UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Cepton, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CEPTON, INC.
399 West Trimble Road
San Jose, California 95131

November 20, 2024

Dear Stockholder,

You are cordially invited to attend a special meeting of stockholders of Cepton, Inc., a Delaware corporation (the “Company”). The meeting will be held on December 20, 2024, at 9:00 a.m. Pacific Time, conducted solely online via live webcast (the “Special Meeting”). We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders. You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions prior to the meeting at www.proxyvote.com (or scan the barcode on your proxy card) and during the meeting by visiting www.virtualshareholdermeeting.com/CPTN2024SM at the meeting date and time described in the accompanying Proxy Statement. There is no physical location for the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated as of July 29, 2024 (which we refer to as the “Merger Agreement”), by and among the Company, KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan (“Parent” or “Koito”), and Project Camaro Merger Sub, Inc., a Delaware corporation and an indirectly wholly owned subsidiary of Parent (“Merger Sub”). We refer to the merger of Merger Sub with and into the Company as the “merger.” At the Special Meeting, you will also be asked to consider and vote on a proposal for the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. A copy of the Merger Agreement is attached as Annex A to the Proxy Statement.

The proposed transaction constitutes a “going private transaction” under U.S. Securities and Exchange Commission (“SEC”) rules. Upon completion of the transaction, our common stock and public warrants will no longer trade on the Nasdaq Stock Market. In addition, our common stock and public warrants will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we will no longer file periodic reports with the SEC.

The Board of Directors of Cepton (the “Board”) referred consideration of any potential transaction involving the Company to a Special Committee (the “Special Committee”) of the Board, including the authority to, among other things, review, evaluate, negotiate, approve or not approve and recommend or not recommend to the Board and our stockholders any proposal made by Parent. The Special Committee unanimously (i) determined that the terms of the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the merger consideration and the merger, are advisable, fair to, and in the best interests of, the Company and its stockholders, and (ii) recommended that the Board (A) approve, adopt and declare advisable and in the best interests of the Company and its stockholders the Merger Agreement, the other transaction documents and the transactions contemplated thereby and (B) submit to our stockholders, and recommend the adoption of, the Merger Agreement.

In evaluating the Merger Agreement and the transactions contemplated thereby, including the merger, the Special Committee consulted with its own independent legal and financial advisors and, in making its recommendation to the Board, considered a number of factors. In evaluating the Merger Agreement and the transactions contemplated thereby, including the Merger, and, in making its determination, including its recommendation to our stockholders, the Board considered a number of factors, including the recommendation of the Special Committee. Such factors considered by the Special Committee and the Board are described more fully in the accompanying Proxy Statement.

The Board (acting on the recommendation of the Special Committee, whose analyses and determinations the Board adopted as its own in its evaluation of the fairness of the merger), after considering the factors more fully described in the enclosed Proxy Statement: (1) determined that the merger, and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of the Company and its stockholders and (2) approved the Merger Agreement, the merger and the other transactions contemplated by the Merger Agreement.

The Board recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; and (2) “FOR” the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this Special Meeting. Whether or not you plan to attend the virtual Special Meeting, please sign, date and return the accompanying proxy card or voting instruction form in the postage-paid envelope provided or submit your proxy or voting instructions electronically via the internet or by telephone. See “About the Special Meeting and the Transaction — How do I vote?” in the Proxy Statement for more details. You may also vote your shares online during the Special Meeting. Instructions for each type of voting are included on your proxy card or voting instruction form. Returning the proxy card or voting instruction form or submitting your proxy or voting instructions electronically does not deprive you of your right to attend the virtual Special Meeting and to vote your shares online during the virtual Special Meeting.

Very truly yours,

Jun Pei
Chairman of the Board, President
and Chief Executive Officer

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CEPTON, INC.
399 West Trimble Road
San Jose, California 95131

_________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 20, 2024

_________________________________

Notice is given that a special meeting of stockholders (which we refer to, together with any adjournment, postponement or other delay thereof, as the “Special Meeting”) of Cepton, Inc., a Delaware corporation (which we refer to as the “Company” or “Cepton”), will be held on December 20, 2024, at 9:00 a.m., Pacific time, for the following purposes:

Proposal 1 — Approval of a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated July 29, 2024 (the “Merger Agreement”), by and among the Company, KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan (“Parent” or “Koito”), and Project Camaro Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and an indirectly wholly owned subsidiary of Parent (the “Transaction Proposal”).

Proposal 2 — Approval of a proposal to adjourn the Special Meeting to a later date or time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Transaction Proposal (the “Adjournment Proposal”)

Such other business as may properly come before the meeting, or any adjournment or postponement thereof.

IMPORTANT — NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING.    The Special Meeting will be held by means of a live interactive webcast on the internet at www.virtualshareholdermeeting.com/CPTN2024SM. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials by sending you this full set of proxy materials, including a proxy card. Accordingly, the Proxy Statement and accompanying proxy card will first be mailed to our stockholders on or about November 26, 2024. Our proxy materials are also available to our stockholders free of charge at http://investors.cepton.com.

The stockholders of record of our common stock as of the close of business on November 15, 2024, will be entitled to vote at the Special Meeting, or any adjournment or postponement thereof. Holders of our shares of Series A Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Stock”) or warrants shall not be entitled to vote at the Special Meeting. For a period of 10 days ending on the day before the Special Meeting date, a complete list of stockholders of record of our common stock entitled to vote at the Special Meeting will be available for inspection in our principal executive offices at 399 West Trimble Road, San Jose, California 95131.

Your vote is important to us.    Whether or not you plan to attend the virtual Special Meeting, we urge you to submit your proxy or voting instructions as soon as possible to ensure your shares are represented at the Special Meeting. The voting procedures are described under “About the Special Meeting and the Transaction” in the accompanying Proxy Statement.

Cepton’s Board (acting on the recommendation of the Special Committee, whose analyses and determinations the Board adopted as its own in its evaluation of the fairness of the merger) recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; and (2) “FOR” the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

The stockholders or beneficial owners of record who do not vote in favor of the proposal to adopt the Merger Agreement will have the right to seek appraisal of the “fair value” of their shares of our common stock (exclusive of any elements of value arising from the accomplishment or expectation of the merger and together with interest (as described in the accompanying Proxy Statement) to be paid on the amount determined to be “fair value”) in lieu of receiving $3.17 in cash per share, without interest and subject to any applicable withholding taxes, for each share of our common stock that they own if the merger is completed, as determined in accordance with Section 262 of the General Corporation Law of the State of Delaware (which we refer to as the “DGCL”). To do so, a record stockholder or beneficial owner must properly demand appraisal before the vote is taken on the Merger Agreement and comply with all other requirements of the DGCL, which are summarized in the accompanying Proxy Statement.

By Order of the Board of Directors,

Jun Pei
President and Chief Executive Officer
November 20, 2024

CEPTON, INC.
399 West Trimble Road
San Jose, California 95131

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS

December 20, 2024

SPECIAL MEETING AGENDA

Proposals	Page	Voting Standard	Board Recommendation
Transaction Proposal	49

An affirmative vote of the holders of our common stock representing a majority of the outstanding shares of our common stock entitled to vote. Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting.

			For
Adjournment Proposal	78

An affirmative vote of a majority in voting power of the shares of our common stock present in person or represented by proxy at our Special Meeting and entitled to vote at our Special Meeting and are voted “FOR” or “AGAINST” the proposal. Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting.

			For

Record Date; Shares Entitled to Vote; Quorum

Only our common stockholders as of the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee to access the stockholder list during the Special Meeting.

As of the record date, there were 16,051,981 shares of our common stock issued and outstanding and entitled to vote at the Special Meeting. Each share of our common stock issued and outstanding as of the close of business on the record date is entitled to one vote per share on each matter properly submitted for a vote at the special meeting.

The presence, in person or by proxy, of the holders of a majority of all outstanding shares of our common stock entitled to vote at the Special Meeting as of the record date shall constitute a quorum for the transaction of business at the Special Meeting.

Vote Required; Abstentions and Broker Non-Votes

Approval of the Transaction Proposal requires the affirmative vote of the holders of a majority of our common stock outstanding as of the record date and entitled to vote on the proposal. Adoption of the Merger Agreement by our stockholders is a condition to the closing of the merger (the “Closing”).

Approval of the Adjournment Proposal to solicit additional proxies if there are insufficient votes to adopt the Transaction Proposal at the time of the Special Meeting requires the affirmative vote of a majority in voting power of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote at our Special Meeting and are voted “FOR” or “AGAINST” the Adjournment Proposal.

If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” the Transaction Proposal and will have no impact on the Adjournment Proposal to solicit additional proxies if there are insufficient votes to adopt the Transaction Proposal at the time of the Special Meeting. Abstentions will be counted as present for purposes of determining whether a quorum exists.

A “broker non-vote” generally occurs when a bank, broker or other nominee holding shares on your behalf does not vote on a proposal because the bank, broker or other nominee has not received your voting instructions and lacks discretionary power to vote your shares. Any “broker non-votes” will be counted for the purpose of determining whether a quorum is present. If there are broker non-votes, each broker non-vote will have the same effect as a vote “AGAINST” the Transaction Proposal, but will have no effect on the Adjournment Proposal if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Transaction Proposal at the time of the Special Meeting.

Revocability of Proxies

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:

•        signing another proxy card with a later date and returning it to us by mail or submitting a new proxy electronically by telephone or the internet after the date of the earlier submitted proxy (your latest telephone or internet voting instructions will be followed) but prior to the Special Meeting;

•        delivering a written notice of revocation to our Corporate Secretary prior to the voting of the proxy at the Special Meeting; or

•        attending the Special Meeting and voting at the Special Meeting using the control number on the enclosed proxy card.

If you have submitted a proxy, your attendance at the Special Meeting, in the absence of voting at the Special Meeting or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

If you hold your shares in “street name” through a bank, broker or other nominee, you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting if you obtain a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting.

Any adjournment, postponement or other delay of the Special Meeting, including for the purpose of soliciting additional proxies, will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned, postponed or delayed.

i

CEPTON, INC.
399 West Trimble Road
San Jose, California 95131

PROXY STATEMENT
General

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cepton, Inc. for use at the special meeting of stockholders (the “Special Meeting”) to be held on December 20, 2024 at 9:00 a.m., Pacific Time. The Special Meeting will be conducted virtually via live webcast. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters to be brought before the Special Meeting. Please read it carefully.

On or about November 26, 2024, the proxy materials for the Special Meeting, including this Proxy Statement, were first sent to our common stockholders entitled to vote at the Special Meeting.

Unless otherwise indicated, the terms “Cepton, Inc.,” “Cepton,” “the Company,” “we,” “our” and “us” are used in these proxy materials to refer to Cepton, Inc. We are incorporated in the state of Delaware and the Company’s website can be found at http://www.cepton.com. Our common stock is traded on the Nasdaq Capital Market (“Nasdaq”) under the symbol “CPTN”. Information contained on or accessible through Cepton’s website is not a part of this Proxy Statement.

Unless otherwise defined in the Proxy Statement, capitalized terms are defined below in the text or under “Merger Agreement” in Proposal 1.

Summary Term Sheet

Except as otherwise specifically noted in this Proxy Statement “Cepton,” the “Company,” “we,” “our,” “us” and similar words refer to Cepton, Inc., including, in certain cases, our subsidiaries. Throughout this Proxy Statement, the “Board” refers to the Board of Directors of Cepton. Throughout this Proxy Statement, we refer to KOITO MANUFACTURING CO., LTD. as “Koito,” or “Parent,” Project Camaro Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent, as “Holdco” and Project Camaro Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco, as “Merger Sub,” and Parent, Holdco and Merger Sub are collectively referred to as the “Koito Entities.” In addition, throughout this Proxy Statement we refer to the Agreement and Plan of Merger (as it may be amended from time to time), dated July 29, 2024, among Parent, Merger Sub and the Company as the “Merger Agreement.”

This summary highlights selected information from this Proxy Statement related to the proposed merger of Merger Sub (an indirect, wholly owned subsidiary of Parent) with and into Cepton, with Cepton surviving the merger and continuing as an indirect controlled subsidiary of Parent. We refer to that transaction as the “merger.”

Because the Merger is a “going private transaction,” the Company has filed with the SEC a Transaction Statement on schedule 13E-3 (the “Schedule 13E-3”) with respect to the merger. You may obtain any additional information about the Schedule 13E-3 under “Where You Can Find More Information.”

This Proxy Statement may not contain all of the information that is important to you. To understand the merger more fully and for a complete description of its legal terms, you should carefully read this entire Proxy Statement, including its annexes and the other documents to which we refer in this Proxy Statement. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions in the section of this proxy statement captioned “Where You Can Find More Information.” A copy of the Merger Agreement is attached as Annex A to this Proxy Statement. We encourage you to read the Merger Agreement, which is the legal document that governs the merger, carefully and in its entirety.

Introduction

On July 29, 2024, the Company agreed to be acquired by Koito. If the merger is completed, each outstanding share of our common stock, par value $0.00001 per share (which we refer to as our “common stock”), will be converted into the right to receive an amount in cash, without interest, equal to $3.17 per share subject to the terms and conditions in the Merger Agreement.

Parties Involved in the Merger

Cepton

Cepton is a Silicon Valley innovator of LiDAR-based solutions for automotive, smart cities, smart spaces and smart industrial applications. With its patented LiDAR technology, Cepton aims to take LiDAR mainstream and achieve a balanced approach to performance, cost and reliability, while enabling scalable and intelligent 3D perception solutions across industries. Founded in 2016 and led by industry veterans with decades of collective experience across a wide range of advanced LiDAR and imaging technologies, Cepton is focused on the mass market commercialization of high-performance, high-quality LiDAR solutions. Cepton is headquartered in San Jose, CA and has a center of excellence facility in Troy, MI to provide local support to automotive customers in the Metro Detroit area. Cepton also has a presence in Germany to serve European customers.

Our common stock and public warrants are listed for trading on the Nasdaq Capital Market under the symbols “CPTN” and “CPTNW,” respectively. Our corporate office is located at 399 West Trimble Road, San Jose, California 95131, and our telephone number is (408) 459-7579.

Parent

Parent is a joint stock corporation (kabushiki kaisha) incorporated under the laws of Japan with the name KOITO MANUFACTURING CO., LTD and whose shares are listed on the Tokyo Stock Exchange. Parent’s principal business is the production and sale of automotive lighting equipment in Japan and overseas, as well as the production and sale of railroad car control equipment, aircraft components and seats for railroad cars and aircraft. The principal office address of Parent is Sumitomo Fudosan Osaki Twin Bldg. East, 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan. The telephone number for the principal office of Parent is +81-3-3443-7111.

Merger Sub

Merger Sub, a Delaware corporation, was formed on July 22, 2024, as an indirect, wholly owned subsidiary of Parent, solely for the purpose of completing the merger and has conducted no business activities other than those related to the structuring and negotiation of the merger. The principal executive office address of Merger Sub is Sumitomo Fudosan Osaki Twin Bldg. East, 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan. The telephone number for the principal office of Merger Sub is +81-3-3443-7111.

Effect of the Merger

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement and in accordance with the DGCL, Merger Sub will merge with and into Cepton on the date of the filing of a certificate of merger with the Secretary of State of the State of Delaware (the “Effective Time”). As a result, the separate corporate existence of Merger Sub will cease and Cepton will survive the merger and continue to exist after the merger as an indirect controlled subsidiary of Koito.

The merger will become effective when Cepton, Parent and Merger Sub cause to be executed and filed a certificate of merger with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL, or such other date and time as is agreed upon by the parties and specified in the certificate of merger.

Merger Consideration

At the Effective Time, each outstanding share of our common stock (subject to certain limited exceptions) will be automatically canceled and will cease to exist and will be converted into the right to receive $3.17 in cash, without interest. We refer to this amount as the “per share merger consideration.” After the merger is completed, you will have the right to receive the per share merger consideration for each share of our common stock that you own, but you will no longer have any rights as a stockholder of the Company (except that our stockholders who properly and validly exercise and perfect, and do not validly withdraw or otherwise lose, their demand for appraisal rights under the DGCL will have the right to receive a payment for the “fair value” of their shares as determined pursuant to an appraisal proceeding as contemplated by the DGCL, as described in the section of this Proxy Statement captioned “The Transaction — Appraisal Rights”).

Rollover Agreement

Concurrently with the execution of the Merger Agreement, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui (together, the “Rollover Participants”), as stockholders of the Company holding 28.8% of our outstanding common stock as of the Record Date, entered into a Rollover Agreement, pursuant to which, immediately prior to the Effective Time, the Rollover Participants will contribute 1,291,810, 515,886 and 476,549 shares of our common stock (the “Rollover Shares”), respectively, making up one-half of the shares of our common stock owned by each such Rollover Participant as of the date of the Rollover Agreement, to Holdco in exchange for equity interests in Holdco and will not receive the per share merger consideration in respect of each of the Rollover Shares. For more information about the Rollover Participants, see “Rollover Agreement” in Proposal 1.

The Special Meeting

Date, Time and Place

The Special Meeting will be held on December 20, 2024, at 9:00, Pacific time. You may attend this Special Meeting solely via a live interactive webcast on the internet at www.virtualshareholdermeeting.com/CPTN2024SM. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares). We believe that a virtual meeting provides expanded access, improved communication and cost savings for our stockholders.

Purpose

At the special meeting, we will ask stockholders to vote on proposals to: (1) adopt the Merger Agreement; and (2) adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the Special Meeting.

Record Date; Shares Entitled to Vote

You are entitled to vote at the special meeting if you owned shares of our capital stock as of the close of business on November 15, 2024 (the “Record Date”). Each share of our common stock outstanding as of the close of business on the Record Date will have one vote on each matter submitted for a vote at the Special Meeting. Neither the Company’s warrants to purchase shares of common stock nor the holders of our non-voting Preferred Stock are entitled to vote at the Special Meeting.

Quorum

As of the Record Date, there were 16,051,981 shares of our common stock outstanding and entitled to vote at the Special Meeting. The presence, in person or by proxy, of the holders of a majority of all of the outstanding shares of our common stock entitled to vote at the Special Meeting as of the record date shall constitute a quorum for the transaction of business at the Special Meeting.

Required Vote

The proposals to be voted on at the special meeting require the following votes:

•        Proposal 1:    Approval of the Transaction Proposal requires a quorum and the affirmative vote of the holders of a majority of the shares of our common stock outstanding as of the Record Date and entitled to vote thereon at the Special Meeting.

•        Proposal 2:    Approval of the Adjournment Proposal requires a quorum and the affirmative vote of the holders of a majority in voting power of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting and are voted “FOR” or “AGAINST” the Adjournment Proposal.

Recommendation of the Special Committee

The Special Committee of the Board (the “Special Committee”) engaged Craig-Hallum Capital Group LLC (“Craig-Hallum”), to act as its financial advisor with respect to a possible sale of the Company pursuant to an engagement letter dated January 17, 2024. On July 28, 2024, Craig-Hallum rendered its oral opinion (which was subsequently confirmed in writing on July 29, 2024) to the Special Committee that, as of the date of the Merger Agreement and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the per share merger consideration to be paid to the holders of shares of our common stock (other than Parent, Merger Sub or any of their respective affiliates or the Rollover Participants) (the “Unaffiliated Stockholders”) in the merger is fair, from a financial point of view.

After careful consideration, including a thorough review of the Merger Agreement, the other transaction documents and the terms of the merger, and taking into account the presentations made to the Special Committee and various other factors discussed and considered by the Special Committee (as described under the heading “Special Factors — Reasons for the Transaction; Recommendations of the Special Committee and the Board”), and after due consideration of its fiduciary duties under applicable law, the Special Committee has determined that the terms of the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the merger consideration and the merger, are advisable, fair to, and in the best interests of, the Company and its stockholders. Accordingly, the Special Committee unanimously recommended that the Board (A) approve, adopt and declare advisable and in the best interests of the Company and its stockholders the Merger Agreement, the other transaction documents and the transactions contemplated thereby and (B) submit to the Company’s stockholders, and recommend the adoption of, the Merger Agreement.

Recommendation of the Board and Reasons for the Merger

The Board (other than the Koito-appointed members of the Board (the “Koito Designees”), after considering various factors described in the section of this Proxy Statement captioned “Special Factors — Reasons for the Transaction; Recommendations of the Special Committee and the Board,” acting on the recommendation of the Special Committee, unanimously: (1) determined that the merger is fair to and in the best interests of the Company and its stockholders, including the unaffiliated security holders as defined under Rule 13e-3 under the Exchange Act and (2) approved, adopted and declared advisable the Merger Agreement and the other transaction documents to which the Company is a party.

The Board (other than the Koito Designees) recommends that you vote: (1) “FOR” the Transaction Proposal and (2) “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the Special Meeting.

Please see the section entitled “Special Factors — Reasons for the Transaction; Recommendations of the Special Committee and the Board” for a detailed discussion.

Voting Support Agreements

Concurrently with the execution and delivery of the Merger Agreement, Parent and the Company entered into with each of Dr. Jun Pei, the Company’s President and Chief Executive Officer and Chairman of the Board, Dr. Jun Ye, a member of the Board, and Dr. Mark McCord, the chairman of the Company’s technology advisory board and former Chief Technology Officer, Voting Support Agreements in their capacities as stockholders. Pursuant to the Voting Support Agreements, each of the stockholders above agreed, subject to the terms of the Voting Support Agreements, to cause the outstanding shares of our common stock beneficially owned by such stockholder as of the Record Date for the Special Meeting to, among other things, (a) appear at such meeting or otherwise cause their shares of our common stock to be counted as present for the purpose of establishing a quorum, (b) be voted to approve any matters necessary or reasonably requested by the Company for consummation of the transactions contemplated by the Merger Agreement, (c) be voted against any Acquisition Proposal or Acquisition Transaction (as each term is defined below) and any other action that would reasonably be expected to materially impede, interfere with, delay, postpone or adversely affect any of the transactions contemplated by the Merger Agreement and (d) be subject to a voting proxy pursuant to which Parent will be such stockholder’s attorney-in-fact and proxy. The aggregate number of shares of our common stock beneficially owned by the stockholders party to the Voting Support Agreements and required to be voted or cause to be voted in favor of the adoption of the Merger Agreement pursuant to the Voting Support Agreements represents approximately 38.7% of the outstanding shares of our common stock, and along with the shares of our common stock beneficially owned by Koito (excluding the shares of our common stock to which the shares of Preferred Stock held by Koito are convertible), approximately 50.9% of the outstanding shares of our common stock. The affirmative vote by all of the stockholders party to the Voting Support Agreements, together with the affirmative vote of Parent, will be sufficient to establish a quorum and approve the Transaction Proposal.

For additional details, see “Voting and Support Agreements” of Proposal 1.

Treatment of Equity Awards in the Merger

Treatment of Company Options

Each compensatory option to purchase shares of our common stock (a “Company Option”) that is outstanding immediately prior to the Effective Time, whether or not vested or exercisable, will be cancelled, and the holder of such option will be entitled to receive, at or promptly after the Effective Time, an amount in cash, less any withholding taxes, determined by multiplying (i) the excess, if any, of the per-share merger consideration over the applicable exercise price per share of the Company Option by (ii) the number of shares of our common stock subject to such Company Option immediately prior to the Effective Time. Any Company Option that is outstanding immediately prior to the Effective Time with a per-share exercise price that is greater than or equal to the per-share merger consideration will be cancelled at the Effective Time without payment.

Treatment of Company RSUs

Each service-based restricted stock unit or deferred stock unit of the Company (“Company RSU”) that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled, and the holder of such Company RSU will be entitled to receive (without interest), at or promptly after the Effective Time, for each such Company RSU an amount in cash, less any withholding taxes, determined by multiplying (i) the per share merger consideration by (ii) the number of shares of our common stock underlying such Company RSU immediately prior to the Effective Time; provided, that as to any such Company RSU that is not vested as of the Effective Time, the merger consideration for such unvested Company RSU will remain subject to the vesting conditions that applied to such Company RSU immediately prior to the Effective Time (including any provisions for accelerated vesting of such Company RSU in connection with a termination of the holder’s employment) and will be payable only if and to the extent such vesting conditions are satisfied.

Treatment of Company PSUs

Each award of performance-based restricted stock units of the Company (“Company PSU”) that is outstanding immediately prior to the Effective Time will vest as to the number of Company PSUs determined in accordance with the applicable award agreement and will be canceled and converted into the right to receive (without interest), at or promptly after the Effective Time, an amount in cash (without interest) determined by multiplying (i) the per-share merger consideration by (ii) the number of shares of our common stock underlying such vested Company PSUs, less any withholding taxes. Any Company PSU that is not vested as of immediately prior to the Effective Time will be canceled at the Effective Time without payment of any consideration therefor. As of the date hereof, it is expected that the outstanding Company PSUs will not vest and will be cancelled without payment at the Effective Time.

For more information about the treatment of equity awards, see “Special Factors — Effect of the Merger on Our Capital Stock and Equity Awards.”

Treatment of Warrants in the Merger

The exercise price for the Company’s warrants is $115.00 per share, which exceeds the per share merger consideration under the Merger Agreement. Accordingly, at the Effective Time, each outstanding warrant will, in accordance with its terms under the Warrant Agreement, dated as of January 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Warrant Agreement”), automatically and without any required action on the part of the holder thereof, cease to represent a warrant exercisable for shares of our common stock and will become a warrant exercisable for the merger consideration. If a holder properly exercises a warrant within 30 days following the public disclosure of the consummation of the merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price, as defined in the Warrant Agreement, with respect to such exercise will be reduced by an amount (in dollars and in no event less than zero) equal to the difference of (a) the Warrant Price in effect prior to such reduction minus (b) (i) the per share merger consideration minus (ii) the Black-Scholes Warrant Value (as defined in the Warrant Agreement).

Appraisal Rights

Our stockholders and beneficial owners of our common stock are entitled, under certain circumstances, to seek appraisal of their shares in connection with the merger under Delaware law. Pursuant to Section 262(d) of the DGCL, this Proxy Statement serves as notice that record or beneficial owners of our common stock may be entitled to appraisal rights under Section 262 (which we refer to as “Section 262”) of the DGCL in connection with the merger. Under Section 262 of the DGCL, if the merger is consummated, our stockholders (including beneficial owners of shares of our common stock) will be entitled to seek appraisal of their shares of our common stock if they (1) do not vote in favor of the Transaction Proposal; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) meet certain statutory requirements described in this Proxy Statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal. This means that these persons will be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation (defined below) makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Interests of Directors and Executive Officers in the Merger

In considering the recommendation of the Board and the Special Committee that you vote to adopt the Transaction Proposal, you should be aware that the Company’s directors and executive officers may have interests in the Transaction that may be different from, or in addition to, those of the Company stockholders generally. These interests include, among others:

•        Parent will contribute its shares of our common stock as well as its shares of Preferred Stock to Holdco and will not receive the per share merger consideration.

•        Certain directors and executive officers that are Rollover Participants will not receive the per share merger consideration in respect of each of the Rollover Shares (as defined below) in the same manner as all of our other stockholders. For more information about the Rollover Participants, see “Rollover Agreement” in Proposal 1.

•        Our directors and executive officers will receive per share merger consideration for their shares of common stock underlying certain of their equity awards in the same manner as all of our other equity award holders (after giving effect to any acceleration under the terms of the award that may apply in connection with the merger). For more information about the treatment of equity awards, see “Special Factors — Effect of the Merger on Our Capital Stock and Equity Awards.”

•        We entered into new employment agreements with named executive officers, Dr. Jun Pei and Dr. Dongyi Liao, which provide for certain severance and other separation benefits.

For a discussion of these interests, please see the section entitled “Interests of Certain Persons in the Transaction.”

Material U.S. Federal Income Tax Consequences of the Merger

The merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder (defined below) will recognize gain or loss equal to the difference, if any, between the amount of cash received in the merger and the U.S. Holder’s adjusted tax basis in the Company’s common stock exchanged therefor.

A Non-U.S. Holder (as defined below) generally will not be subject to U.S. federal income tax with respect to the exchange of our capital stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax. A more complete description of material U.S. federal income tax consequences of the merger is provided in the section of this Proxy Statement captioned “The Merger Agreement — Material U.S. Federal Income Tax Consequences of the Transaction” in Proposal 1. Stockholders should consult their tax advisors concerning the U.S. federal income tax consequences relating to the merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Conditions to the Transaction

The respective obligations of Parent and the Company to consummate the merger are subject to the satisfaction or waiver of the following conditions:

•        the Company’s receipt of the Requisite Stockholder Approval (defined below) at the Special Meeting; and

•        no temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction, in each case, issued by a court or other governmental authority of competent jurisdiction will be in effect, and no law will have been enacted, entered, enforced or deemed applicable to the merger by a governmental authority of competent jurisdiction, that in each case prohibits, makes illegal, or enjoins the consummation of the merger.

The obligations of Parent to consummate the merger are subject to the satisfaction or waiver of each of the following conditions:

•        other than the Company Fundamental Representations (defined below) and the representation and warranty of the Company relating to the absence of certain changes, the representations and warranties of the Company set forth in the Merger Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect (defined below) qualifications set forth therein) as of July 29, 2024, and as of the date of the Closing as if made at and as of the date of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that have not had and would not reasonably be expected to have a Company Material Adverse Effect;

•        the Company Fundamental Representations will be true and correct in all material respects (except those representations and warranties of the Company contained in the Company capitalization section of the Merger Agreement, which will be true and correct (other than de minimis inaccuracies)) as of July 29, 2024, and as of the date of the Closing as if made at and as of the date of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

•        the Company will have performed and complied in all material respects with the covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by it at or prior to the Closing;

•        the CFIUS approval will have been obtained, and such CFIUS approval will be in full force and effect;

•        no Company Material Adverse Effect will have occurred after July 29, 2024; and

•        Parent will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the closing conditions relating to the Company’s representations and warranties, the Company’s performance obligations, governmental approvals, and Company Material Adverse Effect have been satisfied.

The obligations of the Company to consummate the Transaction are subject to the satisfaction or waiver of each of the following conditions:

•        the Parent Fundamental Representations (defined below) will be true and correct in all material respects as of July 29, 2024, and as of the date of Closing as if made at and on the date of Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

•        Parent will have performed and complied in all material respects with the covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by Parent at or prior to the Closing; and

•        the Company will have received a certificate of Parent, validly executed for and on behalf of Parent and in its name by a duly authorized officer thereof, certifying that the closing conditions relating to Parent’s representations and warranties and Parent’s performance obligations have been satisfied.

Delisting and Deregistration of Our Common Stock and Warrants

If the merger is completed, our common stock and warrants will no longer be traded on Nasdaq and will be deregistered under the Securities Exchange Act of 1934 (which we refer to as the “Exchange Act”). At that time, we will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC with respect to our common stock or warrants.

Effect on Cepton if the Merger is Not Completed

If the Merger Agreement is not adopted by our stockholders, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock in connection with the merger. Instead, (1) Cepton will remain an independent public company; (2) our common stock and warrants will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC. In addition, if the merger is not completed, we expect that: (a) Cepton’s management will continue to operate the business as it is currently being operated and (b) our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which we operate and adverse economic conditions.

Furthermore, if the merger is not completed, and depending on the circumstances that cause the merger not to be completed, there can be no assurance as to the price at which our common stock may trade, and the price of our common stock could decline significantly.

About the Special Meeting and the Transaction

The Company is furnishing this Proxy Statement to its common stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting or any adjournment or postponement thereof. This Proxy Statement provides the Company’s stockholders with the information they need to know to be able to vote at the Special Meeting or any adjournment or postponement thereof. The following questions and answers are intended to briefly address some commonly asked questions regarding the Transaction, the Merger Agreement and the Special Meeting. These questions and answers may not address all of the questions that may be important to you as a stockholder of the Company. Please refer to the detailed information contained elsewhere in this Proxy Statement, including the Merger Agreement and the documents referred to or incorporated by reference in this Proxy Statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference in this Proxy Statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 91 or “Incorporation of Certain Information By Reference” beginning on page 94.

Q.     Who is soliciting my vote?

A.     This Proxy Statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board for use at the Special Meeting.

Q.     Why am I receiving this Proxy Statement?

A.     On July 29, 2024, we announced our entry into the Merger Agreement, which provides that Parent will acquire Cepton for $3.17 in cash per share of our common stock, without interest and subject to any applicable withholding taxes, for each share of our common stock that you own at the Effective Time. In order to complete the merger, among other conditions, our stockholders must vote on a proposal to adopt the Merger Agreement (the “Transaction Proposal”). We are also requesting that stockholders approve a proposal to adjourn the Special Meeting to a later date or time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Transaction Proposal (the “Adjournment Proposal”).

This Proxy Statement, which you should read carefully, contains important information about the merger, the Merger Agreement, the Special Meeting and the matters to be voted on at the Special Meeting. The enclosed materials allow you to submit a proxy to vote your shares of our common stock without attending the Special Meeting and to ensure that your shares of our common stock are represented and voted at the Special Meeting.

You have been identified as a stockholder of the Company as of the close of business on the Record Date (defined below) and are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. See below under “How do I vote?”

Although it is not currently expected, the Special Meeting may be adjourned or postponed. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date. Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting.

Q.     What is the Transaction and what effects will it have on the Company?

A.     The proposed merger is the acquisition of the Company by Parent. If the Transaction Proposal is approved by our stockholders and the other closing conditions set out in the Merger Agreement are satisfied or waived, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the merger, the Company will become an indirect controlled subsidiary of Parent owned by Parent and the Rollover Participants, and our common stock and the public warrants will no longer be publicly traded and will no longer be listed on Nasdaq. In addition, our common stock and warrants will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC.

After careful consideration, our Board (excluding the Koito Designees and acting on the recommendation of the Special Committee, whose analyses and determinations the Board adopted as its own in its evaluation of the fairness of the merger) has determined that the Merger Agreement and the transactions contemplated thereby are fair to and in the best interests of the Company and the Company’s stockholders and has approved the Merger Agreement and the transactions contemplated thereby. In addition, the Board (excluding the Koito Designees) believes that the merger is fair to our “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act. Accordingly, the Board (excluding the Koito Designees) recommends that its stockholders vote “FOR” the approval of the Transaction Proposal and “FOR” the Adjournment Proposal, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Transaction Proposal.

Q.     What will I receive if the merger is completed?

A.     Upon completion of the merger, you will be entitled to receive $3.17 in cash per share of our common stock, without interest and subject to any applicable withholding taxes, for each share of our common stock that you own immediately prior to the Effective Time, unless you have properly exercised, and not validly withdrawn or subsequently lost, your appraisal rights under the DGCL. For example, if you own 100 shares of our common stock, you will receive $317 in cash in exchange for your shares, without interest and less any applicable withholding taxes.

Q.     How does the per share price compare to the market price of our common stock?

A.     This amount constitutes a premium of approximately 25 percent over our closing stock price on July 26, 2024, the last full trading day prior to the public announcement of our entry into the Merger Agreement.

Q.     What will happen to the Company’s incentive awards?

A.     Restricted Stock Units.    As of immediately prior to the Effective Time, certain of the outstanding awards of restricted stock units (which we refer to as “Company RSUs”) will automatically vest and be cancelled and converted into, for each share of our common stock subject to the award immediately prior to the Effective Time, the right to receive a payment equal to the per share merger consideration, subject to all applicable federal, state and local tax withholdings and deductions (the “RSU Payment”). In the case of a Company RSU that is subject to certain vesting conditions (achievement for these purposes will be determined in accordance with the terms expressly specified in the award agreement) will, upon satisfaction of such vesting conditions, be cancelled and converted into, for each share of our common stock subject to the award immediately prior to the Effective Time the right to receive the RSU Payment.

Stock Options.    As of immediately prior to the Effective Time, each outstanding option will be cancelled and, in exchange therefor, the holder of such cancelled option will be entitled to receive a payment in cash of an amount equal to the product of (1) the total number of shares of our common stock subject to such option and (2) the excess of the per share merger consideration over the aggregate exercise price per share of such option, subject to all applicable federal, state and local tax withholdings and deductions. To the extent the exercise price per share of any outstanding options exceeds the per share merger consideration, such option will be cancelled without consideration.

Performance-Based Stock Units.    Each award of performance-based restricted stock units of the Company (“Company PSU”) that is outstanding immediately prior to the Effective Time will vest as to the number of Company PSUs determined in accordance with the applicable award agreement and will be canceled and converted into the right to receive (without interest), at or promptly after the Effective Time, an amount in cash (without interest) determined by multiplying the per share price by the number of shares of our common stock underlying such vested Company PSUs, less any withholding taxes. Any Company PSU that is not vested as of immediately prior to the Effective Time will be canceled at the Effective Time without payment of any consideration therefor.

Q.     What will happen to the Company’s warrants?

A.     The exercise price for the Company’s warrants is $115.00 per share, which exceeds the per share merger consideration under the Merger Agreement. Accordingly, at the Effective Time, each outstanding warrant will, in accordance with its terms under the Warrant Agreement, automatically and without any required action on the part of the holder thereof, cease to represent a warrant exercisable for shares of our common stock and will become a warrant exercisable for the merger consideration. If a holder properly exercises a warrant within

30 days following the public disclosure of the consummation of the merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price, as defined in the Warrant Agreement, with respect to such exercise will be reduced by an amount (in dollars and in no event less than zero) equal to the difference of (a) the Warrant Price in effect prior to such reduction minus (b) (i) the per share merger consideration minus (ii) the Black-Scholes Warrant Value (as defined in the Warrant Agreement).

Q.     When and where is the Special Meeting?

A.     The meeting will be held on December 20, 2024, at 9:00 a.m. Pacific Time, conducted solely online via live webcast at www.virtualshareholdermeeting.com/CPTN2024SM, and can also be accessed by phone at +1-800-690-6903. There is no physical location for the Special Meeting.

Q.     What am I being asked to vote on at the Special Meeting?

A.     At the Special Meeting, holders of the Company’s common stock will be asked to consider and vote on the Transaction Proposal and the Adjournment Proposal.

Q.     How does the Board recommend that I vote?

A.     After careful consideration, the Board (excluding the Koito Designees) recommends (acting on the recommendation of the Special Committee, whose analyses and determinations the Board adopted as its own in its evaluation of the fairness of the merger) that you vote your shares of our common stock “FOR” the approval of the Transaction Proposal and “FOR” the approval of the Adjournment Proposal.

Pursuant to an engagement letter, the Special Committee retained Craig-Hallum as its financial advisor in connection with the merger. On July 28, 2024, at a meeting of the Special Committee, Craig-Hallum rendered its oral opinion to the Special Committee, subsequently confirmed in writing on July 29, 2024, that, as of the date of the Merger Agreement and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the per share merger consideration to be paid to the Unaffiliated Stockholders in the merger is fair, from a financial point of view.

For a discussion of the factors that the Board and Special Committee considered in determining to approve the execution and delivery of the Merger Agreement by the Company and to recommend the approval of the transactions contemplated by the Merger Agreement, please see the section entitled “Special Factors — Reasons for the Transaction; Recommendations of the Special Committee and the Board.” In considering the recommendation of the Board that you vote to adopt the Merger Agreement, you should be aware that the Company’s directors and executive officers may have interests in the Transaction that may be different from, or in addition to, those of the Company stockholders generally. These interests include, among others:

•        Parent will contribute its shares of our common stock as well as its shares of Preferred Stock to Holdco (as defined below) and will not receive the per share merger consideration.

•        Certain directors and executive officers that are Rollover Participants will not receive the per share merger consideration in respect of each of the Rollover Shares (as defined below) in the same manner as all of our other stockholders. For more information about the Rollover Participants, see “Rollover Agreement” in Proposal 1.

•        Our directors and executive officers will receive per share merger consideration for their shares of common stock underlying certain of their equity awards in the same manner as all of our other equity award holders (after giving effect to any acceleration under the terms of the award that may apply in connection with the merger). For more information about the treatment of equity awards, see “Special Factors — Effect of the Merger on Our Capital Stock and Equity Awards.”

•        We entered into new employment agreements with named executive officers, Dr. Jun Pei and Dr. Dongyi Liao, which provide for certain severance and other separation benefits.

For a discussion of these interests, please see the section entitled “Interests of Certain Persons in the Transaction.”

Q.     May the Board change its recommendation?

A.     If the Company receives an Acquisition Proposal (as defined below) that was not received as a result of a breach of the Merger Agreement, and the Board determines that such Acquisition Proposal constitutes a Superior Proposal (as defined below) or would reasonably be expected to lead to a Superior Proposal, then at any time prior to obtaining the Requisite Stockholder Approval (as defined below), the Board (acting on the recommendation of the Special Committee) may effect a Company Board Recommendation Change (as defined below) with respect to such Acquisition Proposal and, after complying with the terms of the Merger Agreement, terminate the Merger Agreement if, in each case, the Board (acting on the recommendation of the Special Committee) determines in good faith that such Acquisition Proposal constitutes a Superior Proposal and that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law; provided, that the Board may not effect a Company Board Recommendation Change or terminate the Merger Agreement unless (A) the Company has given prior written notice to Parent of its intention to take such action, (B) the Company has negotiated with Parent in good faith (to the extent requested by Parent) regarding any modifications to the terms and conditions of the Merger Agreement proposed by Parent in writing following delivery by the Company of such notification, and (C) if Parent has delivered to the Company a written, binding and irrevocable offer to alter the terms or conditions of the Merger Agreement, the Board (acting on the recommendation of the Special Committee) has determined in good faith, after considering the terms of such offer by Parent, that such Acquisition Proposal continues to be a Superior Proposal and that the failure to make such Company Board Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable law.

Q.     Who is entitled to vote at the Special Meeting?

A.     All holders of shares of the Company’s common stock as of the Record Date, which is the close of business on November 15, 2024, are entitled to vote at the Special Meeting. Each holder of our common stock is entitled to one vote for each share of our common stock held on the Record Date. As of the close of business on the Record Date, there were 16,051,981 shares of our common stock outstanding. Neither the Company’s holders of warrants to purchase shares of common stock nor the holders of our non-voting Preferred Stock are entitled to vote at the Special Meeting.

Q.     What is the difference between holding shares as a stockholder of record and in “street name” as a beneficial owner?

A.     Our stockholders may hold their shares of our common stock through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. Summarized below are some of the differences between shares held of record and those owned beneficially in “street name.”

•        Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered, with respect to those shares, the stockholder of record and this Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to vote your shares at the Special Meeting or to grant your proxy directly to certain officers of the Company to vote your shares at the Special Meeting.

•        Beneficial Owner.    If your shares are held through a broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name”, and this Proxy Statement was forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares on your behalf at the Special Meeting, or you may contact your broker, bank or other nominee to obtain a “legal proxy” giving you the right to vote at the Special Meeting.

Q.     Why are you holding a virtual meeting instead of a physical meeting?

A.     We have decided to hold our Special Meeting virtually. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world.

Q.     How can I attend the virtual Special Meeting?

A.     The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by live webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. No physical meeting will be held.

You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CPTN2024SM or by phone at +1-800-690-6903. You also will be able to vote your shares online by attending the Special Meeting by webcast.

To participate in the Special Meeting, you will need to review the information included on your proxy card, voting instruction form or on the Notice. In addition, if you hold your shares through an intermediary, such as a broker, bank or other nominee, you must register in advance using the instructions below.

The virtual Special Meeting will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

Q.     How do I register to attend the Special Meeting virtually on the internet?

A.     If you are a stockholder of record (i.e., you hold your shares through our transfer agent, Continental), you do not need to register to attend the Special Meeting virtually on the internet. Please follow the instructions on the proxy card or notice that you received.

If you hold your shares through an intermediary, such as a broker, bank or other nominee, you must register in advance to attend the Special Meeting virtually on the internet. To register to attend the Special Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your holdings of shares of common stock of Cepton, Inc., along with your name and email address, to Continental. Requests for registration must be labeled as “Legal Proxy” and be received no later than 05:00 p.m., Eastern Time, on December 19, 2024. You should contact the broker, bank or other nominee that holds your shares to obtain your legal proxy.

You will receive a confirmation of your registration by email after Continental receives your registration materials.

Requests for registration should be directed to Continental at the following:

By email: Forward the email from the broker, bank or other nominee that holds your shares, or attach an image of your legal proxy, to proxy@continentalstock.com.

By phone: You may call +1-917-262-2373.

Q.     How do I vote?

A.     You may vote your shares during the Special Meeting by participating in the live webcast at www.virtualshareholdermeeting.com/CPTN2024SM. You may vote your shares before the Special Meeting via the internet, by telephone, or by mail. If you vote via the internet or by telephone, you do not need to mail in a proxy card or voting instructions.

Stockholder of Record:    If you hold your shares of common stock as a record holder, you can vote your shares without attending the Special Meeting in the following ways:

•        By Internet — Visit www.proxyvote.com (or scan the barcode on your proxy card) before the Special Meeting. Have your proxy card available when you access the website.

•        By Telephone — Dial +1-800-690-6903. Have your proxy card available when you call.

•        By Mail — Complete, sign and return the accompanying proxy card using the enclosed postage-paid envelope.

Shares Registered in Street Name:    If you hold your shares of common stock in “street name,” which means your shares are held of record by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee on how to vote your shares without attending the Special Meeting. Your broker, bank or other nominee will allow you to deliver your voting instructions over the internet and may also permit you to vote by telephone. In addition, you may submit your voting instructions by completing, dating and signing the voting instruction form that was included with this Proxy Statement and promptly returning it in the enclosed postage-paid envelope.

Whether or not you plan to attend the virtual Special Meeting, we urge you to vote your shares by completing and returning the proxy card or voting instruction form as promptly as possible, or by voting by telephone or via the internet, prior to the Special Meeting to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

Q.     What is the deadline for voting?

A.     If you are a stockholder of record, your proxy must be received by telephone or internet by 11:59 p.m., Eastern Time, on December 19, 2024, the day before the Special Meeting, in order for your shares to be voted at the Special Meeting. If you are a stockholder of record and you cause your shares to be voted by completing, signing, dating and returning the enclosed proxy card by mail, your proxy card must be received before the Special Meeting for your shares to be voted at the Special Meeting.

If you hold your shares in “street name,” please comply with the deadlines for voting provided by the broker, bank or other nominee that holds your shares.

Q.     How can I change or revoke my vote?

A.     If you are a stockholder of record, you may change or revoke a previously submitted proxy at any time before it is exercised by one of the following methods:

•        signing another proxy card with a later date and returning it to us by mail or by submitting a new proxy electronically by telephone or the internet after the date of the earlier submitted proxy (your latest telephone or internet voting instructions will be followed) but prior to the Special Meeting;

•        delivering to the Corporate Secretary of the Company a written notice of revocation prior to the voting of the proxy at the Special Meeting; or

•        by attending the Special Meeting and voting at the virtual Special Meeting using the control number on the enclosed proxy card. Attendance at the Special Meeting will not, by itself, revoke your proxy.

Written notices of revocation should be addressed to:

CEPTON, INC.
399 West Trimble Road
San Jose, California 95131
Attn: Corporate Secretary

Any change to your proxy that is provided by telephone or the internet must be submitted by 11:59 p.m., Eastern Time, on December 19, 2024, the day before the Special Meeting.

If your shares are held in “street name,” you must contact your broker, bank or other nominee to find out how to change or revoke your voting instructions.

Q.     How will my shares be voted on the proposals at the Special Meeting?

A.     The shares of common stock represented by all properly submitted proxies will be voted at the Special Meeting as instructed or, if no instruction is given, will be voted “FOR” the Transaction Proposal and “FOR” the Adjournment Proposal.

Q.     What happens if I do not give specific voting instructions?

A.     If you are a stockholder of record and you properly submit a signed proxy card or submit your proxy by telephone or the internet but do not specify how you want to vote your shares on a particular proposal, then the named proxy holders will vote your shares in accordance with the recommendations of the Board on all matters presented in this Proxy Statement. See above under “How does the Board recommend that I vote?”

In accordance with applicable stock exchange rules, if you hold your shares through a brokerage account and you fail to provide voting instructions to your broker, your broker may generally vote your uninstructed shares of common stock in its discretion on routine matters at a stockholder meeting. However, a broker cannot vote shares of common stock held in “street name” on non-routine matters unless the broker receives voting instructions from the stockholder. Generally, if a broker exercises this discretion on routine matters at a stockholder meeting, a stockholder’s shares will be voted on the routine matter in the manner directed by the broker but will constitute a “broker non-vote” on all of the non-routine matters to be presented at the stockholder meeting. The Transaction Proposal is a non-routine matter. Accordingly, if you hold your shares in “street name” through a brokerage account, your broker will not be able to exercise its discretion to vote uninstructed shares on the Transaction Proposal. The Adjournment Proposal is a routine matter. Accordingly, if you hold your shares in “street name” through a brokerage account, your broker will be able to exercise its discretion to vote uninstructed shares on the Adjournment Proposal at the Special Meeting.

Q.     What will happen if I abstain from voting or fail to vote on the proposals or fail to instruct my broker, bank or other nominee how to vote on the proposals?

A.     You may vote “FOR,” “AGAINST” or “ABSTAIN.” If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” the Transaction Proposal and will have no impact on the Adjournment Proposal to solicit additional proxies if there are insufficient votes to adopt the Transaction Proposal at the time of the Special Meeting. Abstentions will be counted as present for purposes of determining whether a quorum exists.

A “broker non-vote” generally occurs when a bank, broker or other nominee holding shares on your behalf does not vote on a proposal because the bank, broker or other nominee has not received your voting instructions and lacks discretionary power to vote your shares. If there are broker non-votes, each broker non-vote will count as a vote “AGAINST” the Transaction Proposal, but will have no effect on the Adjournment Proposal if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Transaction Proposal at the time of the Special Meeting.

Q.     Who will count the votes?

A.     The votes will be counted by the inspector of elections appointed for the Special Meeting.

Q.     What do I do if I receive more than one proxy or set of voting instructions?

A.     If you received more than one proxy card or voting instruction form, your shares are likely registered in different names or with different addresses or are in more than one account. You must separately vote the shares shown on each proxy card or voting instruction form that you received in order for all of your shares to be voted at the Special Meeting.

Q.     How many votes must be present to hold the Special Meeting?

A.     A majority of the outstanding shares of common stock entitled to vote as of the Record Date must be present at the Special Meeting, in person or by proxy, in order to conduct business at the Special Meeting. This is called a “quorum.” Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the Special Meeting, we expect that the Special Meeting will be adjourned to solicit additional proxies as permitted by our Amended and Restated Bylaws (the “Bylaws”).

Q.     What vote is required for the Company’s stockholders to approve the Transaction Proposal?

A.     Approval of the Transaction Proposal requires a quorum and the affirmative vote of the holders of a majority of the shares of our common stock outstanding as of the Record Date and entitled to vote thereon at the Special Meeting. Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting. If you hold your shares in “street name” (that is, your shares are held in an account at and registered in the name of a brokerage firm, bank, broker-dealer or similar organization), if you do not provide voting instructions with respect to your shares of common stock, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” The Transaction Proposal is a “non-routine” proposal. Abstentions and broker non-votes shall not be counted as votes “FOR” or “AGAINST” the Transaction Proposal.

The affirmative vote by all of the Supporting Stockholders, together with the affirmative vote of Parent, will be sufficient to approve the Transaction Proposal, subject to a Company Board Recommendation Change. See “The Voting Support Agreements” in Proposal 1 for more information.

Q.     What vote of the Company’s stockholders is required to approve the Adjournment Proposal?

A.     Approval of the Adjournment Proposal requires a quorum and the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote at the Special Meeting and are voted “FOR” or “AGAINST” the Adjournment Proposal. Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting. If you hold your shares in “street name”, your broker or other organization may vote your shares under limited circumstances if you do not provide voting instructions before the Special Meeting. These circumstances include voting your shares on so-called “routine matters.” The Adjournment Proposal is a “routine” matter. Abstentions shall not be counted as votes “FOR” or “AGAINST” the Adjournment Proposal.

Q.     How many votes can be cast by all stockholders?

A.     Each share of common stock is entitled to one vote. There is no cumulative voting. There were 16,051,981 shares of common stock outstanding and entitled to vote on the Record Date.

Q.     When do you expect the Transaction to be completed?

A.     We are working towards completing the Transaction as soon as possible. Assuming timely satisfaction of closing conditions, including approval by our stockholders of the Transaction Proposal, we anticipate that the Transaction will be completed in the first quarter of calendar year 2025.

Q.     What happens if the Transaction is not completed?

A.     If the Transaction Proposal is not approved by the stockholders of the Company or if the Transaction is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock in connection with the merger. Instead: (1) we will remain an independent public company; (2) our common stock and warrants will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.

In certain specified circumstances in which the Merger Agreement is terminated, we have agreed to pay Parent a termination fee. If the Merger Agreement is terminated in certain specified circumstances for a failure to obtain CFIUS (defined below) approval, Parent has agreed to pay us a termination fee.

For more information, see the section of this Proxy Statement captioned “The Merger Agreement — Termination Fee; Effect of Termination.”

Q.     What conditions must be satisfied to complete the Transaction?

A.     The Company and Parent are not required to complete the Transaction unless a number of conditions are satisfied or waived. These conditions include, among others: (i) the approval of the Transaction Proposal by our stockholders at the Special Meeting; (ii) no temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the merger issued by a court or other governmental authority of competent jurisdiction is in effect and no law has been enacted, entered, enforced or deemed applicable to the Transaction by a governmental authority of competent jurisdiction, that prohibits, makes illegal, or enjoins the consummation of the Transaction, (iii) the Company has obtained CFIUS (defined below) approval and such CFIUS approval is in full force and effect; and (iv) customary conditions in favor of each of the parties regarding the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers) and the other party’s performance and compliance with its covenants, obligations and conditions contained in the Merger Agreement (subject to customary materiality qualifiers). For a more complete summary of the conditions that must be satisfied or waived prior to the completion of the Transaction, see “The Merger Agreement — Conditions to the Transaction” in Proposal 1.

Q.     Is the Transaction expected to be taxable to U.S. stockholders?

A.     Yes. The merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder (defined below) will recognize gain or loss equal to the difference, if any, between the amount of cash received in the merger and the U.S. Holder’s adjusted tax basis in the Company’s common stock exchanged therefor.

A Non-U.S. Holder (as defined below) generally will not be subject to U.S. federal income tax with respect to the exchange of our capital stock for cash in the merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax. A more complete description of material U.S. federal income tax consequences of the merger is provided in the section of this Proxy Statement captioned “The Merger Agreement — Material U.S. Federal Income Tax Consequences of the Transaction” in Proposal 1. Because particular circumstances may differ, we recommend that you consult your tax advisor to determine the U.S. federal income tax consequences relating to the merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction. This discussion is provided for general information only and does not constitute legal advice to any holder.

Q.     Do any of the Company’s directors or officers have interests in the Transaction that may differ from or be in addition to my interests as a stockholder?

A.     As of the Record Date, the directors and executive officers of the Company beneficially owned and were entitled to vote, in the aggregate, 5,372,657 shares (or approximately 33.5%) of our common stock (not including any shares of our common stock deliverable upon exercise or conversion of or underlying any options, warrants or the Company restricted stock unit awards). The directors and executive officers of the Company have informed the Company that they currently intend to vote all such shares of our common stock “FOR” the approval of the Transaction Proposal and “FOR” the Adjournment Proposal, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Transaction Proposal.

In addition, concurrently with the execution of the Merger Agreement, Dr. Jun Pei, the Company’s President and Chief Executive Officer and Chairman of the Board, Dr. Jun Ye, a member of the Board, and Mr. Mark McCord, the chairman of the Company’s technology advisory board and former Chief Technology Officer, entered into Voting Support Agreements. Each Voting Support Agreement will result in all of the outstanding shares of common stock beneficially owned by Messrs. Pei, Ye and McCord as of the Record Date for the Special Meeting to, among other things, be voted in favor of the Transaction Proposal, subject to a Company Board Recommendation Change. See “Voting Support Agreements” in Proposal 1 for more information.

Further, concurrently with the execution of the Merger Agreement, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui, as stockholders of the Company holding 28.8% of our outstanding common stock as of the Record Date, entered into a Rollover Agreement, pursuant to which, immediately prior to the Effective Time, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui will contribute the Rollover Shares, making up one-half of the shares of our common stock held by each such Rollover Participant as of the date of the Rollover Agreement, to Holdco in exchange for equity interests in Holdco. A copy of the Rollover Agreement is attached as Annex C to this Proxy Statement. See “Rollover Agreement” in Proposal 1 for more information.

In considering the recommendation of the Board with respect to the Transaction Proposal, you should be aware that our directors and executive officers may have interests in the Transaction that may be different from, in conflict with or in addition to the interests of our stockholders generally. These interests include, among others:

•        As noted above, certain directors and executive officers that are Rollover Participants will not receive the per share merger consideration in respect of each of the Rollover Shares in the same manner as all of our other stockholders.

•        Our directors and executive officers will receive per share merger consideration for their shares of common stock underlying certain of their equity awards in the same manner as all of our other equity award holders (after giving effect to any acceleration under the terms of the award that may apply in connection with the merger). For more information about the treatment of equity awards, see “Special Factors — Effect of the Merger on Our Capital Stock and Equity Awards.”

•        We entered into new employment agreements with named executive officers, Dr. Jun Pei and Dr. Dongyi Liao, which provide for certain severance and other separation benefits.

The Board was aware of and considered these interests, at the time, among other matters, in evaluating and negotiating the Merger Agreement, approving the Merger Agreement and the Transaction and in recommending that the Merger Agreement be adopted by the stockholders of the Company. See “Interests of Certain Persons in the Transaction.”

Q.     What happens if I sell my shares of the Company’s common stock after the Record Date but before the Special Meeting?

A.     The Record Date for stockholders entitled to vote at the Special Meeting is earlier than both the date of the Special Meeting and the consummation of the Transaction. If you sell or transfer your shares of our common stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or transfer your shares and each of you notifies Cepton in writing of such special arrangements, you will transfer the right to receive an amount in cash equal to the per share merger consideration with respect to such shares, if the merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or transfer your shares of our capital stock after the Record Date, we encourage you to sign, date and return the enclosed proxy card (a prepaid reply envelope is provided for your convenience) or grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card).

You will lose appraisal rights if you transfer the shares before the Effective Time of the merger. For more information, see the section of this Proxy Statement captioned “The Transaction — Appraisal Rights” in Proposal 1.

Q.     What governmental and regulatory approvals are required?

A.     The Merger Agreement requires the Company to make notice filings to the Committee on Foreign Investment in the United States (“CFIUS”) and obtain CFIUS approval for the merger to be consummated.

Q.     Am I entitled to appraisal rights under the DGCL?

A.     Our common stockholders and beneficial owners of our common stock are entitled, under certain circumstances, to seek appraisal of their shares in connection with the merger under Delaware law. Pursuant to Section 262(d) of the DGCL, this Proxy Statement serves as notice that record or beneficial owners of our capital stock may be entitled to appraisal rights under Section 262 of the DGCL in connection with the merger. Under Section 262 of the DGCL, if the merger is consummated, our stockholders (including beneficial owners of shares of our common stock) will be entitled to seek appraisal of their shares of our common stock if they (1) do not vote in favor of the adoption of the Transaction Proposal; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time of the merger; (4) meet certain statutory requirements described in this Proxy Statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal. This means that these persons will be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time of the merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights. The DGCL requirements for exercising appraisal rights are described in additional detail in this Proxy Statement, which description is qualified in its entirety by Section 262 of the DGCL regarding appraisal rights, available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Q.     Who will solicit and pay the cost of soliciting proxies?

A.     The Company has engaged Advantage Proxy (the “proxy solicitor”) to assist in the solicitation of proxies for the Special Meeting. The expense of soliciting proxies will be borne by the Company. The Company estimates that it will pay the proxy solicitor a fee of approximately $7,500, plus reimbursement of related expenses. The Company has also agreed to reimburse the proxy solicitor for certain reasonable and documented fees and expenses and will indemnify the proxy solicitor and all of its directors, officers, employees and agents against certain claims, expenses, losses, damages and/or liabilities. The Company may also reimburse banks, brokers or their agents for their expenses in forwarding proxy materials to beneficial owners of our common stock. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.     Who can help answer any other questions I might have?

A.     If you have additional questions about the Transaction, need assistance in submitting your proxy or voting your shares of our common stock or need additional copies of the Proxy Statement or the enclosed proxy card, please contact Advantage Proxy, our proxy solicitor using the contact information below:

Advantage Proxy
24925 13th Place South
Des Moines, Washington 98198
(206) 870-8565

Cautionary Statement Regarding Forward-Looking Statements

This proxy statement and documents referred to in this proxy statement contain “forward-looking statements,” which statements involve substantial risks and uncertainties. All statements, other than statements of historical or current facts included in this Proxy Statement, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “objective,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “milestone,” “designed to,” “proposed” or other similar expressions that predict or imply future events, trends, terms and/or conditions or that are not statements of historical matters.

The Company cautions readers of this Proxy Statement that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, that could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement between the parties to the proposed Transaction; (ii) the failure to obtain the approval of the Transaction Proposal from the Company’s stockholders, (iii) the failure to obtain certain regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed Transaction within the expected timeframes or at all; (iv) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Transaction; (v) the effect of the announcement of the proposed Transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (vi) uncertain global macro-economic and political conditions; and (vii) other risks listed from time to time in the Company’s filings with the SEC. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Proxy Statement. Accordingly, undue reliance should not be placed upon the forward-looking statements. All forward-looking statements speak only as of the date hereof.

You should not rely upon forward-looking statements as predictions of future events. New risks and uncertainties emerge from time to time and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Proxy Statement. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements.

The forward-looking statements made in this Proxy Statement relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this Proxy Statement to reflect events or circumstances after the date of this Proxy Statement or to reflect new information or the occurrence of unanticipated events, except as required by law.

SPECIAL FACTORS

The following, together with the summary of the Merger Agreement set forth under “The Merger Agreement,” is a description of the material aspects of the merger. While we believe that the following description covers the material aspects of the merger, the description may not contain all of the information that is important to you. We encourage you to read carefully this entire document, including the Merger Agreement attached to this proxy statement as Annex A, for a more complete understanding of the merger. The following description is subject to, and is qualified in its entirety by reference to, the Merger Agreement. You may obtain additional information without charge as described under “Where You Can Find More Information.”

We are asking our stockholders to consider and vote on Proposal and the transactions contemplated by the Merger Agreement, including the merger. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Cepton, with Cepton surviving as an indirect controlled subsidiary of Parent. If the merger is completed, the holders of our common stock immediately prior to the merger (other than Rollover Shares, Excluded Shares (as defined below), Subsidiary Shares (as defined below) and Dissenting Shares (as defined below)) will have the right to receive the per share merger consideration of $3.17 per share of common stock in cash, without interest, less any applicable tax withholding, subject to and in accordance with the terms and conditions set forth in the Merger Agreement.

Effect of the Merger

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement and in accordance with the DGCL, Merger Sub will merge with and into Cepton. As a result, the separate corporate existence of Merger Sub will cease and Cepton will survive the merger and continue to exist after the merger as an indirect controlled subsidiary of Koito.

Effect of the Merger for Parent

The Merger Agreement provides that Merger Sub will merge with and into the Company, with the Company as the Surviving Corporation as an indirect controlled subsidiary of Parent. Following the merger, the Surviving Corporation will cease to be a publicly traded company and, as a result of the merger, will become an indirect controlled subsidiary of Parent. As a result, Parent will control the Surviving Corporation and benefit from the Surviving Corporation’s future earnings, growth and value.

At the Effective Time, (i) the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in accordance with applicable law or until their earlier death, resignation or removal.

At the Effective Time, the certificate of incorporation of the Company will be amended and restated in its entirety to read as set forth in Exhibit A to the Merger Agreement, and as so amended and restated, will be the certificate of incorporation of the Surviving Corporation. At the Effective Time, the Company’s by-laws will be amended and restated to read as set forth in the by-laws of Merger Sub in effect immediately prior to the Effective Time, except that all references therein to Merger Sub will be amended to become references to the Surviving Corporation, and the by-laws, as so amended and restated, will be the by-laws of the Surviving Corporation.

Following the completion of the merger, there will be no further market for the shares of our common stock or warrants and, as promptly as practicable following the Effective Time and in compliance with applicable law, our common stock and warrants will be delisted from Nasdaq, deregistered under the Exchange Act and will cease to be publicly traded. See the section of this proxy statement entitled “The Transaction — Plans for the Company after the Merger.” As such, the Surviving Corporation will be relieved of the requirements applicable to public companies, including, among other things, the pressure to meet analyst forecasts and the requirements and restrictions on trading that directors, officers and beneficial owners of more than 10% of the shares of the common shares face as a result of the provisions of Section 16 of the Exchange Act. The Surviving Corporation will also be relieved of the obligation to separately prepare and furnish information to its shareholders. Parent will benefit from any regulatory compliance cost savings realized by the Surviving Corporation after it becomes a private company.

The primary detriments of the merger to Parent include the fact that all of the risk of any possible decrease in the future earnings, growth or value of the Company following the merger will be borne by Parent. Additionally, Parent’s ownership of the Surviving Corporation will be illiquid, with no public trading market for the securities of the Surviving Corporation.

Effect on Cepton if the Merger is Not Completed

If the Merger Agreement is not adopted by our stockholders, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock in connection with the merger. Instead, (1) Cepton will remain an independent public company; (2) our common stock and warrants will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC. In addition, if the merger is not completed, we expect that: (a) Cepton’s management will continue to operate the business as it is currently being operated and (b) our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which we operate and adverse economic conditions.

Furthermore, if the merger is not completed, and depending on the circumstances that cause the merger not to be completed, there can be no assurance as to the price at which our common stock may trade, and the price of our common stock could decline significantly.

Accordingly, there can be no assurance as to the effect of the merger not being completed on the future value of your shares of our common stock. If the merger is not completed, the Company’s Board will continue to evaluate and review, among other things, our business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the Merger Agreement is not adopted by our stockholders or if the merger is not completed for any other reason, our business, prospects or results of operation may be adversely impacted.

In specified circumstances in which the Merger Agreement is terminated, we have agreed to pay Koito the applicable termination fee.

Effect of the Merger on Our Capital Stock and Equity Awards

The Merger Agreement provides that each share of our common stock outstanding immediately prior to the Effective Time (other than Rollover Shares, shares held as treasury stock immediately prior to the Effective Time (the “Excluded Shares”), shares held by any subsidiary of the Company immediately prior to the Effective Time (the “Subsidiary Shares”) and Dissenting Shares (as defined below)) will be converted into the right to receive, subject to the terms and conditions contained in the Merger Agreement, an amount in cash per share, without interest, equal to the per share merger consideration. At the Effective Time, each share of Preferred Stock issued and outstanding immediately prior to the Effective Time will remain outstanding and shall not be cancelled. The earnout shares (“Earnout Shares”) shall be treated in accordance with the terms and conditions of the Business Combination Agreement, dated as of August 4, 2021, by and among the Company, GCAC Merger Sub Inc. and Cepton Technologies, Inc., a wholly-owned subsidiary of the Company (“Cepton Technologies”), as amended, pursuant to which, at the Effective Time, the Earnout Shares will (i) be deemed unearned as the per share merger consideration does not exceed the share price milestone thresholds applicable to the Earnout Shares and (ii) be cancelled.

The Merger Agreement also provides that at or immediately prior to the Effective Time:

•        each Company Option that is outstanding immediately prior to the Effective Time, whether or not vested or exercisable, will be cancelled, and the holder of any such option will be entitled to receive, at or promptly after the merger, an amount in cash, less any withholding taxes, determined by multiplying (a) the excess, if any, of the per share price over the applicable exercise price per share of the Company Option by (b) the number of shares of our common stock subject to such Company Option immediately prior to the Effective Time;

•        each Company RSU that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled, and the holder of any such Company RSU will be entitled to receive (without interest), at or promptly after the Effective Time, for each such Company RSU an amount in cash, less any withholding taxes, determined by multiplying the per share price by the number of shares of our common stock underlying such Company RSU immediately prior to the Effective Time; provided, that as to any such Company RSU that is not vested as of the Effective Time, the per share merger consideration for such unvested Company RSU will remain subject to the vesting conditions that applied to such

Company RSU immediately prior to the Effective Time (including any provisions for accelerated vesting of such Company RSU in connection with a termination of the holder’s employment) and will be payable only if and to the extent such vesting conditions are satisfied; and

•        each Company PSU that is outstanding immediately prior to the Effective Time shall vest as to the number of Company PSUs determined in accordance with the applicable award agreement and shall be canceled and converted into the right to receive (without interest), at or promptly after the Effective Time, an amount in cash (without interest) determined by multiplying the per share price by the number of shares of our common stock underlying such vested Company PSUs, less any withholding taxes. Any Company PSU that is not vested as of immediately prior to the Effective Time shall be canceled at the Effective Time without payment of any consideration therefor.

Further, the exercise price for the Company’s warrants is $115.00 per share, which exceeds the per share merger consideration under the Merger Agreement. Accordingly, at the Effective Time, each outstanding warrant will, in accordance with its terms under the Warrant Agreement, automatically and without any required action on the part of the holder thereof, cease to represent a warrant exercisable for shares of our common stock and will become a warrant exercisable for the merger consideration. If a holder properly exercises a warrant within 30 days following the public disclosure of the consummation of the merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price, as defined in the Warrant Agreement, with respect to such exercise will be reduced by an amount (in dollars and in no event less than zero) equal to the difference of (a) the Warrant Price in effect prior to such reduction minus (b) (i) the per share merger consideration minus (ii) the Black-Scholes Warrant Value (as defined in the Warrant Agreement).

Any shares for which any stockholder has properly demanded appraisal in accordance with Section 262 of the DGCL (the “Dissenting Shares”) will be treated as described under “The Transaction — Appraisal Rights.” All Subsidiary Shares (if any) shall be converted into such number of shares of common stock of the Surviving Corporation such that each such subsidiary owns the same percentage of the outstanding capital stock of the Surviving Corporation immediately following the merger as such subsidiary owned in the Company immediately prior to the merger. All shares of our common stock that are held in the treasury of the Company, will be cancelled and will cease to exist, with no payment being made with respect thereto. All shares of our common stock owned of record by Parent and Merger Sub or any of their respective subsidiaries will remain outstanding as shares of common stock of the Surviving Corporation and will not be cancelled but will not be entitled to an amount in cash per share. Each share of Preferred Stock of the Company issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall not be canceled.

Litigation Relating to the Merger

Between October 3 and 9, 2024, the Company received four demand letters (“Demand Letters”) from purported shareholders alleging that the Company’s disclosures in its preliminary proxy statement filed by the Company with the SEC on September 25, 2024 (the “Preliminary Proxy statement”) were deficient. The Demand Letters demand that the Company make certain additional disclosures, and state that the shareholders reserve their rights to take action if the Company does not make the requested supplemental disclosures. One of the Demand Letters also attached a draft proposed complaint, stating that the shareholder would be prepared to file if the Company does not make the requested supplemental disclosures.

In addition, on November 1, 2024, an alleged shareholder of the Company filed a complaint in the United States District Court for the Northern District of California against the Company and the members of its Board. The complaint, which is captioned Bailey v. Cepton et al., Case No.: 5:24-cv-7581 (the “Complaint”), alleges that the Preliminary Proxy Statement contained misleading disclosures and omissions, purportedly in violation of Section 14(a) of the Exchange Act. The Complaint also asserts a claim for control person liability under Section 20(a) of the Exchange Act. The Complaint seeks, among other things, an injunction enjoining the consummation of the merger and rescissory damages if the merger is consummated without the Company having made the supplemental disclosures. The Company believes that the disclosures included in our Preliminary Proxy Statement, as amended from time to time and subject to the filing of a definitive proxy statement, complied fully with applicable law and that the Demand Letters and the Complaint are without merit.

Accounting Treatment

The merger will be accounted for in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company, as the Surviving Corporation in the merger, is considered the acquirer for accounting purposes. The merger will result in the recognition of assets acquired and liabilities assumed based on their estimated fair value.

Payment Procedures

Prior to the Effective Time, we expect that Koito will enter into an agreement with a paying agent designated by Koito, and reasonably acceptable to the Company, to act as paying agent for purposes of effecting the payment of the aggregate per share price. Prior to the Effective Time, Parent will make available (or cause to be made available) to the paying agent an amount in cash sufficient to pay the aggregate merger consideration to be paid in respect of our common stock.

Promptly after the Effective Time, Koito will cause the paying agent to send to each holder of shares of our common stock at the Effective Time a letter of transmittal and instructions for use in such exchange. Each holder of shares of our common stock that have been converted into the right to receive the merger consideration will be entitled to receive the merger consideration upon (i) surrender to the paying agent of a certificate, together with a properly completed letter of transmittal or (ii) receipt of an “agent’s message” by the paying agent in the case of a book-entry transfer of uncertificated shares.

Financing of the Merger

The consummation of the merger is not conditioned upon Parent or Merger Sub obtaining the proceeds of any financing. Parent estimates that the total funds necessary to complete the merger will be approximately $45.4 million, including related fees and expenses. Parent expects these amounts to be funded with available cash on its balance sheet.

Fees and Expenses

The Company will be responsible for paying all fees and expenses owed by it in connection with the merger, whether or not the Merger is consummated. The estimated fees and expenses incurred or expected to be incurred by the Company in connection with the merger are as follows:

Description	Amount
Financial advisory fees and expenses	$1,610,000
Legal fees and expenses	3,400,000
Accounting and tax advisory fees	40,000
SEC filing fees	6,338
Printing, proxy solicitation and mailing costs	36,000
Miscellaneous	—
Total	5,092,338

It is expected that the Koito Entities will incur approximately $8 million of legal, financial, accounting and other advisory fees. The estimate for legal fees set forth in this Proxy Statement does not include any amounts attributable to any existing or future litigation challenging the merger. Except as explicitly provided for otherwise in the Merger Agreement, whether or not the merger is consummated, all expenses incurred by any party to the Merger Agreement or on its behalf in connection with the Merger Agreement and associated transactions will be paid by the party incurring those expenses. Parent will be responsible for paying the applicable filing fee for the submission of the notice to CFIUS of $7,500.

Delisting and Deregistration of Our Common Stock

If the merger is completed, our common stock and public warrants will no longer be traded on Nasdaq and will be deregistered under the Exchange Act. At that time, we will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC with respect to our common stock.

Background of the Merger

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among the Board, its committees, their respective representatives or other parties.

The Board regularly evaluates the Company’s strategic direction and ongoing business plans with a view toward strengthening the Company’s business and enhancing stockholder value. As part of this evaluation, the Board has, from time to time, considered a variety of strategic alternatives. These have included, among others, (1) the continuation of, and potential improvements to, the Company’s current business plan; (2) potential expansion opportunities through acquisitions, partnerships or other commercial relationships; (3) various capital raising alternatives; and (4) other financial and strategic alternatives, including the sale of the Company.

On August 29, 2022, Koito provided the Company a non-binding letter of intent outlining the terms of a proposed equity financing (the “LOI”) and a draft exclusivity agreement. The LOI and draft exclusivity agreement were distributed to the Board and the Board met the same day. The Board met, with members of Cepton management, Koito management and representatives of O’Melveny & Myers LLP, Cepton’s outside legal counsel (which we refer to as “O’Melveny”) in attendance. Dr. Jun Pei invited Mr. Takayuki Katsuda, a Koito-appointed Board member, and other Koito representatives to discuss the proposed equity financing outlined in the LOI. Koito’s representative provided an overview of the LOI, highlighting Koito’s interest in advancing the proposed transaction and the process followed to prepare the LOI. Mr. Hull Xu, former CFO of Cepton, summarized the proposed financing terms, which included: (1) an investment of up to $100 million in non-voting convertible preferred stock; (2) a conversion price at the lesser of $1.50 or the 5-day VWAP preceding the closing date plus a premium, subject to further negotiation; (3) convertibility at any time by Koito with customary terms and conditions, including preferred dividends, liquidation preferences, protective provisions, and anti-dilution provisions; (4) the right for Koito to nominate additional Board members proportional to its as-converted shareholding; (5) customary governance protections, registration rights, and access to management and financial reporting; (6) a proposed 60-day exclusivity period to be detailed in a separate agreement; (7) each party covering its own transaction expenses; and (8) the requirements for Cepton shareholder approval for the proposed transaction. The Board, without the presence of the Koito-appointed members of the Board, discussed the proposed financing’s terms and structure, weighing its advantages and disadvantages, and explored other potential financing sources. The non-Koito members of the Board also reviewed the terms of the proposed exclusivity agreement, which requested the Company to negotiate exclusively with Koito for a period of 60 days. After discussion, the Board, by a vote of six to one (with Mr. Xiaogang (Jason) Zhang dissenting), authorized Cepton management to enter into a revised exclusivity agreement with Koito, covering a 30-day period and incorporating other discussed revisions, and the parties entered into the exclusivity agreement on September 6, 2022.

On October 6, 2022, the Company and Koito entered into an agreement to extend the exclusivity period to 60 days after the original date of the agreement.

During the period following the exclusivity extension the Company and Koito negotiated terms of an investment and financing transaction. On October 27, 2022, the Company and Koito entered into the Investment Agreement for the issuance and sale to Koito of 100,000 shares of Preferred Stock for a purchase price of $100.0 million. The sale of the Preferred Stock and related matters were approved by Cepton’s stockholders on January 11, 2023, and the issuance and sale of the Preferred Stock was completed on January 19, 2023. The Preferred Stock is convertible into shares of our common stock at an approximate conversion price of $25.85 per share (subject to adjustment). In connection with the investment, the Company also borrowed ¥5.8 billion (approximately $39.4 million) pursuant to the Secured Term Loan Agreement (as defined below). Additionally, the Company and Koito entered into an Investor Rights Agreement, pursuant to which, among other things, immediately following the closing of the investment transaction, the Company was obligated to include two designees of Parent on the Board and Koito was provided certain consent rights so long as Koito maintained at least 75% of the number of shares of common stock of the Company held as of the date of the closing of such transaction. Koito currently holds 1,962,474 shares of our common stock, equivalent to approximately 12.2% of our common stock outstanding as of November 15, 2024, as well as 100,000 shares of Preferred Stock, convertible into shares of our common stock, which together with the shares of our common stock already held by Koito, would be equivalent to approximately 30.4% of our common stock outstanding as of November 15, 2024 on an as-converted basis. Cepton’s revenue from Koito was $6.7 million, $3.2 million and $3.1 million, representing 51.3%, 43.1% and 68.9% of our total revenues, for the years ended December 31, 2023, 2022 and 2021, respectively. For details of our relationship with Koito, please see “Interests of Certain Persons in the Transaction — Relationship with Koito.”

On June 2, 2023, Dr. Pei informed Koito-appointed board members, Mr. Hideharu Konagaya and Mr. Takayuki Katsuda (the “Koito Designees”), and members of Koito management on a call that certain executives of a LiDAR company listed on a U.S. stock exchange (“Party A”) approached him regarding a potential merger. Koito informed Dr. Pei that Party A was a competitor to the Company and Koito in relation to a potential business arrangement with a global original equipment manufacturer (“OEM-A”) and for that reason discussions with OEM-A should be avoided. The discussions with Party A did not result in a formal offer or indication of interest.

On July 24, 2023, a second publicly traded LiDAR company (“Party B”) submitted to the Company an unsolicited letter of intent proposing a merger transaction for stock consideration in the surviving company, and on July 26, 2023, Dr. Pei informed the Board of such proposal. On August 16, 2023, the Board held a special meeting and allowed a prospective financial advisor to provide a presentation on the merits of Party B’s offer. The Koito Designees recused themselves from the special Board meeting and after some discussion, the Board determined not to pursue the transaction. Over the next several months, Koito and the Company considered the possibility of a take-private transaction in addition to other strategic alternatives.

On October 3, 2023, Dr. Pei received an unsolicited non-binding letter of interest from a potential strategic acquirer (“Party C”), which he promptly shared with the Board. Party C proposed an acquisition of Cepton by a merger transaction for stock consideration in the surviving company; however, the Board determined not to pursue the transaction.

On October 10, 2023, the Koito Designees requested permission to share the letter from Party C with Koito and its advisors, and the Company approved sharing the letter with Koito the same day.

On October 27, 2023, Mr. Hideharu Konagaya, one of the Koito Designees, contacted Dr. Ye, the Company’s lead independent director, by email to request a meeting to discuss potential strategic alternatives between the Company and Koito, including a potential acquisition of the Company by Koito (the “Potential Transaction”).

On October 30, 2023, Mr. Konagaya and Koito’s legal counsel, Davis Polk & Wardell LLP (“Davis Polk”) met with Dr. Ye via videoconference to discuss the Potential Transaction. During this meeting, Mr. Konagaya requested that the Company establish a special committee to evaluate the Potential Transaction.

On October 31, 2023, the Board (other than the Koito Designees) held a special meeting. Also present were members of Cepton’s management and representatives of O’Melveny. Mr. Xu and O’Melveny reviewed with the Board discussions held by Dr. Ye with Koito and Koito’s interest in a Potential Transaction, noting that Koito had not yet made any firm commitment with respect to any Potential Transaction and had not indicated any proposed acquisition price. Mr. Xu proposed the formation of the Special Committee to: (1) evaluate a Potential Transaction and any future proposals from Koito, (2) explore other strategic alternatives for the Company, (3) negotiate and make decisions regarding any transactions, (4) seek input from management and engage external advisors, and (5) recommend to the Board any proposals, strategic alternative transactions, change-in-control transactions or other take-private transactions. The Board (other than the Koito Designees) unanimously approved the creation of the Special Committee, consisting of independent directors Dr. Ye, Dr. Mei (May) Wang, Mr. George Syllantavos, and Mr. Xiaogang (Jason) Zhang, and delegated full power and exclusive authority to exercise all powers of the Board as described above. Following the recusal of Dr. Pei, the Special Committee then met to deliberate on the evaluation process for the Potential Transaction and other strategic alternatives. They discussed the need for external legal and financial advisors and authorized Mr. Xu to meet with potential advisors and organize presentations by such advisors to the Special Committee to aid in their determination of who to retain in connection with the evaluation of the Potential Transaction.

On November 2, 2023, O’Melveny introduced Dr. Ye and Mr. Xu to Cooley LLP (“Cooley”) to potentially serve as a legal counsel to the Special Committee. O’Melveny also held a telephonic meeting with Davis Polk to discuss the Potential Transaction where Davis Polk explained that Koito was still engaged in preparations for the Potential Transaction.

On November 15, 2023, the Special Committee retained Cooley as its legal counsel for the Potential Transaction.

On November 27, 2023, Mr. Xu received an engagement proposal from a potential financial advisor. The Special Committee held several discussions with the potential financial advisor from December 2023 through the first week of January 2024, but the Special Committee determined not to formally engage such financial advisor.

On November 29, 2023, O’Melveny had a follow-up conference call with Davis Polk to further discuss the Potential Transaction.

On December 5, 2023, Mr. Konagaya and an employee of Koito had a call with Mr. Xu where Mr. Xu urged the need for a decision from Koito regarding moving forward with the Potential Transaction and explained the impact a delay would have on Cepton’s business.

As previously disclosed in public reports filed with the SEC and described under the heading “Interests of Certain Persons in the Transaction — Relationship with Koito,” the Company and Koito were selected by a certain global OEM (“OEM-B”) as the sole LiDAR provider to support a significant ADAS program through 2027 (the “Series Production Award”). Following the Series Production Award, Koito issued purchase orders to the Company for LiDAR components under the Series Production Award. On December 11, 2023, Koito informed the Company that OEM-B decided to re-scope its ADAS product offerings and, as a result, all outstanding purchase orders from Koito to the Company that related to the OEM-B series production award were canceled. As is customary when an automotive program changes, and as disclosed in its Quarterly Report on Form 10-Q for the three months ended June 30, 2024, the Company has submitted project investment cost recovery claims related to the cancellation.

On December 21, 2023, Koito delivered a non-binding, preliminary indication of interest (the “IOI”) to the Special Committee regarding a Potential Transaction. The IOI expressed Koito’s desire to acquire 100% of the outstanding shares of the Company not already owned by Koito for $3.17 per share, subject to Dr. Pei and certain other executives of the Company who had not yet been identified rolling over all of their outstanding shares of the Company into the continuing entity. Koito also stated the terms of any potential agreement between the Company and Koito would be contingent on certain conditions, including satisfactory completion of due diligence, retention of key employees, negotiation and agreement of transaction structure and transaction documents, approval of the proposed transaction by Koito’s board of directors, and approval by a simple majority vote of the Company’s outstanding shares, as well as its expectation that the Rollover Participants and certain other principal stockholders of the Company would enter into customary voting support agreements. The letter also stated that Koito, in its capacity as a stockholder of the Company, was only interested in acquiring the shares of common stock of the Company that Parent or, in part, the Rollover Participants did not currently own, and accordingly Koito was not interested in (and would not as a stockholder support or consent to) a disposition or sale of Koito’s shares of our common stock or Preferred Stock or any alternative change of control transaction involving the Company. On the same day, Koito publicly filed with the SEC an amendment to its Schedule 13D with respect to its ownership of Company capital stock noting that it had delivered the IOI to the Company. In response, the Company issued a press release and filed a Current Report on Form 8-K with the SEC noting the same.

On December 22, 2023, Dr. Ye and Mr. Xu met with Cooley to discuss the IOI and the role of the Special Committee in evaluating the Potential Transaction. In the following week, Dr. Ye and Cooley continued discussions on the same topic.

On December 27, 2023, Cooley contacted Davis Polk via email to request clarification of the terms of the rollover. On December 28, 2023, Dr. Ye, members of Cepton’s management, O’Melveny, Cooley, and Davis Polk held a telephonic meeting to discuss the rollover arrangements, where Dr. Pei requested that the rollover be limited to 50% of his shares of common stock.

On December 30, 2023, Dr. Ye provided an update to the other members of the Special Committee via email on the status of the Potential Transaction.

On January 3, 2024, Cooley shared a non-disclosure agreement (“NDA”) with Davis Polk regarding the Potential Transaction.

On January 4, 2024, Davis Polk shared an initial diligence request with O’Melveny.

On January 5, 2024, Mr. Xu resigned as chief financial officer of the Company to pursue other opportunities.

On January 8, 2024, Davis Polk sent a supplemental due diligence request list. The Special Committee discussed via a series of emails the possible engagement of Craig-Hallum as financial advisor to the Special Committee. Craig-Hallum was considered due to their extensive expertise in the business sector and their prior experience working with members of the Special Committee. The Special Committee also discussed the ramifications of the absence of a standstill provision in the proposed form of the NDA with Koito. In the following week, discussions between the Special Committee and Craig-Hallum concerning Craig-Hallum’s possible engagement continued.

On January 11, 2024, members of the Special Committee met with representatives of Craig-Hallum to discuss the possible engagement of Craig-Hallum as the Special Committee’s financial advisor. Also present were representatives of Cooley. Later, on the same day, the Special Committee met again with representatives of Cooley in attendance. During the meeting, Dr. Ye reviewed for the Special Committee his prior discussions with Koito, and Cooley outlined the negotiation process and legal framework for the Special Committee’s evaluation of the Potential Transaction. Dr. Ye and Mr. Syllantavos reviewed for the Special Committee a summary of their discussions with representatives of Craig-Hallum and summarized Craig-Hallam’s qualifications, industry experience, and proposed financial terms for serving as the Special Committee’s financial advisor. After discussion, the Special Committee unanimously agreed to retain Craig-Hallum. Dr. Ye and Mr. Syllantavos were authorized to negotiate and finalize the engagement letter with Craig-Hallum.

On January 12, 2024, negotiations regarding the NDA were completed and the NDA was executed between the Company and Koito, which included certain customary restrictions. The NDA did not place restrictions on the Company’s ability to solicit a transaction from a third party. The same day, Craig-Hallum provided a proposed engagement letter to the Special Committee to act as financial advisor to the Special Committee which was negotiated over the following week.

On January 17, 2024, the Special Committee and the Company executed the engagement letter with Craig-Hallum and Craig-Hallum began its preliminary financial analyses of the Potential Transaction.

On January 22, 2024, representatives of O’Melveny and Davis Polk had a call to discuss timing expectations for the transaction documents.

On January 23, 2024, the Special Committee met, with members of Cepton management and representatives of O’Melveny, Cooley and Craig-Hallum in attendance. Cepton management provided an update on the Company’s virtual data room, which hosts diligence materials. Representatives of Craig-Hallum provided a presentation on a summary of the terms of the IOI and the Potential Transaction, their preliminary assessment of the IOI, including their preliminary premiums paid analysis based on a review of 17 transactions announced since January 1, 2021, potential process alternatives available to Cepton, and possible responses to Koito relating to price, timing of any rollover and employment agreements, diligence and other matters. The Committee was also informed that Koito’s first draft of the Merger Agreement was anticipated soon, and that O’Melveny and Cooley would collaborate on preparing a response, with input from the Special Committee.

Between January 2024 and March 2024, representatives of Craig-Hallum were authorized to conduct a market check, contacting twelve potential strategic acquirors, including Party A. Of the twelve potential strategic acquirors contacted, three parties requested follow up conference calls that were held on January 29, 2024, January 30, 2024 and February 6, 2024, respectively, two parties requested a confidentiality agreement with the Company, one of which was executed, and such party was granted access to the Company’s electronic data room. Ultimately, none of the parties elected to proceed and no alternative offers were received by the Special Committee.

On January 24, 2024, representatives from Craig-Hallum held an initial call with SMBC Nikko, Koito’s financial advisor, stating that while the offer price was deemed inadequate, the Special Committee was open to providing due diligence information while negotiating the terms of the Potential Transaction. Concurrently, Davis Polk, O’Melveny, and Cooley discussed the anticipated process for legal documentation.

On January 26, 2024, the due diligence process between Koito and its advisors and the Company and its advisors commenced, and the Company provided Koito with access to an online data room containing due diligence information. Also on January 26, 2024, Davis Polk, on behalf of Koito, distributed a draft Merger Agreement to O’Melveny, on behalf of Cepton, and Cooley provided a copy of the Merger Agreement to the Special Committee as well as an update on the overall process.

On January 29, 2024, representatives of O’Melveny and Cooley held a conference call to discuss the Merger Agreement and agree on a summary of the material issues.

On January 31, 2024, Craig-Hallum requested that Koito increase its offer price, and on February 1, 2024, Craig-Hallum and SMBC Nikko had a call to discuss the offer price.

On February 5, 2024, representatives of O’Melveny distributed a revised draft of the Merger Agreement to Davis Polk. Thereafter, members of Cepton management and representatives of O’Melveny, and representatives of each of Koito and Davis Polk had regular discussions to negotiate the terms of the Merger Agreement. The principal areas of negotiation in the Merger Agreement included (1) the scope of representations and warranties of Koito; (2) the process by which the parties’ would submit the CFIUS notice; (3) inclusion as a closing condition the approval of a majority of the voting power of the shares of common stock held by the Unaffiliated Stockholders (the “majority-of-the-minority condition”); (4) the circumstances in which each party would have the right to terminate the Merger Agreement; (5) the ability of the Company to solicit offers that may lead to an Acquisition Proposal (defined below) for a specified period following execution of the Merger Agreement (the “go-shop provisions”), (6) the deletion of obligations of the Company to proceed with a meeting of the Company’s stockholders to approve the Potential Transaction even if there is a Company Board Recommendation Change (the “force-the-vote provisions”) (7) the circumstances in which either party would have to pay a termination fee to the other party and the amount thereof; and (8) a covenant with respect to the terms of employment for continuing employees of the Company following the Closing. On the same day, Craig-Hallum and SMBC Nikko held a call where SMBC Nikko informed Craig-Hallum that Koito declined to increase the offer price based on the Company’s market performance and the performance of the LiDAR sector. SMBC Nikko also requested access to the members of Cepton’s management, and on February 6, 2024, Craig-Hallum delivered to SMBC Nikko via email authorization to set up management interviews.

On February 8, 2024, the Company provided to Koito certain management projections through the data room. On February 9, 2024, Davis Polk shared a revised draft of the Merger Agreement with O’Melveny. The draft Merger Agreement (1) rejected the Company’s go-shop provisions, (2) revised the conditions under which Koito may terminate the Merger Agreement in connection with the CFIUS approval process, (3) rejected the majority-of-the-minority condition as a closing condition and reinserted a condition that the Company obtain approval of the majority voting power outstanding and entitled to vote, (4) reinserted the force-the-vote provisions, (5) accepted the Company’s proposed covenant to continue employment of Company employees for a period of one year on substantially comparable terms of employment as in effect immediately prior to the Closing and (6) rejected the Company’s right to terminate the Merger Agreement if the Board receives a Superior Proposal (as defined below). The revised draft of the Merger Agreement contemplated that Dr. Jun Pei, Dr. Jun Ye and Dr. Mark McCord would execute customary voting support agreements.

On February 13, 2024, the Special Committee met, with members of Cepton management and representatives of O’Melveny, Cooley and Craig-Hallum in attendance. Craig-Hallum provided a presentation on the status of outreach to other potential strategic acquirors as described above. Additionally, Craig-Hallum presented to the Special Committee (1) its analysis of implied enterprise value based on the offer price from Koito, (2) its selected comparable public companies analysis, (3) its updated premiums paid analysis as of February 12, 2024 and (4) its discounted cash flow and cost of capital analysis. Dr. Pei and O’Melveny also provided feedback on Koito’s initial rollover term sheet received by the Company on February 12, 2024. Members of the Cepton management team then left the meeting after which Cooley reviewed key issues in the revised Merger Agreement from Koito. The Special Committee directed Cooley to revise the Merger Agreement to: (1) include the Company’s right to terminate the agreement for a superior third-party proposal, (2) limit Koito’s termination rights related to the CFIUS condition, (3) negotiate a higher termination fee, (4) accept the removal of the Company’s go-shop provisions, (5) accept the inclusion of the force-the-vote provision, (6) reinstate the majority-of-the-minority condition as a closing condition and (7) request that Dr. Mark McCord and Mr. Yupeng Cui be added as rollover participants in addition to Dr. Pei, who would also roll over 50% of their respective shares of our common stock. Following the various reports to the Special Committee by advisors, the Special Committee authorized delivery of a counteroffer of $3.65 per share to Koito; however, Koito did not immediately respond to the $3.65 per share counteroffer. On February 16, 2024, representatives of O’Melveny circulated a revised draft of the Merger Agreement accordingly.

On February 18, 2024, O’Melveny distributed a draft of the disclosure letter to the Merger Agreement to Davis Polk. In the weeks following February 18, 2024, O’Melveny and Davis Polk regularly negotiated the disclosure letter.

On February 22, 2024, Koito informed the Company through SMBC Nikko that Koito is evaluating the Potential Transaction and aimed to obtain approval at Koito’s scheduled board meeting during the week of March 25, 2024.

On February 27, 2024, Davis Polk sent a revised Merger Agreement draft to Cooley and O’Melveny, rejecting the majority-of-the-minority condition and proposing a reverse termination fee payable by Koito.

On March 5, 2024, Craig-Hallum and Cooley delivered to the Special Committee electronic communications regarding the current status of the Potential Transaction, the negotiations and a proposed plan of action in order to come to a resolution on the per share price before further negotiating the Merger Agreement. The requirement for agreement on price prior to proceeding with the Merger Agreement was also communicated to SMBC Nikko through Craig-Hallum.

On March 8, 2024, the representatives of O’Melveny distributed a draft of the Merger Agreement, which settled the remaining key areas of negotiation including acceptance of Koito’s removal of the majority-of-the-minority condition as a closing condition; however, final agreement on the merger consideration remained an outstanding issue.

On March 12, 2024, the representatives of O’Melveny distributed a draft of the Rollover Agreement in response to the initial draft of the same received from the representatives of Davis Polk on February 29, 2024. The principal areas of negotiation in the Rollover Agreement included (1) the restrictive period applicable to the non-competition and non-solicitation covenants and (2) the activities of the Rollover Participants that would not be considered Competitive Activity (as such term is defined in the Rollover Agreement).

On March 14, 2024, Dr. Ye reached out to Koito via email to request a call and check on the status of the transaction. Dr. Ye followed up via email on March 18, 2024.

On March 27, 2024, the representatives of Cooley and Davis Polk held a conference call to discuss the transaction status and next steps.

On March 30, 2024, the Company and Koito entered into a letter agreement regarding the OEM-B Cancellation Project Cost Recovery (the “Letter Agreement”). The Letter Agreement provided that due to OEM-B’s decision to re-scope its ADAS product offerings, Koito’s purchase orders with the Company were cancelled, leading the Company to request $38,922,335 for project cost recovery. Koito agreed to make an advance payment to the Company by March 31, 2024, with the remaining amount to be settled after final audit results and further consultation.

On March 31, 2024 and as reported in the Company’s Quarterly Report on Form 10-Q for the first quarter, the Company and Koito were notified of a new series production by OEM-A, which would utilize the Company’s near-range LiDAR.

On April 2, 2024, the Special Committee convened a meeting. Also in attendance were members of Cepton’s management and representatives of Cooley and Craig-Hallum. Dr. Pei provided an update on the Company’s business, and the Special Committee discussed strategies to accelerate negotiations with Koito.

On April 3, 2024, there were several meetings held, including a meeting between representatives of Koito and the Company to discuss the Company’s business. Dr. Ye also met with Koito and representatives of SMBC Nikko and Craig-Hallum to discuss the feedback Koito received from their stakeholders regarding the Potential Transaction and their general concerns about the LiDAR market, which led such stakeholders to propose delaying the Potential Transaction for several months. Koito expressed that, despite these concerns, Koito desired to continue cooperative efforts with the Company in the interim. Discussions also explored the possibility of Koito providing financial support to the Company until the Proposed Transaction terms could be agreed upon.

On May 31, 2024, Dr. Jun Ye and representatives of Craig-Hallum met with Koito and SMBC Nikko. Koito indicated readiness to resume work on the Potential Transaction but was not yet prepared to address the Company’s $3.65 per share counteroffer.

On June 6, 2024, Craig-Hallum provided the management projections to Koito through the data room, which was updated from the projections provided on February 8, 2024, to account for actual financial results of the Company as of March 31, 2024, and on June 11, 2024, Craig-Hallum uploaded the same model including additional details to the data room.

On June 10, 2024, Mr. Jun Toyota, Mr. Katsuda and Dr. Pei met with another global OEM (“OEM-C”) with regard to the Company’s and Koito’s outstanding bid for a series production award from OEM-C that would utilize the Company’s LiDAR technology. However, OEM-C expressed certain reservations about the lack of clarity on the Proposed Transaction and the Company’s future financial condition.

On June 24, 2024, SMBC Nikko informed Craig-Hallum that Koito was willing to proceed with the Proposed Transaction only at the initial offer price of $3.17 per share. Koito planned to seek board approval for the Potential Transaction in late July. The unchanged offer price of $3.17 reflected Koito’s view of the value of the Company based on the management projections and additional details provided by Craig-Hallum on June 6, 2024, which Koito continued to believe was fair for the reasons stated in “— Position of the Koito Entities as to the Fairness of the Merger,” including the fact it continued to represent a premium to the trading price of the Company’s common stock notwithstanding that the initial offer price had been disclosed to the market.

On June 26, 2024, the Special Committee convened a meeting. Also in attendance were representatives of Cooley and Craig-Hallum. Craig-Hallum provided a presentation on its updated enterprise valuation analyses of Koito’s offer based on most recent share data and financial information from Cepton’s management team. It also presented to the Special Committee (1) its updated selected comparable public companies analysis as of June 25, 2024, (2) its updated premiums paid analysis as of June 25, 2024, (3) its updated discounted cash flow analysis based on a transaction date of June 25, 2024, (4) the accumulated net operating loss valuation analysis, and (5) a review of the generally poor recent stock price performance of the Company and other publicly traded companies in the LiDAR sector, noting that the Company’s stock price had been performing better over recent months than many of its industry peers. The Special Committee discussed Craig-Hallum’s analysis, the Company’s business status, the deteriorating condition and performance of the companies in the LiDAR industry sector over the course of the first half of 2024, and the potential that the favorable performance of the Company’s common stock relative to many of its industry peers could be due to price support afforded by the public disclosure of the existence of the IOI. Based on the above presentation and discussion, the Special Committee authorized Cooley and Craig-Hallum to re-engage with Koito’s advisors, indicating that the Company was prepared to proceed at $3.17 per share, provided Koito accepted the Company’s positions on outstanding terms and made a strong commitment on its desire to complete the Potential Transaction on the time schedule laid out.

On July 1, 2024, Craig-Hallum communicated to SMBC Nikko that the Special Committee was willing to move forward at $3.17 per share, subject to the conditions noted above.

In the weeks following July 4, 2024, the Company, Koito and representatives of Davis Polk, Cooley and O’Melveny finalized the Merger Agreement, the Rollover Agreement and the related disclosure letter.

On July 8, 2024, members of Cepton management, representatives of O’Melveny, Davis Polk, Craig-Hallum and SMBC Nikko met to conduct a bring-down diligence call.

On July 18, 2024, O’Melveny and Davis Polk held a call to discuss the status of the draft legal documents. O’Melveny separately held a call with Dr. Pei and Koito’s human resources advisors to discuss the employment arrangements and compensation for certain senior employees of the Company.

On July 25, 2024, Dr. Jun Pei and other executives of the Company and employees of Koito met with OEM-C, where they learned that OEM-C had decided internally to award a series production award to the Company and Koito.

On July 28, 2024, the Special Committee held a special meeting to consider the proposed final terms of the Potential Transaction, including the form of Merger Agreement. Also in attendance were representatives of Cooley and Craig-Hallum. Representatives of Cooley reviewed with the Special Committee its fiduciary duties and the key terms of the Merger Agreement. The Special Committee members then discussed the premium price to be paid in the Potential Transaction, the deal protections and other material terms set forth in the Merger Agreement, considerations of alternative opportunities available to the Company, the importance of scale in the global automotive market and the liquidity needs of the Company. Representatives of Craig-Hallum highlighted for the Special Committee the above-described process that had been conducted in respect of the market check with other prospective strategic partners and its final valuation analysis of other comparable public M&A transactions as of July 2024. Representatives of Craig-Hallum then presented to the Special Committee its financial analysis of Koito’s $3.17 per share of Cepton common stock consideration to be paid by Koito to the Cepton stockholders pursuant to the Merger Agreement, including its updated premiums paid analysis as of July 26, 2024, its discounted cash flow analysis (assuming a transaction date of July 26, 2024) and its updated accumulated net operating loss valuation (assuming a transaction date of July 26, 2024). Craig-Hallum then delivered its oral opinion, which was subsequently confirmed in writing, to the effect that, based on and subject to the assumptions in the written opinion which was delivered on July 29, 2024 and is attached as Annex D to this Proxy Statement, Craig-Hallum was of the opinion that the merger consideration to be paid by Koito to the Unaffiliated Stockholders in the merger, is fair, from a financial point of view. After such discussion and presentation, the Special Committee unanimously (i) determined that the terms of the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the merger consideration and the merger, are advisable, fair to, and in the best interests of, the Company and its stockholders, (ii) recommend that the Board (A) approve, adopt and declare advisable and in the best interests of the Company and its stockholders the Merger Agreement, the other transaction documents and the transactions contemplated thereby and (B) submit to the stockholders of the Company, and recommend the adoption of, the Merger Agreement. Later that day, the Board, following the recusal of the Koito Designees and acting on the recommendation of the Special Committee, held a meeting and (i) determined that the Merger Agreement and all transaction documents contemplated by the Merger Agreement were advisable, fair to and in the best interests of the Company and its stockholders, (ii) approved and adopted the Merger Agreement and all transaction documents contemplated by the Merger Agreement, (iii) authorized and empowered the Company to perform its obligations under the Merger Agreement and under the transaction documents to which the Company is a party and (iv) submit to the Company’s stockholders the Merger Agreement and the transactions contemplated by the Merger Agreement for adoption. Subsequently, Koito’s board approved the transaction on July 29, 2024, Japan time.

On July 29, 2024, the Company and Koito executed the Merger Agreement and publicly announced the Merger Agreement with their respective press releases and the Company filed a Current Report on Form 8-K and Koito filed an amendment to its Schedule 13D disclosing the Merger Agreement.

Reasons for the Transaction; Recommendations of the Special Committee and the Board

As described under “Background of the Merger,” the Board duly established the Special Committee and delegated to it the exclusive power and authority, among other things, to (i) review, evaluate, negotiate, and determine the advisability of a potential transaction, including the authority to determine not to proceed with such a transaction; (ii) oversee the processes and procedures related to assessment of a potential transaction; (iii) propose, accept, reject or negotiate the price, structure, terms and conditions of a potential transaction; (iv) determine whether the potential transaction is fair to, and in the best interests of, the Company and our stockholders; (v) with respect to any actions required to be taken by the Board with respect to the potential transaction, recommend to the Board what action should be taken; (vi) from time to time and at full meetings of the Board provide reports to the Board regarding the activities of the Special Committee; and (vii) take such other actions relating to the potential transaction as the Special Committee deems necessary, appropriate or advisable. The Board did not retain an unaffiliated representative to act solely on behalf of the Company’s Unaffiliated Stockholders for purposes of negotiating the terms of the merger or preparing a report concerning the fairness of the merger. However, the Board considered the analysis and recommendations of the Special Committee, among other factors, in the course of reaching its determination and recommendations discussed in this section.

In evaluating and approving the merger and in making their determinations and recommendations, the Special Committee and the Board gave careful consideration to a number of factors including, among others, the following:

•        Premium.    The cash consideration to be received by the Unaffiliated Stockholders in the transaction represents a premium of approximately 25% to the closing price of the Company’s common stock on Nasdaq on July 26, 2024, the most recent trading day prior to the signing of the Merger Agreement, and a premium of approximately 26% to the closing price of the Company’s common stock on Nasdaq on June 26, 2024, one month prior to the signing of the Merger Agreement.

•        Compelling Value Relative to Alternatives.    The Special Committee conducted a pre-signing market check process involving outreach by Craig-Hallum to potential counterparties for acquisition transactions viewed in the judgment of the Special Committee as being the most likely to have interest in the Company and its business. The Special Committee determined that it was unlikely that any of those parties would complete a transaction on terms that were superior to the merger, taking into account, among other things, the stock ownership position of Koito in the Company and the fact that Koito was consistent in its position that it has no interest in (and would not as a stockholder support or consent to) a disposition or sale of its holdings in the Company or any alternative change of control transaction involving the Company. The Special Committee also considered the Company’s standalone business strategy in the context of current economic and market conditions and the Management Projections (defined below) and concluded that the merger would provide greater and more certain value to the Unaffiliated Stockholders than would reasonably be expected from the continued execution of the Company’s strategic plan.

•        Certainty and Immediate Liquidity.    The cash consideration of $3.17 per share of our common stock provides certainty, immediate value and liquidity to the Unaffiliated Stockholders while eliminating the effect on our stockholders of likely further dilution, long-term business and execution risk or to financial markets or economic conditions.

•        Continuation as an Independent Business; Business Performance & Outlook Reliant on Additional Capital.    The Special Committee noted the continuing deterioration in the financial condition and performance of companies in the LiDAR industry sector over the course of the first half of 2024 and that there were limited signals that the state of the industry would reverse itself in the foreseeable future. In this context, the Special Committee considered the near term and long term prospects for the Company continuing as an independent business. As part of this analysis, the Special Committee considered the composition, status and trends of the Company’s assets and liabilities on its balance sheet and the general going concern value of the Company’s business. The Special Committee also reviewed the possibility of a liquidation of the Company’s business and the many cost and operational challenges that would accompany such a move. The Special Committee concluded that the Company’s existing cash balance was not likely to be sufficient to reach positive net income and would require further significant investment for research and development of the Company’s technology, sales and marketing efforts and additional spending to continue the path to commercialization. Broader macroeconomic factors like those discussed are likely to limit opportunities for the Company to obtain necessary capital to continue investment and operations, before it reaches positive cash flow and the ability to self-fund operations.

•        Delays and Uncertainty in Large-scale Automotive LiDAR Adoption.    As noted above, the last several years have been characterized by program delays by automotive OEMs and cancellations and uncertainty in the timing of adoption of LiDAR into series production automobiles, especially in the US and European markets, in which the Company is primarily focused, and this market outlook remains uncertain.

•        Importance of Scale.    The importance of scale in the global automotive market, which is highly competitive, dominated by very large automotive OEMs who generally rely on large, established suppliers with significant resources, and characterized by significant pricing pressure.

•        Negotiated Transaction.    The Merger Agreement is the result of a comprehensive negotiation process with Koito that was undertaken by the Company and its legal and financial advisors with the oversight and participation of the Special Committee. The Merger Agreement includes terms and conditions that are reasonable in the judgment of the Special Committee and the Board with the advice of their legal and financial advisors.

•        Ability to Respond to Unsolicited Superior Proposals.    Under the terms of the Merger Agreement, the Board will remain able to respond to any unsolicited written Acquisition Proposal that constitutes a Superior Proposal under the Merger Agreement.

•        Opinion of Craig-Hallum.    At a meeting of the Special Committee on July 28, 2024, Craig-Hallum rendered to the Special Committee its oral opinion that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the merger consideration was fair, from a financial point of view, to the Unaffiliated Stockholders of the Company. Such opinion was subsequently confirmed in writing on July 29, 2024.

•        Supported by Significant Stockholders.    The merger must be approved by holders of a majority of the outstanding shares of the Company’s common stock. Pursuant to Voting Support Agreements, certain significant stockholders of the Company (Dr. Jun Pei, Chief Executive Officer of the Company, Dr. Jun Ye, a member of the Company’s Board, and Dr. Mark McCord, the former Chief Technology Officer of the Company) have agreed to vote all of their shares of our common stock in favor of the merger. Koito has also agreed to vote all of its shares of Company capital stock in favor of the merger. The combination of these voting commitments makes approval of the merger by Company stockholders highly likely.

•        Business and Macroeconomic Conditions.    The current and prospective business and financial environment in which the Company operates, including international, national and local economic conditions, the competitive environment, and financial and capital markets, the likely effect of these factors on the Company and the execution of its plans as a standalone company, including the increased challenges faced by companies in the Company’s industry of its scale in raising capital.

•        Deal Certainty.    Koito’s obligation to complete the merger is subject to a limited number of conditions that the Special Committee believe, with the advice of their legal and financial advisors, are reasonable in the circumstances. The merger is not subject to any financing condition.

•        Regulatory Approval.    The proposed transaction must be approved by CFIUS. Based on the assessment of the regulatory risk profile of the proposed transaction with Koito, the Special Committee, in consultation with the Company’s advisors regarding regulatory considerations, does not expect there to be regulatory impediments to the consummation of the merger. If the parties are unable to secure CFIUS approval of the proposed merger and the Merger Agreement is terminated for such reason, Koito will be obligated to pay the Company a reverse termination fee of $5,000,000.

•        Appraisal Rights.    The holders of our common stock may, upon compliance with certain conditions, exercise their appraisal rights under applicable Delaware law and, if ultimately successful, receive fair value for their shares of our common stock.

•        Appropriateness of Deal Protections.    The termination fee payable by the Company of $1,250,000, the reverse termination fee payable by Koito of $5,000,000, Koito’s right to match a superior proposal and other deal protection measures contained in the Merger Agreement are, in the view of the Special Committee, after receiving legal and financial advice, appropriate for a transaction of this nature.

•        Profile of Purchaser.    The Special Committee considered Koito’s historical familiarity with the Company and its business and the advice of the Company’s advisors regarding Koito’s commitment, creditworthiness, track record as a strategic-minded investor, and anticipated ability to complete the transactions contemplated by the Merger Agreement.

•        Treatment of Employees.    Under the terms of the Merger Agreement, Koito has agreed that for 12 months following the consummation of the merger (or such shorter time as a continuing employee may be employed by the Company or its Subsidiaries), each continuing employee’s compensation and benefits (other than equity or equity-based compensation, retention and change of control payments, defined pension benefits and retiree medical benefits)will be maintained at a level that are substantially comparable in the aggregate to such compensation and benefits as in effect immediately prior to such closing.

•        Stakeholder Considerations.    The Special Committee considered the effect of the transaction with Koito on the Company’s stakeholders, including its stockholders, employees, creditors, customers, suppliers and governments and concluded that the transaction would not be adverse to their interests.

•        Role of the Special Committee.    The evaluation and negotiation process was supervised by the Special Committee, which is composed entirely of independent directors and was advised by experienced and qualified financial and legal advisors. The Special Committee met regularly with its advisors.

The Special Committee and the Board (with the support and advice from their legal and financial advisors) also considered a number of potential issues regarding and risks resulting from the merger and the Merger Agreement, including, among others:

•        the risks to the Company and its stakeholders, including the stockholders, if the merger is not completed, including the costs to the Company in pursuing the merger and the temporary diversion of the Company’s management from the conduct of the Company’s business in the ordinary course;

•        the fact that, following the consummation of the merger, the Company will no longer exist as an independent public company and the stockholders will forego any future increase in value that might result from future growth and the potential achievement of the Company’s long-term plans, balanced against the fact that the stockholders will no longer be taking any risks of the Company’s business;

•        the conditions to Koito’s obligations to complete the merger and the right of Koito to terminate the Merger Agreement under certain circumstances;

•        the terms of the Merger Agreement, including those in respect of: (i) restricting the Company from soliciting third parties to make an Acquisition Proposal and (ii) the fact that if the Merger Agreement is terminated under certain circumstances, including in the event that the Company makes a change in recommendation or enters into an agreement in respect of a superior proposal, the Company must pay the termination fee of $1,250,000 to Koito;

•        the fact that, if the merger is not consummated and the Board decides to seek another transaction, there can be no assurance that the Company will be able to find a party willing to pay an equivalent or more attractive price than the cash consideration to be paid under the merger, or that the stockholders would be able to receive cash or other consideration for their shares of common stock equal to or greater than the cash consideration payable in connection with the merger in any other future transaction that the Company may undertake; and

•        the fact that certain of the Company’s directors and/or officers, including the Rollover Participants, may receive additional or different benefits in their capacity as such in connection with the merger, than those received by the stockholders generally in connection with the merger.

The Special Committee and the Board reviewed and considered, but did not assign, a specific value to the Company’s value in a complete liquidation and the going concern value of the Company. However, based on their understanding of the Company and its business, cost structure, capital expenditure needs, historical performance and anticipated future performance, the Special Committee and the Board believed it was reasonable to conclude that value ascribed to the Company in the Koito proposal was substantially in excess of the Company’s liquidation or going concern value. Similarly, the Special Committee and the Board did not consider the net book value of the Company’s assets and liabilities to provide a useful or relevant valuation metric for the Company as a going concern given the nature of the Company’s business.

The foregoing summary of the information, factors and risks considered by the Special Committee and the Board is not, and is not intended to be, exhaustive. In view of the factors and the amount of information considered in connection with its evaluation of the merger, the Special Committee and the Board did not find it practical to, and did not, quantify or otherwise attempt to assign any relative weight to each specific factor considered in reaching its conclusions and recommendations. The Special Committee’s and the Board’s recommendations were made after consideration of all of the above-noted factors and in light of their collective knowledge of the business, financial condition and prospects of the Company, and were also based upon the advice of the Board’s and Special Committee’s financial advisors and the Company’s legal counsel. In addition, individual members of the Special Committee and the Board may have assigned different weights to different factors.

Opinion of Craig-Hallum to the Special Committee

Craig-Hallum rendered its opinion to the Special Committee that, as of July 29, 2024, and based upon and subject to the factors and assumptions set forth therein, the merger consideration to be paid to the Company’s Unaffiliated Stockholders pursuant to the terms of the Merger Agreement is fair from a financial point of view to such stockholders.

The full text of the written opinion of Craig-Hallum, dated July 29, 2024, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D to this Proxy Statement. Craig-Hallum provided its opinion for the information and assistance of the Special Committee in connection with its consideration of the Merger Agreement and the merger. The Craig-Hallum opinion was not intended to and does not constitute a recommendation as to how any Cepton stockholder should vote or make any election with respect to the Merger Agreement, the merger, or any other matter.

In arriving at its opinion, Craig-Hallum, among other things:

•        reviewed Cepton’s audited financial statements for the years ended December 31, 2021, 2022, and 2023;

•        reviewed Cepton’s unaudited interim financial statements for the three months ended March 31, 2024 and Cepton’s preliminary unaudited interim financial statements for the three months ended June 30, 2024;

•        reviewed the Management Projections;

•        reviewed other internal documents, including the data room prepared by Cepton and its advisors, relating to the history, past and current operations, financial conditions and expected outlook of Cepton, provided by Cepton’s management and advisors;

•        reviewed documents related to the merger, including the Merger Agreement;

•        reviewed various press releases, internal presentation and marketing materials prepared by the management of Cepton, industry and market reports, research reports and white papers;

•        discussed the information above with members of the management of Cepton and had discussions concerning the information referred to above and the background and other elements of the merger, the financial condition, current operating results, and business outlook for Cepton; and

•        performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including an analysis of comparable public companies that Craig-Hallum deemed relevant, a review of publicly available information for selected M&A transactions to determine the premiums (or discounts) paid over recent trading prices prior to announcement of the transaction, and a discounted cash flow analysis.

In conducting its review and rendering its opinion, Craig-Hallum relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available to, discussed with, or reviewed by Craig-Hallum or publicly available, and did not attempt to independently verify, and assumed no responsibility for the independent verification, of such information; relied upon the assurances of the management of Cepton that the Management Projections and estimates of net operating loss tax benefits prepared by Cepton management were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Cepton as to the future financial results and condition of Cepton, and Craig-Hallum expressed no opinion with respect to such projections or the assumptions on which they were based; relied upon and assumed that there were no material changes in assets, financial condition, results of operations, business or prospects of Cepton since the date of the last financial statements made available to Craig-Hallum prior to the date of its opinion; and assumed that Cepton was not party to any material pending transaction, including any external financing, recapitalization, acquisition or merger, other than the merger.

Craig-Hallum was not asked to undertake, and did not undertake, an independent verification of any information provided to or reviewed by Craig-Hallum, nor was Craig-Hallum furnished with any such verification, and Craig-Hallum does not assume any responsibility or liability for the accuracy or completeness thereof. Craig-Hallum did not conduct a physical inspection of any of the properties or assets of Cepton. Craig-Hallum did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of Cepton, nor was Craig-Hallum furnished with any such evaluations or appraisals, nor did Craig-Hallum evaluate the solvency of Cepton under any state or federal laws. See below under the heading “— Certain Unaudited Prospective Financial Information” for an explanation of the Management Projections provided to Craig-Hallum and the related variables and assumptions taken into account in the preparation of such projections.

Craig-Hallum also assumed that the final executed form of the Merger Agreement did not differ in any material respects from the latest draft provided to Craig-Hallum and that the merger will be consummated in accordance with the terms and conditions of the Merger Agreement without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third-party consents and approvals (contractual or otherwise) for the merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Cepton or the contemplated benefits of the merger. Craig-Hallum is not a legal, tax or regulatory advisor and relied upon, without independent verification, the assessment of Cepton and its legal, tax and regulatory advisors with respect to such matters.

Craig-Hallum expressed no opinion with respect to any transaction to which Cepton may be a party other than the merger. Craig-Hallum expressed no opinion as to the amount, nature or fairness of the consideration or compensation to be received in or as a result of the merger by securityholders other than the Unaffiliated Stockholders. Craig-Hallum’s opinion did not address any other aspect or implication of the merger, the Merger Agreement or any other agreement or understanding entered into in connection with the merger or otherwise.

Craig-Hallum was not requested to opine as to, and its opinion did not address, the decision to undertake or the terms of any offering of debt or equity securities, the basic business decision to proceed with or effect the merger, or any solvency or fraudulent conveyance consideration relating to the merger.

Craig-Hallum’s opinion was necessarily based upon economic, market, monetary, regulatory and other conditions as they existed and could be evaluated, and the information made available to Craig-Hallum, as of the date of its opinion. Craig-Hallum did not express any opinion as to the prices or trading ranges at which our common stock will trade at any time. Furthermore, Craig-Hallum did not express any opinion as to the impact of the merger on the solvency or viability of the Surviving Corporation in the merger or the ability of the Surviving Corporation to pay its obligations when they become due.

Craig-Hallum delivered its opinion on July 29, 2024. Craig-Hallum assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date thereof and has not updated its opinion. Craig-Hallum’s opinion was approved by Craig Hallum’s fairness opinion committee in accordance with established procedures.

The consideration to be paid pursuant to the terms of the Merger Agreement was determined through arm’s-length negotiations between the Special Committee and Koito, which was approved by the Special Committee and was subsequently approved by the Board. In addition, Craig-Hallum’s opinion and its presentation to the Special Committee were one of many factors taken into consideration by the Special Committee in deciding to approve the merger.

Summary of Financial Analyses

In accordance with customary investment banking practice, Craig-Hallum employed generally accepted valuation methods in reaching its financial opinion. The following is a summary of the material financial analyses contained in the presentation that was made by Craig-Hallum to the Special Committee on July 28, 2024, and that were utilized by Craig-Hallum in connection with providing its opinion. However, the following summary does not purport to be a complete description of the financial analyses performed by Craig-Hallum, nor does the order of analyses described represent the relative importance or weight given to those analyses by Craig-Hallum. Some of the summaries in the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Craig-Hallum’s financial analyses. The following quantitative information is based on market data as it existed on or before July 26, 2024, and is not necessarily indicative of current or future market conditions.

For purposes of its stand-alone analyses performed on Cepton, Craig-Hallum utilized the Management Projections for fiscal years ended December 31, 2024 through December 31, 2028, prepared by and furnished to Craig-Hallum by the management of Cepton. Information regarding the cash, number of fully diluted shares of common stock outstanding and net operating losses for Cepton was provided by Cepton management.

Comparable Public Company Analysis

Craig-Hallum reviewed and compared certain financial information for Cepton to corresponding financial information, ratios and public market multiples for the following publicly traded companies, which, in the exercise of its professional judgment, Craig-Hallum determined to be relevant to its analysis. In selecting comparable public companies, Craig-Hallum focused on businesses in the LiDAR technology industries listed on major US exchanges.

Selected Companies:

•        Aeva Technologies, Inc.

•        AEye, Inc.

•        Hesai Group

•        Innoviz Technologies Ltd

•        Luminar Technologies, Inc.

•        Microvision, Inc.

•        Ouster, Inc.

Craig-Hallum obtained financial metrics and projections for the selected companies from SEC EDGAR and S&P Capital IQ. In its analysis, Craig-Hallum derived and compared multiples for Cepton and the selected companies, calculated as follows:

•        Total enterprise value (“TEV”) as a multiple of estimated revenue for calendar year 2024 (“CY 2024E”)

•        TEV as a multiple of estimated revenue for calendar year 2025 (“CY 2025E”)

•        TEV as a multiple of estimated adjusted gross profit for CY 2024E

•        TEV as a multiple of estimated adjusted gross profit for CY 2025E

TEV refers to market capitalization-calculated utilizing the treasury stock method-plus all outstanding debt, plus Preferred Stock, plus any minority interest and less cash and cash equivalents (“net debt”). This analysis indicated the following:

Financial Multiple	Minimum	25th Percentile	Median	75th Percentile	Maximum
TEV/CY 2024E Revenue	0.7x	1.7x	4.8x	9.8x	19.7x
TEV/CY 2025E Revenue	0.2x	0.8x	2.4x	4.1x	5.5x
TEV/CY 2024E Gross Profit	2.2x	4.8x	7.4x	10.1x	12.7x
TEV/CY 2025E Gross Profit	1.0x	3.1x	9.2x	13.4x	25.8x

Based upon the foregoing, Craig-Hallum presented the ranges for each metric. Craig-Hallum then applied the respective representative ranges to calendar year 2024 estimated revenue and gross profit, and calendar year 2025 estimated revenue and gross profit resulting in ranges of implied total enterprise values. A summary of these implied total enterprise value ranges is shown in the table below.

Financial Multiple	Representative Range	Implied Total Enterprise Value*
TEV/CY 2024E Revenue	0.7x – 19.7x	$19.1 – $555.0
TEV/CY 2025E Revenue	0.2x – 5.5x	$6.3 – $227.1
TEV/CY 2024E Gross Profit	2.2x – 12.7x	$26.5 – $156.5
TEV/CY 2025E Gross Profit	1.0x – 25.8x	$17.6 – $449.6

____________

*        U.S. dollars in millions

Although Craig-Hallum selected the companies reviewed in the analysis because, among other things, their businesses are reasonably similar to that of Cepton, no selected company is identical to Cepton. In evaluating the financial multiples for the selected companies, Craig-Hallum made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions, and other matters. Accordingly, Craig-Hallum’s comparison of selected companies to Cepton and analysis of the results of such comparisons was not purely quantitative, but instead necessarily involved qualitative considerations and professional judgments concerning differences in financial and operating characteristics and other factors that could affect the relative value of Cepton.

The table below reflects Cepton’s implied transaction multiples, which are within the representative ranges shown above, calculated based on the total outstanding shares of our common stock, including shares of our common stock held by Koito and the Rollover Participants, using the treasury stock method and based on the per share merger consideration of $3.17.

Financial Multiple	Implied Transaction Multiple
Implied TEV/CY 2024E Revenue	3.7x
Implied TEV/CY 2025E Revenue	2.5x
Implied TEV/CY 2024E Gross Profit	8.5x
Implied TEV/CY 2025E Gross Profit	6.0x

Premiums Paid Analysis

Craig-Hallum reviewed publicly available information for selected completed M&A transactions to determine the implied premiums paid in such M&A transactions over recent trading prices of the relevant target companies at certain dates immediately prior to announcement of the relevant transaction. Craig-Hallum selected M&A transactions completed or announced but not closed since January 1, 2021, involving U.S. or Canada-based target companies, that were 100% cash transactions acquiring greater than 50% of the target company, with transaction values ranging from $20 million to $250 million, where the target company’s industry classification is technology.

Based on these criteria, Craig-Hallum reviewed 30 M&A transactions and compared the implied premiums paid in those selected M&A transactions over certain time periods to the premium that would be paid to the Unaffiliated Stockholders of the common stock of the Company based on the per share price.

For each of these transactions, Craig-Hallum calculated the premium per share paid by the acquirer by comparing the announced transaction value per share to the target company’s historical share price as of the following dates: (i) closing price on the last trading day prior to announcement of the transaction or first reference in the public news media about the transaction (the “1-Day Price”), (ii) closing price 7 calendar days prior to announcement of the transaction or first reference in the public news media about the transaction (the “1-Week Price”), and (iii) closing price 30 calendar days prior to announcement of the transaction or first reference in the public news media about the transaction (the “1-Month Price”). The 1-Day Price premiums were calculated by dividing the transaction offer price per share by the target’s closing share price one day prior to announcement of the transaction and subtracting one. The 1-Week Price premiums were calculated by dividing the transaction offer price per share by the target’s closing share price one week prior to announcement of the transaction and subtracting one. The 1-Month Price premiums were calculated by dividing the transaction offer price per share by the target’s closing share price one month prior to announcement of the transaction and subtracting one.

This analysis indicated the following implied premiums:

	Minimum	25th Percentile	Median	75th Percentile	Maximum
1-Day	-4.3%	24.0%	43.6%	57.4%	151.6%
1-Week	-3.4%	23.2%	44.5%	60.8%	172.6%
1-Month	-4.6%	20.2%	41.0%	67.0%	214.3%

This analysis indicated the following approximate implied equity price per share range for Cepton:

	Minimum	25th Percentile	Median	75th Percentile	Maximum
1-Day	$2.42	$3.14	$3.63	$3.98	$6.37
1-Week	$2.50	$3.19	$3.74	$4.16	$7.06
1-Month	$2.40	$3.03	$3.55	$4.21	$7.92

Discounted Cash Flow Analysis

Craig-Hallum conducted a discounted cash flow analysis for Cepton on a stand-alone basis, which is designed to estimate the implied value of a company by calculating the present value of the estimated future unlevered free cash flows and terminal value of the company. Craig-Hallum calculated a range of implied TEVs of Cepton based on forecasts of future unlevered free cash flows for the remainder of fiscal year 2024 as of July 28, 2024, through fiscal year 2028 provided by the management of Cepton. Craig-Hallum first calculated unlevered free cash flows (calculated as net operating profit after tax plus stock-based compensation, plus expected net proceeds from Koito claim reimbursement with respect to a project for OEM-B in the amount of approximately $17.8 million (as provided by Cepton management) exclusively in calendar year 2024) of Cepton for fiscal years 2024 to 2028, using an assumed federal tax rate of 21.0% and an assumed state tax rate of 8.8%, in each case as provided by Cepton management.

Craig-Hallum then calculated terminal values for Cepton using the terminal value method based on revenue multiples. The terminal value was calculated by applying a range of terminal revenue multiples of 1.0x to 3.0x (selected based on Craig-Hallum’s professional judgment after consideration of comparable public company multiples) to Cepton management’s revenue forecast for fiscal year 2028. In addition, Craig-Hallum added Cepton’s net operating loss carryforwards expected to be utilized by Cepton’s management to reduce future domestic federal and state taxes, in each case based on internal estimates of Cepton’s management.

These unlevered free cash flows, terminal values and net operating loss carryforwards were then discounted to their respective present values as of July 28, 2024, using a median discount rate of 20.4% (selected based on Craig-Hallum’s professional judgment and derived from an analysis of the estimated weighted average cost of capital using Cepton comparable company data) to calculate a range of implied total enterprise values for Cepton. From this analysis, Craig-Hallum presented the range of the values produced from the discounted cash flow analysis as set forth in the following table:

Discounted Cash Flow Analysis	Implied Total Enterprise Value*
Terminal Revenue Method	$22.8 – $209.9

____________

*        U.S. dollars in millions

In comparison, the implied total enterprise value of Cepton calculated based on the total outstanding shares of our common stock, including shares of our common stock held by Koito and the Rollover Participants, using the treasury stock method and based on the per share merger consideration of $3.17, is $105.0 million.

Miscellaneous

The foregoing summary of material financial analyses does not purport to be a complete description of the analyses or data presented by Craig-Hallum. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Craig-Hallum believes that the summary set forth above and its analyses must be considered as a whole and that selecting portions of it, without considering all of its analyses, could create an incomplete view of the processes underlying the analyses and its opinion. No single factor or analysis was determinative of Craig-Hallum’s fairness determination. Rather, Craig-Hallum considered the totality of the factors and analyses performed in arriving at its opinion. Craig-Hallum based its analyses on assumptions that it deemed reasonable, including those concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which Craig-Hallum based its analysis have been described under the description of each analysis in the foregoing summary. Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by Craig-Hallum are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, Craig-Hallum’s analyses are not, and do not, purport to be appraisals or otherwise reflective of the prices at which securities may trade at the present time or at any time in the future or at which businesses actually could be bought or sold.

As part of its investment banking business, Craig-Hallum and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions. Craig-Hallum was selected as financial advisor to the Special Committee on the basis of Craig-Hallum’s experience and its familiarity with Cepton and the industry in which it operates.

Under the terms of the engagement letter dated January 17, 2024, Cepton has paid Craig-Hallum (i) a fee of $350,000 for rendering its written opinion, and (ii) a non-refundable retainer fee of $50,000. Furthermore, pursuant to the terms of the engagement letter, Cepton has agreed to pay Craig-Hallum a cash transaction fee (based on a percentage of the aggregate value associated with the merger) upon consummation of the merger, which cash transaction fee currently is estimated to be approximately $1,150,000. In addition, Cepton has agreed to reimburse Craig-Hallum for reasonable expenses incurred in connection with the engagement and to indemnify Craig-Hallum against certain liabilities that may arise out of its engagement by Cepton and the rendering of the opinion.

Craig-Hallum’s analyses were prepared solely as part of Craig-Hallum’s analysis of the fairness, from a financial point of view, to the Unaffiliated Stockholders of the merger consideration to be paid by Koito under the terms of the Merger Agreement and were provided to the Special Committee for its analysis of the Merger Agreement and the merger. The opinion of Craig-Hallum was only one of the factors taken into consideration by the Special Committee in making its determination to approve the Merger Agreement and the merger.

In the ordinary course of its business, Craig-Hallum and its affiliates may actively trade securities of Cepton for its own account or the account of its customers and, accordingly, may at any time hold a long or short position in such securities. Craig-Hallum has not received fees or other compensation from Cepton or Koito in the past two years prior to the issuance of its opinion. Craig-Hallum and its affiliates may from time to time perform various investment banking and financial advisory services for other clients and customers that may have conflicting interests with Cepton, for which Craig-Hallum would expect to receive compensation.

Consistent with applicable legal and regulatory requirements, Craig-Hallum has adopted policies and procedures to establish and maintain the independence of Craig-Hallum’s research department and personnel. As a result, Craig-Hallum’s research analysts may hold opinions, make statements or investment recommendations and/or publish research reports with respect to the transaction and other participants in the transaction that differ from the opinions of Craig-Hallum’s investment banking personnel.

Certain Unaudited Prospective Financial Information

Other than in connection with our regular earnings press releases and related investor materials, the Company does not, as a matter of course, publicly disclose long-term consolidated forecasts as to future performance, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, the Company is including a summary of certain previously nonpublic, unaudited prospective financial information for the fiscal year ending December 31, 2024 through the fiscal year ending December 31, 2028 that members of the Company’s management provided to the Special Committee and the Special Committee’s advisors in connection with their evaluation of the merger (the “Management Projections”). The Management Projections were prepared on a stand-alone basis and do not take into account any of the transactions contemplated by the Merger Agreement or any changes to the Company’s operations or strategy that may be implemented after the completion of the merger. You should note that Management Projections constitute forward-looking statements. The Management Projections are not included in this Proxy Statement to influence any decision on whether to vote for the merger or any other proposal presented at the Special Meeting, but rather are included in this Proxy Statement to give stockholders access to certain non-public information that was provided to the Board, the Special Committee, Craig-Hallum and the Koito Entities, as applicable, for the purposes described above. By including the Management Projections in this Proxy Statement, none of the Company, the Board, the Special Committee, Craig-Hallum, the Koito Entities or any other person has made or makes any representation to any person regarding the Company’s ultimate performance as compared to the information contained in the Management Projections. The inclusion of the Management Projections should not be regarded as an indication of the Company, the Board, the Special Committee, Craig-Hallum, the Koito Entities or any other person considered, or now considers, them to be necessarily predictive of actual future results, and such information should not be relied on as such. Further, the inclusion of the Management Projections in this Proxy Statement does not constitute an admission or representation by the Company that the information presented is material.

The Management Projections were not prepared with a view toward public disclosure or complying with GAAP. In addition, the Management Projections were not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Management Projections were prepared by, and are the responsibility of, the Company’s management team. The Company’s independent registered public accounting firm, KPMG LLP, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the Management Projections and, accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto. The KMPG LLP report incorporated by reference into this Proxy Statement relates solely to the Company’s previously issued financial statements. It does not extend to the Management Projections and should not be read to do so.

Certain Assumptions

In preparing the Management Projections described below, the Company’s management team used various assumptions that are subject to change, including, but not limited to, the following principal assumptions:

•        the Company is operating as a standalone public company;

•        in operating expenses, we factored in increased costs (such as legal fees) related to the merger in 2024; however, we did not factor in any success fees payable to Craig-Hallum;

•        we did not include the entirety of the $38,922,335 we claimed with respect to project cost recovery pursuant to the Letter Agreement; and

•        we did not include any claims from our suppliers who may be impacted by the OEM-B series production award cancellation.

	Management Projections Calendar Year Ending December 31,
(in thousands except percentage)	2024E	2025E	2026E	2027E	2028E
Total Revenue	$28,159	$41,206	$32,341	$74,343	$161,234
Total Cost of Goods Sold	15,858	23,765	22,879	51,235	110,845
Gross Profit	$12,301	$17,442	$9,462	$23,108	$50,389
Margin %	43.7%	42.3%	29.3%	31.1%	31.3%
Total Operating Expenses	$29,211	$27,266	$42,103	$48,687	$48,385
Operating Income	$(16,910)	$(9,824)	$(32,642)	$(25,579)	$2,004

THE COMPANY DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE MANAGEMENT PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH MANAGEMENT PROJECTIONS ARE NO LONGER APPROPRIATE, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

Position of the Koito Entities as to the Fairness of the Merger

Under the SEC rules governing “going private” transactions, each of the Koito Entities is an affiliate of the Company that is engaged in the “going private” transaction and, therefore, is required to express its beliefs as to the fairness of the merger to the “unaffiliated security holders” as defined under Rule 13e-3 under the Exchange Act. The Koito Entities are making the statements included in this section solely for purposes of complying with the requirements of Rule 13e-3 and related rules and regulations under the Exchange Act. However, no Koito Entity is making any recommendation to any unaffiliated security holder as to how such stockholder should vote on any proposal, and the views of each of Koito Entities should not be construed as a recommendation to any unaffiliated security holder as to how such stockholder should vote. Each Koito Entity has interests in the merger that are different from those of the unaffiliated security holders.

The Koito Entities believe that the merger (which is the Rule 13e-3 transaction for which the Schedule 13E-3 was filed with the SEC) is fair to the Company’s unaffiliated security holders on the basis of the factors described below.

The Koito Entities believe that the Special Committee, which negotiated the terms and conditions of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the merger, with the assistance of the independent financial advisor and legal counsel selected and retained by the Special Committee, represented the interests of the Company’s unaffiliated security holders. While Parent is represented by the Koito Designees, the merger was negotiated and approved by the Special Committee. The Koito Designees are not members of the Special Committee. The Koito Entities, including the Koito Designees, did not participate in the deliberations of the Board regarding, or receive advice from the Company’s or the Special Committee’s legal or financial advisors as to, the fairness of the merger. The Koito Entities have not performed, or engaged a financial advisor to perform, any valuation or other analysis for the purpose of assessing the fairness of the merger to the Company’s unaffiliated security holders.

However, the Koito Entities believe, based on the knowledge and analysis by the Koito Entities of available information regarding the Company and the factors considered by, and the analysis and resulting conclusions of, the Special Committee described in the section entitled “Special Factors — Reasons for the Transaction; Recommendations of the Special Committee and the Board” (which analysis and resulting conclusions the Koito Entities adopt, based on Koito Entities’ review thereof subsequent to the execution of the Merger Agreement), that the merger is substantively and procedurally fair to the Company’s unaffiliated security holders.

In particular, the Koito Entities considered the following substantive factors, among others, which are not presented in any relative order of importance:

•        the current and historical market prices and volatility of our common stock, and the fact the merger consideration to be received by the unaffiliated security holders represents a premium of approximately 25% to the closing price of our common stock on Nasdaq on July 26, 2024, which was the last trading day prior to the signing of the Merger Agreement, and a premium of approximately 26% to the closing price of our common stock on Nasdaq on June 26, 2024, one month prior to the signing of the Merger Agreement;

•        the fact that the merger consideration is all cash and without any financing contingencies, which provides immediate certainty of value and liquidity to the Company’s unaffiliated security holders, since such unaffiliated security holders are able to realize the merger consideration of $3.17 per share for each of their shares of our common stock;

•        the merger will eliminate the Company’s unaffiliated security holders’ exposure to the various risks and uncertainties related to continued ownership of our common stock and the future growth, profitability and financial stability of the Company, which include among others:

•        the Company is an early-stage company with a history of losses that expects to incur significant expenses and continuing losses for the foreseeable future;

•        that the Company expects to incur substantial R&D costs and devote significant resources to identifying and commercializing new products;

•        the Company’s need to raise additional capital to meet its future funding requirements;

•        the uncertainties associated with the market adoption of LiDAR and the selection of the Company’s products for inclusion in ADAS and autonomous driving systems by automotive OEMs, automotive tier 1 suppliers or other customers.

•        that the Company has limited experience in managing its supply chain to manufacture and deliver its products on scale and that there are risks with its transition to an outsourced manufacturing business model;

•        general macroeconomic risks including conditions in the automotive industry and the global economy; and

•        the other risk factors disclosed in the Company’s most recent SEC filings;

•        the Special Committee received an opinion from Craig-Hallum, dated July 29, 2024, as to the fairness, from a financial point of view and as of such date to the Unaffiliated Stockholders of the $3.17 per share merger consideration to be paid to such holders in connection with the merger, which opinion was based upon and subject to the factors and assumptions set forth therein as more fully described in the section entitled “Special Factors — Opinion of Craig-Hallum to the Special Committee,” notwithstanding that the opinion of Craig-Hallum was provided for the information and assistance of the Special Committee and none of the Koito Entities are entitled to, and did not, rely on such opinion;

•        the fact that the Special Committee conducted a pre-signing market check process involving outreach by Craig-Hallum to potential strategic acquirors and determined that it was unlikely that any of those parties would complete a transaction on terms that were superior to the merger;

•        the fact that the Board, other than the Koito Designees and acting upon the unanimous recommendation of the Special Committee, determined that the Merger Agreement and the transactions contemplated thereby, including the merger, are advisable, fair to, and in the best interests of the Company and its stockholders; and

•        the fact that the Supporting Stockholders, who collectively represent approximately 38.7% of the voting power of the issued and outstanding shares of our common stock, have irrevocably and unconditionally agreed to vote their shares in favor of the Merger Agreement and related transactions.

In addition, the Koito Entities considered the following procedural factors, which are not presented in any relative order of importance:

•        the Board was fully informed about the extent to which the interests of the Koito Entities in the merger differed from those of the Company’s unaffiliated security holders;

•        the fact that Koito publicly disclosed its interest in acquiring the Company in a Schedule 13D/A on December 21, 2023, approximately seven months prior to entering the Merger Agreement, and that from that time until the Merger Agreement was signed on July 29, 2024, and the Company did not receive a better offer from a third party prior to the execution of the Merger Agreement;

•        the fact that the parties publicly disclosed the execution of the Merger Agreement on July 29, 2024 and, following such announcement, the Company did not receive any unsolicited inquiries from any third parties regarding a potential acquisition of all or a portion of the Company;

•        the Board established the Special Committee comprised solely of independent directors who are not affiliated with the Koito Entities, and who are independent and disinterested with respect to the Merger Agreement and the transactions contemplated thereby, to consider the Koito Entities’ proposal and to negotiate with the Koito Entities, and the Special Committee was deliberative in its process to determine whether the merger was fair to, and in the best interests of, the Company and its shareholders (including the Company’s unaffiliated security holders) and to analyze, evaluate and negotiate the terms of the merger;

•        the Koito Entities, including the Koito Designees, did not participate in or have any influence on the deliberative process of, or the conclusions reached by, the Special Committee or the negotiating positions of the Special Committee;

•        the Merger Agreement allows the Board (acting on the recommendation of the Special Committee), subject to specific limitations and requirements set forth in the Merger Agreement, to withdraw its recommendation in favor of the merger in response to a superior proposal or intervening event, subject to the Company paying the Koito Entities the termination fee of $1,250,000 in the case of an actual termination of the Merger Agreement;

•        the fact that the Special Committee retained, and had the benefit of advice from, experienced and qualified legal and financial advisors; and

•        the availability of appraisal rights to the Company’s stockholders who comply with all of the required procedures under Delaware law for exercising appraisal rights, which allow such holders to seek appraisal of the fair value of their shares.

The Koito Entities also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the proposed merger. In particular, the Koito Entities considered the following factors, which are not presented in any relative order of importance:

•        the Company’s unaffiliated security holders will not participate in any future earnings, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future;

•        the risk that the merger might not be completed in a timely manner or at all, the consequences of which might include (i) the potential loss of value to the Company’s stockholders, (ii) a negative impact on the operations and prospects of the Company, including the potential loss of key personnel and (iii) an adverse impact on the market’s perception of the Company’s prospects;

•        the restrictions on the conduct of the Company’s business prior to the completion of the merger set forth in the Merger Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the merger;

•        the negative effect that the pendency of the merger, or a failure to complete the merger, could potentially have on the Company’s business and relationships with its employees, vendors and customers;

•        the fact that Parent, in making its proposal to engage in the merger, indicated that it is not interested in considering or participating in any alternative change of control transaction involving the Company and that Parent’s current ownership of approximately 12.2% (excluding shared voting power that Parent may be deemed to have as a result of the Voting Support Agreements) in the Company as well as its rights under the terms of the Preferred Stock, including its ability to require the Company to repurchase its Preferred Stock at the liquidation preference of $100 million plus accrued and unpaid dividends or to convert its Preferred Stock at 1.1 times the conversation rate then in effect upon the occurrence of a fundamental change, and its rights under the Investor Rights Agreement, would likely be considered by third parties in considering whether or not to make an unsolicited acquisition proposal and may have the effect of limiting the Company’s alternative financing options;

•        the risk that the parties may be delayed in obtaining, or unable to obtain, CFIUS approval without the imposition of any Burdensome Condition;

•        the fact that the Merger Agreement provides that, during the period from the date of the Merger Agreement until the effective time of the merger, the Company is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to third parties and to engage in negotiations with third parties regarding alternative acquisition proposals, subject to customary exceptions;

•        the fact that the Company has incurred and will continue to incur significant transaction costs and expenses in connection with the potential transaction, regardless of whether the merger is consummated;

•        the risks related to amounts that may be payable by the Company upon the termination of the Merger Agreement, including the termination fee of $1,250,000, and the process required to terminate the merger; and

•        the fact that an all-cash transaction would be taxable to certain of the Company stockholders that are U.S. holders for U.S. federal income tax purposes.

The Koito Entities concluded that approval by a majority of the Unaffiliated Stockholders is not necessary for approval of the Merger Agreement and the transactions contemplated thereby as such approval is not required under Delaware law, and the Koito Entities believe that the various procedural safeguards that have been adopted, as described above, have ensured the procedural fairness of the Merger Agreement and the transactions contemplated thereby. As such, the Koito Entities believe that the Merger Agreement and the transactions contemplated thereby are procedurally fair to the Company’s unaffiliated security holders. The foregoing discussion of the information and factors considered and given weight by the Koito Entities in connection with the fairness of the merger is not intended to be exhaustive but is believed to include all material factors considered by them. The Koito Entities did not find it practicable to, and did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the merger. Rather, the Koito Entities reached their position as to the fairness of the merger after considering all of the foregoing factors as a whole. The Koito Entities believe these factors provide a reasonable basis upon which to form their position regarding the fairness of the merger to the Company’s unaffiliated security holders. This position should not, however, be construed as a recommendation to any Company stockholder to approve the Merger Agreement. The Koito Entities make no recommendation as to how Company stockholders should vote their shares relating to the merger. The Koito Entities attempted to negotiate the terms of a transaction that would be most favorable to them, and not to the Company’s unaffiliated security holders, and, accordingly, did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to such stockholders.

The Koito Entities did not consider net book value, which is an accounting concept, for purposes of reaching its determination and recommendations, because, in the Koito Entities’ view, net book value is indicative of neither the Company’s market value nor its value as a going concern, but rather is an indicator of historical costs.

In addition, the Koito Entities did not conduct a going-concern valuation of our common stock for purposes of determining the substantive fairness of the merger to the Company’s unaffiliated security holders because, following the merger, the Surviving Corporation will have a significantly different capital structure and because the Koito Entities believe that the trading price of our common stock at any given time represents the best available indicator of the Company’s going-concern value at that time, so long as the trading price at that time is not impacted by speculation regarding the likelihood of a potential transaction.

Moreover, the Koito Entities did not consider the liquidation value of the Company in determining the substantive fairness of the merger to the Company’s unaffiliated security holders because (i) of their belief that liquidation sales generally result in proceeds substantially less than the sales of a going concern; (ii) of the impracticability of determining a liquidation value given the significant execution risk involved in any breakup; (iii) they considered the Company to be a viable going concern; and (iv) the Koito Entities anticipate that the Company’s operations will continue to be conducted substantially as they currently are being conducted.

Finally, the Koito Entities did not consider the purchase prices of our common stock paid by the Koito Entities, or the conversion price applicable to its shares of Preferred Stock, in previous purchases during the years preceding the signing of the Merger Agreement in determining the substantive fairness of the merger to the Company’s unaffiliated security holders because they did not consider those prices to represent the best available indicator of Company’s value as of the signing of the Merger Agreement but rather to be indicative of historical prices, as described above.

Reasons of the Koito Entities for the Merger

Under the SEC rules governing “going private” transactions, each of the Koito Entities is an affiliate of the Company that is engaged in the “going private” transaction and, therefore, each is required to express its purposes and reasons for the merger to the Company’s “unaffiliated security holders,” as defined under Rule 13e-3 of the Exchange Act. The Koito Entities are making the statements included in this section solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. However, the Koito Entities are not making any recommendation to any stockholder of the Company as to how that stockholder should vote on any proposal, and the views of each of the Koito Entities should not be construed as a recommendation to any stockholder of the Company as to how such stockholder should vote. The Koito Entities have interests in the merger that are different from those of other stockholders.

For the Koito Entities, the purpose of the merger is to enable them to acquire control of the Company, through a transaction in which the stockholders of the Company (other than Parent, Merger Sub or their respective affiliates, the Rollover Participants in respect of any Rollover Shares, and any subsidiary of the Company holding shares of our common stock) will be cashed out for $3.17 per share, and Parent will bear the risks and rewards of the ownership of the Company after completion of the merger, including any future earnings and growth of the Company as a result of improvements to the Company operations, synergies that may result from the merger, successful OEM orders and other benefits of operating the Company. In the opinion of the Koito Entities, the merger will provide a number of benefits to the Koito Entities and the Company that would follow from the Company becoming an indirect controlled subsidiary of Parent, including, but not limited to:

•        the Company should have greater flexibility to collaborate with Parent and its other subsidiaries in various business endeavors, including but not limited to research and development and competing for OEM orders.

•        the Company should have more efficient access to capital from Parent or its lenders, and the Company’s current and future business partners, including customers and potential customers such as OEMs, should have greater confidence in the financial condition of the Company due to support from Parent (whether direct or indirect);

•        the Koito Entities should have greater control over the Company, which may allow them to improve the Company’s operations such as by controlling costs or to redirect research and development or otherwise pursue activities that could provide earnings or growth over time;

•        the Koito Entities and the Company will no longer need to spend as much time and resources negotiating agreements between themselves, including the removal of restrictions on related-party transactions that apply to listed companies; and

•        the Company will cease to be a public reporting company, reducing management time and attention spent on those activities, as well as operating costs, and allowing management to focus on longer term returns rather than on short-term or quarterly results.

Although the Koito Entities believe that there will be opportunities associated with their investment in the Company, the Koito Entities realize that there are also substantial risks (including the risks and uncertainties relating to the prospects of the Company) and that such opportunities may never be fully realized. In deciding to pursue the merger, the Koito Entities considered and took into account various risks and other factors that potentially could adversely affect them. These included the likelihood that the Company’s operations and future growth would require further investments and the possibility that the merger could result in the loss of key employees of the Company or otherwise disrupt the Company’s business operations. The Koito Entities also considered that its directors, officers and other employees would expend considerable time and effort in negotiating, implementing and completing the merger, and in doing so their time would be diverted from other important business opportunities and operational matters. The Koito Entities will also incur significant transaction costs and expenses in connection with the merger, regardless of whether the merger is completed, and there is a risk that the merger may not be completed despite the Koito Entities’ efforts. Further, following the merger, there will be no trading market for the equity securities of the Company, making the Koito Entities’ investment in the Company illiquid.

The Koito Entities considered making further investments into the Company instead of pursing the merger but determined that such options were impracticable given Parent’s existing ownership of the Company and the amounts of future investments necessary to fund the Company’s growth. Due to this and the other reasons described above, the Koito Entities have undertaken to pursue the merger at this time. The Koito Entities also believe that structuring the transaction as a merger is preferable to other transaction structures, because it (1) will enable the Koito Entities to acquire all of the shares of our common stock held by the Unaffiliated Stockholders at the same time, (2) will allow the Company to cease to be a publicly registered and reporting company and (3) represents an opportunity for the Unaffiliated Stockholders to receive $3.17 per share in cash, without interest and less any applicable withholding taxes, subject to and in accordance with the terms and conditions of the Merger Agreement.

If the merger is not completed for any reason, Parent and its affiliates reserve the right to acquire additional shares of the Company through private purchases, market transactions, tender or exchange offers or otherwise on terms and at prices that may be more or less favorable than those provided in the Merger Agreement, or, subject to any applicable legal restrictions, to dispose of any or all shares of the Company acquired by them. For the avoidance of doubt, in the event that the merger is not completed, the terms of the Preferred Stock and the Investor Rights Agreement will remain in place in accordance with their terms.

Proposal 1: Approval of the TRANSACTION (INCLUDING ADOPTION OF the
Agreement and Plan of Merger (as it may be amended from time to time), dated July 29, 2024)

The Transaction

The rights and obligations of the parties to the Merger Agreement are governed by the specific terms and conditions of the Merger Agreement and not by any summary or other information provided in this Proxy Statement. Therefore, this discussion of the merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement and incorporated into this Proxy Statement by reference. You should read the entire Merger Agreement carefully as it is the legal document that governs the merger.

Parties Involved in the Merger

Cepton, Inc.

Cepton is a Silicon Valley innovator of LiDAR-based solutions for automotive, smart cities, smart spaces and smart industrial applications. With its patented LiDAR technology, Cepton aims to take LiDAR mainstream and achieve a balanced approach to performance, cost and reliability, while enabling scalable and intelligent 3D perception solutions across industries. Founded in 2016 and led by industry veterans with decades of collective experience across a wide range of advanced LiDAR and imaging technologies, Cepton is focused on the mass market commercialization of high-performance, high-quality LiDAR solutions. Cepton is headquartered in San Jose, CA and has a center of excellence facility in Troy, MI to provide local support to automotive customers in the Metro Detroit area. Cepton also has a presence in Germany to serve European customers.

Neither the Company nor to the Company’s knowledge, none of the Company’s directors or executive officers has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Other than Dong (Dennis) Chang, Xiaogang (Jason) Zhang, and George Syllantavos, each of the Company’s directors and executive officers is a citizen of the United States.

Our common stock and public warrants are listed for trading on the Nasdaq Capital Market under the symbols “CPTN” and “CPTNW,” respectively. Our corporate office is located at 399 West Trimble Road, San Jose, California 95131, and our telephone number is (408) 459-7579.

Parent

Parent is a joint stock corporation (kabushiki kaisha) incorporated under the laws of Japan with the name KOITO MANUFACTURING CO., LTD and whose shares are listed on the Tokyo Stock Exchange. Parent’s principal business is the production and sale of automotive lighting equipment in Japan and overseas, as well as the production and sale of railroad car control equipment, aircraft components and seats for railroad cars and aircraft. The principal office address of Parent is Sumitomo Fudosan Osaki Twin Bldg. East, 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan. The telephone number for the principal office of Parent is +81-3-3443-7111.

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each executive officer and director of Parent. During the past five years, none of the persons listed in this section has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, none of the persons listed in this section has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the principal office address of Parent and business address of each listed director and officer is Sumitomo Fudosan Osaki Twin Bldg. East, 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan and Parent’s telephone number is +81-3-3443-7111. Parent, a Japanese kabushiki kaisha, is headquartered in Tokyo, Japan.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Masahiro Otake, Chairman and CEO	Japan	Senior Managing Director and Chairman of Koito. Has worked at Koito since 1977.
Michiaki Kato, President and COO	Japan	Senior Managing Director; President of Koito since June 2021. Has worked at Koito since 1982.
Masami Uchiyama, Executive Vice President	Japan	Senior Managing Director; Executive Vice President of Koito since June 2021. Has worked at Koito since 1983.
Hideharu Konagaya, Executive Vice President	Japan	Senior Managing Director; Executive Vice President of Koito since June 2023. Has worked at Koito since 1987.
Katsuyuki Kusakawa, Senior Managing Director	Japan	Senior Managing Director of Koito. Has worked at Koito since April 2011.
Jun Toyota, Senior Managing Director	Japan	Senior Managing Director of Koito since June 2023; Senior Managing Corporate Officer from June 2021 to June 2022; Senior Managing Director from June 2021 to June 2022. Has worked at Koito since 1983.
Haruya Uehara, Outside Director	Japan

Outside Director of Koito; Senior Advisor of Mitsubishi UFJ Trust and Banking Corporation. Has served worked at Mitsubishi UFJ Trust and Banking Corporation since April 1969 (then Mitsubishi Trust and Banking Corporation). Mitsubishi UFJ Trust and Banking Corporation is the trust banking arm of Mitsubishi UFJ Financial Group, a Japanese financial services group. Its principal business address is 4-5-1, Marunouchi, Chiyoda-ku, Tokyo 100-8212, Japan.

Kingo Sakurai, Outside Director	Japan	Outside Director of Koito. Registered as certified public accountant since 1972.
Chika Igarashi, Outside Director	Japan

Outside Director of Koito since June 2022; Partner attorney at Nishimura & Asahi (Gaikokuho Kyodo Jigyo). Has worked at Nishimura & Asahi (Gaikokuho Kyodo Jigyo) (then Asahi Law Office) since July 2006 and has been an attorney since 1997. Nishimura & Asahi (Gaikokuho Kyodo Jigyo) is a law firm. Its principal business address is Otemon Tower, 1-1-2 Otemachi, Chiyoda-ku, Tokyo 100-8124, Japan.

Risa Tanaka, Outside Director	Japan

Outside Director of Koito since June 2022. Ms. Tanaka served as External Director of Broadleaf Co., Ltd. from March 2020 to April 2021. Broadleaf Co., Ltd. is a developer and provider of software cloud services for the mobility industry. Its principal business address is Floor 8, Glass Cube Shinagawa, 4-13-14 Higashi Shinagawa, Shinagawa-ku, Tokyo 140-0002, Japan. Ms. Tanaka currently serves as outside Director of IMURAYA GROUP CO., LTD. since June 2021. IMURAYA GROUP CO., LTD. is the holding company of various food companies. Its principal business address is 7-1-1, Takachaya, Tsu City, Mie, Japan. Ms. Tanaka also serves as president of the Graduate School of Project Design. The Graduate School of Project Design is a professional graduate school offering a degree in product design. Its principal place of business is 3-13-16 Minami Aoyama, Minato-ku, Tokyo 107-0062, Japan. Ms. Tanaka also services as Executive Director and Executive Vice President of Mie University since April 2021. Mie University is a national university with its principal business address at 1577 Kurimamachiya-cho, Tsu City, Mie, 514-8507 Japan.

Merger Sub

Merger Sub, a Delaware corporation, was formed on July 22, 2024, as an indirect, wholly owned subsidiary of Parent, solely for the purpose of completing the merger and has conducted no business activities other than those related to the structuring and negotiation of the merger. The principal executive office address of Merger Sub is Sumitomo Fudosan Osaki Twin Bldg. East, 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan. The telephone number for the principal office of Merger Sub is +81-3-3443-7111.

The following table sets forth the name, present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each executive officer and director of Merger Sub. During the past five years, none of the persons listed in this section has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, none of the persons listed in this section has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws. Unless otherwise indicated, the principal office address of Merger Sub and business address of each listed director and officer is Sumitomo Fudosan Osaki Twin Bldg. East, 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo 141-0001, Japan and its telephone number is +81-3-3443-7111. Merger Sub is a Delaware corporation, was formed solely for the purpose of completing the Merger and has conducted no business activities other than those related to the structuring and negotiation of the Merger. Merger Sub is an indirect, wholly owned subsidiary of Parent.

Name	Citizenship	Present Principal Occupation or Employment (all have served five years or more in present position unless otherwise noted)
Hideharu Konagaya, Director and President	Japan	Senior Managing Director; Executive Vice President of Koito since June 2023. Has worked at Koito since 1987.
Satoshi Kabashima, Secretary	Japan	Manager. Has worked at Koito since 2003.

Recommendation of the Special Committee

After careful consideration, including a thorough review of the Merger Agreement, the other transaction documents and the terms of the merger, and taking into account the presentations made to the Special Committee and various other factors discussed and considered by the Special Committee, and after due consideration of its fiduciary duties under applicable law, the Special Committee has determined that the terms of the Merger Agreement, the other transaction documents and the transactions contemplated thereby, including the merger consideration and the merger, are advisable, fair to, and in the best interests of, the Company and its stockholders. Accordingly, the Special Committee unanimously recommended that the Board (A) approve, adopt and declare advisable and in the best interests of the Company and its stockholders the Merger Agreement, the other transaction documents and the transactions contemplated thereby and (B) submit to the stockholders of the Company, and recommend the adoption of, the Merger Agreement.

Recommendation of the Board

The Board (acting on the recommendation of the Special Committee, whose analyses and determinations the Board adopted as its own in its evaluation of the merger), including a majority of directors who are not employees of the Company, has determined that the merger is fair to and in the best interests of the Company and its stockholders, including the unaffiliated security holders as defined under Rule 13e-3 under the Exchange Act, and approved, adopted and declared advisable the Merger Agreement and the other transaction documents to which the Company is a party. Accordingly, the Board (other than the Koito Designees) unanimously approved the Merger Agreement and recommends that Company stockholders vote “FOR” the Transaction Proposal.

Closing and Effective Time of the Merger

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Cepton. As a result, the separate corporate existence of Merger Sub will cease and Cepton will survive the merger and continue to exist after the merger as an indirect controlled subsidiary of Koito.

The merger will take place no later than the seventh business day after satisfaction or waiver of all conditions described in the section of this Proxy Statement captioned “The Merger Agreement — Conditions to the Transaction.”

The merger will become effective at the time when Cepton, Koito and Merger Sub cause to be executed and filed a certificate of merger with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL, or such later date and time as is agreed upon by the parties and specified in the certificate of merger.

Plans for the Company After the Merger

Following completion of the merger, Merger Sub will have been merged with and into the Company, with the Company as the Surviving Corporation. Shares of our common stock and warrants are currently listed on Nasdaq and registered under the Exchange Act. Following completion of the merger, there will be no further market for the shares of our common stock or warrants and, as promptly as practicable following the Effective Time and in compliance with applicable law, our common stock and warrants will be delisted from Nasdaq, deregistered under the Exchange Act and will cease to be publicly traded.

At the Effective Time, (i) the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in accordance with applicable law or until their earlier death, resignation or removal.

The Koito Entities currently anticipate that the Company’s operations will initially be conducted after the merger substantially as they currently are being conducted, except that the Company will cease to be a publicly traded company and will instead be a privately held indirect subsidiary of Parent. Following the completion of the merger, the Company will no longer be subject to the Exchange Act and Nasdaq compliance and reporting requirements and the related direct and indirect costs and expenses, and may experience positive effects on profitability as a result of the elimination of such costs and expenses. In addition, the Koito Entities will continue to evaluate the Company’s assets, corporate and capital structure, capitalization, operations, business and properties to determine what additional changes, if any, would be desirable following the merger to enhance the business and operations of the Company. The Koito Entities intend to retain the Company’s personnel, although the Koito Entities reserve the right to make changes to personnel if they deem that it is beneficial to business of the Koito Entities or the Company or in light of future developments. In addition, the Koito Entities may seek to collaborate more closely with the Company in various business endeavors, including research and development and competing for OEM orders, improve the Company’s operations such as by controlling costs or redirect research and development efforts or otherwise pursue activities that could provide earnings or growth over time. However, no definitive plans, arrangements, commitments, understandings, or contracts for this are currently contemplated nor exist.

As of the date of this proxy statement, other than the merger and except as described above or elsewhere in this proxy statement, the Koito Entities have no current intentions, plans, proposals or negotiations that would relate to or result in any of the following:

•        an extraordinary transaction, such as a merger, reorganization or liquidation, involving the Company or its subsidiaries;

•        the purchase, sale or transfer of a material amount of the assets of the Company or its subsidiaries;

•        any material changes the composition of its management; or

•        any material change in the Company’s corporate structure or business.

Nevertheless, the Koito Entities expressly reserve the right to make any such changes to the Company or its operations after consummation of the merger if they deem that it is beneficial to business of the Koito Entities or the Company or in light of future developments.

Appraisal Rights

If the merger is consummated, our stockholders (including beneficial owners of shares of common stock) who (1) do not vote in favor of the adoption of the Merger Agreement; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time of the merger; (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the merger under Section 262 of the DGCL. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to a record holder of shares, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders exercise their appraisal rights under Section 262. STOCKHOLDERS SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.

Under Section 262, if the merger is completed, holders of record of shares of our common stock or beneficial owners who (1) deliver a written demand for appraisal of such person’s shares of our common stock to Cepton prior to the vote on the adoption of the Merger Agreement; (2) do not vote, in person or by proxy, in favor of the adoption of the Merger Agreement; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Effective Time of the merger; and (4) otherwise comply with the procedures and satisfy certain ownership, as appliable, thresholds set forth in Section 262 may be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the consideration set forth in the Merger Agreement, for the “fair value” of their shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time of the merger through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the Surviving Corporation in the merger to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below. However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all holders of shares of a class or series of stock that, immediately prior to the merger, were listed on a national securities exchange who are otherwise entitled to appraisal rights unless (1) the total number of shares of the class or series of stock for which appraisal rights have been pursued or perfected exceeds 1% of the outstanding shares of such class or series as measured in accordance with subsection (g) of Section 262 or (2) the value of the per share price in respect of such shares exceeds $1 million. We refer to these conditions as the “ownership thresholds.” Given that the shares of our common stock are listed on Nasdaq (and assuming such shares remain so listed up until the merger), then the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of our common stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is satisfied.

Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This Proxy Statement constitutes the Company’s notice to our stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the merger, any holder of record or beneficial owner of shares of our common stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the per share price described in the Merger Agreement, without interest, less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our common stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.

Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of our common stock must do ALL of the following:

•        such person must not vote in favor of the proposal to adopt the Merger Agreement;

•        such person must deliver to Cepton a written demand for appraisal before the vote on the Merger Agreement at the Special Meeting; and

•        such person must continuously hold of record or beneficially own the shares of our common stock from the date of making the demand through the Effective Time of the merger (a person will lose appraisal rights if the person transfers the shares before the Effective Time of the merger).

Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, each person who votes by proxy and who wishes to exercise appraisal rights must vote against the adoption of the Merger Agreement or abstain.

Filing Written Demand

A person wishing to exercise appraisal rights must deliver to Cepton, before the vote on the adoption of the Merger Agreement at the Special Meeting, a written demand for the appraisal of such person’s shares. In addition, that person must not vote or submit a proxy in favor of the adoption of the Merger Agreement. A vote in favor of the adoption of the Merger Agreement, in person at the Special Meeting or by proxy (whether by mail or via the internet or telephone), will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, the shares through the Effective Time of the merger. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of such person’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting on the adoption of the Merger Agreement. Neither voting against the Transaction Proposal nor abstaining from voting or failing to vote on the Transaction Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A proxy or vote against the adoption of the Merger Agreement will not constitute a demand. A person’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting will constitute a waiver of appraisal rights.

In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform Cepton of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares. A proxy or vote against the merger will not constitute such demand. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the verified list (as defined below).

All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

CEPTON, INC.
399 West Trimble Road
San Jose, California 95131
Attention: Corporate Secretary

At any time within 60 days after the Effective Time of the merger, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the Merger Agreement, by delivering to Cepton, as the Surviving Corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time of the merger may only be made with the written approval of the Surviving Corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered in connection with the merger within 60 days after the Effective Time of the merger. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the per share price being offered pursuant to the Merger Agreement.

Notice by the Surviving Corporation

If the merger is completed, within 10 days after the Effective Time of the merger, the Surviving Corporation will notify each stockholder (including any beneficial owner) of each constituent corporation who has submitted a demand for appraisal in accordance with Section 262, and who has not voted in favor of the adoption of the Merger Agreement, that the merger has become effective and the Effective Time thereof.

Filing a Petition for Appraisal

Within 120 days after the Effective Time of the merger, but not thereafter, the Surviving Corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by any person other than the Surviving Corporation, demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our capital stock. Accordingly, any persons who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our common stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.

Within 120 days after the Effective Time of the merger, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the Merger Agreement and with respect to which Cepton has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares will not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within 10 days after receipt by the Surviving Corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by any person other than the Surviving Corporation, service of a copy thereof must be made upon the Surviving Corporation, which must within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the Surviving Corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the Surviving Corporation.

After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the Surviving Corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.

Given that the shares of our common stock are listed on Nasdaq (and assuming such shares remain so listed up until the merger), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of shares of our common stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is met. For the avoidance of doubt and assuming that the shares of our Preferred Stock are not listed on a national securities exchange as of immediately prior to the Effective Time, satisfaction of one of the ownership thresholds will not be required with respect to our Preferred Stock.

Determination of Fair Value

After the Delaware Court of Chancery determines the persons entitled to appraisal and, with respect to our common stock, that at least one of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time of the merger and the date of payment of the judgment. However, the Surviving Corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that “throw any light on future prospects of the merged corporation.” Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262. ALTHOUGH CEPTON BELIEVES THAT THE PER SHARE PRICE IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE PER SHARE PRICE. Neither Cepton nor Koito anticipates offering more than the per share price to any persons exercising appraisal rights, and each of Cepton and Koito reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our common stock is less than the per share price. If a petition for appraisal is not timely filed or, with respect to our common stock, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the right to an appraisal will cease.

The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the Surviving Corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.

The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.

If any person who demands appraisal of shares of our common stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of our common stock will be deemed to have been converted at the Effective Time of the merger into the right to receive the per share price as provided in the Merger Agreement. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time of the merger, if, in the case of our common stock, neither of the ownership thresholds above has been satisfied in respect of those seeking appraisal rights with respect to the shares of our common stock, or if the person delivers to the Surviving Corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the per share price as provided in the Merger Agreement in accordance with Section 262.

From and after the Effective Time of the merger, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our common stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time of the merger).

Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. In that event, you will be entitled to receive the per share price for your Dissenting Shares accordance with the Merger Agreement, without interest and less any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Consequences of Non-Approval of the Transaction Proposal

Approval of the Transaction Proposal is a condition to the Closing. If the Transaction Proposal is not approved by our stockholders, the Merger Agreement may be terminated, and the transactions contemplated thereby cannot be completed. If the Merger Agreement is terminated because the Transaction Proposal is not approved by our stockholders, or for certain other reasons, the Company may be required to pay a $1,250,000 Company Termination Fee and/or, in the event Parent commences a suit to enforce payment of the Company Termination Fee that results in a final and non-appealable judgement against the Company, reimburse Parent for all reasonable and documented out-of-pocket fees, cost and expenses of enforcement (including reasonable and documented attorney’s fees incurred in connection therewith). See the section entitled “The Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — Termination Fee; Effect of Termination” in this Proposal 1 for more details.

Required Vote

At the Special Meeting, the only vote or approval of the holders of any class or series of capital stock of the Company necessary under applicable law, the Nasdaq rules, our Second Amended and Restated Certificate of Incorporation or the Bylaws to consummate the Transaction is the affirmative vote and approval of a majority of the voting power of outstanding shares of our common stock entitled to vote thereon. Virtual attendance at Company Stockholder Meeting constitutes presence in person for the Company Stockholder Meeting. If you hold your shares in “street name,” if you do not provide voting instructions with respect to your shares of common stock, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” The Transaction Proposal is a “non-routine” proposal. Abstentions and broker non-votes shall not be counted as votes for or against the Transaction Proposal.

The affirmative vote by Parent of all shares of our common stock beneficially owned by Parent in accordance with the Merger Agreement and the affirmative vote of all shares of our common stock beneficially owned by the Supporting Stockholders pursuant to the Voting Support Agreements will be sufficient to approve the Transaction Proposal, subject to a Company Board Recommendation Change.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 1.

The Merger Agreement

This section describes the material terms of the Merger Agreement. The description of the Merger Agreement in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to our current report on Form 8-K filed with the SEC on July 29, 2024, and is included as Annex A to this Proxy Statement. The form of the Amended and Restated Certificate of Incorporation of the Surviving Corporation is included as Exhibit A to the Merger Agreement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement, a copy of which is included as Annex A to this Proxy Statement, and this summary of its terms are included in this Proxy Statement to provide you with information regarding its terms. Factual disclosures about the Company contained in this Proxy Statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement. The representations, warranties and covenants made in the Merger Agreement by the Company and Parent were made solely to the parties to, and solely for the purposes of, the Merger Agreement and as of specific dates and were qualified and subject to important limitations agreed to by the Company and Parent in connection with negotiating the terms of the Merger Agreement. Except to the extent specifically provided in the Merger Agreement, the Company’s stockholders and other investors are not third-party beneficiaries under the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated for the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement.

The Merger

The Merger Agreement provides for, among other things, at the Closing, and on the terms and subject to the conditions set forth therein and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into the Company, and the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under the DGCL as the Surviving Corporation.

At the Effective Time:

•        each share of our capital stock outstanding immediately prior to the Effective Time (other than Rollover Shares, Excluded Shares, Subsidiary Shares and Dissenting Shares) will be converted into the right to receive, subject to the terms and conditions contained in the Merger Agreement, $3.17 per share, without interest, and less any applicable withholding taxes. From and after the Effective Time, all of the shares of our common stock converted into the right to receive the merger consideration will no longer be outstanding and will automatically be cancelled and retired and will cease to exist, and each holder of shares of our common stock outstanding as of immediately prior to the Effective Time will thereafter cease to have any rights with respect to such shares, except the right to receive the merger consideration, without interest, in accordance with the Merger Agreement;

•        each outstanding warrant will, in accordance with its terms under the Warrant Agreement, automatically and without any required action on the part of the holder thereof, cease to represent a warrant exercisable for shares of our common stock and will become a warrant exercisable for the merger consideration. If a holder properly exercises a warrant within 30 days following the public disclosure of the consummation of the merger pursuant to a Current Report on Form 8-K filed with the SEC, the Warrant Price, as defined in the Warrant Agreement, with respect to such exercise will be reduced by an amount

(in dollars and in no event less than zero) equal to the difference of (a) the Warrant Price in effect prior to such reduction minus (b) (i) the per share merger consideration minus (ii) the Black-Scholes Warrant Value (as defined in the Warrant Agreement);

•        each share of Preferred Stock issued and outstanding immediately prior to the Effective Time will remain outstanding and will not be cancelled;

•        the Earnout Shares will be treated in accordance with the terms and conditions of the Business Combination Agreement, dated as of August 4, 2021, by and among the Company, GCAC Merger Sub Inc. and Cepton Technologies, as amended, pursuant to which, at the Effective Time, the Earnout Shares will (i) be deemed unearned as the per share merger consideration does not exceed the share price milestone thresholds applicable to the Earnout Shares and (ii) be cancelled.

Representations and Warranties

Under the Merger Agreement, the Company made customary representations and warranties in respect of the Company relating to organization and good standing, corporate power and enforceability, Company Board approval (acting on the unanimous recommendation of the Special Committee) and anti-takeover laws, requisite stockholder approval, non-contravention, requisite governmental approvals, capitalization, subsidiaries, SEC reports, financial statements and internal controls, no undisclosed liabilities, absence of certain changes, material contracts, real property, environmental matters, intellectual property, products, tax matters, employee benefits, labor matters, compliance with Laws, anti-corruption and international trade, legal proceedings and orders, insurance, related party transactions, brokers, opinion of financial advisor, and exclusivity of representations and warranties from Parent and Merger Sub.

Under the Merger Agreement, Parent made customary representations and warranties in respect of Parent and Merger Sub relating to organization and good standing, corporate power and enforceability, non-contravention, requisite governmental approvals, brokers, sufficiency of funds, solvency; legal proceedings, ownership of common stock, shareholder and management arrangements, and exclusivity of representations or warranties from the Company.

Covenants Regarding Conduct of Business by the Company Pending the Closing

The Company made certain covenants under the Merger Agreement, including, among others, the covenants set forth below.

•        Except (a) as expressly contemplated by the Merger Agreement, (b) as required by applicable Law or certain data security requirements, (c) as approved in advance in writing by Parent (which approval will not be unreasonably withheld, conditioned or delayed), or (d) as set forth in the Company’s disclosure letter, during the period from July 29, 2024, until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company will, and will cause each of its Subsidiaries to, conduct its business in all material respects in the ordinary course of business and use reasonable best efforts to preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with third parties.

•        Except (a) as expressly contemplated by the Merger Agreement, (b) as required by applicable Law, (c) as approved in advance in writing by Parent (which approval will not be unreasonably withheld, conditioned or delayed), or (d) as set forth in the Company’s disclosure letter, in addition to and without prejudice to the rights of Parent under the Investor Rights Agreement (including Section 2.05 (Investor Consent) thereof), during the period from July 29, 2024, until the earlier to occur of the termination of the Merger Agreement and the Closing, the Company may not, and may not permit any of its subsidiaries to, directly or indirectly:

•        amend its certificate of incorporation, bylaws or other similar organizational documents, other than in immaterial respects;

•        (i) split, combine or reclassify any shares of its capital stock, (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, except for dividends or other such distributions by any of its wholly owned Subsidiaries or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company Securities or any Company Subsidiary Securities, except as required by the terms of the Company’s equity incentive plan or to satisfy tax withholding obligations in connection with the exercise of a Company Option or settlement of a Company RSU or Company PSU;

•        (i) issue, deliver or sell, or authorize the issuance, delivery or sale of any shares of Company Securities or Subsidiary Securities, other than the issuance of (a) any shares of our common stock upon the exercise of Company Options in accordance with the terms of those options on July 29, 2024, (b) any shares of our common stock upon the settlement of Company RSUs or Company PSUs in accordance with the terms of those restricted stock units on July 29, 2024, and (c) any Subsidiary Securities to the Company or any other Subsidiary of the Company or (ii) amend any term of any Company Security or any Subsidiary Security, except as required by the terms of any employee plan;

•        incur any capital expenditures or any obligations or liabilities in respect thereof, except for (i) those contemplated by the capital expenditure budget that was made available to Parent prior to July 29, 2024, and (ii) any unbudgeted capital expenditures not to exceed $500,000 individually or $1,000,000 in the aggregate;

•        acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than (i) assets, supplies, parts, products and other properties in the ordinary course of business of the Company and its Subsidiaries in a manner that is consistent with past practice, and (ii) acquisitions with a purchase price (including assumed indebtedness) that does not exceed $10,000 individually or $250,000 in the aggregate;

•        sell, lease, license, sublicense, otherwise transfer, abandon, permit to lapse, fail to maintain, fail to enforce or protect, or create or incur any lien on, any of the Company’s or its Subsidiaries’ assets, securities, properties, interests or businesses, other than (i) sales of inventory products or obsolete equipment in the ordinary course of business consistent with past practice, (ii) sales of assets, securities, properties, interests or businesses with a sale price (including any related assumed indebtedness) that does not exceed $10,000 individually or $25,000 in the aggregate, and (iii) entering into non-exclusive licenses in the ordinary course of business consistent with past practice;

•        other than as permitted by the Merger Agreement, make any loans, advances or capital contributions to, or investments in, any other Person, including advances of employment-related expenses to employees of the Company or any of its Subsidiaries (other than loans or advances among the Company and any of its wholly owned Subsidiaries and capital contributions to or investments in its wholly owned Subsidiaries), other than in the ordinary course of business consistent with past practice;

•        create, incur, assume, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money or guarantees thereof;

•        other than in the ordinary course of business consistent with past practice, (i) enter into any contract which would be a material contract, or (ii) amend or modify in any material respect or terminate any material contract or otherwise waive, release or assign any material rights, claims or benefits of the Company or any of its Subsidiaries;

•        settle any material lawsuit before a governmental authority, except for settlements that involve monetary remedies with a value not in excess of $100,000 (net of amounts covered by insurance or indemnification agreements with third parties) and do not impose material, equitable relief against the Company or any of its Subsidiaries;

•        except as listed in the Company’s disclosure letter or required by applicable Law or under the terms of any employee plan in effect as of July 29, 2024, (i) grant any or enter into any employment or consulting agreements with the Company’s service providers whose service begins after July 29, 2024 (other than pursuant to severance agreements, employment or consulting agreements that are in the ordinary course of business, consistent with past practice and otherwise permitted by the Merger Agreement), (ii) grant any retention or termination pay to, or amend any severance, retention, termination, employment, consulting, bonus, change-in-control agreement with any current or former service provider of the Company, (iii) increase the compensation or benefits provided to any current or former service provider of the Company (other than increases in base compensation of not more than 3.5% to employees other than Key Employees), (iv) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former service provider of the Company, (v) establish, adopt, enter into or amend any employee plan or collective bargaining agreement (and will not implement the Company’s employee stock purchase plan), (vi) hire any employees other than to fill vacancies arising due to terminations of employment of employees other than Key Employees, or (vii) terminate the employment of any Key Employees other than for cause;

•        change the Company’s methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the Exchange Act, as agreed to by its independent public accountants;

•        make or change any material tax election, change any annual tax accounting period, adopt or change any method of tax accounting, amend any material tax returns or file claims for material tax refunds, enter into any material closing agreement, settle any material tax claim, audit or assessment, or surrender any right to claim a material tax refund, offset or other reduction in tax liability or seek or obtain any ruling from a governmental authority with respect to Taxes; or

•        agree, resolve or commit to do any of the foregoing.

No Solicitation; Company Board Recommendation Change

From July 29, 2024 until the earlier to occur of the termination of the Merger Agreement and the Effective Time, without Parent’s written consent, the Company may not, must procure that its Subsidiaries and their respective directors, officers, employees do not and will not, and must use reasonable best efforts to procure that the investment bankers, attorneys, accountants and other advisors or representatives of the Company and its Subsidiaries do not and will not, directly or indirectly: (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquiry, indication of interest, offer or proposal (other than an inquiry, indication of interest, offer or proposal by Parent or Merger Sub pursuant to the Merger Agreement) relating to an Acquisition Transaction (an “Acquisition Proposal”) or Acquisition Transaction, or (ii) enter into, or undertake to enter into, any contract for an Acquisition Transaction, or any contract requiring the Company to abandon, terminate or fail to consummate the Transaction, other than a confidentiality agreement entered into in connection with the Company’s consideration of an Acquisition Transaction or Acquisition Proposal in compliance with the terms of the Merger Agreement. From the date of the Merger Agreement and through the earlier to occur of the Effective Time or the termination of the Merger Agreement in accordance with its terms, the Company, its Subsidiaries and their respective representatives must (a) promptly advise Parent in writing of the receipt of any Acquisition Proposal (including the specific terms thereof and the identity of the other individual or entity or individuals or entities involved), (b) promptly furnish to Parent a copy of such Acquisition Proposal in addition to a copy of any information provided to or by any third party relating thereto, and (c) keep Parent reasonably informed, on a prompt basis, of the status and terms of any such Acquisition Proposal. Any breach of the terms of the Merger Agreement no solicitation provision by any Subsidiary or Representative of the Company (as if it were a party hereto) shall be deemed a breach by the Company.

The term “Acquisition Transaction” means any transaction or series of related transactions (other than the Transaction) involving:

(a)     any direct or indirect purchase or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons of shares of capital stock of the Company, including pursuant to a tender offer or exchange offer, that if consummated in accordance with its terms would result in such Person or “group” of Persons beneficially owning (i) more than 20% of our common stock outstanding (on an as-converted, exchanged or exercised basis, if applicable) or (ii) securities convertible, exchangeable or exercisable into more than 20% of our common stock outstanding (on an as-converted, exchanged or exercised basis, if applicable), in either case, after giving effect to the consummation of such purchase or other acquisition;

(b)    any direct or indirect purchase, lease, exchange, transfer, exclusive license or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, of more than 20% of the consolidated assets of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

(c)     any merger, consolidation, business combination, joint venture, repurchase, redemption, share exchange, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries pursuant to which any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, would beneficially own equity of the Company representing (i) more than 20% of our common stock outstanding (on an as-converted, exchanged or exercised basis, if applicable) or (ii) securities convertible into more than 20% of our common stock outstanding (on an as-converted, exchanged or exercised basis, if applicable), in either case, after giving effect to the consummation of such transaction.

A “Company Board Recommendation Change” means for the Company Board, to withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to the Transaction; publicly adopt, approve or recommend an Acquisition Proposal; in connection with a tender or exchange offer by a third party; fail to recommend against such offer by the close of business on the tenth (10th) U.S. Business Day after its commencement; or fail to include the Company Board Recommendation in the Proxy Statement; provided, that, (a) the determination by the Company Board that an Acquisition Proposal constitutes a Superior Proposal, (b) the disclosure by the Company of such determination, (c) the delivery by the Company of the notice of an Intervening Event, or (d) the making of any “stop, look, and listen” communication by the Company, shall not constitute a Company Board Recommendation Change.

Superior Proposal

Notwithstanding anything to the contrary in the Merger Agreement, if the Company receives an Acquisition Proposal that was not received as a result of a breach of the no solicitation provision described in the preceding paragraph and the Company Board determines that such Acquisition Proposal constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal, then (i) the Company may respond to, engage in discussions with and provide information regarding the Company to, the person making such proposal, and (ii) at any time prior to obtaining the Requisite Stockholder Approval, the Company Board (acting on the recommendation of the Special Committee) may effect a Company Board Recommendation Change with respect to such Acquisition Proposal and, after complying with the no solicitation provision described in the preceding paragraph, terminate the Merger Agreement in accordance with the provisions therein, if, in each case the Company Board (acting on the recommendation of the Special Committee) has determined in good faith (after consultation with outside counsel and its financial advisor) that such Acquisition Proposal constitutes a Superior Proposal and that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that the Company Board may not effect a Company Board Recommendation Change or terminate the Merger Agreement pursuant to the terms thereof unless (A) the Company has notified Parent, in writing and at least five business days prior to effecting a Company Board Recommendation Change, of its intention to take such action (which notice will not constitute a Company Board Recommendation Change), (B) the Company has negotiated with Parent in good faith (to the extent requested by Parent) regarding any modifications to the terms and conditions of the Merger Agreement proposed by Parent in writing during such five business day period following delivery by the Company of such notification, and (C) if Parent has delivered to the Company a written, binding and irrevocable offer to alter the terms or conditions of the Merger Agreement during such five business day period, the Company Board (acting on the recommendation of the Special Committee) has determined in good faith (after consultation with outside counsel and its financial advisor), after considering the terms of such offer by Parent, that such Acquisition Proposal continues to be a Superior Proposal and that the failure to make such Company Board Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law.

The term “Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction that the Company Board or the Special Committee has determined in good faith (after consultation with its financial advisors and outside legal counsel) (a) has terms more favorable from a financial point of view to the Unaffiliated Stockholders than the Transaction (taking into account any proposal by Parent to amend the terms of the Merger Agreement), and (b) is reasonably likely to be consummated on its terms (in the case of each of clauses (a) and (b), taking into account any legal, regulatory, financial, timing, financing and other aspects of such proposal, including the identity of the Person making the proposal). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

Intervening Event

Notwithstanding anything to the contrary in the Merger Agreement, upon the occurrence of an Intervening Event, the Company Board (acting on the unanimous recommendation of the Special Committee) may effect a Company Board Recommendation Change if the Company Board (acting on the unanimous recommendation of the Special Committee) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that, the Company Board may not effect such a Company Board Recommendation Change unless: (i) the Company has notified Parent, in writing and at least five business days prior to effecting a Company Board Recommendation Change, of its intention to take such action, (ii) the Company has negotiated with Parent in good faith (to the extent requested by Parent) regarding any modifications to the terms and conditions of the Merger Agreement proposed by Parent in writing during such five (5) business day period following delivery by the Company of such notification, and (iii) if Parent has delivered to the Company a written, binding and irrevocable offer to alter the terms or conditions of the Merger Agreement during such five business day period, the Company Board (acting on the unanimous recommendation of the Special Committee) has determined in good faith (after consultation with outside counsel and its financial advisor), after considering the terms of such offer by Parent, that the failure to make a Company Board Recommendation Change in response to such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law.

The term “Intervening Event” means any change, event, effect or circumstance that has materially affected the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (other than any event, occurrence, fact or change resulting from a breach of the Merger Agreement by the Company), in each case that (i) is not known or is not reasonably foreseeable by, or if known or reasonably foreseeable, the effect of which was not known or reasonably foreseeable, the Company Board as of the date of the Merger Agreement, which change, event, effect or circumstance becomes known to the Company Board prior to receipt of the Requisite Stockholder Approval and (ii) does not relate to any Acquisition Proposal, Parent or Merger Sub; provided that in no event shall the following constitute, or be taken into account in determining the existence of, an Intervening Event: (A) the fact that the Company and its Subsidiaries meet or exceed any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow, cash position or other operating metrics (it being understood that the underlying cause of any such events may be taken into consideration when determining whether an Intervening Event has occurred); (B) change in the market price, or change in trading volume, of the capital stock of the Company, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred); or (C) any item set forth in the Company’s disclosure letter under the heading “Intervening Event” (which, as of the date of the Merger Agreement, included no such items).

“Stop, Look, and Listen”

Nothing contained in the Merger Agreement will prevent the Company or the Company Board from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14d-9, Item 1012(a) of Regulation M-A promulgated under the Exchange Act or Rule 14e-2 under the Exchange Act with respect to an Acquisition Proposal or from making any disclosure to the Company’s stockholders if the Company Board (acting on the unanimous recommendation of the Special Committee) determines (after consultation with outside legal counsel) that its failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law; provided that any Company Board Recommendation Change may only be made as described under “— Superior Proposal” and “— Intervening Event” above. A factually accurate public statement that describes the Company’s receipt of an Acquisition Proposal and the operation of the Merger Agreement with respect thereto (without including a reaffirmation) shall not be deemed a Company Board Recommendation Change.

Stockholder Litigation

From and after July 29, 2024, the Company shall as promptly as reasonably practicable advise Parent of any claim, action, suit or proceeding (including derivative claims) commenced against the Company and/or its directors or executive officers relating to the Merger Agreement, the Transaction, any other Transaction Documents or any transactions contemplated thereby. The Company will give Parent the opportunity to participate in the defense or settlement of any such claim, action, suit or proceeding and will give reasonable and good faith consideration to Parent’s views with respect thereto. The Company may not agree to any settlement of any such claim, action, suit or proceeding without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

No Control of the Other Party’s Business

Parent and the Company acknowledged and agreed that the restrictions set forth in the Merger Agreement are not intended to give Parent, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing Date, Parent and the Company will exercise, consistent with the terms, conditions and restrictions of the Merger Agreement, complete control and supervision over their own business and operations.

Requisite Stockholder Approval

The only vote or approval of the holders of any class or series of capital stock of the Company necessary under applicable Law, the Nasdaq rules, the Charter or the Bylaws to consummate the Transaction is the affirmative vote and approval of a majority of the outstanding shares of our common stock entitled to vote thereon.

Consents, Approvals and Filings

Filing Under Antitrust Laws

Pursuant to the terms of the Merger Agreement, Parent and the Company will (i) make the filings listed in the Company’s disclosure letter required to be made under applicable antitrust laws in connection with the Transaction, (ii) cooperate and coordinate (and cause its respective controlled affiliates to cooperate and coordinate) with each other in the making of any such filings with any governmental authority (if any) under applicable antitrust laws in connection with the Transaction; (iii) supply each other (or cause each other to be supplied) with any information that may be required in order to make such filings; (iv) supply (or cause to be supplied) any additional information that reasonably may be required or requested by the governmental authorities of any applicable jurisdiction in which any such filing is made; (v) use reasonable best efforts to take all action necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods pursuant to any antitrust laws (to the extent applicable to the Merger Agreement or the Transaction); and (vi) obtain any required consents pursuant to any antitrust laws (to the extent applicable to the Merger Agreement or the Transaction), in each case as promptly as reasonably practicable.

CFIUS Notice

Subject to the terms and conditions of the Merger Agreement, Parent and the Company will use reasonable best efforts to obtain the CFIUS approval. Parent and the Company will use mutual, reasonable efforts to submit, no later than 10 business days after July 29, 2024 (unless a longer date is agreed in writing by the parties), a draft joint voluntary notice to CFIUS with respect to the Transaction. After receipt of confirmation that CFIUS has no further comments or inquiries related to the draft CFIUS notice, Parent and the Company will promptly, and in any event no later than 10 business days after such confirmation, submit a formal joint voluntary notice to CFIUS with respect to the Transaction. Parent is responsible for paying the applicable filing fee for the submission of the CFIUS notice. The Company and Parent will permit counsel for the other party reasonable opportunity to review in advance, and consider in good faith, the views of the other party in connection with, any proposed written communication to CFIUS pertaining to the substance of the draft CFIUS notice, CFIUS notice or substantive matters related to the CFIUS process, and any party engaging in telephonic or other oral discussions with CFIUS will promptly inform the other party of such discussion; provided that this notice requirement will not apply to the extent such communications (i) involve confidential business information, or (ii) relate purely to administrative matters such as the scheduling of calls, submission logistics and non-substantive process steps. No party may independently participate in any in-person meeting, video conference, or teleconference with any governmental authority with respect to any filings, review, investigation or other inquiry without giving the other party sufficient prior notice of the meeting and, to the extent permitted by such governmental authority, the opportunity to attend and/or participate in such meeting. Notwithstanding anything in the Merger Agreement to the contrary, Parent’s obligations to use reasonable best efforts to obtain the CFIUS approval shall not obligate Parent to agree to any Burdensome Condition. The final CFIUS notice was submitted on September 13, 2024 and accepted for review on September 24, 2024. At the end of the 45-day review period, the parties received confirmation that CFIUS concluded its investigation as of November 7, 2024, communicating that there are no unresolved national security issues with respect to the Transaction.

Schedule 13E-3

The Company and Parent will cooperate to, concurrently with the preparation and filing of this Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 relating to the transactions contemplated by the Merger Agreement. No filing of the Schedule 13E-3 may be made by either party without providing the other parties with a reasonable opportunity to review and comment thereon.

Other Covenants and Agreements

Upon the terms and subject to the conditions set forth in the Merger Agreement, Parent will (and will cause its controlled affiliates to, if applicable), on the one hand, and the Company will (and will cause its controlled affiliates to, if applicable), on the other hand, use their respective reasonable best efforts to (i) take (or cause to be taken) all actions, (ii) do (or cause to be done) all things, and (c) assist and cooperate with the other party in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable law or otherwise to consummate and make effective, as promptly as practicable, the Transaction.

At all times beginning on July 29, 2024, and continuing until the earlier to occur of the termination of the Merger Agreement and the Closing, the Company will afford Parent reasonable access, consistent with applicable law, during normal business hours, upon reasonable advance notice provided in writing to the interim Chief Financial Officer of the Company, or another person designated in writing by the Company, to the properties, books and records and personnel of the Company, subject to the ability of the Company to restrict or otherwise prohibit such access as more particularly set forth in the Merger Agreement.

At the Effective Time, (i) the directors of Merger Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation, and (ii) the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in accordance with applicable Law or until their earlier death, resignation or removal. Prior to the Closing, the Company will use its reasonable best efforts to deliver to Parent a letter executed by each director of the Company as requested by Parent, effectuating his or her resignation as member of the Company Board, to be effective as of the Effective Time.

Conduct of Business of Parent and Merger Sub

Parent and Merger Sub agreed that, from July 29, 2024 until the earlier of the Effective Time and the valid termination of the Merger Agreement, neither will take any action (including any action with respect to a third party) that would, or would reasonably be expected to, individually or in the aggregate, prevent or materially delay, impede or hinder the ability of Parent or Merger Sub to consummate the Transaction.

Obligations of Merger Sub

Parent guaranteed the due, prompt and faithful performance and discharge by, and compliance with, all of the obligations, covenants, terms, conditions and undertakings of Merger Sub under the Merger Agreement in accordance with the terms hereof, including any such obligations, covenants, terms, conditions and undertakings that are required to be performed, discharged or complied with following the Effective Time by the Surviving Corporation. Parent will take all action necessary to cause Merger Sub and, following the Effective Time, the Surviving Corporation, to perform their respective obligations pursuant to the Merger Agreement and to consummate the Transaction upon the terms and subject to the conditions set forth in the Merger Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to the Merger Agreement.

Conditions to the Transaction

The respective obligations of Parent and the Company to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

•        the Company’s receipt of the Requisite Stockholder Approval at the Special Meeting; and

•        no temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction, in each case, issued by a court or other governmental authority of competent jurisdiction will be in effect, and no law will have been enacted, entered, enforced or deemed applicable to the Transaction by a governmental authority of competent jurisdiction, that in each case prohibits, makes illegal, or enjoins the consummation of the Transaction.

The obligations of Parent to consummate the Merger are subject to the satisfaction or waiver (where permissible pursuant to applicable law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by Parent:

•        other than the Company Fundamental Representations and the representation and warranty of the Company relating to the absence of certain changes, the representations and warranties of the Company set forth in the Merger Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of July 29, 2024, and as of the date of the Closing as if made at and as of the date of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that have not had and would not reasonably be expected to have a Company Material Adverse Effect;

•        the Company Fundamental Representations will be true and correct in all material respects (except those representations and warranties of the Company contained in the Company capitalization section of the Merger Agreement, which will be true and correct (other than de minimis inaccuracies)) as of July 29, 2024, and as of the date of the Closing as if made at and as of the date of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

•        the Company will have performed and complied in all material respects with the covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by it at or prior to the Closing;

•        the CFIUS approval will have been obtained, and such CFIUS approval will be in full force and effect;

•        no Company Material Adverse Effect will have occurred after July 29, 2024; and

•        Parent will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the closing conditions relating to the Company’s representations and warranties, the Company’s performance obligations, governmental approvals, and Company Material Adverse Effect have been satisfied.

The obligations of the Company to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

•        the Parent Fundamental Representations will be true and correct in all material respects as of July 29, 2024, and as of the Closing Date as if made at and on the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date);

•        Parent will have performed and complied in all material respects with the covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by Parent at or prior to the Closing; and

•        the Company will have received a certificate of Parent, validly executed for and on behalf of Parent and in its name by a duly authorized officer thereof, certifying that the closing conditions relating to Parent’s representations and warranties and Parent’s performance obligations have been satisfied.

Company Material Adverse Effect

Under the Merger Agreement, certain representations and warranties of the Company and Parent are qualified, in whole or in part, by a material adverse effect standard. Pursuant to the Merger Agreement, a “Company Material Adverse Effect” means any change, event, effect, occurrence or circumstance that, individually or in the aggregate, (x) has had, or would reasonably be expected to have, a material adverse effect on the business, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole, or (y) prevents or materially impairs or materially delays, or would reasonably be expected to prevent or materially impair or materially delay, the consummation of the Transaction; provided, however, that, with respect to clause (x) above, none of the following, and no change, event, effect, occurrence or circumstance to the extent arising out of or resulting from the following (in each case, by itself or when aggregated), will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur (subject to the limitations set forth below):

(a)     changes generally affecting the global or national economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates; and changes in conditions in the industries in which the Company and its Subsidiaries conduct business;

(b)    changes or prospective changes in, or issuances of new, Law or GAAP or accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing, or any changes or prospective changes in general legal, regulatory or political conditions, including any Law, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic) or any change in such law, regulation, statute, directive, pronouncement or guideline or interpretation thereof following July 29, 2024;

(c)     any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics and other force majeure events (including any escalation or general worsening thereof);

(d)    the execution, announcement or performance of the Merger Agreement or the consummation of the Transaction, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or regulators, or any claims (or threats of claims) or litigation (or threats of litigation) arising from allegations of breach of fiduciary duty or violation of Law relating to the Merger Agreement, the Transaction or this Proxy Statement, or the identity of, or any facts and circumstances relating solely to, Parent, Merger Sub or any of their controlled affiliates;

(e)     any action taken by the Company or its Subsidiaries that is expressly required by the Merger Agreement or with Parent’s express written consent or at Parent’s express written request, or the failure to take any action by the Company or its Subsidiaries if that action is expressly prohibited by the Merger Agreement;

(f)     any change or prospective change in the Company’s credit ratings (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(g)    any decline in the market price, or change in trading volume, of the capital stock of the Company (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(h)    any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow, cash position or other operating metrics (it being understood that the exception in this clause (h) shall not prevent or otherwise affect a determination that the underlying cause of any such change, decline or failure referred to herein (if not otherwise falling within any of the exceptions provided by clauses (a) through (g) hereof) is a Material Adverse Effect);

(i)     any breach by Parent of the Merger Agreement; and

(j)     any item set forth in the Company’s disclosure letter under the heading “Company Material Adverse Effect”

except, in each case of clauses (a) to (c), to the extent that such change, event, effect or circumstance has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred.

Termination of the Merger Agreement

The Merger Agreement may be terminated prior to the Closing as follows:

•        at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Parent and the Company;

•        by Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction is in effect, or any action has been taken by any governmental authority of competent jurisdiction, that, in each case, prohibits, makes illegal, or enjoins the consummation of the Transaction in any such case, and has become final and non-appealable; or (ii) any statute, rule, regulation, or order has been enacted, entered, enforced, or deemed applicable to the Transaction that permanently prohibits, makes illegal, or enjoins the consummation of the Transaction, except that the right to terminate the Merger Agreement as described in this paragraph will not be available to any party that has breached its obligations to resist appeal, obtain consent pursuant to, resolve or lift, as applicable, such statute, rule, regulation, or order;

•        by Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Closing has not occurred by 11:59 p.m., New York City time, on April 29, 2025 or such later date as may be agreed by the parties (the “End Date”); provided, however, that if on the End Date any of the conditions to the Transaction related to CFIUS approval have not been satisfied, but all other conditions to the Transactions have been satisfied or waived or are then capable of being satisfied if the Closing were to take place on such date, then the End Date, at the election of either Parent or the Company, be extended to 11:59 p.m., New York City time, on July 29, 2025; provided, that this right to terminate the Merger Agreement will not be available to any party whose action or failure to act (which action or failure to act constitutes a breach by such party of the Merger Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating party to consummate the Transaction set forth in the Merger Agreement prior to the End Date or (ii) the failure of the Closing to have occurred prior to the End Date;

•        by Parent or the Company, at any time prior to the Effective Time, if the Company fails to obtain the Requisite Stockholder Approval at the Special Meeting (or any adjournment or postponement thereof) at which a vote on the Transaction is taken, except that this right to terminate the Merger Agreement will not be available to (x) any party whose action or failure to act (which action or failure to act constitutes a breach by such party of the Merger Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof) or (y) Parent if Parent and its controlled affiliates fail to vote all shares of common stock beneficially owned by them as of the Record Date for the Special Meeting in favor of any matters necessary for consummation of the transactions contemplated by the Merger Agreement;

•        by Parent, at any time prior to the Company’s receipt of the Requisite Stockholder Approval, if the Company Board has effected a Company Board Recommendation Change; provided, that any such termination pursuant to this provision must occur within five (5) business days of the Company Board Recommendation Change;

•        by Parent, at any time prior to the Effective Time, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants, or other agreements contained in the Merger Agreement, which breach or failure to perform would result in a failure of a condition to be fulfilled set forth therein, except that Parent will not be entitled to terminate the Merger Agreement prior to the earlier of (i) the day immediately preceding the End Date (as it may be extended) and (ii) the date that is 30 days after the delivery by Parent to the Company of written notice of such breach, stating Parent’s intention to terminate the Merger Agreement, pursuant to the provisions set forth therein, and the basis for such termination, it being understood that Parent will not be entitled to terminate the Merger Agreement if such breach has been cured prior to the end of such period; provided, however, that Parent will not have the right to terminate the Merger Agreement if Parent is then in breach of any representation, warranty, agreement, or covenant contained in the Merger Agreement which breach would result in a failure of a closing condition set forth therein; and

•        by the Company, at any time prior to the Effective Time, if Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants, or other agreements contained in the Merger Agreement, which breach or failure to perform would result in a failure of a condition to be fulfilled set forth therein, except that the Company will not be entitled to terminate the Merger Agreement prior to the earlier of (i) the day immediately preceding the End Date (as it may be extended) and (ii) the date that is 30 days after the delivery by the Company to Parent of written notice of such breach stating the Company’s intention to terminate the Merger Agreement and the basis for such termination, it being understood that the Company will not be entitled to terminate the Merger Agreement if such breach has been cured within the Parent Breach Notice Period (to the extent capable of being cured) or prior to the end of such period; provided, however, that the Company will not have the right to terminate the Merger Agreement if the Company is then in breach of any representation, warranty, agreement, or covenant contained in the Merger Agreement which breach would result in a failure of a closing condition set forth therein; and

•        by the Company, at any time prior to the Company’s receipt of the Requisite Stockholder Approval, if the Company Board (acting on the unanimous recommendation of the Special Committee) determines to terminate the Merger Agreement with respect to a Superior Proposal as defined in the Merger Agreement; provided that, (i) the Company must have complied with the provisions of the Merger Agreement related to Superior Proposals and (ii) prior to or substantially concurrently with such termination, the Company pays to Parent the Company Termination Fee.

Termination Fee; Effect of Termination

The Merger Agreement provides that the Company will be required to pay to Parent a termination fee equal to $1,250,000, if the Merger Agreement is terminated (i) by Parent pursuant to the Company Board Recommendation Change or termination for a breach by the Company of the non-solicitation provisions of the Merger Agreement, (ii) by the Company pursuant to the Superior Proposal Termination provision of the Merger Agreement, (iii) either party pursuant to the provisions described under “— Termination of the Merger Agreement” above in clauses (c) (End Date) and (d) (No Requisite Stockholder Approval), in each case if prior to such termination an Acquisition Proposal has been publicly disclosed and not withdrawn or otherwise made to the Company Board or the Special Committee and not withdrawn, and the Company consummates any Acquisition Proposal within 12 months following the termination of the Merger Agreement (with all references in the definition of Acquisition Proposal to “20%” deemed to be references to “50%” for purposes of this paragraph).

The Merger Agreement provides that Parent will be required to pay to the Company a termination fee of $5,000,000, if the Merger Agreement is terminated (i) by either party pursuant to the provisions described under “— Termination of the Merger Agreement” above in clause (c) (End Date) and the conditions related to CFIUS approval in the Merger Agreement are not waived or satisfied, (ii) by either party pursuant to the provisions described under “— Termination of the Merger Agreement” above in clause (b) (Illegality), to the extent relating to the CFIUS approval, or (iii) by the Company for Termination for Parent Breach, by reason of a breach by Parent of the CFIUS provision of the Merger Agreement.

The Merger Agreement further provides that if either party fails to promptly pay any amount due to the other party pursuant to such termination fees, and the other party commences a suit that results in a final and non-appealable judgment against the failing party for the amounts set forth in the Merger Agreement, the failing party will pay to the other party all reasonable and documented out-of-pocket fees, costs and expenses of enforcement (including reasonable and documented attorney’s fees incurred in connection with any such action).

Any proper and valid termination of the Merger Agreement will be effective immediately upon the delivery of written notice by the terminating party to the other party. In the event that the Merger Agreement is terminated and the Merger abandoned pursuant to the provisions therein, written notice thereof will be given to the other party or parties, specifying the provisions of the Merger Agreement pursuant to which such termination is made, and the Merger Agreement will forthwith become null and void and of no effect without liability on the part of any party thereto (or any of its representatives), and all rights and obligations of any party hereto will cease; provided, however, that, except as otherwise provided in the Merger Agreement, no such termination will relieve any party thereto of any liability or damages (which the parties acknowledge and agree will not necessarily be limited to reimbursement of expenses or out-of-pocket costs), and, in the case of liabilities or damages payable by Parent and Merger Sub, would include the benefits of the transactions contemplated by the Merger Agreement lost by the Company’s stockholders (taking into consideration all relevant matters, including lost stockholder premium and the time value of money), which will be deemed in such event to be damages of such party, resulting from any knowing and intentional breach of the Merger Agreement prior to such termination, in which case, except as otherwise provided in the Merger Agreement, the aggrieved party will be entitled to all rights and remedies available at law or in equity; and provided, further, that certain specified provisions will survive the termination of the Merger Agreement. Nothing in the Merger Agreement will limit or prevent any party from exercising any rights or remedies it may have under the Remedies provision of the Merger Agreement, in lieu of terminating the Merger Agreement.

Survival

The representations, warranties, covenants, and agreements contained herein and in any certificate or other writing delivered pursuant hereto will not survive the Effective Time except any covenant or agreement by the parties that by its terms contemplates performance after the Effective Time.

Fees and Expenses

Except as set forth in the Merger Agreement, (a) all fees and expenses (except for any Transfer Taxes) incurred in connection with the Merger Agreement and the Transaction will be paid by the party incurring such fees and expenses whether or not the Transaction is consummated, and (b) any Transfer Taxes incurred in connection with the Merger Agreement or the Transaction will be paid by the party which has a legal obligation to do so.

Specific Performance

Parent and the Company will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance, and other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement in accordance with their specified terms and to enforce specifically the terms and provisions in the Merger Agreement.

Amendments; Waivers

The Merger Agreement may be amended by Parent and the Company at any time prior to the Effective Time, except after the Company has received the Requisite Stockholder Approval, no amendment to the Merger Agreement that requires the approval of the Company’s stockholders, pursuant to applicable Law, may become effective without such approval. The Merger Agreement will not be amended or modified except by execution of an instrument in writing signed on behalf of Parent and the Company (pursuant to authorized action by the Company Board (or a committee thereof)).

At any time and from time to time prior to the Closing, Parent or the Company may, to the extent legally allowed and except as otherwise set forth in the Merger Agreement: (a) extend the time for the performance of any of the obligations or other acts of the other party, as applicable; (b) waive any inaccuracies in the representations and warranties made to such party contained therein or in any document delivered pursuant thereto; and (c) subject to the requirements of applicable law, waive compliance with any of the agreements or conditions for the benefit of such party contained therein. Any agreement on the part of any party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party. Any delay in exercising any right pursuant to the Merger Agreement will not constitute a waiver of such right.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion summarizes certain U.S. federal income tax consequences of the Merger. This summary does not purport to be a complete analysis of all potential tax consequences of the Merger. This summary is based on the Code, Treasury Regulations, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or may be subject to differing interpretations, including with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth in this summary. This summary does not describe any state, local or non-U.S. tax law considerations, or any aspect of U.S. federal tax law other than income taxation (e.g., estate or gift tax, the Medicare contribution tax, or the alternative minimum tax).

The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that described in this summary regarding the tax consequences of the Merger.

This discussion is limited to (i) U.S. Holders (as defined below) of our common stock who exchange their shares of our common stock for cash pursuant to the Merger, and (ii) who hold such shares solely as “capital assets” within the meaning of the Code. This discussion does not address the U.S. federal income tax consequences relevant to a holder’s particular circumstances, including any holders who receive consideration other than cash in connection with the Merger. In addition, this discussion does not address consequences relevant to holders subject to special rules under the Code, including:

•        U.S. expatriates and former citizens or long-term residents of the United States;

•        persons who, prior to the merger, hold our common stock as part of a hedge, straddle or other risk reduction strategy, or as part of a conversion or constructive sale transaction or other integrated investment;

•        banks, insurance companies, and other financial institutions;

•        brokers, dealers or traders in securities;

•        real estate investment trusts or regulated investment companies;

•        S corporations and their shareholders;

•        passive foreign investment companies or controlled foreign corporations, in each case as defined in the Code;

•        tax-exempt organizations (including private foundations) or governmental organizations;

•        persons who hold or received shares of our common stock pursuant to the exercise of any employee stock option or otherwise as compensation;

•        persons subject to special tax accounting rules (including rules requiring recognition of gross income based on a taxpayer’s applicable financial statement); and

•        persons that do not have the U.S. dollar as their functional currency.

HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE MERGER BASED ON THEIR PARTICULAR CIRCUMSTANCES.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our common stock that for U.S. federal income tax purposes, is or is treated as:

•        a citizen or individual resident of the United States;

•        a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust that (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (ii) has a valid election in effect to be treated as a “United States person” for U.S. federal income tax purposes.

The tax treatment of the Merger of a partner in a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) may depend on both the partner’s status and the activities of such partnership. Partnerships (or other entities or arrangements classified as partnerships for U.S. federal income tax purposes) that exchange our common stock pursuant to the Merger should consult their own tax advisers regarding the tax consequences to them of the Merger.

Taxation of the Merger

The Merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. Holder will recognize gain or loss equal to the difference, if any, between the amount of cash received in the Merger and the U.S. Holder’s adjusted tax basis in our common stock exchanged therefor.

If a U.S. Holder acquired our common stock by purchasing it, the U.S. Holder’s adjusted tax basis in its shares will generally equal the amount the U.S. Holder paid for the relevant shares. If a U.S. Holder’s holding period in shares of our common stock exchanged in the Merger is greater than one year as of the date of the Merger, the gain or loss will be long-term capital gain or loss. Long-term capital gains of certain non-corporate U.S. Holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of a capital loss is subject to limitations. If a U.S. Holder acquired different blocks of our common stock at different times, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of our common stock.

Non-U.S. Holders

For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of our common stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

Taxation of the Merger

Subject to the discussion under “— Information Reporting and Backup Withholding” below, any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:

•        the gain is effectively connected with the conduct of a trade or business of such Non-U.S. Holder in the United States (or, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax on a net income basis at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower rate under an applicable income tax treaty);

•        such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the Merger occurs and certain other specified conditions are met, in which case such gain generally will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty), which gain may be offset by certain U.S. source capital losses of such Non-U.S. Holder provided such Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses and all other requirements are met; or

•        the Company is or has been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (“USRPHC”), at any time during the shorter of the five-year period ending on the Closing Date or such Non-U.S. Holder’s holding period with respect to the applicable shares of our common stock (the “Relevant Period”) and, if shares of our common stock are treated as regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns or has owned, directly or constructively, more than five percent (5%) of our common stock at any time during the Relevant Period.

With respect to the third bullet point above (if applicable to a particular Non-U.S. Holder), any gain realized by such Non-U.S. Holder pursuant to the Merger will be subject to U.S. federal income tax on a net basis at rates generally applicable to U.S. persons. Although there can be no assurances in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the Merger. Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible consequences to them if we are or were a USRPHC.

Information Reporting and Backup Withholding

Proceeds from the Merger may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder that furnishes a correct taxpayer identification number and makes other required certifications, or that is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

THE DISCUSSION SET FORTH ABOVE IS NOT INTENDED TO CONSTITUTE A COMPLETE ANALYSIS OF ALL TAX CONSIDERATIONS APPLICABLE TO THE MERGER. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE MERGER BASED ON THEIR PARTICULAR CIRCUMSTANCES.

Defined Terms

“Burdensome Condition” means any condition, restriction or other action required, imposed or requested by CFIUS that would reasonably be expected to impose a material burden or have a material adverse impact on Parent’s or its Affiliates’ ability to retain or operate their respective businesses, operations, product lines or assets (including those acquired in the Merger) from and after the Closing.

“Code” means the Internal Revenue Code of 1986.

“Closing” means the consummation of the merger.

“Closing Date” means the day on which Closing occurs.

“Company Fundamental Representations” means the representations and warranties relating to organization and good standing, corporate power and enforceability, Company Board approval, anti-takeover laws, Requisite Stockholder Approval, non-contravention, certain capitalization matters, and brokers.

“Company Securities” means (i) shares of capital stock of, or other equity or voting interest in, the Company; (ii) securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) options, warrants, earnouts or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company; (vi) other obligations of the Company to make any payment based on the price or value of any of the items in the foregoing clauses (i) through (v).

“DGCL” means the Delaware General Corporation Law.

“Investor Rights Agreement” means the Investor Rights Agreement, dated as of January 19, 2023, between the Company and Parent.

“IRS” means the United States Internal Revenue Service or any successor thereto.

“Key Employee” means Dr. Jun Pei, Dr. Liqun Han and Dr. Dongyi Liao.

“Law” means any federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Requisite Stockholder Approval” means only vote or approval of the holders of any class or series of capital stock of the Company necessary under applicable Law, the Nasdaq rules, the Company’s charter or the Bylaws to consummate the Transaction is the affirmative vote and approval of a majority of the voting power of the outstanding shares of our common stock entitled to vote thereon.

“Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (a) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (b) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person.

“Subsidiary Securities” has the same meaning ascribed to “Company Securities”, except that all references to “the Company” therein shall be deemed to be replaced with “any Subsidiary of the Company”.

“Transaction” means the Merger and the other transactions contemplated by the Merger Agreement.

“U.S. Business Day” means a “business day” as determined in accordance with Rule 100 of Regulation M promulgated by the SEC.

“Unaffiliated Stockholders” means the stockholders of the Company, other than Parent, Merger Sub or any of their respective affiliates or the Rollover Participants.

VOTING SUPPORT AGREEMENTS

This section describes the material terms of the Voting Support Agreements. The description of the Voting Support Agreements in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the form of the Voting Support Agreement, a copy of which was filed as Exhibit 10.1 to our current report on Form 8-K filed with the SEC on July 29, 2024 and included as Annex B to this Proxy Statement. We encourage you to read the form of Voting Support Agreement carefully and in its entirety.

Concurrently with the execution of the Merger Agreement, Parent and the Company entered into with each of Dr. Jun Pei, the Company’s President and Chief Executive Officer and Chairman of the Board, Dr. Jun Ye, a member of the Board, and Dr. Mark McCord, the chairman of the Company’s technology advisory board and former Chief Technology Officer (the “Supporting Stockholders”), Voting Support Agreements in their capacities as stockholders (each, a “Voting Support Agreement”). Pursuant to the Voting Support Agreements, each Supporting Stockholder agreed, subject to the terms of the Voting Support Agreements, to cause the outstanding shares of our common stock beneficially owned by such Supporting Stockholder (the “Covered Shares”) as of the Record Date for the Special Meeting to, among other things, (a) appear at such meeting or otherwise cause the Covered Shares to be counted as present for the purpose of establishing a quorum, (b) be voted to approve any matters necessary or reasonably requested by the Company for consummation of the transactions contemplated by the Merger Agreement, (c) be voted against any Acquisition Proposal or Acquisition Transaction and any other action that would reasonably be expected to materially impede, interfere with, delay, postpone or adversely affect any of the transactions contemplated by the Merger Agreement and (d) be subject to a voting proxy pursuant to which Parent will be such Supporting Stockholder’s attorney-in-fact and proxy. The aggregate number of shares of our common stock beneficially owned by the Supporting Stockholders and required to be voted or cause to be voted in favor of the adoption of the Merger Agreement pursuant to the Voting Support Agreements represents approximately 38.7% of the outstanding shares of our common stock, and along with the shares of our common stock beneficially owned by Koito (excluding the shares of our common stock to which the shares of Preferred Stock held by Koito are convertible), approximately 50.9% of the outstanding shares of our common stock. The affirmative vote by all of the Supporting Stockholders, together with the affirmative vote of Parent, will be sufficient to establish a quorum and approve the Transaction Proposal.

Notwithstanding the foregoing, in the event of a Company Board Recommendation Change prior to the time of the Company Stockholder Meeting, the number of shares of our common stock that will be voted pursuant to the Voting Support Agreements will be reduced such that the number of shares of our common stock beneficially owned by the Supporting Stockholders together with the number of shares of our common stock beneficially owned by Parent will equal, in the aggregate, 35% of the total number of outstanding shares of our common stock entitled to vote at the Special Meeting, which will not be sufficient to establish a quorum and may or may not be sufficient to approve the Transaction Proposal (if a quorum is present).

The Voting Support Agreements also include exclusivity provisions that subject the Supporting Stockholders to restrictions similar to those described above under “The Merger Agreement — No Solicitation; Company Board Recommendation Change.”

ROLLOVER AGREEMENT

This section describes the material terms of the Rollover Agreement. The description of the Rollover Agreement in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the form of the Rollover Agreement, a copy of which is included as Annex C to this Proxy Statement. This summary does not purport to be complete and may not contain all of the information about the Rollover Agreement that is important to you. We encourage you to read the Rollover Agreement carefully and in its entirety.

Concurrently with the execution of the Merger Agreement, Parent, Holdco, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui entered into a rollover agreement (the “Rollover Agreement”), pursuant to which, immediately prior to the Effective Time, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui will contribute 1,291,810, 515,886 and 476,549 Rollover Shares, respectively, making up one-half of the shares of our common stock held by each Rollover Participant as of the date of the Rollover Agreement, and Parent will separately contribute its 1,962,474 shares of our common stock, 100,000 shares of Preferred Stock and an amount of cash necessary to pay the merger consideration and any other consideration or other costs or expenses to be paid in connection with the Transaction as contemplated therein, to Holdco in exchange for certain equity interests in Holdco. The Rollover Participants are expected to hold a 4.5% interest in Holdco post-closing, with Koito holding the remaining 95.5% and controlling Cepton.

Pursuant to the Rollover Agreement, the Rollover Participants agreed to certain restrictive covenants. These include a non-competition clause prohibiting engagement in competitive activities, during the period starting on the date of the Rollover Agreement and ending on the five-year anniversary of the Closing (the “Restricted Period”), with certain exceptions. Additionally, the Rollover Agreement includes a non-solicitation provision preventing the recruitment or hiring of current employees or service providers from the Company or its affiliates during the Restricted Period, except through general recruitment efforts or for any such person who has not been employed by or otherwise provided services to Parent, the Company or any of their respective Subsidiaries or affiliates for at least six months prior to the date of such solicitation or hiring, as well as a non-disparagement provision.

The Rollover Agreement also contemplates that at the Closing, the Rollover Participants, Parent and Holdco will enter into an Amended and Restated Limited Liability Company Agreement of Holdco, which provides for scheduled repurchases of the equity interests issued to the Rollover Participants at a purchase price determined by multiplying the number of Rollover Shares by the per share merger consideration, plus an applicable rate of interest, subject to acceleration or reduction in certain circumstances.

In particular, the equity securities of Holdco to be issued to the Rollover Participants in exchange for the Rollover Shares will be repurchased by Holdco from the Rollover Participants each year beginning on the first anniversary of the Closing Date in equal amounts over a period of six years at an aggregate purchase price equal to the number of such Rollover Shares multiplied by the per share merger consideration of $3.17 plus interest at an agreed rate of 6% per annum.

The Rollover Agreement will terminate and cease to be of any further force and effect upon the valid termination of the Merger Agreement.

The Rollover Agreement is governed by and construed in accordance with, the laws of the State of Delaware.

Proposal 2: Vote on Adjournment

If at the Special Meeting there are not sufficient votes to approve the Transaction Proposal and adopt the Merger Agreement, we intend to move to vote on this Adjournment Proposal. We do not intend to move to a vote on this Adjournment Proposal if the Transaction Proposal is approved by the requisite number of shares of our common stock at the Special Meeting.

In this Adjournment Proposal, the Company’s stockholders are being asked to approve a proposal that will give the Board authority to adjourn the Special Meeting to a later date or time, if necessary, to solicit additional proxies in favor of the Transaction Proposal if there are insufficient votes at the time of the Special Meeting to approve the Transaction Proposal. If the stockholders approve this Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted. Among other things, approval of this Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Transaction Proposal to defeat that proposal, we could adjourn the Special Meeting without a vote on the Transaction Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Transaction Proposal.

Required Vote

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock present in person or represented by proxy and entitled to vote thereon at the Special Meeting and are voted “FOR” or “AGAINST” the Adjournment Proposal. Virtual attendance at our Special Meeting constitutes presence in person for the Special Meeting. If you hold your shares in “street name” (that is, your shares are held in an account at and registered in the name of a brokerage firm, bank, broker-dealer or similar organization), your broker or other organization may vote your shares under limited circumstances if you do not provide voting instructions before the Special Meeting. These circumstances include voting your shares on so-called “routine matters.” The Adjournment Proposal is a “routine” matter. Abstentions shall not be counted as votes for or against the Adjournment Proposal.

THE BOARD OF DIRECTORS (OTHER THAN THE KOITO DESIGNEES) RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2 IF THERE ARE INSUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE THE TRANSACTION PROPOSAL.

Interests of Certain Persons in the Transaction

In considering the recommendation of the Board to vote “FOR” the proposals presented at the Special Meeting, you should be aware that the current executive officers and directors of the Company have interests in the Transaction that may be different from, or in addition to, the interests of our stockholders generally. The Board was aware of and considered these interests, among other matters, in evaluating the Merger Agreement and the other transaction documents and in recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting.

Relationship with Koito

In 2017, Cepton Technologies and Koito began engaging with OEM-B in relation to its next generation advanced driver-assistance system (ADAS) program for vehicle models expected to commence production in 2023. Following approximately two years of engagement including design, testing validation and integration workstreams, Cepton Technologies and Koito were selected in 2019 as the sole LiDAR provider to support OEM-B’s ADAS program with a series production award covering multiple vehicle platforms and models through 2027, and in 2019 Mr. Takayuki Katsuda, a senior managing corporate officer of Koito, was appointed to the board of Cepton Technologies. In February 2020, Koito participated in Cepton Technologies’ Series C funding round by purchasing 5,971,147 shares of Cepton Technologies’ Series C Preferred Stock for approximately $50 million, and Cepton Technologies announced a strategic partnership with Koito. As part of the collaboration, Koito obtained non-exclusive rights to manufacture and sell LiDARs based on Cepton Technologies’ MMT® LiDAR sensor design to OEM-B, using key components and technologies from Cepton Technologies. The LiDARs would have been manufactured by Koito and supplied by Koito to OEM-B to fulfill the needs of its series productions program. In September 2021, Koito issued a development work order the (“Work Order”) to Cepton relating the pre-production development phase, which began in January 2020. The Work Order specified development milestones to be achieved by Cepton, the estimated delivery dates for each milestone and the estimated fees to be paid to Cepton in connection with each milestone.

In connection with our Business Combination, which closed on February 10, 2022, Koito purchased an additional 5,000,000 shares of our common stock in a private placement for $50 million and, following such transaction, Koito became the owner of a total of 19,624,741 shares of our common stock (now 1,962,474 shares, following a 10-for-1 reverse stock split which took effect on September 21, 2023) and Mr. Takayuki Katsuda became a member of our Board.

Thereafter, we entered into the Investment Agreement, pursuant to which we issued to Koito 100,000 shares of Preferred Stock for a purchase price of $100.0 million on January 19, 2023. The Investment Agreement was approved by the Board on October 27, 2022 and by our stockholders on January 11, 2023. The Preferred Stock is convertible into shares of our common stock at a conversion price of $25.85 per share (subject to adjustment) and grants certain rights to Koito including the ability to require us to repurchase our Preferred Stock at the liquidation preference of $100 million plus accrued and unpaid dividends or to convert its Preferred Stock at 1.1 times the conversation rate then in effect upon the occurrence of a fundamental change. The 100,000 shares of Preferred Stock held by Koito are the only shares of Preferred Stock outstanding.

Concurrently with the execution of the Investment Agreement, we entered into a Secured Term Loan Agreement with Koito to borrow ¥5.8 billion (approximately $39.4 million) (the “Secured Term Loan Agreement”). The loan accrued interest at a rate equal to 1.0% per annum and was payable at maturity. The Secured Term Loan Agreement entered into with Koito was a related party transaction issued at a below market interest rate. To reflect what a similar debt instrument would be issued at with a market interest rate, the Company recorded a $2.0 million debt discount accounted for as a capital contribution within additional paid-in capital in the consolidated balance sheet as of December 31, 2022. Amortization of the debt discount, in accordance with the effective interest method, was recorded as interest expense in the accompanying consolidated statement of operations and comprehensive income (loss). The loan was set to mature on the earlier of three business days after the closing of the transactions contemplated by the Investment Agreement and the date on which the Investment Agreement is terminated in accordance with its terms. On November 7, 2022, the Company borrowed ¥5.8 billion (approximately $39.4 million) under the Secured Term Loan Agreement. Obligations under the Secured Term Loan Agreement were secured by interest in substantially all of the Company’s assets, including all patents. The agreement contained customary affirmative and negative covenants. On January 24, 2023, the Company repaid all outstanding principal and accrued interest under the Secured Term Loan Agreement with the proceeds of the issuance of the Preferred Stock to Koito.

Concurrently with the issuance of our Preferred Stock to Koito, we entered into an investor rights agreement on January 19, 2023 (the “Investor Rights Agreement”) with Koito which provides Koito with certain board and committee designation rights, investor consent rights, pre-emptive rights and registrations rights. Pursuant to the

Investor Rights Agreement, Koito is entitled to nominate up to two designees to our Board, and Mr. Hideharu Konagaya, a senior management director and executive vice president of Koito, was appointed to our Board in addition to Mr. Takayuki Katsuda. Together with the rights under the Preferred Stock, Koito’s rights under the Investor Rights Agreement would likely be considered by third parties in considering whether or not to make an unsolicited acquisition proposal and may have the effect of limiting the Company’s alternative financing options.

Separately, on December 11, 2023, Koito informed Cepton that OEM-B has decided to re-scope its ADAS product offerings and, as a result, all outstanding purchase orders from Koito to us that relate to the OEM-B series production award have been cancelled. As a result of the series production award cancellation, Cepton sent a claim to Koito seeking recovery of a significant amount in project losses. The claim covers costs associated with materials, tooling, engineering, and other related project costs. Cepton is seeking recovery during 2024; however, a formal recovery timeline and total amount have not been agreed to and are unknown at this time.

On February 7, 2024, the Company and Koito entered into a master outsourcing agreement, pursuant to which Koito outsourced to the Company certain work regarding protypes of software, hardware, systems, testing methods and/or programs that may be used in Koito’s products, as well as testing and diagnostic systems related to such products.

On March 30, 2024, the Company and Koito entered into the Letter Agreement providing that due to OEM-B’s decision to re-scope its ADAS product offerings, Koito’s purchase orders with the Company were cancelled, leading the Company to request $38,922,335 for project cost recovery. Koito agreed to make an advance payment of $4 million to the Company by March 31, 2024, with the remaining amount to be settled after final audit results and further consultation.

In March 2024, Cepton and Koito were notified of a new series production award by OEM-A, which will utilize the Company’s near-range LiDAR.

On April 4, 2024, further discussions were held between the Company and Koito regarding services to be outsourced to the Company, and on May 9, 2024, the Company entered into the Statement of work. Pursuant to the Statement of Work, the Company received $10 million in commencement and milestone payments from Koito for the quarter ending June 30, 2024.

Cepton’s revenue from Koito was $6.7 million, $3.2 million and $3.1 million for the years ended December 31, 2023, 2022 and 2021, respectively.

See “Special Factors — Background of the Merger” for details of the key meetings and events that led to the signing of the Merger Agreement. See also “The Transaction — Parties Involved in the Merger — Parent” for more information regarding Parent. The table below sets forth the beneficial ownership of our common stock and resulting interests in the Company’s net book value and net loss of the Koito Entities prior to, and immediately after, the merger, based on the Company’s net book value at June 30, 2024 and net loss for the six months ended June 30, 2024, as if the merger were completed on such date.

	Prior to the Merger				After the Merger
($ in thousands)	% Ownership		Net Book Value at June 30, 2024	Net Loss for the Six Months Ended June 30, 2024	% Ownership		Net Book Value at June 30, 2024	Net Loss for the Six Months Ended June 30, 2024
Koito Entities	12.2	%(1)	$(5,209)	$(812)	95.5	%(2)	$(40,774)	$(6,353)

____________

(1)      Based on shares of our common stock held by Parent, as a fraction of the shares of our common stock outstanding as of June 30, 2024, based on information provided to the Koito Entities by the Company, but excluding the shares of Preferred Stock held by Parent.

(2)      Based on the expected post-closing ownership of the equity of Holdco, taking into account the contribution by Parent to Holdco of Parent’s shares of our common stock, Parent’s shares of Preferred Stock (taking into account dividends accrued but unpaid as of December 31, 2024) and the funds necessary to complete the merger in exchange for equity of Holdco as a fraction of the total contributions to be made to Holdco (which includes, in addition to Parent’s contribution, the Rollover Shares to be contributed by the Rollover Participants).

Interests of Directors and Executive Officers in the Merger

In considering the recommendation of the Board that you vote to approve and adopt the Merger Agreement, you should be aware that aside from their interests as stockholders, the Company’s directors and executive officers may have interests in the Merger that are different from, or in addition to, those of stockholders generally. For instance, the Koito Designees on the Board are executives of Koito and therefore may have a substantial interest in the Transaction that is different from the interests of the Unaffiliated Stockholders. The Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, and in recommending to stockholders that the Merger Agreement be adopted. For additional information, see the sections entitled “Special Factors — Background of the Merger” and “The Transaction — Reasons for the Merger; Recommendations of the Special Committee and the Board”. These interests are described in more detail below.

Treatment of Equity Awards in the Merger

As described above in the section entitled “Special Factors — Effect of the Merger on Our Capital Stock and Equity Awards,” the Company’s equity awards will be subject to the following treatment in connection with the Merger:

•        Company Options.    Each Company Option that is outstanding immediately prior to the Effective Time, whether or not vested or exercisable, will be cancelled, and the holder of such option will be entitled to receive, at or promptly after the Effective Time, an amount in cash, less any withholding taxes, determined by multiplying (i) the excess, if any, of the per-share merger consideration over the applicable exercise price per share of the Company Option by (ii) the number of shares of our common stock subject to such Company Option immediately prior to the Effective Time. Any Company Option that is outstanding immediately prior to the Effective Time with a per-share exercise price that is greater than or equal to the per-share merger consideration will be cancelled at the Effective Time without payment.

•        Company RSUs.    Each Company RSU that is outstanding immediately prior to the Effective Time, whether or not vested, will be canceled, and the holder of such Company RSU will be entitled to receive (without interest), at or promptly after the Effective Time, for each such Company RSU an amount in cash, less any withholding taxes, determined by multiplying (i) the per share merger consideration by (ii) the number of shares of our common stock underlying such Company RSU immediately prior to the Effective Time; provided, that as to any such Company RSU that is not vested as of the Effective Time, the merger consideration for such unvested Company RSU will remain subject to the vesting conditions that applied to such Company RSU immediately prior to the Effective Time (including any provisions for accelerated vesting of such Company RSU in connection with a termination of the holder’s employment) and will be payable only if and to the extent such vesting conditions are satisfied.

•        Company PSUs.    Each Company PSU that is outstanding immediately prior to the Effective Time will vest as to the number of Company PSUs determined in accordance with the applicable award agreement and will be canceled and converted into the right to receive (without interest), at or promptly after the Effective Time, an amount in cash (without interest) determined by multiplying (i) the per-share merger consideration by (ii) the number of shares of our common stock underlying such vested Company PSUs, less any withholding taxes. Any Company PSU that is not vested as of immediately prior to the Effective Time will be canceled at the Effective Time without payment of any consideration therefor. As of the date hereof, it is expected that the outstanding Company PSUs will not vest and will be cancelled without payment at the Effective Time.

Equity Interests of Our Directors and Executive Officers

The following table sets forth for each of our named executive officers and each member of our Board (1) the number of shares of our common stock directly held by such individual; (2) the number of shares of our common stock subject to such individual’s outstanding and unvested Company RSUs; and (3) the number of shares of our common stock subject to such individual’s outstanding Company Options, in each case assuming the following and such additional assumptions set forth in the footnotes to the table:

•        each figure in this table represents an estimate of the shares or values, as applicable, estimated to be outstanding as of December 31, 2024 (which, solely for purposes of this Proxy Statement, is the assumed closing date of the merger);

•        no additional equity awards are granted to such individuals prior to December 31, 2024; and

•        the value of these shares of our common stock (including share covered by equity awards) is equal to the per share merger consideration in the merger of $3.17.

The equity awards held by the Company’s non-employee directors that are then unvested will be fully vested upon (or immediately prior to) the Effective Time.

	Shares of Common Stock Held Directly(1)		Company RSUs(2)		Company Options(3)
Name	Number of Shares (#)	Value of Shares ($)	Number of Shares (#)	Value of Shares ($)	Number of Shares (#)	Value of Shares ($)	Total ($)
Dr. Jun Pei	2,585,019	8,194,510	31,438	99,659	—	—	8,294,169
Dr. Dongyi Liao	30,744	97,458	206,486	654,561	244,921	265,740	1,017,759
Mitchell Hourtienne	—	—	81,486	258,311	35,523	—	258,311
Dr. Jun Ye	2,591,695	8,215,673	—	—	—	—	8,215,673
George Syllantavos	53,592	169,887	10,000	31,700	—	—	201,587
Takayuki Katsuda(4)	—	—	—	—	—	—	—
Hideharu (Harry) Konagaya(4)	—	—	—	—	—	—	—
Dr. Mei (May) Wang	17,692	56,084	10,000	31,700	—	—	87,784
Xiaogang (Jason) Zhang	17,692	56,084	10,000	31,700	—	—	87,784

____________

(1)      Represents shares of our common stock estimated to be directly held by the individual as of December 31, 2024. For purposes of these amounts, we have assumed no other acquisitions or dispositions of shares of our common stock. For additional information regarding beneficial ownership of common stock, see the section of this Proxy Statement captioned “Security Ownership of Certain Beneficial Owners and Management.”

(2)      The number of unvested Company RSUs is presented assuming that each award will continue to vest on its existing vesting schedule through December 31, 2024 (without any accelerated vesting or forfeiture of such award prior to that date). As noted above, it is expected that the outstanding Company PSUs will not vest and will be cancelled without payment at the Effective Time. Accordingly, Company PSUs are not reflected in this table.

(3)      The number of outstanding Company Options is presented assuming that each award will not be exercised or forfeited prior to December 31, 2024 and that all then-outstanding Company Options will be fully vested on that date. The value of the outstanding Company Options reported in this table is determined by multiplying (i) the number of shares subject to the Company Option by (ii) the excess (if any) of the $3.17 per-share price over the exercise price of the Company Option.

(4)      Mr. Takayuki Katsuda and Mr. Hideharu (Harry) Konagaya are not eligible for compensation under our director compensation policy due to their association with Koito.

Further, concurrently with the execution of the Merger Agreement, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui, as stockholders of the Company holding 28.8% of our outstanding common stock as of the Record Date, entered into a Rollover Agreement, pursuant to which, immediately prior to the Effective Time, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui will contribute the Rollover Shares, making up one-half of the shares of common stock owned by each such Rollover Participant as of the date of the Rollover Agreement, to Holdco in exchange for equity interests in Holdco. A copy of the Rollover Agreement is attached as Annex C to this Proxy Statement. For more discussion on the terms of the Rollover Agreement see “Rollover Agreement” in Proposal 1.

Employment Agreements with Named Executive Officers

Each of the NEOs are party to existing employment agreements with the Company. The existing employment agreements do not have a specified term and provide that the executive’s employment with the Company is at-will. Each employment agreement provides for the executive to receive a base salary and to participate in the Company’s benefit plans made available to employees generally and for certain severance benefits upon a termination of the executive’s employment under certain conditions as set forth below.

Dr. Jun Pei’s employment agreement provides for an initial annual base salary of $320,000 and is eligible for an annual discretionary bonus as determined by the Compensation Committee and to participate in the Company’s benefit plans made available to employees generally. If Dr. Jun Pei’s employment with the Company is terminated by the Company without “cause” or by him for “good reason” (as defined in the agreement), he will receive severance of 18 months base salary, payable in installments over an 18-month period, payment of his COBRA premiums for 18 months, and 18 months’ accelerated vesting of his then-outstanding and unvested equity awards granted by the Company. However, if such a termination of his employment occurs in connection with or within 18 months following a change in control of the Company, his severance will equal the sum of 18 months of his base salary and 1.5 times his annual target bonus for the year of termination (or, if no target bonus has been established, the amount of his target bonus for the prior year or the amount of his actual bonus for the prior year and provided that his severance will not be less than $900,000 if such termination occurs within two years after the Closing) and will be paid in a lump sum; and his then-outstanding equity awards granted by the Company will be fully vested. Dr. Jun Pei’s right to receive these severance benefits is subject to his providing a release of claims to the Company and his continued compliance with his confidentiality, non-solicitation and other covenants in favor of the Company.

The agreements for Mr. Mitchell Hourtienne and Dr. Dongyi Liao each provide the executive will receive an initial annual base salary of $280,000 and is eligible for an annual discretionary bonus as determined by the Compensation Committee and to participate in the Company’s benefit plans made available to employees generally. If the executive’s employment with the Company is terminated by the Company without “cause” or by the executive for “good reason” (as defined in the agreement), the executive will receive severance of 12 months base salary, payable in installments over a 12-month period, payment of his COBRA premiums for 12 months, and 12 months’ accelerated vesting of his then-outstanding and unvested equity awards granted by the Company. However, if such a termination of the executive’s employment occurs in connection with or within 18 months following a change in control of the Company, the executive’s severance will equal the sum of 12 months of his base salary and his annual target bonus for the year of termination (or, if no target bonus has been established, the amount of his target bonus or actual bonus for the prior year) and will be paid in a lump sum, and his then-outstanding equity awards granted by the Company will be fully vested. In each case, the executive’s right to receive these severance benefits is subject to his providing a release of claims to the Company and his continued compliance with his confidentiality, non-solicitation and other covenants in favor of the Company.

Golden Parachute Compensation

The following table sets forth the information required by Item 402(t) of Regulation S-K regarding certain compensation for each of our named executive officers that is based on, or that otherwise relates to, the merger and based on the terms of the existing employment agreements to which each such officer is a party. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the merger-related compensation payable (or that may become payable in certain circumstances) to our named executive officers. Our “named executive officers” for purposes of the disclosure in this Proxy Statement are Dr. Jun Pei, Mitchell Hourtienne and Dr. Dongyi Liao. For additional details regarding the terms of the payments quantified below, see the above section “Interests of Certain Persons in the Transaction — Employment Agreements with Named Executive Officers.”

The amounts in the table are estimated using the following assumptions and such additional assumptions as may be set forth in the footnotes to the table:

•        the effective time of the merger will occur on December 31, 2024 (which is the assumed closing date of the merger solely for purposes of this golden parachute compensation disclosure);

•        no additional equity awards are granted to the named executive officers prior to December 31, 2024;

•        the value of the shares of our common stock covered by equity awards is equal to the per share merger consideration in the merger of $3.17; and

•        named executive officer experienced a qualifying termination of his employment at the effective time of the merger that resulted in severance benefits becoming payable to such named executive officer under his employment agreement.

The amounts reported below are estimated based on these and other assumptions that may or may not actually occur or be accurate on the date that the merger closes, and reflect estimated values of severance cash compensation, unvested equity incentives and other benefits. Accordingly, the ultimate values to be received by a named executive officer in connection with the merger may differ from the amounts set forth below. We believe that these compensation elements are reasonable, aligned with the market standard and are part of our executive remuneration program designed to incentivize executives to drive stockholder value creation and act in the best interest of stockholders, despite potential risk of a job loss. No additional stock grants were made, or are being made, as a result of or in connection with the merger. To be eligible to receive severance compensation, a named executive officer must experience a qualifying termination of his employment during the two-year period after closing of the merger for Dr. Jun Pei or 18 months after closing of the merger for Mr. Mitchell Hourtienne and Dr. Dongyi Liao, making these double-trigger benefits. This treatment is aligned with what we believe to be the best market practice.

As required by applicable SEC rules, all amounts below that are determined using the per share value of our common stock have been calculated based on the per share merger consideration.

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Total ($)(5)
Dr. Jun Pei	900,000	99,659	18,000	—	1,017,659
Mitchell Hourtienne	280,000	258,311	12,000	—	550,311
Dr. Dongyi Liao	300,000	920,301	12,000	—	1,212,301

____________

(1)      Cash.    This column reflects the amount of “double-trigger” payments to which the named executive officer may become entitled under their employment agreement. The amount becomes payable if, for Dr. Pei during the two-year period after the closing of the merger and for Mr. Hourtienne and Dr. Liao during the 18 month period after closing of the merger, their employment with the Company or its affiliates is terminated for a reason other than “cause” or they resign for “good reason,” as such terms are defined in the named executive officer’s employment agreement, subject to the named executive officer timely signing and not revoking a release of claims and continued compliance with the confidentiality, non-solicitation and other covenants in favor of the Company. Such termination is referred to as a “qualifying termination.”

The amounts represent a lump sum cash severance payment equal to the sum of (1) 18 months for Dr. Pei and 12 months for the other current named executive officers, of such named executive officer’s annual base salary as in effect as of December 31, 2024; and (2) 1.5 times the annual target bonus for Dr. Pei (or, if no target bonus has been established, the amount of Dr. Pei’s actual bonus for the prior year and provided that his severance will not be less than $900,000) and 100% of the annual target bonus for the other current named executive officers (or, if no target bonus has been established, the amount of his target bonus or actual bonus for the prior year), in each case, as in effect for fiscal year 2024.None of the executives had a target bonus for 2023 or 2024 or received any actual bonus for 2023.

(2)      Equity.    The amounts in this column represent the value of outstanding Company Options, unvested Company RSUs and unvested Company PSUs (based on the assumptions described above and after giving effect to the treatment of these equity awards at the Effective Time as described above under “Interests of Certain persons in the Transaction — Interests of Directors and Executive Officers in the Merger — Treatment of Equity Awards in the Merger”). Each of the current named executive officers would be entitled under their employment agreements to accelerated vesting of their then-outstanding and unvested equity awards upon a qualifying termination

Named Executive Officer	Value of Company RSUs ($)	Value of Company PSUs ($)	Value of Company Options ($)	Total ($)
Dr. Jun Pei	99,659	—	—	99,659
Mitchell Hourtienne	258,311	—	—	258,311
Dr. Dongyi Liao	654,561	—	265,740	920,301

(3)      Perquisites/Benefits.    The amounts reported in this column represent the estimated cost to provide the health and welfare benefits described above (including reimbursement of COBRA premiums for the applicable period) to the executive following a qualifying termination in connection with the Transaction.

(4)      Tax Reimbursement.    None of the named executive officers is entitled to a “gross-up” payment for any excise taxes that may be due by reason of Sections 280G and 4999 of the Code.

(5)      Total.    This amount represents the sum of all amounts reported in the preceding columns.

New Employment Agreements with Named Executive Officers

In connection with the merger, our Compensation Committee approved the terms of new employment agreements, which were subsequently entered into between Cepton Technologies and Dr. Pei and Dr. Liao. These agreements were negotiated with Koito and will be effective upon the Closing.

Each of the new employment agreements provides for the executive to receive an annual base salary ($332,800 in the case of Dr. Pei and $300,000 in the case of Dr. Liao), effective for fiscal 2025 (and retroactive to January 1, 2025 if the closing of the Merger occurs after that date), and to participate in benefit plans made available generally to employees of Cepton Technologies. Each executive will also be awarded a retention bonus for each of fiscal 2025 and fiscal 2026, in an amount equal to 100% of the executive’s base salary and subject to the executive’s continued employment through the end of the applicable fiscal year. After fiscal 2026, each executive will be eligible for an annual discretionary bonus as determined by the board of directors of Cepton Technologies (the “Cepton Technologies Board”). Each executive will also be eligible to receive grants of long-term cash incentive awards (“LTI Awards”), which may be granted annually or at such other frequency as determined by the Cepton Technologies Board, with the first such award (the “Initial LTI Award”) granted in fiscal 2025. LTI Awards will vest subject to continued employment by the executive and the achievement of performance goals established annually on a rolling basis by the Cepton Technologies Board. The Initial LTI Award will have a grant target value of $166,400 for Dr. Pei and $150,000 for Dr. Liao, and the payout of the Initial LTI Award will be between 0% and 200% of such target subject to actual performance. If the executive’s employment is terminated by Cepton Technologies without “cause” or by the executive for “good reason” (as defined in the agreement), the executive will receive severance of 18 months base salary, payable in installments over an 18-month period, payment of COBRA premiums for 18 months, and vesting of the portion of the executive’s LTI Awards that would have vested within 18 months after the termination date (with performance deemed achieved at the target level and the time-based vesting requirement being treated as 36 monthly installments for this purpose). However, if such a termination of the executive’s employment occurs in connection with or within 18 months following a change in control of Cepton Technologies, the executive’s severance will equal the sum of 18 months of his base salary and one and one-half times his target annual bonus (or retention bonus, if applicable) for the year of termination or, if no such target bonus has been established for the applicable year, the target bonus (or retention bonus, if applicable) for the prior year (or, if no such target annual bonus has been established, the amount of his actual annual bonus (or retention bonus, if applicable) for the prior year) and will be paid in a lump sum; and his then-outstanding LTI Awards will be fully vested. The executive’s right to receive these severance benefits is subject to his providing a release of claims to Cepton Technologies and his continued compliance with his confidentiality, non-solicitation and other covenants in favor of Cepton Technologies.

Section 280G Mitigation Actions

Several employees, including our executive officers, who are eligible to receive payments in connection with the merger may be subject to an excise tax under Section 280G of the Code, and such payments would not be deductible by the Company for federal income tax purposes. The Company is evaluating these potential adverse impacts under Sections 280G and 4999 of the Code on the employees and the Company, and with Koito’s consent, may take certain reasonable actions during calendar year 2024 in an effort to mitigate these potential tax effects if the closing of the merger occurs in calendar year 2025. Such actions may include (1) accelerating the payment of any cash incentives that may be awarded to the employee for 2024 so that such amounts are paid in December 2024 instead of early in 2025, and (2) accelerating the vesting and payment date of the employee’s Company RSUs that may be scheduled to vest after 2024 to a date in December 2024.

Market Price of Common Stock

Our common stock is listed for trading on the Nasdaq Capital Market under the symbol “CPTN.”

The closing price of our common stock on Nasdaq on July 26, 2024, the last trading day prior to the public announcement of the execution of the Merger Agreement, was $2.53 per share. As of September 24, 2024, there were approximately 34 holders of record of our common stock.

Our net book value per share as of September 30, 2024 was approximately $(3.24) calculated based on 16,051,981 shares outstanding as of such date.

On November 19, 2024, the most recent practicable date before this Proxy Statement was mailed to our stockholders, the closing price for our common stock on Nasdaq was $3.11 per share.

Fiscal Year	High	Low
Ended December 31, 2022
First Quarter	$801.60	$36.20
Second Quarter	41.70	36.80
Third Quarter	25.90	12.50
Fourth Quarter	27.60	11.40

Ended December 31, 2023
First Quarter	$14.40	$4.03
Second Quarter	7.38	3.20
Third Quarter	8.90	3.50
Fourth Quarter	5.20	2.38

Ending December 31, 2024
First Quarter	$3.20	$2.38
Second Quarter	3.81	2.39
Third Quarter	3.13	2.38
Fourth Quarter (through November 19, 2024)	3.20	3.09

We have never declared or paid a cash dividend on our common stock, and we intend to retain all available funds and any future earnings to fund the development and growth of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future.

SELECTED HISTORICAL FINANCIAL DATA

Set forth below is certain selected historical financial information relating to the Company. The selected historical financial data as of and for the fiscal years ended December 31, 2023 and 2022 have been derived from our historical audited consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 1, 2024 and attached as Annex E to this Proxy Statement. The selected historical financial data as of and for the nine months ended September 30, 2024 and 2023 are derived from our unaudited condensed consolidated financial statements contained in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, filed with the SEC on November 8, 2024 and attached as Annex F to this Proxy Statement.

This information is only a summary and should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024. More comprehensive financial information is included in those reports, including management’s discussion and analysis of the financial condition and results of operations of the Company.

Historical results are not necessarily indicative of results to be expected in any future period.

Consolidated Balance Sheet

	December 31,
	2023	2022
	(in thousands, except share and per share data)
Cash and cash equivalents	$50,406	$31,953
Total current assets	63,649	46,214
Total assets	76,449	50,316
Current liabilities	7,069	47,042
Total liabilities	15,925	48,683
Convertible preferred stock	98,891	—
Total stockholders’ equity (deficit)	(38,367)	1,633
	December 31, 2023	September 30, 2024
	(in thousands, except share and per share data)
Cash and cash equivalents	$50,406	$47,651
Total current assets	63,649	52,315
Total assets	76,449	63,451
Current liabilities	7,069	9,471
Total liabilities	15,925	16,634
Convertible preferred stock	98,891	98,891
Total stockholders’ equity (deficit)	(38,367)	(52,074)

Consolidated Statements of Operations

	Year Ended December 31,		Nine Months Ended September 30,
	2023	2022	2024	2023
	(in thousands, except share and per share data)
Total revenue	$13,056	$7,426	$12,921	$8,105
Cost of revenue	9,506	7,232	6,226	7,251
Gross profit	3,550	194	6,695	854
Research and development	29,879	33,013	14,412	23,309
General and administrative	24,374	28,629	15,305	19,052
Total Operating expenses	54,253	61,642	29,717	42,361
Operating loss	(50,703)	(61,448)	(23,022)	(41,507)
Net (loss) income per share:
Basic	(3.08)	0.64	(1.29)	(2.74)
Diluted	(3.08)	0.60	(1.29)	(2.74)

Consolidated Statements of Cash Flows

	Year Ended December 31,		Nine Months Ended September 30,
	2023	2022	2024	2023
	(in thousands, except share and per share data)
Net cash provided by (used in):
Operating activities	$(35,523)	$(57,997)	$(8,700)	$(30,526)
Investing activities	(2,362)	(1,551)	6,057	(13,898)
Financing activities	54,632	88,550	(99)	54,623
Effect of exchange rate on cash	424	1,862	(13)	426
Net increase (decrease) in cash, cash equivalents and restricted cash	17,171	30,864	(2,755)	10,625

Pro Forma Data

No pro forma data giving effect to the merger has been provided. The Company does not believe that such information is material to stockholders in evaluating the merger and the Merger Agreement because (i) the merger consideration consists only of cash, and (ii) if the merger is consummated, the Company’s common stock will cease to be publicly traded.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of September 1, 2024 for:

•        each of our named executive officers;

•        each of our directors;

•        all of our current directors and named executive officers as a group; and

•        each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act of 1933, as amended (the “Securities Act”).

We have based our calculation of the percentage of beneficial ownership on 16,051,981 shares of our common stock outstanding as of September 1, 2024. In accordance with SEC rules, we have deemed shares of our common stock subject to Company Options or warrants that are currently exercisable or exercisable within sixty (60) days of September 1, 2024 and shares of our common stock underlying Company RSUs that are currently releasable or releasable within sixty (60) days of September 1, 2024 to be outstanding and to be beneficially owned by the person holding the common stock, Company Options, warrants or Company RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Cepton, Inc., 399 West Trimble Road, San Jose, California 95131. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Name and Address of Beneficial Owners	Number of Shares of common stock Beneficially Owned	%
5% Holders:
Koito Manufacturing Co., Ltd.(1)	6,075,057	30.1%
Mark McCord(2)	1,031,771	6.4%
Yupeng Cui(3)	963,098	6.0%

Named Executive Officers and Directors:
Dr. Jun Pei(4)	2,585,019	16.1%
Dr. Jun Ye(5)	2,591,695	16.2%
Dr. Dongyi Liao(6)	275,665	1.7%
Mitchell Hourtienne(7)	33,356	* %
George Syllantavos(8)	115,342	* %
Takayuki Katsuda(9)	—	—%
Hideharu (Harry) Konagaya(10)	—	—%
Dr. Mei (May) Wang(11)	17,692	*
Xiaogang (Jason) Zhang(11)	17,692	*
Directors and executive officers as a group (eleven individuals)	5,995,929	36.0%

____________

*        Less than one percent.

(1)      Includes 4,112,583 shares of common stock into which the 100,000 shares of Preferred Stock owned by Koito are convertible (taking into account dividends accrued but unpaid as of June 30, 2024), subject to adjustment, at any time following January 19, 2024. The business address of Koito is 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo, Japan.

(2)      Consists of 847 shares of common stock owned by Dr. McCord and 1,030,924 shares of common stock owned by the McCord Trust, dated January 7, 2020, of which Dr. McCord is a trustee.

(3)      Consists of 963,098 shares of common stock.

(4)      Consists of (i) 138,194 shares of common stock owned by Dr. Pei, (ii) 1,399 shares of common stock held by Dr. Pei’s spouse, and (iii) 2,445,426 shares of common stock held by the Pei 2000 Trust, of which Dr. Pei is a trustee.

(5)      Consists of (i) 2,081,849 shares of common stock owned by Dr. Ye, (ii) 244,923 shares of common stock owned by the Lynnelle Lin Ye Irrevocable Trust dated December 8, 2020 of which Dr. Ye is a trustee, (iii) 244,923 shares of common stock owned by the Brion Qi Ye Irrevocable Trust dated December 8, 2020, of which Dr. Ye is a trustee, and (iv) 20,000 shares of common stock owned by the Ye-Wang Family Trust, dated March 31, 2007, of which Dr. Ye is a trustee.

(6)      Consists of 244,921 shares of common stock issuable pursuant to Company Options exercisable within 60 days of September 1, 2024.

(7)      Consists of 33,356 shares of common stock issuable pursuant to Company Options exercisable within 60 days of September 1, 2024.

(8)      Consists of (i) 53,592 shares of common stock owned by Mr. Syllantavos, and (ii) 61,750 shares of common stock issuable to Magellan Investments Corp. pursuant to warrants that are exercisable within 60 days of September 1, 2024. Mr. Syllantavos is the president and the sole director of Magellan Investments Corp.

(9)      Mr. Katsuda is the Senior Managing Corporate Officer and Head of Engineering Headquarters of Koito. The business address of Mr. Katsuda is c/o Koito Manufacturing Co., Ltd., 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo, Japan.

(10)    Mr. Konagaya is the Executive Vice President and Head of the Procurement Department of Koito. The business address of Mr. Konagaya is c/o Koito Manufacturing Co., Ltd., 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo, Japan.

(11)    Consists of 17,692 shares of common stock.

Where You Can Find More Information

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including us. The address of that site is www.sec.gov.

You can also review the Company’s SEC filings on its website at http://investors.cepton.com. Through links on the “Investors” portion of our website, we make available free of charge our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and other information filed with, or furnished to, the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act. Such material is made available through our website as soon as reasonably practicable after we electronically file the information with, or furnish it to, the SEC. The information contained on or that can be accessed through our website does not constitute part of this Proxy Statement, other than documents that we file with the SEC that are specifically incorporated by reference into this Proxy Statement.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of this Proxy Statement or other information concerning us, without charge, by written or telephonic request directed to our Corporate Secretary at Cepton, Inc., 399 West Trimble Road, San Jose, California 95131 or by telephone at (408) 459-7579, or from the SEC through the SEC website at the address provided above.

Because the merger is a “going private” transaction, we have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

Other Information

Other Matters to be Presented at the Special Meeting

We do not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters are properly brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Stockholder Communication with Board Members

Any stockholder may contact the Board, a committee of the Board or a specified individual director by writing to the attention of the Board (or a specified individual director or committee) and sending such communication to the attention of our Corporate Secretary at our executive offices as identified in this Proxy Statement. Each communication from a stockholder should include the following information in order to permit us to confirm your status as a stockholder and enable us to send a response if deemed appropriate:

•        the name, mailing address and telephone number of the stockholder sending the communication;

•        the number and type of our securities owned by such stockholder; and

•        if the stockholder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the stockholder.

Our Corporate Secretary will forward all appropriate communications to the Board, the applicable committee of the Board or individual members of the Board as specified in the communication. Our Corporate Secretary may, but is not required to, review all correspondence addressed to the Board, a committee of the Board or any individual member of the Board, for any inappropriate correspondence more suitably directed to management.

Submission of Future Stockholder Proposals

If the merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of the stockholders of the Company. However, if the merger is not completed, our stockholders will continue to be entitled to attend and participate in our stockholders’ meetings.

Our Bylaws provide that, for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to our Secretary at 399 West Trimble Road, San Jose, California 95131. To be timely for the 2025 annual meeting of stockholders, a stockholder’s notice must be received by our Secretary at our principal executive offices later than January 8, 2025, and must comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. If we change the date of the 2025 annual meeting of stockholders by more than 30 days from the anniversary of the 2024 annual meeting, your written proposal must be received within a reasonable time before we begin to print and mail our proxy materials for the 2025 annual meeting of stockholders. If you intend to nominate an individual for election to our Board at our 2025 annual meeting of stockholders or wish to present a proposal at the 2025 annual meeting of stockholders but do not intend for such proposal to be included in the Proxy Statement for such meeting, our Bylaws require that, among other things, stockholders give written notice of the nomination or proposal to our Corporate Secretary at our principal executive offices no later than March 19, 2025 (the 90th day before the first anniversary of the date of the preceding year’s annual meeting) nor earlier than February 17, 2025 (the 120th day before the first anniversary of the date of the preceding year’s annual meeting) for the Annual Meeting. Notwithstanding the foregoing, in the event that we change the date of the 2025 annual meeting of stockholders to a date that is more than 30 days before or more than 70 days after the anniversary of the 2024 annual meeting, than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public announcement of the date of such annual meeting was first made. Stockholder proposals not intended to be included in the Proxy Statement or nominations for director candidates that do not meet the notice requirements set forth above and further described in Section 2.4 of our Bylaws will not be acted upon at the 2025 annual meeting of stockholders.

In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 annual meeting of stockholders must provide written notice to our Corporate Secretary setting forth the information required by Rule 14a-19 under the Exchange Act, unless the required information has been provided in a preliminary or definitive Proxy Statement previously filed by the stockholder. Such written notice must be provided in accordance with Rule 14a-19 no later than April 18, 2025. If we change the date of the 2025 annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting, your written notice must be received by the later of 60 days prior to the date of the 2025 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2025 annual meeting of stockholders is first made. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as noted above.

Delivery of Proxy Materials to Stockholders Sharing an Address

To reduce the expenses of delivering duplicate proxy materials and to help the environment by conserving natural resources, we may take advantage of the SEC’s “householding” rules that permit us to deliver only one set of proxy materials to stockholders who share an address, unless otherwise requested. If you share an address with another shareholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by contacting us at Cepton, Inc., Attention: Corporate Secretary, 399 West Trimble Road, San Jose, California 95131 or (408) 459-7579. For future meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to us at the phone number and address given above.

Incorporation of Certain Information by Reference

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference herein is deemed to be part of this Proxy Statement. This Proxy Statement incorporates by reference the documents and reports listed below (other than, in each case, the portions that are deemed to have been furnished and not filed in accordance with SEC rules):

•        our Current Reports on Form 8-K, filed with the SEC on January 5, 2024, March 21, 2024, June 17, 2024, July 29, 2024 and September 9, 2024;

•        our Quarterly Reports on Form 10-Q, filed with the SEC on May 14, 2024, August 13, 2024 and November 8, 2024;

•        our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 1, 2024;

•        The portions of our Definitive Proxy Statement on Schedule 14A (other than information furnished rather than filed) that are incorporated by reference into our Annual Report on Form 10-K, filed with the SEC on May 15, 2024; and

•        the description of our common stock contained in our Registration Statement on Form 8-A, filed with the SEC on January 28, 2021, as updated by the description of securities contained in Exhibit 4.4 to our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 1, 2024.

Notwithstanding the above, information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this Proxy Statement.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

We will provide, free of charge, to each person, including any beneficial owner, to whom a Proxy Statement is delivered, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference into this Proxy Statement (including any exhibits that are specifically incorporated by reference in those documents). Any such request can be made by writing or telephoning us at the following address and telephone number:

CEPTON, INC.

399 West Trimble Road

San Jose, California, 95131

(408) 459-7579

If you have any questions concerning the merger, the Special Meeting or the accompanying Proxy Statement, would like additional copies of this Proxy Statement or need help voting your shares of our common stock, please contact our proxy solicitor:

Advantage Proxy
24925 13th Place South
Des Moines, Washington 98198
(206) 870-8565

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

by and among

CEPTON, INC.,

KOITO MANUFACTURING CO., LTD.

and

PROJECT CAMARO MERGER SUB, INC.

Dated as of July 29, 2024

Annex A-i

Annex A-ii

EXHIBITS
Exhibit A	Form of Amended and Restated Certificate of Incorporation

Annex A-iii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of July 29, 2024, by and among Cepton, Inc., a Delaware corporation (the “Company”), KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan (“Parent”), and Project Camaro Merger Sub, Inc., a Delaware corporation and an indirectly wholly owned subsidiary of Parent (“Merger Sub”). The Company, Parent and the Merger Sub are sometimes referred to herein individually, as a “Party” and collectively, as the “Parties.” All capitalized terms that are used in this Agreement and not otherwise defined shall have the respective meanings given to them in Section 1.01.

WITNESSETH:

WHEREAS, the Company, Parent and Merger Sub desire to effect the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) and an indirect Subsidiary of Parent (the “Merger”) on the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), pursuant to which, except as otherwise provided in Article 2, each outstanding share of the Company Common Stock (as defined below), issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the Merger Consideration (as defined below);

WHEREAS, the board of directors of the Company (the “Company Board”) (acting upon the unanimous recommendation of a special committee thereof consisting only of independent and disinterested directors (the “Special Committee”)), at a meeting duly called and held, has (i) determined that the Merger and the other transactions contemplated hereby (collectively, the “Transaction”), are fair to and in the best interests of the Company and its stockholders other than Parent, Merger Sub or any of their respective Affiliates or the Rolling Stockholders (such other stockholders, the “Unaffiliated Stockholders”), (ii) approved, adopted and declared advisable this Agreement and the other Transaction Documents to which the Company is a party, (iii) directed that this Agreement and the Transaction be submitted to the Company Stockholders for adoption, and (iv) subject to the terms of this Agreement, resolved to recommended that the Company Stockholders adopt this Agreement and approve the Transaction (such recommendation, the “Company Board Recommendation”);

WHEREAS, the board of directors of Merger Sub has approved, and declared advisable, this Agreement and the Transaction;

WHEREAS, the board of directors of Parent has approved this Agreement and the Transaction, and Parent, in its capacity as the sole member of Project Camaro Holdings, LLC, a Delaware limited liability company (“Holdco”), shall cause Holdco, in its capacity as the sole stockholder of Merger Sub, to approve the adoption of this Agreement;

WHEREAS, concurrently with this Agreement, Parent, Holdco and each of the Rolling Stockholders has entered into rollover agreement, dated as of the date hereof (the “Rollover Agreement”), pursuant to which, immediately prior to the Effective Time, the Rolling Stockholders and Parent will contribute an agreed number of the shares of Company Common Stock and Series A Preferred Stock owned by the Rolling Stockholders and Parent to Holdco in exchange for equity interests in Holdco;

WHEREAS, Parent has entered into a letter agreement with each of the Key Employees (the “New Employment Letter Agreements”), containing, among other things, the principal terms of the new employment agreement to be entered into between such Key Employee and Cepton Technologies (as defined below) (the “New Employment Agreements”) prior to the Closing, which would supersede the New Employment Letter Agreement in its entirety and would become effective immediately upon the Closing;

WHEREAS, concurrently with the execution of this Agreement, Parent and the Supporting Stockholders have executed and delivered voting support agreements, dated as of the date hereof (the “Voting Support Agreements”), pursuant to which, among other things, such Supporting Stockholders have agreed, subject to the terms thereof, to vote, or cause to be voted, all of the shares of Company Common Stock beneficially owned by such Supporting Stockholders in favor of the adoption of this Agreement; and

WHEREAS, concurrently with the execution of this Agreement, Parent has caused to be delivered to the Company the waiver of any and all approval, consent or notice rights required to be obtained from or provided to Parent or any of its Affiliates in connection with the approval of the Transaction pursuant to the Investor Rights Agreement (the “Koito Approval”).

Annex A-1

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Parties agree as follows:

Article 1
Definitions & Interpretations

Section 1.01.    Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

“Acquisition Proposal” means any inquiry, indication of interest, offer or proposal (other than an inquiry, indication of interest, offer or proposal by Parent or Merger Sub pursuant to this Agreement) relating to an Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the Transaction) involving:

(a)        any direct or indirect purchase or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons of shares of capital stock of the Company, including pursuant to a tender offer or exchange offer, that if consummated in accordance with its terms would result in such Person or “group” of Persons beneficially owning (i) more than 20% of the Company Common Stock outstanding (on an as-converted, exchanged or exercised basis, if applicable) or (ii) securities convertible, exchangeable or exercisable into more than 20% of the Company Common Stock outstanding (on an as-converted, exchanged or exercised basis, if applicable), in either case, after giving effect to the consummation of such purchase or other acquisition;

(b)        any direct or indirect purchase, lease, exchange, transfer, exclusive license or other acquisition by any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, of more than 20% of the consolidated assets of the Company and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

(c)        any merger, consolidation, business combination, joint venture, repurchase, redemption, share exchange, recapitalization, reorganization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries pursuant to which any Person or “group” (as such term is used in Section 13(d) of the Exchange Act) of Persons, or stockholders of any such Person or group of Persons, would beneficially own equity of the Company representing (i) more than 20% of the Company Common Stock outstanding (on an as-converted, exchanged or exercised basis, if applicable) or (ii) securities convertible into more than 20% of the Company Common Stock outstanding (on an as-converted, exchanged or exercised basis, if applicable), in either case, after giving effect to the consummation of such transaction.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise; provided that the Company and any of its Subsidiaries, on the one hand, and Parent and any of its Subsidiaries, including Merger Sub, on the other hand, shall not be deemed to be Affiliates of one another.

“Anti-Corruption Laws” means all applicable Laws and all other statutory or regulatory requirements relating to anti-corruption, anti-bribery and anti-money laundering, including the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010 and any other Law implementing the Organization for Economic Cooperation and Development’s Convention on Combating Bribery of Foreign Public Officials in International Business Transactions applicable to the Company.

Annex A-2

“Antitrust Law” means the Sherman Antitrust Act, the Clayton Antitrust Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Transaction.

“Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2023 set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on April 1, 2024.

“Business Combination Agreement” means the Business Combination Agreement, dated as of August 4, 2021, by and among the Company, GCAC Merger Sub Inc. and Cepton Technologies, as amended.

“Business Day” means any day other than Saturday or Sunday or a day on which commercial banks are authorized or required by Law to be closed in New York City, New York, or Tokyo, Japan.

“Burdensome Condition” means any condition, restriction or other action required, imposed or requested by CFIUS that would reasonably be expected to impose a material burden or have a material adverse impact on the Parent’s or its Affiliates’ ability to retain or operate their respective businesses, operations, product lines or assets (including those acquired in the Merger) from and after the Closing.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (H.R. 748).

“Cepton Technologies” means Cepton Technologies, Inc., a Subsidiary of the Company.

“CFIUS” means the Committee on Foreign Investment in the United States or any successor entity, and any member agency thereof acting on its behalf.

“CFIUS Approval” means either (a) a written notice shall have been issued by CFIUS that it has concluded that the Transaction does not constitute a “covered transaction” and is not subject to review under Section 721, (b) a written notice shall have been issued by CFIUS stating that it has determined that there are no unresolved national security concerns with respect to the Transaction and that it has concluded all action under Section 721, and no Burdensome Condition shall have been unilaterally imposed by CFIUS, or (c) in the event that CFIUS has sent a report to the President of the United States requesting the decision of the President pursuant to Section 721, (1) the President has announced a decision not to take any action to suspend, prohibit or place any limitations that would constitute a Burdensome Condition on the Transaction or (2) having received a report from CFIUS requesting the President’s decision, the President has not taken any action after 15 days from the date the President received such report from CFIUS.

“Code” means the Internal Revenue Code of 1986.

“Company Board” means the board of directors of the Company.

“Company Board Recommendation Change” means for the Company Board, to withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to the Transaction; publicly adopt, approve or recommend an Acquisition Proposal; in connection with a tender or exchange offer by a third party; fail to recommend against such offer by the close of business on the tenth (10th) U.S. Business Day after its commencement; or fail to include the Company Board Recommendation in the Proxy Statement; provided, that, for the avoidance of doubt, but subject to compliance by the Company with the terms of Section 6.03, none of (a) the determination by the Company Board in accordance with Section 6.03(b) that an Acquisition Proposal constitutes a Superior Proposal, (b) the disclosure by the Company of such determination in accordance with Section 6.03(b), (c) the delivery by the Company of the notice required by Section 6.03(c) or (d) the making of any communication in accordance with Section 6.03(d), shall in itself constitute a Company Board Recommendation Change.

“Company Common Stock” means the common stock, par value $0.00001 per share, of the Company.

Annex A-3

“Company Fundamental Representations” means the representations and warranties set forth in the first, fourth and fifth sentences of Section 4.01 (Organization; Good Standing); Section 4.02 (Corporate Power; Enforceability); Section 4.03(a) (Company Board Approval); Section 4.03(b) (Anti-Takeover Laws); Section 4.04 (Requisite Stockholder Approval); Section 4.05(a) (Non-Contravention); Section 4.07 (Company Capitalization); and Section 4.26 (Brokers).

“Company Material Adverse Effect” means any change, event, effect, occurrence or circumstance that, individually or in the aggregate, (x) has had, or would reasonably be expected to have, a material adverse effect on the business, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole, or (y) prevents or materially impairs or materially delays, or would reasonably be expected to prevent or materially impair or materially delay, the consummation of the Transaction; provided, however, that, with respect to clause (x) above, none of the following, and no change, event, effect, occurrence or circumstance to the extent arising out of or resulting from the following (in each case, by itself or when aggregated), will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur (subject to the limitations set forth below):

(i)        changes generally affecting the global or national economy, credit or financial or capital markets, in the United States or elsewhere in the world, including changes in interest or exchange rates; and changes in conditions in the industries in which the Company and its Subsidiaries conduct business;

(ii)       changes or prospective changes in, or issuances of new, Law or GAAP or accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing, or any changes or prospective changes in general legal, regulatory or political conditions, including any Law, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place” or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including the COVID-19 pandemic) or any change in such law, regulation, statute, directive, pronouncement or guideline or interpretation thereof following the date of this Agreement;

(iii)      any geopolitical conditions, outbreak of hostilities, acts of war, sabotage, cyberterrorism, terrorism, military actions, earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions, epidemics and other force majeure events (including any escalation or general worsening thereof);

(iv)       the execution, announcement or performance of this Agreement or the consummation of the Transaction, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or regulators, or any claims (or threats of claims) or litigation (or threats of litigation) arising from allegations of breach of fiduciary duty or violation of Law relating to this Agreement, the Transaction or the Proxy Statement (as defined herein), or the identity of, or any facts and circumstances relating solely to, Parent, Merger Sub or any of their controlled Affiliates;

(v)        any action taken by the Company or its Subsidiaries that is expressly required by this Agreement or with Parent’s express written consent or at Parent’s express written request, or the failure to take any action by the Company or its Subsidiaries if that action is expressly prohibited by this Agreement;

(vi)      any change or prospective change in the Company’s credit ratings (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(vii)     any decline in the market price, or change in trading volume, of the capital stock of the Company (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Company Material Adverse Effect has occurred);

(viii)    any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow, cash position or other operating metrics (it being understood that the exception in this clause (viii) shall not prevent or otherwise affect a determination that the underlying cause of any such change, decline or failure referred to herein (if not otherwise falling within any of the exceptions provided by clauses (i) through (vii) hereof) is a Material Adverse Effect);

Annex A-4

(ix)      any breach by Parent or Merger Sub of this Agreement; and

(x)        any item set forth on Section 1.01 of the Company Disclosure Letter under the heading “Company Material Adverse Effect.”

except, in each case of clauses (i) to (iii), to the extent that such change, event, effect or circumstance has had a disproportionate adverse effect on the Company relative to other companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred.

“Company Options” means any compensatory options to purchase shares of Company Common Stock, whether granted pursuant to any of the Company Stock Plans or otherwise. For the avoidance of doubt, Company Options shall not include any option to purchase shares of Company Stock under the Employee Stock Purchase Plan or any Warrants.

“Company Products” means all Lidar devices, Software and other products, services, programs and items (tangible and intangible), in each case, which are currently marketed, licensed, sold or offered for sale by the Company and any services performed by or on behalf of the Company, or from which the Company or its Subsidiaries have derived within the three years preceding the date hereof or is currently deriving revenue from the sale, license, maintenance or other provision thereof.

“Company PSUs” means any performance-based restricted stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company RSUs” means any service-based restricted stock units or deferred stock units of the Company, whether granted pursuant to any of the Company Stock Plans or otherwise.

“Company Stockholders” means the holders of shares of Company Common Stock.

“Company Stock Plans” means the Company’s 2016 Stock Incentive Plan, 2022 Equity Incentive Plan and Employee Stock Purchase Plan, each as may have been amended through the date of this Agreement, and each other Employee Plan that provides for the award of rights of any kind to receive shares of Company Common Stock or benefits measured in whole or in part by reference to shares of Company Common Stock.

“Company Systems” means all Software (including Company Products), computer hardware (whether general or special purpose), information technology, electronic data processing, information, record keeping, communications, telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems (including any outsourced systems and processes) that are owned, leased, licensed or used by or for, or otherwise relied on by, the Company or its Subsidiaries in the conduct of their businesses.

“Company Termination Fee” means an amount equal to $1,250,000.

“Compensation Committee” means the Compensation Committee of the Company Board or such committee of the Company Board with the duties customarily fulfilled by a compensation committee of a board of directors.

“Contract” means any contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense or other legally binding instrument, commitment, understanding, undertaking or agreement.

“Conversion Shares” means (i) any Company Common Stock issuable upon the conversion of the shares of Series A Preferred Stock and (ii) any Company Common Stock issuable as a dividend on the shares of Series A Preferred Stock (if any).

“Data Security Requirements” means, collectively, all of the following to the extent relating to the Processing of Data or otherwise relating to privacy, security, or security breach notification requirements and applicable to the Company or its Subsidiaries, to the conduct of their businesses, or to any of the Company Systems, Company Products or any Sensitive Information: (a) the Company’s and its Subsidiaries’ own published written rules, policies and procedures; (b) applicable Laws (including, as applicable, the California Consumer Privacy Act, the General Data Protection Regulation (EU) 2016/679 (the “GDPR”), and the ePrivacy Directive 2002/58/EC (“ePrivacy Directive”)); and (c) Contracts the Company or any of its Subsidiaries has entered into or by which it is otherwise bound.

Annex A-5

“Earnout Shares” has the meaning given to it in the Business Combination Agreement.

“Employee Plan” means each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) and each other plan, program, arrangement, policy or contract relating to severance, change in control, employment, compensation, vacation, incentive, bonus, retention, equity or equity-based compensation (including all awards or purchases under the Company Stock Plans), deferred compensation or other benefit plan, program, arrangement or policy sponsored, maintained or contributed to by the Company or any Subsidiary of the Company for the benefit of any current or former Service Provider or any spouse, dependent, or beneficiary thereof, or with respect to which the Company or any Subsidiary of the Company has or reasonably expects to have any liability or obligation.

“Environmental Law” means any Law relating to public or worker health and safety (to the extent relating to exposure to Hazardous Materials), the protection of the environment (including ambient or indoor air, surface water, groundwater or land) or pollution, including any such Law relating to Hazardous Materials (and including any such Law relating to Hazardous Materials in products manufactured or sold by the Company and its Subsidiaries and associated labeling or packaging content requirements, restrictions relating to environmental attributes, or product takeback or end-of-life requirements).

“Environmental Permits” means Governmental Authorizations required under Environmental Laws.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is (or was at any relevant time) a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is (or was at any relevant time) a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934.

“Foreign Regulatory Authority” means any foreign Governmental Authority with regulatory authority over Company Products.

“GAAP” means generally accepted accounting principles, consistently applied, in the United States.

“Government Official” means (a) any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Authority, or (b) any political party or party official or candidate for political office.

“Governmental Authority” means any government, political subdivision, governmental, administrative or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial arbitral body, or state-owned or controlled enterprise, in each case whether federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational.

“Governmental Authorization” means any authorizations, approvals, licenses, franchises, clearances, permits, certificates, waivers, consents, exemptions, variances, expirations and terminations of any waiting period requirements (including, pursuant to Antitrust Laws) issued by or obtained from, and notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority.

“Hazardous Materials” means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance or material, and any substance, waste, or material that is regulated by or for which standards of conduct or liability may be imposed pursuant to Environmental Laws, including petroleum and petroleum byproducts, per- and poly-fluoroalkyl substances, polychlorinated biphenyls, lead, asbestos, noise, radiation, toxic mold, odor and pesticides.

“Indirect Capital Gains Tax” means any Tax imposed on Parent or any of its Affiliates (including the Surviving Corporation from and after the Effective Time) in connection with the indirect transfer of capital stock (not limited to capital gains on shares but also including any Tax on any assets including Real Property) in any Subsidiary of the Company, incurred in connection with this Agreement and the Transaction.

Annex A-6

“Intellectual Property” means all intellectual property and proprietary rights throughout the world, including: (a) all patents, patent applications, patent disclosures, and inventions and all improvements thereto (whether or not patentable or reduced to practice), and all reissues, continuations, continuations-in-part, revisions, divisional, extensions, applications therefor, and reexaminations in connection therewith (“Patents”); (b) all copyrights, works of authorship (whether or not copyrightable), moral rights, and all registrations, applications and renewals therefor and any other rights corresponding thereto throughout the world (“Copyrights”); (c) trademarks, service marks, internet domain names, corporate names, trade names (including social media handles and accounts), trade dress rights and similar designation of origin and rights therein, other indicia of origin, and all registrations, renewals and applications in connection therewith, together with all of the goodwill associated with any of the foregoing (“Marks”); (d) rights in trade secrets and confidential and proprietary information, including trade secrets, know-how, business rules, data analytic techniques and methodologies, formulae, ideas, concepts, discoveries, innovations, improvements, results, reports, information, research, laboratory and programmer notebooks, methods, procedures, proprietary technology, operating and maintenance manuals, engineering and other drawings and sketches, customer lists, supplier lists, pricing information, cost information, business manufacturing and production processes and techniques, designs, specifications, and blueprints (collectively, “Trade Secrets”); (e) rights in Software; and (f) rights in data, databases, data repositories, data lakes and collections of data (collectively, “Data”).

“Intervening Event” means any change, event, effect or circumstance that has materially affected the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole (other than any event, occurrence, fact or change resulting from a breach of this Agreement by the Company), in each case that (i) is not known or is not reasonably foreseeable by, or if known or reasonably foreseeable, the effect of which was not known or reasonably foreseeable, the Company Board as of the date hereof, which change, event, effect or circumstance becomes known to the Company Board prior to receipt of the Requisite Stockholder Approval and (ii) does not relate to any Acquisition Proposal, Parent or Merger Sub; provided that in no event shall the following constitute, or be taken into account in determining the existence of, an Intervening Event: (A) the fact that the Company and its Subsidiaries meet or exceed any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow, cash position or other operating metrics (it being understood that the underlying cause of any such events may be taken into consideration when determining whether an Intervening Event has occurred); (B) change in the market price, or change in trading volume, of the capital stock of the Company, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred); or (C) any item set forth on Section 1.01 of the Company Disclosure Letter under the heading “Intervening Event.”

“Investor Rights Agreement” means the Investor Rights Agreement, dated as of January 19, 2023, between the Company and Parent.

“IRS” means the United States Internal Revenue Service or any successor thereto.

“Key Employees” means Dr. Jun Pei, Liqun Han and Dongyi Liao.

“Knowledge” of the Company, with respect to any matter in question, means the actual knowledge of any of the Company’s Chief Executive Officer, Interim Chief Financial Officer, Chief Technology Officer and Chief Operating Officer (each, a “Knowledge Person” and collectively, “Knowledge Persons”).

“Law” means any federal, national, state, county, municipal, provincial, local, foreign, supranational or multinational law, act, statute, constitution, common law, ordinance, code, decree, writ, order, judgment, injunction, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Proceeding” means any claim, action, charge, complaint, lawsuit, litigation, audit, investigation, inquiry, proceeding, arbitration or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator or other tribunal.

“Lien” means any lien, security interest, deed of trust, mortgage, pledge, encumbrance, restriction on transfer, proxies, voting trusts or agreements, hypothecation, assignment, claim, right of way, defect in title, encroachment, easement, restrictive covenant, charge, deposit arrangement or preference, priority or other security agreement or

Annex A-7

preferential arrangement of any kind or nature whatsoever (including any restriction on the voting interest of any security, any restriction on the transfer of any security (except for those imposed by applicable securities Laws) or other asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

“Material Contract” means any of the following Contracts of the Company or any of its Subsidiaries:

(a)        any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries taken as a whole, that was filed or is required to be filed prior to the Closing Date, with the Company SEC Reports; and

(b)        except for the New Employment Agreements, any Contract with Dr. Jun Pei, Dr. Jun Ye, Dr. Mark McCord, Mr. Yupeng Cui, or any of their respective Affiliates.

“NASDAQ” means the Nasdaq Capital Market and any successor stock exchange or inter-dealer quotation system operated by the Nasdaq Capital Market or any successor thereto.

“Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person, including any amendments thereto.

“Parent Fundamental Representations” means the representations and warranties set forth in Article 5.

“Parent Termination Fee” means an amount equal to $5,000,000.

“Permitted Liens” means any of the following: (a) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established to the extent required by GAAP; (b) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other Liens or security interests that are not yet due or that are being contested in good faith and by appropriate proceedings; (c) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (d) pledges or deposits to secure the performance of appeal bonds, fidelity bonds and other obligations of a similar nature, in each case in the ordinary course of business; (e) easements, covenants and rights of way (unrecorded and of record) and other similar Liens (or other encumbrances), and zoning, building and other similar codes or restrictions, in each case imposed by any governmental authority having jurisdiction over the Leased Real Property and that do not adversely affect in any material respect, and are not violated by, the current use, operation or occupancy of such Leased Real Property or the operation of the business of the Company and its Subsidiaries thereon; (f) Liens the existence of which are disclosed in the notes to the most recent consolidated financial statements of the Company included in the Company SEC Reports; (g) any non-exclusive license of any Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business; and (h) statutory, common law or contractual liens (or other encumbrances of the type) securing payments not yet due including liens of landlords pursuant to the terms of any lease or liens against the interests of the landlord or owner of any Leased Real Property, in each case, unless caused by the Company or any of its Subsidiaries.

“Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

“Personal Information” means any Data or other information (including protected health information) (a) that, alone or when combined with other Data, identifies, allows the identification of, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with an individual, including any personally identifiable Data (e.g., name, address, phone number, email address, financial account number, payment card Data, government issued identifier, and health or medical information), or (b) that is otherwise protected by or subject to any applicable Laws concerning Data protection, privacy, or security, or considered personal information or personal data under applicable Laws.

Annex A-8

“Private Warrants” means the warrants to acquire up to 517,000 shares of Company Common Stock issued at the time of Growth Capital Acquisition Corp.’s initial public offering.

“Process” (or “Processing” or “Processed”) means any operation or set of operations which is performed on Data or other information or sets or collections thereof, such as the development, access, collection, use, adaption, recording, retrieval, organization, structuring, erasure, exploitation, processing, storage, sharing, copying, display, distribution, transfer, transmission, disclosure, aggregation, destruction, or disposal thereof.

“Public Warrants” means the warrants to acquire up to 862,500 shares of Company Common Stock issued and outstanding on the date of this Agreement originally issued as a component of the units sold in Growth Capital Acquisition Corp.’s initial public offering.

“Real Property” means real property, including all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto.

“Registered Intellectual Property” means all United States, international and foreign (a) Patents and Patent applications (including provisional applications); (b) registered Marks and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks, including, for clarity, internet domain names); and (c) registered Copyrights and applications for Copyright registration.

“Rolling Stockholders” means Dr. Jun Pei, Dr. Mark McCord and Yupeng Cui.

“Sanctioned Country” means any country or territory that is the subject of comprehensive Sanctions Laws (currently Cuba, Iran, North Korea, Syria, Crimea, the so-called Luhansk People’s Republic and so-called Donetsk People’s Republic, and the non-government controlled areas of the Kherson and Zaporizhzhia regions of Ukraine).

“Sanctioned Person” means any Person with whom dealings are restricted or prohibited pursuant to any Sanctions Laws, including (a) any Person identified in any sanctions list or regulation maintained by the United States, the United Kingdom, the European Union, Japan, the United Nations Security Council or other Governmental Authority administering Sanctions Laws; (b) any Person located, organized, or resident in, or a government instrumentality of, any Sanctioned Country and (c) any other person with whom dealings are restricted or prohibited under any Sanctions Laws, including by reason of a relationship of ownership, control, or agency with a person identified in (a) or (b).

“Sanctions Laws” means all Laws of the United States, the United Kingdom, the European Union, Japan, any other member state of the Organization for Economic Cooperation and Development, or the United Nations Security Council concerning embargoes, economic sanctions, export restrictions, the ability to make or receive international payments, the ability to engage in international transactions, or the ability to take an ownership interest in assets located in a foreign country, including without limitation those administered by the Office of Foreign Assets Control of the United States Department of Treasury, the Bureau of Industry and Security of the United States Department of Commerce, and the United States Department of State.

“SEC” means the United States Securities and Exchange Commission or any successor thereto.

“Section 721” means Section 721 of the Defense Production Act.

“Securities Act” means the Securities Act of 1933.

“Security Incident” means actions that have resulted in an actual or alleged cyber or security incident that have had or would reasonably be expected to have an adverse effect on a system (including Company Systems) or any Sensitive Information (including any Processed, stored, or transmitted thereby or contained therein), including an occurrence that has jeopardized or would reasonably be expected to jeopardize the confidentiality, integrity, or availability of a system or any Sensitive Information. A Security Incident includes incidents of security breach, denial of service, phishing attack, ransomware and malware attack; or the unauthorized entry, access, collection, use, processing, storage, sharing, distribution, transfer, disclosure, or destruction of, any Company Systems or Sensitive Information, or any loss, distribution, compromise or unauthorized disclosure of any of the foregoing.

“Sensitive Information” means, in any form or medium, any (a) Trade Secrets or other material confidential information, (b) privileged or proprietary information that, if compromised through any theft, interruption, modification, corruption, loss, misuse or unauthorized access or disclosure, could cause serious harm to the organization owning it, (c) information protected by Law, and (d) Personal Information.

Annex A-9

“Series A Certificate of Designations” means the Series A Certificate of Designations of the Series A Preferred Stock of the Company, dated as of January 18, 2023.

“Series A Preferred Stock” means the Series A Convertible Preferred Stock of the Company, par value $0.00001 per share, the terms of which are set forth in the Series A Certificate of Designations.

“Service Provider” means any director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries.

“Software” means, in any form or medium, any and all software and computer programs, source code, object code, software implementations of algorithms, models and methodologies, firmware, and application programming interfaces.

“Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (a) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (b) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person.

“Subsidiary Securities” has the same meaning ascribed to “Company Securities”, except that all references to “the Company” therein shall be deemed to be replaced with “any Subsidiary of the Company”.

“Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction that the Company Board or the Special Committee has determined in good faith (after consultation with its financial advisors and outside legal counsel) (a) has terms more favorable from a financial point of view to the Unaffiliated Stockholders than the Transaction (taking into account any proposal by Parent to amend the terms of this Agreement pursuant to Section 6.03(b)), and (b) is reasonably likely to be consummated on its terms (in the case of each of clauses (a) and (b), taking into account any legal, regulatory, financial, timing, financing and other aspects of such proposal, including the identity of the Person making the proposal). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”

“Supporting Stockholder” means each of Dr. Jun Pei, Dr. Jun Ye and Dr. Mark McCord.

“Tax” or “Taxes” means any taxes and similar assessments, fees, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, ad valorem, value added, turnover, sales, use, property, personal property (tangible and intangible), stamp, excise, duty, franchise, capital stock, transfer, payroll, employment, severance, and estimated tax, and any unclaimed property or escheat obligations, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority, whether disputed or not, and any secondary liabilities for any of the foregoing amounts payable as a transferee or successor, by assumption or by Contract or by operation of Law.

“Tax Return” means any return, report, statement, information return or other document (including any related or supporting information) filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Taxes.

“Transaction Documents” means this Agreement, the Rollover Agreement, the Voting Support Agreements and any other documents or agreements executed in connection with the transactions contemplated hereby or thereby.

“Transfer Taxes” means any transfer, sales, use, stamp, documentary, registration, value added or other similar Taxes; provided, for the avoidance of doubt, that Transfer Taxes shall not include any income, franchise or similar Taxes.

“Treasury Regulations” means the temporary and final regulations promulgated under the Code by the United States Department of Treasury.

“U.S. Business Day” means a “business day” as determined in accordance with Rule 100 of Regulation M promulgated by the SEC.

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“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, or any similar Laws regarding plant closings or mass layoffs.

“Warrant Agreement” means that certain Warrant Agreement, dated as of January 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company relating to the Warrants.

“Warrants” means the Private Warrants and the Public Warrants.

Section 1.02.    Index of Defined Terms. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Agreement	Preamble
Bylaws	4.01
Capitalization Date	4.07(a)
Certificate of Merger	2.03
Certificates	3.02(a)
CFIUS Notice	7.02(b)
Charter	4.01
Chosen Courts	10.10
Closing	2.02
Closing Date	2.02
Collective Bargaining Agreement	4.20(a)
Company	Preamble
Company Board	Recitals
Company Board Recommendation	Recitals
Company Intellectual Property	4.16(b)
Company Owned IP	4.16(b)
Company Preferred Stock	4.07(a)
Company SEC Reports	4.09
Company Securities	4.07(d)
Company Software	4.16(i)
Company Stockholder Meeting	7.04(a)
Confidentiality Agreement	10.04
Continuing Employee	7.11(a)
Copyrights	Definition of “Intellectual Property”
Craig-Hallum	4.26
D&O Insurance	7.10(c)
Data	Definition of “Intellectual Property”
DGCL	Recitals
Dissenting Shares	3.08(a)
Draft CFIUS Notice	7.02(b)
Effective Time	2.03
Electronic Delivery	10.14
End Date	9.01(c)
ePrivacy Directive	Definition of “Data Security Requirements”
Excluded Shares	3.01(d)
GDPR	Definition of “Data Security Requirements”
Holdco	Recitals
Indemnified Person	7.10(a)
Knowledge Persons	1.01
Koito Approval	Recitals
Lease	4.14(b)

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Term	Section Reference
Leased Real Property	4.14(b)
Marks	Definition of “Intellectual Property”
Merger	Recitals
Merger Consideration	3.01(e)(i)
Merger Sub	Preamble
New Employment Agreements	Recitals
New Employment Letter Agreements	Recitals
NHTSA	4.17(b)
Non-Recourse Party	10.12
Non-U.S. Benefit Plan	4.19(i)
Parent	Preamble
Party	Preamble
Patents	Definition of “Intellectual Property”
Paying Agent	3.02(a)
Proxy Statement	7.03(a)
Purchase Agreement	4.07(b)
Representatives	6.03(a)
Requisite Stockholder Approval	Section 4.04
Rollover Agreement	Recitals
Schedule 13E-3	7.03(b)
Special Committee	Recitals
Subsidiary Shares	3.01(b)
Surviving Corporation	Recitals
Termination Expenses	9.02(c)(iii)
Trade Secrets	Definition of “Intellectual Property”
Transaction	Recitals
Unaffiliated Stockholders	Recitals
Uncertificated Shares	3.02(a)
Voting Support Agreements	Recitals

Section 1.03.        Certain Interpretations.

(a)        When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated. When a reference is made in this Agreement to a Schedule or Exhibit, such reference is to a Schedule or Exhibit to this Agreement, as applicable, unless otherwise indicated.

(b)        When used herein, the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c)        Unless the context otherwise requires, “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d)        The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e)        When used in this Agreement, references to “$” or “Dollars” are references to U.S. dollars.

(f)         The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

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(g)        When reference is made to any Party to this Agreement or any other agreement or document, such reference includes such Party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(h)        Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(i)         A reference to any specific Law or to any provision of any Law includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Law will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued thereunder or pursuant thereto) as of such date.

(j)         References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof, except that for purposes of any representations and warranties in this Agreement that are made as of a specific date, references to any specific Contract will be deemed to refer to such Contract as of such date.

(k)        All accounting terms used herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.

(l)         The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(m)       The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(n)        The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(o)        No summary of this Agreement or any Exhibit or Schedule delivered herewith prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit or Schedule.

(p)        The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including any violation of Law or breach of Contract; or that such information is material or that such information is required to be referred to or disclosed under this Agreement.

(q)        The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.06 without notice or liability to any other Person. The representations and warranties in this Agreement represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely on the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(r)         All references to time shall refer to New York City time unless otherwise specified.

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Article 2
The Merger

Section 2.01.    The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, (a) Merger Sub shall be merged with and into the Company and (b) the separate corporate existence of Merger Sub shall cease and the Company shall continue its corporate existence under the DGCL as the Surviving Corporation.

Section 2.02.    Closing. The consummation of the Merger (the “Closing”) shall take place remotely by electronic exchange of documents and signatures at a time agreed upon by the Parties on or before the seventh (7th) Business Day after satisfaction or waiver of all of the conditions set forth in Article 8 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law and this Agreement, waiver of those conditions at the Closing) (the date on which the Closing occurs, the “Closing Date”).

Section 2.03.    Effective Time. As soon as practicable on the Closing Date, Parent and the Company shall cause a certificate of merger (the “Certificate of Merger”) to be executed and duly delivered to the Secretary of State of the State of Delaware for filing in such form as is required by the relevant provisions of the DGCL, and shall make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective upon the date and time of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or such later date and time as is agreed upon in writing by the Parties and specified in the Certificate of Merger (such date and time, the “Effective Time”). From and after the Effective Time, the Surviving Corporation shall possess all the property, rights, privileges, powers and franchises of the Company and Merger Sub, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation, all as provided in the DGCL.

Section 2.04.    Effects of the Merger. The Merger shall have the effects set forth in the DGCL, this Agreement and the Certificate of Merger.

Section 2.05.    Certificate of Incorporation. At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the certificate of incorporation of the Surviving Corporation shall be amended and restated in its entirety in the Merger in the form set forth in Exhibit A, and such amended and restated certificate of incorporation shall be the certificate of incorporation of the Surviving Corporation until, subject to Section 7.10, thereafter amended in accordance with its terms and as provided by applicable Law.

Section 2.06.    Bylaws. At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the bylaws of the Surviving Corporation shall be the bylaws of the Merger Sub as in effect immediately prior to the Effective Time until, subject to Section 7.10, thereafter amended in accordance with their terms and as provided by applicable Law; provided that the name of the Surviving Corporation shall be “Cepton, Inc.”

Section 2.07.    Directors and Officers. At the Effective Time, (i) the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in accordance with applicable Law or until their earlier death, resignation or removal. Prior to the Closing, the Company shall use its reasonable best efforts to deliver to Parent a letter executed by each director of the Company as requested by Parent, effectuating his or her resignation as member of the Company Board, to be effective as of the Effective Time.

Article 3
Effect of the Merger on Capital Stock

Section 3.01.    Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holder of any shares of capital stock of Merger Sub or the Company:

(a)        Conversion of Merger Sub Capital Stock. Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid and non-assessable share of common stock, par value $0.00001 per share, of the Surviving Corporation. From and

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after the Effective Time, all certificates representing shares of capital stock of Merger Sub (if any) shall be deemed to represent for all purposes the number of shares of the common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

(b)        Conversion of Company Common Stock held by Company Subsidiaries. Each share of Company Common Stock held by any Subsidiary of the Company immediately prior to the Effective Time (if any) (the “Subsidiary Shares”) shall be converted into such number of shares of stock of the Surviving Corporation such that each such Subsidiary owns the same percentage of the outstanding capital stock of the Surviving Corporation immediately following the Effective Time as such Subsidiary owned in the Company immediately prior to the Effective Time.

(c)        Treatment of Shares held by Parent or its Subsidiaries. Each share of Company Common Stock held by Parent or any of its Subsidiaries immediately prior to the Effective Time (including, for the avoidance of doubt, the shares of Company Common Stock contributed by the Rolling Stockholders and Parent to Holdco pursuant to the Rollover Agreement) shall remain outstanding as shares of common stock of the Surviving Corporation and shall not be cancelled.

(d)        Cancellation of Certain Shares. Each share of Company Common Stock owned by the Company as treasury stock immediately prior to the Effective Time (together with the shares of Company Common Stock to remain outstanding at the Effective Time pursuant to Section 3.01(c) above, collectively, the “Excluded Shares”) shall be canceled automatically and shall cease to exist, and no payment of the Merger Consideration shall be made with respect thereto.

(e)        Conversion of Company Common Stock.

(i)     Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than the Subsidiary Shares, Excluded Shares and Dissenting Shares) shall, at the Effective Time, be converted automatically into and shall thereafter represent only the right to receive $3.17 per share (the “Merger Consideration”), without interest and subject to applicable withholding in accordance with Section 3.10, payable upon surrender of such shares in accordance with Section 3.02.

(ii)    As of the Effective Time, all shares of Company Common Stock that have been converted pursuant to Section 3.01(e)(i) shall be canceled automatically and shall cease to exist, and the holders of such shares shall cease to have any rights with respect to those shares, other than the right to receive the Merger Consideration in accordance with Section 3.01(e)(i).

(f)         Treatment of Series A Preferred Stock. Each share of Series A Preferred Stock issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall not be canceled.

(g)        Equitable Adjustment. If between the date of this Agreement and the Effective Time the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the Merger Consideration shall be appropriately adjusted to reflect such stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change.

Section 3.02.    Surrender and Payment.

(a)        Prior to the Effective Time, Parent shall appoint an agent reasonably acceptable to the Company (the “Paying Agent”) for the purpose of payment of the Merger Consideration in exchange for (i) certificates representing shares of Company Common Stock (the “Certificates”) or (ii) uncertificated shares of the Company Common Stock (the “Uncertificated Shares”). Prior to the Effective Time, Parent shall make available (or cause to be made available) to the Paying Agent the Merger Consideration to be paid in respect of the Certificates and the Uncertificated Shares. Promptly after the Effective Time, Parent shall send, or shall cause the Paying Agent to send, to each holder of shares of Company Common Stock at the Effective Time a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Paying Agent) for use in such exchange.

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(b)        Each holder of shares of Company Common Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive, upon (i) surrender to the Paying Agent of a Certificate, together with a properly completed letter of transmittal, or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration in respect of the Company Common Stock represented by a Certificate or Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration.

(c)        If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Paying Agent any Transfer Taxes or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Paying Agent that such Tax has been paid or is not payable.

(d)        After the Effective Time, there shall be no further registration of transfers of shares of Company Common Stock that have been cancelled or converted into Merger Consideration. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Paying Agent, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 3.

(e)        Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 3.02(a) that remains unclaimed by the holders of shares of Company Common Stock twelve months after the Effective Time shall be returned to the Surviving Corporation, upon demand, and any such holder who has not exchanged shares of Company Common Stock for the Merger Consideration in accordance with this Section 3.02 prior to that time shall thereafter look only to Parent or the Surviving Corporation for payment of the Merger Consideration in respect of such shares without any interest thereon. Notwithstanding the foregoing, Parent shall not be liable to any holder of shares of Company Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws.

Section 3.03.    Company Options. At or immediately prior to the Effective Time, each Company Option that is outstanding immediately prior to the Effective Time, whether or not vested or exercisable, shall be canceled, and the holder of any such option shall be entitled to receive, at or promptly after the Effective Time, for such Company Option an amount in cash, less any withholding Taxes, determined by multiplying (a) the excess, if any, of the per share Merger Consideration over the applicable exercise price per share of such Company Option by (b) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time. Such cash consideration payable shall be promptly paid through the Surviving Corporation’s payroll procedures or by the Paying Agent, as applicable. For purposes of clarity, any Company Option with a per share exercise price that is greater than or equal to the per share Merger Consideration shall be cancelled at the Effective Time without payment of any consideration therefor. Prior to the Effective Time, the Compensation Committee and/or the Company Board shall adopt any resolutions and take any actions that are necessary or appropriate to effectuate the provisions of this Section 3.03.

Section 3.04.    Company RSUs. At or immediately prior to the Effective Time, each Company RSU that is outstanding immediately prior to the Effective Time, whether or not vested, shall be canceled, and the holder of any such Company RSU shall be entitled to receive (without interest) at or promptly after the Effective Time for each such Company RSU an amount in cash, less any withholding Taxes, determined by multiplying the per share Merger Consideration by the number of shares of Company Common Stock underlying such Company RSU immediately prior to the Effective Time; provided, that as to any such Company RSU that is not vested as of the Effective Time (after giving effect to any acceleration under the terms of the Company RSU that may apply in connection with the Merger), the Merger Consideration for such unvested Company RSU shall remain subject to the vesting conditions that applied to such Company RSU immediately prior to the Effective Time (including any provisions for accelerated vesting of such Company RSU in connection with a termination of the holder’s employment) and shall be payable only if and to the extent such vesting conditions are satisfied; provided, further, that with respect to any Company RSU that is subject to Section 409A of the Code, payment in respect of such award shall be made on the

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first date that will not result in the imposition of any Tax under Section 409A of the Code. Such cash consideration shall be paid through the Surviving Corporation’s payroll procedures or by the Paying Agent, as applicable, promptly following the Effective Time, or, if later, the vesting date of such payment. Prior to the Effective Time, the Compensation Committee and/or the Company Board shall adopt any resolutions and take any actions that are necessary or appropriate to effectuate the provisions of this Section 3.04.

Section 3.05.    Company PSUs. At or immediately prior to the Effective Time, (a) each Company PSU that is outstanding immediately prior to the Effective Time shall vest as to the number of Company PSUs determined in accordance with the applicable award agreement and shall be canceled and converted into the right to receive (without interest) an amount in cash determined by multiplying the per share Merger Consideration by the number of shares of Company Common Stock underlying such vested Company PSUs, less any withholding Taxes, and (b) each Company PSU that is not vested as of immediately prior to the Effective Time after giving effect to the foregoing clause (a) shall be canceled at the Effective Time without payment of any consideration therefor. Any cash consideration payable pursuant to clause (a) shall be paid through the Surviving Corporation’s payroll procedures or by the Paying Agent, as applicable. Prior to the Effective Time, the Compensation Committee and/or the Company Board shall adopt any resolutions and take any actions that are necessary or appropriate to effectuate the provisions of this Section 3.05.

Section 3.06.    Warrants. At the Effective Time, each Warrant that is outstanding and unexercised immediately prior to the Effective Time shall be treated in accordance with the terms and conditions of the Warrant Agreement, including Section 4.04 (Replacement of Securities upon Reorganization, etc.) thereof.

Section 3.07.    Earnout Shares. At the Effective Time, any Earnout Shares shall be treated in accordance with the terms and conditions of the Business Combination Agreement, including Section 3.06 (Earnout Shares) and Annex I (Earnout Merger Consideration) thereof.

Section 3.08.    Dissenting Shares.

(a)        Notwithstanding any provision of this Agreement to the contrary (but subject to the other provisions of this Section 3.08), any shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and for which the holder thereof is entitled to demand and properly demands the appraisal of such shares in accordance with, and complies in all respects with, Section 262 of the DGCL (collectively, the “Dissenting Shares”), shall not be converted into the right to receive the Merger Consideration in accordance with Section 3.01. At the Effective Time, (i) all Dissenting Shares shall be canceled and cease to exist and (ii) the holders of Dissenting Shares shall be entitled only to such rights as may be granted to them under Section 262 of the DGCL.

(b)        Notwithstanding the provisions of Section 3.08(a), if any holder of Dissenting Shares effectively withdraws or loses such appraisal rights (through failure to perfect such appraisal rights or otherwise), then that holder’s shares (i) shall be deemed no longer to be Dissenting Shares and (ii) shall be treated as if they had been converted automatically at the Effective Time into the right to receive the Merger Consideration upon adherence to the procedures set forth in Section 3.02.

(c)        The Company shall give Parent (i) prompt written notice of any demands for appraisal of any shares of Company Common Stock, the withdrawals of such demands and any other instrument served on the Company under the DGCL relating to stockholders’ appraisal rights and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to such demands for appraisal. The Company shall not make any payment with respect to any demands for appraisal or offer to settle or settle any such demands for appraisal without the written consent of Parent.

Section 3.09.    Further Action. The Parties agree to take all necessary action to cause the Merger to become effective in accordance with this Article 3. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Company and otherwise) to take such action.

Section 3.10.    Withholding. Notwithstanding any other provision of this Agreement, Parent (including any Affiliate of Parent), Merger Sub, the Surviving Corporation and the Paying Agent, as applicable, shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amount payable pursuant to this Agreement

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such Taxes that are required to be deducted and withheld from such amounts under applicable Law (as determined by Parent, Merger Sub, the Surviving Corporation, or the Paying Agent, respectively). To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be (a) timely remitted to the appropriate Governmental Authority and (b) to the extent so remitted, treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. Parent shall reasonably cooperate with the Company to reduce or eliminate any applicable withholding.

Article 4
Representations and Warranties of the Company

With respect to any Section of this Article 4, except as disclosed in the Company SEC Reports filed by the Company or furnished by the Company to the SEC, in each case pursuant to the Exchange Act on or after February 10, 2022 and at least two (2) Business Days prior to the date hereof (provided that in no event will any disclosure in the Company SEC Reports qualify or limit the Company Fundamental Representations), or as set forth in the Company Disclosure Letter, the Company hereby represents and warrants to each of Parent and Merger Sub as follows:

Section 4.01.     Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the DGCL. The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the Second Amended and Restated Certificate of Incorporation and the Amendment to the Second Amended and Restated Certificate of Incorporation effective September 21, 2023 (together, the “Charter”) and the Amended and Restated Bylaws of the Company (the “Bylaws”), each as amended to date. The Company is not in violation of the Charter or the Bylaws.

Section 4.02.    Corporate Power; Enforceability.

(a)        The Company has the requisite corporate power and authority to: (i) execute and deliver this Agreement and the other Transaction Documents to which the Company is a party; (ii) perform its covenants and obligations hereunder and thereunder; and (iii) subject to receiving the Requisite Stockholder Approval, consummate the Transaction and the transactions contemplated by the other applicable Transaction Documents. The execution and delivery of this Agreement and the other applicable Transaction Documents by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Transaction and the transactions contemplated by the other applicable Transaction Documents, have been duly authorized and approved by the Company Board, or any duly authorized committee thereof, and no other corporate action on the part of the Company is necessary to authorize the execution and delivery of this Agreement or the other applicable Transaction Documents, the performance by the Company of its covenants and obligations and the consummation by the Company of the Transaction and the transactions contemplated by the other applicable Transaction Documents. This Agreement and each other applicable Transaction Document have been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability: (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity.

Section 4.03.    Company Board Approval; Anti-Takeover Laws.

(a)        Company Board Approval. The Company Board (acting upon the unanimous recommendation of the Special Committee), at a meeting duly called and held, has adopted resolutions, prior to the execution of this Agreement, (i) determining that the Transaction is fair to and in the best interests of the Company and its Unaffiliated Stockholders, (ii) approving, adopting and declaring advisable this Agreement and the other Transaction Documents to which the Company is a party, (iii) directing that this Agreement and the Transaction be submitted to the Company Stockholders for adoption, and (iv) subject to the terms of this Agreement, making the Company Board Recommendation.

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(b)        Anti-Takeover Laws. The Company Board, or any duly authorized committee thereof, has taken all necessary actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in Section 203 of the DGCL) shall not apply to the execution, delivery or performance of this Agreement or the consummation of the Transaction or the transactions contemplated by the other Transaction Documents, and any other similar applicable “anti-takeover” Law will not be applicable to this Agreement or the other Transaction Documents or the consummation of the Transaction or any transaction contemplated by the other Transaction Documents.

Section 4.04.    Requisite Stockholder Approval. The only vote or approval of the holders of any class or series of capital stock of the Company necessary under applicable Law, the NASDAQ rules, the Charter or the Bylaws to consummate the Transaction is the affirmative vote and approval of a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote thereon (the “Requisite Stockholder Approval”).

Section 4.05.    Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Transaction and the transactions contemplated by the other Transaction Documents do not: (a) violate or conflict with any provision of the Charter or the Bylaws; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the vesting or receipt of any benefit or value to a third party, pursuant to any Material Contract; (c) assuming compliance with the matters referred to in Section 4.06 and, in the case of the consummation of the Transaction, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any Law or order applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such consents as have been obtained and violations, conflicts, breaches, defaults, terminations, accelerations or Liens that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

Section 4.06.    Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company in connection with: (a) the execution and delivery by the Company of this Agreement and the other Transaction Documents to which the Company is a party; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement and the other applicable Transaction Documents; or (c) the consummation of the Transaction and the other transactions contemplated by the other applicable Transaction Documents, except (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (ii) such filings and approvals as may be required by any applicable federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, (iii) compliance with any applicable requirements of NASDAQ, (iv) compliance with any applicable requirements of any applicable Antitrust Laws, (v) the CFIUS Approval (if applicable) and (vi) such other Governmental Authorizations the failure of which to obtain would not reasonably be expected to have a Company Material Adverse Effect.

Section 4.07.    Company Capitalization.

(a)        Capital Stock. The authorized capital stock of the Company consists of (i) 35,000,000 shares of Company Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.00001 per share, of the Company (the “Company Preferred Stock”). As of 5:00 p.m. New York City time on July 26, 2024 (such time and date, the “Capitalization Date”): (A) 16,043,207 shares of Company Common Stock were issued and outstanding; (B) 100,000 shares of Series A Preferred Stock were issued and outstanding; (C) no shares of Company Preferred Stock (other than the Series A Preferred Stock) were outstanding and (D) no shares of Company Common Stock were held by the Company as treasury shares. All issued and outstanding shares of Company Common Stock are duly authorized and validly issued, fully paid, nonassessable and free of any preemptive rights. From the Capitalization Date to the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting or settlement of Company Options, Company RSUs and Company PSUs granted prior to the date of this Agreement in accordance with their respective terms or pursuant to the exercise of the Warrants in accordance with their terms.

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(b)        Stock Reservation and Awards. As of the Capitalization Date, the Company has reserved a total of 2,184,131 shares of Company Common Stock for issuance pursuant to the Company’s 2022 Equity Incentive Plan, which number consists of 1,396,126 shares of Company Common Stock subject to outstanding awards under that plan, 29,036 shares of Company Common Stock that have been issued pursuant to the exercise or payment of awards granted under that plan, and 758,969 shares of Company Common Stock that were then available for new award grants under that plan. The Company has not granted any Company Options or issued any shares of Company Common Stock under its Employee Stock Purchase Plan, and the Company’s authority to grant new awards under its 2016 Stock Incentive Plan has terminated. In addition, as of the Capitalization Date, the following shares that have been reserved for issuance by the Company: 1,380,000 shares of Company Common Stock for issuance pursuant to the Warrants, 1,300,000 shares of Company Common Stock for issuance in respect of the Earnout Shares, and 1,335,719 shares for issuance pursuant to the Purchase Agreement entered into with Lincoln Park Capital Fund, LLC, dated as of November 24, 2021 (the “Purchase Agreement”). As of the Capitalization Date, there were outstanding: (i) Company Options to acquire 1,056,187 shares of Company Common Stock with a weighted average exercise price of $17.10; (ii) 1,389,426 shares of Company Common Stock subject to outstanding Company RSUs; and (iii) 6,700 shares of Company Common Stock subject to outstanding Company PSUs (based on target achievement, if applicable).

(c)        Company Options. Section 4.07(c) of the Company Disclosure Letter sets forth a listing of (i) all outstanding Company Options, as of the date hereof; (ii) the date of grant and name of the holder of each Company Option; (iii) the exercise price thereof; (iv) the vesting schedule therefor; and (v) whether or not such Company Option was intended at grant to qualify as an “incentive stock option” within the meaning of Section 422 of the Code. Each Company Option was granted in accordance with the terms of the Company Stock Plan and in material compliance with all other applicable Law, and the exercise price per share thereof was no less than the fair market value (within the meaning of Section 409A of the Code) of a share of Company Common Stock on the applicable grant date. Each Company Option may, by its terms, be treated as set forth in Section 3.03 of this Agreement.

(d)        Company Securities. Except as set forth in this Section 4.07, as of the Capitalization Date there were: (i) no issued and outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants, earnouts, or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company; (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company; (vi) no other obligations of the Company to make any payment based on the price or value of any of the items in the foregoing clauses (i) through (v) (the items in clauses (i), (ii), (iii), (iv), (v) and (vi), collectively, the “Company Securities”); (vii) no voting trusts, proxies or similar arrangements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company; and (viii) no obligations or binding commitments of any character restricting the transfer of any shares of capital stock of, or other equity or voting interest in, the Company to which the Company is a party or by which it is bound. Except as may be permitted or required under the Company Stock Plans, the Company is not a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding Company Securities. The Company does not have a stockholder rights plan in effect or outstanding bonds, debentures, notes or other similar obligations which provide such holder the right to vote with the holders of shares of Company Common Stock on any matter. The announcement or consummation of the Transaction will not, in and of themselves, result in any vesting, acceleration or the receipt of any rights, benefits or value under any issued and outstanding Company Securities (excluding any Company Securities issued under an Employee Plan or Company Stock Plan, which are addressed by Section 4.19(g)).

(e)        Other Rights. Other than the Investor Rights Agreement or the Series A Certificate of Designations, the Company is not a party to any Contract relating to the voting of, requiring registration of, or granting anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

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Section 4.08.    Subsidiaries.

(a)        Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of the jurisdiction of its organization and (ii) has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except in each case as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b)        Cepton Technologies is wholly owned by the Company, directly, free and clear of any Liens (other than Permitted Liens) and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of the capital stock or securities of such Subsidiary).

(c)        Except as would not reasonably be expected to have a Company Material Adverse Effect: (i) each of the Subsidiaries of the Company (other than Cepton Technologies) is wholly owned by the Company, directly or indirectly, free and clear of any Liens; (ii) the Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company, and the Company directly or indirectly owns all outstanding Subsidiary Securities; (iii) no Subsidiary of the Company owns any shares of capital stock or other securities of the Company; (iv) neither the Company nor any of its Subsidiaries has any Contract pursuant to which it is obligated to make any investment (in the form of a loan, capital contribution or otherwise) in any Person (other than the Company with respect to its Subsidiaries and the Subsidiaries with respect to each other).

Section 4.09.    Company SEC Reports. Since February 10, 2022 and through the date of this Agreement, the Company has filed or furnished all forms, reports and documents with the SEC that have been required to be filed or furnished by it pursuant to applicable Laws (the “Company SEC Reports”) prior to the date of this Agreement. Each such Company SEC Report complied in all material respects, as of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing) with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

Section 4.10.    Company Financial Statements; Internal Controls.

(a)        Company Financial Statements. The consolidated financial statements (including any related notes and schedules) of the Company filed with the Company SEC Reports: (i) were prepared in accordance Regulation S-X under the Exchange Act and with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); (ii) complied, as of their respective date of filing with the SEC in all material respects, with the published rules and regulations of the SEC with respect thereto and (iii) fairly present, in all material respects, the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end and audit adjustments). Except as have been described in the Company SEC Reports, there are no off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.

(b)        Disclosure Controls and Procedures. Except as is not required in reliance on exemptions from various reporting requirements by virtue of the Company’s status as an “emerging growth company” within the meaning of the Securities Act or “smaller reporting company” within the meaning of the Exchange Act, the Company has established and maintains, and at all times since February 10, 2022 has maintained, “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act) that (i) are with respect to disclosure controls and procedures,

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reasonably designed to ensure that all material information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such material information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports, and (ii) with respect to internal control over financial reporting, sufficient in all material respects to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (B) that transactions are executed only in accordance with the authorization of management and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s properties or assets, in each case that could have a material effect on the Company’s financial statements.

(c)        Internal Controls. The Company has established and maintains a system of internal accounting controls that are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of: (i) any significant deficiency or material weakness in the system of internal control over financial reporting used by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries. Since February 10, 2022, neither the Company nor any of its Subsidiaries nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received any written complaint, allegation, assertion, or claim (or otherwise has been informed) that the Company or any of its Subsidiaries has engaged in improper or illegal accounting or auditing practices or maintains improper or inadequate internal accounting controls.

(d)        As of the date of this Agreement, there are no outstanding or unresolved comments in any comment letters from the staff of the SEC relating to the Company’s SEC Reports and received by the Company prior to the date of this Agreement. None of the Company’s SEC Reports filed on or prior to the date of this Agreement, is, to the Company’s Knowledge, subject to ongoing SEC review or investigation.

Section 4.11.    No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP or notes thereto, other than liabilities: (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement, (b) arising pursuant to this Agreement or the other Transaction Documents or incurred in connection with the Transaction or the transactions contemplated by the other Transaction Documents; or (c) incurred in the ordinary course of business; in each case that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect).

Section 4.12.    Absence of Certain Changes.

(a)        Since December 31, 2023 through the date of this Agreement: (i) the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course of business; and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Closing without Parent’s consent, would constitute a breach of, or require consent of Parent under Section 6.02 other than the issuance and sale of shares of Company Common Stock pursuant to the Purchase Agreement prior to the date of this Agreement in the amount disclosed in writing to Parent prior to the date of this Agreement.

(b)        Since December 31, 2023 through the date of this Agreement, there has not been any effect, change, development or occurrence that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.

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Section 4.13.    Material Contracts.

(a)        Validity. Each Material Contract (other than any Material Contract that has expired in accordance with its terms) is valid and binding on the Company or each Subsidiary of the Company that is a party thereto (as the case may be) and, to the Knowledge of the Company, any other party thereto and is enforceable in accordance with its terms, and is in full force and effect, except where the failure to be valid and binding and in full force and effect has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where the failure to fully perform has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. No event has occurred that, whether or not with notice or lapse of time or both, would constitute such a breach, default, acceleration of rights or an event of termination pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches, defaults, acceleration or termination that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under any Material Contract.

(b)        None of the Company or any of its Subsidiaries is a party to any of the following Contracts:

(i)        any material joint venture, partnership or similar Contract;

(ii)       any Contract containing any covenant (A) limiting the right of the Company or any of its Subsidiaries to engage in any line of business or any geographic area that is material to the Company and its Subsidiaries, taken as a whole, or (B) materially limiting the rights of the Company or any of its Subsidiaries, taken as a whole, pursuant to any “minimum requirement,” “most favored nation” or “exclusivity” provisions;

(iii)      any material Contract with any Governmental Authority; or

(iv)      any Contract for an Acquisition Transaction, other than the Confidentiality Agreement or any confidentiality agreement entered into in connection with the Company’s consideration of an Acquisition Transaction or Acquisition Proposal (i) prior to the date hereof or (ii) after the date hereof in compliance with Section 6.03.

Section 4.14.    Real Property.

(a)        No Owned Real Property. Neither the Company nor any of its Subsidiaries own any interest in Real Property.

(b)        Leased Real Property. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: the Company or one of its Subsidiaries has valid leasehold estates in the Company or any of its Subsidiaries, leases, subleases, uses or occupies, or has the right to use or occupy, now or in the future, any Real Property for which the annual rent (excluding common area maintenance charges) is in excess of $140,000 (such property, the “Leased Real Property,” and each such lease, sublease, license or other agreement, a “Lease”), free and clear of all Liens (other than Permitted Liens); each Lease is legal, valid, binding, enforceable and in full force and effect; neither the Company’s nor any of its Subsidiaries’ possession and quiet enjoyment of the Leased Real Property under any Lease has been disturbed, and there are no disputes with respect to any such Lease in any material respect; neither the Company nor any of its Subsidiaries is in breach of or default pursuant to any Lease; and there are no subleases, licenses or similar agreements granting to any Person, other than the Company or any of its Subsidiaries, any right to use or occupy the Leased Real Property or any portion thereof, now or in the future.

Section 4.15.    Environmental Matters. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (a) the Company and its Subsidiaries are and, since January 1, 2019 (or earlier if unresolved), have been, in compliance with all applicable Environmental Laws and Environmental Permits, which compliance includes obtaining, maintaining and renewing all Environmental Permits; (b) since January 1, 2019 (or earlier if unresolved), no notice of violation or other notice, report, order, directive or other information has been received by the Company or any of its Subsidiaries related to any Environmental Law, Environmental Permit or Hazardous Material; (c) no Legal Proceeding is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to any Environmental Law, Environmental Permit or Hazardous

Annex A-23

Material; (d) neither the Company nor any of its Subsidiaries has transported, manufactured, distributed, handled, stored, treated, released, disposed or arranged for disposal of, or exposed any Person to, any Hazardous Materials, in a manner that has resulted in an investigation or required cleanup by, or otherwise resulted in the liability of, the Company or any of its Subsidiaries; (e) no Hazardous Material has been discharged, disposed of, dumped, injected, pumped, deposited, spilled, leaked, emitted or released at, on, under, to, in or from (A) any property or facility now or previously owned, leased or operated by or (B) any property or facility to which any Hazardous Material has been transported for disposal, recycling or treatment by or on behalf of, in each case the Company or any of its Subsidiaries (or any of their respective predecessors); and (f) neither the Company nor its Subsidiaries have assumed, provided an indemnity with respect to or otherwise become subject to the liability of any other Person under Environmental Laws.

Section 4.16.    Intellectual Property.

(a)        The Company has made available to Parent a true, correct and complete list as of the date of this Agreement of all Patents owned by, or registered in the name of Cepton Technologies (for each, indicating, as applicable, the owner(s), filing or registration number, title, jurisdiction, date of issuance, and current record applicant(s) and registrants).

(b)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company or one of its Subsidiaries, as applicable, owns all Registered Intellectual Property and all other Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries (collectively, and together with the Registered Intellectual Property, the “Company Owned IP”), and to the Knowledge of the Company is licensed or otherwise possesses adequate rights to use pursuant to a valid license or subscription agreement, all material Intellectual Property used or held for use in, or necessary for, their respective businesses as currently conducted (collectively, and together with the Company Owned IP, the “Company Intellectual Property”), in each case free and clear of all Liens (except for Permitted Liens).

(c)        The Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect all of the Company Owned IP, including the secrecy, confidentiality and value of the material Trade Secrets of the Company and its Subsidiaries. All past and present employees, consultants and contractors of the Company and its Subsidiaries (except, solely with respect to Persons that the Company and its Subsidiaries have not engaged or employed in the past five (5) years, to the Knowledge of the Company) who have had access to material Trade Secrets of the Company and its Subsidiaries or have authored, developed or otherwise created any material Intellectual Property for or on behalf of the Company and its Subsidiaries, have executed valid written agreements pursuant to which such Person (i) is bound to maintain and protect the confidential information of the Company and its Subsidiaries, and (ii) assigns, pursuant to a present assignment, to the Company or its applicable Subsidiaries, sole ownership of all Intellectual Property authored, developed or otherwise created by such Person in the course of such Person’s employment or other engagement with the Company and its Subsidiaries, in accordance with applicable Laws and without further consideration or any restrictions or obligations on the Company or any of its Subsidiaries, and to the Knowledge of the Company, such agreements are valid and enforceable in accordance with their terms.

(d)        No material Company Owned IP is subject to any consent, settlement, decree, order, injunction, judgment or ruling prohibiting or restricting the Company’s or any of its Subsidiaries’ use, ownership, enforcement or other exploitation or disposition thereof.

(e)        The transactions contemplated by this Agreement and the consummation thereof will not alter, encumber, impair or otherwise extinguish any right, title or interest of the Company or any of its Subsidiaries in or to any Company Owned IP. There exist no material restrictions on the disclosure, use, license or transfer of the Company Owned IP, and all of the Company Owned IP will be owned by the Surviving Corporation and its Subsidiaries immediately after the Closing.

(f)         There are no claims by any Person that are either pending or made or, to the Knowledge of the Company, threatened in writing since January 1, 2019, (i) alleging infringement, misappropriation, or other violation by the Company or any of its Subsidiaries of any Intellectual Property of such Person, or (ii) contesting the validity, use, ownership, enforceability, patentability or registrability of any material Company Owned IP, excluding any

Annex A-24

ordinary course “office actions” received by the Company or a Subsidiary in connection with the prosecution of Patents. Neither the Company nor any of its Subsidiaries has received any written notices or written requests for indemnification from any third party related to any of the foregoing matters in clauses (i) and (ii).

(g)        (i) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries, nor the conduct of the business of the Company and its Subsidiaries, including the sale or licensing of Company Products, infringes, misappropriates, or otherwise violates or, since January 1, 2019, has infringed, misappropriated, or otherwise violated, any Intellectual Property of any Person in any material respect; (ii) neither the Company nor any of its Subsidiaries has received any written notices regarding any of the foregoing matters in clause (i) (including any cease and desist letters, demands or unsolicited offers to license any Intellectual Property from any Person); and (iii) to the Knowledge of the Company as of the date of this Agreement, no Person is infringing, misappropriating, or otherwise violating any material Company Owned IP.

(h)        The Company and its Subsidiaries own, lease, license, or otherwise have the valid right to use all material Company Systems, and such Company Systems are sufficient in all material respects for the needs of the Company’s and its Subsidiaries’ businesses, as conducted as of the date hereof, and the Company and its Subsidiaries have purchased or otherwise have sufficient license rights for all material third party Software used in their operations as of the date hereof. With respect to the Company Systems: (i) the Company and its Subsidiaries have a commercially reasonable disaster recovery plan in place, and (ii) to the Knowledge of the Company, there have not been any material malfunctions, failures, or continued substandard performance that have not been remedied in all material respects.

(i)         The material proprietary Software owned by the Company and its Subsidiaries (the “Company Software”) is not subject to any “copyleft” or other obligation or condition (including any obligation or condition under any “open source” license) that (A) requires, or conditions the use or distribution of such Software, on the disclosure, licensing, or distribution of any source code for any portion of such Company Software or (B) otherwise imposes any limitation or restriction on the right or ability of the Company or any of its Subsidiaries to use, license, distribute, or otherwise exploit any portion of the Company Software (including, for clarity, any limitation on the compensation that the Company or any of its Subsidiaries may charge in the marketing, licensing, sale, distribution, or other commercial exploitation or other use of such Company Software or any requirement that such Company Software be disclosed, licensed or distributed for the purpose of making derivative works, but excluding any obligation for the Company to provide attribution for the author of such Software). The Company and its Subsidiaries possess all source code and other documentation and materials reasonably necessary for a developer competent in the programming language for such Software to compile, operate and maintain the Company Software. All Company Software operates in all material respects in accordance with its requirements, technical, end-user and other documentation. To the Knowledge of the Company, there are no viruses, “worms”, “time bombs”, “key-locks”, Trojan horses or similar disabling codes, programs or devices in any of the Company Software, or any other codes, programs or devices designed to disrupt or interfere with the operation of the Company Software or equipment upon which the Company Software operates, or the integrity of the Data, information or signals the Company Software produces in a manner adverse to the Company, any of its Subsidiaries, any customer, licensee or other Person. The Company and its Subsidiaries have not delivered, licensed, or made available any source code for any Company Software to any escrow agent or other Person who is not an employee, contractor or other service provider of the Company or any of its Subsidiaries and subject to appropriate confidentiality obligations, and the Company and its Subsidiaries are not subject to any obligation (whether present, contingent, or otherwise) deliver, license, or make available any such source code.

(j)         Since January 1, 2019: (i) the Company and its Subsidiaries (including the conduct of their respective businesses and their Processing of Data) have complied with all Data Security Requirements in all material respects; (ii) to the Knowledge of the Company, there has not been any material Security Incident; and (iii) the Company and its Subsidiaries have taken commercially reasonable actions, including instituting commercially reasonable physical, technical, and administrative security measures and policies, designed to protect the security and integrity of the Company Systems and all Data stored or contained therein or transmitted thereby and all Sensitive Information collected or possessed by them from and against unauthorized access, use, or disclosure, including by installing all patches applicable to the Company Systems and updating the Company Systems to current versions of third party Software in a reasonably timely manner. Since January 1, 2019, neither the Company nor any of its Subsidiaries has provided or been legally required to provide any notices to data owners in connection with (A) any unauthorized access, use or disclosure of Sensitive Information or (B) material violation of any Data Security Requirement.

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Neither the Company nor its Subsidiaries (1) has received any written complaint from any Person regarding any Data Security Requirements, Security Incident, or Sensitive Information or (2) has been subject to any investigations or audits (other than audits commissioned in response to contractual requirements related to security and vulnerability testing in commercial contracts, self-initiated audits, and/or certifications) concerning any Data Security Requirements, Security Incident, or Sensitive Information.

(k)        To the extent that the Company or any of its Subsidiaries has: (i) purchased, licensed or otherwise acquired for compensation any Personal Information, it has done so in accordance with all Data Security Requirements in all material respects; or (ii) obtained Personal Information from any publicly-available sources, including websites, it has done so in accordance with the terms and conditions attaching to the use of that publicly-available source and in accordance with all Data Security Requirements in all material respects. The Company and its Subsidiaries have engaged in the Processing of Data (and caused third parties to engage in the Processing of Data) only with respect to any third party Data as they are authorized to so engage by applicable Data Security Requirements. The Company and its Subsidiaries in respect of each Processing activity that they carry out as a Controller (as defined in Article 4(7) of the GDPR) to the extent applicable under the GDPR: (A) have, and have had, a lawful basis for Processing Personal Information, including obtaining or contractually obligating others to obtain on the Company’s behalf all requisite consents from data subjects (where consent is relied upon by the Company or its Subsidiaries as the legal basis for Processing), in accordance with the GDPR and ePrivacy Directive; (B) have, prior to Processing any Personal Information, made available (to the standard required under the GDPR) materially accurate processing information that meets the requirements of the GDPR; (C) have entered into a written agreement with all third party data processors which complies in all material respects with the requirements of the GDPR; and (D) comply, and have complied with all principles set out in Article 5 of the GDPR in all material respects.

Section 4.17.    Products.

(a)        Each of the Company Products is, and at all times up to and including the sale thereof has been, (i) in compliance in all material respects with all applicable Laws and (ii) fit for the ordinary purposes for which it is intended to be used and conforms in all material respects to any promises or affirmations of fact made on the container or label for such product or in connection with its sale.

(b)        Since January 1, 2019 through the date of this Agreement, the Company and its Subsidiaries have not received any material written notices or other correspondence from the National Highway Traffic Safety Administration (“NHTSA”), or any Foreign Regulatory Authority relating to any Company Products, nor is there any pending, or to the Knowledge of the Company, threatened material claim by NHTSA or any Foreign Regulatory Authority against the Company or any of its Subsidiaries relating to an alleged defect or noncompliance in any Company Products. Since January 1, 2019 through the date of this Agreement, there has not been nor is there under consideration by any committee or team responsible for the oversight, investigation and remediation of product quality, noncompliance, defect, warranty, recall or customer campaign matters, any recall, customer satisfaction program or post sale warning of a material nature concerning any Company Products. Since January 1, 2019, the Company and its Subsidiaries have, to the extent applicable, complied with the requirements of the Transportation Recall Enhancement, Accountability and Documentation Act and implementing regulations of the NHTSA, including the Reporting of Early Warning Information Regulation (49 CFR Part 579, subpart C), and Reporting of Safety Recalls and Other Safety Campaigns in Foreign Countries Regulation (49 CFR Part 579, subpart B).

Section 4.18.    Tax Matters.

(a)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and its Subsidiaries has: (i) timely filed (taking into account valid extensions) all Tax Returns required to be filed by it; (ii) paid all Taxes that are due and payable by it, except for those being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; and (iii) reflected or otherwise reserved against in its books in accordance with GAAP an amount reasonably adequate for the payment of all material amounts of Taxes for the taxable period subsequent to the latest period to which such Tax Returns apply.

(b)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (i) no audits or other examinations with respect to Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing, except for any audit or other examination for

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which adequate reserves have been made (in accordance with GAAP); (ii) neither the Company nor any of its Subsidiaries has outstanding any waiver or extension of any statute of limitations on, or extended the period for the assessment or collection of any Tax; (iii) no written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns of a particular type that the Company or such Subsidiary, as the case may be, is or may be subject to Tax of such type in that jurisdiction and (iv) neither the Company nor any of its Subsidiaries has or has had a permanent establishment (within the meaning of an applicable Tax treaty), an office or a fixed place of business nor is or has been engaged in a trade or business in any country, in each case, other than the country in which it is organized.

(c)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and each of its Subsidiaries (or its agent) has withheld or collected from each payment made to each of its employees or any other Person the amount of all Taxes required to be withheld or collected therefrom, and has paid the same to the proper Tax receiving officers or authorized depositories.

(d)        The Company is not and has not been, during the five-year period ending on the date hereof, a “United States real property holding corporation” within the meaning of Section 897 of the Code.

(e)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Liens for Taxes upon the assets of the Company or any of its Subsidiaries other than those described in clause (a) of the definition of Permitted Liens.

(f)         The Company is classified as a corporation for United States federal income tax purposes, and the Company has never been classified as other than a corporation for U.S. federal income tax purposes.

(g)        Neither the Company nor any of its Subsidiaries has participated or engaged in any transaction that constitutes a “listed transaction” within the meaning of Treas. Reg. Section 1.6011-4(b)(2).

(h)        None of the Company or any of its Subsidiaries, except as has not had, and would not be reasonably expected to have, a Company Material Adverse Effect, has any liability for Taxes of any Person (other than the Company and its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of local, state or foreign Law), as a transferee or successor, by contract (other than pursuant to agreements entered into in the ordinary course of business the primary purpose of which is not related to Taxes).

(i)         Neither the Company nor any of its Subsidiaries has any liability to make any payment pursuant to Section 965 of the Code, except as has not had, and would not be reasonably expected to have, a Company Material Adverse Effect.

(j)         Neither the Company nor any of its Subsidiaries, except as has not had, and would not be reasonably expected to have, a Company Material Adverse Effect, (i) has any application pending with the IRS requesting permission for any changes in accounting methods; or (ii) will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the date of the Closing under any provision of federal, state, local or foreign Tax Law or by agreement with any Governmental Authority as a result of (A) an installment sale or open transaction disposition made on or prior to the date of the Closing, (B) a closing agreement (whether under Section 7121 of the Code or under any corresponding provision of state, local or foreign Tax Law) executed on or prior to the date of the Closing, (C) the utilization of dual consolidated losses described in Treasury Regulations issued under Section 1503(d) of the Code on or prior to the date of the Closing (or any corresponding or similar provision or administrative rule of state, local or foreign Tax Law), or (D) any intercompany transaction within the meaning of Treasury Regulations Section 1.1502-13 or any excess loss account within the meaning of Treasury Regulations Section 1.1502-19 (or any corresponding or similar provision or administrative rule of state, local or foreign Tax Law).

(k)        None of the Company or any of its Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement, other than such an agreement or arrangement (i) solely between or among the Company and its wholly owned Subsidiaries or between or among its wholly owned Subsidiaries or (ii) entered into in the ordinary course of business the primary purpose of which is not related to Taxes.

(l)         None of the Company or any of its Subsidiaries is or has been a member of an affiliated group filing consolidated or combined Tax Returns (other than a group of which the Company or its Subsidiary is or was the common parent).

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(m)       Within the two (2) years prior to the date of this Agreement, none of the Company or any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution intended to qualify for tax-free treatment under Section 355 of the Code.

(n)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company and each of its Subsidiaries are in material compliance in all material respects with all transfer pricing requirements in all jurisdictions in which the Company or such Subsidiary, as the case may be, does business.

(o)        Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each of the Company and its Subsidiaries has collected all material sales and use Taxes required to be collected, and has remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Authority, or has been furnished properly completed exemption certificates and has maintained all such records and supporting documents in all material respects in the manner required by all applicable sales and use Tax Laws.

(p)        Neither the Company nor any of its subsidiaries has or would be reasonably expected to have any liabilities as a result of having benefitted from any loan, tax deferral, or other similar relief program under the CARES Act, except as has not had, and would not be reasonably expected to have, a Company Material Adverse Effect.

Section 4.19.    Employee Benefits.

(a)        Company Stock Plans. The Company has made available to Parent a true and complete copy of all Company Stock Plans and has made available to Parent true and complete copies of the forms of award agreements entered thereunder, along with any award agreements for outstanding awards that materially deviate from its applicable form.

(b)        Absence of Certain Plans. Neither the Company, its Subsidiaries nor any ERISA Affiliate of the Company has maintained, sponsored or participated in, or contributed to, in the six year period preceding the date hereof or otherwise has any liability or obligation with respect to: (i) a “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA) or as described in Section 413(c) of the Code; or (iii) a plan covered by Section 412 of the Code or Title IV of ERISA.

(c)        Compliance. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each Employee Plan has been maintained, funded, operated and administered in accordance with its terms and with all applicable Law and any applicable regulatory guidance issued by any Governmental Authority. Each Employee Plan that is intended to be qualified under Section 401(a) of the Code (i) has received a favorable determination letter issued by the IRS regarding such qualified status or is maintained pursuant to a prototype or volume submitter document approved by the IRS and is entitled to rely on a favorable opinion letter issued by the IRS with respect to such prototype or volume submitter document, and (ii) no events have occurred that would reasonably be expected to adversely affect the qualified status of any such Employee Plan that cannot be corrected without liability to the Company or any of its Subsidiaries. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has incurred or could reasonably be expected to incur any penalty or Tax (whether or not assessed) under Sections 4980B, 4980D or 4980H of the Code.

(d)        Contributions. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, all contributions, premiums, reimbursements or other payments that are due and owing to or in respect of any Employee Plan have been paid. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, all such contributions, premiums, reimbursements or other payments for any period ending on or before the Closing Date that are not yet due have been (or will be prior to the Closing Date) paid or properly accrued (in accordance with GAAP, to the extent applicable).

(e)        No Post-Termination Welfare Benefit Plan. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, neither the Company nor its Subsidiaries maintains, and the Company and its Subsidiaries have not maintained, any Employee Plan that is a welfare benefit plan (as defined in Section 3(1) of ERISA) that provides, nor has the Company or any of its Subsidiaries committed to provide, post-termination or retiree life insurance or health benefits to any person, except as may be required by Section 4980B of the Code or any similar Law.
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(f)         Employee Plan Legal Proceedings. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened on behalf of, against or in relation to, any Employee Plan, the assets of any trust pursuant to any Employee Plan, or the plan sponsor, plan administrator or any fiduciary or any Employee Plan, with respect to the administration or operation of such plans, other than routine claims for benefits. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, there have been no non-exempt “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code), or breaches of duty by a “fiduciary” (as defined in Section 3(21) of ERISA) with respect to any Employee Plan involving the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other Person.

(g)        Impact of the Transaction on Employee Plans. Except as set forth in Section 4.19(g) of the Company Disclosure Letter, neither the execution or delivery of this Agreement nor the consummation of the Transaction will (alone or in conjunction with any other event that would not, standing alone, trigger such payment or benefit): (i) entitle any current or former Service Provider to any compensation or benefit; or (ii) accelerate the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits or trigger any other obligation under any Employee Plan. Neither the execution or delivery of this Agreement nor the consummation of the Transaction will (I) result in any payment or benefit made by the Company or any Subsidiary to be characterized as an excess parachute payment within the meaning of Section 280G of the Code; or (II) result in any limitation on the right of the Company or any Subsidiary of the Company to amend, merge, terminate or receive a reversion of assets from any Employee Plan or related trust.

(h)        Section 409A. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, each Employee Plan that constitutes in any part a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been administered, operated and maintained in operational and documentary compliance with Section 409A of the Code and all IRS guidance promulgated thereunder, to the extent such Section and such guidance have been applicable to such Employee Plan. No Employee Plan, agreement or other arrangement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is otherwise bound obligates the Company to compensate or reimburse any Person in respect of Taxes pursuant to Section 409A or 4999 of the Code.

(i)         Non-U.S. Benefit Plans. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, with respect to each Employee Plan that is subject to the Laws of a jurisdiction other than the United States (a “Non-U.S. Benefit Plan”): (i) each Non-U.S. Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Authorities, (ii) each Non-U.S. Benefit Plan intended to receive favorable tax treatment under applicable Tax Laws, to the extent applicable, has been qualified or similarly determined by applicable Governmental Authorities to satisfy the requirements of such Laws, and (iii) no Non-U.S. Benefit Plan is a defined benefit or similar type of plan or arrangement. Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, no Non-U.S. Benefit Plan has any unfunded liabilities, nor are any unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement.

Section 4.20.    Labor Matters.

(a)        Union Activities. Neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreements, labor union contracts or trade union agreements (each, a “Collective Bargaining Agreement”). To the Knowledge of the Company, there are no activities or proceedings of any labor or trade union to organize any employees of the Company or any of its Subsidiaries and no employees of the Company or its Subsidiaries are represented by any labor union, works council or other labor organization with respect to their employment with the Company or its Subsidiaries. No Collective Bargaining Agreement is being negotiated by the Company or any of its Subsidiaries as of the date of this Agreement and, to the Knowledge of the Company, no labor union, works council, other labor organization, or group of employees of the Company or its Subsidiaries has made a demand for recognition or certification. There is no strike, lockout, slowdown, work stoppage, or other material labor dispute against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries.

(b)        Employment Law. Except for such noncompliance that, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance with applicable Laws with respect to employment and labor practices (including

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applicable Laws regarding wage and hour requirements, immigration status, discrimination in employment, employee health and safety, collective bargaining, terms and conditions of employment, classification of independent contractors and exempt and non-exempt employees, harassment, retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including WARN Act), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, COVID-19, affirmative action and unemployment insurance).

(c)        To the Knowledge of the Company, no current employee of the Company or its Subsidiaries with annualized base salary from the Company at or above $250,000 is in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, nonsolicitation agreement, restrictive covenant or other obligation: (i) owed to the Company or its Subsidiaries; or (ii) owed to any third party with respect to such Person’s right to be employed or engaged by the Company or its Subsidiaries.

(d)        Since January 1, 2019, to the Knowledge of the Company, the Company and its Subsidiaries have reasonably investigated all material sexual harassment, or other material discrimination, or retaliation allegations of which their human resources representatives or Key Employees have been made aware. To the Knowledge of the Company, with respect to each such allegation with potential merit, the Company or its Subsidiaries has taken reasonable corrective action, when so required, that is reasonably calculated to prevent further improper action.

Section 4.21.    Compliance with Laws.

(a)        The Company and each of its Subsidiaries is in compliance with all Laws that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries, except for such noncompliance that, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b)        Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement: (i) the Company and its Subsidiaries have all Governmental Authorizations necessary for the ownership and operation of its business as presently conducted, and each such Governmental Authorization is in full force and effect; (ii) the Company and its Subsidiaries are, and since January 1, 2019 have been, in compliance with the terms of all Governmental Authorizations necessary for the ownership and operation of its businesses; and (iii) since January 1, 2019 to the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice from any Governmental Authority alleging any conflict with or breach of any such Governmental Authorization.

Section 4.22.    Anti-Corruption; International Trade.

(a)        Since January 1, 2019, neither the Company, any of its Subsidiaries, or any of their respective directors, officers, or employees has, nor, to the Knowledge of the Company, have any of their respective Representatives, violated any applicable Anti-Corruption Laws, nor has the Company, any Subsidiary of the Company, any of their respective directors, officers, or employees nor, to the Knowledge of the Company, any Representative of the Company or any of its Subsidiaries offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, including cash, checks, wire transfers, tangible and intangible gifts, favors, services, or those entertainment and travel expenses, to any Government Official or to any Person for the purpose of influencing any act or decision of a Government Official in their official capacity, securing any improper advantage, or assisting the Company or any Subsidiary of the Company in obtaining or retaining business, in violation of any applicable Anti-Corruption Laws.

(b)        The Company and its Subsidiaries are currently in compliance with, and at all times since January 1, 2019 have been in compliance with, all applicable Sanctions Laws, and there are not now, nor, to the Knowledge of the Company, have there been since January 1, 2019, any formal or informal proceedings, allegations, investigations, or inquiries pending, expected or, to the Knowledge of the Company, threatened against the Company, any of its Subsidiaries, or any officer or director of the Company or of any of its Subsidiaries, concerning violations or potential violations of, or conduct potentially sanctionable under, any applicable Sanctions Law. The Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure compliance with all applicable Sanctions Laws.

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(c)        Neither the Company, any of its Subsidiaries, or any of their respective directors, officers, employees or, to the Knowledge of the Company, any Representatives, is a Sanctioned Person.

(d)        Neither the Company nor any of its Subsidiaries has in the past three years engaged, directly or indirectly, in any prohibited transactions with or investments in any Sanctioned Person or Sanctioned Country.

(e)        Neither the Company nor any of its Subsidiaries has any obligation, plan, or commitment to engage in or complete any transaction with or investment in any Sanctioned Person or Sanctioned Country in the future that would be prohibited for any person bound by the relevant Sanctions Laws or could result in the imposition of sanctions under any Sanctions Laws.

Section 4.23.    Legal Proceedings; Orders.

(a)        No Legal Proceedings. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no current, and in the past three years there have not been any, Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or their respective properties or relating to this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby, nor have the Company or any of its Subsidiaries made any voluntary or involuntary disclosures of non-compliance with applicable Law to any Governmental Authority.

(b)        No Orders. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries (nor any of its or their respective properties) is subject to any order, judgment or decree of any Governmental Authority.

Section 4.24.    Insurance. As of the date of this Agreement, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have all policies of insurance covering the Company and its Subsidiaries and any of their respective employees, properties or assets, including policies of property, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, that is customarily carried by Persons conducting business similar to that of the Company and its Subsidiaries. As of the date of this Agreement, all such insurance policies are in full force and effect, no notice of cancellation has been received and there is no existing default or event that, with notice or lapse of time or both, would constitute a default by any insured thereunder, except for such cancellations and defaults that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

Section 4.25.    Related Party Transactions. There are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (including any director or executive officer) thereof, but not including any wholly owned Subsidiary of the Company, on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders that have not been disclosed in the Company SEC Reports.

Section 4.26.    Brokers. Except for Craig-Hallum Capital Group LLC (“Craig-Hallum”), there is no financial advisor, investment banker, broker, finder or agent that has been retained by or is authorized to act on behalf of the Company or any of its committees or Subsidiaries who is entitled to any financial advisor’s, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transaction or the transactions contemplated by the other Transaction Documents. The Company has made available to Parent the engagement letter of Craig-Hallum.

Section 4.27.    Opinion of Financial Advisor. The Special Committee has received the opinion of Craig-Hallum, financial advisor to the Special Committee, to the effect that, as of the date of each such opinion, the Merger Consideration is fair to the Unaffiliated Stockholders from a financial point of view.

Section 4.28.    Exclusivity of Representations or Warranties. Except for the representations and warranties expressly set forth in Article 5 and such representations and warranties set forth in the other Transaction Documents or any certificates delivered to the Company pursuant thereto, the Company hereby acknowledges that neither Parent, Merger Sub or their respective Affiliates, nor any other Person, has made or is making (and the Company is not relying on) any other express or implied representation or warranty with respect to Parent or any of its Affiliates

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or their respective businesses, operations, liabilities, condition (financial or otherwise) or prospects, including with respect to any information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided or made available to the Company or any of its Representatives or any information developed by the Company or any of its Representatives. The Company, on behalf of itself and on behalf of its Subsidiaries and controlled Affiliates, expressly waives any such claim relating to the foregoing matters, except with respect to fraud.

Article 5
Representations and Warranties of Parent

Parent hereby represents and warrants to the Company as follows:

Section 5.01.    Organization; Good Standing. Each of Parent and Merger Sub is duly organized, validly existing and (if applicable) in good standing pursuant to the Laws of its jurisdiction of organization. Each of Parent and Merger Sub has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its material properties, rights and assets, except where the failure to have such power or authority, individually or in the aggregate, would not, individually or in the aggregate, prevent or materially delay the consummation of the Transaction or the ability of each of Parent and Merger Sub to fully perform its covenants and obligations pursuant to this Agreement. Neither Parent nor Merger Sub is in violation of its Organizational Documents. Since the date of its incorporation, Merger Sub has not engaged in any activities other than as contemplated by this Agreement. Merger Sub was incorporated solely for the purpose of consummating the Transaction. All of the outstanding shares of capital stock of Holdco have been validly issued, are fully paid and non-assessable and are owned by, and immediately prior to the Effective Time (prior to the transfer and issuance of shares of Holdco contemplated by the Rollover Agreement) will be owned by, Parent, free and clear of all Liens. All of the outstanding shares of capital stock of Merger Sub have been validly issued, are fully paid and non-assessable and are owned by, and at the Effective Time will be owned by, Holdco, free and clear of all Liens.

Section 5.02.    Corporate Power; Enforceability. Each of Parent and Merger Sub has the requisite corporate power and authority to: (a) execute and deliver this Agreement and the other applicable Transaction Documents; (b) perform its covenants and obligations hereunder and thereunder; and (c) consummate the Transaction and the transactions contemplated by the other applicable Transaction Documents. The execution and delivery of this Agreement and the other applicable Transaction Documents by each of Parent and Merger Sub, the performance by Parent and Merger Sub of their respective covenants and obligations hereunder and the consummation of the Transaction and the transactions contemplated by the other Transaction Documents have been duly authorized by all necessary action on the part of Parent and Merger Sub and no additional action on the part of Parent or Merger Sub is necessary, except with respect to the adoption of this Agreement by Holdco, in its capacity as sole stockholder of Merger Sub, immediately following execution of this Agreement. This Agreement and each other applicable Transaction Document has been duly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company (and, in the case of the Rollover Agreement, the Rolling Stockholders and Holdco), constitute legal, valid and binding obligations of Parent and Merger Sub, enforceable against each in accordance with their terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (ii) is subject to general principles of equity.

Section 5.03.    Non-Contravention. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance by each of Parent and Merger Sub of their respective covenants and obligations hereunder, and the consummation of the Transaction and the transactions contemplated by the other applicable Transaction Documents do not: (a) violate or conflict with any provision of the Organizational Documents of Parent or Merger Sub; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of their respective properties or assets may be bound; (c) assuming the consents, approvals and authorizations referred to in Section 5.04 have been obtained, violate or conflict with any Law or order applicable to Parent or Merger Sub or by which any of its properties or assets are bound; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Parent or Merger Sub, except in the case of each of clauses (b), (c) and (d) for such

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violations, conflicts, breaches, defaults, terminations, accelerations or Liens that would not, individually or in the aggregate, prevent or materially delay the consummation of the Transaction or the transactions contemplated by the other Transaction Documents or the ability of Parent or Merger Sub to fully perform its covenants and obligations pursuant to this Agreement.

Section 5.04.    Requisite Governmental Approvals. No Governmental Authorization is required on the part of either Parent or Merger Sub in connection with: (a) the execution and delivery of this Agreement by Parent and Merger Sub; (b) the performance by each of Parent and Merger Sub of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transaction, except (i) the CFIUS Approval (if applicable); (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; and (iii) such other Governmental Authorizations the failure of which to obtain would not, individually or in the aggregate, prevent or materially delay the consummation of the Transaction or the ability of Parent and Merger Sub to fully perform its covenants and obligations pursuant to this Agreement.

Section 5.05.    Brokers. There is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Parent, Merger Sub or any of their respective Affiliates that will be entitled to any financial advisor’s, investment banking, brokerage, finder’s or other fee or commission from the Company or its Subsidiaries in connection with the Transaction.

Section 5.06.    Sufficient Funds. Parent has as of the date of this Agreement, and will have at the Closing, sufficient immediately available funds to enable Parent and Merger Sub to pay in full at the Closing all amounts to be paid by Parent and Merger Sub in connection with this Agreement and the Transaction, including all related fees and expenses and the aggregate Merger Consideration owed to the holders of Company Securities pursuant to this Agreement. Parent will have, as of the Closing, deposited sufficient immediately available funds with the Paying Agent, in U.S. dollars, to enable Parent and Merger Sub to pay in full at the Closing the aggregate Merger Consideration owed to the holders of Company Securities pursuant to this Agreement.

Section 5.07.    Solvency. Neither Parent nor Merger Sub is entering into the Transaction with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Each of Parent and Merger Sub is Solvent as of the date of this Agreement, and Parent will, after giving effect to the Transaction, including the payment of the aggregate Merger Consideration, the payment of all other amounts required to be paid in connection with the consummation of the Transaction and the payment of all related fees and expenses, be Solvent at and after the Effective Time. As used in this Section 5.07, the term “Solvent” means, with respect to a particular date, that on such date, (a) the sum of the assets, at a fair valuation, of Parent and Merger Sub (and, after the Merger, the Surviving Corporation) (on a consolidated basis) and of each of them (on a standalone basis) will exceed their debts, (b) each of Parent and Merger Sub (and, after the Merger, the Surviving Corporation) (on a consolidated basis) and each of them (on a standalone basis) has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature, and (c) each of Parent and Merger Sub (and, after the Merger, the Surviving Corporation) (on a consolidated basis) and each them (on a standalone basis) has sufficient capital and liquidity with which to conduct its business. For purposes of this Section 5.07, “debt” means any liability on a claim, and “claim” means any (a) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (b) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

Section 5.08.    Legal Proceedings. There are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of Parent and Merger Sub, threatened in writing against Parent, Merger Sub or any of their respective Affiliates, other than any such action, suit, claim, investigation or proceeding that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Transaction by Parent or Merger Sub, and neither Parent nor Merger Subsidiary nor any of its Affiliates is a party to or subject to the provisions of any order which would reasonably be expected to prevent or materially delay the consummation of the Transaction by Parent or Merger Sub.

Section 5.09.    Ownership of Common Stock. As of the date hereof, Parent beneficially owns 1,962,474 shares of Company Common Stock (excluding any Company Common Stock to which the shares of Series A Preferred Stock are convertible) and 100,000 shares of Series A Preferred Stock and is the sole record and beneficial

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owner of all of such shares and has, and will have at all times prior to the contribution of such shares to Holdco as contemplated by the Rollover Agreement or the termination of this Agreement, the sole right to vote and direct the vote of, and to dispose of and direct the disposition of such shares. Neither Parent nor any of its controlled Affiliates owns beneficially or of record any other securities of the Company.

Section 5.10.    Shareholder and Management Arrangements. Except as authorized by the Company, neither Parent, Merger Sub nor any of their respective controlled Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder (other than Parent), director (other than any director of the Company designated by Parent pursuant to the Investor Rights Agreement), officer or employee of the Company or any of its Subsidiaries, other than the Transaction Documents, (a) relating to (i) this Agreement or the Transaction or (ii) continuing employment from and after the Effective Time; or (b) pursuant to which (i) any holder of Company Common Shares or other securities of the Company or any of its Subsidiaries would be entitled to receive consideration of a different amount or nature than the Merger Consideration in respect of such holder’s shares of Company Common Stock or other securities of the Company or any of its Subsidiaries; or (ii) any holder of Company Common Stock or other securities of the Company or any of its Subsidiaries has agreed to approve this Agreement or vote against any Superior Proposal.

Section 5.11.    Exclusivity of Representations or Warranties. Except for the representations and warranties expressly set forth in Article 4 and such representations and warranties set forth in the other Transaction Documents, Parent hereby acknowledges that neither the Company nor its Affiliates, nor any other Person, has made or is making (and Parent is not relying on) any other express or implied representation or warranty with respect to the Company or any of its Affiliates or their respective businesses, operations, liabilities, condition (financial or otherwise) or prospects, including with respect to any information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, estimates or other forward-looking information) provided or made available to Parent or any of its Representatives or any information developed by Parent or any of its Representatives. Parent, on behalf of itself and on behalf of its Subsidiaries and controlled Affiliates, expressly waives any such claim relating to the foregoing matters, except with respect to fraud.

Article 6
Interim Operations of the Company

Section 6.01.    Affirmative Obligations. Except (a) as expressly contemplated by this Agreement, (b) as required by applicable Law or Data Security Requirements, (c) as approved in advance in writing by Parent (which approval will not be unreasonably withheld, conditioned or delayed), or (d) as set forth on Section 6.01 of the Company Disclosure Letter, during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article 9 and the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in all material respects in the ordinary course of business and use reasonable best efforts to preserve intact in all material respects its current business organization, ongoing businesses and significant relationships with third parties.

Section 6.02.    Forbearance Covenants. Except (a) as expressly contemplated by this Agreement, (b) as required by applicable Law, (c) as approved in advance in writing by Parent (which approval will not be unreasonably withheld, conditioned or delayed), or (d) as set forth on Section 6.02 of the Company Disclosure Letter, in addition to and without prejudice to the rights of Parent under the Investor Rights Agreement (including Section 2.05 (Investor Consent) thereof), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article 9 and the Closing, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly.

(a)        amend its certificate of incorporation, bylaws or other similar organizational documents, other than in immaterial respects;

(b)        (i) split, combine or reclassify any shares of its capital stock, (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, except for dividends or other such distributions by any of its wholly owned Subsidiaries or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company Securities or any Company

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Subsidiary Securities, except as required by the terms of any Company Stock Plan or to satisfy tax withholding obligations in connection with the exercise of a Company Option or settlement of a Company RSU or Company PSU;

(c)        (i) issue, deliver or sell, or authorize the issuance, delivery or sale of, any Company Securities or Subsidiary Securities, other than the issuance of (A) any shares of Company Common Stock upon the exercise of Company Options in accordance with the terms of those options on the date of this Agreement, (B) any shares of Company Common Stock upon the settlement of Company RSUs or Company PSUs in accordance with the terms of those restricted stock units on the date of this Agreement and (C) any Subsidiary Securities to the Company or any other Subsidiary of the Company or (ii) amend any term of any Company Security or any Subsidiary Security, except as required by the terms of any Employee Plan;

(d)        incur any capital expenditures or any obligations or liabilities in respect thereof, except for (i) those contemplated by the capital expenditure budget that has been made available to Parent prior to the date of this Agreement and (ii) any unbudgeted capital expenditures not to exceed $500,000 individually or $1,000,000 in the aggregate;

(e)        acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than (i) assets, supplies, parts, products and other properties in the ordinary course of business of the Company and its Subsidiaries in a manner that is consistent with past practice and (ii) acquisitions with a purchase price (including assumed indebtedness) that does not exceed $10,000 individually or $250,000 in the aggregate;

(f)         sell, lease, license, sublicense, otherwise transfer, abandon, permit to lapse, fail to maintain, fail to enforce or protect, or create or incur any Lien on, any of the Company’s or its Subsidiaries’ assets, securities, properties, interests or businesses, other than (i) sales of inventory products or obsolete equipment in the ordinary course of business consistent with past practice, (ii) sales of assets, securities, properties, interests or businesses with a sale price (including any related assumed indebtedness) that does not exceed $10,000 individually or $25,000 in the aggregate and (iii) entering into non-exclusive licenses in the ordinary course of business consistent with past practice;

(g)        other than in connection with actions permitted by Section 6.02(d), make any loans, advances or capital contributions to, or investments in, any other Person, including advances of employment-related expenses to employees of the Company or any of its Subsidiaries (other than loans or advances among the Company and any of its wholly owned Subsidiaries and capital contributions to or investments in its wholly owned Subsidiaries), other than in the ordinary course of business consistent with past practice;

(h)        create, incur, assume, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money or guarantees thereof;

(i)         other than in the ordinary course of business consistent with past practice, (i) enter into any Contract which would be a Material Contract or (ii) amend or modify in any material respect or terminate any Material Contract or otherwise waive, release or assign any material rights, claims or benefits of the Company or any of its Subsidiaries;

(j)         settle any material lawsuit before a Governmental Authority, except for settlements that involve monetary remedies with a value not in excess of $100,000 (net of amounts covered by insurance or indemnification agreements with third parties) and do not impose material equitable relief against the Company or any of its Subsidiaries;

(k)        except as listed on Section 6.02(k) of the Company Disclosure Letter or required by applicable Law or under the terms of any Employee Plan in effect on the date hereof (i) grant any or enter into any employment or consulting agreements with Service Providers whose service begins after the date of this Agreement (other than pursuant to severance agreements, employment or consulting agreements that are (X) in the ordinary course of business, (Y) consistent with past practice and (Z) otherwise permitted by this Section 6.02), (ii) grant any retention or termination pay to, or amend any severance, retention, termination, employment, consulting, bonus, change in control agreement with any current or former Service Provider, (iii) increase the compensation or benefits provided

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to any current or former Service Provider (other than increases in base compensation of not more than 3.5% to employees other than Key Employees), (iv) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former Service Provider, (v) establish, adopt, enter into or amend any Employee Plan or Collective Bargaining Agreement (and will not implement the Company’s Employee Stock Purchase Plan), (vi) hire any employees other than to fill vacancies arising due to terminations of employment of employees other than Key Employees or (vii) terminate the employment of any Key Employees other than for cause;

(l)         change the Company’s methods of accounting, except as required by concurrent changes in GAAP or in Regulation S-X of the Exchange Act, as agreed to by its independent public accountants;

(m)       make or change any material Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, amend any material Tax Returns or file claims for material Tax refunds, enter into any material closing agreement, settle any material Tax claim, audit or assessment, or surrender any right to claim a material Tax refund, offset or other reduction in Tax liability or seek or obtain any ruling from a Governmental Authority with respect to Taxes; or

(n)        agree, resolve or commit to do any of the foregoing.

Section 6.03.    No Solicitation; Company Board Recommendation Change.

(a)        Subject to Section 6.03(b), until the earlier to occur of the termination of this Agreement pursuant to Article 9 and the Effective Time, without Parent’s written consent, the Company shall not, shall procure that its Subsidiaries and their respective directors, officers and employees do not and will not, and shall use reasonable best efforts to procure that the investment bankers, attorneys, accountants and other advisors or representatives of the Company and its Subsidiaries do not and will not (such directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives collectively, the “Representatives”), directly or indirectly, (i) solicit, initiate, knowingly facilitate or knowingly encourage any Acquisition Proposal or Acquisition Transaction or enter into, or (ii) undertake to enter into or enter into, any Contract for an Acquisition Transaction, or any Contract requiring the Company to abandon, terminate or fail to consummate the Transaction, other than a confidentiality agreement entered into in connection with the Company’s consideration of an Acquisition Transaction or Acquisition Proposal in compliance with Section 6.03(b). From the date hereof and through the earlier to occur of the Effective Time or the termination of this Agreement in accordance with its terms, the Company, its Subsidiaries and their respective Representatives shall (A) promptly advise Parent in writing of the receipt of any Acquisition Proposal (including the specific terms thereof and the identity of the other individual or entity or individuals or entities involved), (B) promptly furnish to Parent a copy of any such Acquisition Proposal in addition to a copy of any information provided to or by any third party relating thereto and (C) keep Parent reasonably informed, on a prompt basis, of the status and terms of any such Acquisition Proposal. Any breach of the terms of this Section 6.03 by any Subsidiary or Representative of the Company (as if it were a party hereto) shall be deemed a breach by the Company.

(b)        Notwithstanding Section 6.03(a), if the Company receives an Acquisition Proposal that was not received as a result of a breach of Section 6.03(a) and the Company Board determines that such Acquisition Proposal constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal, then (i) the Company may respond to, engage in discussions with and provide information regarding the Company to, the person making such proposal and (ii) at any time prior to obtaining the Requisite Stockholder Approval, the Company Board (acting on the recommendation of the Special Committee) may effect a Company Board Recommendation Change with respect to such Acquisition Proposal and, after complying with the terms of this Section 6.03, terminate this Agreement pursuant to Section 9.01(h) if, in each case, the Company Board (acting on the recommendation of the Special Committee) shall have determined in good faith (after consultation with outside counsel and its financial advisor) that such Acquisition Proposal constitutes a Superior Proposal and that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that the Company Board shall not effect a Company Board Recommendation Change or terminate this Agreement pursuant to Section 9.01(h) unless (A) the Company shall have notified Parent, in writing and at least five (5) Business Days prior to effecting a Company Board Recommendation Change, of its intention to take such action (which notice shall not constitute a Company Board Recommendation Change), (B) the Company shall have negotiated with

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Parent in good faith (to the extent requested by Parent) regarding any modifications to the terms and conditions of this Agreement proposed by Parent in writing during such five (5) Business Day period following delivery by the Company of such notification, and (C) if Parent shall have delivered to the Company a written, binding and irrevocable offer to alter the terms or conditions of this Agreement during such five (5) Business Day period, the Company Board (acting on the recommendation of the Special Committee) shall have determined in good faith (after consultation with outside counsel and its financial advisor), after considering the terms of such offer by Parent, that such Acquisition Proposal continues to be a Superior Proposal and that the failure to make such Company Board Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law.

(c)        Notwithstanding Section 6.03(a), upon the occurrence of an Intervening Event, the Company Board (acting on the recommendation of the Special Committee) may effect a Company Board Recommendation Change if the Company Board (acting on the recommendation of the Special Committee) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law; provided, that, the Company Board shall not effect such a Company Board Recommendation Change unless: (i) the Company shall have notified Parent, in writing and at least five (5) Business Days prior to effecting a Company Board Recommendation Change, of its intention to take such action, (ii) the Company shall have negotiated with Parent in good faith (to the extent requested by Parent) regarding any modifications to the terms and conditions of this Agreement proposed by Parent in writing during such five (5) Business Day period following delivery by the Company of such notification, and (iii) if Parent shall have delivered to the Company a written, binding and irrevocable offer to alter the terms or conditions of this Agreement during such five (5) Business Day period, the Company Board (acting on the recommendation of the Special Committee) shall have determined in good faith (after consultation with outside counsel and its financial advisor), after considering the terms of such offer by Parent, that the failure to make a Company Board Recommendation Change in response to such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law.

(d)        Nothing contained in this Agreement shall prevent the Company or the Company Board from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14d-9, Item 1012(a) of Regulation M-A promulgated under the Exchange Act or Rule 14e-2 under the Exchange Act with respect to an Acquisition Proposal or from making any disclosure to the Company’s stockholders if the Company Board (acting on the recommendation of the Special Committee) determines (after consultation with outside legal counsel) that its failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law; provided that any Company Board Recommendation Change may only be made in accordance with Section 6.03(b) or Section 6.03(c). For the avoidance of doubt, a factually accurate public statement that describes the Company’s receipt of an Acquisition Proposal and the operation of this Agreement with respect thereto (without including a reaffirmation) shall not be deemed a Company Board Recommendation Change.

Section 6.04.    Stockholder Litigation. From and after the date hereof, the Company shall as promptly as reasonably practicable advise Parent of any claim, action, suit or proceeding (including derivative claims) commenced against the Company and/or its directors or executive officers relating to this Agreement, the Transaction, any other Transaction Documents or any transactions contemplated thereby. The Company shall give Parent the opportunity to participate in the defense or settlement of any such claim, action, suit or proceeding and shall give reasonable and good faith consideration to Parent’s views with respect thereto. The Company shall not agree to any settlement of any such claim, action, suit or proceeding without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).

Section 6.05.    No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing Date, Parent and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

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Article 7
Additional Covenants

Section 7.01.    Required Action and Forbearance; Efforts.

(a)        Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, Parent will (and will cause its controlled Affiliates to, if applicable), on the one hand, and the Company will (and will cause its controlled Affiliates to, if applicable), on the other hand, use their respective reasonable best efforts to (i) take (or cause to be taken) all actions, (ii) do (or cause to be done) all things, and (iii) assist and cooperate with the other Party in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Transaction, including by using reasonable best efforts to:

(A)    cause the conditions to the Transaction set forth in Article 8 to be satisfied;

(B)    (1) obtain all consents, waivers, approvals, orders and authorizations from Governmental Authorities; and (2) make all registrations, declarations and filings with Governmental Authorities, in each case that are necessary or advisable to consummate the Transaction;

(C)    obtain all consents, waivers and approvals and deliver all notifications from or to any third parties in connection with this Agreement and the consummation of the Transaction that are necessary or advisable to consummate the Transaction; and

(D)    execute and deliver any Contracts and other instruments that are reasonably necessary to consummate the Transaction.

(b)        No Consent Fee. Notwithstanding anything to the contrary set forth in this Section 7.01 or elsewhere in this Agreement, including the payment of the applicable filing fee for the submission of the CFIUS Notice by Parent, none of the Parties or any of their Subsidiaries will be required to agree to (i) payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments); (ii) the provision of additional security (including a guaranty); or (iii) material conditions or obligations, including amendments to existing conditions and obligations, in each case, in connection with the Transaction, including in connection with obtaining any consent pursuant to any Material Contract.

(c)        Section 7.01(a) shall not apply to filings under Section 721, which shall be governed by the obligations set forth in Section 7.02 below.

Section 7.02.    Regulatory Filings.

(a)        Filing Under Antitrust Laws. Parent and the Company will (i) make the filings listed on Section 7.02(a) of the Company Disclosure Letter required to be made under applicable Antitrust Laws in connection with the Transaction; (ii) cooperate and coordinate (and cause its respective controlled Affiliates to cooperate and coordinate) with the other in the making of any such filings with any Governmental Authority (if any) under applicable Antitrust Laws in connection with the Transaction; (iii) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings; (iv) supply (or cause to be supplied) any additional information that reasonably may be required or requested by the Governmental Authorities of any applicable jurisdiction in which any such filing is made; and (v) use reasonable best efforts to take all action necessary, proper or advisable to (A) cause the expiration or termination of the applicable waiting periods pursuant to any Antitrust Laws (to the extent applicable to this Agreement or the Transaction); and (B) obtain any required consents pursuant to any Antitrust Laws (to the extent applicable to this Agreement or the Transaction), in each case as promptly as reasonably practicable. Parent (and its Affiliates, if applicable), on the one hand, and the Company (and its Affiliates), on the other hand, will promptly inform the other of any communication from any Governmental Authority regarding the Transaction in connection with such filings. If either Party or Affiliate thereof receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Transaction pursuant to any Antitrust Laws applicable to the Transaction, then such Party will make (or cause to be made), as promptly as practicable and after consultation with the other Party, an appropriate response to such comments or request; provided that neither Party may extend any waiting period or enter into any agreement or understanding with any Governmental Authority without the permission of the other Party, which shall not be unreasonably withheld, conditioned or delayed.

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(b)        CFIUS Notice. Subject to the further terms and conditions of this Agreement, Parent and the Company shall use reasonable best efforts to obtain the CFIUS Approval. Pursuant to Section 721, Parent and the Company shall use mutual reasonable efforts to submit, no later than ten (10) Business Days after the date hereof (unless a longer date is agreed in writing by the Parties), a draft joint voluntary notice to CFIUS with respect to the Transaction (the “Draft CFIUS Notice”). After receipt of confirmation that CFIUS has no further comments or inquiries related to the Draft CFIUS Notice, Parent and the Company shall promptly, and in any event no later than ten (10) Business Days after such confirmation, submit a formal joint voluntary notice to CFIUS with respect to the Transaction (the “CFIUS Notice”). Parent shall be responsible for paying the applicable filing fee for the submission of the CFIUS Notice. The Company and Parent shall permit counsel for the other Party reasonable opportunity to review in advance, and consider in good faith, the views of the other Party in connection with, any proposed written communication to CFIUS pertaining to the substance of the Draft CFIUS Notice, CFIUS Notice or substantive matters related to the CFIUS process, and any Party engaging in telephonic or other oral discussions with CFIUS shall promptly inform the other Party of such discussion; provided that this Section 7.02(b) shall not apply to the extent such communications (i) involve confidential business information, or (ii) relate purely to administrative matters such as the scheduling of calls, submission logistics, and non-substantive process steps. No Party shall independently participate in any in-person meeting, videoconference, or teleconference with any Governmental Authority with respect to any filings, review, investigation or other inquiry without giving the other Party sufficient prior notice of the meeting and, to the extent permitted by such Governmental Authority, the opportunity to attend and/or participate in such meeting. Notwithstanding anything in this Agreement to the contrary, Parent’s obligations to use reasonable best efforts to obtain the CFIUS Approval shall not obligate Parent to agree to any Burdensome Condition.

(c)        Cooperation. In furtherance and not in limitation of the foregoing, the Company and Parent shall (and shall cause their respective controlling Persons, controlled Affiliates and Subsidiaries, respectively, to), subject to any restrictions under applicable Laws: (i) promptly notify the other Party of, and, if in writing, furnish the other with copies of (or, in the case of oral communications, advise the other of the contents of) any communication received by such Person from a Governmental Authority in connection with the Transaction and permit the other Party to review, discuss, comment on in advance and propose reasonable changes to (and shall consider in good faith any comments made or changes proposed by the other Party in relation to) any proposed draft notifications, formal notifications, filing, submission, other communication, proposal, remedy, or commitment (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith or in relation thereto) made, proposed, or offered in connection with the Transaction to a Governmental Authority; (ii) keep the other Party informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Transaction and any developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver, (B) the expiration of any waiting period, (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Laws, including any proceeding initiated by a private party, and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Transaction; and (iii) not independently participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone or otherwise) with or before any Governmental Authority in respect of the Transaction without giving the other Party reasonable prior notice of such meeting or discussions and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. Subject to restrictions under applicable Law, the Company will not, without the prior written consent of Parent, enter into any agreement, proposal or commitment with any Governmental Authority related to this Agreement or the transactions contemplated by this Agreement. However, the Company and Parent may each designate any non-public information provided to any Governmental Authority as restricted to “outside counsel” only and any such information shall not be shared with employees, officers or directors or their equivalents of the other Party without approval of the Party providing the non-public information; provided, however, that each of the Company and Parent may redact any valuation and related information before sharing any information provided to any Governmental Authority with the other Party on an “outside counsel” only basis, and that the Company and Parent shall not in any event be required to share information that benefits from legal privilege with the other Party, even on an “outside counsel” only basis, where this would cause such information to cease to benefit from legal privilege.

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(d)        Limitations on Action. Notwithstanding anything to the contrary in this Section 7.02, nothing in this Section 7.02 or this Agreement shall require or obligate Parent to agree, propose, commit to, or effect, or otherwise be required, by consent decree, hold separate, or otherwise, any sale, divestiture, hold separate, or any other action otherwise limiting the freedom of action in any respect with respect to any businesses, products, rights, services, licenses, assets, or interest therein, of Parent, the Company or the Surviving Corporation and any of their respective Affiliates.

Section 7.03.    Proxy Statement; Schedule 13E-3.

(a)        Proxy Statement. As promptly as practicable following the date hereof, the Company (with the assistance and cooperation of Parent as reasonably requested by the Company) will prepare and, as promptly as practicable following the date of this Agreement, file with the SEC a preliminary proxy statement (as amended or supplemented, the “Proxy Statement”) relating to the Company Stockholder Meeting. Subject to Section 6.03, the Company shall include the Company Board Recommendation in the Proxy Statement. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the Company Stockholders, or responding to any comments from the SEC with respect thereto, the Company shall provide Parent and its counsel with a reasonable opportunity to review and to comment on such document or response, which comments, if any, the Company shall consider in good faith.

(b)        Schedule 13E-3. The Company and Parent shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13E-3”) relating to the transactions contemplated by this Agreement. No filing of the Schedule 13E-3 shall be made by any Party without providing the other Parties with a reasonable opportunity to review and comment thereon.

(c)        Furnishing Information. The Company, on the one hand, and Parent, on the other hand, will promptly furnish all information concerning it and its Affiliates, if applicable, as the other Party may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement and the Schedule 13E-3 and the resolution of comments from the SEC (or the staff of the SEC) with respect thereto. The Company agrees, as to itself and its Subsidiaries, that the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act. Each of the Company and Parent agrees, as to itself and its Subsidiaries, that the Schedule 13E-3 will comply in all material respects with the applicable provisions of the Exchange Act. If at any time prior to the Company Stockholder Meeting any information relating to the Company, Parent or any of their respective Affiliates should be discovered by the Company, on the one hand, or Parent, on the other hand, that should be set forth in an amendment or supplement to the Proxy Statement or Schedule 13E-3 so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information will promptly notify the other, and an appropriate amendment or supplement to such filing describing such information will be promptly prepared and filed with the SEC by the appropriate Party and, to the extent required by applicable law or the SEC or its staff, disseminated to the Company Stockholders. The Company and Parent shall ensure that none of the information supplied by it for inclusion or incorporation by reference in the Proxy Statement or Schedule 13E-3 will, at the date of mailing to stockholders of the Company or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (i) the Company assumes no responsibility with respect to information supplied by or on behalf of Parent or its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or Schedule 13E-3 and (ii) Parent and Merger Sub assume no responsibility with respect to information supplied by or on behalf of the Company, its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or Schedule 13E-3.

(d)        Consultation Prior to Certain Communications. The Company, on the one hand, and Parent, on the other hand, shall not (and shall cause each of their respective controlled Affiliates not to) communicate in writing with the SEC or its staff with respect to the Proxy Statement or the Schedule 13E-3 without first providing the other Party a reasonable opportunity to review and comment on such written communication, and each Party will give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Party or its counsel.

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(e)        Notices. The Company, on the one hand, and Parent, on the other hand, will advise the other, promptly after it receives notice thereof, of any receipt of a request by the SEC or its staff for: (i) any amendment or revisions to the Proxy Statement or the Schedule 13E-3; (ii) any receipt of comments from the SEC or its staff on the Proxy Statement or the Schedule 13E-3; or (iii) any receipt of a request by the SEC or its staff for additional information in connection therewith.

(f)         Dissemination of Proxy Statement. Subject to applicable Law, the Company will use its reasonable best efforts to cause the definitive Proxy Statement and the Schedule 13E-3 to be disseminated to the Company Stockholders as promptly as reasonably practicable following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement and the Schedule 13E-3 (which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth calendar day after making the initial filing of the preliminary Proxy Statement).

Section 7.04.    Company Stockholder Meeting.

(a)        Call of Company Stockholder Meeting. Following the clearance of the Proxy Statement by the SEC, the Company shall duly call and hold a meeting of its stockholders (the “Company Stockholder Meeting”) as promptly as reasonably practicable (taking into account the time necessary to solicit proxies for the approval of the Transaction) following the mailing of the Proxy Statement to the Company Stockholders, which mailing will be initiated as promptly as practicable following the confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement and the Schedule 13E-3, for the purpose of obtaining the Requisite Stockholder Approval. Subject to Section 6.03, the Company will use its reasonable best efforts to solicit proxies to obtain the Requisite Stockholder Approval.

(b)        Adjournment of Company Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, nothing will prevent the Company from postponing or adjourning the Company Stockholder Meeting (provided that the Company shall have consulted Parent prior to such postponement or adjournment): (i) to allow additional solicitation of votes in order to obtain the Requisite Stockholder Approval; (ii) if there are holders of an insufficient number of shares of the Company Common Stock present or represented by proxy at the Company Stockholder Meeting to constitute a quorum at the Company Stockholder Meeting; (iii) if the Company is required to postpone or adjourn the Company Stockholder Meeting by applicable Law or receives a request from the SEC or its staff; or (iv) if the Company Board, or any duly authorized committee thereof, has determined in good faith (after consultation with outside legal counsel) that it is necessary under applicable Law to postpone or adjourn the Company Stockholder Meeting in order to give the Company Stockholders sufficient time to evaluate any information or disclosure that the Company has sent to the Company Stockholders or otherwise made available to the Company Stockholders. Notwithstanding the foregoing, (A) the Company shall not, without the prior written consent of Parent (which will not be unreasonably withheld, conditioned or delayed), postpone the Company Stockholder Meeting for more than twenty (20) U.S. Business Days in the aggregate or set a new record date with respect to such postponement, and (B) the Company shall, at the request of Parent, to the extent permitted by applicable Law, adjourn the Company Stockholder Meeting to a date specified by Parent and the Company (taking into account the time necessary to solicit proxies) if a quorum is absent at the Company Stockholder Meeting or if the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Requisite Stockholder Approval.

(c)        Stockholder Vote. Without limiting the generality of the foregoing, the Company agrees that its obligations pursuant to this Section 7.04 (including its obligations to hold the Company Stockholder Meeting) shall not be affected by the making of a Company Board Recommendation Change.

Section 7.05.    Anti-Takeover Laws. The Company and Parent will: (a) take all actions within their power to ensure that no “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation is or becomes applicable to the Transaction or the transactions contemplated by the other Transaction Documents; and (b) if any “control share acquisition,” “fair price,” “moratorium,” “business combination” or other state anti-takeover Law (including Section 203 of the DGCL), statute or similar statute or regulation becomes applicable to the Transaction or the transactions contemplated by the other Transaction Documents, take all actions within their power to ensure that the Transaction and the transactions contemplated by the other Transaction Documents may be consummated

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as promptly as reasonably practicable on the terms contemplated by this Agreement and the other Transaction Documents and otherwise to minimize the effect of such statute or regulation on the Transaction or the transactions contemplated by the other Transaction Documents.

Section 7.06.    Access. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article 9 and the Closing, the Company will afford Parent reasonable access, consistent with applicable Law, during normal business hours, upon reasonable advance notice provided in writing to Dennis Chang, interim Chief Financial Officer of the Company, or another Person designated in writing by the Company, to the properties, books and records and personnel of the Company, except that the Company may restrict or otherwise prohibit access to any documents or information to the extent that: (a) any applicable Law or Contract requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) (subject to the Company’s obligations under Section 6.03) such disclosure relates to interactions with other prospective buyers or transaction partners of the Company or the negotiation of this Agreement and the Transaction, or information relating to the analysis, valuation or consideration of the Transaction; (d) access to a Contract to which the Company or any of its Subsidiaries is a party or otherwise bound would violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, such Contract; (e) access would result in the disclosure of any trade secrets of third Persons; or (f) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand; provided that the Company shall use commercially reasonable efforts to provide such documents or information in a manner that does not violate or cause a default pursuant to, or give a third Person the right to terminate or accelerate the rights pursuant to, any Contract or cause such documents or information to cease to benefit from legal privilege, including by redacting or obtaining consent in connection therewith; provided, however, that in no event shall the Company (i) be required to amend or enter into a new Contract in order to effectuate the foregoing, or (ii) incur any expenses (other than de minimis expenses) relating to any of the foregoing. Nothing in this Section 7.06 will be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals or opinions. Any investigation conducted pursuant to the access contemplated by this Section 7.06 will be conducted in a manner that (i) does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company or any of its Subsidiaries of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. The terms and conditions of the Confidentiality Agreement will apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 7.06. All requests for access pursuant to this Section 7.06 must be directed to Dennis Chang, the Interim Chief Financial Officer of the Company, or another person designated in writing by the Company.

Section 7.07.    Notification of Certain Matters. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article 9 and the Closing Date, the Company will give prompt notice to Parent upon the discovery by any of the Knowledge Persons and Parent will give prompt notice to the Company upon discovery by it: with respect to the Company, of any failure (or reasonably expected failure) of the conditions to the obligations of Parent or Merger Sub set forth in Section 8.02(a) (Company Representations and Warranties), Section 8.02(b) (Performance of Obligations of the Company) or Section 8.02(d) (Company Material Adverse Effect) and (iv) (with respect to Parent) Section 8.03(a) (Parent Representations and Warranties) or Section 8.03(b) (Performance of Obligations of Parent), to be satisfied at the Closing or the satisfaction of which to be materially delayed, except that no such notification will modify any representation, warranty or covenant of the Company, Parent or Merger Sub, as applicable, set forth in this Agreement or the conditions to the obligations of the Company, Parent and Merger Sub, as applicable, to consummate the Transaction or the remedies available to the Parties under this Agreement.

Section 7.08.    Public Statements and Disclosure. The initial press releases with respect to the execution of this Agreement shall be made by each Party, which shall be coordinated with and approved in writing by the other Party prior to the release thereof. Following such initial press releases, the Company and Parent shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transaction and shall not issue any such press release or make any such public statement prior to such consultation, except as such Party may reasonably conclude may be required

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by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (and then only after as much advance notice and consultation as is feasible); provided, however, that the Company or Parent shall not be obligated to engage in such consultation with respect to communications that are (a) principally directed to employees, suppliers, customers, partners or vendors or (b) not materially inconsistent with public statements previously made in accordance with this Section 7.08; provided, further, however, that the restrictions set forth in this Section 7.08 shall not apply to any release or public statement in connection with any dispute between the Parties regarding this Agreement or the Transaction.

Section 7.09.    Delisting. Prior to the Effective Time, the Company and Parent shall cooperate and use their respective reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable Law and rules and policies of NASDAQ to enable the delisting of the shares of Company Common Stock and the Public Warrants from NASDAQ and the deregistration of the shares of Company Common Stock and the Public Warrants under the Exchange Act as promptly as practicable after the Effective Time.

Section 7.10.    Director and Officer Liability. Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to do the following:

(a)        For six years after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless the present and former directors and officers of the Company and its Subsidiaries and any individuals serving in such capacity at or with respect to other Persons at the Company’s or its Subsidiaries’ request (each, an “Indemnified Person”) from and against any losses, damages, liabilities, costs, expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any thereof) in respect of the Indemnified Persons’ having served in such capacity prior to the Effective Time, in each case to the fullest extent (in the case of Parent, as if it were the Surviving Corporation) permitted by the DGCL or any other applicable Law, or as provided under the Company’s Charter and Bylaws in effect on the date hereof, provided that all rights to indemnification in respect of any claim made within such period shall continue until the disposition of the applicable action or resolution of the applicable claim.

(b)        For six years after the Effective Time, Parent shall cause to be maintained in effect provisions in the Surviving Corporation’s Charter and Bylaws (or in such documents of any successor to the business of the Surviving Corporation) or in any agreement between the Company or any of its Subsidiaries and any Indemnified Person, regarding elimination of liability of directors, indemnification of directors and officers and advancement of fees, costs and expenses to directors and officers that are at least as favorable to the intended beneficiaries as the corresponding provisions in existence on the date of this Agreement. During such six-year period, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable Law.

(c)        Parent shall, or shall cause the Surviving Corporation to continue to, maintain in effect for six years after the Effective Time the Company’s directors’ and officers’ insurance policies and fiduciary liability insurance policies (collectively, “D&O Insurance”) in place as of the date hereof or purchase comparable D&O Insurance for such six-year period, in each case with respect to any claim related to any period of time at or prior to the Effective Time with terms, conditions, retentions and limits of liability that are at least as favorable as those contained in the Company’s D&O Insurance policies in effect as of the date hereof; provided that in no event shall Parent or the Surviving Corporation be required to expend for such policies pursuant to this sentence a premium amount in excess of 250% of the premium amount per annum for the Company’s existing policies; and provided, further, that if the aggregate premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

(d)        If Parent, the Surviving Corporation or any of their successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.10.

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(e)        The rights of each Indemnified Person under this Section 7.10 shall be in addition to any rights such Person may have under the Charter or Bylaws of the Company or any of its Subsidiaries, under DGCL or any other applicable Law or under any agreement of any Indemnified Person with the Company or any of its Subsidiaries. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person and their successors, assigns and heirs, and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Indemnified Person may have by contract or otherwise. This Section 7.10 may not be amended, altered, or repealed after the Effective Time in any manner so as to adversely affect the rights of any Indemnified Person or any of their successors, assigns or heirs without the prior written consent of the affected person.

Section 7.11.    Employee Matters.

(a)        For a period commencing at the Effective Time and ending on the first anniversary thereof (or, such shorter period of employment, as the case may be), each Service Provider who continues to provide services to the Surviving Corporation or any of their respective Subsidiaries (each, a “Continuing Employee”) shall receive from the Surviving Corporation compensation and benefits (other than equity or equity-based compensation, retention and change in control payments, defined benefit pension benefits and retiree medical benefits) that are substantially comparable in the aggregate to such compensation and benefits as in effect immediately prior to the Effective Time.

(b)        Parent shall use commercially reasonable efforts to, and to cause its Affiliates (including the Surviving Corporation or the relevant Subsidiary) to, ensure that, as of the Closing Date, each Continuing Employee receives full credit (for all purposes, including eligibility to participate, vesting, vacation entitlement and severance benefits, but excluding benefit accrual, defined benefit pension plan or retiree medical, life insurance or other welfare benefits, any plan that is frozen or closed to new entrants) for service with the Company or any of its Subsidiaries (or predecessor employers to the extent the Company or a Subsidiary provides such past service credit under its employee benefit plans) under each of the comparable employee benefit plans, programs and policies of Parent, the Surviving Corporation or the relevant Subsidiary, as applicable, in which such Continuing Employee becomes a participant; provided, however, that no such service recognition shall result in any duplication of benefits. As of the Closing Date, Parent shall, or shall cause the Surviving Corporation or relevant Subsidiary to, credit to Continuing Employees the amount of vacation time that such employees had accrued under any applicable Employee Plan as of the Closing Date. With respect to each health or welfare benefit plan maintained by Parent, the Surviving Corporation or the relevant Subsidiary for the benefit of any Continuing Employees, Parent shall (i) cause to be waived any eligibility waiting periods, any evidence of insurability requirements and the application of any pre-existing condition limitations under such plan, and (ii) cause each Continuing Employee to be given credit under such plan for all amounts paid by such Continuing Employee under any similar Employee Plan for the plan year that includes the Closing Date for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the applicable plan maintained by Parent, the Surviving Corporation or the relevant Subsidiary, as applicable, for the plan year in which the Closing Date occurs.

(c)        At any time prior to the Closing, upon request of Parent, the Company shall cooperate with Parent in the negotiation of, and shall execute and deliver, and shall cause any applicable Subsidiaries to execute and deliver, as applicable, (i) each of the New Employment Agreements with each of the Key Employees and (ii) any other employment agreements with any other employees reasonably designated by Parent, in each case, with such agreements in forms reasonably satisfactory to Parent and to be effective immediately upon the Closing.

(d)        Without limiting the generality of Section 10.06, the provisions of this Section 7.11 are solely for the benefit of the Parties, and no current or former Service Provider or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Section 7.11. Nothing herein shall be deemed to establish, amend or modify any Employee Plan or any other benefit plan, program, agreement or arrangement maintained or sponsored by Parent, Merger Sub, the Company or any of their respective Affiliates. Neither Parent nor any of its Affiliates shall be obligated to continue to employ any Continuing Employee for any period of time following the Effective Time and neither Parent nor any of its Affiliates will be precluded from terminating any Continuing Employee for any reason.

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Section 7.12.    Section 16 Matters. Prior to the Effective Time, each Party shall take all such steps as may be required to cause any dispositions of shares of Company Common Stock in connection with the transactions contemplated by this Agreement (including derivative securities of such shares of Company Common Stock) by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 7.13.    Voting of Parent Shares.

(a)        Parent shall, and shall cause its controlled Affiliates to (i) vote all shares of Company Common Stock beneficially owned by Parent and its controlled Affiliates as of the record date (including any Conversion Shares that have been issued as of the record date but not any share of Series A Preferred Stock prior to conversion) for the Company Stockholder Meeting in favor of any matters necessary for consummation of the Transactions contemplated by this Agreement and (ii) refrain from taking any action that would adversely affect, or result in the rescindment of, or amendment to, the Koito Approval.

(b)        For the avoidance of doubt, Parent shall be entitled, but not required, to convert at any time any number of shares of Series A Preferred Stock into the Company Common Stock, in accordance with, and subject to the terms and conditions set forth in, the Series A Certificate of Designations and the Investor Rights Agreement. Any such shares of Company Common Stock upon conversion will be subject to the voting requirements of subsection (a) above.

Section 7.14.    Conduct of Business of Parent and Merger Sub Pending the Transaction. Each of Parent and Merger Sub agrees that, from the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article 9, it shall not take any action (including any action with respect to a third party) that would, or would reasonably be expected to, individually or in the aggregate, prevent or materially delay, impede or hinder the ability of Parent or Merger Sub to consummate the Transaction.

Section 7.15.    Obligations of Merger Sub. Parent hereby guarantees the due, prompt and faithful performance and discharge by, and compliance with, all of the obligations, covenants, terms, conditions and undertakings of Merger Sub under this Agreement in accordance with the terms hereof, including any such obligations, covenants, terms, conditions and undertakings that are required to be performed, discharged or complied with following the Effective Time by the Surviving Corporation. Parent will take all action necessary to cause Merger Sub and, following the Effective Time, the Surviving Corporation, to perform their respective obligations pursuant to this Agreement and to consummate the Transaction upon the terms and subject to the conditions set forth in this Agreement. Parent and Merger Sub will be jointly and severally liable for the failure by either of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement.

Section 7.16.    Indirect Capital Gains Tax. The Parties shall cooperate in good faith to determine whether any Indirect Capital Gains Tax will apply to the transactions contemplated by this Agreement and, if necessary, make any required tax filings in connection with the foregoing.

Section 7.17.    Non-USRPHC Certificate. On or prior to Closing, the Company shall deliver, or cause to be delivered, to Parent:

(a)        a duly executed certificate, dated not more than 30 days prior to the Closing Date, satisfying the requirements of Treasury Regulations Section 1.897-2(h) and 1.1445-2(c)(3) and stating that the equity interests in the Company (including the Series A Preferred Stock) are not “United States real property interests,” and

(b)        a notice to the Internal Revenue Service in accordance with Treasury Regulations Section 1.897-2(h).

Article 8
Conditions to the Transaction

Section 8.01.    Conditions to Each Party’s Obligations to Effect the Transaction. The respective obligations of the Parties to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions:

(a)        Requisite Stockholder Approval. The Company’s receipt of the Requisite Stockholder Approval at the Company Stockholder Meeting.

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(b)        No Prohibitive Laws or Injunctions. No temporary restraining order, preliminary or permanent injunction or other judgment or order or other legal or regulatory restraint or prohibition preventing the consummation of the Merger, in each case, issued by a court or other Governmental Authority of competent jurisdiction will be in effect, and no Law will have been enacted, entered, enforced or deemed applicable to the Transaction by a Governmental Authority of competent jurisdiction, that in each case prohibits, makes illegal, or enjoins the consummation of the Transaction.

Section 8.02.    Conditions to the Obligations of Parent. The obligations of Parent to consummate the Transaction will be subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by Parent:

(a)        Company Representations and Warranties.

(i)        Other than the Company Fundamental Representations and the representation and warranty of the Company set forth in Section 4.12(b), the representations and warranties of the Company set forth in this Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that have not had and would not reasonably be expected to have a Company Material Adverse Effect; and

(ii)       The Company Fundamental Representations will be true and correct in all material respects (except those representations and warranties of the Company contained in Section 4.07 which shall be true and correct (other than de minimis inaccuracies)) as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date).

(b)        Performance of Obligations of the Company. The Company will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by it at or prior to the Closing.

(c)        Governmental Approvals. The CFIUS Approval shall have been obtained, and such CFIUS Approval shall be in full force and effect.

(d)        Company Material Adverse Effect. No Company Material Adverse Effect will have occurred after the date of this Agreement.

(e)        Officer’s Certificate. Parent will have received a certificate of the Company, validly executed for and on behalf of the Company and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 8.02(a), Section 8.02(b), Section 8.02(c) and Section 8.02(d) have been satisfied.

Section 8.03.    Conditions to the Company’s Obligations to Effect the Transaction. The obligations of the Company to consummate the Transaction are subject to the satisfaction or waiver (where permissible pursuant to applicable Law) prior to the Closing of each of the following conditions, any of which may be waived exclusively by the Company:

(a)        Parent Representations and Warranties. The Parent Fundamental Representations will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date).

(b)        Performance of Obligations of Parent. Parent will have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by Parent at or prior to the Closing.

(c)        Officer’s Certificate. The Company will have received a certificate of Parent, validly executed for and on behalf of Parent and in its name by a duly authorized officer thereof, certifying that the conditions set forth in Section 8.03(a) and Section 8.03(b) have been satisfied.

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Article 9
Termination, Amendment and Waiver

Section 9.01.    Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a)        Termination by Agreement. At any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) by mutual written agreement of Parent and the Company;

(b)        Illegality. By Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if: (i) any permanent injunction or other judgment or order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Transaction is in effect, or any action has been taken by any Governmental Authority of competent jurisdiction, that, in each case, prohibits, makes illegal or enjoins the consummation of the Merger in any such case, and has become final and non-appealable; or (ii) any statute, rule, regulation or order has been enacted, entered, enforced or deemed applicable to the Merger that permanently prohibits, makes illegal or enjoins the consummation of the Transaction, except that the right to terminate this Agreement pursuant to this Section 9.01(b) will not be available to any Party that has breached its obligations to resist appeal, obtain consent pursuant to, resolve or lift, as applicable, such statute, rule, regulation or order;

(c)        End Date. By Parent or the Company, at any time prior to the Effective Time (whether prior to or after the receipt of the Requisite Stockholder Approval) if the Closing has not occurred by 11:59 p.m., New York City time, on April 29, 2025 or such later date as may be agreed to by the Parties (the “End Date”); provided, however, that if on the End Date any of the conditions set forth in Section 8.01(b) (to the extent relating to the CFIUS Approval) or Section 8.02(c) shall not have been satisfied but all other conditions set forth in Article 8 shall have been satisfied or waived or shall then be capable of being satisfied if the Closing were to take place on such date, then the End Date shall, at the election of either Parent or the Company, be extended to 11:59 p.m., New York City time, on July 29, 2025; provided, that the right to terminate this Agreement pursuant to this Section 9.01(c) will not be available to any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (i) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Transaction set forth in Article 8 prior to the End Date or (ii) the failure of the Closing to have occurred prior to the End Date;

(d)        No Requisite Stockholder Approval. By Parent or the Company, at any time prior to the Effective Time if the Company fails to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof) at which a vote on the Transaction is taken, except that the right to terminate this Agreement pursuant to this Section 9.01(d) will not be available to (x) any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, the failure to obtain the Requisite Stockholder Approval at the Company Stockholder Meeting (or any adjournment or postponement thereof) or (y) Parent if Parent and its controlled Affiliates fail to vote all shares of Common Stock beneficially owned by them as of the record date for the Company Stockholder Meeting in favor of any matters necessary for consummation of the transactions contemplated by this Agreement;

(e)        Company Board Recommendation Change. By Parent, at any time prior to the Company’s receipt of the Requisite Stockholder Approval, if the Company Board has effected a Company Board Recommendation Change; provided, that any such termination by Parent pursuant to this Section 9.01(e) must occur within five (5) Business Days of the Company Board Recommendation Change;

(f)         Termination for Company Breach. By Parent, at any time prior to the Effective Time, if the Company has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 8.02(a) (Company Representations and Warranties) or Section 8.02(b) (Performance of Obligations of the Company), except that Parent will not be entitled to terminate this Agreement pursuant to this Section 9.01(f) prior to the earlier of (i) the day immediately preceding the End Date (as it may be extended) and (ii)  the date that is thirty (30) days after the delivery by Parent to the Company of written notice of such breach stating Parent’s intention to terminate this Agreement pursuant to this Section 9.01(f) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if such breach has been cured prior to the end of such period; provided, however, that Parent shall not have the right to terminate this

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Agreement pursuant to this Section 9.01(f) if Parent is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 8.03(a) (Parent Representations and Warranties) or Section 8.03(b) (Performance of Obligations of Parent);

(g)        Termination for Parent Breach. By the Company, at any time prior to the Effective Time, if Parent or Merger Sub has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 8.03(a) (Parent Representations and Warranties) or Section 8.03(b) (Performance of Obligations of Parent), except that the Company will not be entitled to terminate this Agreement pursuant to this Section 9.01(g) prior to the earlier of (i) the day immediately preceding the End Date (as it may be extended) and (ii) the date that is thirty (30) days after the delivery by the Company to Parent of written notice of such breach stating the Company’s intention to terminate this Agreement pursuant to this Section 9.01(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if such breach has been cured prior to the end of such period; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.01(g) if the Company is then in breach of any representation, warranty, agreement or covenant contained in this Agreement which breach would result in a failure of a condition set forth in Section 8.02(a) (Company Representations and Warranties) or Section 8.02(b) (Performance of Obligations of the Company); and

(h)        Superior Proposal Termination. By the Company, at any time prior to the Company’s receipt of the Requisite Stockholder Approval, if the Company Board (acting on the recommendation of the Special Committee) determines to terminate this Agreement with respect to a Superior Proposal in accordance with Section 6.03(b); provided that, (i) the Company shall have complied with Section 6.03(b) and (ii) prior to or substantially concurrently with such termination, the Company pays to Parent the Company Termination Fee.

Section 9.02.    Manner and Notice of Termination; Effect of Termination.

(a)        Manner of Termination. The Party terminating this Agreement pursuant to Section 9.01 (other than pursuant to Section 9.01(a) (Termination by Agreement)) must deliver prompt written notice thereof to the other Party specifying the provision of Section 9.01 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(b)        Effect of Termination. In the event that this Agreement is terminated and the Merger abandoned pursuant to Section 9.01, written notice thereof shall be given to the other Party or Parties, specifying the provisions of this Agreement pursuant to which such termination is made, and this Agreement shall forthwith become null and void and of no effect without liability on the part of any party hereto (or any of its Representatives), and all rights and obligations of any party hereto shall cease; provided, however, that, except as otherwise provided in Section 9.02(c) or in any other provision of this Agreement, no such termination shall relieve any party hereto of any liability or damages (which the Parties acknowledge and agree shall not necessarily be limited to reimbursement of Expenses or out-of-pocket costs), and, in the case of liabilities or damages payable by Parent and Merger Sub, would include the benefits of the transactions contemplated by this Agreement lost by the Company’s stockholders) (taking into consideration all relevant matters, including lost stockholder premium and the time value of money), which shall be deemed in such event to be damages of such party, resulting from any knowing and intentional breach of this Agreement prior to such termination, in which case, except as otherwise provided in Section 9.02(c), the aggrieved party shall be entitled to all rights and remedies available at law or in equity; and provided, further, that the Confidentiality Agreement and this Section 9.02, Section 9.03 and Article 10 will each survive the termination of this Agreement. Nothing in this Agreement shall limit or prevent any party from exercising any rights or remedies it may have under Section 10.08 in lieu of terminating this Agreement pursuant to Section 9.01.

(c)        Payments. Notwithstanding the foregoing:

(i)        the Company shall pay the Company Termination Fee to Parent (A) within two (2) Business Days after such termination, if this Agreement is terminated by Parent pursuant to Section 9.01(e) (Company Board Recommendation Change), (B) prior to or substantially concurrently with such termination, if this Agreement is terminated by the Company pursuant to Section 9.01(h) (Superior Proposal Termination), or (C) within two (2) Business Days after the consummation of an Acquisition Transaction, if this Agreement is terminated (x) by either Party pursuant to Section 9.01(c) (End Date) and the Requisite Stockholder Approval has not been obtained prior to the End Date, (y) by either Party pursuant to Section 9.01(d)

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(No Requisite Stockholder Approval) or (z) by Parent pursuant to Section 9.01(f) (Termination for Company Breach) (but only to the extent relating to an intentional breach of Section 6.03(a)), and in each case of (x), (y) and (z): (1) prior to such termination an Acquisition Proposal shall have been publicly disclosed and not withdrawn or otherwise made to the Company Board or the Special Committee and not withdrawn, and (2) within twelve (12) months following the date of such termination of this Agreement the Company shall have consummated any Acquisition Proposal (it being understood for all purposes of this Section 9.02(c)(i), all references in the definition of Acquisition Proposal to “20%” will be deemed to be references to “50%”); provided, that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion, and

(ii)       Parent shall pay the Parent Termination Fee to the Company within fifteen (15) Business Days after such termination, if this Agreement is terminated by: (x) either Parent or the Company pursuant to Section 9.01(c) (End Date) if (1) at the time of the termination of this Agreement, the conditions set forth in Section 8.01(b) (No Prohibitive Laws or Injunctions) or Section 8.02(c) (Governmental Approvals) (in each case, to the extent relating to the CFIUS Approval) were not satisfied or waived by the relevant Party or Parties; and (2) at the time of the termination of this Agreement, each of the conditions in Article 8, other the condition set forth in Section 8.01(b) (No Prohibitive Laws or Injunctions) or Section 8.02(c) (Governmental Approvals) (in each case, to the extent relating to the CFIUS Approval), was satisfied or waived (other than those conditions that by their nature are to be satisfied at Closing, but which conditions would have been satisfied if the Closing Date were the date of such termination and other than those conditions set forth in Section 8.03); (y) either Parent or the Company pursuant to Section 9.01(b) (Illegality) (to the extent relating to the CFIUS Approval) or (z) the Company pursuant to Section 9.01(g) (Termination for Parent Breach) by reason of a breach of Section 7.02(b) (CFIUS Notice) by Parent.

(iii)     If a party hereto fails to promptly pay any amount due pursuant to this Section 9.02(c), and the other party commences a suit that results in a final and non-appealable judgment against the failing party for the amounts set forth in this Section 9.02(c), the failing party shall pay to the other party all reasonable and documented out-of-pocket fees, costs and expenses of enforcement (including reasonable and documented attorney’s fees incurred in connection with any such action) (the “Termination Expenses”).

Section 9.03.    Exclusive Remedy. Notwithstanding anything to the contrary in this Agreement, the Parties hereby acknowledge and agree that in the event that (i) the Company Termination Fee is paid by the Company to Parent in accordance with Section 9.02(c)(i), the Company Termination Fee (and, if applicable, the Termination Expenses) shall be Parent’s and Merger Sub’s sole and exclusive remedy under this Agreement except in the case of fraud and (ii) the Parent Termination Fee is paid by Parent to the Company in accordance with Section 9.02(c)(ii), the Parent Termination Fee (and, if applicable, the Termination Expenses) shall be the Company’s sole and exclusive remedy under this Agreement except in the case of fraud.

Section 9.04.    Fees and Expenses. Except as set forth in Section 9.02 hereof, (a) all fees and expenses (except for any Transfer Taxes) incurred in connection with this Agreement and the Transaction will be paid by the Party incurring such fees and expenses whether or not the Transaction is consummated, (b) any Transfer Taxes incurred in connection with this Agreement or the Transaction will be paid by the Party which has a legal obligation to do so.

Section 9.05.    Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time prior to the Effective Time by execution of an instrument in writing signed on behalf of Parent and the Company (pursuant to authorized action by the Company Board (at the direction of the Special Committee), or any duly authorized committee thereof), except that after the Company has received the Requisite Stockholder Approval, no amendment to this Agreement that requires the approval of the Company Stockholders, pursuant to applicable Law, may become effective without such approval.

Section 9.06.    Extension; Waiver. At any time and from time to time prior to the Closing, either Party may, to the extent legally allowed and except as otherwise set forth herein: (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained herein. Any agreement on the part of either Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

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Article 10
General Provisions

Section 10.01.  Notices. All notices, requests and other communications to a Party shall be in writing (including email transmission, so long as a receipt of such email is requested and received) and shall be given,

(i)         if to Parent to:

KOITO MANUFACTURING CO., LTD.
Sumitomo Fudosan Osaki Twin Bldg. East
5-1-18 Kitashinagawa
Shinagawa-ku, Tokyo 141-0001
Japan
Attn:            Satoshi Kabashima
Email:          s-kabashima@koito.co.jp

with copies (which will not constitute notice) to:

Nishimura & Asahi (Gaikokuho Kyodo Jigyo)
Otemon Tower
1-1-2 Otemachi
Chiyoda-ku, Tokyo 100-8124
Japan
Attn:            Tatsuya Tanigawa
Email:          t.tanigawa@nishimura.com

Davis Polk & Wardwell LLP
Izumi Garden Tower 33F
1-6-1 Roppongi
Minato-ku, Tokyo 106-6033
Japan
Attn:            Ken Lebrun
Email:          ken.lebrun@davispolk.com

(ii)        if to the Company to:

Cepton, Inc.
399 West Trimble Road
San Jose, CA 95131
United States of America
Attn:            Dr. Jun Pei
Email:          jun.pei@cepton.com

with a copy (which will not constitute notice) to:

O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, CA 94025
United States of America
Attn:            Paul Sieben
Email:          psieben@omm.com

Attn:            Noah Kornblith
Email:          nkornblith@omm.com

Attn:            Viq Shariff
Email:          vshariff@omm.com

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Cooley LLP
3175 Hanover Street
Palo Alto, CA 94304
United States of America
Attn:            Steven Tonsfeldt
Email:          stonsfeldt@cooley.com

or to such other address or email address as such Party may hereafter specify for the purpose by notice to the other Party. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 10.02.  No Survival of Representations and Warranties. The representations, warranties, covenants and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time; provided that this Section 10.02 shall not limit any covenant or agreement by the Parties that by its terms contemplates performance after the Effective Time.

Section 10.03.  Assignment.

(a)        The provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

(b)        No Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other Party, except that Parent or Merger Sub may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of their controlled Affiliates at any time and, (ii) after the Effective Time, to any Person; provided that such transfer or assignment shall not relieve Parent or Merger Sub of its obligations hereunder, enlarge, alter or change any obligation of any other Party or due to Parent or Merger Sub or prejudice the rights of the Persons set forth in Section 10.06.

Section 10.04.  Confidentiality. The Company and Parent hereby acknowledge that the Company and Parent have previously executed a Non-Disclosure Agreement, dated as of January 11, 2024 (the “Confidentiality Agreement”), which will continue in full force and effect in accordance with its terms. Each of (i) Parent and its Representatives, on the one hand, and (ii) the Company and its Representatives, on the other hand, will hold and treat all documents and information concerning the other Party furnished or made available to it or its Representatives in connection with the Transaction in accordance with the Confidentiality Agreement.

Section 10.05.  Entire Agreement. This Agreement and the documents and instruments and other agreements between the Parties as contemplated by or referred to herein, including the Confidentiality Agreement, constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement will: (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the Closing and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the Parties thereto.

Section 10.06.  Third Party Beneficiaries. This Agreement is not intended to and shall not confer any rights or remedies upon any person other than the Parties, their respective successors and permitted assigns, except (i) after the Effective Time, the rights of each Indemnified Person hereunder pursuant to Section 7.10, (ii) after the Effective Time, the right of the holders of Company Common Stock, Company Options, Company RSUs, Company PSUs, Warrants and Earnout Shares to receive Merger Consideration or other relevant amounts pursuant to Article 3, and (iii) following the valid termination of this Agreement pursuant to Article 9 and subject to Section 9.02(b), the right of the Company, as sole and exclusive agent for and on behalf of the holders of Company Common Stock, Company Options, Company RSUs, Company PSUs, Warrants and Earnout Shares (each of which are third party beneficiaries of this Agreement solely to the extent required for this proviso to be enforceable), to pursue damages in accordance with this Agreement (which may include the benefit of the bargain lost by such holders) in the event of a breach hereof by Parent of this Agreement, it being agreed that in no event shall any such holder be entitled to enforce any of their rights, or any of Parent’s or Merger Sub’s obligations, under this Agreement in the event of any such breach,

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but rather the Company shall have the sole and exclusive right to do so, as agent for such holders. Notwithstanding anything to the contrary herein, in no event shall stockholders of the Company be entitled to pursue an action for specific performance, damages or any other remedy directly against any of Parent, Merger Sub or Holdco in connection with this Agreement prior to the Effective Time, and third party beneficiary status is expressly denied to stockholders if such status would result in such an entitlement.

Section 10.07.  Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. Upon such a determination, the Parties agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision. If any provision of this Agreement is so broad as to be unenforceable, such provision will be interpreted to be only so broad as it is enforceable.

Section 10.08.  Remedies.

(a)        Remedies Cumulative. Except as set forth in Section 9.03 hereof or as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. Notwithstanding anything else to the contrary herein, although the Company may pursue both a grant of specific performance and monetary damages, under no circumstances will the Company be permitted or entitled to receive both a grant of specific performance that results in the occurrence of the Closing and monetary damages (including any monetary damages in lieu of specific performance). Except as set forth in the foregoing sentence, the Parties agree that (i) by seeking the remedies provided for in this Section 10.08 a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement and (ii) nothing set forth in this Section 10.08 shall require any Party hereto to institute any legal action or claim for (or limit any Party’s right to institute any legal action or claim for) injunctive relief or specific performance under this Section 10.08 prior or as a condition to exercising any termination right under Article 9 (and pursuing damages after such termination), nor shall the commencement of any legal action or claim pursuant to this Section 10.08 or anything set forth in this Section 10.08 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article 9 or pursue any other remedies under this Agreement or applicable Law that may be available then or thereafter.

(b)        Specific Performance.

(i)        The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that: (A) in addition to any other remedy to which they are entitled at Law or in equity, in the event of any breach or threatened breach by any Party of this Agreement, the non-breaching Party shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement in accordance with its specified terms and to enforce specifically the terms and provisions hereof; (B) the provisions of Section 9.02(c)(ii) are not intended to and do not adequately compensate the Company, on the one hand, or Parent, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement (including, without limitation, specific performance of any Party’s obligations to effect the Closing) is an integral part of the Transaction and without that right, neither the Company nor Parent would have entered into this Agreement.

(ii)       The Parties agree not to raise any objections based on the adequacy of legal remedies or the enforceability of this Section 10.08 to the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company on the one hand, or Parent, on the other hand; and the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Parent pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent

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breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement will not be required to provide any bond or other security in connection with the injunction to prevent breaches of this Agreement or enforcement of the terms and provisions of this Agreement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security.

(iii)     Notwithstanding anything to the contrary in this Agreement, if prior to the End Date any Party initiates a Legal Proceeding against the other Party to enforce specifically the other Party’s obligation to consummate the Transaction if and when required to do so pursuant to Section 2.02, then the End Date will be automatically extended by: (A) the amount of time during which such Legal Proceeding is pending plus five (5) Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

Section 10.09.  Governing Law. This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, the Transaction or the actions of Parent or the Company in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 10.10.  Consent to Jurisdiction. Each of the Parties: (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to the Transaction or this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 10.01 or in such other manner as may be permitted by applicable Law, and nothing in this Section 10.10 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any other state or federal court within the State of Delaware) (the “Chosen Courts”) in the event of any dispute or controversy relating to or arising out of this Agreement or the Transaction; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Legal Proceeding relating to or arising out of this Agreement or the Transaction will be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any Legal Proceeding relating to or arising out of this Agreement or the Transaction in any court other than the Chosen Courts unless the Chosen Courts issue a final judgment determining that such court lacks jurisdiction. Parent and the Company agree that a final judgment and any interim relief (whether equitable or otherwise) in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

Section 10.11.  WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11.

Section 10.12.  No Recourse. This Agreement may only be enforced against, and any claims or causes of action that maybe based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the Persons that are expressly identified as the Parties, including their

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respective successors and assigns and Persons that become Parties after the date hereof. Except as set forth in the immediately preceding sentence, no former, current or future equityholders, controlling persons, directors, officers, employees, agents or Affiliates of any Party or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the Parties or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the Transaction or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any Party against the other Party, in no event shall either Party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

Section 10.13.  Disclosure Letter References. Notwithstanding anything to the contrary herein, the Parties agree that any reference in a particular section of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the representations, warranties, covenants, agreements or other provisions hereof of the relevant party that are contained in the corresponding section of this Agreement, and any other representations, warranties, covenants, agreements or other provisions hereof of such party that is contained in this Agreement, but only if the relevance of that reference as an exception to (or a disclosure for purposes of) such representations, warranties, covenants, agreements and other provisions hereof, would be reasonably apparent on the face of such disclosure. The mere inclusion of an item in the Company Disclosure Letter as an exception to a representation, warranty, covenant, agreement or other provision hereof shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item would have a Company Material Adverse Effect.

Section 10.14.  Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Signature pages follow]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

CEPTON, INC.
By:	/s/ Jun Pei
	Name:	Jun Pei
	Title:	Chief Executive Officer

[Signature Page to Merger Agreement]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

KOITO MANUFACTURING CO., LTD.
By:	/s/ Michiaki Kato
	Name:	Michiaki Kato
	Title:	President and COO
PROJECT CAMARO MERGER SUB, INC.
By:	/s/ Hideharu Konagaya
	Name:	Hideharu Konagaya
	Title:	President

[Signature Page to Merger Agreement]

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Annex B

FORM OF VOTING SUPPORT AGREEMENT

This Voting Support Agreement (this “Agreement”), dated as of July 29, 2024, is entered into by and among KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan (the “Parent”) and [•] (the “Supporting Stockholder”). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with this Agreement, Cepton, Inc., a Delaware corporation (the “Company”), Parent and Project Camaro Merger Sub, Inc., a Delaware corporation and indirectly wholly owned subsidiary of Parent (“Merger Sub”) are entering into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which (and subject to the terms and conditions set forth therein) Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and an indirect Subsidiary of Parent;

WHEREAS, concurrently with this Agreement, Parent is entering into voting support agreements (each, a “Voting Support Agreement”) with certain other holders of Company Common Stock (each such holder, an “Other Supporting Stockholder”); and

WHEREAS, as of the date hereof, the Supporting Stockholder is the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of and is entitled to dispose of and vote the shares of Company Common Stock [(including any shares of Company Common Stock held by [•]]1 the “Owned Shares”; the Owned Shares and any additional Company Securities (or any securities convertible into or exercisable or exchangeable for Company Securities) in which the Supporting Stockholder acquires record and beneficial ownership after the date hereof, including, without limitation, by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such securities, or upon exercise or conversion of any securities, the “Covered Shares”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Parent and the Supporting Stockholder hereby agree as follows:

1.     Agreement to Vote. Subject to the earlier termination of this Agreement in accordance with Section 3, the Supporting Stockholder, in its capacity as a stockholder of the Company, irrevocably and unconditionally agrees that, at any meeting of the Company Stockholders (whether annual or special and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof), the Supporting Stockholder shall, and shall cause any other holder of record of any of the Covered Shares to:

(a)     if and when such meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum;

(b)    vote, or cause to be voted at such meeting, all of the Covered Shares owned as of the record date for such meeting to approve any matters necessary or reasonably requested by the Company for consummation of the transactions contemplated by the Merger Agreement; and

(c)     vote, or cause to be voted at such meeting, all of the Covered Shares against any Acquisition Proposal or Acquisition Transaction and any other action that would reasonably be expected to materially impede, interfere with, delay, postpone or adversely affect any of the transactions contemplated by the Merger Agreement.

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1        NTD: To be included for Supporting Stockholders with trusts.

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(d)    The Supporting Stockholder hereby revokes any and all previous proxies granted with respect to the Covered Shares. During the period commencing on the date hereof and ending upon the Termination Date (as defined below), the Supporting Stockholder, with respect to all of the Owned Shares, hereby irrevocably grants to, and appoints, Parent as the Supporting Stockholder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in the Supporting Stockholder’s name, to vote, or cause to be voted (including by proxy, if applicable) any Owned Shares (whether beneficially or of record) by the Supporting Stockholder in accordance with Sections 1(a) through (c) hereof; provided, that any grant of such proxy shall only entitle Parent or its designee to vote on the matters specified by Sections 1(a) through (c), and the Supporting Stockholder shall retain the authority to vote on all other matters. The proxy granted by the Supporting Stockholder pursuant to this Section 1(d) is irrevocable and is granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The Supporting Stockholder hereby affirms that such irrevocable proxy is coupled with an interest sufficient in law to support an irrevocable proxy by reason of the Merger Agreement and, except upon the termination of this Agreement in accordance with Section 3, is intended to be irrevocable.

(e)     Notwithstanding anything herein to the contrary, in the event the Company Board, or any duly authorized committee thereof, makes a Company Board Recommendation Change in accordance with the Merger Agreement, the obligations, covenants and restrictions of the Supporting Stockholder set forth in Section 1 above shall be modified such that, for the purposes of such section, the “Covered Shares” shall refer instead only to such number of shares of Company Common Stock owned by the Supporting Stockholder so that the sum of (i) the shares of Company Common Stock beneficially owned by the Supporting Stockholder and all Other Supporting Stockholders (each, as reduced pursuant to this Section clause (e) and pursuant to the respective Voting Support Agreements on a pro rata basis based upon the number of shares of Company Common Stock beneficially owned by the Supporting Stockholder and all Other Supporting Stockholders, but excluding any shares beneficially owned by Parent) and (ii) the shares of Company Common Stock beneficially owned by Parent, equals 35% of the voting power of the outstanding shares of Company Common Stock (a “Voting Reduction”). Any Voting Reduction shall apply to the Supporting Stockholder and each Other Supporting Stockholder pro rata in accordance with the number of Covered Shares, as compared to the number of shares of Company Common Stock beneficially owned by each Other Supporting Stockholders in each case as of the date hereof. For the avoidance of doubt, no reduction will be made to the Company Common Stock beneficially owned by Parent.

The obligations of the Supporting Stockholder specified in this Section 1 shall apply whether or not any matters necessary or reasonably requested by the Company for consummation of the transactions contemplated by the Merger Agreement is recommended by the Company Board.

2.     No Inconsistent Agreements. The Supporting Stockholder hereby covenants and agrees that the Supporting Stockholder shall not, at any time prior to the Termination Date (as defined below), (a) enter into any voting agreement or voting trust with respect to any of the Covered Shares that is inconsistent with the Supporting Stockholder’s obligations pursuant to this Agreement, (b) grant a proxy or power of attorney with respect to any of the Covered Shares that is inconsistent with the Supporting Stockholder’s obligations pursuant to this Agreement, or (c) enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.

3.     Termination. This Agreement shall automatically terminate, without any notice or other action by any parties hereto, be void ab initio and no parties hereto shall have any further obligations or liabilities under this Agreement, upon the earliest of (a) the receipt of the Requisite Stockholder Approval (as defined in the Merger Agreement), (b) the termination of the Merger Agreement in accordance with its terms, (c) the time this Agreement is terminated upon the mutual written agreement of Parent and the Supporting Stockholder, (d) the amendment of the Merger Agreement without the prior written consent of the Supporting Stockholder in a manner that affects the economics or material terms of the Merger Agreement in a manner that is adverse to the Company or its stockholders, or (e) the extension of the End Date past the twelve-month anniversary of the date hereof, without the prior written consent of the Supporting Stockholder (the earliest such date under clause (a), (b), (c), (d) or (e) being referred to herein as the “Termination Date”); provided, that the provisions set forth in Sections 10 to 24 shall survive the termination of this Agreement; provided, further, that termination of this Agreement shall not relieve any parties hereto from any liability for any willful breach of, or actual and intentional fraud in connection with, this Agreement prior to such termination.

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4.     Representations and Warranties of the Supporting Stockholder. The Supporting Stockholder hereby represents and warrants to Parent as follows:

(a)     The Supporting Stockholder is the only record and a beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good, valid and marketable title to, the Owned Shares, free and clear of Liens other than as created by this Agreement and Permitted Liens. As of the date hereof, other than the Owned Shares the Supporting Stockholder does not own beneficially or of record any shares of capital stock of the Company (or any securities convertible into shares of capital stock of the Company).

(b)    The Supporting Stockholder (i) except as provided in this Agreement, has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein, in each case, with respect to the Covered Shares, (ii) has not entered into any voting agreement or voting trust with respect to any of the Covered Shares that is inconsistent with the Supporting Stockholder’s obligations pursuant to this Agreement, (iii) has not granted a proxy or power of attorney with respect to any of the Covered Shares that is inconsistent with the Supporting Stockholder’s obligations pursuant to this Agreement and (iv) has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.

(c)     The Supporting Stockholder, (i) if a legal entity, is duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of the jurisdiction of its organization and has all requisite corporate or other power and authority and has taken all corporate or other action necessary in order to, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby or, (ii) if an individual, has legal competence and capacity to enter into this Agreement and all necessary authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Supporting Stockholder and constitutes a valid and binding agreement of the Supporting Stockholder enforceable against the Supporting Stockholder in accordance with its terms, except as such enforceability may: (A) be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) be subject to general principles of equity.

(d)    Other than the filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by the Supporting Stockholder from, or to be given by the Supporting Stockholder to, or be made by the Supporting Stockholder with, any Governmental Authority in connection with the execution, delivery and performance by the Supporting Stockholder of this Agreement, the consummation of the transactions contemplated hereby (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Merger Agreement).

(e)     The execution, delivery and performance of this Agreement by the Supporting Stockholder do not, and the consummation of the transactions contemplated hereby (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Merger Agreement) will not, constitute or result in, (i) if the Supporting Stockholder is a legal entity, a breach or violation of, or a default under, the certificate of incorporation, bylaws, limited liability company agreement or similar governing documents of the Supporting Stockholder, (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under or the creation of a Lien on the Covered Shares (other than Permitted Liens) pursuant to any contract binding upon the Supporting Stockholder or, assuming (solely with respect to performance of this Agreement and the transactions contemplated hereby), compliance with the matters referred to in Section 4(d), under any applicable Law to which the Supporting Stockholder is subject, or (iii) any change in the rights or obligations of any parties hereto under any contract legally binding upon the Supporting Stockholder, except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, loss, acceleration, Lien or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially

Annex B-3

delay or impair the Supporting Stockholder’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby (including, for the avoidance of doubt, those covenants, agreements and obligations under this Agreement that relate to the provisions of the Merger Agreement).

(f)     As of the date of this Agreement, there is no action, proceeding or, to the Supporting Stockholder’s knowledge, investigation pending against the Supporting Stockholder or, to the knowledge of the Supporting Stockholder, threatened against the Supporting Stockholder that questions the beneficial or record ownership of the Owned Shares, the validity of this Agreement or the performance by the Supporting Stockholder of its obligations under this Agreement.

(g)    The Supporting Stockholder understands and acknowledges that the Company, Parent and Merger Sub entered into the Merger Agreement in reliance upon the execution and delivery of this Agreement by the Supporting Stockholder and the representations, warranties, covenants and other agreements of the Supporting Stockholder contained herein.

(h)    No investment banker, broker, finder or other intermediary is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission for which the Company, Parent or Merger Sub is or will be liable in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of the Supporting Stockholder, on behalf of the Supporting Stockholder, other than, for the avoidance of doubt, Parent’s or the Company’s engagement of any investment banker, broker, finder or other intermediary as set forth in the Merger Agreement.

5.     Certain Covenants of the Supporting Stockholder. Except in accordance with the terms of this Agreement, the Supporting Stockholder hereby covenants and agrees as follows:

(a)     The Supporting Stockholder hereby agrees not to, directly or indirectly, and shall not, prior to the Termination Date, authorize or encourage any of its Affiliates or any of its or their representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding an Acquisition Proposal; (ii) enter into discussions or negotiations with, or furnish or disclose any non-public information about the Company to, any Person in connection with or that could reasonably be expected to lead to a possible Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal. The Supporting Stockholder shall immediately cease and cause to be terminated, and shall use reasonable best efforts to cause its Affiliates and all of its and their representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could lead to, an Acquisition Proposal.

(b)    The Supporting Stockholder hereby agrees not to, directly or indirectly, prior to the Termination Date, except in connection with the consummation of the transactions contemplated by the Merger Agreement, (i) sell, transfer, pledge, encumber, assign, hedge, swap, convert or otherwise dispose of (including by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by operation of Law or otherwise), either voluntarily or involuntarily (collectively, “Transfer”), or enter into any contract or option with respect to the Transfer of any of the Supporting Stockholder’s Covered Shares, or (ii) take any action that would make any representation or warranty of the Supporting Stockholder contained herein untrue or incorrect or have the effect of preventing or materially delaying the Supporting Stockholder from or in performing its obligations under this Agreement; provided, however, that nothing herein shall prohibit a Transfer (A) to an Affiliate of the Supporting Stockholder, (B) occurring by will, testamentary document or intestate succession upon the death of a Supporting Stockholder who is an individual, (C) pursuant to community property laws or divorce decree or (D) to be held in “street name” pursuant to a 10b5-1 plan entered into after the date hereof so long as no trades under such plan occur prior to the voting of the Supporting Stockholder’s Covered Shares in accordance with Section 1 and the Supporting Stockholder remains the beneficial owner of such Covered Shares entitled to vote such Covered Shares (each, a “Permitted Transfer”); provided, further, that any Permitted Transfer (other than pursuant to clause (D)) shall be permitted only if, as a precondition to such Transfer, the transferee also agrees in a writing, reasonably satisfactory in form and substance to Parent, to assume all of the obligations of the Supporting Stockholder under, and be bound by all of the terms of, this Agreement in respect of the Covered Shares so Transferred; provided, further, that any Transfer permitted under this Section 5(b) shall

Annex B-4

not relieve the Supporting Stockholder of its obligations under this Agreement. Any Transfer in violation of this Section 5(b) with respect to the Covered Shares shall be null and void. Nothing in this Agreement shall prohibit direct or indirect transfers of equity or other interests in the Supporting Stockholder.

6.     Further Assurances. From time to time, at Parent’s request and without further consideration, the Supporting Stockholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or reasonably requested to effect the actions and consummate the transactions contemplated by this Agreement. The Supporting Stockholder further agrees not to commence or participate in, and to take all actions necessary to opt out of any class action with respect to, any action or claim, derivative or otherwise, against Parent, Merger Sub or their respective Affiliates, the Company or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby and thereby.

7.     Disclosure. The Supporting Stockholder hereby authorizes the Company and Parent to publish and disclose in any announcement or disclosure to the extent required by Law or by rule or regulation of the SEC or NASDAQ the Supporting Stockholder’s identity and ownership of the Covered Shares and the nature of the Supporting Stockholder’s obligations under this Agreement; provided, that prior to any such publication or disclosure, if permitted under such Law, rule or regulation, the Company and Parent have provided the Supporting Stockholder with a reasonable opportunity to review and comment upon such announcement or disclosure, which comments the Company and Parent will have considered in good faith.

8.     Changes in Capital Stock. In the event of a stock split, stock dividend or distribution, or any change in the Company’s capital stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Owned Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

9.     Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed by Parent and the Supporting Stockholder.

10.   Waiver. Any parties to this Agreement may, at any time prior to the Termination Date, waive any of the terms or conditions of this Agreement pursuant to an instrument in writing signed by the party or parties to be bound thereby, or agree to an amendment or modification to this Agreement in the manner contemplated by Section 9 and by an agreement in writing executed in the same manner (but not necessarily by the same Persons) as this Agreement.

11.   Notices. All notices, requests and other communications to any of the parties hereto shall be in writing (including email transmission, so long as a receipt of such email is requested and received) and shall be given, if to Parent to:

KOITO MANUFACTURING CO., LTD.
Sumitomo Fudosan Osaki Twin Bldg. East
5-1-18, Kitashinagawa
Shinagawa-ku, Tokyo 141-0001
Japan
Attn:   Satoshi Kabashima
Email: s-kabashima@koito.co.jp

with copies (which will not constitute notice) to:

Nishimura & Asahi (Gaikokuho Kyodo Jigyo)
Otemon Tower
1-1-2 Otemachi
Chiyoda-ku, Tokyo 100-8124
Japan
Attn:   Tatsuya Tanigawa
Email: t.tanigawa@nishimura.com

Annex B-5

Davis Polk & Wardwell LLP
Izumi Garden Tower 33F
1-6-1 Roppongi
Minato-ku, Tokyo 106-6033
Japan
Attn:   Ken Lebrun
Email: ken.lebrun@davispolk.com

If to the Supporting Stockholder, to such address indicated on the Company’s records with respect to the Supporting Stockholder or to such other address or addresses as the Supporting Stockholder may from time to time designate in writing, with copies (which will not constitute notice) to:

O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, CA 94025
United States of America
Attn:   Paul Sieben
Email: psieben@omm.com

Attn:   Noah Kornblith
Email: nkornblith@omm.com

Attn:   Viq Shariff
Email: vshariff@omm.com

Cooley LLP
3175 Hanover Street
Palo Alto, CA 94304
United States of America
Attn:   Steven Tonsfeldt
Email: stonsfeldt@cooley.com

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding business day in the place of receipt.

12.   No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Supporting Stockholder, and Parent shall have no authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Supporting Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

13.   Entire Agreement. This Agreement, and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including that certain Confidentiality Agreement, dated January 11, 2024, by and between the Company and Parent, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

14.   No Third-Party Beneficiaries. The Supporting Stockholder hereby agrees that its representations, warranties and covenants set forth herein are solely for the benefit of Parent in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, and the parties hereto hereby further agree that this Agreement may only be enforced against, and any action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the Persons expressly named as parties hereto.

Annex B-6

15.   Governing Law and Venue; Service of Process; Waiver of Jury Trial.

(a)       This Agreement and all actions, proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, any transaction contemplated hereby or the actions of Parent in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with the Laws of the State of Delaware, including its statute of limitations, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(b)       Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, provided, that if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in the U.S. District Court for the District of Delaware (together with the Court of Chancery of the State of Delaware “Chosen Courts”), in connection with any matter based upon or arising out of this Agreement. Each party hereto hereby waives, and shall not assert as a defense in any legal dispute, that (i) such Person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such Person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum or (v) the venue of such legal proceeding is improper. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 11, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such Persons and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 15, the parties hereto may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY HERETO SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. FURTHERMORE, NO PARTY HERETO SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

16.   Assignment; Successors. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of each of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment of this Agreement without the consent required by this Section 16 is null and void.

17.   Non-Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the Persons that are expressly identified as parties hereto, including Persons that become parties hereto after the date hereof or that agree in writing for the benefit of Parent to be bound by the terms of this Agreement applicable to the Supporting Stockholder, and, subject only to the specific contractual provisions hereof, no former, current or future equityholders, controlling persons, directors, officers, employees, agents or Affiliates of any of the parties hereto or any former, current or future equityholder, controlling person, director, officer, employee, general or limited partner, member, manager, advisor, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated by this Agreement or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any party hereto against any other party hereto, in no event shall any party hereto or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.

Annex B-7

18.   Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The parties acknowledge and agree that (a) the parties hereto shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, including the Supporting Stockholder’s obligations to vote the Covered Shares as provided in this Agreement, without proof of damages, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the parties hereto would have entered into this Agreement. Each of the parties hereto agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties hereto have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The parties hereto acknowledge and agree that any party hereto seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 18 shall not be required to provide any bond or other security in connection with any such injunction.

19.   Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties hereto further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties hereto.

20.   Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each of the parties hereto shall have received a counterpart hereof signed by all of the other parties. Signatures delivered electronically or by facsimile shall be deemed to be original signatures.

21.   Interpretation and Construction. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. The definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute and to any rules or regulations promulgated thereunder. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any of the parties hereto by virtue of the authorship of any of the provisions of this Agreement.

22.   Capacity as a Supporting Stockholder. Notwithstanding anything herein to the contrary, the Supporting Stockholder signs this Agreement solely in the Supporting Stockholder’s capacity as a stockholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions or inactions of any affiliate, representative, employee or designee of the Supporting Stockholder or any of its affiliates in his or her capacity, if applicable, as an officer, director or fiduciary of the Company or any of its Subsidiaries or any other Person. Nothing in this Agreement: (i) will limit or affect any actions or omissions taken by the Supporting Stockholder in the Supporting Stockholder’s capacity as a director or officer of the Company or its Subsidiaries, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (ii) will be construed to prohibit, limit, or restrict the Supporting Stockholder from exercising the Supporting Stockholder’s fiduciary duties as a director or officer to the Company, its Subsidiaries, or its or their respective stockholders.

Annex B-8

23.   Representation of the Company. The Supporting Stockholder acknowledges and agrees that it has had an adequate opportunity to review this Agreement with its counsel prior to executing this Agreement.

24.   Fees and Expenses. Except as set forth in Section 9.02 (Manner and Notice of Termination; Effect of Termination) of the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such expenses.

25.   Spousal Consent. If any individual Supporting Stockholder is married on the date of this Agreement and the Supporting Stockholder resides in a state in which spousal consent is necessary to give full effect hereto, the Supporting Stockholder spouse shall execute and deliver to the Company a consent of spouse in the form of Exhibit A hereto (“Consent of Spouse”), effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in the Supporting Stockholder’s Covered Shares that do not otherwise exist by operation of law or the agreement of the parties hereto. If any individual Supporting Stockholder should marry or remarry subsequent to the date of this Agreement, the Supporting Stockholder shall within thirty (30) days thereafter obtain his/her new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by causing such spouse to execute and deliver a Consent of Spouse acknowledging the restrictions and obligations contained in this Agreement and agreeing and consenting to the same.

[The remainder of this page is intentionally left blank.]

Annex B-9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

KOITO MANUFACTURING CO., LTD.
By:
	Name:	Michiaki Kato
	Title:	President and COO

[Signature Page to Voting Support Agreement ([•])]

Annex B-10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

[•]

Name:	[•], as trustee
Owned Shares Held:
Common Stock:	[•]

[Signature Page to Voting Support Agreement ([•])]

Annex B-11

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

[•]

Name:	[•]
Owned Shares Held:
Common Stock:	[•]

[Signature Page to Voting Support Agreement ([•])]

Annex B-12

Annex C

EXECUTION VERSION

ROLLOVER AGREEMENT

This ROLLOVER AGREEMENT (this “Agreement”), dated as of July 29, 2024 is entered into by and among KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan (“Buyer”), Project Camaro Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Buyer (“Holdco”), and each holder of shares of Company Common Stock of Cepton, Inc., a Delaware corporation (the “Company”) that is or may become a party to this Agreement by virtue of executing a counterpart or joinder hereto (each, a “Covered Person”). Any capitalized term that is used, but not defined, herein shall have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, Buyer, Project Camaro Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Holdco and the Company have, prior to or concurrently with the execution and delivery herewith, entered or will enter into an Agreement and Plan of Merger dated as of the date hereof (as amended or modified from time to time, the “Merger Agreement”), providing for, among other things, the merger of Merger Sub with and into the Company such that the Company will become a wholly owned subsidiary of Holdco (collectively, the “Merger”);

WHEREAS, prior to the Closing, Buyer will contribute to Holdco in exchange for newly issued units of Holdco (the “Holdco Securities”) the following: (i) all shares of Company Common Stock held by Buyer, valuing each such share of Company Common Stock at the amount of the Merger Consideration per share to be paid in cash pursuant to the Merger in respect of a share of Company Common Stock (such valuation, the “Agreed Per Share Value”), (ii) all shares of Series A Preferred Stock held by Buyer, valuing each such share of Series A Preferred Stock at the liquidation preference for such share of Series A Preferred Stock at the time of the contribution and (iii) an amount of cash necessary for Merger Sub or Surviving Corporation to pay the Merger Consideration and any other consideration (including, but not limited to, amounts to be paid in respect of Company Options or Company RSUs) or other costs or expenses required to be paid by Merger Sub or Surviving Corporation in connection with the Transaction (which amount, upon such contribution by Buyer to Holdco, will be immediately contributed from Holdco to Merger Sub in exchange for newly issues shares of Merger Sub); and

WHEREAS, as an inducement to Buyer’s and Merger Sub’s willingness to enter into the Merger Agreement and the other Transaction Documents to which they are a party, each Covered Person, and if applicable, his or her Spouse, has agreed to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged and agreed), each of the parties hereto, intending to be legally bound, hereby agree as follows:

1.      Rollover Contribution; Subscription for New Holdco Securities.

(a)   Rollover Contribution. Each Covered Person agrees, severally and not jointly and solely with respect to itself, himself or herself, that, effective as of immediately prior to the Effective Time, all of such Covered Person’s ownership of and title to the number of shares of Company Common Stock set forth on such Covered Person’s signature page hereto ( the “Committed Rollover Shares”), free and clear of all Liens and any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of the Committed Rollover Shares), other than generally applicable transfer restrictions under the Securities Act (as defined below), this Agreement or the Voting Support Agreements (if applicable to such Covered Person), shall be contributed and assigned to Holdco. In exchange for the contribution of the Committed Rollover Shares by a Covered Person, Holdco hereby agrees to issue to each such Covered Person, effective as of the Closing, a number of Holdco Securities equivalent to the shares of Company Common Stock so contributed to Holdco, valuing each such share of Company Common Stock at the Agreed Per Share Value, with each such Holdco Security free and clear of all Liens, other than restrictions under applicable securities laws and restrictions set forth in the LLC Agreement (as defined below).

Annex C-1

(b)   Continued Ownership of the Committed Rollover Shares. Each Covered Person agrees that, until the Closing, such Covered Person shall continue to beneficially own a number of shares of Company Common Stock equal to the Committed Rollover Shares, and such Covered Person shall not transfer or cause to be transferred any shares of Company Common Stock if such transfer would cause such Covered Person to be unable to contribute the Committed Rollover Shares to Holdco in accordance with Section 1(a).

(c)   Joinders. Any holder of Company Common Stock (a “Holder”) who has not executed this Agreement as of the date hereof may, with Buyer’s prior written consent, become a party to, and be bound by, this Agreement as a Covered Person by signing and delivering to Buyer and Holdco a joinder in the form of Annex I hereto (a “Joinder Agreement”), and such Holder shall be a Covered Person with respect to the Committed Rollover Shares set forth therein.

(d)   Tax Treatment. The parties hereto intend that, for U.S. federal income tax purposes, each contribution referred to in Section 1(a) shall be treated as a taxable transfer of the Committed Rollover Shares in exchange for a contingent installment obligation governed by Treasury Regulations Section 15A.453-1(c) in a transaction governed by Section 1001 of the Code and subject to installment sale reporting under Section 453 of the Code, and each party hereto will file all U.S. federal income tax returns in a manner consistent with such treatment.

(e)   Withholding. Notwithstanding any other provision of this Agreement, Buyer, Holdco and their Affiliates shall be entitled to deduct and withhold from any amount otherwise payable to any Covered Person pursuant to this Agreement or the LLC Agreement (as defined below) such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of Law. To the extent Buyer, Holdco or their Affiliates determine that any amounts payable to any Person pursuant to or with respect to this Agreement, Buyer, Holdco and their Affiliates shall use commercially reasonable efforts to provide such Person with three (3) Business Days prior notice of the intent to withhold and shall cooperate with such Person to eliminate or otherwise reduce such withholding. Amounts so withheld and paid over to the appropriate Governmental Authority shall be treated for all purposes of this Agreement as having been paid to the applicable Covered Person in respect of which such deduction and withholding was made.

2.      LLC Agreement. Holdco and each Covered Person hereby agree, contemporaneously with the Closing, to enter into and become bound by an amended and restated LLC Agreement, substantially as set forth on Annex II (the “LLC Agreement”). Each Covered Person expressly acknowledges that the Holdco Securities acquired by such Covered Person pursuant to this Agreement shall be subject to the restrictions on transfer and other terms and conditions of the LLC Agreement.

3.      Representations and Warranties. Each Covered Person (and, if applicable, his or her Spouse) hereby makes the representations and warranties set forth on Annex III, severally and not jointly, to Holdco, as of the date hereof (or, in the case of any Covered Person becomes a party hereto by delivering a Joinder Agreement as contemplated by Section 1(c), as of the date of such Joinder Agreement) and as of the Closing, and as to itself, himself or herself only (and, if applicable, his or her Spouse), and Holdco hereby makes the representations and warranties set forth on Annex IV, to each Covered Person, as of the date hereof and as of the Closing. The representations and warranties made pursuant to this Section 3 shall survive the Closing.

4.      Restrictive Covenants.

(a)   Confidentiality. Each Covered Person acknowledges, on behalf of itself, himself or herself (and, if applicable, his or her Spouse), that the success of the Company and its Subsidiaries after the Effective Time depends upon the continued preservation of the confidentiality of information regarding the business, operations and affairs of the Buyer, the Company and/or their respective Subsidiaries that has been maintained as confidential and is not publicly available (including trade secrets, confidential information and proprietary materials, which may include the following categories of information and materials: methods, procedures, computer programs and architecture, databases, customer information, lists and identities, employee lists and identities, pricing information, research, methodologies, contractual forms, and other information, whether tangible or intangible, which is not publicly available generally) (collectively, the “Confidential Information”) and has been accessed or possessed by such Covered Person and its, his or her Affiliates and that the preservation of the confidentiality of such information is an essential premise of the transactions contemplated by the Merger Agreement, this Agreement and the other Transaction Documents. Accordingly,

Annex C-2

each Covered Person hereby agrees not to disclose or use, and to use reasonable best efforts to cause his, her or its Representatives not to disclose or use, any Confidential Information to any third party, both during and after the Covered Person’s service as a service provider to Buyer, the Company and/or their respective Subsidiaries, except (i) with respect to the Protected Rights (as defined below), (ii) to the extent that such Confidential Information can be shown to have been in the public domain through no fault of any Covered Person and (iii) to the extent that such Confidential Information is disclosed in connection with the ordinary course performance of such Covered Person’s duties as a service provider to Holdco, Buyer, the Company and/or their respective Subsidiaries (without violation of any agreements entered into in connection with such service relationship). In addition, notwithstanding the foregoing and for the avoidance of doubt, such Covered Person may disclose such Confidential Information (w) on a confidential basis to her, his or its tax and financial advisors for purposes of complying with such Covered Person’s tax obligations or other reporting obligations under applicable Law arising out of this Agreement, the transactions contemplated hereby, the Merger Agreement or the transactions contemplated thereby (provided that such Covered Person remains liable for any violation of the terms of this Section 4(a) by such Persons as if they were such Covered Person), (x) on a confidential basis to her, his or its legal counsel and accountants for the purpose of evaluating the legal and financial ramifications of this Agreement, the transactions contemplated hereby, the Merger Agreement or the transactions contemplated thereby (provided that such Covered Person remains liable for any violation of the terms of this Section 4(a) by such Persons as if they were such Covered Person), (y) as required by applicable law, rule or regulation and (z) in court filings, as reasonably necessary in connection with the enforcement by such Covered Person of his, her or its rights under this Agreement or any other agreement relating hereto or to such Covered Person’s services to Holdco, Buyer, the Company and/or their respective Subsidiaries, except for disclosure required by law, rule or regulation. Each Covered Person shall not, and shall use reasonable best efforts to cause his, her or its Representatives not to, issue any press release, have any communication with the press (whether or not for attribution) or make any other public statement with respect to this Agreement, the Merger Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby, without the prior written consent of Buyer.

(b)   Notwithstanding anything in this Agreement (including the confidentiality obligations set forth in Section 4(a)) or otherwise, it is understood that nothing in this Agreement limits the Covered Person from (i) filing a charge or complaint with the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission (“SEC”) or any other federal, state or local government agency or commission (collectively, “Government Agencies”); (ii) communicating with any Government Agency or otherwise participating in any investigation or proceeding that may be conducted by any Government Agency; (iii) testifying in a legal, arbitral or Governmental Agency proceeding; (iv) exercising Covered Person’s rights (if any) under Section 7 of the National Labor Relations Act; or (v) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that such Covered Person has reason to believe is unlawful. A Covered Person does not need the prior authorization of Buyer, the Company or any of their respective Affiliates to make any reports or disclosures, and a Covered Person shall not be required to notify Buyer, the Company or any of their respective Affiliates that such reports or disclosures have been made. Neither Buyer, the Company nor any of their respective Affiliates may retaliate against a Covered Person for any of these activities, and nothing in this Agreement requires a Covered Person to waive any monetary award or other payment that the Covered Person might become entitled to from the SEC or any other Government Entity or self-regulatory organization. Pursuant to the Defend Trade Secrets Act of 2016 (which added 18 U.S.C. § 1833(b)), the parties agree that a Covered Person shall not have criminal or civil liability under any federal or state trade secret law for the disclosure of a trade secret that (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition and without limiting the preceding sentence, if a Covered Person files a lawsuit for retaliation by Buyer, the Company or any of their respective Affiliates for reporting a suspected violation of law, the Covered Person may disclose the trade secret to my attorney and may use the trade secret information in the court proceeding, if the Covered Person (x) files any document containing the trade secret under seal and (y) do not disclose the trade secret except pursuant to court order. Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by such Section. A Covered Person’s rights as described in this paragraph are referred to as the “Protected Rights”.

Annex C-3

(c)   Non-Competition. In connection with the Covered Person’s sale of Company Common Stock and/or receipt of a portion of the aggregate Merger Consideration, during the period starting on the date of this Agreement and ending on the five-year anniversary of the Closing (the “Restricted Period”), each Covered Person shall not directly or indirectly, whether as an individual, partner, joint venturer, owner, manager, equityholder, employee, officer, director, independent contractor or otherwise, engage in any activity or business that competes in any material respect with any business, regardless of where such business is located, that develops, manufactures, distributes or sells lidar technology or lidar based solutions (a “Competitive Activity”); provided, that the foregoing shall not prohibit any Covered Person from: (i) holding publicly traded securities of any Person engaged in a Competitive Activity to the extent that such investment does not, directly or indirectly, confer on such Covered Person (together with his, her or its Affiliates) more than 5% of the voting power of such Person; (ii) making passive investments in a venture capital, private debt or private equity fund (“Private Fund”); or (iii) if such Covered Person is no longer providing services to Holdco, Buyer, the Company and/or their respective Subsidiaries, rendering services as an employee, consultant, advisor, partner or member of a venture capital, private debt or private equity firm, that makes investments in entities that engage in a Competitive Activity (a “Portfolio Company”) so long as such Covered Person does not serve as an advisor, director, employee, consultant or maintain any other service relationship with a Portfolio Company.

(d)   Non-Solicitation and No Hire. In connection with the Covered Person’s sale of Company Common Stock and/or receipt of a portion of the aggregate Merger Consideration, during the Restricted Period, each Covered Person shall not directly or indirectly, solicit or encourage any of the directors, officers, managers, employees, contractors, consultants or other service providers of the Company or any of its respective Affiliates (including, for the avoidance of doubt, Buyer and its Subsidiaries from the Closing) to cease or curtail its, his or her relationship with such Persons, or hire or attempt to hire, whether as a director, officer, manager, employee, contractor, consultant or other service provider, any such Person; provided, however, that the foregoing shall not prohibit (i) the solicitation of any such Person resulting from generalized searches for employees through the use of bona fide public advertisements in the media or any general recruitment efforts conducted by such Covered Person or any Affiliate thereof or any recruitment agency, in each case, that are not targeted specifically at such Persons or (ii) the solicitation or hiring of any such Person who has not been employed by or otherwise provided services to Buyer, the Company or any of their respective Subsidiaries or Affiliates for at least six (6) months prior to the date of such solicitation or hiring.

(e)   Non-Disparagement. In connection with its, his or her sale of Company Common Stock and/or receipt of a portion of the aggregate Merger Consideration, during the Restricted Period, each Covered Person shall not, directly or indirectly, (i) interfere with, or attempt to interfere with, the business the Company or any of its respective Affiliates (including, for the avoidance of doubt, Buyer and its Subsidiaries from the Closing), or any of their relationships with any current or prospective customers, vendors, suppliers, contractors or other material business relationships, including by soliciting or diverting (or attempting to solicit or divert) any such Person, or inducing (or attempting to induce) any such Person to cease doing business, or reduce or otherwise limit its business, with the Company or any of its respective Affiliates (including, for the avoidance of doubt, Buyer and its Subsidiaries from the Closing) or (ii) make any negative or disparaging statements or communications regarding the Company or any of its respective Affiliates (including, for the avoidance of doubt, Buyer and its Subsidiaries from the Closing), in each case, except with respect to the Protected Rights.

(f)   Certain Acknowledgments. Each Covered Person (on its, his or her own behalf) acknowledges that Buyer and Merger Sub would not be willing to enter into the Merger Agreement or the other Transaction Documents, or consummate the transactions contemplated thereby, in the absence of this Agreement, and that the covenants contained in this Agreement constitute a material inducement to Buyer and Merger Sub to enter into, and consummate the transactions contemplated by (including payments of the amounts contemplated by), the Merger Agreement and the other Transaction Documents. Without limiting the generality of the foregoing, each Covered Person (on its, his or her own behalf and on behalf of its, his or her Affiliates) acknowledges and agrees that the restrictions contained in this Section 4 are reasonable and necessary to protect the legitimate interests of Buyer, and it is the intention of the parties hereto that if any of the restrictions or covenants contained in this Section 4 are for any reason held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section 4, and this Section 4 shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the further intention of the parties hereto that if any of the restrictions or covenants

Annex C-4

contained herein is held to cover a geographic area or to be for a length of time which is not permitted by applicable Law, or in any way construed to be too broad or to any extent invalid, such provision shall (to the maximum extent permitted by applicable Law) not be construed to be null, void and of no effect, but instead shall be construed and interpreted or reformed to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable Law.

5.      Other Closing Deliverables. Each Covered Person hereby agrees, contemporaneously with the Closing, to deliver to Holdco a duly executed IRS Form W-9 for such Covered Person. Furthermore, as a condition to the issuance of any Holdco Securities hereunder, each Covered Person shall, prior to the Closing, deliver to Holdco a customary questionnaire certifying its status as an accredited investor and any other information reasonably requested by Holdco for such purpose.

6.      Limitation on Holdco Liability. Each of the parties hereto agrees and acknowledges that Holdco has no obligation by virtue of this Agreement to effect the Closing, and neither Holdco nor any of its Affiliates nor any of their respective directors, officers, employees or agents shall have any liability whatsoever hereunder, or in connection herewith, for any failure to effect the Closing (whether or not such failure is (or is deemed to be) in breach of the Merger Agreement, this Agreement or otherwise); provided, however, that nothing in this Section 6 shall limit, impair, impact or restrict the rights of the Company under the Merger Agreement.

7.      Specific Performance.

(a)   Subject to Section 7(b), (i) each party hereto acknowledges and agrees that the other parties would be irreparably damaged in the event that any of the terms or provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, (ii) therefore, notwithstanding anything to the contrary set forth in this Agreement, each party hereto hereby agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of any of the terms or provisions of this Agreement and/or specific performance by any other party, and each party hereby agrees to waive the defense (and not to interpose as a defense or in opposition) in any such suit that the other parties have an adequate remedy at law, and hereby agrees to waive any requirement to post any bond in connection with obtaining such relief and (iii) the equitable remedies described in this Section 7 shall be in addition to, and not in lieu of, any other remedies at law or in equity that the parties may elect to pursue.

(b)   Notwithstanding anything to the contrary contained in this Agreement, in no event shall any Covered Person or any other Person have any right whatsoever to cause Buyer or any of its Affiliates to consummate the Closing, and in no event shall any other party hereto or any other Person be entitled to seek or obtain any injunction or injunctions to compel Buyer or any of its Affiliates to consummate the Closing, except for the right of the Company to seek specific performance of the obligations of Buyer pursuant to the express terms of Section 10.08 of the Merger Agreement (but subject to the limitations set forth therein).

8.      Governing Law. This Agreement, and all claims or causes of action (whether at law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements made and to be performed entirely within the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party expressly agrees and acknowledges that the State of Delaware has a reasonable relationship to the parties and/or this Agreement.

9.      Jurisdiction; Waiver of Jury Trial. Each party to this Agreement, by his, her or its execution hereof, hereby irrevocably (a) agrees and consents to be subject to the exclusive jurisdiction of the United States District Court located in the State of Delaware (and in the absence of federal jurisdiction, the parties consent to be subject to the exclusive jurisdiction of the Delaware Chancery Court located in Wilmington, Delaware or, if such court lacks jurisdiction, the other state courts located in Wilmington, Delaware), and agrees not to object to venue in the courts or to claim that such forum is inconvenient, (b) waives to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that it is not subject personally to the jurisdiction of the above-named courts, that his, her or its property is exempt or immune from attachment or execution, that any such action, suit or proceeding brought in one of the above-named courts

Annex C-5

should be dismissed on grounds of improper venue or forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other action, suit or proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) agrees not to commence or prosecute any such action, suit or proceeding other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, suit or proceeding to any court other than one of the above-named courts whether on the grounds of lack of personal jurisdiction, improper venue, inconvenient forum or otherwise. Each party hereby irrevocably (x) consents to service of process in any such action, suit or proceeding in any manner permitted by the laws of the State of Delaware; (y) agrees that service of process made in accordance with clause (x) will constitute good and valid service of process in any such action, suit or proceeding; and (z) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action, suit or proceeding any claim that service of process made in accordance with clause (x) or clause (y) does not constitute good and valid service of process. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE MERGER AGREEMENT, THE LLC AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

10.    Termination. This Agreement shall automatically terminate and be of no further force or effect upon any valid termination of the Merger Agreement.

11.    Counterparts; Entire Agreement; Amendment. This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement, together with the Merger Agreement and any other Transaction Documents to which the parties hereto are party, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, whether written, oral or implied, between or among any of the parties with respect to the subject matter hereof and shall not be assigned by operation of law or otherwise. This Agreement may be amended only by an instrument in writing signed on behalf of each of the parties hereto.

12.    Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and his, her or its successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer any of his, her or its rights or obligations under this Agreement without the consent of the other party hereto (except that Holdco may assign his, her or its rights and obligations under this Agreement in whole or in part to one or more of his, her or its Affiliates). Each Covered Person agrees to be responsible for compliance with this Agreement by any Affiliate of such Covered Person, and any breach of this Agreement by any such Affiliates shall be deemed a breach by such Covered Person.

13.    Spouses. Each Spouse of a Covered Person (if applicable) hereby represents, warrants and covenants to Holdco that such Spouse shall not assert or enforce, and does hereby waive, any rights granted under any community property statue with respect to the Subject Securities that would adversely affect (x) the covenants made by such Covered Person pursuant to this Agreement or (y) the transactions contemplated by the Merger Agreement and the other Transaction Documents.

[Signature page follows]

Annex C-6

Very truly yours,
KOITO MANUFACTURING CO., LTD.
By:	/s/ Michiaki Kato
	Name:	Michiaki Kato
	Title:	President and COO
PROJECT CAMARO HOLDINGS, LLC
By:	KOITO MANUFACTURING CO., LTD., as its sole member
By:	/s/ Hideharu Konagaya
	Name:	Hideharu Konagaya
	Title:	Executive Vice President

[Signature Page to Rollover Agreement]

Annex C-7

Accepted and Agreed to:

COVERED PERSON		SPOUSE (if applicable)
By:	/s/ Jun Pei	/s/ Yiyan Liu
	Jun Pei	Yiyan Liu

Total number of shares of Common Stock beneficially owned by such Covered Person:

2,583,620

The Committed Rollover Shares: 1,291,810 shares of Common Stock

Address for notices:
with a copy to:
Cepton, Inc. 399 West Trimble Road San Jose, CA 95131 Attention: Dr. Jun Pei Email: jun.pei@cepton.com

O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, CA 94025

Attention: Paul Sieben
Email: psieben@omm.com

Attention: Noah Kornblith
Email: nkornblith@omm.com

Attention: Viq Shariff
Email: vshariff@omm.com

[Signature Page to Rollover Agreement]

Annex C-8

Accepted and Agreed to:
COVERED PERSON		SPOUSE (if applicable)
By:	/s/ Mark McCord	/s/ Libby McCord
	Mark McCord	Libby McCord

Total number of shares of Common Stock beneficially owned by such Covered Person:

1,031,771

The Committed Rollover Shares: 515,886 shares of Common Stock

Address for notices:
with a copy to:
Cepton, Inc. 399 West Trimble Road San Jose, CA 95131	O’Melveny & Myers LLP 2765 Sand Hill Road Menlo Park, CA 94025
Attention: Dr. Mark McCord Email: mark.mccord@cepton.com	Attention: Paul Sieben Email: psieben@omm.com
Attention: Noah Kornblith Email: nkornblith@omm.com
Attention: Viq Shariff Email vshariff@omm.com

[Signature Page to Rollover Agreement]

Annex C-9

Accepted and Agreed to:
COVERED PERSON		SPOUSE (if applicable)
By:	/s/ Yupeng Cui	/s/ Nannan Tao
	Yupeng Cui	Nannan Tao

Total number of shares of Common Stock beneficially owned by such Covered Person:

953,098

The Committed Rollover Shares: 476,549 shares of Common Stock

Address for notices:
with a copy to:
Cepton, Inc. 399 West Trimble Road San Jose, CA 95131	O’Melveny & Myers LLP 2765 Sand Hill Road Menlo Park, CA 94025
Attention: Yupeng Cui Email: yupeng.cui.@cepton.com	Attention: Paul Sieben Email: psieben@omm.com
Attention: Noah Kornblith Email: nkornblith@omm.com
Attention: Viq Shariff Email vshariff@omm.com

[Signature Page to Rollover Agreement]

Annex C-10

Annex D

July 29, 2024

Personal and Confidential

Special Committee of the Board of Directors of Cepton, Inc.
399 W. Trimble Rd.
San Jose, CA 95131

Members of the Special Committee of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the common stock (the “Company Common Stock”) other than Parent, Merger Sub or any of their respective Affiliates or the Rolling Stockholders (such other stockholders, the “Unaffiliated Stockholders”) of Cepton, Inc., a Delaware corporation (the “Company”), of the Merger Consideration (as defined below) to be paid to such Unaffiliated Stockholders pursuant to the Agreement and Plan of Merger, dated July 29, 2024 (the “Agreement”), to be entered into among the Company, Koito Manufacturing Co., Ltd., a corporation organized under the laws of Japan (“Parent”), and Project Camaro Merger Sub, Inc., a Delaware corporation and an indirectly wholly owned subsidiary of Parent (“Merger Sub”). We have been advised that under the Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and an indirect subsidiary of Parent (the “Merger”) on the terms and subject to the conditions set forth in the Agreement and in accordance with the General Corporation Law of the State of Delaware, as amended, under which, except as otherwise provided in Article 2 of the Agreement, each outstanding share of Company Common Stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $3.17 in cash (the “Merger Consideration”). The terms of the Merger are more fully set forth in the Agreement and capitalized terms used but not defined herein have the meanings ascribed to such terms in the Agreement.

In connection with our review of the Merger, and in arriving at our opinion, we have made such reviews, analyses, and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

(i)          reviewed the Company’s audited financial statements for the years ended December 31, 2021, 2022, and 2023;

(ii)         reviewed the Company’s unaudited interim financial statements for the three months ended March 31, 2024 and the Company’s preliminary unaudited interim financial statements for the three months ended June 30, 2024;

(iii)        reviewed a detailed financial projection model for the years ending December 31, 2024 through 2028 provided to us by management of the Company;

(iv)        reviewed other internal documents, including the data room prepared by the Company and its advisors, relating to the history, past and current operations, financial conditions and expected outlook of the Company, provided to us by management of the Company and its advisors;

(v)         reviewed documents related to the Proposed Transaction, including the Agreement;

(vi)        reviewed various press releases, internal presentation and marketing materials prepared by the management of the Company, industry and market reports, research reports and white papers;

(vii)       discussed the information above with members of the management of the Company and had discussions concerning the information referred to above and the background and other elements of the Merger, the financial condition, current operating results, and business outlook for the Company; and

(viii)      performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including an analysis of comparable public companies that Craig-Hallum

Annex D-1

deemed relevant, a review of publicly available information for selected M&A transactions to determine the premiums (or discounts) paid over recent trading prices prior to announcement of the transaction, and a discounted cash flow analysis.

In addition, we have conducted such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as we have deemed necessary in arriving at our opinion.

We have relied upon and assumed, without assuming liability or responsibility for independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available, to us or discussed with or reviewed by us. We have further relied upon the assurances of the management of the Company that the financial information provided by the Company has been prepared on a reasonable basis in accordance with industry practice, and that they are not aware of any information or facts that would make any information provided to us incomplete or misleading. Without limiting the generality of the foregoing, for the purpose of this opinion, we have assumed that with respect to financial forecasts, estimates and other forward-looking information reviewed by us, such information has been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of the management of the Company as to the expected future results of operations and financial condition of the Company. We express no opinion as to any such financial forecasts, estimates or forward-looking information or the assumptions on which they were based. We have relied, with your consent, on advice of the outside counsel and the independent accountants to the Company, and on the assumptions of the management of the Company, as to all accounting, legal, tax, and financial reporting matters with respect to the Company, the Merger, and the Agreement.

In arriving at our opinion, we have assumed that the executed Agreement will be in all material respects identical to the last draft reviewed by us, unless otherwise noted herein. We have relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct, (ii) each party to such agreements will fully and timely perform all of the covenants and agreements required to be performed by such party, (iii) the Merger will be consummated pursuant to the terms of the Agreement without amendments thereto, (iv) all conditions to the consummation of the Merger will be satisfied without waiver by any party of any conditions or obligations thereunder and (v) that there will not be any adjustment to Company’s capital structure prior to the Merger that results in any adjustment to the Merger Consideration. Additionally, we have assumed that all the necessary regulatory approvals and consents required for the Merger will be obtained in a manner that will not adversely affect Company or the contemplated benefits of the Merger.

In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities (fixed, contingent, or other) of the Company, and have not been furnished or provided with any such appraisals or valuations, nor have we evaluated the solvency of the Company under any state or federal law relating to bankruptcy, insolvency, fraudulent conveyance, or similar matters. The analyses performed by us in connection with this opinion were going concern analyses. We express no opinion regarding the liquidation value of the Company or any other entity. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or any of their affiliates is a party or may be subject, and at the direction of the Company and with its consent, our opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. We have also assumed that the Company is not party to any material pending transaction, including without limitation any financing, recapitalization, acquisition or merger, divestiture, or spin-off, other than the Merger.

This opinion is necessarily based upon the information available to us and facts and circumstances as they exist and are subject to evaluation on the date hereof; events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We are not expressing any opinion herein as to the price at which shares of Company Common Stock may trade following announcement of the Merger or at any future time. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

As you are aware, the credit, financial and stock markets have from time-to-time experienced unusual volatility. We express no opinion or view as to any potential effects of such volatility on the Merger, and the opinion does not address potential developments in any such markets. In addition, we express no opinion or view as to any potential effects of the COVID-19 pandemic or other national or international events on the Merger or the Company.

Annex D-2

We have been engaged by the Special Committee of the Board of Directors of the Company for rendering this opinion. The opinion fee is not contingent upon the consummation of the Merger or the conclusions reached in our opinion. We have also been engaged by the Special Committee of the Board of Directors of the Company to serve as financial advisor in connection with the Merger. In consideration for serving as financial advisor, we will receive a fee in connection with the consummation of the Merger. The Company has also agreed to indemnify us against certain liabilities and reimburse us for certain expenses in connection with our services. In the ordinary course of our business, we and our affiliates may actively trade securities of the Company for our own account or the account of our customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion is provided to the Special Committee of the Board of Directors of the Company in connection with its consideration of the Merger and is not intended to be and does not constitute a recommendation to any Unaffiliated Stockholder of the Company. This opinion shall not be disclosed, referred to, published, or otherwise used (in whole or in part), nor shall any public references to us be made, without our prior written approval. This opinion has been approved for issuance by the Craig-Hallum Opinion Committee.

This opinion addresses solely the fairness, from a financial point of view, to the Unaffiliated Stockholders of the Company Common Stock of the Merger Consideration set forth in the Agreement and does not address any other terms or agreement relating to the Merger or any other terms of the Agreement. We were not requested to opine as to, and this opinion does not address, the basic business decision to proceed with or effect the Merger, the merits of the Merger relative to any alternative transaction or business strategy that may be available to the Company, or any other terms contemplated by the Agreement. With respect to the Merger Consideration payable under the Agreement, this opinion relates solely to the aggregate consideration payable to the Unaffiliated Stockholders based upon the valuation of the entire Company; we did not analyze any other class of securities and we do not express any opinion regarding the consideration allocated or paid to any individual stockholders. Furthermore, we express no opinion with respect to the amount or nature of compensation to any officer, director, or employee of any party to the Merger, or any class of such persons, relative to the compensation to be received by holders of Company Common Stock in the Merger or with respect to the fairness of any such compensation.

Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion that the Merger Consideration to be paid by the Parent to the Unaffiliated Stockholders of the Company Common Stock in the Merger is fair, from a financial point of view, as of the date hereof.

Very truly yours,
/s/ Craig-Hallum Capital Group LLC
Craig-Hallum Capital Group LLC

Annex D-3

Annex E

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________

FORM 10-K

_______________________________________

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2023

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to

_______________________________________

Cepton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
399 West Trimble Road San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 408-459-7579

_______________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	CPTN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $115.00 per share, subject to adjustment	CPTNW	The Nasdaq Stock Market LLC

_______________________________________

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 of Section 15(d) of the Act. Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. Yes ☐ No ☒

If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements. ☐

Indicate by check mark whether any of those error corrections are restatements that required a recovery analysis of incentive-based compensation received by any of the registrant’s executive officers during the relevant recovery period pursuant to § 240.10D-1(b). ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).Yes ☐ No ☒

The aggregate market value of voting stock held by non-affiliates of the registrant was approximately $40.8 million as of June 30, 2023 (the last business day of the registrant’s most recently completed second fiscal quarter) based upon the closing sale price on The Nasdaq Capital Market reported for such date. Shares of Common Stock held by each officer and director and by each person who may be deemed to be an affiliate have been excluded. This determination of affiliate status is not necessarily a conclusive determination for other purposes.

As of March 8, 2024, 15,920,917 shares of common stock, par value $0.00001, of the registrant were issued and outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

None.

Annex E-i

Cautionary Note Regarding Forward-Looking Statements

This Annual Report on Form 10-K (the “Report”) includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical or current fact included in this Report are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “designed to” or other similar expressions that predict or imply future events or trends or that are not statements of historical matters. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The Company cautions readers of this Report that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, that could cause the actual results to differ materially from the expected results. These factors include the information set forth in Part I, Item 1A, of this Report under the heading “Risk Factors”, which we encourage you to carefully read. Forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, anticipated recoveries related to our cancelled General Motors (“GM”) series production award with Koito Manufacturing Co., Ltd. (“Koito”), potential benefits and the commercial attractiveness to its customers of the Company’s products and services, statements regarding the new series production, the potential success of the Company’s marketing and expansion strategies, and the potential for the Company to achieve design awards, and statements regarding the potential transaction with Koito. These statements are based on various assumptions, whether or not identified in this Report, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. You are therefore cautioned not to place undue reliance on such statements. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law.

Annex E-ii

Part I

Item 1.       Business

Company Overview

Cepton, Inc., and its wholly owned subsidiaries, (collectively, “Cepton” or the “Company”) formerly known as Growth Capital Acquisition Corp. (“GCAC”), was originally incorporated in Delaware on January 4, 2010, under the name PinstripesNYS, Inc. GCAC changed its name to Growth Capital Acquisition Corp. on February 14, 2020. GCAC was a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more target businesses. On February 2, 2021, the Company consummated its initial public offering (the “IPO”), following which its shares began trading on the Nasdaq National Market (“Nasdaq”). On August 4, 2021, GCAC entered into a Business Combination Agreement (as amended, the “Merger Agreement”) with Cepton Technologies, Inc. (“Legacy Cepton”) and GCAC Merger Sub Inc., a wholly owned subsidiary of GCAC (“Merger Sub”). On February 10, 2022 (the “Closing Date”), the transactions contemplated by the Merger Agreement (the “Business Combination”) were consummated. In connection with the closing of the Business Combination, GCAC changed its name to Cepton, Inc. and its shares and public warrants began trading on the Nasdaq under the symbols “CPTN” and “CPTNW”, respectively. As a result of the Business Combination, Cepton, Inc. became the owner, directly or indirectly, of all of the equity interests of Legacy Cepton and its subsidiaries.

Cepton is focused on the deployment of high performance, mass-market light detection and ranging (“lidar”) technologies to deliver safety and autonomy across the Automotive and Smart Infrastructure markets (each as defined below). We offer near-range lidars, long-range lidars and ultra-long-range lidars, automotive software and smart lidar systems that include our perception software. Our solutions include industrial and automotive grade lidars. For mass market automotive advanced driver assistance systems (“ADAS”) applications, we also sell components and license technologies to tier 1 suppliers to enable them to manufacture lidars in high volume and sell to original equipment manufacturers (“OEMs”) customers. By adopting our solutions, our customers can enable safety and autonomy applications across a broad range of end-markets including our primary market, ADAS in consumer and commercial vehicles, which we believe represents not just the largest market opportunity for lidar applications over the next decade, but also the market with the best potential for near term mass-market commercialization.

Since the inception of our company in 2016, building lidars for broad market adoption has been our guiding principle. Mass-market deployment guides not just our end-market focus, but also our product design choices, our areas of technological innovation, our approach to manufacturing, and our go-to-market strategy and partnerships. To pursue mass-market adoption, our value proposition has focused on developing a lidar solution that achieves high performance with automotive grade reliability at competitive prices. Our thesis is that lidar will gain broad based adoption only when solutions strike the right balance across three key facets of performance, cost and reliability.

As a Silicon Valley-based company led by recognized technical experts in the optical electronics field, technology innovation is at the core of our company. We developed a comprehensive lidar platform consisting of proprietary components including our breakthrough imaging technology and our system-on-chip lidar engine application-specific integrated circuit, a portfolio of automotive grade and industrial grade long-range and near-range lidars, a software layer enabling the integration of automotive functions, and feature rich perception software capabilities.

GM Project Cancellation and Letter of Intention

On December 11, 2023, Koito informed us that GM has decided to re-scope its ADAS product offerings and, as a result, all outstanding purchase orders from Koito to us that relate to the GM series production award have been cancelled. As is customary when an automotive program changes, we submitted project investment cost recovery related to the cancellation. See Note 18 to the Notes to Consolidated Financial Statements included in this Report for further information.

Annex E-1

On December 21, 2023, we received a non-binding indication of interest from Koito to acquire (the “Proposed Transaction”) 100% of the outstanding shares of the Company not already owned by Koito or certain other potential rollover participants including Dr. Jun Pei, Cepton’s President and Chief Executive Officer (collectively, the “Rollover Participants”). Koito has stated in the indication of interest that the terms of any potential agreement between Cepton and Koito would be contingent on certain conditions, including, in particular, satisfactory completion of due diligence review, rollover by the Rollover Participants, retention of key employees, negotiation and agreement of transaction structure and transaction documents, approval of the Proposed Transaction by the board of directors of Koito, and approval by a simple majority vote of the outstanding shares of Cepton.

Our Board of Directors, through a special committee thereof, is currently evaluating Koito’s indication of interest within the context of the ongoing review of various alternatives and in consultation with any financial and legal advisors it may retain. No assurance can be given that a definitive transaction with respect to Koito’s indication of interest or any other potential transaction will eventually be consummated.

New Series Production

In March 2024, we, alongside our tier 1 partner, Koito, were notified of a new series production; however, the details have not yet been finalized.

Our Technology Advantage

Lidar Design Principles and Our Technology Choices

We believe that selecting the right mix of technologies is a fundamental aspect to developing a lidar solution suitable for mass-market ADAS applications. We have developed our lidars focused on using technologies, components and design principles that are synergistic when combined, with the goal of achieving our three key pillars for success: performance, cost and reliability.

To understand different lidar technologies and choices, it is important to break down the core functions of the lidar. One of the three significant functions of lidar is to transmit light into the environment (transmission) using a source. When the light falls on objects, part of the light is reflected back. The second key function of the lidar is to detect the light that is reflected back (detection) using a detector (also known as receiver). Light has a well-known speed of transmission, and by measuring the time between when the light is transmitted from the source and when it is received by the detector (time of flight), we can accurately measure the three-dimensional distance (range) of the object from the lidar. At the same time, the lidar can capture data not just from a single point source and detector but cover a 2D field of view either by scanning or other methods. This third function of lidar is referred to as “imaging” with different techniques offering varying image resolution. Choices of lidar technologies can therefore be evaluated based on how these three functions are achieved and how they balance the three key pillars for mass market deployment: performance, cost and reliability.

The principles around lidar illumination and detection have been researched extensively over many decades. To achieve high reliability and low cost, maximizing the use of commonly available and proven materials and components is important. This is especially true when those choices adequately achieve the performance level required for the targeted applications. We believe this is the case when it comes to illumination and detection, as a result of which we chose proven, mature technologies and low cost components, such as 905 nm wavelength edge-emitting laser diodes and vertical-cavity surface-emitting laser (VCSEL) for illumination, and silicon based avalanche photodiodes (APDs) and single photon avalanche diode (SPAD) for detection. We therefore chose to focus on innovation that enables the highest performance using mainstream technologies — our powerful lidar engine, application-specific integrated circuit (ASIC) for illumination control and detection, as well as our proprietary lidar point cloud processor ASIC chip, a highly integrated custom system on chip (SoC) designed to maximize the technical advantages of our patented lidar architecture to significantly improve point cloud quality while replacing several merchant silicon devices to dramatically reduce cost.

We believe that the key area of differentiation in lidar design today is how to form a 3D image efficiently — namely imaging, with high reliability and low cost. To achieve this objective, we invented and patented an imaging mechanism that leverages magnets to achieve near frictionless and full frictionless offerings. This mechanism enables autograde reliability, high performance, low power and compact form factor lidars. Our lidars use durable, inexpensive and commonly available materials, with the ability to scale up to high manufacturing volumes to achieve low cost.

Annex E-2

We believe that our technology choices in system design and our focus on combining mature and proven solutions with state of the art innovation led us to overcome what we believe is the hardest challenge in developing lidar, thereby allowing us to offer lidar solutions with high performance and autograde reliability at competitive prices.

Advantages of Our Lidar Technology Choices

We focused our technology innovation on what we believe are the most important areas of differentiation to deliver lidar solutions that meet or exceed our customers’ requirements for mass-market deployment. We believe our current technology choices achieve the balance between performance, cost and reliability and will enable high volume production to accelerate adoption in ADAS and other market segments. At the same time, our core innovations in imaging are complementary with emerging technologies and components in illumination and detection, which we continue to monitor and evaluate.

Illumination

We adopted 905nm wavelength infrared laser, which combine the commonly used illumination wavelength with low cost, autograde laser components that enable us to meet Class 1 eye safety requirements. Alternative illumination solutions available in the market include less mature 1550 nm fiber and tunable lasers, which have higher cost, require substantially more power to operate and are not easily qualified for automotive applications. We have also invested in VCSEL technology, which provides significant advantages, including superior beam quality and directional precision, essential for the accurate and reliable functioning of lidar systems in real-time vehicle navigation and obstacle detection. These lasers are distinguished by their efficiency and low power consumption, a critical feature that aligns with the energy-saving needs of electric vehicles. Through the incorporation of VCSEL technology, we are reinforcing our commitment to leading-edge lidar solutions, contributing to safety, efficiency, and performance in the automotive industry.

Detection

We selected direct time-of-flight based measurement of object distances using mature and commonly available receiver technologies such as APDs in our first generation of automotive lidar products. The simplicity and accuracy of this approach is well established, along with the low cost and ease of mass production. Coupled with the APDs, we use a proprietary custom ASIC, designed using proven silicon technologies and cost competitively manufactured with automotive qualified wafer fabs to implement advanced detection algorithms that are key to our performance advantages. We have also invested heavily into SPAD technology, which offers exceptional sensitivity to light, capable of detecting single photons to enable our lidar systems to achieve unparalleled detection performance at great distances. This heightened sensitivity facilitates more precise mapping and obstacle identification, crucial for ADAS and autonomous vehicle navigation. Moreover, SPADs are characterized by their fast response time and high timing resolution, allowing for rapid data processing and real-time feedback, essential for the dynamic environment of vehicular operation. Their robustness against environmental factors, including temperature fluctuations and light interference, further underscores their suitability for the automotive sector. By leveraging SPAD technology, we are not only enhancing the reliability and performance of our lidar solutions but also underscoring our commitment to innovation and safety. This positions us at the forefront of the automotive industry’s shift towards more advanced and secure navigation technologies.

Alternative detection modalities available in the market include those used with 1550 nm illumination, such as boutique components like InGaAs APDs which are more expensive and not proven for automotive applications. Finally, a more recent emerging technology used for detection is frequency modulated continuous wave, which is a significantly more complex system with higher cost, frame rate limitations and unproven automotive reliability. If some of these alternative technologies can meet long-range ADAS performance requirements, reliability and cost goals in the future, we have the option to integrate such technologies in our lidars

Imaging

Lidar imaging is an important area of innovation and differentiation for the Company. Our imaging technology provides an elegant and efficient solution. Our original Micro Motion Technology (MMT®) imaging mechanism, as well as our next generation MagnoSteer™ imaging mechanism, provide increased optical efficiency and performance of the system compared to competing scanning mechanisms, such as galvanometers, polygon

Annex E-3

mirrors, and MEMS mirrors, while reducing cost and offering point cloud flexibility for our customers. For ADAS applications, we believe that our lidars offer the desired balance between performance, cost and reliability. In addition, our core imaging design is compatible with various illumination and detection technologies; should some emerging solutions in transmission and detection become proven for automotive applications and achieve cost competitiveness, we have the option to incorporate these solutions.

Our Lidar Platform

We offer a comprehensive lidar solutions platform comprised of both hardware and software. Our innovation and product development has focused on every layer of the lidar stack, including (a) key proprietary building block hardware components that are used in our lidars, (b) a suite of lidar products for automotive and industrial applications covering near-range, long-range and ultra-long range detection, (c) software to enable seamless automotive integration, and (d) perception solutions for a variety of end markets applications, including ADAS.

Proprietary Hardware Building Blocks

We have developed multiple proprietary hardware building blocks supporting our lidar products. We combine widely available materials and components with proprietary or patented intellectual property to deliver lidars optimized for their intended application by balancing performance, cost and reliability. In the following, we highlight two of our key proprietary building blocks:

•        Core Assembly.    Our patented imaging technology enables high resolution, long-range 3D imaging, while maximizing the sensor robustness and reliability to meet the stringent requirements of automotive applications. We developed our imaging technology in-house, and we consider it a breakthrough innovation in the lidar industry due to its following qualities:

•        Reliable:    Design using durable materials

•        Versatile:    Ability to achieve near range to ultra-long-range and wide field of view

•        Innovative:    Simplicity combined with high precision, with patents covering all key aspects

•        Efficient:    Enables compact form factor with low power consumption and uses low-cost components

•        Scalable:    Modular design approach that can be easily scaled up for high volume manufacturing

Annex E-4

•        Lidar engine ASIC for signal processing.    Our proprietary single chip lidar engine ASIC is a powerful data processing SoC that combines illumination control and advanced detection functions. Our ASIC chip was developed in-house and features the processing power equivalent to a multi-core computer with embedded proprietary algorithms and intelligence to enable lidar illumination control and detection. The ASIC is:

•        Reliable:    Uses mature silicon process technology and is manufactured by an automotive certified leading silicon foundry

•        Powerful:    Features include lidar illumination control combined with a sophisticated detection engine and signal processing capabilities

•        Innovative:    State-of-the-art lidar signal processing maximizes range and minimizes noise

•        Inexpensive:    Low cost and low power attributes stem from the size of our ASIC chip, which also enables seamless integration into our proprietary micro-optical arrays

•        Available:    Currently shipping multiple lidar production configurations

•        Advanced Point Cloud Processor ASIC.    a highly integrated custom SoC designed to maximize the technical advantages of our patented lidar architecture to significantly improve point cloud quality while replacing several merchant silicon devices to dramatically reduce cost. The ASIC is:

•        Reliable:    Manufactured on an automotive-qualified foundry line, ISO26262 automotive safety integrity level (“ASIL”)-B certified, with a built-in functional safety monitor

•        High-performance:    Sophisticated digital signal processing that significantly enhances point cloud quality for higher resolution

•        Cost-effective:    Over ten times cost reduction compared to integrated circuits such as field-programmable gate arrays (FPGAs) and merchant silicon chips

•        Sensor Fusion Ready:    Multiple camera interfaces and high-speed data channels that facilitate lidar-camera data fusion and communication with control units

•        Available:    Currently shipping multiple lidar product configurations

Comprehensive Portfolio of Lidar Solutions

We offer multiple product families of lidars that are used in industrial and automotive applications.

•        Autograde lidar sensors

•        Cepton Ultra:    Our slimmest lidar offering with MagnoSteer™ technology and our proprietary ASIC chipset, enabling a powerful combination of 300-meter range at 10% reflectivity and 0.05° resolution, with flexible regions of interest, and ultra-low power consumption

•        Vista-X:    Compact lidar solutions with a range of up to 200 meters for long-range applications in ADAS L2+/L3, AV L4/L5 and suitable for Smart Infrastructure applications

•        Nova:    Extremely small form factor lidar solution with a range of up to 30 meters for near-range applications in ADAS L2+/L3, AV L4/L5 and also suitable for Smart Infrastructure applications, with a wide horizontal and vertical field of view

•        Industrial grade lidar sensors

•        Vista-P/X:    Compact lidar solutions with a range of up to 200 meters for long-range applications in ADAS L2+/L3, AV L4/L5 and Smart Infrastructure

•        Sora-P/X:    Ultra-high scan rate, compact, quasi line-scanning lidar solutions that deliver high-fidelity profiling of objects moving at high speeds, for free flow tolling and other industrial applications

Annex E-5

Automotive Software

We have developed capabilities to provide automotive software to support efficient automotive integration for ADAS applications. Software features that fall in this category include, but are not limited to, supporting AUTOSAR compatibility, extrinsic and dynamic calibration, ASIL-B functional safety, diagnostics, cybersecurity, and over-the-air update capability.

Lidar Perception Solutions

We offer intelligent, smart lidar perception solutions by combining lidar sensors with our advanced Helius® perception software and edge processing computers or servers. The Helius® software transforms 3D lidar point clouds (i.e., a set of individual points in 3D) into smart lidar data, also known as “objects,” that indicates which collection of points belongs to a specific object, what the object’s size, location and velocity are, as well as what type of object it is (e.g., vehicle, person). The process by which point cloud data is converted to actionable information is referred to as object detection, classification and tracking. At the same time, since lidar does not capture biometric information, our lidar-based intelligent perception solutions are anonymized and therefore privacy-sensitive. This actionable information offers real-time, 3D perception to support various “smart” applications for our partners and customers. Helius® is currently offered for Smart Cities and Smart Spaces applications, with support for ADAS applications expected in the future.

Industry Overview

We believe we are at the center of major shifts in technology, consumer preferences and industry trends that are catalyzing the adoption of lidar solutions across our target markets.

ADAS is one of the fastest growing segments in the automotive industry.

Automotive OEMs currently offer a range of Society of Automotive Engineers (“SAE”) Level 1/Level 2 (“L1/L2”) ADAS technologies such as lane keep assist, adaptive cruise control and automatic emergency braking, which have helped improve vehicle safety while adding comfort features that consumers value. Many OEMs and their tier 1 suppliers are actively working to improve their ADAS offerings on new vehicle models. This might involve enhancing the capability and usability of existing SAE Level 2 (“L2”) features or offering additional features which do not meet the requirements of SAE Level 3 (“L3”) systems, where the responsibilities of driving start to shift from the driver to the vehicle. The interim stage between SAE L2 and SAE L3 is commonly referred to as Level 2+ (“L2+”). While L2+ ADAS features are included in a select number of vehicles today, over the next five to ten years, such advanced ADAS features are expected to become mainstream and achieve wide-spread adoption.

Multiple factors are driving demand for ADAS functionality in modern consumer vehicles.

Demand for L2+ ADAS features are likely to be driven by multiple factors:

•        Growing consumer demand for enhanced safety and autonomous features in consumer vehicles: According to the American Automobile Association’s 2021 annual automated vehicle survey, 80% of drivers said that they want current vehicle safety systems, such as automatic emergency braking and lane keeping assistance, to work better, and 58% of drivers said they want these systems in their next vehicle.

•        Continued emphasis by regulators on reducing traffic accidents and fatalities, which increases the likelihood that ADAS features considered optional today might become mandatory in the future.

•        The shift towards software-based subscription models for ADAS features, which are expected to increase the availability of ADAS-related hardware in consumer vehicles.

Lidar technologies are proliferating and enabling ADAS functions with higher levels of safety and autonomy.

Highly dynamic environments around a moving vehicle require extensive sensor data to enable safety and autonomy features. To date, the industry has adopted a combination of sensors, primarily cameras and radars, to enable L1 and L2 functions. Vehicles equipped with L1/L2 capabilities face a number of deficiencies, such as the inability to detect pedestrians and bicyclists under certain conditions, including when under direct exposure to sunlight and in poor lighting conditions, and incomplete lane, road-edge and barrier detection. As a result,

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achieving L2+ and higher levels (i.e., L3-L5) of autonomy coupled with vehicle safety requires enhanced sensing capabilities and complementary sensor data for faster, more accurate and more reliable perception and to meet redundancy requirements for functional safety. Lidar addresses many of these challenges and offers key benefits due to its high resolution combined with high accuracy in measuring distances to objects and its own independent and integrated light source. Many lidar capabilities cannot be easily replaced by other sensors, making lidar an essential sensor for L2+ ADAS applications.

Continual innovation is driving down lidar costs and enabling large scale adoption.

We believe that lidar adoption in mass-market consumer vehicles has been limited due to two major factors. First, lidars that have been able to achieve high performance levels have not been able to achieve autograde reliability and low cost. Second, lidars that were able to demonstrate a path towards autograde reliability and low cost have been unable to meet adequate performance requirements to achieve L2+ ADAS vehicle safety and autonomy goals. Lidar innovation is changing this landscape by combining high performance with high reliability and low cost, placing us in a prime position to drive this transformation using our patented imaging technology.

Cost reductions may be enabled by the use of lower cost components, component integration (e.g., in the form of proprietary ASICs and lidar modules) and economies of scale accompanying larger scale deployments, especially in the ADAS market. Our view is that the path to autograde reliability is paved by using mainstream, proven components and technology architectures that are less vulnerable to reliability concerns. In addition, we believe that collaboration between lidar companies and automotive tier 1 suppliers that have high volume manufacturing capabilities further enhances lidar quality and autograde reliability.

Multiple industrial and infrastructure sectors are undergoing digital transformation and are expected to benefit from high performance, lidar-based perception solutions.

Numerous market applications are adopting new solutions and modernizing their operations and infrastructure to improve safety and security, while driving higher efficiency and privacy. As many sectors transform in this manner, they are leveraging technologies that combine physical infrastructure and sensors with advanced digital technologies including the internet of things, artificial intelligence, and cloud and edge computing. Per a white paper published by the World Economic Forum in March 2017, emerging technologies are projected to increase efficiency and reduce costs by up to 30% across all operations. Both public and private sectors are embracing these new technologies to reap the benefits of digital transformation in order to develop applications for Smart Cities, Smart Spaces, Smart Industrials and other market segments. Advanced sensing and perception solutions are increasingly at the foundation of such digital transformation, as they enable the capture, transmission, processing and real-time analysis of data at unprecedented levels of accuracy. For instance, many industries have previously adopted technologies such as video cameras and thermal cameras for perception-based applications. However, modern applications require a level of accuracy, uptime, and privacy not currently achievable with those sensors. Lidars provide accurate and anonymized 3D information under a variety of lighting and environmental conditions, and offer the solutions needed across a wide range of smart applications. Lidars can supplement cameras and other sensors in vision-critical applications and provide a compelling alternative to cameras in privacy-critical or vision-agnostic applications, for example, analysis of foot traffic at retail outlets without identifying personal information.

Our Market Focus

Our lidar solutions enable safety features and L2 to SAE Level 4 (“L4”) autonomy in ADAS and autonomous vehicles (“AV”) applications (the “Automotive” market). Since inception, we have targeted the consumer vehicle ADAS market, anticipating the need to serve the largest automotive OEMs in the world with sensors that would play an important role in enabling enhanced L2+ ADAS applications, with enhanced safety and autonomy features. ADAS is one of the fastest growing segments within the automotive industry. This is supported by growing consumer demand for enhanced safety and autonomous features in vehicles.

While our main focus within the Automotive market has been the L2+ ADAS market, we have naturally extended our reach to L4 AVs. Level 4 AVs such as robotaxis typically operate for a prolonged period of time, which requires highly reliable sensors that can maintain high levels of performance. In addition, as AV technologies become more mature, cost and efficiency will become important design criteria to drive widespread adoption. The fundamental

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functions of lidars being used in ADAS and AV are similar and, based on our discussions with customers in the L4 AV market, we believe that the AD industry will adopt lidars optimized for ADAS to drive widespread adoption of AVs. This places us in a strong position to capture a significant share in the AV market as that market matures.

As an additional area of focus, we have established a strong presence in the Smart Infrastructure market. We believe our strength in this market is that our lidar sensors and perception solutions provide an attractive value proposition and high suitability for applications in market segments such as Smart Cities, Smart Spaces and Smart Industrials (each defined below), which together comprise the “Smart Infrastructure” market. This enables us to build a diversified business with an additional pillar of growth opportunities outside of the Automotive space.

•        “Smart Cities” includes applications such as: (i) pedestrian safety, vehicle safety, wrong-way driving detection, emergency vehicle guidance, and traffic flow management for smart roads; (ii) vehicle profiling/classification, vehicle speed and dimension estimation, axle classification, and container scanning for smart tolling; and (iii) obstacle detection, pedestrian detection, track health monitoring and intersection monitoring for smart rail.

•        “Smart Spaces” includes applications such as: (i) foot traffic analysis, safe zones, and social distancing for crowd analytics; (ii) securing critical infrastructure, area/zone access, gateway entry monitoring and anonymized surveillance for security; and (iii) injury prevention, accident avoidance, workplace safety and early warning/alerts for safety.

•        “Smart Industrials” includes applications such as: (i) container scanning, free space detection, object detection and object classification for industrial applications; and (ii) 3D mapping, object detection, object classification and autonomous navigation for autonomous ground vehicles.

In the Automotive market, we have engagements with varying maturities, with many tier 1 partners and OEMs, including all of the top 10 OEMs based on vehicle production volume rankings from 2019 published by IHS Markit, a leading independent third-party industry analytics and information provider. In the Smart Infrastructure market, we have many projects across the Smart Cities, Smart Spaces and Smart Industrials segments, often in partnership with system integrators and large customers.

Differentiated Value Proposition

Our lidar solutions enable high performance and autograde reliability at competitive prices. Our lidars are able to achieve this because our designs use robust, low-cost components coupled with a proprietary lidar ASICs and our innovative 3D-imaging technologies. Our design choices coupled with our proprietary technology results in our lidars having high performance, low power consumption, compact form factor and high manufacturability for large scale deployment.

Designing a lidar for mass market adoption in the Automotive market requires balancing performance (e.g., range, resolution and field of view), reliability (e.g., automotive certifications), price, vehicle integration (e.g., size and power) and volume manufacturability. For example, a lidar might have high performance but compromise on reliability, size, power and price. On the other end of the spectrum, a lidar could achieve low cost and good reliability but fail to meet minimum performance requirements.

Proprietary Technologies Combined With A Comprehensive Offering Enables Sustainable Competitive Advantage

We developed our lidars with technologies, hardware building blocks and design principles that are highly synergistic. We combine proven, widely available materials and components with proprietary designs to achieve high performance, compact form factor, low power, high reliability and low cost, which we believe are all key aspects of a mass-market lidar. Some of our most important lidar sensor innovations include our proprietary single-chip ASIC lidar engines, our multi-chip lidar transceiver modules and our patented imaging technologies. Our integrated lidar engine ASIC is a powerful data processing SoC that combines illumination control and high-sensitivity detection functions, with embedded proprietary algorithms and trade secrets to enable key lidar functions. Our imaging architecture integrates our multi-chip lidar transceiver module with proprietary imaging technologies to increase the reliability and manufacturability of the product while delivering high performance and low power at affordable price points. The highly integrated custom SoC was designed to maximize the technical advantages of our patented lidar architecture to significantly improve point cloud quality while replacing several

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merchant silicon devices to dramatically reduce cost. Our imaging architecture is also flexible to accommodate other illumination and detection methods as these design options become proven and cost competitive in the future. We are also innovating in automotive software, having developed key automotive integration capabilities to enable seamless vehicle communication, cybersecurity, ASIL-B functional safety and over-the-air update capabilities. Finally, our full stack perception solutions integrate our lidars with edge computing and powerful lidar perception software to deliver intelligent 3D perception for a range of applications. We believe that our comprehensive end-to-end lidar solution platform including lidar building blocks, lidar systems for near range, long-range and ultra-long-range applications, automotive software and perception software provide us the technology advantages and allow us to address demanding requirements in ADAS, AV and Smart Infrastructure applications. We expect that our technology advantages coupled with our commercial success will provide a sustainable competitive advantage.

Strategic Relationship With Global Automotive Tier 1 Koito

In February 2020, we announced a strategic partnership with Koito, the number one supplier of automotive lighting systems globally (based on 2019 sales). Koito participated in our Series C funding round in February 2020, and in January 2023, Koito purchased 100,000 shares of our Series A Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Stock”). As part of our collaboration, Koito obtained rights to manufacture and sell lidars based on our lidar sensor design for an automotive application, using key components supplied by the Company. We believe the combination of Koito’s leadership in automotive lighting and its expertise in high volume manufacturing provides us with the capabilities to jointly compete for the largest automotive programs in the industry with global automotive OEMs.

Visionary, Founder-Led Team

We are led by industry veterans with decades of collective experience across a range of lidar, imaging, optoelectronics and semiconductor technologies. Our co-founders, Dr. Jun Pei (CEO) and Dr. Mark McCord (Chairman of Technology Advisory Board), both hold Ph.Ds. in Electrical Engineering from Stanford University and have been working together for over a decade. The founding team has focused on building an engineering team with deep expertise in technical specialties required to build and sustain breakthrough lidar innovations. Our history of innovation is evident from the four generations of directional lidars and two generations of perception software solutions we have launched since 2016.

Our Approach and Value Proposition

Our lidar value proposition stems from a balanced design that addresses three key foundational pillars that we believe are essential to serve the ADAS market: performance, cost and reliability. We believe that lidar solutions that only satisfy one or two of those pillars will have difficulty securing large scale market deployments. To truly become a mass-market solution, we believe that lidars need to meet all three key requirements, which requires a focused and highly innovative approach to lidar design, encompassing system architecture, technology and component choices, supply chain strategy and tier 1 partnerships for enhancing manufacturability and achieving economies of scale. We believe our value proposition derived from this approach is highly differentiated in the market and positions the Company to become one of the leaders in the lidar industry.

Our value proposition is centered on the following elements:

Proven design and technology.    Our lidars were designed from the ground up to achieve a balanced approach to performance, cost and reliability. Our lidar design uses a breakthrough, patented innovation in 3D imaging technology. The imaging architecture is capable of high resolution and long-range 3D-imaging, while enabling sensor robustness and reliability to meet the stringent requirements of automotive applications. Our design has been evaluated for mass-market lidar applications by many tier 1 partners and customers across ADAS, AV and Smart Infrastructure markets.

Superior performance.    Our lidars offer strong performance combining long-range, high resolution and low power consumption enabled by our proprietary design. An independent market study conducted by a leading consulting firm commissioned by the Company compared the performance specifications of our lidars to those of other major competitors across a set of characteristics. Their conclusion was that we were the only lidar provider able to meet all key OEM requirements defined by the consulting firm for long-range ADAS applications.

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Cost advantage.    We have designed our lidars to support attractive pricing at automotive production volumes, which is an important driver of lidar adoption for mass-market ADAS applications. Our lidars use proprietary micro-optical modules built with proven, low cost, 905 nm wavelength lasers. Our low cost, proprietary, lidar engine ASIC chips, which are integrated in our optical modules and back-end processing, enable high performance with a small footprint. Our imaging component assembly also uses low cost, widely available materials. Our manufacturing strategy leverages contract manufacturers for key components used in our lidars. We further anticipate using contract manufacturers to also manufacture lidars using our technology for sales to Smart Infrastructure customers and low volume Automotive customers. For Automotive series production, we partner with leading automotive tier 1 suppliers for high volume manufacturing and to drive economies of scale. In this case, we expect to license our technology to tier 1 partners and sell lidar components to them, to enable tier 1 partners to assemble and manufacture lidars in high volume.

Compact form factor and low power consumption.    One of the biggest benefits of our lidars is their compact form factor, allowing multiple options for vehicle integration. The low power consumption of our lidars combined with their compact form factor makes it possible to integrate our lidars behind the windshield, inside headlamps, in vehicle fascia, and using a roof mount, allowing for multiple integration options. These integration options facilitate embeddability in the vehicle, minimizing disruption to the vehicle’s natural styling — an important consideration for automotive OEMs.

Volume scalability and manufacturing.    Our lidars are built with widely available, proven and inexpensive components using a manufacturable, modular and scalable architecture, making them ideally suited for high volume production. To enable high volume production, we are able to license our technology and sell components to automotive tier 1 suppliers, who can manufacture and sell lidars using our technology.

Autograde reliability and integration.    With respect to autograde applications, the design of our lidars is enabled by our material and component choices as well as the use of our proprietary MMT® and MagnoSteer™ technologies to achieve 3D imaging. we have also developed significant expertise in automotive software, such as AUTOSAR, cybersecurity, functional safety (ASIL-B), over-the-air update capability and more, which enables lidar deployment in vehicles and significantly increases our competitive advantage.

Leading tier 1 partners.    One of the most critical factors that enables lidar suppliers to win and deliver on ADAS programs is the ability to bring an experienced automotive tier 1 partner into the OEM engagement. We have partnered with Koito, the world’s largest automotive lighting tier 1 supplier, based on auto lighting revenue for the year 2019. As described above, Koito is a development and manufacturing partner as well as a significant investor in the Company. Koito has a global footprint and customer base and has established a manufacturing line in Japan to make lidars using our technology with components produced by us. In addition to Koito, we continue to work with other tier 1 partners as needed based on specific customer engagements.

Commercial Traction Overview

We sell our products globally across the Automotive and Smart Infrastructure markets. Our primary market focus is ADAS within the Automotive market, with AV being an adjacent market. We define the ADAS market as including passenger cars, consumer vehicles and other commercial road vehicles that require an attentive driver. We define the AV market as including driverless vehicles, such as those used for delivery and taxi services, and are not owned by consumers. It is possible that many AVs might still require a safety driver for the foreseeable future, but they are nominally considered driverless vehicles and owned not by everyday consumers but as part of a commercial fleet. In Smart Infrastructure, we target a broad range of applications across Smart Cities, Smart Spaces and Smart Industrials market segments.

Automotive — ADAS

Our primary market focus is the L2+ ADAS market where we target lidar programs for OEM series production vehicles. Our target customer ecosystem includes traditional passenger vehicle automotive OEMs and electric vehicle (“EV”) OEMs, as well as OEMs that sell commercial vehicles and trucks.

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We target the ADAS industry by developing direct relationships with the OEMs globally and partnering with automotive tier 1 suppliers who have existing relationships with the OEMs and play an important role in sourcing of automotive systems and components for the OEMs. Since the early days of our company, we have engaged automotive tier 1 suppliers and OEM customers to develop relationships that enabled us to participate in some of the early lidar evaluations by the largest automotive OEMs in the world.

We are currently engaged in discussions with all Top 10 global automotive OEMs, as well with new EV OEMs, with varying maturities. We believe that our robust pipeline of engagements across OEMs and tier 1 suppliers will enable us to win series production programs in the future.

Smart Infrastructure

In Smart Infrastructure, our main go-to-market strategy is through partnership with system integrators, enabling them to offer complete solutions to their end customers using our lidar solutions. We consider system integrators who have selected our products to deploy as part of their solutions to their end customers as our partners. We have numerous system integrator partners and several active projects with these partners. Our system integration partners significantly expand our sales and marketing reach and complement our direct customer engagements in these segments. We also directly engage with large customers, such as large industrial players. Similar to the Automotive market, we expect to leverage tier 1 partnerships to manufacture lidars sold into the Smart Infrastructure market.

We have established engagements with Smart Infrastructure customers, ranging from early engagement, evaluation stage, advanced engagement and production partners, including production partner engagements with planned production ramps or partnership contracts. We typically establish and prove-out pilot projects for end customers with system integration partners before advancing into production.

Our Growth Strategies

We intend to drive the growth of our business by executing on the following strategies:

Grow our footprint with existing production customers.    As customers realize the benefits of our lidar solutions, we expect to grow our relationship by expanding our footprint to more platforms over time. We plan to continue targeted investments intended to expand within our existing customer base. We also plan to invest in growing our relationship with AV divisions of OEM customers. Additionally, we will leverage our tier 1 and system integrator partnerships to deepen and broaden product adoption across our existing customers.

Expand our collaboration efforts with Koito to accelerate lidar adoption with new customers.    Cepton and Koito’s automotive supply partnership began in 2017. We intend to expand the scope of our automotive development efforts to cover certain future lidar products and provide for further collaboration through jointly conducted go-to-market activities.

Innovate and advance our platform and technology.    We have a history of technological innovation having developed innovative technologies such as our lidar engine ASIC. We intend to continue making substantial investments in research and development (“R&D”) and hiring top technical talent to develop new technologies, strengthen the technical aspects of our products and expand our ability to serve more opportunities and customers in our target end markets.

Convert existing customer engagements from evaluation to production.    Many of our existing customer engagements are in early stages, and we believe there is substantial opportunity to develop our engagements to advanced stages and convert these engagements to production awards. To drive customer acquisition, we intend to invest in strengthening our product offering, dedicate additional resources to expanding our sales, marketing and customer support efforts and grow our partner ecosystem including tier 1 suppliers and system integrators.

Competition

The market for lidar solutions is competitive and rapidly evolving. We believe the market is in its early phases of maturity as many companies in the Automotive and Smart Infrastructure markets are evaluating the adoption of lidar technologies. At the same time, the barrier to entry in the Automotive market is extremely high due to the stringent performance, cost and reliability requirements, leading us to believe that a majority of current lidar suppliers are

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unlikely to be successful in creating a meaningful footprint in that market. We expect a situation where a small number of lidar suppliers are likely to compete in the Automotive market, with a number of lidar suppliers mainly competing in other end markets. However, as the size of other end markets is not large enough to sustain a large number of players in the long term, we believe that lidar suppliers focused primarily in non-automotive end markets are also likely to dwindle considerably over time.

We believe our competition primarily exists across the following categories:

•        Lidars internally developed or acquired and owned by automotive tier 1 suppliers such as Denso Corporation, Valeo S.A., Bosch LLC and ZF Group

•        Pureplay lidar companies developing lidar technologies in partnership with tier 1 suppliers such as Aeva Technologies, Inc., Innoviz Technologies Ltd. and Hesai Group

•        Pureplay lidar companies developing lidar technologies in partnership with contract manufacturers such as Ouster, Inc. and Luminar Technologies, Inc.

•        Automotive companies including OEMs who might have internally developed lidar solutions

•        Industrial companies that develop their own internal lidar systems, primarily targeted at industrial applications such as Sick AG

We believe that major tier 1 suppliers with in-house lidar programs have experienced performance or cost challenges for mass market lidar deployment in L2+ ADAS applications. In contrast, pureplay lidar companies have been more successful in developing high performance lidars, but we believe that most have faced significant challenges in achieving autograde reliability, even with tier 1 partners, due to inherent limitations of their technologies. Lidar suppliers without tier 1 partners face an even greater hurdle to successfully translate the promise of their technology or a series production award into high volume production. As a result, although the number of lidar competitors is large, we believe that the number of competitors in a position to win substantial automotive series production awards is very limited. However, as lidar suppliers realize that the only way to create a sizable long term business is to enter the ADAS sector, we expect intense near-term competition from suppliers with greater financial resources.

Although certain of our competitors have greater financial resources, longer operating histories, greater brand recognition and may offer their products at lower price points today or in the future, we believe we compete favorably in the market on the basis of the following competitive factors:

•        Ongoing engagement with all of the top 10 OEMs

•        Depth of partnership and relationship with Koito, a major global tier 1 supplier that has built a manufacturing line to produce lidars using our technology and key components

•        A licensable and manufacturable lidar technology that enables multiple tier 1 partners to work with us and potentially manufacture lidars using our technology

•        A proprietary lidar architecture that is capable of high performance with autograde reliability and low cost for mass market adoption

•        The compact size and low power consumption of our lidar sensors that enables elegant integration in consumer vehicles at OEM-preferred locations without impacting vehicle styling and promotes ease of deployment across many vehicle models

•        The breadth and depth of our end-to-end lidar platform ranging from building blocks to lidars to automotive software to perception solutions

•        Our high performance, cost scaling from our ADAS business and high reliability and attractively priced lidars, which are suitable to be used in AV and Smart Infrastructure markets, with the benefit of volume

We believe that we are positioned favorably against our competitors based on these principal competitive factors.

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Research and Development

The markets in which we compete are rapidly evolving across hardware and software applications. We invest significant resources in ongoing research and development programs because we believe our ability to grow our market position depends, in part, on innovative technologies that offer a unique value proposition for our customers and differentiation from our competitors.

The majority of our R&D activities occur in San Jose, California. Our engineering team is responsible for developing and enhancing our lidar hardware and software technology, with a focus on design for manufacturability and ease of system integration. Our engineering and validation teams conduct the required verification and validation activities, sometimes in collaboration with tier 1 partners. The R&D team also partners with our operations and supply chain teams with the goal of developing scalable and reliable manufacturing processes and deploying those processes at key manufacturing partners.

Our R&D team consists of engineers, technicians, scientists, technical operators and professionals with experience from a wide variety of leading semiconductor, sensing, engineering, consumer electronics and automotive organizations.

Intellectual Property

Our success and competitive advantage in the lidar market depends in part upon our ability to protect and use our core technology and intellectual property rights. We rely on a combination of patents, copyrights, trademarks, trade secrets, know-how, our experience working with customers and potential customers, contractual provisions and confidentiality procedures to protect our intellectual property rights. Additionally, we protect our proprietary rights through agreements with our commercial partners, supply-chain vendors, employees and consultants, as well as close monitoring of the developments and products in the industry.

Our patents and patent applications cover a broad range of system level and component level aspects of our key technology including, among other things, lidar system, laser, imaging mechanism, receiver and perception technology. On October 22, 2019, we were granted a patent for our imaging technology, covering all key aspects of our proprietary imaging architecture.

As of February 22, 2024, we have 19 issued U.S. patents, 15 issued foreign patents and 17 pending U.S. patent applications. These issued patents begin expiring in October 2038. We also have in the aggregate 11 pending Patent Cooperation Treaty, or PCT, applications, and 23 non-U.S. national stage applications corresponding to various U.S. patent applications described above. In addition, we have 5 registered U.S. trademarks, 12 registered foreign trademarks and 2 pending trademark applications. We believe our patents will enable us to sustain a durable competitive advantage.

Manufacturing

We are focused on developing high-performance autograde lidars for mass market adoption. As such, our lidars are designed with the intent of enabling large scale manufacturing. Component choices are reviewed to support the manufacturability goal as well as to enable cost down at scale. We develop our own manufacturing processes for critical components and design our own manufacturing, calibration and testing procedures that are subsequently automated when a product reaches mass production stage, in collaboration with contract manufacturers and tier 1 partners. Koito, our tier 1 partner, has set up a manufacturing line in Japan for lidars, with plans to have the line fully qualified in 2024.

As we transition the bulk of manufacturing to our contract manufacturers and to tier 1 partners, we will continue to maintain certain levels of in-house manufacturing capabilities for prototyping, new product introduction, and low volume manufacturing. We view this capability as a critical asset to complement our R&D efforts to meet our customer needs for rapid time to market and proof of concept demonstrations.

Our manufacturing operations employ a wide variety of semiconductors, electromechanical components and assemblies, and raw materials. We purchase materials from multiple suppliers on a global basis. These supply relationships are generally conducted on a purchase order basis. While we have not experienced any significant

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difficulty in obtaining the materials used in the conduct of our business and we believe that no single supplier is material, some of the parts are not readily available from alternate suppliers due to their unique design or the length of time necessary for re-design or qualification.

We believe that our long-term relationships with our suppliers allow us to proactively manage our technology development and product life cycles, and to monitor our suppliers’ financial health. Some suppliers may, nonetheless, extend their lead times, limit supplies, increase prices or cease to produce necessary parts for our products. If these are unique or highly specialized components, we may not be able to find a substitute quickly, or at all. To address the potential disruption in our supply chain, we may use a number of techniques, including, in some cases, qualifying more than one source of supply.

We maintain in-house manufacturing capabilities for certain proprietary components while outsourcing other components and lidar modules to contract manufacturers. For ADAS series production, our tier 1 partners would ultimately be responsible for the manufacturing, testing, calibration, and quality assurance. While we intend to sell components and facilitate the flow of technology transfer to our tier 1 partners, our tier 1 partners would ultimately leverage their mass production capabilities for final product delivery to the OEMs.

Sales and Marketing

We have a multi-pronged go to market approach that allows us to serve a global customer base in an efficient manner. We combine our direct sales and business development efforts with the efforts of our partners, including tier 1 automotive suppliers, system integrators and distributors.

Our direct sales and marketing team has a primary focus on customers in North America, Europe, and Japan. Sales and business development efforts in multiple geographies are supplemented by our engagements with distributors, especially in Japan. In Smart Infrastructure markets, we also work closely with several system integration partners. These partnerships allow us to leverage the sales and marketing teams of our system integration partners, who deploy solutions to their end customers using our lidar hardware and/or smart lidar system solutions. We believe that this approach allows us to have substantially higher end customer and market coverage compared to what we would be able to achieve with just our direct sales and marketing team. For Automotive markets, we work with automotive tier 1 partners to secure series production awards at automotive OEMs. However, we have a direct relationship at all OEMs that we engage with, which we believe enables us to engage deeper and develop lidar solutions that are more optimized for the Automotive market.

Our marketing efforts are aimed at clearly communicating the value of our offerings to a large and diverse set of global customers. We utilize a variety of digital and non-digital marketing activities and programs to build awareness, engage with potential customers and build an opportunity pipeline for our sales team.

Regulatory Environment

At the federal, state, and local levels, the U.S. has developed a legal environment to permit safe testing, development, and deployment of certain autonomous technologies. We do not anticipate near-term federal standards that would prohibit the foreseeable deployments of our lidar technology. Federal regulators, however, have standards and regulations that relate to vehicle design and performance, and they continue to develop regulations, standards, and testing guidelines for autonomous technologies. Some states, including California and New York also have operational and registration requirements for certain autonomous functions. Regulators have generally signaled a goal to promote safe development of autonomous technologies, and many have conducted studies and requested public comments to gather additional information to inform evolving standards.

As our lidars go into production for integration into motor vehicles, we may be subject to certain requirements under the National Traffic and Motor Vehicle Safety Act of 1966 and Federal Motor Vehicle Safety Standards, including a duty to conduct appropriate testing, and to report (subject to timing requirements) safety defects with our products. There can be significant civil penalties for violations including the failure to comply with such reporting requirements, and the National Highway Traffic Safety Administration (“NHTSA”) also can investigate alleged defects and require manufacturers to recall and/or repair of safety defects. We also may be subject to the existing U.S. Transportation Recall Enhancement, Accountability and Documentation Act (“TREAD”), which requires motor vehicle equipment manufacturers to comply with “Early Warning” requirements by reporting certain information to the NHTSA, such as information related to defects or reports of injury related to our products. TREAD can impose
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criminal liability for violating such requirements if a defect causes death or serious bodily injury. Other countries may also have similar regulations, as well as others. As the regulatory environment for autonomous technologies continues to evolve, we may be subject to additional regulatory requirements.

Our products also may be subject to regulations and other scrutiny related to cyber security and privacy. Federal, state and local regulators have had an increasing focus on both areas. In many ways, lidar technology increases security and privacy. Evolving standards and regulations may subject us to additional specific requirements.

As a lidar technology company, we also are subject to the Electronic Product Radiation Control Provisions of the Federal Food, Drug, and Cosmetic Act. These requirements are enforced by the Food and Drug Administration (the “FDA”). Regulated electronic products include certain laser products. Regulations governing these products are intended to protect the public from hazardous or unnecessary exposure. Manufacturers are required to certify in product labeling and reports to the FDA that their products comply with applicable performance standards as well as maintain manufacturing, testing and distribution records for their products.

Similarly, as a global company deploying cutting-edge technology, we are also subject to trade, customs product classification and sourcing regulations. In addition, our operations are subject to various federal, state and local laws and regulations governing the occupational health and safety of our employees and wage regulations. We are subject to the requirements of the federal Occupational Safety and Health Act, as amended and comparable state laws that protect and regulate employee health and safety.

Like all companies operating in similar industries, we are subject to environmental regulation, including water use; air emissions; use of recycled materials; energy sources; the storage, handling, treatment, transportation and disposal of hazardous materials; and the remediation of environmental contamination. Compliance with these rules may include permits, licenses and inspections of our facilities and products.

Human Capital Management

We recognize that attracting, motivating and retaining passionate talent at all levels is vital to continuing our success. By improving employee retention and engagement, we also improve our ability to support our customers and protect the long-term interests of our stakeholders and stockholders. We invest in our employees through continuously improving benefits and various health and wellness initiatives, and offer competitive compensation packages, working to continuously improve fairness in internal compensation practices.

Our future success depends on our ability to retain, attract and motivate qualified personnel. As the source of our technological and product innovations, our employees, especially our engineers are a significant asset. Competition for these employees is significant in Silicon Valley where qualified engineers are in high demand. As of December 31, 2023, we had 87 full-time employees, of whom 16 of them hold PhDs degrees. The vast majority of our employees are in the United States.

Corporate Information

Legacy Cepton was founded and incorporated as a Delaware corporation in 2016. Our principal executive offices are located at 399 West Trimble Road, San Jose, California, 95131 USA, and its telephone number is (408) 459-7579. Our website address is www.cepton.com. Information contained on or accessible through our website is not a part of this Report, and the inclusion of our website address in this Report is an inactive textual reference only.

Item 1A.    Risk Factors

Our business, financial condition and results of operations can be affected by a number of risks and uncertainties, whether currently known or unknown, any one or more of which could, directly or indirectly, cause our actual financial condition and results of operations to vary materially from our past, or from anticipated future financial condition and results of operations. The risks discussed below are not the only ones facing our business but do represent those risks that we believe are material to us. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also adversely affect our business, financial condition and results of operations.

Annex E-15

Risk Factors Summary

Our business is subject to numerous risks and uncertainties, including those highlighted in the section titled “Risk Factors” that represent challenges that we face in connection with the successful implementation of our strategy and growth of our business. The occurrence of one or more of the events or circumstances described in the section titled “Risk Factors” alone or in combination with other events or circumstances may have an adverse effect on our business, financial condition, results of operations, and prospects. Such risks include, but are not limited to:

Risks Related to Our Business and Industry

•        We are an early stage company with a history of losses and expect to incur significant expenses and continuing losses for the foreseeable future.

•        Our limited operating history makes it difficult to evaluate our future prospects and the risks and challenges we may encounter.

•        Our forecasts and projections are based upon assumptions, analyses and internal estimates related to the expected size and growth of the markets we seek to operate in or enter, which may not materialize as anticipated, our actual results of operations may differ materially from those forecasted or projected.

•        The strategic initiatives we are implementing may prove more costly than we currently anticipate and we may not succeed in increasing our revenue in an amount sufficient to offset the costs of these initiatives and to achieve and maintain profitability.

•        We may need to raise additional capital in the future in order to execute our business plan, which may not be available on terms acceptable to us, or at all.

•        If our lidar products are not selected for inclusion in ADAS and autonomous driving systems by automotive OEMs, automotive tier 1 suppliers, mobility or technology companies or their respective suppliers, our business will be materially and adversely affected.

•        Continued pricing pressures, automotive OEM cost reduction initiatives and the ability of automotive OEMs to re-source or cancel vehicle or technology programs may result in losses or lower than anticipated margins.

•        Market adoption of lidar is uncertain, and if market adoption of lidar does not continue to develop, or develops more slowly than we expect, our business will be adversely affected.

•        We rely on third-party suppliers, and because some of the raw materials and key components in our products come from limited or single-source suppliers, we are susceptible to supply shortages, long lead times for components, and supply changes, any of which could disrupt our supply chain, could delay deliveries of our products to customers, and could adversely affect our business, results of operations and financial condition.

•        Because our sales have been primarily to customers engaged in development of ADAS deployments in consumer vehicles and pilot projects in the Smart Infrastructure segment and our orders are project-based, we expect our results of operations to fluctuate on a quarterly and annual basis.

•        Even though many of the components in our lidars are modular and can be built using readily available materials, we, our outsourcing partners and our suppliers may rely on complex machinery and skilled labor for production, which involves a significant degree of risk and uncertainty in terms of operational performance and costs. We, our outsourcing partners and our suppliers may also rely on highly-skilled labor for production, and if such highly-skilled labor is unavailable, our business could be adversely affected

•        The average selling prices of our current products could decrease rapidly over the life of the product, and the selling prices we are able to ultimately charge in the future for the products we are currently developing or commercializing may be less than what we currently project, which may negatively affect our revenue and gross margin.

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•        The discontinuation, lack of commercial success, or loss of business with respect to a particular vehicle model or other customer solution for which we are a significant supplier to, could reduce our sales and adversely affect our profitability.

•        We are subject to cybersecurity risks to operational systems, security systems, infrastructure, integrated software in our lidar solutions and customer data processed by us or third-party vendors or suppliers and any material failure, weakness, interruption, cyber event, incident or breach of security could prevent us from effectively operating our business.

•        We have identified a material weakness in our internal control over financial reporting. If our remediation of this material weakness is not effective, or if we experience additional material weaknesses in the future or otherwise fail to maintain an effective system of internal controls in the future, we may not be able to accurately or timely report our financial condition or results of operations, which may adversely affect investor confidence in us and, as a result, the value of our common stock.

Legal and Regulatory Risks Related to Our Business

•        We are subject to governmental export and import control laws and regulations. Our failure to comply with these laws and regulations could have an adverse effect on our business, prospects, financial condition and results of operations.

•        We are subject to, and must remain in compliance with, numerous laws and governmental regulations across various jurisdictions concerning the manufacturing, use, distribution and sale of our products and, in some cases, related customer requirements, which could impose substantial costs upon us and materially impact our ability to fulfill certain business opportunities.

•        We are subject to data privacy and cybersecurity risks to operational systems, security systems, infrastructure, integrated software in our lidar solutions and customer data processed by us or third-party vendors or suppliers and any material failure, weakness, interruption, cyber event, incident or breach of security could subject us to regulatory actions or litigation.

Risks Related to Our Intellectual Property

•        We may not be able to adequately protect or enforce our intellectual property rights or prevent unauthorized parties from copying or reverse engineering our solutions. Our efforts to protect and enforce our intellectual property rights and prevent third parties from violating our rights may be costly.

Risks Related to Ownership of Our Shares and Warrants

•        Koito has significant influence over us and may prevent other stockholders from influencing significant corporate decisions, and Koito may have interests that conflict with those of our other stockholders.

•        The Preferred Stock will cause dilution to our stockholders, which may adversely affect the market price of our common stock. Future sales by Koito or other holders may also negatively impact the price of our common stock.

•        Our Amended and Restated Certificate of Incorporation requires, to the fullest extent permitted by law, that derivative actions brought in our name against our directors, officers, other employees or stockholders for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware, which may have the effect of discouraging lawsuits against our directors, officers, other employees or stockholders.

•        Anti-takeover provisions contained in our Amended and Restated Certificate of Incorporation and the Bylaws, as well as provisions of Delaware law, could impair a takeover attempt.

•        Claims for indemnification by our directors and officers may reduce our available funds to satisfy successful third-party claims against us and may reduce the amount of money available to us.

•        Future sales, or the perception of future sales, by us or our stockholders in the public market could cause the market price for our common stock to decline.

Annex E-17

Risks Related to Our Business and Industry

We are an early stage company with a history of losses and expect to incur significant expenses and continuing operating losses for the foreseeable future.

We have incurred operating losses on an annual basis since our inception. We incurred annual operating loss of approximately $50.7 million and $61.4 million for the years ended December 31, 2023 and 2022, respectively. We believe that we will continue to incur operating and net losses in the near future. Even if we are able to successfully develop and sell our lidar solutions, there can be no assurance that we will be commercially successful. Our potential profitability is dependent upon the successful development and successful commercial introduction and acceptance of our lidar solutions, which may not occur.

The rate at which we have incurred losses has increased since our inception, and we expect losses to continue to increase in future periods as we:

•        expand our production capabilities to produce our lidar solutions, including costs associated with outsourcing the production of our lidar solutions;

•        expand our design, development, installation and servicing capabilities;

•        build up inventories of parts and components for our lidar solutions;

•        produce an inventory of our lidar solutions;

•        increase our sales and marketing activities and develop our distribution infrastructure;

•        continue to utilize our third-party partners for manufacturing, testing and commercialization; and

•        continue to expand the financial, administrative, legal and other functions to support the above.

Because we will incur the costs and expenses from these efforts before we receive incremental revenues with respect thereto, our losses in future periods will be significant. In addition, we may find that these efforts are more expensive than we currently anticipate or that these efforts may not result in revenues, which would further increase our losses.

Our limited operating history makes it difficult to evaluate our future prospects and the risks and challenges we may encounter.

We have been focused on developing lidar products and perception software for mass-market ADAS and autonomous driving systems and Smart Infrastructure since 2016. This relatively limited operating history makes it difficult to evaluate our future prospects and the risks and challenges we may encounter. Risks and challenges we have faced or expect to face include, but are not limited to, our ability to:

•        develop and commercialize our products;

•        produce and deliver lidar and software products of acceptable performance;

•        forecast our revenue and budget for and manage our expenses;

•        attract new customers, retain existing customers and expand existing commercial relationships;

•        comply with existing and new or modified laws and regulations applicable to our business;

•        plan for and manage capital expenditures for our current and future products, and manage our supply chain and supplier relationships related to our current and future products;

•        anticipate and respond to macroeconomic changes and changes in the markets in which we operate;

•        maintain and enhance the value of our reputation and brand;

•        effectively manage our growth and business operations, including the impacts of macroeconomic challenges, such as rising interest rates and inflation, on our business;

Annex E-18

•        develop and protect intellectual property;

•        hire, integrate and retain talented people at all levels of our organization; and

•        successfully develop new solutions to enhance the experience of customers.

If we fail to address the risks and difficulties that we face, including those associated with the challenges listed above as well as those described elsewhere in this “Risk Factors” section, our business, financial condition and results of operations could be adversely affected. Further, because we have limited historical financial data and operate in a rapidly evolving market, any predictions about our future revenue and expenses may not be as accurate as they would be if we had a longer operating history or operated in a more predictable market. We have encountered in the past, and will encounter in the future, risks and uncertainties frequently experienced by growing companies with limited operating histories in rapidly changing industries. If our assumptions regarding these risks and uncertainties, which we use to plan and operate our business, are incorrect or change, or if we do not address these risks successfully, our results of operations could differ materially from our expectations and our business, financial condition and results of operations could be adversely affected.

Our forecasts and projections are based upon assumptions, analyses and internal estimates related to the expected size and growth of the markets we seek to operate in or enter, which may not materialize as anticipated, and our actual results of operations may differ materially from those forecasted or projected.

Our forecasts and projections are based upon assumptions, analyses and internal estimates relating to the expected size and growth of the markets for which we operate or seek to enter. Such markets may not develop or grow, or may develop and grow at a lower rate than expected, and even if these markets experience the forecasted growth described in this Report, we may not grow our business at similar rates, or at all. Our future growth is subject to many factors, including, among others, our ability to develop and commercialize our products and the market’s adoption of our products, both of which are subject to risks and uncertainties, many of which are beyond our control. Accordingly, the forecasts and estimates of market size and growth described in this Report should not be taken as indicative of our future growth.

We continue to implement strategic initiatives designed to grow our business. These initiatives may prove more costly than we currently anticipate and we may not succeed in increasing our revenue in an amount sufficient to offset the costs of these initiatives and to achieve and maintain profitability.

We continue to make investments and implement initiatives designed to grow our business, including:

•        sales and marketing efforts to attract new customers in our target end markets;

•        investing in R&D;

•        investing in new applications and markets for our products by expanding relationships with existing customers and creating opportunities for new customers;

•        further enhancing our partnerships with third-parties to develop manufacturing processes; and

•        investing in legal, accounting, and other administrative functions necessary to support our operations as a public company.

These initiatives may prove more expensive than we currently anticipate, and we may not succeed in increasing our revenue, if at all, in an amount sufficient to offset these higher expenses and to achieve and maintain profitability. The market opportunities we are pursuing are at various stages of development, and it may be many years before the end markets we expect to serve in the Automotive market generate demand for our products at scale, if at all. In the Smart Infrastructure market, we have a number of active projects and multiple developing engagement opportunities, but some of these relationships and market opportunities are also still in the early stages of development. Our revenue may be adversely affected for a number of reasons, including, but not limited to (i) the development and/or market acceptance of new technology that competes with our lidar products and automotive software, (ii) if certain automotive OEMs, or other market participants change their autonomous vehicle technology, the commercialization timeline for such technology or the scope of usage of such technology, (iii) failure of our customers to commercialize autonomous systems that include our solutions, (iv) our inability to effectively manage our inventory

Annex E-19

or manufacture products at scale, (v) our inability to enter new markets or help our customers adapt our products for new applications, (vi) our failure to attract new customers or expand orders from existing customers, or (vii) increasing competition. Furthermore, it is difficult to predict the size and growth rate of our target markets, customer demand for our products, commercialization timelines, developments in autonomous sensing and related technology, the entry of competitive products, or the success of existing competitive products and services. For these reasons, we do not expect to achieve profitability over the near term. If our revenue does not grow (including over the long term), our ability to achieve and maintain profitability may be adversely affected, and the value of our business may significantly decrease.

Our ability to effectively manage our anticipated growth and expansion of operations will also require us to enhance our operational, financial and management controls and infrastructure, human resources policies and reporting systems. These enhancements and improvements will require significant capital expenditures, investments in additional headcount and other operating expenditures and allocation of valuable management and employee resources. Our future financial performance and ability to execute on our business plan will depend, in part, on our ability to effectively manage any future growth and expansion. There are no guarantees that we will be able to do so in an efficient or timely manner, or at all.

We may need to raise additional capital in the future in order to execute our business plan, which may not be available on terms acceptable to us, or at all.

In the future, we may require additional capital to respond to technological advancements, competitive dynamics or technologies, customer demands, business opportunities, challenges, acquisitions or unforeseen circumstances and we may determine to engage in equity or debt financings or enter into credit facilities for other reasons. In order to further business relationships with current or potential customers or partners, we may issue equity or equity-linked securities to such current or potential customers or partners. The proceeds from the sale of the Preferred Stock provided sufficient capital for our near-term needs but may not fulfill our long-term capital needs, however, the Preferred Stock and the rights granted to Koito in connection therewith may limit our ability to engage in future equity or debt financings or enter into credit facilities even after we have utilized the proceeds from the sale of the Preferred Stock. Because the exercise price of the Public Warrants and Private Placement Warrants substantially exceeds the current trading price of our common stock, holders are unlikely to exercise such warrants in the near future, if at all, and as a result our Public Warrants and Private Placement Warrants may not provide any additional capital. We may not be able to timely secure additional debt or equity financing on favorable terms, or at all. If we raise additional funds through the issuance of equity or convertible debt or other equity-linked securities or if we issue equity or equity-linked securities to current or potential customers to further business relationships, our existing stockholders could experience significant dilution. Any such issuance could also result in anti-dilution adjustments under the Preferred Stock, which could create additional dilution. Any debt financing obtained by us in the future could involve restrictive covenants relating to our capital raising activities and other financial and operational matters, which may make it more difficult for us to obtain additional capital and to pursue business opportunities, including potential acquisitions. If we are unable to obtain adequate financing or financing on terms satisfactory to us, when we require it, our ability to continue to grow or support our business and to respond to business challenges could be significantly limited.

If our lidar products are not selected for inclusion in ADAS and autonomous driving systems by automotive OEMs, automotive tier 1 suppliers, mobility or technology companies or their respective suppliers, our business will be materially and adversely affected.

Automotive OEMs, tier 1 suppliers to automotive OEMs, mobility or technology companies, and their respective suppliers design and develop autonomous driving and ADAS technology over several years. These automotive OEMs, tier 1 suppliers, mobility or technology companies, and their respective suppliers undertake extensive testing or qualification processes prior to selecting a product such as our lidar products for use in a particular system, product or vehicle model, because such products will function as part of a larger system or platform and must meet certain other specifications. We spend significant time and resources to have our products selected by our customers and their suppliers for use in a particular system, product or vehicle model, which is known as a “series production win” or a “series production award.” In the case of autonomous driving and ADAS technology, a series production award means our lidar product has been selected for use in a particular vehicle model. However, if we do not achieve a series production award with respect to a particular vehicle model, we may not have an opportunity to supply our products to the automotive OEM for that vehicle model for a period of many years. In many cases, this period can

Annex E-20

be five years to seven years or more. If our products are not selected by an automotive OEM or our suppliers for one vehicle model or if our products are not successful in that vehicle model, it is unlikely that our product will be deployed in other vehicle models of that OEM. If we fail to win a significant number of vehicle models from one or more of automotive OEMs or their suppliers, our business, results of operations and financial condition will be materially and adversely affected. For more information about certain risks related to product selection, please see the risk factor in this Report captioned “The period of time from engagement to a series production award and then to implementation is long, typically spanning several years, especially in the Automotive market, and our customer arrangements are subject to cancellation or postponement of contracts or unsuccessful implementation.”

We are reliant on key inputs and our inability to reduce and control the cost of such inputs could negatively impact the adoption of our products and our profitability.

The production of our sensors is dependent on producing or sourcing certain key components and raw materials at acceptable price levels. Supply chain constraints and rising inflation have led to increased lead time in recent time and increased costs for certain key components and raw materials and increased transportation expenses. If we are unable to adequately reduce and control the costs of such key components and raw materials, we will be unable to realize manufacturing costs targets, which could reduce the market adoption of our products, damage our reputation with current or prospective customers, and harm our brand, business, prospects, financial condition and results of operations.

Continued pricing pressures, automotive OEM cost reduction initiatives and the ability of automotive OEMs to re-source or cancel vehicle or technology programs may result in losses or lower than anticipated margins, which will materially and adversely affect our financial condition and results of operations.

Cost-cutting initiatives adopted by our customers (especially automotive OEMs) often result in increased downward pressure on pricing. Automotive OEMs possess significant leverage over their suppliers because the automotive component supply industry is highly competitive, serves a limited number of customers and has a high fixed cost base. We expect to be subject to continuing pressure from automotive OEMs and tier 1 suppliers to reduce the price of our products if we were to be engaged as a lidar supplier in a series production award. It is possible that pricing pressures beyond our expectations could intensify as automotive OEMs pursue restructuring, consolidation and cost-cutting initiatives. If we are unable to generate sufficient production cost savings in the future to offset price reductions, our gross margin and profitability would be adversely affected.

We expect to incur substantial R&D costs and devote significant resources to identifying and commercializing new products, which could significantly reduce our profitability and may never result in revenue to us.

Our future growth depends on penetrating new markets, adapting existing products to new applications and customer requirements, and introducing new products that achieve market acceptance. Our plans to incur substantial, and potentially increasing, R&D costs as part of our efforts to design, develop, manufacture and commercialize new products and enhance existing products. Our R&D expenses were approximately $29.9 million and $33.0 million for the years ended December 31, 2023 and 2022, respectively, and are likely to grow in the future. Because we account for R&D as an operating expense, these expenditures will adversely affect our results of operations in the future. Further, our R&D program may not produce successful results, and our new products may not achieve market acceptance, create additional revenue or become profitable.

Although we believe that lidar is likely to become an essential sensor for autonomous vehicles and other emerging markets, market adoption of lidar is uncertain. If market adoption of lidar does not continue to develop, or develops more slowly than we expect, our business will be adversely affected.

While our lidar solutions can be applied to different use cases across end markets, a significant portion of our revenue is currently primarily generated from product sales of lidar sensors to direct customers. Despite the fact that the automotive industry has engaged in considerable effort to research and test lidar products for ADAS and autonomous driving applications, the automotive industry may not introduce lidar products in commercially available vehicles. However, lidar products remain relatively new and it is possible that other sensing modalities, or a new disruptive modality based on new or existing technology, including a combination of technology, will achieve acceptance or leadership in the ADAS and autonomous driving industries. Even if lidar products are used in initial generations of autonomous driving technology and certain ADAS applications, we cannot guarantee that

Annex E-21

lidar products will be designed into or included in subsequent generations of such commercialized technology. In addition, we expect that initial generations of autonomous vehicles will be focused on limited applications, such as robotaxis and delivery vehicles, and that mass market adoption of autonomous technology may lag behind these initial applications significantly. The speed of market growth for ADAS or autonomous vehicles is difficult if not impossible to predict, and may be influenced by macroeconomic conditions, including inflation and rising interest rates, the effects of public health crises, and the potential impact of geopolitical conflicts, such as the ongoing conflicts in Ukraine and the Middle East. Although we currently believe we are a leader in lidar-based systems for the ADAS market, by the time mass market adoption of ADAS and autonomous vehicle technology is achieved, we expect competition among providers of sensing technology based on lidar and other modalities to increase substantially. If commercialization of lidar products is not successful, or not as successful as we or the market expects, or if other sensing modalities gain acceptance by developers of ADAS or autonomous driving systems, automotive OEMs, regulators and safety organizations or other market participants by the time autonomous vehicle technology might achieve mass market adoption, our business, results of operations and financial condition will be materially and adversely affected.

We are investing in and pursuing market opportunities outside of the Automotive market, including in the Smart Infrastructure market. We believe that our future revenue growth, if any, will depend in part on our ability to expand within new markets such as these and to enter new markets as they emerge. Each of these markets presents distinct risks and, in many cases, requires us to address the particular requirements of that market.

Addressing these requirements can be time-consuming and costly. The market for lidar technology outside of automotive applications is relatively new, rapidly developing and unproven in many markets or industries. Many of our customers outside of the automotive industry are still in the testing and development phases and we cannot be certain that they will commercialize products or systems with our lidar products or at all. We cannot be certain that lidar will be sold into these markets, or any market outside of the Automotive market, at scale. Adoption of lidar products, including our products, outside of the automotive industry will depend on numerous factors, including: whether the technological capabilities of lidar and lidar-based products meet users’ current or anticipated needs; whether the benefits of designing lidar into larger sensing systems outweigh the costs; complexity and time needed to deploy such technology or replace or modify existing systems that may have used other modalities such as cameras and radar; whether users in other applications can move beyond the testing and development phases and proceed to commercializing systems supported by lidar technology; whether lidar developers such as us can keep pace with rapid technological change in certain developing markets; macroeconomic conditions, including inflation and rising interest rates, the effects of public health crises; and the potential impact of geopolitical conflicts, such as the ongoing conflicts in Ukraine and the Middle East. If lidar technology does not achieve commercial success outside of the automotive industry, or if the market develops at a pace slower than we expect, our business, results of operation and financial condition will be materially and adversely affected.

The period of time from engagement to a series production award and then to implementation is long, typically spanning several years, especially in the Automotive market, and our customer arrangements are subject to cancellation or postponement of contracts or unsuccessful implementation.

Our customers generally must make significant commitments of resources to test and validate our products and confirm that they can integrate with other technologies before including them in any particular system, product or vehicle model. We, in turn, spend significant time and resources to have our products selected by our customers and their suppliers for use in a particular system, product or vehicle model, which is known as a series production award. The development cycles of our products with new customers varies widely depending on the application, market, customer and the complexity of the product. In the Automotive market, this development cycle can be five to seven years, including the period from series production award to production, which can be three to four years. In the Smart Infrastructure market, this development cycle can be one to two years. Further, even after obtaining a series production award with a customer, we are subject to the risk that such customer cancels or postpones implementation of our technology, such as occurred with our series production award with GM through Koito, as well as that we will not be able to integrate our technology successfully into a larger system with other sensing modalities. Further, our revenue could be less than forecasted if the system, product or vehicle model that includes our lidar products is unsuccessful, including for reasons unrelated to our technology. Long development cycles and product cancellations or postponements may adversely affect our business, prospects, results of operations and financial condition.

Annex E-22

We may experience difficulties in managing our growth and expanding our operations.

We expect to experience significant growth in the scope and nature of our operations. Our ability to manage our operations and future growth will require us to continue to improve our operational, financial and management controls, compliance programs and reporting systems. We are currently in the process of strengthening our compliance programs, including our compliance programs related to export controls, privacy, cybersecurity and anti-corruption. We may not be able to implement improvements in an efficient or timely manner and may discover deficiencies in existing controls, programs, systems and procedures, which could have an adverse effect on our business, reputation and financial results.

We rely on third-party suppliers, and because some of the raw materials and key components in our products come from limited or single-source suppliers, we are susceptible to supply shortages, long lead times for components, and supply changes, any of which could disrupt our supply chain, could delay or prevent deliveries of our products to customers, and could adversely affect our business, results of operations and financial condition.

While the components that go into the manufacture of our solutions are generally built from modular, commonly available materials, they are sourced from third-party suppliers. To date, we have produced our products in relatively limited quantities. Although we have limited experience in managing our supply chain to manufacture and deliver our products at scale, our future success will depend on our ability to manage our supply chain to manufacture and deliver our products at scale. Some of the key components used to manufacture our products come from limited or single source suppliers. We are therefore subject to the risk of shortages and long lead times in the supply of these components and the risk that our suppliers discontinue or modify components used in our products. We have a global supply chain, and the COVID-19 pandemic and other health epidemics and outbreaks, ongoing geopolitical conflicts and macroeconomic challenges have adversely affected, and may in the future adversely affect our ability to source components in a timely or cost effective manner from our third-party suppliers due to, among other things, work stoppages or interruptions. Additionally, our lidar uses laser diodes. Any shortage of these laser diodes could materially and adversely affect our ability to manufacture our solutions. In addition, the lead times associated with certain components are lengthy and preclude rapid changes in quantities and delivery schedules. We may in the future experience material component shortages and price fluctuations of certain key components and materials, and the predictability of the availability and pricing of these components may be limited. In the event of a component shortage, supply interruption or material pricing change from suppliers of these components, we may not be able to develop alternate sources in a timely manner or at all in the case of sole or limited sources. Developing alternate sources of supply for these components may be time-consuming, difficult, and costly and we may not be able to source these components on terms that are acceptable to us, or at all, which may undermine our ability to meet our requirements or to fill customer orders in a timely manner. Any interruption or delay in the supply of any of these parts or components, or the inability to obtain these parts or components from alternate sources at acceptable prices and within a reasonable amount of time, would adversely affect our ability to meet our scheduled product deliveries to our customers. This could adversely affect our relationships with our customers and channel partners and could cause delays in shipment of our products and adversely affect our operating results. In addition, increased component costs could result in lower gross margins. Even where we are able to pass increased component costs along to our customers, there may be a lapse of time before we are able to do so such that we must absorb the increased cost. If we are unable to buy these components in quantities sufficient to meet our requirements on a timely basis, we will not be able to deliver products to our customers, which may result in such customers using competitive products instead of ours.

Because our sales have been primarily to customers engaged in development of ADAS deployments in consumer vehicles and pilot projects in the Smart Infrastructure segment and our orders are project-based, we expect our results of operations to fluctuate on a quarterly and annual basis.

Our quarterly results of operations have fluctuated in the past and may fluctuate significantly in the future. As such, historical comparisons of our operating results may not be meaningful. In particular, because our sales to date have primarily been to customers making purchases for development of ADAS deployments in consumer vehicles until the cancellation of the GM series production award in December 2023 and pilot projects in the Smart Infrastructure segment, sales in any given quarter can fluctuate based on the timing and success of our customers’ projects. Accordingly, the results of any one quarter should not be relied upon as an indication of future performance. Our quarterly financial results may fluctuate as a result of a variety of factors, many of which are outside of our control

Annex E-23

and may not fully reflect the underlying performance of our business. These fluctuations could adversely affect our ability to meet our expectations or those of analysts, ratings agencies or investors. If we do not meet these expectations for any period, the value of our business and our securities could decline significantly. Factors that may cause these quarterly fluctuations include, but are not limited to:

•        the timing and magnitude of orders and shipments of our products in any quarter;

•        the timing and magnitude of sales returns and warranty claims of our products in any quarter;

•        the timing and magnitude of development revenue in any quarter;

•        pricing changes we may adopt to drive market adoption or in response to competitive pressure;

•        the ability to retain our existing customers and attract new customers;

•        the ability to develop, introduce, manufacture and ship in a timely manner products that meet customer requirements;

•        disruptions in our sales channels or termination of our relationship with important channel partners;

•        delays in customers’ purchasing cycles or deferments of customers’ purchases in anticipation of new products or updates from us or our competitors;

•        fluctuations in demand pressures for our products;

•        the mix of products sold in any quarter;

•        the duration of macroeconomic challenges and the time it takes for economic recovery;

•        the timing and rate of broader market adoption of autonomous systems utilizing our solutions across the automotive and other market sectors;

•        market acceptance of lidar and further technological advancements by our competitors and other market participants;

•        the ability of our customers to commercialize systems that incorporate our products;

•        any change in the competitive dynamics of our markets, including consolidation of competitors, regulatory developments and new market entrants;

•        the ability to effectively manage our inventory;

•        changes in the source, cost, availability of and regulations pertaining to materials we use;

•        adverse litigation, judgments, settlements or other litigation-related costs, or claims that may give rise to such costs; and

•        general economic, industry and market conditions, including trade disputes and geopolitical tensions and conflicts and related supply chain and other disruptions.

Our transition to an outsourced manufacturing business model may not be successful, which could harm our ability to deliver products and recognize revenue.

We are transitioning from a manufacturing model in which we primarily manufactured and assembled our products at our San Jose, California location, to one where we rely on third-party manufacturers and tier 1 partners to manufacture in Japan and potentially other foreign and domestic locations. As we transition manufacturing to third-party manufacturers and tier 1 partners, we plan to maintain certain levels of in-house manufacturing capabilities for new product introduction, prototyping, and small quantity order fulfillment. We believe the use of third-party manufacturers and tier 1 partners will have future benefits, but in the near term, while we begin our transition to manufacture with new partners, we may lose revenue, incur increased costs and potentially harm our customer relationships.

Annex E-24

Reliance on third-party manufacturers reduces our control over the manufacturing process, including reduced control over quality, product costs and product supply and timing. We may experience delays in shipments or issues concerning product quality from our third-party manufacturers. If any of our third-party manufacturers experience interruptions, delays or disruptions in supplying our products, including by natural disasters, geopolitical conflicts or tensions, health epidemics and outbreaks, work stoppages, or capacity constraints, our ability to ship products to distributors and customers would be delayed. In addition, unfavorable economic conditions could result in financial distress among third-party manufacturers upon which we rely, thereby increasing the risk of disruption of supplies necessary to fulfill our production requirements and meet customer demands. Additionally, if any of our third-party manufacturers experience quality control issues in their manufacturing operations and our products do not meet customer or regulatory requirements, we could be required to cover the cost of repair or replacement of any defective products. These delays or product quality issues could have an immediate and material adverse effect on our ability to fulfill orders and could have a negative effect on our operating results. In addition, such delays or issues with product quality could adversely affect our reputation and our relationship with our channel partners. If third-party manufacturers experience financial, operational, manufacturing capacity or other difficulties, or experience shortages in required components, or if they are otherwise unable or unwilling to continue to manufacture our products in required volumes or at all, our supply may be disrupted, we may be required to seek alternate manufacturers and we may be required to re-design our products. It would be time-consuming, and could be costly and impracticable, to begin to use new manufacturers and designs, and such changes could cause significant interruptions in supply and could have an adverse effect on our ability to meet our scheduled product deliveries and may subsequently lead to the loss of sales. While we take measures to protect our trade secrets, the use of third-party manufacturers may also risk disclosure of our innovative and proprietary manufacturing methodologies, which could adversely affect our business.

If we further expand our international manufacturing operations, we may face risks associated with manufacturing operations outside the United States.

We expect to maintain manufacturing at our headquarters in San Jose, California for product development and small amounts of fulfillment. If we were to begin manufacturing on our own outside the United States, such activity would be subject to several inherent risks, including:

•        foreign currency fluctuations;

•        local economic conditions;

•        political instability;

•        import or export requirements;

•        failure by us, our collaborators or our distributors to obtain regulatory clearance, authorization or approval for the use of our products and services in various countries;

•        foreign government regulatory requirements;

•        reduced protection for intellectual property rights in some countries;

•        regulatory and compliance risks that relate to maintaining accurate information and control over sales and distributors’ activities that may fall within the purview of the Foreign Corrupt Practices Act of 1977 (the “FCPA”), our books and records provisions, or our anti-bribery provisions or laws similar to the FCPA in other jurisdictions in which we may in the future operate, such as the United Kingdom’s Bribery Act of 2010 and anti-bribery requirements of member states in the European Union;

•        tariffs and other trade barriers and restrictions; and

•        potentially adverse tax consequences.

If we further expand our limited manufacturing operations outside the United States, we may be subject to these risks. Such risks could increase our costs and decrease our profit margins.

Annex E-25

Even though many of the components in our lidars are modular and can be built using readily available materials, we, our outsourcing partners and our suppliers rely on complex machinery for production, which involves a significant degree of risk and uncertainty in terms of operational performance and costs. We, our outsourcing partners and our suppliers may also rely on highly-skilled labor for production, and if such highly-skilled labor is unavailable, our business could be adversely affected

We, our outsourcing partners and our suppliers rely on complex machinery for the production, assembly and installation of our lidar solutions, which will involve a significant degree of uncertainty and risk in terms of operational performance and costs. Our production facilities and the facilities of our outsourcing partners and suppliers consist of large-scale machinery combining many components. These components may suffer unexpected malfunctions from time to time and will depend on repairs and spare parts to resume operations, which may not be available when needed. Unexpected malfunctions of these components may significantly affect the intended operational efficiency. In addition, we and our outsourcing partners and our suppliers may also rely on highly-skilled labor for assembly and production. If such highly-skilled labor is unavailable, our business could be adversely affected. Operational performance and costs can be difficult to predict and are often influenced by factors outside of our control, such as, but not limited to, scarcity of natural resources, environmental hazards and remediation, costs associated with decommissioning of machines, labor disputes and strikes, difficulty or delays in obtaining governmental permits, damages or defects in electronic systems, industrial accidents, fire, seismic activity and natural disasters. Should operational risks materialize, it may result in the personal injury to or death of workers, the loss of production equipment, damage to production facilities, monetary losses, delays and unanticipated fluctuations in production, environmental damage, administrative fines, increased insurance costs and potential legal liabilities, all which could have a material adverse effect on our business, prospects, financial condition or operating results.

As part of growing our business, we may make acquisitions. If we fail to successfully select, execute or integrate our acquisitions, then our business, results of operations and financial condition could be materially adversely affected.

From time to time, we may undertake acquisitions to add new products and technologies, acquire talent, gain new sales channels or enter into new markets or sales territories. In addition to possible stockholder approval, we may need approvals and licenses from relevant government authorities for the acquisitions and to comply with any applicable laws and regulations, which could result in increased delays and costs, and may disrupt our business strategy if we fail to do so. Certain acquisitions will also require Koito’s consent. Furthermore, acquisitions and the subsequent integration of new assets, businesses, key personnel, customers, vendors and suppliers require significant attention from our management and could result in a diversion of resources from our existing business, which in turn could have an adverse effect on our operations. Acquired assets or businesses may not generate the financial results we expect. Acquisitions could result in the use of substantial amounts of cash, potentially dilutive issuances of equity securities, the occurrence of significant goodwill impairment charges, amortization expenses for other intangible assets and exposure to potential unknown liabilities of the acquired business. Moreover, the costs of identifying and consummating acquisitions may be significant.

To date, we have little to no experience with acquisitions and the integration of acquired technology and personnel. Failure to successfully identify, complete, manage and integrate acquisitions could materially and adversely affect our business, financial condition and results of operations and could cause our stock price to decline.

Changes in our product mix may impact our financial performance.

Our financial performance can be affected by the mix of products we sell during a given period. If our sales include more of the lower gross margin products than higher gross margin products, our results of operations and financial condition may be adversely affected. There can be no guarantees that we will be able to successfully alter our product mix so that we are selling more of our high gross margin products. If actual results vary from our projected product mix of sales, our results of operations and financial condition could be adversely affected.

Annex E-26

Our sales and operations in international markets expose us to operational, financial and regulatory risks.

International sales comprise a significant amount of our overall revenue. Sales to international customers accounted for 58% and 68% of our revenue for the years ended December 31, 2023 and 2022, respectively. We are committed to growing our international sales, and while we have committed resources to expanding our international operations and sales channels, these efforts may not be successful. International operations are subject to a number of risks, including, but not limited to:

•        exchange rate fluctuations;

•        political and economic instability, international terrorism, geopolitical tensions and conflicts, and anti-American sentiment, particularly in emerging markets;

•        global or regional health crises, such as COVID-19 or other health epidemics and outbreaks;

•        potential for violations of anti-corruption laws and regulations, such as those related to bribery and fraud;

•        preference for locally branded products, and laws and business practices favoring local competition;

•        increased difficulty in managing inventory;

•        delayed revenue recognition due to longer logistics and shipping time;

•        less effective protection of intellectual property;

•        stringent regulation of the autonomous or other systems or products using our products and stringent consumer protection and product compliance regulations, including but not limited to the General Data Protection Regulation in the European Union, European competition law;

•        the Restriction of Hazardous Substances Directive, the Waste Electrical and Electronic Equipment Directive and the European Ecodesign Directive that are costly to comply with and may vary from country to country;

•        difficulties and costs of staffing and managing foreign operations;

•        import and export laws and the impact of tariffs;

•        changes in local tax and customs duty laws or changes in the enforcement, application or interpretation of such laws; and

•        U.S. government restrictions on certain technology transfer to certain countries of concern.

The occurrence of any of these risks could negatively affect our international business and consequently our business, operating results and financial condition.

The complexity of our products and the limited visibility into the various environmental and other conditions under which our customers use the products could result in unforeseen delays or expenses from undetected defects, errors or reliability issues in hardware or software which could reduce the market adoption of our new products, damage our reputation with current or prospective customers, expose us to product liability and other claims and adversely affect our operating costs.

Our products are highly technical and very complex and require high standards to manufacture and have in the past and will likely in the future experience defects, errors or reliability issues at various stages of development. We may be unable to timely release new products, manufacture existing products, correct problems that have arisen or correct such problems to our customers’ satisfaction. Additionally, undetected errors, defects or security vulnerabilities, especially as new products are introduced or as new versions are released, could result in serious injury to the end users of technology incorporating our products, or those in the surrounding area. This could also result in our customers never being able to commercialize technology incorporating our products, litigation against us, negative publicity and other consequences. These risks are particularly prevalent in the highly competitive autonomous driving and ADAS markets. Some errors or defects in our products may only be discovered after they

Annex E-27

have been tested, commercialized and deployed by customers. If that is the case, we may incur significant additional development costs and product recall, repair or replacement costs. These problems may also result in claims, including class actions, against us by our customers or others. Our reputation or brand may be damaged as a result of these problems and customers may be reluctant to buy our products, which could adversely affect our ability to retain existing customers and attract new customers and could adversely affect our financial results.

In addition, we could face material legal claims for breach of contract, product liability, fraud, tort or breach of warranty as a result of these problems. Defending a lawsuit, regardless of its merit, could be costly and may divert management’s attention and adversely affect the market’s perception of us and our products. In addition, our business liability insurance coverage could prove inadequate with respect to a claim and future coverage may be unavailable on acceptable terms or at all. These product-related issues could result in claims against us and our business could be adversely affected.

We may be subject to product liability, warranty, or marketing-related claims that could result in significant direct or indirect costs, which could adversely affect our business and operating results.

Our customers use our solutions in autonomous driving, ADAS and other automotive applications, which present the risk of significant injury, including fatalities. We may be subject to claims if a product using our lidar technology is involved in an accident and persons are injured or purport to be injured, and we may be subject to marketing-related claims on safety and other topics even if our lidar technology is not involved in an accident, injuries or fatalities. Any insurance that we carry may not be sufficient or it may not apply to all situations. Similarly, our customers could be subjected to claims as a result of such accidents and may bring legal claims against us to attempt to hold us liable. In addition, if lawmakers or governmental agencies were to determine that the use of our products or autonomous driving or certain ADAS applications increased the risk of injury to all or a subset of our customers, they may pass laws or adopt regulations that limit the use of our products or increase our liability associated with the use of our products or that regulate the use of or delay the deployment of autonomous driving and ADAS technology. In addition, new or evolving laws in safety, product liability and the above areas may increase such risks or lead to new risks. Any of these events could adversely affect our brand, relationships with customers, operating results or financial condition.

We typically provide a limited-time warranty on our products. The occurrence of any material defects in our products could make us liable for damages and warranty claims. In addition, we could incur significant costs to correct any defects, warranty claims or other problems, including costs related to product recalls. Any negative publicity related to the perceived quality of our products could affect our brand image, partner and customer demand, and adversely affect our operating results and financial condition. Also, warranty, recall and product liability claims may result in litigation, including class actions, the occurrence of which could be costly, lengthy and distracting and adversely affect our business, operating and financial results.

If we or our suppliers do not maintain sufficient inventory or do not adequately manage inventory, we could lose sales or incur higher inventory-related expenses, which could negatively affect our operating and financial results.

To ensure adequate inventory supply, we and our suppliers must forecast inventory needs and expenses, place orders sufficiently in advance with suppliers and manufacturing partners and manufacture products based on our estimates of future demand for particular products. Fluctuations in the adoption of lidar products may affect our ability to forecast our future operating results, including revenue, gross margins, cash flows and profitability. Our ability to accurately forecast demand for our products could be affected by many factors, including the rapidly changing nature of the Automotive and Smart Infrastructure markets in which we operate, the uncertainty surrounding the market acceptance and commercialization of lidar technology, the emergence of new markets, an increase or decrease in customer demand for our products or for products and services of our competitors, product introductions by competitors, health epidemics and outbreaks, and any associated work stoppages or interruptions, geopolitical tensions or conflicts, unanticipated changes in general market conditions and the weakening of economic conditions or consumer confidence in future economic conditions, and other macroeconomic conditions such as inflation and rising interest rates. If our lidar products are commercialized in industries that are quickly growing, we may face challenges acquiring adequate supplies to manufacture our products and/or we and our manufacturing partners may not be able to manufacture our products at a rate necessary to satisfy the levels of demand, which would negatively affect our revenue. This risk may be exacerbated by the fact that we may not carry or be able to obtain for our manufacturers a significant amount of inventory to satisfy short-term demand increases. If we fail to accurately forecast customer demand, we may experience excess inventory levels or a shortage of products available for sale.

Annex E-28

Inventory levels in excess of customer demand may result in inventory write-downs or write-offs and the sale of excess inventory at discounted prices, which would adversely affect our financial results, including our gross margin, and have a negative effect on our brand. Conversely, if we underestimate customer demand for our products, we, or our manufacturing partners, may not be able to deliver products to meet our requirements, and this could result in damage to our brand and customer relationships and adversely affect our revenue and operating results.

The average selling prices of our products could decrease rapidly over the life of the product, which may negatively affect our revenue and gross margin. In addition, the selling prices we are able to ultimately charge in the future for the products we are currently developing or commercializing may be less than what we currently project, which may cause our actual operating results to differ materially from our projections.

We may experience declines in the average selling prices of our products generally as our customers seek to commercialize autonomous systems at prices low enough to achieve market acceptance. In order to sell products that have a falling average unit selling price and maintain margins at the same time, we will need to continually reduce product and manufacturing costs. To manage manufacturing costs, we must engineer the most cost-effective design for our products. In addition, we continuously drive initiatives to reduce labor cost, improve worker efficiency, reduce the cost of materials, use fewer materials and further lower overall product costs by carefully managing component prices, inventory, shipping costs, and labor costs. We also need to continually introduce new products with higher sales prices and gross margin in order to maintain our overall gross margin. If we are unable to manage the cost of older products or successfully introduce new products with higher gross margin, our revenue and overall gross margin would likely decline. In addition, the selling prices we are able to ultimately charge in the future for the products we are currently developing or commercializing may be less than what we currently project, which may cause our actual operating results to differ materially from our forecasts and projections.

Adverse conditions in the automotive industry or the global economy more generally could have adverse effects on our results of operations.

While we make our strategic planning decisions based on the assumption that the markets we are targeting will grow, our business is dependent, in large part on, and directly affected by, business cycles and other factors affecting the global automobile industry and the global economy generally. Automotive production and sales are highly cyclical and depend on general economic conditions and other factors, including consumer spending and preferences, changes in interest rates and credit availability, consumer confidence, fuel costs, fuel availability, inflationary pressures, environmental impact, governmental incentives and regulatory requirements, and political volatility, especially in energy-producing countries and growth markets. In addition, automotive production and sales can be affected by our automotive OEM customers’ ability to continue operating in response to challenging economic conditions and in response to labor relations issues, regulatory requirements, trade agreements and other factors. The global volume of automotive production has fluctuated, sometimes significantly, from year to year, and we expect such fluctuations to give rise to fluctuations in the demand for our products. Any significant adverse change in any of these factors may result in a reduction in automotive sales and production by our automotive OEM customers and could have a material adverse effect on our business, results of operations and financial condition.

Potential or actual adverse conditions in the global economy, including inflationary pressures, volatile financial markets and bank failures, rising interest rates, and economic downturn, could have adverse effects on our results of operations, financial condition and stock price. In addition, recent macroeconomic conditions have caused turmoil in the banking sector. While we have taken steps to diversify our banking relationships, we may be impacted by disruptions to the U.S. banking system, including potential delays in our ability to transfer funds, make payments, or receive funds held with banks, and may in the future cause disruptions.

The discontinuation, lack of commercial success, or loss of business with respect to a particular vehicle model or other customer solution for which we are a significant supplier to, could reduce our sales and adversely affect our profitability.

If we are able to secure series production awards and our solutions are included in these autonomous driving and ADAS products, we expect to enter into supply agreements with the relevant customer. Market practice suggests that these supply agreements typically require a supplier to supply a customer’s requirements for a particular vehicle model or autonomous driving or ADAS product, rather than supply a set number of products. These contracts can have short terms and/or can be subject to renegotiation, sometimes as frequently as annually, all of which may

Annex E-29

affect product pricing, and may be terminated by our customers at any time. Therefore, even if we are successful in obtaining series production awards and the systems into which our products are built are commercialized, the discontinuation of, the loss of business with respect to, or a lack of commercial success of a particular vehicle model or technology package for which we are a significant supplier could mean that the expected sales of our products will not materialize, materially and adversely affecting our business. For example, in December 2023, Koito informed us that GM has decided to re-scope its ADAS product offerings and, as a result, all outstanding purchase orders from Koito to the Company that relate to the series production award have been cancelled. As is customary when an automotive program changes, we have submitted claims on our project investment cost recovery related to the delay or cancellation of an existing program to the extent possible.

Since many of the markets in which we compete are new to lidar and rapidly evolving, it is difficult to forecast mid-to-long-term end-customer adoption rates and demand for our products.

We are pursuing opportunities in markets that are undergoing rapid changes, including technological and regulatory changes, and it is difficult to predict the timing and size of these opportunities. For example, autonomous driving and lidar-based ADAS applications require complex technology. Because these automotive systems depend on technology from many companies, commercialization of autonomous driving or ADAS products could be delayed or impaired on account of certain technological components of ours or others not being ready to be deployed in vehicles. Regulatory, safety or reliability developments, many of which are outside of our control, could also cause delays or otherwise impair commercial adoption of these new technologies, which will adversely affect our growth. Our future financial performance will depend on our ability to make timely investments in the correct market opportunities. If one or more of these markets experience a shift in customer or prospective customer demand, our products may not compete as effectively, if at all, and they may not be designed into commercialized products. Given the evolving nature of the markets in which we operate, it is difficult to predict customer demand or adoption rates for our products or the future growth of the markets in which we operate. As a result, the financial projections in this Report necessarily reflect various estimates and assumptions that may not prove accurate and these projections could differ materially from actual results due to the risks included in this “Risk Factors” section, among others. If demand does not develop or if we cannot accurately forecast customer demand, the size of our markets, inventory requirements or our future financial results, our business, results of operations and financial condition will be adversely affected.

We target many customers that are large companies with substantial negotiating power and potentially competitive internal solutions. If we are unable to sell our products to these customers, our prospects and results of operations will be adversely affected.

Many of our customers and potential customers are large, multinational companies with substantial negotiating power relative to us and, in some instances, may have internal solutions that are competitive to our products. These large, multinational companies also have significant resources, which may allow them to acquire or develop competitive technologies either independently or in partnership with others. Accordingly, even after investing significant resources to develop a product, we may not secure a series production award or, even after securing a series production award, may not be able to commercialize a product on profitable terms. If our products are not selected by these large companies or if these companies develop or acquire competitive technology or negotiate terms that are disadvantageous to us, it will have an adverse effect on our business and prospects.

Our business could be materially and adversely affected if we lost any of our largest customers or if they were unable to pay their invoices.

Although we have and continue to pursue a broad customer base, we are dependent on a collection of large customers with strong purchasing power. For the year ended December 31, 2023, our top ten customers represented 97% of our revenue, and two customers accounted for more than 10% of our revenue. For the year ended December 31, 2022, our top ten customers represented 92% of our revenue, and three customers accounted for more than 10% of our annual revenue. The loss of business from any of our major customers (whether by lower overall demand for our products, cancellation of existing contracts or product orders or the failure to design in our products or award us new business), such as the cancellation of our series production award with GM through Koito in December 2023, could have a material adverse effect on our business.

Annex E-30

To the extent autonomous vehicle and ADAS systems become accepted by major automotive OEMs, we expect that we will rely increasingly on tier 1 suppliers through which automotive OEMs procure components for our revenue. We expect that these tier 1 suppliers will be responsible for certain hardware and software configuration activities specific to each OEM, and they may not exclusively carry our solutions and may develop or acquire competing solutions.

There is also a risk that one or more of our major customers could be unable to pay our invoices as they become due or that a customer will simply refuse to make such payments if we experience financial difficulties. If a major customer were to enter into bankruptcy proceedings or similar proceedings whereby contractual commitments are subject to stay of execution and the possibility of legal or other modifications, we could be forced to record a substantial loss.

If we are unable to establish and maintain confidence in our long-term business prospects among customers and analysts and within our industry or are subject to negative publicity, then our financial condition, operating results, business prospects and access to capital may suffer materially.

Customers may be less likely to purchase our lidar solutions if they are not convinced that our business will succeed or that our service and support and other operations will continue in the long term. Similarly, suppliers and other third parties will be less likely to invest time and resources in developing business relationships with us if they are not convinced that our business will succeed. Accordingly, in order to build and maintain our business, we must maintain confidence among customers, suppliers, analysts, ratings agencies, investors, and other parties in our products, long-term financial viability and business prospects. Maintaining such confidence may be particularly complicated by certain factors including those that are largely outside of our control, such as customer unfamiliarity with our lidar solutions, any delays in scaling production, delivery and service operations to meet demand, competition and uncertainty regarding the future of autonomous vehicles or our other products and services, our production and sales performance compared with market expectations, our financial resources, and macroeconomic conditions.

Our investments in educating our customers and potential customers about the advantages of lidar and our applications may not result in sales of our products.

Educating our prospective customers, and to a lesser extent, our existing customers, about lidar, our advantages over other sensing technologies and lidar’s ability to convey value in different industries and deployments is an integral part of developing new business and the lidar market generally. If prospective customers have a negative perception of, or experience with, lidar or a competitor’s lidar products they may be reluctant to adopt lidar in general or specifically our products. Adverse statements about lidar by influential market participants may also deter adoption. Some of our competitors have significant financial or marketing resources that may allow them to engage in public marketing campaigns about their alternative technology, lidar or our solutions. Our efforts to educate potential customers and the market generally and to counter any adverse statements made by competitors or other market participants will require significant financial and personnel resources. These educational efforts may not be successful and we might not offset the costs of such efforts with revenue from the new customers. If we are unable to acquire new customers to offset these expenses or if the market accepts such adverse statements, our financial condition will be adversely affected.

Certain of our strategic, development, production partner and supply arrangements could be terminated or may not materialize into long-term contract partnership arrangements.

We have arrangements with strategic, development, production and supply partners and collaborators. Some of these arrangements are evidenced by memorandums of understandings and supplier onboarding arrangements, both of which will require further negotiation at later stages of development to include additional terms relating to pricing, volume and payment terms, or replacement by production or master agreements that have yet to be implemented under separately negotiated statements of work, each of which could be terminated or might not materialize into next-stage contracts or long-term contract partnership arrangements. If these arrangements are terminated or if we are unable to enter into next-stage contracts or long-term operational contracts, our business, prospects, financial condition and operating results may be materially adversely affected. Additionally, market practice suggests that contracts with auto OEMs typically require suppliers to fulfill a customer’s requirements for a particular vehicle model’s autonomous driving or ADAS features, rather than supply a set number of products. These contracts can

Annex E-31

be subject to renegotiation, which may affect product pricing, and may be terminated by our customers at any time. Therefore, even if we are successful in obtaining series production awards and the systems into which our products are built are commercialized, the discontinuation of, the loss of business with respect to, or a lack of commercial success of a particular vehicle model or technology package for which we are a significant supplier could mean that the expected sales of our products will not materialize, materially and adversely affecting our business and prospects.

We operate in a highly competitive market and some market participants have substantially greater resources. We compete against a large number of both established competitors and new market entrants.

The markets for sensing technology applicable to autonomous solutions in the automobile industry are highly competitive. Our future success will depend on our ability to remain a leader in our targeted markets by continuing to develop and protect from infringement advanced lidar technology in a timely manner and to stay ahead of existing and new competitors. Our competitors are numerous and they compete with us directly by offering lidar products and indirectly by attempting to solve some of the same challenges with different technology. We face competition from camera and radar companies, other developers of lidar products, tier 1 suppliers and other technology and automotive supply companies, some of which have significantly greater resources than we have. Some examples of our competitors include Aeva Technologies, Inc. (Nasdaq: AEVA), Ouster, Inc. (Nasdaq: OUST), Hesai Group, Luminar Technologies Inc. (Nasdaq: LAZR) and Innoviz Technologies, Inc. (Nasdaq: INVZ). In the Automotive market, our competitors have attempted to commercialize both lidar and non-lidar-based ADAS technology that may achieve market adoption, strong brand recognition and may continue to improve. Other competitors are working towards commercializing autonomous driving technology and either by themselves, or with a publicly announced partner, have substantial financial, marketing, R&D and other resources. Some of our customers in the autonomous vehicle and ADAS markets have announced development efforts or made acquisitions directed at creating their own lidar-based or other sensing technologies, which would compete with our solutions. In markets outside of the automotive industry, our competitors, like us, seek to develop new sensing applications across industries. Even in these emerging markets, we face substantial competition from numerous competitors seeking to prove the value of their technology.

Additionally, increased competition may result in pricing pressure and reduced margins and may impede our ability to increase the sales of our products or cause us to lose market share, any of which will adversely affect our business, results of operations and financial condition.

The markets in which we compete are characterized by rapid technological change, which requires us to continue to develop new products and product innovations and could adversely affect market adoption of our products.

While we intend to invest substantial resources to remain on the forefront of technological development, continuing technological changes in sensing technology, lidar and the markets for these products, including the ADAS and autonomous driving industries, could adversely affect adoption of lidar and/or our products, either generally or for particular applications. Our future success will depend upon our ability to develop and introduce a variety of new capabilities and innovations to our existing product offerings, as well as introduce a variety of new product offerings, to address the changing needs of the markets in which we offer our products. We are currently working on developing our directional lidar and perception software for both the Automotive and Smart Infrastructure markets. We cannot guarantee that such products will be released in a timely manner, or at all, or achieve market acceptance. Any delays in delivering new products that meet customer requirements could damage our relationships with customers and lead them to seek alternative sources of supply.

In addition, our success to date has been based on the delivery of our solutions to R&D programs in which developers are investing substantial capital to develop new systems. Our continued success relies on the success of the development phase of these customers as they expand their market share through the commercialization of new products. As ADAS and autonomous technology reach the stage of large-scale commercialization, we will be required to develop and deliver solutions at price points that enable wider and ultimately mass-market adoption. Delays in introducing products and innovations, the failure to choose correctly among technical alternatives or the failure to offer innovative products or configurations at competitive prices may cause existing and potential customers to purchase our competitors’ products or turn to alternative sensing technology.

Annex E-32

If we are unable to devote adequate resources to develop products or cannot otherwise successfully develop products or system configurations that meet customer requirements on a timely basis or remain competitive with technological alternatives, our products could lose market share, our revenue will decline, we may experience operating losses and our business and prospects will be adversely affected.

Developments in alternative technology may adversely affect the demand for our lidar technology.

Significant developments in alternative technologies, such as cameras and radar, may materially and adversely affect our business, prospects, financial condition and operating results in ways we do not currently anticipate. Existing and other camera and radar technologies may emerge as customers’ preferred alternative to our solutions. Any failure by us to develop new or enhanced technologies or processes, or to react to changes in existing technologies, could materially delay our development and introduction of new and enhanced products in the autonomous vehicle industry, which could result in the loss of competitiveness of our lidar solutions, decreased revenue and a loss of market share to competitors. Our R&D efforts may not be sufficient to adapt to changes in technology. As technologies change, we plan to upgrade or adapt our lidar solutions with the latest technology. However, our solutions may not compete effectively with alternative systems if we are not able to source and integrate the latest technology into our existing lidar solutions.

Because lidar is new in most of the markets we are seeking to enter, forecasts of market growth and our growth in this report may not materialize as anticipated.

Industry trends and catalysts discussed in this report are subject to significant uncertainty and are based on assumptions and estimates that may not materialize as anticipated and may prove to be inaccurate. Even if these industry trends materialize as described in this Report, we may not grow our business at similar rates, or at all. Our future growth is subject to many factors, including market adoption of our products, which is subject to many risks and uncertainties. Accordingly, the industry trends and catalysts discussed in this Report should not be taken as indicative of our future growth.

If we fail to maintain an effective system of internal controls, our ability to produce timely and accurate financial statements or comply with applicable regulations could be adversely affected.

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of Nasdaq as a public company. We expect that the requirements of these rules and regulations will continue to increase our legal, accounting and financial compliance costs, make some activities more difficult, time-consuming and costly, and place significant strain on our personnel, systems and resources.

The Sarbanes-Oxley Act requires, among other things, that we maintain effective disclosure controls and procedures and internal control over financial reporting. We are continuing to develop and refine our disclosure controls, internal control over financial reporting and other procedures that are designed to ensure that information required to be disclosed by us in the reports that we will file with the SEC is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and that information required to be disclosed in reports under the Exchange Act is accumulated and communicated to our principal executive and financial officers.

We have identified a material weakness in our internal control over financial reporting and any new controls that we develop may be inadequate because of changes in conditions in our business. Further, additional weaknesses in our internal controls may be discovered in the future. Any failure to develop or maintain effective controls, or any difficulties encountered in their implementation or improvement, could adversely affect our operating results or cause us to fail to meet our reporting obligations and may result in a restatement of our financial statements for prior periods. Any failure to implement and maintain effective internal controls also could adversely affect the results of periodic management evaluations and annual independent registered public accounting firm attestation reports regarding the effectiveness of our internal control over financial reporting that we are required to include in our periodic reports we will file with the SEC under Section 404 of the Sarbanes-Oxley Act. Ineffective disclosure controls and procedures and internal control over financial reporting could also cause investors to lose confidence in our reported financial and other information. See the risk factor in this Report captioned “We have identified a material weakness in our internal control over financial reporting. If our remediation of this material weakness is not effective, or if we experience additional material weaknesses in the future or otherwise fail to maintain an

Annex E-33

effective system of internal controls in the future, we may not be able to accurately or timely report our financial condition or results of operations, which may adversely affect investor confidence in us and, as a result, the value of our common stock.”

In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal control over financial reporting, we have expended and anticipate that we will continue to expend significant resources, including accounting-related costs, and provide significant management oversight. Any failure to maintain the adequacy of our internal controls, or consequent inability to produce accurate financial statements on a timely basis, could increase our operating costs and could materially and adversely affect our ability to operate our business. If our internal controls are perceived as inadequate or as unable to produce timely or accurate financial statements, investors may lose confidence in our operating results and our stock price could decline.

Our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal control over financial reporting until after we are no longer an emerging growth company. At such time, our independent registered public accounting firm may issue a report that is adverse in the event it is not satisfied with the level at which our controls are documented, designed or operating. Any failure to maintain effective disclosure controls and internal control over financial reporting could have a material and adverse effect on our business and operating results.

Changes in tax laws or exposure to additional income tax liabilities could affect our future profitability.

Factors that could materially affect our future effective tax rates include but are not limited to:

•        changes in tax laws or the regulatory environment;

•        changes in accounting and tax standards or practices;

•        changes in the composition of operating income by tax jurisdiction; and

•        our operating results before taxes.

Because we do not have a long history of operating at our present scale, our effective tax rate may fluctuate in the future. Future effective tax rates could be affected by operating losses in jurisdictions where no tax benefit can be recorded under GAAP, changes in the composition of earnings in countries with differing tax rates, changes in deferred tax assets and liabilities, or changes in tax laws.

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), was signed into law making significant changes to the Internal Revenue Code of 1986, as amended (the “Code”). In particular, sweeping changes were made to the U.S. taxation of foreign operations. Changes include, but are not limited to, a permanent reduction to the corporate income tax rate, limiting interest deductions, adopting elements of a territorial tax system, assessing a repatriation tax or “toll-charge” on undistributed earnings and profits of U.S.-owned foreign corporations, and introducing certain anti-base erosion provisions, including a new minimum tax on global intangible low-taxed income and base erosion and anti-abuse tax. The new legislation had no effect on our provision for income taxes because we incurred losses in the U.S. in the years since the Tax Act was enacted, and we set up a full valuation allowance against our U.S. federal and states deferred tax assets.

Additionally, in August 2022, the U.S. government enacted the Inflation Reduction Act of 2022 (the “IRA”) which includes changes to the U.S. corporate income tax system, a 15% book minimum tax on corporations with three-year average annual adjusted financial statement income exceeding $1.0 billion, which will become effective in fiscal year 2024, and a 1% excise tax on share repurchases after December 31, 2022.

In addition to the impact of the Tax Act and the IRA on our federal taxes, the Tax Act and the IRA may impact our taxation in other jurisdictions, including with respect to state income taxes. There is uncertainty as to how the laws will apply in the various state jurisdictions. Additionally, other foreign governing bodies may enact changes to their tax laws that could result in changes to our global tax position and materially adversely affect our business, results of operations and financial condition. Additionally, the IRS and several foreign tax authorities have increasingly focused attention on intercompany transfer pricing with respect to sales of products and services and the use of intangibles. Tax authorities could disagree with our future intercompany charges, cross-jurisdictional transfer pricing or other matters and assess additional taxes. If we do not prevail in any such disagreements, our profitability may

Annex E-34

be affected. Furthermore, member states of the Organization for Economic Co-Operation and Development are continuing discussions surrounding fundamental changes to the taxing rights of governments and allocation of profits among tax jurisdictions in which companies do business, including proposed rules on the implementation of a global minimum tax. Although it is uncertain if some or all of these proposals will be enacted, a significant change in U.S. tax law, or that of other countries where we operate or have a presence, may materially and adversely impact our income tax liability, provision for income taxes and effective tax rate. We regularly assess all of these matters to determine the adequacy of our income tax provision, which is subject to judgment.

Our ability to use our net operating loss carryforwards and certain other tax attributes may be limited.

As of December 31, 2023, we had $144.9 million of U.S. federal and $44.7 million of U.S. state net operating loss carryforwards available to reduce future taxable income. Of the $144.9 million in U.S. federal net operating loss carryforwards, $137.3 million post-2017 Federal net operating loss carryover will be carried forward indefinitely for U.S. federal tax purposes and $7.6 million pre-2018 Federal net operating loss carryover will begin to expire in 2037. $44.7 million of our U.S. state net operating loss carryforwards will begin to expire in 2037. It is possible that we will not generate taxable income in time to use these net operating loss carryforwards before their expiration or at all. Under legislative changes made in December 2017, U.S. federal net operating losses incurred in 2018 and in future years may be carried forward indefinitely, but the deductibility of such net operating losses is limited. It is uncertain if and to what extent various states will conform to the newly enacted federal tax law. In addition, the federal and state net operating loss carryforwards and certain tax credits may be subject to significant limitations under Section 382 and Section 383 of the Code, respectively, and similar provisions of state law. Utilization of net operating losses and tax credit carryforwards may be limited by the “ownership change” rules, as defined in Section 382 of the Code. Similar rules may apply under state tax laws. The Company has performed an analysis to determine whether an “ownership change” has occurred from inception to December 31, 2023. Based on this analysis, we determined that the Company did experience historical ownership changes of greater than 50% during this period. Therefore, the utilization of a portion of the our net operating losses and credit carryforwards is currently limited. However, these Section 382 limitations should not cause our net operating losses and tax credits to expire unutilized. As such, a reduction to the Company’s gross deferred tax asset for its net operating loss and tax credit carryforwards is not necessary prior to considering the valuation allowance. In the event the Company experiences any subsequent changes in ownership, the amount of net operating losses and research and development credit carryovers useable in any taxable year could be limited and may expire unutilized. In addition, certain U.S. states have imposed additional limitations on the use of net operating loss carryforwards not otherwise imposed on the use of U.S. federal net operating loss carryforwards and may impose additional limitations in the future.

Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.

We are subject to income taxes in the United States and other jurisdictions, and our tax liabilities will be subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:

•        changes in the valuation of our deferred tax assets and liabilities;

•        expected timing and amount of the release of any tax valuation allowances;

•        tax effects of stock-based compensation;

•        costs related to intercompany restructurings;

•        changes in tax laws, regulations, or interpretations thereof; or

•        lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.

In addition, we may be subject to audits of our income, sales and other transaction taxes by taxing authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.

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Our business depends substantially on the efforts of our co-founder and Chief Executive Officer, Dr. Jun Pei, and our other executive officers and highly skilled personnel, and our operations may be severely disrupted if we lost their services.

We are highly dependent on Dr. Jun Pei, our Chief Executive Officer. Dr. Pei is deeply involved in our business. The loss of Dr. Pei would adversely affect our business because the loss could make it more difficult to, among other things, compete with other market participants, manage our R&D activities and retain existing customers or cultivate new ones. Negative public perception of, or negative news related, to Dr. Pei may adversely affect our brand, relationship with customers or standing in the industry.

Further, competition for highly-skilled personnel is often intense, especially in Silicon Valley, where we are headquartered, and we may incur significant costs to attract highly-skilled personnel. We may not be successful in attracting, integrating, or retaining qualified personnel to fulfill our current or future talent needs. We have, from time-to-time, experienced, and we expect to continue to experience, difficulty in hiring and retaining highly skilled employees with appropriate qualifications. In addition, job candidates and existing employees often consider the value of the equity awards they receive in connection with their employment. If the perceived value of our equity or equity awards declines, this may adversely affect our ability to retain highly skilled employees. If we fail to attract new personnel or fail to retain and motivate our current personnel, our business and future growth prospects could be adversely affected.

Our business has been, and may continue to be, adversely affected by health epidemics and outbreaks.

Health epidemics and outbreaks (such as the COVID-19 pandemic), and preventative measures taken to contain or mitigate them, have caused, and may continue to cause, a material adverse impact on our business. The emergence of another pandemic, epidemic or infectious disease outbreak could have a similar effect to that of the COVID-19 pandemic. The impacts of such health crises may include: reduction or suspension of operations in the U.S. or other areas in which we, our suppliers or our customers operate; supply chain disruptions, delayed order fulfillment and delayed or reduced revenue recognition; reduced access to the financial and credit markets or other adverse macroeconomic conditions. The extent of the impact of such events on our business and financial results cannot be predicted and our business, results of operations and ability to raise capital may be materially and adversely affected.

Our business is subject to the risks of earthquakes, fire, floods and other natural catastrophic events, global pandemics, and interruptions by man-made problems, such as terrorism and war. Material disruptions of our business or information systems resulting from these events could adversely affect our operating results.

A significant natural disaster, such as an earthquake, fire, flood, hurricane or significant power outage or other similar events, such as infectious disease outbreaks or pandemic events, could have an adverse effect on our business and operating results, by impacting, among other things, the demand for our products, our ability to achieve or maintain profitability and our ability to raise additional capital in the future. Our corporate headquarters and R&D and manufacturing base are located in the San Francisco Bay Area of California, a region known for seismic activity. In addition, natural disasters, acts of terrorism or war could cause disruptions in our remaining manufacturing operations, or in our customers’ or channel partners’, or our suppliers’ businesses, or the economy as a whole. We also rely on information technology systems to communicate among our workforce and with third parties. Any disruption to our communications, whether caused by a natural disaster or by manmade problems, such as power disruptions or cybersecurity problems, could adversely affect our business. We do not have a formal disaster recovery plan or policy in place and do not currently require that our suppliers’ partners have such plans or policies in place. To the extent that any such disruptions result in delays or cancellations of orders or impede our suppliers’ ability to timely deliver product components, or the deployment of our products, our business, operating results, and financial condition would be adversely affected.

Interruption or failure of our information technology and communications systems could impact our ability to effectively provide our services.

We plan to include in-vehicle services and functionality that utilize data connectivity to monitor performance and timely capture opportunities to enhance performance and functionality. The availability and effectiveness of our services depend on the continued operation of information technology and communications systems. Our systems will be vulnerable to damage or interruption from, among others, physical theft, fire, terrorist attacks, natural disasters, power loss, war, telecommunications failures, viruses, denial or degradation of service attacks,

Annex E-36

ransomware, social engineering schemes, insider theft or misuse or other attempts to harm our systems. We utilize reputable third-party service providers or vendors for all of our data other than our source code, and these providers could also be vulnerable to harms similar to those that could damage our systems, including sabotage and intentional acts of vandalism causing potential disruptions. Some of our systems will not be fully redundant, and our disaster recovery planning cannot account for all eventualities. Any problems with our third-party cloud hosting providers could result in lengthy interruptions in our business. In addition, our in-vehicle services and functionality are highly technical and include complex technology that may contain errors or vulnerabilities that could result in interruptions in our business or the failure of our systems.

We are subject to cybersecurity risks to operational systems, security systems, infrastructure, integrated software in our lidar solutions and customer data processed by us or third-party vendors or suppliers and any material failure, weakness, interruption, cyber event, incident or breach of security could prevent us from effectively operating our business.

We are at risk for interruptions, outages and breaches of: operational systems, including business, financial, accounting, product development, data processing or production processes, owned by us or our third-party vendors or suppliers; facility security systems, owned by us or our third-party vendors or suppliers; in-product technology owned by us or our third-party vendors or suppliers; the integrated software in our lidar solutions; or customer or driver data that we process or our third-party vendors or suppliers process on our behalf. Such cyber incidents could materially disrupt our operational systems; result in loss of intellectual property, trade secrets or other proprietary or competitively sensitive information; compromise certain information of customers, employees, suppliers, drivers or others; jeopardize the security of our facilities; or affect the performance of in-product technology and the integrated software in our lidar solutions. A cyber incident could be caused by disasters, insiders (through inadvertence or with malicious intent) or malicious third parties (including nation-states or nation-state supported actors) using sophisticated, targeted methods to circumvent firewalls, encryption and other security defenses, including hacking, fraud, trickery or other forms of deception. The techniques used by cyber attackers change frequently and may be difficult to detect for long periods of time. Although we maintain information technology measures designed to protect us against intellectual property theft, data breaches and other cyber incidents, such measures will require updates and improvements, and we cannot guarantee that such measures will be adequate to detect, prevent or mitigate cyber incidents. The implementation, maintenance, segregation and improvement of these systems requires significant management time, support and cost. Moreover, there are inherent risks associated with developing, improving, expanding and updating current systems, including the disruption of our data management, procurement, production execution, finance, supply chain and sales and service processes. These risks may affect our ability to manage our data and inventory, procure parts or supplies or produce, sell, deliver and service our solutions, adequately protect our intellectual property or achieve and maintain compliance with, or realize available benefits under, applicable laws, regulations and contracts. We cannot be sure that the systems upon which we rely, including those of our third-party vendors or suppliers, will be effectively implemented, maintained or expanded as planned. If we do not successfully implement, maintain or expand these systems as planned, our operations may be disrupted, our ability to accurately and timely report our financial results could be impaired, and deficiencies may arise in our internal control over financial reporting, which may impact our ability to certify our financial results. Moreover, our proprietary information or intellectual property could be compromised or misappropriated and our reputation may be adversely affected. If these systems do not operate as we expect them to, we may be required to expend significant resources to make corrections or find alternative sources for performing these functions.

A significant cyber incident could impact production capability, harm our reputation, cause us to breach our contracts with other parties, any of which could materially affect our business, prospects, financial condition and operating results. In addition, our insurance coverage for cyber-attacks may not be sufficient to cover all the losses we may experience as a result of a cyber incident.

We have identified a material weakness in our internal control over financial reporting. If our remediation of this material weakness is not effective, or if we experience additional material weaknesses in the future or otherwise fail to maintain an effective system of internal controls in the future, we may not be able to accurately or timely report our financial condition or results of operations, which may adversely affect investor confidence in us and, as a result, the value of our common stock.

Prior to the consummation of the Business Combination, we were a private company with limited accounting personnel and other resources with which to address our internal control over financial reporting. In connection with the preparation of our consolidated financial statements as of December 31, 2021, we identified a material

Annex E-37

weakness in our internal control over financial reporting, as described in Item 9A. Controls and Procedures in this Report, which continued to exist with respect to our internal control over financial reporting as of December 31, 2023.

We cannot assure you that additional significant deficiencies or material weaknesses in our internal control over financial reporting will not be identified in the future. Any failure to maintain or implement required new or improved controls, or to implement our remediation plans or any difficulties we encounter in our implementation thereof, could result in additional significant deficiencies or material weaknesses or result in material misstatements in our financial statements. If we are unable to assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion as to the effectiveness of our internal control over financial reporting when required, lenders and investors may lose confidence in the accuracy and completeness of our financial reports.

This material weakness, if not remediated, could result in misstatements of accounts or disclosures that would result in a material misstatement to the annual or interim consolidated financial statements that would not be prevented or detected.

Our management anticipates that our internal control over financial reporting will not be effective until the above material weakness is remediated. If our remediation of this material weakness is not effective, or we experience additional material weaknesses in the future or otherwise fail to maintain an effective system of internal control over financial reporting in the future, the accuracy and timing of our financial reporting may be adversely affected, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to the Nasdaq listing requirements, investors may lose confidence in our financial reporting, and the price of our common stock may decline as a result.

We continue to evaluate our accounting and financial needs in light of the material weakness described above. While we have made progress to enhance our internal control over financial reporting and will continue to devote effort in control remediation, additional time is required to complete implementation and to assess and ensure the sustainability of these procedures. Accordingly, the material weakness cannot be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

We are currently operating in a period of economic uncertainty and capital markets disruption, which has been significantly impacted by geopolitical instability due to the ongoing conflicts in Ukraine and the Middle East. Our business, financial condition and results of operations could be materially adversely affected by any negative impact on the global economy and capital markets resulting from these conflicts or any other geopolitical tensions.

U.S. and global markets have been experiencing volatility and disruption during the escalation of geopolitical tensions and conflicts in Ukraine and the Middle East. Although the length and impact of these ongoing conflicts are highly unpredictable, these conflicts have caused, and could continue to cause, market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions. We are continuing to monitor the situation in Ukraine, the Middle East and globally and assessing the potential impact of these conflicts on our business.

Additionally, the conflict in Ukraine has led to sanctions and other penalties being levied by the United States, European Union and other countries against Russia. Additional potential sanctions and penalties have also been proposed and/or threatened. Russian military actions and the resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets, potentially making it more difficult for us to obtain additional funds.

It is impossible to predict the extent to which our operations, or those of our suppliers and manufacturers, will be impacted in the short and long term, or the ways in which these conflicts may impact our business. The extent and duration of these conflicts, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions may also magnify the impact of other risks described herein.

Annex E-38

Legal and Regulatory Risks Related to Our Business

We are subject to governmental export and import control laws and regulations. Our failure to comply with these laws and regulations could have an adverse effect on our business, prospects, financial condition and results of operations.

Our products and solutions are subject to export control and import laws and regulations, including the U.S. Export Administration Regulations, U.S. Customs regulations and various economic and trade sanctions regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Controls and other agencies. U.S. export control laws and regulations and economic sanctions prohibit the shipment of certain products and services to U.S. embargoed or sanctioned countries, governments and persons. In addition, complying with export control and sanctions regulations for a particular sale may be time-consuming and result in the delay or loss of sales opportunities. Exports of our products and technology must be made in compliance with these laws and regulations. If we fail to comply with these laws and regulations, we and certain of our employees could be subject to substantial civil or criminal penalties, including the possible loss of export or import privileges and fines, which may be imposed on us and responsible employees or managers and, in extreme cases, the incarceration of responsible employees or managers.

Changes to trade policy, tariffs and import/export regulations may have a material adverse effect on our business, financial condition and results of operations.

Changes in global political, regulatory and economic conditions or in laws and policies governing foreign trade, manufacturing, development and investment in the territories or countries where we may purchase our components, sell our products or conduct our business could adversely affect our business. The U.S. has instituted or proposed changes in trade policies that include the negotiation or termination of trade agreements, the imposition of higher tariffs on imports into the U.S., economic sanctions on individuals, corporations or countries, and other government regulations affecting trade and investments between the U.S. and other countries where we conduct our business.

A number of other nations have proposed or instituted similar measures directed at trade with the United States in response. As a result of these developments, there may be greater restrictions and economic disincentives on international trade that could adversely affect our business. For example, such changes could adversely affect the Automotive market, our ability to access key components or raw materials needed to manufacture our products (including, but not limited to, rare-earth metals), our ability to sell our products to customers outside of the U.S. and the demand for our products. It may be time-consuming and expensive for us to alter our business operations to adapt to or comply with any such changes, and any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

We have in the past and may become involved in legal and regulatory proceedings and commercial or contractual disputes, which could have an adverse effect on our profitability and consolidated financial position.

We may, from time to time, be involved in litigation, regulatory proceedings and commercial or contractual disputes that may be significant. These matters may include, without limitation, disputes with our suppliers and customers, intellectual property claims, stockholder litigation, securities litigation, government investigations, class action lawsuits, personal injury claims, environmental issues, customs and value-added tax disputes and employment and tax issues.

In addition, we may, from time to time, be involved in a variety of labor and employment claims, which could include but are not limited to general discrimination, wage and hour, privacy, ERISA or disability claims. In such matters, government agencies or private parties may seek to recover from us very large, indeterminate amounts in penalties or monetary damages (including, in some cases, treble or punitive damages) or seek to limit our operations in some way. These types of lawsuits could require significant management time and attention or could involve substantial legal liability, adverse regulatory outcomes, and/or substantial expenses to defend. Often these cases raise complex factual and legal issues and create risks and uncertainties. No assurances can be given that any proceedings and claims will not have a material adverse impact on our operating results and consolidated financial position or that our established reserves or our available insurance will mitigate this impact.

Annex E-39

We are subject to, and must remain in compliance with, numerous laws and governmental regulations across various jurisdictions concerning the manufacturing, use, distribution and sale of our products. Some of our customers also require that we comply with their own unique requirements relating to these matters. These could impose substantial costs upon us and materially impact our ability to fulfill certain business opportunities.

We manufacture and sell products that contain electronic components, which may contain materials that are subject to government regulation in both the locations where we manufacture and assemble our products, as well as the locations where we sell our products. For example, certain regulations limit the use of lead in electronic components. Since we operate on a global basis, this is a complex process which requires continual monitoring of regulations and an ongoing compliance process to ensure that we and our suppliers and distributors are in compliance with existing regulations in each market where we operate. If there is an unanticipated new regulation that significantly impacts our use and sourcing of various components or requires more expensive components, that regulation could materially adversely affect our business, results of operations and financial condition by subjecting substantial costs upon us and impeding our ability to fulfill certain business opportunities. Our products are used for autonomous driving and ADAS applications, which are subject to complicated regulatory schemes that vary from jurisdiction to jurisdiction. These are rapidly evolving areas where new regulations could impose limitations on the use of lidar generally or our products specifically. If we fail to adhere to these new regulations or fail to continually monitor the updates, we may be subject to litigation, loss of customers or negative publicity and our business, results of operations and financial condition will be adversely affected.

We are subject to various environmental laws and regulations that could impose substantial costs upon us.

Concerns over environmental pollution and climate change have produced significant legislative and regulatory efforts on a global basis, and we believe this will continue both in scope and in the number of countries participating. In addition, as climate change issues become more prevalent, foreign, federal, state and local governments and our customers have been responding to these issues. The increased focus on environmental sustainability may result in new regulations and customer requirements, or changes in current regulations and customer requirements, which could materially adversely impact our business, results of operations and financial condition. If we are unable to effectively manage real or perceived issues, including concerns about environmental impacts or similar matters, sentiments toward us or our products could be negatively impacted, and our business, results of operations or financial condition could suffer.

Our operations are and will be subject to international, federal, state and local environmental laws and regulations, and such laws and regulations could directly increase the cost of energy, which may have an effect on the way we manufacture products or utilize energy to produce our products. In addition, any new environmental laws or regulations might increase the cost of raw materials or key components we use in our products. Environmental regulations require us to reduce product energy usage, monitor and exclude an expanding list of restricted substances and to participate in required recovery and recycling of our products. Environmental and health and safety laws and regulations can be complex, and we have limited experience complying with them. Capital and operating expenses needed to comply with environmental laws and regulations can be significant, and violations may result in substantial fines and penalties, third-party damages, suspension of production or a cessation of our operations.

Contamination at properties we operate, we formerly operated or to which hazardous substances were sent by us, may result in liability for us under environmental laws and regulations, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, which can impose liability for the full amount of remediation-related costs without regard to fault, for the investigation and cleanup of contaminated soil and ground water, for building contamination and impacts to human health and for damages to natural resources. The costs of complying with environmental laws and regulations and any claims concerning noncompliance, or liability with respect to contamination in the future, could have a material adverse effect on our financial condition or operating results. We may face unexpected delays in obtaining the required permits and approvals in connection with our planned production facilities that could require significant time and financial resources and delay our ability to operate these facilities, which would adversely impact our business, prospects, financial condition and operating results.

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We are subject to U.S. and foreign anti-corruption and anti-money laundering laws and regulations. We can face criminal liability and other serious consequences for violations, which can harm our business.

We are subject to the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.S. domestic bribery statute contained in 18 U.S.C. § 201, the U.S. Travel Act, the USA PATRIOT Act and possibly other anti-bribery and anti-money laundering laws in countries in which we conduct activities. Anti-corruption laws are interpreted broadly and prohibit companies and their employees, agents, contractors and other collaborators from authorizing, promising, offering or providing, directly or indirectly, improper payments or anything else of value to recipients in the public or private sector. We can be held liable for the corrupt or other illegal activities of our employees, agents, contractors and other collaborators, even if we do not explicitly authorize or have actual knowledge of such activities. Any violations of the laws and regulations described above may result in substantial civil and criminal fines and penalties, imprisonment, the loss of export or import privileges, debarment, tax reassessments, breach of contract and fraud litigation, reputational harm and other consequences.

Our business may be adversely affected by changes in automotive and laser safety regulations or concerns that drive further regulation of the automotive and laser markets.

Government product safety regulations are an important factor for our business. Historically, these regulations have imposed ever-more stringent safety regulations for vehicles and laser products. These safety regulations often require, or customers demand that, vehicles have more safety features per vehicle and more advanced safety products.

While we believe increasing automotive and laser safety standards will present a market opportunity for our products, government safety regulations are subject to change based on a number of factors that are not within our control, including, among others, new scientific or technological data, adverse publicity regarding the industry recalls and safety risks of autonomous driving and ADAS, accidents involving our products, domestic and foreign political developments or considerations, and litigation relating to our products and our competitors’ products. Changes in automotive, lidar sensor and safety government regulations, especially in the autonomous driving and ADAS industries, could adversely affect our business. If government priorities shift and we are unable to adapt to changing regulations, our business may be materially and adversely affected.

Federal and local regulators impose more stringent compliance and reporting requirements in response to product recalls and safety issues in the automotive and laser industry. We are subject to existing stringent requirements under the National Traffic and Motor Vehicle Safety Act of 1966 (the “Vehicle Safety Act”), including a duty to report, subject to strict timing requirements, safety defects with our products. The Vehicle Safety Act imposes potentially significant civil penalties for violations including the failure to comply with such reporting actions. We are also subject to the existing U.S. Transportation Recall Enhancement, Accountability and Documentation Act (“TREAD”), which requires equipment manufacturers, such as us, to comply with “Early Warning” requirements by reporting certain information to the National Highway Traffic Safety Administration (“NHTSA”), such as information related to defects or reports of injury related to our products. TREAD imposes criminal liability for violating such requirements if a defect subsequently causes death or bodily injury. In addition, the National Traffic and Motor Vehicle Safety Act authorizes NHTSA to require a manufacturer to recall and repair vehicles that contain safety defects or fail to comply with U.S. federal motor vehicle safety standards. Sales into foreign countries may be subject to similar regulations. If we cannot rapidly address any safety concerns or defects with our products, our business, results of operations and financial condition may be adversely affected.

The U.S. Department of Transportation issued regulations in 2016 that require manufacturers of certain autonomous vehicles to provide documentation covering specific topics to regulators, such as how automated systems detect objects on the road, how information is displayed to drivers, what cybersecurity measures are in place and the methods used to test the design and validation of autonomous driving systems. As cars that carry our sensors go into production, the obligations of complying with safety regulations could increase and it could require increased resources and adversely affect our business.

Autonomous and ADAS features may be delayed in adoption by OEMs, and our business impacted, as additional safety requirements are imposed on vehicle manufacturers.

The ADAS market is fast evolving and there is generally a lack of an established regulatory framework. Vehicle regulators globally continue to consider new and enhanced emissions requirements, including electrification, to meet environmental and economic needs as well as pursue new safety standards to address emerging traffic risks.

Annex E-41

To control new vehicle prices, among other concerns, OEMs may need to dedicate technology and cost additions to new vehicle designs to meet these emissions and safety requirements and postpone the consumer cost pressures of new autonomous and ADAS features. As additional safety requirements are imposed on vehicle manufacturers, our business may be materially impacted.

Our business may be adversely affected if it fails to comply with the regulatory requirements under the Federal Food, Drug, and Cosmetic Act or the Food and Drug Administration.

As a lidar technology company, we, as well as any potential collaborative partners such as distributors, are subject to the Electronic Product Radiation Control Provisions of the Federal Food, Drug, and Cosmetic Act, which includes regulations of laser technology. These requirements are enforced by the Food and Drug Administration (“FDA”). Regulations governing these products are intended to protect the public from hazardous or unnecessary exposure. Manufacturers are required to certify in product labeling and reports to the FDA that their products comply with applicable performance standards as well as maintain manufacturing, testing, and distribution records for their products. Our, or any of our potential collaborative partners such as distributors’, failure to comply with these requirements could result in enforcement action by the FDA, which could require us to cease distribution of our products, recall or remediate products already distributed to customers, or subject us to FDA enforcement.

We are subject to data privacy and cybersecurity risks to operational systems, security systems, infrastructure, integrated software in our lidar solutions and customer data processed by us or third-party vendors or suppliers and any material failure, weakness, interruption, cyber event, incident or breach of security could subject us to regulatory actions or litigation.

Our current and potential future operations and sales subject us to laws and regulations addressing privacy and the collection, use, storage, disclosure, transfer and protection of a variety of types of data. For example, the European Commission has adopted the General Data Protection Regulation and California enacted the California Consumer Privacy Act of 2018, both of which provide for potentially material penalties for non-compliance. These regimes may, among other things, impose data security requirements, disclosure requirements, and restrictions on data collection, uses, and sharing that may subject us to regulatory actions or litigation. While, generally, we do not have access to, collect, store, process, or share certain information collected by our solutions unless our customers choose to proactively provide such information to us, our products may evolve both to address potential customer requirements or to add new features and functionality. Therefore, the full impact of these privacy regimes on our business is rapidly evolving across jurisdictions and remains uncertain at this time.

Since privacy and data security regimes are evolving, uncertain and complex, especially for a global business like ours, it may need to update or enhance our compliance measures as our products, markets and customer demands further develop, and these updates or enhancements may require implementation costs. In addition, we may not be able to monitor and react to all developments in a timely manner. The compliance measures we do adopt may prove ineffective. Any failure, or perceived failure, by us to comply with current and future regulatory or customer-driven privacy, data protection, and information security requirements, or to prevent or mitigate security breaches, cyber-attacks, or improper access to, use of, or disclosure of data, or any security issues or cyber-attacks affecting us, could result in significant liability, costs (including the costs of mitigation and recovery), and a material loss of revenue resulting from the adverse impact on our reputation and brand, loss of proprietary information and data, disruption to our business and relationships, and diminished ability to retain or attract customers and business partners. Such events may result in governmental enforcement actions and prosecutions, private litigation, fines and penalties or adverse publicity, and could cause customers and business partners to lose trust in us, which could have an adverse effect on our reputation and business.

Regulations related to conflict minerals may cause us to incur additional expenses and could limit the supply and increase the costs of certain metals used in the manufacturing of our products.

We are subject to the requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) that will require us to determine, disclose and report whether our products contain conflict minerals.

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The implementation of these requirements could adversely affect the sourcing, availability and pricing of the materials used in the manufacture of components used in our products. In addition, we will incur additional costs to comply with the disclosure requirements, including costs related to conducting diligence procedures to determine the sources of conflict minerals that may be used in or necessary to the production of our products and, if applicable, potential changes to products, processes or sources of supply as a consequence of such verification activities. It is also possible that our reputation may be adversely affected if we determine that certain of our products contain minerals not determined to be conflict-free or if we are unable to alter our products, processes or sources of supply to avoid use of such materials.

Risks Related to Our Intellectual Property

Despite the actions we are taking to defend and protect our intellectual property, we may not be able to adequately protect or enforce our intellectual property rights or prevent unauthorized parties from copying or reverse engineering our solutions. Our efforts to protect and enforce our intellectual property rights and prevent third parties from violating our rights may be costly.

The success of our products and our business depend in part on our ability to obtain patents and other intellectual property rights and maintain adequate legal protection for our products in the United States and other international jurisdictions. We rely on a combination of patent, service mark, trademark and trade secret laws, as well as confidentiality procedures and contractual restrictions, to establish and protect our proprietary rights, all of which provide only limited protection.

We cannot assure you that any patents will be issued with respect to our currently pending patent applications or that any trademarks will be registered with respect to our currently pending applications in a manner that gives us adequate defensive protection or competitive advantages, if at all, or that any patents issued to us or any trademarks registered by us will not be challenged, invalidated or circumvented. We have filed for patents and trademarks in the United States and in certain international jurisdictions, but such protections may not be available in all countries in which we operate or in which we seek to enforce our intellectual property rights, or may be difficult to enforce in practice. Our currently-issued patents and trademarks and any patents and trademarks that may be issued or registered, as applicable, in the future with respect to pending or future applications may not provide sufficiently broad protection or may not prove to be enforceable in actions against alleged infringers. Our foreign intellectual property portfolio is not as comprehensive as our U.S. intellectual property portfolio and may not protect our intellectual property in some countries where our products are sold or may be sold in the future. We cannot be certain that the steps we have taken will prevent unauthorized use of our technology or the reverse engineering of our technology. Moreover, others may independently develop technologies that are competitive to us or infringe our intellectual property.

Protecting against the unauthorized use of our intellectual property, products and other proprietary rights is expensive and difficult, particularly internationally. We believe that our patents are foundational in the area of lidar products and intend to enforce the intellectual property portfolio we have built over the years. Unauthorized parties may attempt to copy or reverse engineer our lidar technology or certain aspects of our solutions that we consider proprietary. Litigation may be necessary in the future to enforce or defend our intellectual property rights, to prevent unauthorized parties from copying or reverse engineering our solutions, to determine the validity and scope of the proprietary rights of others or to block the importation of infringing products into the United States.

Any such litigation, whether initiated by us or a third party, could result in substantial costs and diversion of management resources, either of which could adversely affect our business, operating results and financial condition. Even if we obtain favorable outcomes in litigation, we may not be able to obtain adequate remedies, especially in the context of unauthorized parties copying or reverse engineering our solutions.

Further, many of our current and potential competitors have the ability to dedicate substantially greater resources to defending intellectual property infringement claims and to enforcing their intellectual property rights than we have. Attempts to enforce our rights against third parties could also provoke these third parties to assert their own intellectual property or other rights against us or result in a holding that invalidates or narrows the scope of our rights, in whole or in part. Effective patent, trademark, service mark, copyright and trade secret protection may not be available in every country in which our products are available, and competitors based in other countries may sell infringing products in one or more markets. Failure to adequately protect our intellectual property rights could result

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in our competitors offering similar products, potentially resulting in the loss of some of our competitive advantage and a decrease in our revenue, which would adversely affect our business, operating results, financial condition and prospects.

Third-party claims that we are infringing intellectual property, whether successful or not, could subject us to costly and time-consuming litigation or expensive licenses, and our business could be adversely affected.

Although we hold key patents related to our products, a number of companies, both within and outside of the lidar industry, hold other patents covering aspects of lidar products. In addition to these patents, participants in this industry typically also protect their technology, especially embedded software, through copyrights and trade secrets.

As a result, there is frequent litigation based on allegations of infringement, misappropriation or other violations of intellectual property rights. We have received, and in the future may receive, inquiries from other intellectual property holders and may become subject to claims that we infringe their intellectual property rights, particularly as we expand our presence in the market, expand to new use cases and face increasing competition. In addition, parties may claim that the names and branding of our products infringe their trademark rights in certain countries or territories. If such a claim were to prevail, we may have to change the names and branding of our products in the affected territories, and we could incur other costs.

We currently have a number of agreements in effect pursuant to which we have agreed to defend, indemnify and hold harmless our customers, suppliers, and channel partners and other partners from damages and costs which may arise from the infringement by our products of third-party patents or other intellectual property rights. The scope of these indemnity obligations varies, but may, in some instances, include indemnification for damages and expenses, including attorneys’ fees. Our insurance may not cover all intellectual property infringement claims. A claim that our products infringe a third party’s intellectual property rights, even if untrue, could adversely affect our relationships with our customers, may deter future customers from purchasing our products and could expose us to costly litigation and settlement expenses. Even if we are not a party to any litigation between a customer and a third party relating to infringement by our products, an adverse outcome in any such litigation could make it more difficult for us to defend our products against intellectual property infringement claims in any subsequent litigation in which we are a named party. Any of these results could adversely affect our brand and operating results.

We may in the future need to initiate infringement claims or litigation in order to try to protect our intellectual property rights. In addition to litigation where we are a plaintiff, our defense of intellectual property rights claims brought against us or our customers, suppliers and channel partners, with or without merit, could be time-consuming, expensive to litigate or settle, divert management resources and attention and force us to acquire intellectual property rights and licenses, which may involve substantial royalty or other payments and may not be available on acceptable terms or at all. Further, a party making such a claim, if successful, could secure a judgment that requires us to pay substantial damages or obtain an injunction, and we may also lose the opportunity to license our technology to others or to collect royalty payments. An adverse determination also could invalidate or narrow our intellectual property rights and adversely affect our ability to offer our products to our customers and may require that we procure or develop substitute products that do not infringe, which could require significant effort and expense. Any of these events could adversely affect our business, reputation, operating results, financial condition and prospects.

Our intellectual property applications for registration may not issue or be registered, which may have a material adverse effect on our ability to prevent others from commercially exploiting products similar to ours.

We cannot be certain that we are the first inventor of the subject matter to which we have filed a particular patent application, or if we are the first party to file such a patent application. If another party has filed a patent application to the same subject matter as we have, we may not be entitled to the protection sought by the patent application. We also cannot be certain whether the claims included in a patent application will ultimately be allowed in the applicable issued patent or the timing of any approval or grant of a patent application. Further, the scope of protection of issued patent claims is often difficult to determine. As a result, we cannot be certain that the patent applications that we file will issue, or that our issued patents will afford protection against competitors with similar technology. In addition, our competitors may design around our issued patents, which may adversely affect our business, prospects, financial condition and operating results.

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In addition to patented technology, we rely on our unpatented proprietary technology, trade secrets, designs, experiences, work flows, data, processes, software and know-how.

We rely on proprietary information (such as trade secrets, designs, experiences, work flows, data, know-how and confidential information) to protect intellectual property that may not be patentable or subject to copyright, trademark, trade dress or service mark protection, or that we believe is best protected by means that do not require public disclosure. We generally seek to protect this proprietary information by entering into confidentiality agreements, or consulting, services or employment or other agreements with our employees, consultants, contractors and third parties. However, we may fail to enter into the necessary agreements, and even if entered into, these agreements may be breached or may otherwise fail to prevent disclosure, third-party infringement or misappropriation of our proprietary information, may be limited as to their term and may not provide an adequate remedy in the event of unauthorized disclosure or use of proprietary information. There are risks we might have limited control over the protection of trade secrets used by our current or future manufacturing partners and suppliers and could lose future trade secret protection if any unauthorized disclosure of such information occurs. In addition, our proprietary information may otherwise become known or be independently developed by our competitors or other third parties. To the extent that our employees, consultants, contractors, advisors and other third parties use intellectual property owned by others in their work for us, disputes may arise as to the rights in related or resulting know-how and inventions. Costly and time-consuming litigation could be necessary to enforce and determine the scope of our proprietary rights, and failure to obtain or maintain protection for our proprietary information could adversely affect our competitive business position. Furthermore, laws regarding trade secret rights in certain markets where we operate may afford little or no protection to our trade secrets.

We also rely on physical and electronic security measures to protect our proprietary information, but we cannot provide assurance that these security measures will not be breached or provide adequate protection for our property. There is a risk that third parties may obtain and improperly utilize our proprietary information to our competitive disadvantage. We may not be able to detect or prevent the unauthorized use of such information or take appropriate and timely steps to enforce our intellectual property rights.

We may be subject to damages resulting from claims that we or our current or former employees have wrongfully used or disclosed alleged trade secrets of our employees’ former employers. We may be subject to damages if our current or former employees wrongfully use or disclose trade secrets.

We may be subject to claims that we or our current or former employees have inadvertently or otherwise used or disclosed trade secrets or other proprietary information of a current or former employee’s former employers. Litigation may be necessary to defend against these claims. If we fail in defending such claims, in addition to paying monetary damages, we may lose valuable intellectual property rights or personnel. A loss of key personnel or their work product could hamper or prevent our ability to commercialize our products, which could severely harm our business. Even if we are successful in defending against these claims, litigation could result in substantial costs and demand on management resources.

Risks Related to Being a Public Company

We will incur increased costs as a result of operating as a public company, and our management will devote substantial time to compliance with our public company responsibilities and corporate governance practices.

We will incur significant legal, accounting and other expenses as a result of being a public company, and these expenses may increase even more after we are no longer an emerging growth company, as defined in Section 2(a) of the Securities Act. As a public company, we are subject to the reporting requirements of the Exchange Act, the Sarbanes-Oxley Act, and the Dodd-Frank Act, as well as rules adopted, and to be adopted, by the SEC and Nasdaq, and other applicable securities rules and regulations, which impose various requirements on public companies, including the establishment and maintenance of effective disclosure and financial controls and changes in corporate governance practices. Our management and other personnel will need to devote a substantial amount of time to these public company requirements. Moreover, we expect these rules and regulations to substantially increase our legal and financial compliance costs and to make some activities more time-consuming and costly. The increased costs will increase our net loss. We may need to hire additional legal, accounting and financial staff with appropriate public company experience and technical accounting knowledge and maintain an internal audit function.

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In addition, changing laws, regulations, and standards relating to corporate governance and public disclosure are creating uncertainty for public companies, increasing legal and financial compliance costs, and making some activities more time consuming. These laws, regulations, and standards are subject to varying interpretations and may evolve over time as new guidance is provided by regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. We intend to invest resources to comply with evolving laws, regulations, and standards, and this investment may result in increased general and continuing administrative expenses and a diversion of management’s time and attention from revenue-generating activities to compliance activities. If our efforts to comply with new laws, regulations, and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to their application and practice, regulatory authorities may initiate legal proceedings against us, and our business may be adversely affected.

The rules and regulations applicable to public companies make it more expensive for us to obtain and maintain director and officer liability insurance, and we may be required to accept reduced coverage or incur substantially higher costs to obtain coverage. These factors could also make it more difficult for us to attract and retain qualified members of our board of directors, particularly to serve on our audit committee and compensation committee, and qualified executive officers.

We cannot predict or estimate the amount or timing of additional costs we may incur to respond to these requirements. The impact of these requirements could also make it more difficult for us to attract and retain qualified persons to serve on our board of directors, our board committees or as executive officers.

Our management team has limited experience managing a public company.

Most of the members of our management team have limited to no experience managing a publicly traded company, interacting with public company investors and complying with the increasingly complex laws pertaining to public companies. Our management team has not worked together at prior companies that were publicly traded. Our management team may not successfully or efficiently manage in their new roles and responsibilities.

Our transition to being a public company subjects us to significant regulatory oversight and reporting obligations under the federal securities laws and the continuous scrutiny of securities analysts and investors. These new obligations and constituents will require significant attention from our senior management and could divert their attention away from the day-to-day management of our business, which could adversely affect our business, financial condition, and operating results.

Risks Related to Ownership of Our Shares and Warrants

Koito has significant influence over us and may prevent other stockholders from influencing significant corporate decisions, and Koito may have interests that conflict with those of our other stockholders.

On October 27, 2022, we entered into an investment agreement with Koito, for the issuance and sale to Koito of 100,000 shares of Preferred Stock for a purchase price of $100.0 million. The sale of the Preferred Stock and related matters were approved by our stockholders on January 11, 2023, and the issuance and sale of the Preferred Stock was completed on January 19, 2023. The Preferred Stock is convertible into shares of our common stock at an approximate conversion price of $25.85 per share (subject to adjustment).

Upon conversion of the Preferred Stock, Koito would beneficially own approximately 29.9% of our issued and outstanding common stock as of March 8, 2024. In addition, the terms of the Preferred Stock may prevent us from entering into certain acquisition or strategic transactions with a competitor of Koito unless Koito consents to such acquisitions or strategic transaction.

On January 19, 2023, we and Koito entered into an Investor Rights Agreement (the “Investor Rights Agreement”). Koito is entitled, pursuant to the terms of the Investor Rights Agreement, to have two designees appointed to our board of directors, and is also entitled to have such designees appointed to the Nominating and Corporate Governance Committee and Compensation Committee of our board of directors, subject to satisfaction of applicable committee membership requirements.

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Pursuant to the terms of the Investor Rights Agreement, the prior written consent of Koito (the “Investor Consent Rights”) is now required for us to effect or validate certain enumerated actions in the Investor Rights Agreement for so long as Koito beneficially owns a number of shares of our common stock representing at least 75% of the number of shares of our common stock held by Koito as of the closing of the Preferred Stock issuance (after giving effect thereto and including the shares of common stock issuable upon conversion of the Preferred Stock), including, but not limited to: (i) issuing securities that are senior or pari passu to the Preferred Stock, (ii) declaring or paying dividends, (iii) acquiring, redeeming or repurchasing capital stock, (iv) incurring debt or liens for borrowed money in excess of specified amounts, (v) entering into related party transactions, (vi) amending our charter or bylaws, (vii) changing the size of our board of directors, (viii) adopting a poison pill (unless it grandfathers in Koito), (ix) making acquisitions in excess of specified amounts, (x) selling, leasing or transferring assets or properties, or incurring liens (other than certain permitted liens) in excess of specified amounts, (xi) increasing the number of shares of our common stock reserved for issuance under our existing equity incentive plans beyond automatic annual increases currently provided for under such plans, (xii) transfers or abandonment of, or incurrence of liens on, our material intellectual property and (xiii) capital expenditures in excess of specified amounts.

As a result, Koito has significant influence over our corporate matters and transactions. Koito’s interests may not always coincide with our interests or the interests of our other stockholders, and Koito’s ownership interest, together with the voting rights, director designation rights and consent rights described above, may be perceived negatively by other investors and, as a result, may adversely affect the market price of our common stock and may delay, deter or prevent acts that would be favored by our other stockholders.

The Preferred Stock will cause dilution to our current stockholders, which may negatively affect the market price of our common stock. Future sales by Koito or other holders may also negatively impact the price of our common stock.

As stated above, the Preferred Stock is initially convertible into shares of our common stock, at a conversion price of $25.85 per share (subject to adjustment). On an as-converted basis, the Preferred Stock represents approximately 20% of our issued and outstanding common stock. The issuance of the common stock underlying the Preferred Stock could have the effect of depressing the market price of our common stock. In addition, Koito and certain subsequent holders of Preferred Stock are and will be entitled to registration rights with respect to the underlying common stock and any sale of shares of Preferred Stock (or any shares of common stock issuable upon conversion thereof), or the anticipation of the possibility of such sales, could create downward pressure on the market price of our common stock. Furthermore, our current stockholders may decide to reduce their investment in us due to the changes to our investment profile as a result of Koito’s influence and the rights granted to Koito, and may sell large amounts of common stock in the future. Such sales of our common stock could have the effect of depressing the market price for our common stock.

Our Amended and Restated Certificate of Incorporation requires, to the fullest extent permitted by law, that derivative actions brought in our name against our directors, officers, other employees or stockholders for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware, which may have the effect of discouraging lawsuits against our directors, officers, other employees or stockholders, as applicable.

Our Second Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”) requires, to the fullest extent permitted by law, that derivative actions brought in our name against our directors, officers, other employees or stockholders for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware or, if the Court of Chancery does not have subject matter jurisdiction, in the federal district court of the State of Delaware. This exclusive forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us, or any of our directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims, although our stockholders will not be deemed to have waived their compliance with federal securities laws and the rules and regulations thereunder. However, there is no assurance that a court would enforce the choice of forum provision contained in our Amended and Restated Certificate of Incorporation. If a court were to find such provision to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results and financial condition.

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Our Amended and Restated Certificate of Incorporation provides that the exclusive forum provision will be applicable to the fullest extent permitted by applicable law. Our Amended and Restated Certificate of Incorporation also provides that to the fullest extent permitted by applicable law, the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

The exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, federal courts will have exclusive jurisdiction over suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, both state and federal courts have jurisdiction to entertain such claims. As noted above, our Amended and Restated Certificate of Incorporation provides that the federal district courts of the United States will be, to the fullest extent permitted by applicable law, the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act. Due to the concurrent jurisdiction for federal and state courts created by Section 22 of the Securities Act over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder, there is uncertainty as to whether a court would enforce the exclusive form provision. Investors also cannot waive compliance with the federal securities laws and the rules and regulations thereunder.

Anti-takeover provisions contained in our Amended and Restated Certificate of Incorporation and the Bylaws, as well as provisions of Delaware law, could impair a takeover attempt.

Our Amended and Restated Certificate of Incorporation and the Bylaws of the Company (the “Bylaws”) contain provisions that could have the effect of delaying or preventing changes in control or changes in our management without the consent of our board of directors. These provisions include:

•        no cumulative voting in the election of directors, which limits the ability of minority stockholders to elect director candidates;

•        the exclusive right of our board of directors to elect a director to fill a vacancy created by the expansion of the board of directors or the resignation, death, or removal of a director with or without cause by stockholders, which prevents stockholders from being able to fill vacancies on our board of directors;

•        the ability of our board of directors to determine whether to issue shares of our preferred stock and to determine the price and other terms of those shares, including preferences and voting rights, without stockholder approval, which could be used to significantly dilute the ownership of a hostile acquirer;

•        a prohibition on stockholder action by written consent, which forces stockholder action to be taken at an annual or special meeting of our stockholders;

•        the requirement that a special meeting of stockholders may be called only by the board of directors, which may delay the ability of our stockholders to force consideration of a proposal or to take action, including the removal of directors;

•        limiting the liability of, and providing indemnification to, our directors and officers;

•        controlling the procedures for the conduct and scheduling of stockholder meetings;

•        providing for a staggered board, in which the members of the board of directors are divided into three classes to serve for a period of three years from the date of their respective appointment or election;

•        granting the ability to remove directors with cause by the affirmative vote of 66⅔% in voting power of the outstanding shares of common stock entitled to vote thereon;

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•        requiring the affirmative vote of at least 66⅔% of the voting power of the outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class, to amend the Bylaws or Articles V, VI, VII, VIII, IX and X of our Amended and Restated Certificate of Incorporation; and

•        advance notice procedures that stockholders must comply with in order to nominate candidates to our board of directors or to propose matters to be acted upon at a stockholders’ meeting, which may discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of us.

These provisions, alone or together, could delay hostile takeovers and changes in control of us or changes in our board of directors and our management.

As a Delaware corporation, we are also subject to provisions of Delaware law, including Section 203 of the General Corporation Law of the State of Delaware, as amended (“DGCL”), which prevents some stockholders holding more than 15% of our outstanding common stock from engaging in certain business combinations without approval of the holders of substantially all of our common stock. Any provision of our Amended and Restated Certificate of Incorporation, the Bylaws or Delaware law that has the effect of delaying or deterring a change in control could limit the opportunity for our stockholders to receive a premium for their shares of common stock and could also affect the price that some investors are willing to pay for common stock.

Claims for indemnification by our directors and officers may reduce our available funds to satisfy successful third-party claims against us and may reduce the amount of money available to us.

The Bylaws provide that we will indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. In addition, as permitted by Section 145 of the DGCL, the Bylaws and the indemnification agreements that we have entered into or will enter into with our directors and officers provide that:

•        we will indemnify our directors and officers for serving the Company in those capacities or for serving other business enterprises at our request, to the fullest extent permitted by Delaware law. Delaware law provides that a corporation may indemnify such person if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the registrant and, with respect to any criminal proceeding, had no reasonable cause to believe such person’s conduct was unlawful;

•        we may, in our discretion, indemnify employees and agents in those circumstances where indemnification is permitted by applicable law;

•        we are required to advance expenses, as incurred, to our directors and officers in connection with defending a proceeding, except that such directors or officers shall undertake to repay such advances if it is ultimately determined that such person is not entitled to indemnification;

•        we are not obligated pursuant to the Bylaws to indemnify a person with respect to proceedings initiated by that person against us or our other indemnities, except with respect to proceedings authorized by our board of directors or brought to enforce a right to indemnification; and

•        the rights conferred in the Bylaws are not exclusive, and we are authorized to enter into indemnification agreements with our directors, officers, employees and agents and to obtain insurance to indemnify such persons.

Our only significant asset is the ownership of 100% of Legacy Cepton’s common stock, and we do not currently intend to pay dividends on our common stock and, consequently, your ability to achieve a return on your investment will depend on appreciation in the price of our common stock.

We have no direct operations and no significant assets other than the ownership of 100% of Legacy Cepton’s common stock. We depend on Legacy Cepton’s distributions, loans and other payments to generate the funds necessary to meet our financial obligations, including our expenses as a publicly-traded company, and to pay any dividends with respect to our common stock. Applicable state law and contractual restrictions, including in agreements governing our and/or Legacy Cepton’s future indebtedness, as well as the financial condition and operating requirements of

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Legacy Cepton, may limit our ability to obtain cash from Legacy Cepton. In addition, pursuant to the Investor Rights Agreement, Koito is entitled to consent rights over the declaration and payment of dividends. Thus, we do not expect to pay cash dividends on our common stock. Any future dividend payments are within the absolute discretion of our board of directors and will depend on, among other things, our results of operations, working capital requirements, capital expenditure requirements, financial condition, level of indebtedness, contractual restrictions with respect to payment of dividends (including pursuant to the terms of the Preferred Stock and the consent rights granted to Koito in connection therewith), business opportunities, anticipated cash needs, provisions of applicable law and other factors that our board of directors may deem relevant. As a result, you may not receive any return on an investment in our common stock or warrants unless you sell those securities, as applicable, for a price greater than that which you paid for them. In addition, in the event that our board of directors and stockholders were to approve a sale of all of our common stock holdings of Legacy Cepton, your equity interest would be in a holding company with no material assets other than those assets and other consideration received in such transaction.

If securities or industry analysts do not publish or cease publishing research or reports about us, our business, or our market, or if they change their recommendations regarding our securities adversely, the price and trading volume of our securities could decline.

The trading market for our securities will be influenced by the research and reports that industry or securities analysts may publish about us, our business, market or competitors. Certain securities and industry analysts do not currently, and may never, publish research on us. If any of the analysts who cover us change their recommendation regarding our common stock adversely, or provide more favorable relative recommendations about our competitors, the price of shares of our common stock would likely decline. If any analyst who covers us were to cease coverage of us or fail to regularly publish reports on us, we could lose visibility in the financial markets, which in turn could cause our share price or trading volume to decline.

Future issuances of debt securities and equity securities may adversely affect us, including the market price of our common stock and may be dilutive to existing stockholders.

In the future, we may incur debt or issue equity securities ranking senior to our common stock. Those securities will generally have priority upon liquidation. Such securities also may be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, any convertible or exchangeable securities that we issue in the future, may have rights, preferences and privileges more favorable than those of our common stock. Because our decision to issue debt or equity in the future will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing, nature or success of our future capital raising efforts. As a result, future capital raising efforts may reduce the market price of our common stock and be dilutive to existing stockholders. Further, the terms of the Preferred Stock and the consent rights granted to Koito in connection therewith may limit our ability to issue, or prevent us from issuing, debt or equity securities that rank senior to our common stock in the future, subject to certain exceptions and/or Koito’s consent.

Pursuant to the Purchase Agreement, Lincoln Park agreed to purchase from us a total of up to $100.0 million of our common stock from time to time over a 36-month period (any such shares, the “Purchased Shares”). We generally have the right to control the timing and amount of any future sales of our common stock to Lincoln Park. Additional sales of our common stock, if any, to Lincoln Park will depend upon market conditions and other factors to be determined by us. We may ultimately decide to sell to Lincoln Park all, some or none of the shares of our common stock that may be available for us to sell pursuant to the Purchase Agreement. If and when we do sell shares of our common stock to Lincoln Park, after Lincoln Park has acquired such shares, Lincoln Park may resell all or any portion of such shares at any time or from time to time in its discretion, subject to compliance with securities laws. Therefore, sales to Lincoln Park by us could result in substantial dilution to the interests of other holders of our common stock. Additionally, the sale of a substantial number of shares of our common stock to Lincoln Park, or the anticipation of such sales, could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales.

An active market for our securities may not be sustained, which would adversely affect the liquidity and price of our securities.

The price of our securities may vary significantly due to factors specific to us as well as to general market or economic conditions. Furthermore, an active trading market for our securities may not be sustained. Holders of our securities may be unable to sell their securities unless an active market can be sustained.

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The market price of our securities has been, and may continue to be, volatile.

The market values of our securities have varied significantly from their prices on the closing date of the Business Combination and may continue to be volatile in the future.

Fluctuations in the price of our securities could contribute to the loss of all or part of your investment. If an active market for our securities continues, the trading price of our securities could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors discussed in this “Risk Factors” section or elsewhere in this report, including those listed below, could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

The market price of our common stock may decline for a number of reasons including:

•        if investors react negatively to the prospects of our business;

•        actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

•        changes in the market’s expectations about our operating results;

•        success of competitors;

•        changes in financial estimates and recommendations by securities analysts concerning us or the transportation industry in general;

•        operating and share price performance of other companies that investors deem comparable to us;

•        our ability to market new and enhanced products and technologies on a timely basis;

•        changes in laws and regulations affecting our business;

•        our ability to meet compliance requirements;

•        commencement of, or involvement in, litigation involving us;

•        changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

•        the volume of our shares of common stock available for public sale; or

•        any major change in our board of directors or management.

Future sales, or the perception of future sales, by us or our stockholders in the public market could cause the market price for our common stock to decline.

The sale of shares of our common stock in the public market, or the perception that such sales could occur, could harm the prevailing market price of shares of our common stock. These sales, or the possibility that these sales may occur, also might make it more difficult for us to sell equity securities in the future at a time and at a price that we deem appropriate.

All shares issued in the Business Combination to Legacy Cepton stockholders are freely tradable without registration under the Securities Act, and without restriction by persons other than our “affiliates” (as defined under Rule 144 of the Securities Act, “Rule 144”), including our directors, executive officers and other affiliates. We have a registration statement (File No. 333-262668) on file with the SEC which registers for resale shares and warrants issued in connection with, or prior to, the Business Combination and shares issuable upon exercise of the Private Placement Warrants and the Public Warrants. The lock-up periods under the Confidentiality and Lock-Up Agreements and Unpaid Expenses and Lock-Up Agreements have expired and, while such registration statement is effective, such shares and warrants are eligible to be sold into the public markets pursuant to such registration statement.

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Any Purchased Shares will also be eligible for sale in the public market pursuant to the registration statement (File No. 333-262667), while such registration statement is effective. In addition, 1,196,954 shares of our common stock available for future issuance under the 2022 Plan and 464,844 shares available for future issuance under the Employee Stock Purchase Plan (the “ESPP”) were registered on a registration statement on Form S-8 (File No. 333-264302 and 333-270706) and will become eligible for sale in the public market once those shares are issued, subject to any applicable vesting requirements and other restrictions imposed by law. We expect to file one or more registration statements on Form S-8 under the Securities Act to register the annual increases, if any, of shares of common stock or securities convertible into or exchangeable for shares of common stock issued pursuant to the 2022 Plan and the ESPP. Any such Form S-8 registration statements will automatically become effective upon filing. Accordingly, shares registered under such registration statements will be available for sale in the open market.

In addition, we have granted Koito registration rights and are obligated to file a registration statement to register the shares of common stock underlying the Preferred Stock. In the future, we may also issue our securities in connection with investments or acquisitions. The amount of shares of our common stock issued in connection with an investment or acquisition could constitute a material portion of the then-outstanding shares of our common stock. Any issuance of additional securities in connection with investments or acquisitions may result in additional dilution to our stockholders.

Our failure to meet the continued listing requirements of Nasdaq could result in a delisting of our securities.

If we fail to satisfy the continued listing requirements of Nasdaq such as the corporate governance requirements or the minimum closing bid price requirement, Nasdaq may take steps to delist our securities. Such a delisting would have a negative effect on the price of the securities and would impair your ability to sell or purchase the securities when you wish to do so. In the event of a delisting, we can provide no assurance that any action taken by us to restore compliance with listing requirements would allow our securities to become listed again, stabilize the market price or improve the liquidity of our securities, prevent our securities from dropping below the Nasdaq minimum bid price requirement or prevent future non-compliance with Nasdaq’s listing requirements. Additionally, if our securities are not listed on, or become delisted from, Nasdaq for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of our securities may be more limited than if we were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

We qualify as an “emerging growth company” as well as a smaller reporting company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to emerging growth companies or smaller reporting companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.

We qualify as an “emerging growth company” within the meaning of the Section 2(a)(19) of the Securities Act, as modified by the JOBS Act. As such, we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies for as long as we continue to be an emerging growth company, including, but not limited to, (i) not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, (ii) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and (iii) exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. As a result, our stockholders may not have access to certain information they may deem important. We will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) ending December 31, 2026, (b) in which we have total annual gross revenue of at least $1.235 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. Investors may find our securities less attractive because we will rely on these exceptions. We cannot predict whether investors will find our securities less attractive because we will rely on these exemptions. If some investors find our securities less attractive as a result of our reliance on these exemptions, the trading prices of our securities may be lower than they otherwise would be, there may be a less active trading market for our securities and the trading prices of our securities may be more volatile.

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Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make it difficult or impossible to compare our financial results with financial results of another public company that is either not an emerging growth company or is an emerging growth company that has chosen not to take advantage of the extended transition period exemptions because of the potential differences in accounting standards used.

Additionally, we qualify as a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. We will remain a smaller reporting company until the last day of the fiscal year in which (i) the market value of our common stock held by non-affiliates exceeds $250 million as of the prior June 30, or (ii) our annual revenues exceeded $100 million during such completed fiscal year and the market value of our common stock held by non-affiliates exceeds $700 million as of the prior June 30. To the extent we take advantage of such reduced disclosure obligations, we may also make comparison of our financial statements with other public companies difficult or impossible.

We may redeem your unexpired Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby making your Public Warrants worthless.

We have the ability to redeem outstanding Public Warrants at any time after they become exercisable and prior to their expiration provided that the last reported sales price of our common stock equals or exceeds $180.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date we give notice of redemption. If and when the Public Warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding Public Warrants could force you to: (i) exercise your Public Warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) sell your Public Warrants at the then-current market price when you might otherwise wish to hold your Public Warrants or (iii) accept the nominal redemption price which, at the time the outstanding Public Warrants are called for redemption, is likely to be substantially less than the market value of your Public Warrants. Because the $180.00 trading price referred to above substantially exceeds the current trading price of our common stock and we have registered for resale a substantial number of shares of our common stock, the sale of which could cause the price of our common stock to decrease, we may be unable to redeem the Public Warrants and the Public Warrants may expire worthless.

Item 1B.    Unresolved Staff Comments

None.

Item 1C.    Cybersecurity

Risk Management and Strategy

We have processes in place to identify, assess and monitor material risks from cybersecurity threats, which are part of the our overall enterprise risk management process and have been embedded in our operating procedures and information systems. We also maintain a cybersecurity policy that is designed to protect our information systems and the information residing therein against cybersecurity threats, including those arising from our use of third-party vendors. Our IT team utilizes customary industry practices to secure our information systems and the information residing therein, including user access controls, multi-factor authentication, recovery and backup mechanisms, anti-phishing trainings and incident review in combination with employee training. We engage third-party vendors for our key IT systems related to our financial statements, and review the Statement on Standards for Attestation Engagements 18 (SSAE 18) reports they produce.

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Governance

Our Board of Directors (the “Board”) oversees our enterprise risk management process, including the management of and governance over risks arising from cybersecurity threats. Our Chief Technology Officer (“CTO”) oversees our IT team, which is responsible for implementing, monitoring, and maintaining cybersecurity and data security practices of the Company as well as assessing and managing cybersecurity risks. Our CTO has a bachelor’s degree in Computer Science, and has over 20 years of professional experience in the technology and application spaces, including over 10 years serving in a CTO capacity. Our CTO reports directly to the Chief Executive Officer (“CEO”). Based on the facts and circumstances and potential for a material cybersecurity threat or incident, our CEO then reports on such matters to our Board.

Material Cybersecurity Risks, Threats & Incidents

We rely on information technology and third-party vendors to support our operations, including the secure processing of personal, confidential, sensitive, proprietary and other types of information. We and our vendors may not be able to protect all of our respective information systems, and any material failure, weakness, interruption, cyber event, incident or breach of security could prevent us from effectively operating our business and subject us to regulatory actions or litigation. While we have not experienced any material cybersecurity incidents, we may be subject to attacks, threats or incidents in the future. As our business grows and our brand awareness in the Automotive and Smart Infrastructure market increases, we expect to face increased cybersecurity risks and threats, and may be more likely to experience a material cybersecurity incident.

To date, we do not believe that known risks from cybersecurity threats, including as a result of any previous cybersecurity incidents that we are aware of, have materially affected or are reasonably likely to materially affect us, including our business strategy, results of operations or financial condition. However, we can give no assurance that we have detected all cybersecurity incidents or cybersecurity threats. Please see Item 1A, “Risk Factors” in this Report for additional information about the risks associated with cybersecurity threats.

Item 2.       Properties

Our headquarters is located in San Jose, California, where we lease approximately 92,842 square foot facility. The San Jose facility provides business development, general and administrative, research and development and manufacturing functions. Additionally, the Company leases an approximately 6,000 square foot facility primarily for research and development and testing in Santa Clara, California, and an approximately 4,800 square foot facility for business development in Troy, Michigan. We believe our facilities are adequate and suitable for our current needs and that should it be needed, suitable additional or alternative space will be available to accommodate our operations.

Item 3.       Legal Proceedings

From time to time, the Company may be involved in various legal claims, litigation and other matters that arise in the normal course of its operations. Although there can be no assurances and the outcome of these matters is not determinable, the Company currently believes that none of these claims, actions or proceedings are likely to have a material adverse effect on the Company’s financial position.

Item 4.       Mine Safety Disclosures

Not applicable.

Annex E-54

Part II

Item 5.       Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Market Information

Our common stock and warrants are listed on The Nasdaq Global Select Market under the symbol “CPTN” and “CPTNW”, respectively, following the close of the Business Combination on February 10, 2022.

Holders

As of March 8, 2024, we had approximately 31 holders of record of our common stock and hundreds of additional beneficial holders. Because many of our shares of common stock are held by brokers and other institutions on behalf of stockholders, we are unable to estimate the total number of stockholders represented by these record holders.

Dividend Policy

We have neither declared nor paid any cash dividends on our common stock. We currently intend to retain any future earnings and do not expect to pay any dividends in the foreseeable future. Any future determination to declare cash dividends will be made at the discretion of our board of directors, subject to applicable laws, and will depend on a number of factors, including our financial condition, results of operations, capital requirements, contractual restrictions, including any restrictions under the Investment Agreement with Koito, general business conditions and other factors that our board of directors may deem relevant.

Item 6.       [Reserved]

Item 7.       Management’s Discussion and Analysis of Financial Condition and Results of Operations

Unless otherwise indicated, references in this section to “we,” “our,” “us,” and “Cepton” generally refer to Cepton Technologies, Inc. and its consolidated subsidiaries prior to the Business Combination and to Cepton, Inc. and its consolidated subsidiaries after giving effect to the Business Combination. The following discussion and analysis of our results of operations and financial condition should be read in conjunction with the consolidated financial statements included in this Report. This discussion contains forward-looking statements based upon our current expectations, estimates and projections that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements due to, among other considerations, the matters discussed under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” herein.

Certain amounts that appear in this Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) may not sum due to rounding. Percentage amounts included in this MD&A have not in all cases been calculated on the basis of such rounded figures, but on the basis of such amounts prior to rounding. For this reason, percentage amounts in this MD&A may vary from those obtained by performing the same calculations using the figures in our consolidated financial statements included elsewhere in this Report. Terms used but not defined in this MD&A shall have the meanings ascribed to such terms in this Report.

On September 18, 2023, we filed with the Secretary of State of the State of Delaware a Certificate of Amendment to our Certificate of Incorporation to effect the Reverse Stock Split (as described in Note 1 to the consolidated financial statements in this Report). The historical share and per share information included herein have been adjusted to reflect the Reverse Stock Split.

Business Overview

Cepton is focused on the deployment of high performance, mass-market lidar solutions to deliver safety and autonomy across the Automotive and Smart Infrastructure markets. By adopting our solutions, our customers can enable safety and autonomy applications across a broad range of end-markets including our primary market, ADAS in consumer and commercial vehicles, which we believe represents not just the largest market opportunity for lidar applications over the next decade, but also the market with the best potential for near term mass-market commercialization.

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Since the inception of our company in 2016, building lidars for broad market adoption has been our guiding principle. Mass-market deployment guided not just our end-market focus, but also our product design choices, our areas of technological innovation, our approach to manufacturing, and our go-to-market strategy and partnerships. To pursue mass-market adoption, our value proposition has focused on developing a lidar that achieves high performance with automotive grade reliability at competitive prices. Our thesis was that lidar would gain broad based adoption only when solutions strike the right balance across three key facets of performance, cost and reliability.

As a Silicon Valley-based company led by recognized technical experts in the optical field, technology innovation is at the core of our company. We developed a comprehensive lidar platform consisting of proprietary components including our breakthrough scanning and imaging technology and our system-on-a-chip lidar engine application-specific integrated circuit, a portfolio of automotive grade and industrial grade long-range and near-range lidars, a software layer enabling the integration of automotive functions, and feature rich perception software capabilities.

Market Conditions

The global economy, including the financial and credit markets, has recently experienced and continues to experience significant volatility and disruptions including increases in inflation rates, the ongoing conflicts in Ukraine and the Middle East, rising fuel prices, rising interest rates, declines in consumer confidence, declines in economic growth, and uncertainty about economic stability. The severity and duration of the impact of broader macroeconomic conditions on our business is dynamic and cannot be predicted.

For more information on our operations and risks related to our macroeconomic environment, please see the section entitled “Risk Factors.”

GM Project Cancellation and Letter of Intention

On December 11, 2023, Koito informed Cepton that GM has decided to re-scope its ADAS product offerings and, as a result, all outstanding purchase orders from Koito to Cepton that relate to the GM series production award have been cancelled. As is customary when an automotive program changes, we submitted project investment cost recovery related to the cancellation. See Note 18 to the Notes to the Consolidated Financial Statements included in this Report for further information.

On December 21, 2023, we received a non-binding indication of interest from Koito to acquire (the “Proposed Transaction”) 100% of the outstanding shares of the Company not already owned by Koito or certain other potential rollover participants including Dr. Jun Pei, Cepton’s President and Chief Executive Officer (collectively, the “Rollover Participants”). Koito has stated in the indication of interest that the terms of any potential agreement between Cepton and Koito would be contingent on certain conditions, including, in particular, satisfactory completion of due diligence review, rollover by the Rollover Participants, retention of key employees, negotiation and agreement of transaction structure and transaction documents, approval of the Proposed Transaction by the board of directors of Koito, and approval by a simple majority vote of the outstanding shares of Cepton.

Our Board of Directors, through a special committee thereof, is currently evaluating Koito’s indication of interest within the context of the ongoing review of various alternatives and in consultation with any financial and legal advisors it may retain. No assurance can be given that a definitive transaction with respect to Koito’s indication of interest or any other potential transaction will eventually be consummated.

New Series Production

In March 2024, Cepton, alongside its tier 1 partner, Koito, were notified of a new series production; however, the details have not yet been finalized.

Key Factors Affecting Our Operating Results

We believe that our future performance and success depends, to a substantial extent, on our ability to capitalize on the following opportunities, which in turn is subject to significant risks and challenges, including those discussed below and in the section entitled “Risk Factors” in this Report.

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Series production awards in the Automotive market

An important part of our mission is to deploy high performance, mass-market lidar in the Automotive market. Within the Automotive market, we believe that passenger car ADAS applications represent the largest opportunity but also have the most stringent requirements for reliability, cost, and performance. Major automotive OEMs typically undergo several years of planning, technology selection, and vehicle integration work before introducing new and important technologies in their vehicle offerings. We anticipate that lidar, as a new sensor that improves safety and enhances autonomy, will undergo the same technology introduction and validation process as similar technologies in the past, such as anti-lock braking systems or stability control systems. The number of vehicle platforms and vehicle models that will be equipped with lidar will depend on OEM product planning, vehicle integration, and marketing schedules. Once a lidar supplier is chosen, the number of awarded vehicle platforms and vehicle models is likely to increase over time. This is because the development efforts of integrating lidar into the OEM’s product offerings is leveraged across multiple vehicle classes and platforms to maximize the OEM’s return on investment.

Adoption of lidar solutions in Automotive and Smart Infrastructure markets

In an endless pursuit of safety and product differentiation, many leading automotive OEMs have decided to include lidar in their next generation of vehicles for increased safety and higher levels of autonomy. The speed of lidar adoption depends on many factors, including sensor performance, reliability, and cost, as well as the time it takes to win large series production awards. Large automotive series production awards usually take a number of years to secure but once awarded, the production award typically covers the entire duration of a typical vehicle model period of five to seven years for consumer vehicles. In the case of trucking applications, the production period of a typical model may exceed seven years in many cases. We are currently engaged in discussions with all of the top 10 global automotive OEMs based on vehicle production volume rankings from 2019.

While lidar adoption in the Automotive market may take multiple years to materialize, Smart Infrastructure end markets could adopt lidar solutions at a more rapid pace. Applications within Smart Infrastructure vary widely from tolling to security, to delivery and logistics. These applications are typically project based and require certain levels of customization to deliver an end-to-end solution. To address opportunities in the Smart Infrastructure space, we partner with system integrators who leverage our lidar hardware as well as our Helius® perception software to provide solutions unique to each opportunity. We expect to grow our system integrator partnership network to further drive the adoption of lidar in Smart Infrastructure applications.

We expect our revenue to increase as lidar adoption increases in the Automotive and Smart Infrastructure markets; however, the rate of adoption may vary due to many factors, including but not limited to competing technologies, time to market, changes in macroeconomic conditions, including rising inflation and interest rates, geopolitical conflicts and tensions, any of which may impact the pace and magnitude of lidar adoption and our revenues.

Product Cost and Margins

To drive mass-market adoption of lidar in automotive applications, product cost must be controlled. As such, cost is one of the primary design criteria that we focused on from the very beginning. Design choices were carefully evaluated to create products with the best overall balance between performance, reliability, and cost. Working with our partners, we expect to continue driving costs down as volumes increase and we achieve higher margin unit economics in the future.

In the Smart Infrastructure space, the average selling price of a lidar solution may be higher than that in the automotive space due to a number of reasons, such as unit volume, level of customization, and additional software content. At the same time, the cost of production is also higher due to lower production volumes and higher levels of system integration requirements.

Due to the impact of supply chain shortages and increased lead time for some of our products, there has been a significant mismatch between supply and demand, giving rise to product shortages for us and our customers, making our demand forecast more uncertain. During fiscal year 2023, we made continued efforts in broadening our supply base to support our growth and better serve customer demand. Recent market conditions, inflation and rising interest rates have strained global supply chains and could result in a shortage of key materials that our suppliers require to satisfy our needs. We expect continued supply constraints for some of our products, to persist in the near future. We have placed orders for certain supply in advance of our historical lead times, paid premiums to secure future supply

Annex E-57

and capacity, and may need to continue to do so in the future. Placing orders in advance of our historical lead times to secure supply in a constrained environment may result in excess inventory, cancellation penalties, or other charges if there is a partial or complete reduction in long-term demand for our products. These actions may also increase our product costs and decrease gross margin, in addition to increased overall costs as a result of rising inflation. Increased costs for components, logistics and other supply chain expenses, driven in part by inflation and supply chain shortages, have negatively impacted, and may continue to negatively impact, our gross margin and operating margin.

If we cannot generate our expected revenues, margins or income from operations, we may be required to raise additional debt or equity capital, which may not be available or may only be available on terms that are onerous to our stockholders.

End Market Concentration

We believe that the Automotive market represents a large portion of the total addressable market and large global automotive OEMs represent the majority of unit volume demand as well as leaders in active safety and autonomy. To drive mass-market commercialization of our lidar solutions, we have focused on top automotive OEMs and are currently engaged with all of the top 10 global automotive OEMs. Series production awards from top automotive OEMs tend to be large and long-term in nature. While we continue to expand our system integrator partnership network to address opportunities in the Smart Infrastructure markets, program awards tend to be smaller and short-term in nature as compared to those in the Automotive end-markets. As such, we expect a large portion of our future revenue to come from the Automotive end-market.

Components of Results of Operations

Revenue

We categorize our revenue as (1) lidar sensor and prototype revenue and (2) development revenue.

Lidar sensor and prototype revenue is primarily derived from the sale of components and license of technologies to tier 1 suppliers for mass market ADAS applications in the Automotive market and the sale of lidar sensors directly to end-user customers in the Smart Infrastructure markets. We expect lidar sensor and prototype revenue to decrease slightly in the near future due to the cancellation of the GM series production award. Overall, we anticipate revenue growth as we continue to form strategic partnerships and as the primary source of revenue shifts from prototype sales to sales of commercialized production-ready lidar sensors in the foreseeable future thereafter.

Development revenue represents arrangements with tier 1 suppliers focused on the specific customization of our proprietary lidar capabilities to the customers’ applications, typically involving development of customized lidar sensor prototypes for those customers. The timing of revenue recognition for development contracts is determined for each performance obligation based on the unique facts and circumstances within each development arrangement, which generally results in recognition at a point in time. This assessment is made at the outset of the arrangement for each performance obligation. We anticipate development revenue to grow in the foreseeable future as we complete milestones for OEM development projects.

Revenue is primarily derived from the sale of components and license of technologies to tier 1 suppliers for mass market ADAS applications in the Automotive market and the sale of lidar sensors directly to end-user customers in the Smart Infrastructure markets. Our lidar sensors are used in applications such as advanced driver assistance systems, autonomous vehicles, and intelligent transportation systems. Our customers include leading original equipment manufacturers and suppliers within the Automotive and Smart Infrastructure industries.

Cost of Revenue

Cost of revenue includes the manufacturing cost of our lidar sensors and components, which primarily consists of personnel-related costs directly associated with our manufacturing organization, and amounts paid to our third-party contract manufacturers and vendors. Our cost of revenue also includes cost of component inventory, product testing costs, an allocated portion of overhead costs, warranty expense, excess and obsolete inventory, and shipping costs. Our cost of revenue also include costs related to development projects. Increased costs for components, logistics and other supply chain expenses, driven in part by inflation and supply chain shortages, have negatively impacted, and may continue to negatively impact, our cost of revenue. Overall, we anticipate cost of revenue to increase in absolute dollars as we grow our sales in the foreseeable future.

Annex E-58

Gross Margin

Our gross margin in future periods will depend on a variety of factors including market conditions that may impact our pricing and sales volume; product mix changes between established products and new products; excess and obsolete inventories; our cost structure for manufacturing operations, including third-party manufacturers, relative to volume; and margin on development revenue projects. Our gross margin varies by product. We expect our gross margins to fluctuate over time, depending on the factors described above. Increased costs for components, logistics and other supply chain expenses, driven in part by inflation and supply chain shortages, have negatively impacted, and may continue to negatively impact, our gross margin.

Operating Expenses

Research and Development Expenses

Research and development expenses consist primarily of personnel-related costs, material expenses, permits, licenses, and professional services costs directly associated with our research and development activities. The remainder primarily relates to the allocated portion of overhead costs. Our research and development efforts are focused on enhancing and developing additional functionality for our existing products and on new product development, including new releases and upgrades to our lidar sensors. We expense research and development costs as incurred. We expect our research and development expenses to be flat in the near term, and then increase in absolute dollars in future periods as we increase our investment in ASIC and software development to broaden the capabilities of our solutions and introduce new products and features.

Selling, General and Administrative Expenses

Our selling, general and administrative expenses consist primarily of personnel-related costs, professional services costs, and advertising expenses directly associated with our sales and general and administrative activities. The remainder primarily relates to the allocated portion of overhead costs. We expect our selling expenses to slightly decrease in the near term, and then increase in absolute dollars over time in the future to support our expected growth as we hire additional sales personnel, increase our marketing activities, grow our domestic and international operations, and build brand awareness. Similarly, we expect our general and administrative expenses to be flat in the near term, and then increase in absolute dollars over time in the future as we expect to increase the size of our general and administrative function for the growth of our business.

Gain on Change in Fair Value of Earnout and Warrant Liabilities

The change in fair value of earnout and warrant liabilities consists of the change in fair value of earnout and warrant liabilities assumed in connection with the Business Combination as well as the change in fair value of other warrant liability. We expect continued financial statement volatility from the fair value adjustments at the end of each reporting period or until the Earnout Shares are issued upon the attainment of common share price milestones or through the exercise of the warrants.

Foreign Currency Transaction Loss, Net

We incur transaction gains and losses resulting from transactions denominated in currencies other than the functional currency of the Company. In 2023, We incurred foreign currency transaction losses resulting from the repayment of the Japanese Yen ¥5.8 billion (approximately $39.4 million on the date of borrowing) Secured Term Loan with Koito (the “Secured Term Loan”).

Loss on Extinguishment of Debt

Loss on extinguishment of debt represents the loss associated with the repayment of the Secured Term Loan in 2023 and the loss associated with the repayment of the Trinity Loan Agreement (as defined below) in 2022. See Note 9 to our consolidated financial statements included elsewhere in this Report for further information.

Other Income (Expense), Net

Other income (expense), net consists primarily of expenses related to the issuance of common stock under the Lincoln Park Agreement in 2022. For 2023, other income (expense), net was immaterial.

Annex E-59

Interest (Expense) Income, Net

Interest (expense) income, net consists primarily of interest earned on our cash equivalents and short-term investments or interest expense from our debt financings. These amounts will vary based on our cash, cash equivalents and short-term investment or debt balances, and also with market interest rates.

Provision for Income Taxes

Our provision for income taxes consists of federal, state, and foreign current and deferred income taxes. As we expand the scale and scope of our international business activities, any changes in the United States and foreign taxation of such activities may increase our overall provision for income taxes in the future.

We have a full valuation allowance for net deferred tax assets, including federal and state net operating loss carryforwards and research and development credit carryforwards. We expect to maintain this valuation allowance until it becomes more likely than not that the benefit of our federal and state deferred tax assets are realizable by way of expected future taxable income.

We believe that we have adequately reserved for our uncertain tax positions, although we can provide no assurance that the final outcome of these matters will not be materially different. To the extent that the final outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made and could have a material impact on our financial condition and results of operations.

Results of Operations for the years ended December 31, 2023 and 2022

The results of operations presented below should be reviewed in conjunction with the consolidated financial statements and notes included elsewhere in this Report. The following table sets forth our consolidated results of operations data for the periods presented:

	Year Ended December 31,		Change $	Change %
	2023	2022
	(dollars in thousands)
Lidar sensor and prototype revenue	$10,270	$5,616	$4,654	83%
Development revenue	2,786	1,810	976	54%
Total revenue	13,056	7,426	5,630	76%

Lidar sensor and prototype cost of revenue	8,939	6,383	2,556	40%
Development cost of revenue	567	849	(282)	(33%)
Total cost of revenue	9,506	7,232	2,274	31%
Gross profit	3,550	194	3,356	NM

Operating expenses:
Research and development	29,879	33,013	(3,134)	(9%)
Selling, general and administrative	24,374	28,629	(4,255)	(15%)
Total operating expenses	54,253	61,642	(7,389)	(12%)
Operating loss	(50,703)	(61,448)	10,745	(17%)
Other income (expense):
Gain on change in fair value of earnout liability	827	74,078	(73,251)	(99%)
Gain on change in fair value of warrant liability	397	2,875	(2,478)	(86%)
Foreign currency transaction loss, net	(757)	(2,168)	1,411	(65%)
Loss on extinguishment of debt	(1,123)	(958)	(165)	17%
Other income (expense), net	37	(472)	509	NM
Interest (expense) income, net	2,792	(2,511)	5,303	NM
(Loss) income before income taxes	(48,530)	9,396	(57,926)	NM

Provision for income taxes	(16)	(16)	—	—%
Net (loss) income	$(48,546)	$9,380	$(57,926)	NM

____________

NA: Not applicable

NM: Not meaningful (greater than 100% change or otherwise)

Annex E-60

Comparison of the years ended December 31, 2023 and 2022

Revenue

Lidar sensor and prototype revenue increased by approximately $4.7 million, or 83%, to $10.3 million for the year ended December 31, 2023, from $5.6 million for the year ended December 31, 2022. Approximately $1.8 million of the increase related to an increase in lidar sensor sales volume, approximately $1.7 million related to new products sold during the period, and approximately $1.2 million of the increase related to increased average sales prices for lidar sensors.

Development revenue increased by approximately $1.0 million, or 54% to $2.8 million for the year ended December 31, 2023, from $1.8 million for the year ended December 31, 2022. The increase relates to the timing and revenue associated with individual milestones achieved by the Company under various development projects.

Cost of revenue

Lidar sensor and prototype cost of revenue increased by $2.6 million, or 40%, to $8.9 million for the year ended December 31, 2023, from $6.4 million for the year ended December 31, 2022. The increase resulted primarily from increased product cost of $2.0 million due to increased sales volume and an increase in scrap and other inventory adjustment expenses of $0.6 million.

Development cost of revenue decreased by $0.3 million, or 33%, to $0.6 million for the year ended December 31, 2023, from $0.8 million for the year ended December 31, 2022. The decrease resulted primarily from the nature of the development work performed during 2023 when compared to 2022, which was driven by the requirements of specific development work projects started and completed during 2023.

Operating expenses

Research and development expense decreased by $3.1 million, or 9%, to $29.9 million for the year ended December 31, 2023, from $33.0 million for the year ended December 31, 2022, resulting primarily from a $1.5 million decrease in professional services fees, a $0.7 million decrease in permits and license fees, a $0.5 million decrease in expensed materials used in research and development, and a $0.3 million decrease in personnel related costs.

Selling, general, and administrative expense decreased by $4.3 million, or 15%, to $24.4 million for the year ended December 31, 2023, from $28.6 million for the year ended December 31, 2022, resulting primarily from a $2.7 million decrease in transaction costs related to the Business Combination attributable to liability-classified instruments incurred in 2022, a $0.9 million decrease in professional services fees, a $0.6 million decrease in other general and administrative costs, and a $0.5 million decrease in directors and officers insurance related costs. These decreases were partially offset by a $0.3 million increase in personnel related costs.

Gain on change in fair value of earnout and warrant liabilities

The gain on change in fair value of the earnout liability and warrant liabilities both decreased by $73.3 million and $2.5 million, respectively, primarily due to a much larger decrease in the Company’s common share price during 2023 compared to 2022.

Foreign currency transaction loss, net

The foreign currency transaction loss decreased by $1.4 million for the year ended December 31, 2023. Foreign currency transaction loss of $0.8 million in 2023 was due to the repayment of the Secured Term Loan with Koito, which was denominated in Japanese Yen. Foreign currency transaction loss of $2.2 million in 2022 was due to a $4.3 million foreign currency exchange rate loss on the Japanese Yen denominated Secured Term Loan with Koito, offset by a $2.2 million foreign currency exchange rate gain on the Company’s bank deposits denominated in Japanese Yen, which were proceeds received from the Secured Term Loan with Koito.

Annex E-61

Loss on extinguishment of debt

Loss on extinguishment of debt increased by $0.2 million during the year ended December 31, 2023. During the year ended December 31, 2023, the Company recognized a $1.1 million loss on the extinguishment of the Koito Secured Term Loan.

For the year ended December 31, 2022, the Company recognized a $1.0 million loss on repayment of borrowings under the Trinity Loan Agreement.

Other income (expense), net

Other income (expense), net decreased by $0.5 million during the year ended December 31, 2023 primarily due to a contingent loss accrual of $0.3 million in 2022 as well as $0.2 million expense on issuance of common stock to Lincoln Park in 2022.

Interest (expense) income, net

Interest (expense) income, net increased by $5.3 million, primarily due to increased interest income from the investment and deposit of cash received from the issuance of Preferred Stock to Koito during the year ended December 31, 2023.

Income Taxes

Our provision for income taxes remained consistent for the years ended December 31, 2023 and 2022. We provided a full valuation allowance on our net U.S. federal and state deferred tax assets for the years ended December 31, 2023 and 2022. For the year ended December 31, 2023, we had U.S. federal and state tax-effected net operating loss carryforwards available to reduce future taxable income, of which post-2017 Federal net operating loss will be carried forward indefinitely and pre-2017 Federal net operating loss carryover and state net operating loss carryover and state net operating loss carryover will expire on varying dates.

Liquidity and Capital Resources

Sources of Liquidity

As of December 31, 2023, we had cash, cash equivalents, and short-term investments totaling $56.4 million, comprised of money market funds, U.S. government agency securities, and corporate debt securities held for working capital purposes. We believe that our current cash position will be sufficient to satisfy our foreseeable liquidity needs and capital expenditure requirements, including for at least the next twelve months from the date of this Report.

Following the approval of the Business Combination, on February 10, 2022, we received net cash proceeds of $47.1 million from the Business Combination and PIPE Investment (as defined below in Note 2 of this Report), net of certain transaction costs.

On October 27, 2022, we entered into an Investment Agreement (the “Investment Agreement”) with Koito, pursuant to which, among other things, at the closing of the transactions, and based on the terms and subject to the conditions set forth therein, we issued and sold to Koito, 100,000 shares of Preferred Stock for a purchase price of $100.0 million. The issuance and sale of the Preferred Stock and related matters were approved by our stockholders on January 11, 2023, and the Preferred Stock was issued to Koito on January 19, 2023. The Preferred Stock is convertible, beginning on January 19, 2024, into shares of our common stock at an approximate initial conversion price (as adjusted to reflect the Reverse Stock Split) of $25.85 per share (subject to adjustment).

We have incurred negative cash flows from operating activities and operating losses in the past as reflected in our accumulated deficit of $134.6 million as of December 31, 2023. For the year ended December 31, 2023, we had negative cash flows from operating activities of $35.5 million. Although much of the negative cash flow resulted from expenses for research and development projects and administrative expenses to support growth of the Company, we expect to continue to invest in research and development and generate operating losses in the future. In addition, our future capital requirements will depend on many factors, including our lidar sales volume (including if we have major customer wins or series production award wins), development project revenue, the

Annex E-62

timing and extent of spending to support our research and development efforts in lidar technology, the expansion of sales and marketing activities, market adoption of new and enhanced products and features, and increased spending due to inflation and supply chain shortages. If we are required to raise additional funds by issuing equity securities, dilution to stockholders would result. Any equity securities issued may also provide for rights, preferences, or privileges senior to those of common stockholders. For example, the Preferred Stock issued to Koito is ranked more senior to our common stock in the event of liquidation and includes other rights and preferences senior to those of our common stock. In addition, the Preferred Stock is convertible into shares of our common stock and, upon conversion, will result in dilution to our stockholders. If we raise funds by issuing debt securities, these debt securities would have rights, preferences, and privileges senior to those of common stockholders. Our ability to raise additional funds through the issuance of debt or equity securities may be subject to Koito’s consent pursuant to the Investor Rights Agreement. For information regarding our cash requirements from lease obligations, see Note 16 to the consolidated financial statements included in this Report.

In December 2023, Koito informed Cepton that GM has decided to re-scope its ADAS product offerings and, as a result, all outstanding purchase orders from Koito to Cepton that relate to the GM series production award have been cancelled. As is customary when an automotive program changes, we submitted a substantial amount of project investment cost recovery related to the cancellation. If the actual claim payout is materially different from our claimed amount, it could have a material adverse effect on our business, liquidity, and financial condition.

We are subject to risks and uncertainties frequently encountered by early-stage companies including, but not limited to, the uncertainty of successfully developing products, winning and securing certain contracts, building a customer base, successfully executing business and marketing strategies, and hiring appropriate personnel.

To date, we have been funded primarily by equity financings (including the Preferred Stock), convertible promissory notes, and the net proceeds we received through the Business Combination, PIPE Investment, and private placements of the Legacy Cepton convertible preferred stock. Failure to generate sufficient revenues, achieve planned gross margins and operating profitability, control operating costs, or secure additional funding may require us to modify, delay, or abandon some of our planned future expansion or development, or to otherwise enact operating cost reductions available to management, which could have a material adverse effect on our business, operating results, financial condition, and ability to achieve our intended business objectives.

Cash Flow Summary — Years Ended December 31, 2023 and 2022

	Year Ended December 31,
	2023	2022
	(dollars in thousands)
Net cash provided by (used in):
Operating activities	$(35,523)	$(57,997)
Investing activities	(2,362)	(1,551)
Financing activities	54,632	88,550

Operating Activities

For the year ended December 31, 2023, our operating activities used $35.5 million in cash. We recorded a net loss of $48.5 million. This was offset by $10.9 million of non-cash items consisting primarily of the following non-cash expense items added back to net loss: stock-based compensation expense of $8.6 million, foreign currency transaction loss of $0.8 million, amortization of debt discount of $0.3 million, amortization of right-of-use assets of $1.6 million, and loss on extinguishment of debt of $1.1 million. These non-cash expense items were partially offset by non-cash income items consisting of gains from the change in fair value of earnout and warrant liabilities of $1.2 million and accretion from short-term investments of $1.2 million. For the year ended December 31, 2023, we generated net cash of $2.1 million from changes in our operating assets and liabilities resulting primarily from a $4.0 million decrease in prepaid expenses and other current assets due to amortization of our director and officers insurance policy, a $1.8 million increase in accrued expenses and other current liabilities due to contractual liabilities arising from the series production award cancellation, a $0.6 million decrease in inventory, and a $0.2 million decrease in other long-term assets. These were offset by a $2.3 million increase in accounts receivable, and a $1.1 million decrease in accounts payable due to timing of payments, and a $1.1 million decrease in operating lease liabilities.

Annex E-63

For the year ended December 31, 2022, our operating activities used $58.0 million in cash. We recorded net income of $9.4 million; however, this was offset by $62.1 million of non-cash adjustments consisting primarily of gains from the change in fair value of earnout and warrant liabilities of $77.0 million. These non-cash income items were partially offset by stock-based compensation expense of $8.2 million, foreign currency transaction loss of $2.2 million, other amortization of $1.6 million, amortization of right-of-use assets of $1.4 million, and loss on extinguishment of debt of $1.0 million. For the year ended December 31, 2022, we used net cash of $5.3 million from changes in our operating assets and liabilities resulting primarily from a $1.9 million increase in prepaid expenses and other current assets due to increases in prepaid insurance offset by decreases in deferred transaction costs in connection with the closing of the Business Combination, a $1.6 million decrease in operating lease liabilities, a $0.8 million increase in accounts receivable, and a $0.7 million decrease in accounts payable due to timing of payments.

Investing Activities

For the year ended December 31, 2023, our investing activities used $2.4 million in cash, resulting primarily from purchases of short-term investments of $37.8 million and purchases of property and equipment of $1.3 million, partially offset by proceeds from the sales and maturities of short-term investments of $36.7 million.

For the year ended December 31, 2022, our investing activities used $1.6 million in cash, resulting primarily from purchases of short-term investments of $32.4 million and purchases of property and equipment of $0.8 million, partially offset by proceeds from the sales and maturities of short-term investments of $31.6 million.

Financing Activities

For the year ended December 31, 2023, our financing activities provided $54.6 million of cash consisting primarily of $99.9 million of net proceeds from the issuance of Preferred Stock to Koito, partially offset by the repayment of $45.2 million of short-term debt to Koito.

For the year ended December 31, 2022, our financing activities provided $88.6 million consisting primarily of $47.1 million of net proceeds from the Business Combination and PIPE Investment, $49.2 million of proceeds from the issuance of debt and warrants, $1.7 million from proceeds from issuance of common stock, and $1.0 million from proceeds from common stock option exercises, which was partially offset by repayment of debt of $10.4 million.

Critical Accounting Policies and Estimates

We prepare our consolidated financial statements in accordance with U.S. GAAP. The preparation of these consolidated financial statements requires us to make estimates, assumptions and judgments that can significantly impact the amounts we report as assets, liabilities, revenue, costs and expenses and the related disclosures. We base our estimates on historical experience and other assumptions that we believe are reasonable under the circumstances. Our actual results could differ significantly from these estimates under different assumptions and conditions. We believe that the accounting policies discussed below are critical to understanding our historical and future performance as these policies involve a greater degree of judgment and complexity.

Revenue

We primarily recognize revenues from the sale of lidar sensors and prototypes. Revenue represents the amount of expected consideration we are entitled to receive upon the transfer of promised goods or services in the ordinary course of business and is recorded net of sales taxes. We recognize revenue when performance obligations are satisfied by transferring control of a promised good or service to a customer. For performance obligations satisfied at a point in time, we consider the following indicators to assess whether control of a promised good or service is transferred to the customer: (i) right of payment, (ii) legal title, (iii) physical possession, (iv) significant risks and rewards of ownership, and (v) acceptance of the good or service. For performance obligations satisfied over time, we recognize revenue over time by measuring the progress toward complete satisfaction of a performance obligation.

The application of various accounting principles related to the measurement and recognition of revenue requires us to make judgments and estimates. Specifically, complex arrangements with nonstandard terms and conditions may require relevant contract interpretation to determine the appropriate accounting treatment, including whether the

Annex E-64

promised goods and services specified in a multiple element arrangement should be treated as separate performance obligations. When a contract involves multiple performance obligations, the Company accounts for individual products and services separately if the customer can benefit from the product or service on its own or with other resources that are readily available to the customer and the product or service is separately identifiable from other promises in the arrangement.

Changes in judgments with respect to these assumptions and estimates could impact the timing or amount of revenue recognition.

Stock-Based Compensation

We recognize compensation expenses on stock-based awards granted to our employees and directors based on the estimated grant-date fair value of the awards. Compensation expense is recognized on a straight-line basis over the requisite service period, which is generally the vesting period of the respective award. We estimate the fair value of options using the Black-Scholes option-pricing model, which requires objective and subjective assumptions such as the option’s expected term, the fair value of underlying share, risk-free interest rate, expected dividend yield, expected term, and expected volatility of our ordinary shares. The fair value of performance-based stock units with market conditions are measured at the valuation date using the Monte Carlo method. Our assumptions may differ from those used in prior periods. Changes to the estimates we make from time to time may have a significant impact on our stock-based compensation expense and could materially impact our results of operations.

The grant date fair value of our common stock, prior to the closing of the Business Combination on February 10, 2022 was determined using valuation methodologies that utilize certain assumptions, including probability weighting of events, volatility, time to liquidation, risk-free interest rate, and an assumption for a discount for lack of marketability. Subsequent to the Business Combination, the valuation of our common stock is determined using the publicly traded closing price as reported on Nasdaq.

Change in Fair Value of Earnout Liability

We concluded the Earnout Shares meet the criteria for liability classification due to the existence of contingent settlement provisions that could result in holders receiving differing amounts of shares depending on the our stock price or the price paid in a change of control. Because the settlement is not solely determined by the share price of our stock (that is, the share price observed in or implied by a qualifying change-in-control event), but also by the occurrence of a qualifying change-in-control event, this causes the Earnout Shares to not be indexed to our own shares, resulting in liability classification. The fair value of the earnout liability was determined using a Monte Carlo valuation model that utilizes significant assumptions, including expected volatility, expected term, and risk-free rate, to determine the probability of achieving the common share price milestones.

The following table summarizes the assumptions used in estimating the fair value of the earnout liability at each of the relevant dates:

	December 31, 2023	December 31, 2022
Stock price	$3.14	$12.70
Expected volatility	117.0%	79.0%
Risk-free interest rate	5.32%	4.42%
Expected term	1.2 years	2.1 years
Expected dividend yield	0%	0%

Emerging Growth Company Status

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can choose not to take advantage of the extended transition period and comply with the requirements that apply to non-emerging growth companies, and any such election to not take advantage of the extended transition period is irrevocable.

Annex E-65

We are an “emerging growth company” as defined in Section 2(a) of the Securities Act and have elected to take advantage of the benefits of the extended transition period for new or revised financial accounting standards. We expect to remain an emerging growth company at least through the end of the 2024 fiscal year and to continue to take advantage of the benefits of the extended transition period, although we may decide to early adopt such new or revised accounting standards to the extent permitted by such standards. This may make it difficult or impossible to compare our financial results with the financial results of another public company that is either not an emerging growth company or is an emerging growth company that has chosen not to take advantage of the extended transition period exemptions because of the potential differences in accounting standards used.

Subject to certain conditions set forth in the JOBS Act, if, as an emerging growth company, we intend to rely on such exemptions, we are not required to, among other things: (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act; (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act; (iii) comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis); and (iv) disclose certain executive compensation-related items such as the correlation between executive compensation and performance and comparisons of the Chief Executive Officer’s compensation to median employee compensation.

We will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) ending December 31, 2026, (b) in which we have total annual gross revenue of at least $1.235 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. References herein to “emerging growth company” shall have the meaning associated with it in the JOBS Act.

Recent Accounting Pronouncements

See Note 1 to our consolidated financial statements included elsewhere in this Report for recently adopted accounting pronouncements and recently issued accounting pronouncements not yet adopted as of the date of this Report.

Item 7A.    Quantitative and Qualitative Disclosures About Market Risk

We are exposed to market risks in the ordinary course of our business. Market risk represents the risk of loss that may impact our financial position due to adverse changes in financial market rates and prices. Our market risk exposure is primarily the result of fluctuations in foreign currency exchange rates and interest rates.

We do not believe that inflation has had a material effect on our business, financial condition or results of operations. Nonetheless, if our costs were to become subject to significant inflationary pressures, we may not be able to fully offset such higher costs. Our inability or failure to do so could harm our business, financial condition or results of operations.

Interest Rate Risk

As of December 31, 2023, we had cash, cash equivalents and short-term investments of $56.4 million. The short-term investments, which consisted of commercial paper only, carry a low degree of interest rate risk. A hypothetical 10% change in interest rates would not have a material impact on our financial condition or results of operations due to the short-term nature of our investment portfolio.

Foreign Currency Exchange Risk

Our results of operations and cash flows are subject to fluctuations due to changes in foreign currency exchange rates. Substantially all of our revenue is generated in U.S. dollars. Our expenses are generally denominated in the currencies of the jurisdictions in which we conduct our operations, which are primarily in the U.S. and to a lesser extent in Germany. Our results of operations and cash flows are, therefore, subject to fluctuations due to changes in foreign currency exchange rates and may be adversely affected in the future due to changes in foreign exchange

Annex E-66

rates. Borrowings under the Secured Term Loan Agreement were denominated in Japanese Yen and exposed us to foreign currency exchange rate risk. Following repayment of the borrowings under the Secured Term Loan Agreement in January 2023, we did not have any indebtedness or cash or cash equivalents denominated in Japanese Yen. The effect of a hypothetical 10% change in foreign currency exchange rates applicable to our business would not have a material impact on our historical consolidated financial statements. To date, we have not engaged in any hedging strategies. Should our international operations grow, we will continue to reassess our approach to manage our risk relating to fluctuations in currency rates.

Annex E-67

Item 8. Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors

Cepton, Inc.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Cepton, Inc. and subsidiaries (the Company) as of December 31, 2023 and December 31, 2022, the related consolidated statements of operations and comprehensive income (loss), convertible preferred stock and stockholders’ equity (deficit), and cash flows for the years then ended, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and December 31, 2022, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Company’s auditor since 2020.

Santa Clara, California

March 29, 2024

Annex E-68

CEPTON, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands, except share data)

	December 31,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$50,406	$31,953
Short-term investments	5,969	3,703
Accounts receivable, net of allowance for credit losses of $0 and $0, respectively	3,625	1,301
Inventories	2,396	2,985
Prepaid expenses and other current assets	1,253	6,272
Total current assets	63,649	46,214
Property and equipment, net	1,450	982
Restricted cash	1,283	2,565
Other assets	10,067	555
Total assets	$76,449	$50,316

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$1,128	$1,979
Operating lease liabilities, current	1,875	211
Accrued expenses and other current liabilities	4,066	2,265
Short-term debt	—	42,587
Total current liabilities	7,069	47,042
Warrant liability	43	440
Earnout liability	93	920
Operating lease liabilities, non-current	8,720	281
Total liabilities	15,925	48,683

Commitments and contingencies (Note 17)
Convertible preferred stock:
Convertible preferred stock – Par value $0.00001 per share – 5,000,000 shares authorized at December 31, 2023 and 2022; 100,000 shares issued and outstanding at December 31, 2023 (aggregate liquidation preference of $104.1 million at December 31, 2023; no shares issued and outstanding at December 31, 2022;	98,891	—

Stockholders’ equity (deficit):
Common stock – Par value $0.00001 per share – 35,000,000 shares authorized at December 31, 2023 and 2022; 15,861,494 and 15,674,781 shares issued and outstanding at December 31, 2023 and 2022, respectively	—	—
Additional paid-in capital	96,583	88,058
Accumulated other comprehensive income	(345)	(366)
Accumulated deficit	(134,605)	(86,059)
Total stockholders’ equity (deficit)	(38,367)	1,633
Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$76,449	$50,316

See accompanying notes to the consolidated financial statements

Annex E-69

CEPTON, INC. AND SUBSIDIARIES

Consolidated Statements of Operations and Comprehensive Income (Loss)

(In thousands, except share and per share data)

	Year Ended December 31,
	2023	2022
Lidar sensor and prototype revenue	$10,270	$5,616
Development revenue	2,786	1,810
Total revenue	13,056	7,426

Lidar sensor and prototype cost of revenue	8,939	6,383
Development cost of revenue	567	849
Total cost of revenue	9,506	7,232
Gross profit	3,550	194

Operating expenses:
Research and development	29,879	33,013
Selling, general and administrative	24,374	28,629
Total operating expenses	54,253	61,642
Operating loss	(50,703)	(61,448)
Other income (expense):
Gain on change in fair value of earnout liability	827	74,078
Gain on change in fair value of warrant liability	397	2,875
Foreign currency transaction loss, net	(757)	(2,168)
Loss on extinguishment of debt	(1,123)	(958)
Other income (expense), net	37	(472)
Interest (expense) income, net	2,792	(2,511)
(Loss) income before income taxes	(48,530)	9,396
Provision for income taxes	(16)	(16)

Net (loss) income	$(48,546)	$9,380

Net (loss) income per share, basic	$(3.08)	$0.64
Net (loss) income per share, diluted	$(3.08)	$0.60
Weighted-average common shares, basic	15,776,387	14,691,793
Weighted-average common shares, diluted	15,776,387	15,572,845

Net (loss) income	$(48,546)	$9,380
Other comprehensive income (loss), net of tax:
Changes in unrealized gain (loss) on available-for-sale securities	2	(6)
Foreign currency translation adjustments	19	(317)
Total other comprehensive loss, net of tax	21	(323)
Comprehensive (loss) income	$(48,525)	$9,057

See accompanying notes to the consolidated financial statements
Annex E-70

CEPTON, INC. AND SUBSIDIARIES

Consolidated Statements of Convertible Preferred Stock and Stockholders’ Equity (Deficit)

(In thousands, except share data)

	Convertible Preferred Stock		Common Stock		Class F Stock		Additional Paid-in Capital	Accumulated Other Comprehensive Loss	Accumulated Deficit	Total Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount	Shares	Amount
Balance – December 31, 2021	5,307,857	$99,470	6,764,531	$—	2,050,534	$—	$7,951	$(43)	$(95,439)	$(87,531)
Conversion of convertible preferred stock to common stock	(5,307,857)	(99,470)	5,307,857	—	—		99,470	—	—	99,470
Conversion of Class F stock to common stock	—	—	2,050,534	—	(2,050,534)	—	—	—	—	—
Reverse recapitalization, net of transaction costs	—	—	1,184,594	—	—		(33,142)	—	—	(33,142)
Exercise of stock options, release of RSUs, and vesting of early exercised options	—	—	199,563	—	—	—	1,110	—	—	1,110
Issuance of common stock to LPC	—	—	129,250	—	—	—	1,880	—	—	1,880
Exercise of Trinity warrants	—	—	23,757	—	—	—	547	—	—	547
Exercise of SVB warrants	—	—	14,695	—	—	—	—	—	—	—
Stock-based compensation expense	—	—	—	—	—	—	8,258	—	—	8,258
Unrealized gain/loss on available-for-sale securities, net of tax	—	—	—	—	—	—	—	(6)	—	(6)
Capital contribution from Secured Term Loan Agreement	—	—	—	—	—	—	1,984	—	—	1,984
Cumulative translation adjustment	—	—	—	—	—	—	—	(317)	—	(317)
Net income	—	—	—	—	—	—	—	—	9,380	9,380
Balance – December 31, 2022	—	$—	15,674,781	$—	—	$—	$88,058	$(366)	$(86,059)	$1,633
Issuance of convertible preferred stock, net of transaction costs	100,000	98,891	—	—	—	—	—	—	—	—
Exercise of stock options and release of RSUs	—	—	203,762	—	—	—	31	—	—	31
Payments of employee taxes related to vested restricted stock units	—	—	(17,049)	—	—	—	(63)	—	—	(63)
Stock-based compensation expense	—	—	—	—	—	—	8,557	—	—	8,557
Unrealized gain/loss on available-for-sale securities, net of tax	—	—	—	—	—	—	—	2	—	2
Cumulative translation adjustment	—	—	—	—	—	—	—	19	—	19
Net loss	—	—	—	—	—	—	—	—	(48,546)	(48,546)
Balance – December 31, 2023	100,000	$98,891	15,861,494	$—	—	$—	$96,583	$(345)	$(134,605)	$(38,367)

See accompanying notes to the consolidated financial statements

Annex E-71

CEPTON, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

	Year Ended December 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(48,546)	$9,380
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	496	344
Stock-based compensation	8,572	8,243
Amortization of right-of-use asset	1,596	1,360
Amortization, other	347	1,721
Accretion from short-term investments	(1,157)	(80)
Gain on change in fair value of earnout liability	(827)	(74,078)
Gain on change in fair value of warrant liability	(397)	(2,875)
Loss on impairment of property and equipment	387	—
Loss from extinguishment of debt	1,123	958
Foreign currency transaction loss, net	757	2,168
Other	—	181
Changes in operating assets and liabilities:
Accounts receivable, net	(2,324)	(801)
Inventories	575	(448)
Prepaid expenses and other current assets	4,032	(1,920)
Other long-term assets	202	(296)
Accounts payable	(1,073)	(653)
Accrued expenses and other current liabilities	1,800	99
Operating lease liabilities	(1,086)	(1,611)
Other long-term liabilities	—	311
Net cash used in operating activities	(35,523)	(57,997)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,292)	(760)
Proceeds from sale of property and equipment	36	—
Purchases of short-term investments	(37,806)	(32,368)
Proceeds from sales of short-term investments	—	8,303
Proceeds from maturities of short-term investments	36,700	23,274
Net cash used in investing activities	(2,362)	(1,551)

Annex E-72

CEPTON, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows — (Continued)

(In thousands)

	Year Ended December 31,
	2023	2022
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Business Combination and private offering	—	76,107
Payments of Business Combination and private offering transaction costs	—	(29,031)
Proceeds from issuance of Trinity debt and warrants, net of debt discount	—	9,724
Repayment of Trinity debt	—	(10,400)
Repayment of secured term loan with Koito	(45,220)	—
Proceeds from issuance of secured term loan with Koito	—	39,442
Proceeds from issuance of common stock options	31	1,008
Payment of employee taxes related to vested restricted stock units	(63)	—
Proceeds from convertible preferred stock, net of issuance costs	99,884	—
Proceeds from issuance of common stock	—	1,700
Net cash provided by financing activities	54,632	88,550
Effect of exchange rate changes on cash	424	1,862
Net increase in cash, cash equivalents and restricted cash	17,171	30,864
Cash, cash equivalents and restricted cash, beginning of period	34,518	3,654
Cash, cash equivalents and restricted cash, end of period	$51,689	$34,518

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$63	$983
Cash paid for income taxes	$—	$24
Transaction costs, accrued but not paid	$—	$307
SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING INFORMATION
Purchases of property and equipment in accounts payable	$—	$85
Vesting of early exercised stock options	$—	$101
Right-of-use assets obtained in exchange for new operating lease liabilities	$11,190	$1,827

See accompanying notes to the consolidated financial statements

Annex E-73

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 1. Description of Business and Summary of Significant Accounting Policies

Description of Business

Cepton, Inc., and its wholly owned subsidiaries (collectively, the “Company”), formerly known as Growth Capital Acquisition Corp. (“GCAC”), was originally incorporated in Delaware on January 4, 2010, under the name PinstripesNYS, Inc. GCAC changed its name to Growth Capital Acquisition Corp. on February 14, 2020. GCAC was a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more target businesses. On February 2, 2021, the Company consummated its initial public offering (“IPO”), following which its shares began trading on the Nasdaq National Market (“Nasdaq”). On August 4, 2021, GCAC entered into a Business Combination Agreement (as amended, the “Merger Agreement”) with Cepton Technologies, Inc. (“Legacy Cepton”) and GCAC Merger Sub Inc. (“Merger Sub”), a wholly owned subsidiary of GCAC. On February 10, 2022 (the “Closing Date”), the transactions contemplated by the Merger Agreement were consummated (the “Business Combination”). In connection with the closing of the Business Combination, GCAC changed its name to Cepton, Inc. and its shares and public warrants began trading on the Nasdaq under the symbols “CPTN” and “CPTNW”, respectively. As a result of the Business Combination, Cepton, Inc. became the owner, directly or indirectly, of all of the equity interests of Legacy Cepton and its subsidiaries.

The Company provides state-of-the-art, intelligent, lidar-based solutions for a range of markets such as automotive, smart cities, smart spaces, and smart industrial applications. The Company’s patented lidar technology enables reliable, scalable, and cost-effective solutions that deliver long-range, high resolution 3D perception for smart applications. The Company is headquartered in San Jose, California, USA.

Basis of Presentation and Principles of Consolidation

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The consolidated financial statements include the accounts of the Company’s wholly owned subsidiaries in Canada, Germany, Japan, China and the United Kingdom. All intercompany balances and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As of December 31, 2023, the Company had cash and cash equivalents of $50.4 million, short-term investment of $6.0 million, and an accumulated deficit of $134.6 million. For the year ended December 31, 2023, the Company incurred an operating loss of $50.7 million and had negative cash flows from operating activities of $35.5 million.

The Company is subject to risks and uncertainties frequently encountered by early-stage companies including, but not limited to, the uncertainty of successfully developing its products, securing certain contracts, building its customer base, successfully executing its business and marketing strategy and hiring appropriate personnel.

To date, the Company has been funded primarily by equity financings (including the Preferred Stock), convertible promissory notes, the net proceeds it received through the Business Combination, the PIPE Investment and private placements of the Legacy Cepton convertible preferred stock. Failure to generate sufficient revenues, achieve planned gross margins and operating profitability, control operating costs, or secure additional funding may require the Company to modify, delay, or abandon some of its planned future expansion or development, or to otherwise enact operating cost reductions available to management, which could have a material adverse effect on the Company’s business, operating results, financial condition, and ability to achieve its intended business objectives.

On September 7, 2023, the Company’s stockholders approved a one-for-ten reverse stock split of the Company’s issued common stock (the “Reverse Stock Split”) and a corresponding reduction in the total number of shares of common stock the Company is authorized to issue (the “Authorized Shares Reduction”). On September 18, 2023, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and Authorized Shares Reduction. The Reverse Stock Split and Authorized Shares Reduction became effective on September 21, 2023

Annex E-74

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 1. Description of Business and Summary of Significant Accounting Policies (cont.)

(the “Effective Date”). The par value of the Company’s common stock was not adjusted as a result of the Reverse Stock Split. All of the Company’s share numbers, per share amounts, and related stockholders’ equity (deficit) balances presented herein have been retroactively adjusted to reflect the Reverse Stock Split. In addition, the exercise prices, conversion rates and other terms of the Company’s securities that adjusted pursuant to their terms as a result of the Reverse Stock Split have been presented after giving effect to such adjustments.

Concentration of Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments, and accounts receivable. The Company maintains a substantial portion of its cash and cash equivalents and short-term investments in money market funds, commercial paper, and corporate debt securities. Management believes that the financial institutions that hold its cash, cash equivalents, and short-term investments are financially sound and, accordingly, represent minimal credit risk. Deposits held with banks may exceed the amount of federal insurance limits provided on such deposits.

As of December 31, 2023 and December 31, 2022, three and two customers, respectively, each accounted for more than 10% of accounts receivable.

Customers with revenue equal to or greater than 10% of total revenue for the periods indicated were as follows:

	Year Ended December 31,
	2023	2022
Customer A	52%	43%
Customer B	29%	N/A
Customer C	N/A	20%
Customer D	N/A	12%

Supplier Concentrations

For the year ended December 31, 2023, three supplier vendors accounted for approximately 62% of total accounts payable. For the year ended December 31, 2022, there was one supplier vendor that accounted for a significant portion of accounts payable.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include, but are not limited to, inventory valuation and reserves, warranty reserves, valuation allowance for deferred tax assets, valuation of earnout and warrant liabilities, stock-based compensation, useful lives of property, plant and equipment, income tax uncertainties, and other loss contingencies. The Company evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors and adjusts those estimates and assumptions when facts and circumstances dictate. Actual results could differ from those estimates, and such differences could be material to the Company’s consolidated financial condition and results of operations.

Reclassifications

Certain reclassifications have been made to prior period amounts to conform to current year reporting classifications.

Annex E-75

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 1. Description of Business and Summary of Significant Accounting Policies (cont.)

Cash Equivalents and Short-Term Investments

The Company considers all highly liquid investments with original maturity of three months or less at the date of purchase to be cash equivalents.

The Company’s short-term investments consist of investments and marketable securities that are classified as available-for-sale securities and are carried at fair value, with net unrealized gains or losses, net of tax, reported as a separate component of accumulated other comprehensive loss within stockholders’ deficit.

Restricted Cash

Restricted cash of $1.3 million as of December 31, 2023 consists of funds that are contractually restricted as to usage or withdrawal due to a contractual agreement. This restricted cash balance represents a letter of credit with Citibank, N.A. as a security deposit on its headquarters in San Jose, California, pursuant to an office lease agreement that commenced on February 1, 2023 and continues through April 30, 2028. See Note 17 for further information.

The Company’s restricted cash is classified as non-current based on the expected duration of the restriction.

The total cash, cash equivalents and restricted cash shown in the consolidated statements of cash flows consisted of the following as of December 31, 2023 and 2022 (in thousands):

	December 31,
	2023	2022
Cash and cash equivalents	$50,406	$31,953
Restricted cash	1,283	2,565
Total cash, cash equivalents and restricted cash	$51,689	$34,518

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount, net of any allowance for credit losses, and do not bear interest. The Company evaluates the collectability of accounts receivable balances and has determined the allowance for credit losses based on a combination of factors, which include the nature of the relationship and the prior collection experience the Company has with the account and an evaluation for current and projected economic conditions as of the financial statement reporting date. As of December 31, 2023 and 2022, there were no allowances for credit losses.

Inventories

Inventories are stated at the lower of cost or estimated net realizable value. Costs are computed under the standard cost method, which approximates actual costs determined on the first-in, first-out basis. The Company records write-downs of inventories which are obsolete based on product life cycle stage, product development plans, and assumptions about future demand and market conditions.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. The Company depreciates property and equipment using the straight-line method over the estimated useful lives of the assets, generally three to seven years. Leasehold improvements are amortized over the shorter of the asset’s useful life or the remaining lease term. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation and amortization are removed from the balance sheet and the resulting gain or loss is reflected in operations in the period realized. Improvements are capitalized and amortized over the remaining term of the estimated useful life of the asset. Maintenance and repairs are charged to operations as incurred.

Annex E-76

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 1. Description of Business and Summary of Significant Accounting Policies (cont.)

Foreign Currency

The functional currency of the Company’s foreign subsidiaries in Canada, Germany, China, and Japan is the respective local currency whereas the functional currency of the foreign subsidiary in the United Kingdom is the U.S. dollar. For the Canada, Germany, China and Japan entities, assets and liabilities are translated into U.S. dollars at the local current exchange rates in effect at the balance sheet date, and income and expense accounts are translated at the average exchange rates during the period. The resulting translation adjustments are included in accumulated other comprehensive income. Foreign currency translation loss was immaterial for the years ended December 31, 2023 and 2022.

As of December 31, 2022, a portion of the Company’s cash and cash equivalents was denominated in Japanese Yen. In addition, proceeds from the borrowings under the Secured Term Loan Agreement (as defined below) were also denominated in Japanese Yen. Monetary assets and liabilities are measuring into U.S. dollars at the local current exchange rates in effect at the balance sheet date. For the year ended December 31, 2022, a net $2.2 million foreign currency transaction loss was recorded in the Company’s consolidated statements of operation. For the year ended December 31, 2023, a net $0.8 million foreign currency transaction loss was recorded in the Company’s consolidated statements of operations and comprehensive income (loss) resulting from the repayment of the Secured Term Loan with Koito.

Convertible Preferred Stock

The Company records all shares of convertible preferred stock at their respective fair values on the dates of issuance, net of issuance costs, if applicable. The convertible preferred stock is recorded outside of permanent stockholders’ equity (deficit) because while it is not mandatorily redeemable, it is contingently redeemable into cash upon the occurrence of an event not solely within the Company’s control. When it is probable that a convertible preferred share will become redeemable, adjustments are recorded to adjust the carrying values. No adjustments were recorded for the years ended December 31, 2023 and December 31, 2022. Refer to Note 10 for more information on the rights, preferences, privileges, and restrictions associated with the convertible preferred stock.

Revenue Recognition

The Company recognizes revenue from contracts with its customers. A contract with a customer exists when both parties have approved the contract and are committed to perform their respective obligations, each party’s rights can be identified, payment terms can be identified, the contract has commercial substance, and it is probable that the Company will collect substantially all of the consideration it is entitled to. Revenue is recognized when, or as, performance obligations are satisfied by transferring control of a promised product or service to a customer.

The Company’s revenue is derived from product sales of lidar sensors to direct customers as well as from customization of our proprietary lidar capabilities for customers’ applications, referred to herein as development revenue. Revenue is recognized at a point in time when control of the products is transferred to the customer, generally occurring upon shipment in accordance with the terms of the related contract. Amounts billed to customers for shipping and handling are included in the transaction price and are not treated as separate performance obligations as these costs fulfill a promise to transfer the product to the customer. Shipping and handling costs paid by the Company are included in cost of revenue. Taxes collected from customers and remitted to governmental authorities are excluded from revenue on the net basis of accounting.

When a contract involves multiple promises, the Company accounts for individual performance obligations if the customer can benefit from each promise on its own or with other resources that are readily available to the customer and each promise is separately identifiable from other promises in the arrangement. In these situations, the arrangement consideration is allocated between the separate performance obligations in proportion to their estimated standalone selling price. The standalone selling price reflects the price the Company would charge for a specific

Annex E-77

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 1. Description of Business and Summary of Significant Accounting Policies (cont.)

product if it were sold separately in similar circumstances and to similar customers. If the selling price is not directly observable, the Company may estimate the stand-alone selling price through maximizing the use of observable inputs such as historical discounting, project cost estimates, and targeted margins.

Costs to obtain a contract

The Company generally expenses the incremental costs of obtaining a contract when incurred because the amortization period for these costs would be less than one year. These costs primarily relate to sales commissions and are recognized upon receiving customer payment, at the time of the customer order, or at the time of product shipment. Commission expense were immaterial for the years ended December 31, 2023 and 2022, which was recorded in selling, general and administrative expense in the Company’s consolidated statements of operations.

Contract balances

The timing of revenue recognition, billings, and cash collections generally results in accounts receivable recognized on the balance sheet. However, the Company may recognize contract liabilities when consideration is received from a customer prior to transferring goods or services to the customer. Contract liabilities are recognized as revenue after control of the products or services is transferred to the customer and all revenue recognition criteria have been met.

Customer deposits

The Company may recognize customer deposit liabilities when consideration is received from a customer prior to entering into a contract. Customer deposit liabilities are recognized as revenue when a contract with enforceable rights and obligations exists and all revenue recognition criteria have been met.

Right of return

The Company’s general terms and conditions for its contracts do not contain a right of return that allows the customer to return products and receive a credit. Therefore, the Company does not estimate returns and generally recognizes revenue upon shipment.

Significant financing components

The Company may receive payment from a customer either before or after the performance obligation has been satisfied. The expected timing difference between the payment and satisfaction of performance obligations for the vast majority of the Company’s contracts is one year or less; therefore, the Company applies a practical expedient and does not consider the effects of the time value of money. The Company’s contracts with customer prepayment terms do not include a significant financing component because the primary purpose is not to receive financing from the customers.

Cost of Revenue

Cost of revenue is comprised of lidar sensor and prototype cost of revenue and development cost of revenue. Lidar sensor and prototype cost of revenue includes the manufacturing cost of lidar sensors, which primarily consists of personnel-related costs directly associated with the Company’s manufacturing organization, and amounts paid to its third-party contract manufacturers and vendors. The Company’s cost of revenue also includes depreciation and amortization, cost of component inventory, product testing costs, costs of providing services, an allocated portion of overhead, facility and IT costs, warranty costs, excess and obsolete inventory and shipping costs. Development cost of revenue includes similar costs and specifically relates to development contracts and arrangements focused on specific development and customization of lidar capabilities.

Annex E-78

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 1. Description of Business and Summary of Significant Accounting Policies (cont.)

Product Warranties

The Company typically provides a one-year warranty on its products. Estimated future warranty costs are accrued and charged to cost of goods sold in the period that the related revenue is recognized. These estimates are derived from historical data and trends of product reliability and costs of repairing and replacing defective products. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary. Through December 31, 2023, there were immaterial changes to the accrued warranty liability which was recorded in accrued expenses and other current liabilities on the consolidated balance sheet.

Research and Development

Research and development expenses consist primarily of personnel-related costs directly associated with the Company’s research and development organization, with the remainder being prototype expenses, third-party engineering and contractor costs, an allocated portion of facility and IT costs and depreciation. The Company’s research and development efforts are focused on enhancing and developing additional functionality for its existing products and on new product development, including new releases and upgrades to its lidar sensors and embedded software. Research and development costs are expensed as incurred.

Advertising

Advertising costs are expensed as incurred and were $0.2 million and $0.4 million for the years ended December 31, 2023 and 2022, respectively, which was recorded in selling, general and administrative expense in the Company’s consolidated statements of operations.

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under this method, deferred income tax assets and liabilities are recorded based on the estimated future tax effects of differences between the financial statement and income tax basis of existing assets and liabilities. Deferred income tax assets and liabilities are recorded net and classified as non-current on the consolidated balance sheet. A valuation allowance is provided against the Company’s deferred income tax assets when their realization is not reasonably assured. The Company accrues for uncertain tax positions identified, which are not deemed more likely than not to be sustained if challenged, and recognizes interest and penalties accrued on unrecognized tax benefits as a component of income tax expense.

Stock-Based Compensation Expense

The Company grants stock options, restricted stock units (RSUs), and performance-based stock units (PSUs) to employees and non-employees. Stock-based compensation is recognized on a straight line basis over the requisite service period, which is generally the vesting period of the award except as otherwise disclosed.

The Company uses the Black-Scholes option pricing model to determine the fair value of its stock option awards. The determination of the fair value for stock options in connection with determining stock compensation requires judgment, including estimating the fair market value of common stock (prior to Business Combination), stock-price volatility, expected term, expected dividends, and risk-free interest rates. Prior to the Business Combination with the absence of a public trading market, the Company considered numerous objective and subjective factors to determine the fair market value of common stock. These factors included but were not limited to (i) contemporaneous third-party valuations of common stock; (ii) the rights and preferences of preferred stock relative to common stock; (iii) the lack of marketability of common stock; (iv) developments in the business; and (v) the likelihood of achieving a liquidity event, such as an initial public offering or sale of the Company, given prevailing market conditions. After the Business Combination, the fair market value of common stock is readily available.

Annex E-79

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 1. Description of Business and Summary of Significant Accounting Policies (cont.)

The fair value of RSUs is equal to the fair market value of the Company’s common stock on the grant date. The fair value of the PSUs at valuation date was determined using a Monte Carlo valuation model that utilizes significant assumptions, including expected volatility, dividend yield, stock price as of the valuation date, market capitalization targets and the corresponding share price targets necessary for each tranche of PSUs to vest, expected life, and risk-free rate.

Impairment of Long-Lived Assets

Long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require the testing of a long-lived asset or asset group for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined using various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. As a result of the cancellation of the GM series production award in December 2023, the Company recognized an impairment loss of $0.4 million associated with long-lived assets acquired specifically for production of ADAS lidar sensors. This loss is included within selling, general and administrative expense in the consolidated statement of operations and comprehensive income. No impairment loss was recognized for the year ended December 31, 2022.

Fair Value Measurements

The Company determines the fair value of an asset or liability based on the assumptions that market participants would use in pricing the asset or liability in an orderly transaction between market participants at the measurement date. The identification of market participant assumptions provides a basis for determining what inputs are to be used for pricing each asset or liability.

A fair value hierarchy has been established which gives precedence to fair value measurements calculated using observable inputs over those using unobservable inputs. This hierarchy prioritized the inputs into three broad levels as follows:

Level 1:	Quoted prices in active markets for identical instruments
Level 2:	Other significant observable inputs (including quoted prices in active markets for similar instruments)
Level 3:	Significant unobservable inputs (including assumptions in determining the fair value of certain investments)

Money market funds are highly liquid investments and are actively traded. The pricing information for the Company’s money market funds are readily available and can be independently validated as of the measurement date. This approach results in the classification of these securities as Level 1 of the fair value hierarchy. The Company’s short-term investments consisting of U.S. government agency securities and corporate debt securities are classified as Level 2 within the fair value hierarchy given their fair values are based on other significant observable inputs. As of December 31, 2023, the Company held $33.6 million in money market funds and $6.0 million in short-term investments. As of December 31, 2022, the Company held $10.4 million in money market funds and $3.7 million in short-term investments.

Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount within a range of loss can be reasonably estimated. When no amount within the range is a better estimate than any other amount, the Company accrues for the minimum amount within the range. Legal costs incurred in connection with loss contingencies are expensed as incurred. As a result of the series production award cancellation, the Company received loss claims

Annex E-80

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 1. Description of Business and Summary of Significant Accounting Policies (cont.)

from contract manufacturers that include item costs for which the Company believes it is not liable. The Company believes a loss from these specific item costs is reasonably possible but not probable, and therefore no accrual has been made as of December 31, 2023. No material liabilities for loss contingencies were accrued as of December 31, 2022. Refer to Note 17 for more information.

Recently Adopted Accounting Pronouncements

In August 2020, the FASB issued ASU 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) — Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity, which simplifies the accounting for convertible instruments by reducing the number of accounting models available for convertible debt instruments and convertible preferred stock. This update also amends the guidance for the derivatives scope exception for contracts in an entity’s own equity to reduce form-over-substance-based accounting conclusions. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. The update also requires entities to provide expanded disclosures about the terms and features of convertible instruments, how the instruments have been reported in the entity’s financial statements, and information about events, conditions, and circumstances that can affect how to assess the amount or timing of an entity’s future cash flows related to those instruments. The guidance is effective for interim and annual periods beginning after December 15, 2023 for smaller reporting companies. The Company adopted this standard on January 1, 2024 and the adoption of the standard is not expected to have any material impact to its consolidated financial statements and related disclosures.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which significantly changes the way entities recognize credit losses and impairment of financial assets recorded at amortized cost. Currently, the credit loss and impairment model for loans and leases is based on incurred losses, and investments are recognized as impaired when there is no longer an assumption that future cash flows will be collected in full under the originally contracted terms. Under the new current expected credit loss (“CECL”) model, the standard requires immediate recognition of estimated credit losses expected to occur over the remaining life of the asset. As the Company is an emerging growth company, the standard will be effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company adopted this standard on January 1, 2023 using the modified retrospective method, and the adoption of the standard did not have any material impacts to its consolidated financial statements and related disclosures.

Recently Issued Accounting Pronouncements

In November 2023, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which requires an enhanced disclosure of significant segment expenses on an annual and interim basis. This guidance will be effective for the annual periods beginning the year ended December 31, 2024, and for interim periods beginning January 1, 2025. Early adoption is permitted. Upon adoption, the guidance should be applied retrospectively to all prior periods presented in the financial statements. The Company is currently evaluating the impact of adopting this new pronouncement on its consolidated financial statements disclosures.

Note 2. Business Combination

On February 10, 2022, the Business Combination was consummated and the following disclosure has been retained from our previously filed Form 10-K for the comparative prior period in 2022.

The Business Combination was accounted for as a reverse recapitalization as Legacy Cepton was determined to be the accounting acquirer under FASB ASC Topic 805, Business Combinations (ASC 805).

In connection with the Business Combination, outstanding capital stock of Legacy Cepton was converted into common stock of Legacy Cepton and then subsequently converted into Class A common stock of the Company, representing a recapitalization, and the net assets of the Company were acquired at historical cost, with no

Annex E-81

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 2. Business Combination (cont.)

goodwill or intangible assets recorded. Legacy Cepton was deemed to be the predecessor of the Company, and the consolidated assets and liabilities and results of operations prior to the Closing Date are those of Legacy Cepton. The shares and corresponding capital amounts prior to the Business Combination, have been retroactively restated as shares reflecting an exchange ratio of approximately 2.449 (the “Exchange Ratio”). Operations prior to the Business Combination were those of Legacy Cepton in future reports of the combined entity.

PIPE Investment

Contemporaneously with the execution of the Merger Agreement, GCAC entered into subscription agreements with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase an aggregate of 595,000 shares of common stock at a purchase price of $100.00 per share (as adjusted to reflect the Reverse Stock Split), or an aggregate purchase price of $59.5 million (the “PIPE Investment”).

Public and Private Placement Warrants

GCAC warrants issued in connection with the IPO (“Public Warrants”) and in connection with the private placement units held by the Sponsor (“Private Placement Warrants”) remained outstanding after the closing of the Business Combination. The Public Warrants are equity-classified and were valued based on the instruments’ publicly listed trading price as of the Closing Date. The Private Placement Warrants are liability-classified and are valued on a recurring basis with changes in fair value recognized as a gain or loss upon remeasurement (see Note 14).

Transaction Costs

The Company incurred direct and incremental costs of approximately $31.7 million in connection with the Business Combination and the related equity issuance, consisting primarily of investment banking, legal, accounting, and other professional fees, which were recorded to additional paid-in capital as a reduction of proceeds. An approximate additional $2.6 million of transaction costs were recorded in general and administrative expense related to the liability classified instruments assumed subsequent to the Business Combination during 2022. There were no transaction costs related to the Business Combination recorded during 2023.

Transaction Proceeds

Upon closing of the Business Combination and PIPE Investment, the Company received gross proceeds of $76.1 million, offset by total transaction costs of $40.7 million.

Note 3. Revenue

The Company disaggregates its revenue from contracts with customers by country of domicile based on the shipping location of the customer. Total revenue disaggregated by country of domicile is as follows (dollars in thousands):

	Year Ended December 31,
	2023		2022
	Revenue	% of Revenue	Revenue	% of Revenue
Revenue by country of domicile:
Japan	$7,020	54%	$3,948	53%
United States	5,459	42%	2,400	32%
China	386	3%	880	12%
Other	191	1%	198	3%
Total	$13,056	100%	$7,426	100%

As of December 31, 2023 and 2022, the Company had $0.4 million and $0.5 million, respectively, of contract liabilities included in accrued expenses and other current liabilities and no contract assets.

Annex E-82

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 4. Fair Value Measurement

The following table summarize the Company’s assets measured at fair value on a recurring basis, by level, within the fair value hierarchy (in thousands):

	December 31, 2023
	Level 1	Level 2	Level 3	Total
Assets:
Cash equivalents:
Money market funds	$33,562	$—	$—	$33,562
Total cash equivalents	$33,562	$—	$—	$33,562
Short-term investments:
Commercial paper	$—	$5,969	$—	$5,969
Total short-term investments	—	5,969	—	5,969
Total assets measured at fair value	$33,562	$5,969	$—	$39,531

Liabilities:
Warrant liability	$—	$43	$—	$43
Earnout liability	—	—	93	93
Total liabilities measured at fair value	$—	$43	$93	$136
	December 31, 2022
	Level 1	Level 2	Level 3	Total
Assets:
Cash equivalents:
Money market funds	$10,437	$—	$—	$10,437
Total cash equivalents	$10,437	$—	$—	$10,437
Short-term investments:
Corporate debt securities	$—	$3,703	$—	$3,703
Total short-term investments	—	3,703	—	3,703
Total assets measured at fair value	$10,437	$3,703	$—	$14,140

Liabilities:
Warrant liability	$—	$440	$—	$440
Earnout liability	—	—	920	920
Total liabilities measured at fair value	$—	$440	$920	$1,360

Cash equivalents consist of money market funds with original maturities of three months or less at the time of purchase, and the carrying amount is a reasonable estimate of fair value. Short-term investments consist of investment securities with original maturities greater than three months but less than twelve months and are included as current assets in the consolidated balance sheets. For corporate debt securities, the fair value approximates amortized cost basis.

Because the transfer of Private Placement Warrants to non-permitted transferees would result in the Private Placement Warrants having substantially the same terms as the Public Warrants, the Company determined that the fair value of each Private Placement Warrant is consistent with that of a Public Warrant. Accordingly, the Private Placement Warrants are classified as Level 2 financial instruments under warrant liability.

The value of the earnout liability is classified as Level 3 under the fair value hierarchy because it has been valued based on significant inputs not observable in the market.

Annex E-83

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 4. Fair Value Measurement (cont.)

Changes in Level 3 liabilities related to earnout liability measured at fair value for the year ended December 31, 2023 (in thousands):

Year Ended December 31, 2023
Balance as of December 31, 2022	$920
Gain on change in fair value of earnout liability	(827)
Balance as of December 31, 2023	$93

The gain on change in the fair value of the earnout liability was shown in the consolidated statement of operations and comprehensive income (loss).

Note 5. Inventories

Inventories consist of the following as of December 31, 2023 and 2022 (in thousands):

	December 31,
	2023	2022
Raw materials	$1,182	$1,179
Work-in-process	876	1,141
Finished goods	338	665
Total inventories	$2,396	$2,985

Inventories are carried and depicted above at the lower of cost or net realizable value. For the years ended December 31, 2023 and 2022, the Company had write-downs of $1.0 million and $0.4 million, respectively.

Note 6. Prepaid expense and other current assets

Prepaid expense and other current assets consisted of the following as of December 31, 2023 and 2022 (in thousands):

	December 31,
	2023	2022
Prepaid insurance	$365	$2,533
Other prepaid expenses	737	1,376
Deferred transaction costs	—	993
Payroll tax receivable	—	865
Other current assets	151	505
Total prepaid expense and other current assets	$1,253	$6,272

Note 7. Property and Equipment, Net

Property and equipment, at cost, consists of the following as of December 31, 2023 and 2022 (in thousands):

	December 31,
	2023	2022
Machinery and equipment	$2,326	$1,445
Automobiles	45	101
Leasehold improvements	235	189
Computer and equipment	116	116
Total property and equipment	2,722	1,851
Less: accumulated depreciation and amortization	(1,272)	(869)
Total property and equipment, net	$1,450	$982

The aggregate depreciation and amortization related to property and equipment was $0.5 million and $0.3 million for the years ended December 31, 2023 and 2022, respectively.
Annex E-84

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 8. Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consisted of the following as of December 31, 2023 and 2022 (in thousands):

	December 31,
	2023	2022
Accrued payroll	$878	$1,300
Accrued expenses and taxes	2,798	375
Deferred revenue	367	525
Warranty reserve	23	65
Total accrued expenses and other current liabilities	$4,066	$2,265

As of December 31, 2023, accrued expenses and taxes includes a $2.2 million accrual related to contractual liabilities arising from the series production award cancellation.

Note 9. Debt

Trinity Loan Agreement

On January 4, 2022, Legacy Cepton entered into a loan and security agreement and subsequent amendments (“Trinity Loan Agreement”) with Trinity Capital Inc. (“Trinity”) to borrow up to $25.0 million through January 1, 2023 at a floating per annum rate equal to the greater of (i) 10.75% or (ii) the prime rate plus 7.0%. The loan had a maturity date of February 1, 2026. In connection with the Trinity Loan Agreement, Legacy Cepton issued a warrant to purchase 96,998 shares of Legacy Cepton’s common stock with an exercise price of $16.89 per share (see Note 14). Legacy Cepton accounted for the issuance of the warrant as a commitment fee asset recorded in prepaid expenses and other current assets in the consolidated balance sheet. The fair value of the warrant was estimated to be $1.3 million on the date of issuance. On January 4, 2022, Legacy Cepton borrowed $10.0 million under the agreement, incurring $0.3 million in transaction costs which were accounted for as a debt discount. Legacy Cepton also recognized a pro rata portion of the warrant fair value as a debt discount related to the $10.0 million loan. Amortization of debt discounts, in accordance with the effective interest method, are recorded as interest expense in the accompanying consolidated statement of operations and comprehensive income (loss). Obligations under the Trinity Loan Agreement were secured by interest in substantially all of the Company’s assets. The agreement contained customary affirmative and negative covenants.

For the year ended December 31, 2022, the Company recognized $2.0 million in interest expense in connection with the borrowings under the Trinity Loan Agreement. On November 7, 2022, the Company repaid all outstanding principal and accrued interest under and terminated the Trinity Loan Agreement including a 1.5% prepayment penalty and 2.5% end of term payment. The Company recorded a $1.0 million loss on extinguishment of debt during the year ended December 31, 2022.

Secured Term Loan Agreement with Koito

On October 27, 2022, the Company entered into an Investment Agreement (the “Investment Agreement”) with Koito (See Note 10). Concurrently with the execution of the Investment Agreement, the Company entered into a Secured Term Loan Agreement with Koito to borrow Japanese Yen ¥5.8 billion (approximately $39.4 million) (the “Secured Term Loan Agreement”). The loan accrued interest at a rate equal to 1.0% per annum and was payable at maturity. The Secured Term Loan Agreement entered into with Koito was a related party transaction issued at a below market interest rate. To reflect what a similar debt instrument would be issued at with a market interest rate, the Company recorded a $2.0 million debt discount accounted for as a capital contribution within additional paid-in capital in the consolidated balance sheet as of December 31, 2022. Amortization of the debt discount, in accordance with the effective interest method, was recorded as interest expense in the accompanying consolidated statement of operations and comprehensive income (loss). The loan was set to mature on the earlier of three business days after the closing of the transactions contemplated by the Investment Agreement and the date on which the Investment Agreement is

Annex E-85

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 9. Debt (cont.)

terminated in accordance with its terms. On November 7, 2022, the Company borrowed ¥5.8 billion (approximately $39.4 million) under the Secured Term Loan Agreement. Obligations under the Secured Term Loan Agreement were secured by interest in substantially all of the Company’s assets, including all patents. The agreement contained customary affirmative and negative covenants. On January 24, 2023, the Company repaid all outstanding principal and accrued interest under the Secured Term Loan Agreement.

For the year ended December 31, 2023, the Company recognized $0.3 million in interest expense in connection with the borrowings under the Secured Term Loan Agreement. Additionally, the Company recognized a $0.8 million foreign currency transaction loss on repayment using the applicable exchange rate on January 24, 2023 and a $1.1 million loss on extinguishment of debt. For the year ended December 31, 2022, the Company recognized $0.8 million in interest expense in connection with the borrowings under the Secured Term Loan Agreement. Additionally, the Company recognized a $4.3 million foreign currency transaction loss on remeasurement using the applicable exchange rate on December 31, 2022.

Note 10. Convertible Preferred Stock

Convertible Preferred Stock Prior to Business Combination

Prior to the Business Combination, Legacy Cepton had shares of $0.00001 par value Series A, Series B, Series B-1, and Series C preferred stock outstanding, all of which were convertible into shares of common stock of Legacy Cepton on a 1:1 basis, subject to certain anti-dilution protections. Upon the closing of the Business Combination on February 10, 2022, each share of convertible preferred stock issued and outstanding was converted into shares of common stock at the Exchange Ratio. As discussed in Note 2, the Company has retroactively adjusted the shares issued and outstanding prior to February 10, 2022 to give effect to the Exchange Ratio.

Convertible Preferred Stock with Koito

On October 27, 2022, the Company entered into the Investment Agreement with Koito pursuant to which, among other things, at the closing of the transactions, and based on the terms and subject to the conditions set forth therein, the Company issued and sold to Koito, 100,000 shares of Series A Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Stock”), for a purchase price of $100.0 million (the “Initial Liquidation Preference”). The issuance and sale of the Preferred Stock and related matters were approved by the Company’s stockholders on January 11, 2023, and the Preferred Stock issued to Koito on January 19, 2023. In connection with the issuance of the Preferred Stock, the Company incurred direct and incremental expenses of $1.1 million, comprised of transaction fees, and financial advisory and legal expenses, which reduced the carrying value of the Preferred Stock.

As of December 31, 2023, the Company had authorized 5,000,000 shares of preferred stock, each with par value of $0.00001. As of December 31, 2023, there were 100,000 shares of preferred stock issued and outstanding.

Dividend Provisions

The Preferred Stock ranks senior to the Company’s common stock with respect to payment of dividends and rights on the distribution of assets on any liquidation, dissolution or winding up of the affairs of the Company and ranks junior to all secured and unsecured indebtedness. The Preferred Stock has an Initial Liquidation Preference of $100.0 million, representing an aggregate Liquidation Preference (as defined below) of $100.0 million upon issuance. At the Company’s election, the Preferred Stock carries a 4.25% per annum dividend if paid in kind or a 3.25% per annum dividend if paid in cash, in each case payable quarterly in arrears. Holders of the Preferred Stock are entitled to the dividend regardless of whether declared by the Company’s board of directors. Such dividends shall accrue and compound quarterly in arrears from the date of issuance of the shares. The Preferred Stock is also entitled to fully participate in any dividends paid to the holders of common stock in cash, in stock or otherwise, on an as-converted basis.

Annex E-86

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 10. Convertible Preferred Stock (cont.)

Liquidation Rights

In the event of any Liquidation, holders of the Preferred Stock are entitled to receive an amount per share equal to the greater of (1) the Initial Liquidation Preference per share plus any accrued or declared but unpaid dividends on such shares (the “Liquidation Preference”) or (2) the amount payable if the Preferred Stock were converted into common stock. The Preferred Stock will have distribution and liquidation rights senior to all other equity interests of the Company. As of December 31, 2023, the Liquidation Preference of the Preferred Stock was $104.1 million.

Conversion Feature

The Preferred Stock may be converted, at any time in whole or in part at the option of the holder, beginning on January 19, 2024, into shares of the Company’s common stock equal to the quotient obtained by dividing the sum of the Liquidation Preference by the conversion price of $25.85 (the “Conversion Price”), as adjusted to reflect the Reverse Stock Split.

Anti-Dilution Provisions

The Conversion Price of the Preferred Stock has customary anti-dilution provisions for stock splits, stock dividends, sales of shares through a tender or exchange offer, including under the Purchase Agreement with Lincoln Park (as defined below), subject to customary exceptions for issuances pursuant to current or future equity-based incentive plans or arrangements (including upon the exercise of employee stock options).

Optional Redemption

The Company has the option, upon 30 days’ advance notice, to (A) repurchase all (but not less than all) of the outstanding Preferred Stock held by Koito or a Permitted Transferee (as defined in the Investment Agreement) on or after the second anniversary of the closing occurring after the end of the applicable fiscal year for which the Company has recorded positive net income, if the Company has recorded positive net income pursuant to GAAP in its audited financial statements for any fiscal year the end date of which falls after the fifth anniversary of the closing and (B) all or any portion of the outstanding Preferred Stock not held by Koito or a Permitted transferee any time after the seventh anniversary of the closing.

Fundamental Change Put Right

Upon occurrence of a fundamental change event, each holder of outstanding shares of the Preferred Stock has the right to require the Company to repurchase any or all of their Preferred Stock at a purchase price per share equal to the Liquidation Preference or in lieu of a repurchase, elect to convert the Preferred Stock into the Company’s common stock equal to the quotient obtained by dividing 110% of the Liquidation Preference by the Conversion Price.

A fundamental change is defined as either the direct or indirect sale, or other disposition of all or substantially all assets of the Company and its subsidiaries to any third party or the consummation of any transaction, the result of which is that any third party or group of third parties become the beneficial owner of more than 50% of the voting power of the Company. Solely with respect to shares held by Koito, the definition of a fundamental change is expanded to include agreements entered by the Company to issue equity exceeding 10% of the Company’s common stock, or any strategic alliance partnership, or joint venture agreement to a third party deemed to be a competitor with Koito (subject to certain exceptions).

Note 11. Stockholders’ Equity (Deficit)

Common Stock

Holders of Legacy Cepton’s common stock were entitled to one vote per share, and to receive dividends when, as and if declared by the board of directors, and, upon liquidation or dissolution, were entitled to receive all assets available for distribution to stockholders. The holders had no preemptive or other subscription rights and there were no

Annex E-87

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 11. Stockholders’ Equity (Deficit) (cont.)

redemption or sinking fund provisions with respect to such shares. Upon the closing of the Business Combination on February 10, 2022, each share of Legacy Cepton common stock issued and outstanding was converted into common stock of the Company at the Exchange Ratio.

As of December 31, 2023, the Company had authorized 35,000,000 shares of common stock, each with a par value of $0.00001. As of December 31, 2023, there were 15,861,494 shares of common stock issued and outstanding. See Note 1 Basis of Presentation and Principles of Consolidation for more information regarding the Reverse Stock Split and Authorized Shares Reduction and the retroactive adjustment therefor in this Report.

Lincoln Park Transaction

On November 24, 2021, Legacy Cepton entered into a Purchase Agreement with Lincoln Park Capital Fund, LLC (“Lincoln Park” or “LPC”), pursuant to which Lincoln Park has agreed to purchase up to $100.0 million of common stock (subject to certain limitations contained in the Purchase Agreement) from time to time over a 36-month period (the “Purchase Agreement”) after the consummation of the Business Combination and certain other conditions set forth in the Purchase Agreement. The Company may, from time to time and at its sole discretion, direct Lincoln Park to purchase common stock in accordance with daily dollar thresholds as determined within the Purchase Agreement. The purchase price per share for common stock will be the lower of: (i) the lowest trading price for shares of common stock on the market in which it is listed, on the applicable purchase date and (ii) the average of the three (3) lowest closing sale price for common stock during the ten (10) consecutive business days ending on the business day immediately preceding such purchase date. In consideration for entering into the Purchase Agreement, the Company issued, as a commitment fee, 5,000 shares of common stock to Lincoln Park on the date of the closing of the Business Combination and subsequently an additional 15,000 shares of common stock 180 days after the date of the closing of the Business Combination (shares adjusted to reflect the Reverse Stock Split).

As of December 31, 2023 and December 31, 2022, 114,251 shares of common stock had been sold to Lincoln Park under the Purchase Agreement for consideration of $1.7 million. For the year ended December 31, 2023, no shares of common stock were sold to Lincoln Park under the Purchase Agreement.

Class F Stock

Holders of Legacy Cepton’s Class F stock were entitled to the same voting rights as the equivalent number of common stock on an as-converted basis, and to receive dividends when, as and if declared by the board of directors. The holders had conversion rights for conversion into shares of common stock and preferred stock. The holders were subject to vesting terms wherein each holder acquired a vested interest in the stock over a service period of four years. Upon the closing of the Business Combination, each share of Legacy Cepton’s Class F stock issued and outstanding was converted to common stock of the Company at the Exchange Ratio.

Note 12. Stock-Based Compensation

Equity Incentive Plans

On July 5, 2016, Legacy Cepton adopted the 2016 Stock Plan (the “2016 Plan”) under which 4,800,000 shares of Legacy Cepton’s common stock were reserved for issuance to employees, nonemployee directors, consultants, and advisors. As a result of the Business Combination, the Company no longer grants new incentive awards under the 2016 Plan and there were no shares reserved or available for future issuance under the 2016 Plan. Incentive awards existing under the 2016 Plan immediately prior to the Business Combination were converted into options to receive shares of common stock through application of the Exchange Ratio (“Post Conversion Awards”).

On February 10, 2022, the Company adopted the 2022 Stock Plan (the “2022 Plan”) under which 1,512,314 shares of the Company’s common stock, as adjusted to reflect the Reverse Stock Split, were reserved for issuance to employees, nonemployee directors, consultants, and advisors. Per the terms of the 2022 Plan, in the event any Post Conversion Awards issued and outstanding under the 2016 Plan are cancelled, terminated, or expire, said number of

Annex E-88

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 12. Stock-Based Compensation (cont.)

shares will be made available for issuance under the 2022 Plan. The share limit shall automatically increase on the first trading day in January of every calendar year during the term of the 2022 Plan, by an amount equal to the lesser of (i) two percent (2%) of the total number of shares of common stock issued and outstanding on December 31 of the immediately preceding calendar year or (ii) such number of shares of common stock as may be established by the board of directors. As of December 31, 2023, as adjusted to reflect the Reverse Stock Split, there were 1,825,809 shares of common stock reserved for issuance under the 2022 Plan.

Incentive Stock Options and Nonqualified Stock Options

Stock options generally vest over four years, subject to a service condition, with 25% of the awarded stock options vesting on the first anniversary of the grant date and the remaining 75% vesting monthly over the remaining 36 months. The options expire 10 years from grant date.

A summary of the Company’s employee and nonemployee stock option activity for the years ended December 31, 2023 and 2022, as adjusted to reflect the Reverse Stock Split, is presented below:

	Option Shares	Weighted Average Exercise Price	Weighted Average Remaining Contract Term (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2021	1,664,448	$19.10	7.5	$126,591
Granted	68,105	78.00
Exercised	(173,889)	5.80
Expired/Forfeited	(132,532)	41.60
Outstanding as of December 31, 2022	1,426,132	$21.45	6.5	$6,486
Granted	8,500	4.45
Exercised	(30,685)	1.00
Expired/Forfeited	(145,464)	44.02
Outstanding as of December 31, 2023	1,258,483	$19.22	4.5	$767
Exercisable, December 31, 2023	1,136,831	$16.93	4.2	$767
Vested and expected to vest as of December 31, 2023	1,258,483	$19.22	4.5	$767

For the years ended December 31, 2023 and 2022, the estimated weighted-average grant-date fair value of options granted was $2.03 and $3.15 per share, respectively. As of December 31, 2023 and 2022, there was $2.7 million and $9.0 million of unrecognized stock-based compensation expense related to unvested stock options expected to be recognized over a weighted-average period of 1.3 years and 2.0 years, respectively. The total intrinsic value of options exercised during the years ended December 31, 2023 and 2022 was $0.1 million and $4.8 million, respectively. The Company recognizes forfeitures as they occur.

The Company estimates the fair value of its options on grant date using the Black-Scholes option-pricing model, which requires the input of subjective assumptions, including the expected stock price volatility over the expected term of the options, expected term of the options, the risk-free interest rate for the expected term of the options, and expected dividends.

Stock price:    The grant date fair value of the common stock, prior to the closing of the Business Combination was determined using valuation methodologies that utilize certain assumptions, including probability weighting of events, volatility, time to liquidation, risk-free interest rate, and an assumption for a discount for lack of marketability. Subsequent to the Business Combination, the grant date fair value of the common stock is the publicly traded closing price as reported on Nasdaq.

Annex E-89

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 12. Stock-Based Compensation (cont.)

Expected Volatility:    Expected volatility was estimated based on the average historical volatility of comparable companies’ stock, as the Company does not have a sufficient trading history to determine historical volatility.

Risk-Free Interest Rate:    The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of issuance for zero-coupon U.S. Treasury notes with maturities corresponding to the expected terms of the options.

Expected Term:    The expected term of options granted is based on the expected life of the stock options, giving consideration to the contractual terms and vesting schedules. Prior to the Business Combination, the expected term of the options was estimated using the simplified method because the Company did not have sufficient historical exercise data to provide a reasonable basis upon which to estimate the expected term for options.

Expected Dividend Yield:    The expected dividend rate is zero as the Company currently has no history or expectation of declaring dividends in the foreseeable future.

The weighted-average assumptions used in the Black-Scholes option-pricing model for stock options for the years ended December 31, 2023 and 2022, were as follows:

	Year Ended December 31,
	2023	2022
Stock price	$3.70 – $5.30	$14.70 – $94.00
Expected volatility	41%	39 – 41%
Risk-free interest rate	3.75 – 4.28%	1.79 – 3.98%
Expected term	5.84 – 6 years	5.92 – 6 years
Expected dividend yield	—%	—%

Restricted Stock Units

The Company granted RSUs under the 2022 Plan. Each RSU granted under the 2022 Plan represents a right to receive one share of the Company’s common stock when the RSU vests. RSUs generally vest over a period of one to four years, subject to a service condition. The fair value of RSU is equal to the fair value of the Company’s common stock on the date of grant.

A summary of the Company’s RSU activity for the years ended December 31, 2023 and 2022, as adjusted to reflect the Reverse Stock Split, is presented below:

	RSU Shares	Weighted Grant Date Fair Value
Outstanding as of December 31, 2021	—	$—
Granted	537,115	$25.60
Released	(18,115)	$23.10
Forfeited	(48,132)	$26.10
Outstanding as of December 31, 2022	470,868	$25.66
Granted	489,762	$10.19
Released	(173,077)	$25.79
Forfeited	(179,524)	$14.81
Outstanding as of December 31, 2023	608,029	$16.36

As of December 31, 2023 and 2022, there was $6.7 million and $9.3 million of unrecognized stock-based compensation expense related to unvested RSUs expected to be recognized over a weighted-average period of 2.0 years and 2.3 years, respectively. The total intrinsic value of RSUs outstanding at December 31, 2023 and 2022, was $1.9 million and $6.0 million, respectively. The Company recognizes forfeitures as they occur.

Annex E-90

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 12. Stock-Based Compensation (cont.)

Performance-based Stock units

For the year ended December 31, 2022, the Company granted 12,300 shares of performance-based stock units (“PSUs”) under the 2022 Plan, with 6,600 shares in the first tranche and 5,700 shares in the second tranche. Each grant consists of two market-based vesting tranches, with the first tranche to vest if, at the close of regular trading for 20 trading days out of any period of 30 consecutive trading days, either (i) the price of the Company’s common stock exceeds $150.00 per share or (ii) the Company’s market capitalization exceeds $2.1 billion; and the second tranche to vest if, at the close of regular trading for 20 trading days out of any period of 30 consecutive trading days, either (i) the price of the Company’s common stock exceeds $175.00 per share or (ii) the Company’s market capitalization exceeds $2.5 billion, provided in each case that the applicable stock price or market capitalization goal must be achieved no later than February 10, 2025 for the applicable tranche to vest, and provided further that the vesting of each tranche is subject to the grantee’s continued employment with the Company through the day on which the applicable goal is achieved.

The fair value of the PSUs at valuation date was determined using a Monte Carlo valuation model that utilizes significant assumptions, including expected volatility, dividend yield, stock price as of the valuation date, market capitalization targets and the corresponding share price targets necessary for each tranche of PSUs to vest, expected life, and risk-free rate.

The fair value of the PSUs at valuation date was $0.1 million with weighted-average grant date fair value of $9.77, amortizing over a derived service period of 21 and 22 months for each tranche, respectively. As of December 31, 2023, unrecognized stock-based compensation expense related to PSU’s was immaterial, which was expected to be recognized over a weighted-average period of 1.1 years. Subsequent to December 31, 2023, 5,600 shares of PSUs were cancelled due to resignation of an employee.

The weighted-average fair value of the PSUs was determined using the Monte Carlo simulation model incorporating the following weighted-average assumptions as of grant date on May 3, 2022:

Grant date stock price	$29.80
Expected volatility	74.0%
Risk-free interest rate	2.90%
Expected term	2.8 years
Expected dividend yield	0%

Stock-Based Compensation

For the years ended December 31, 2023 and 2022, the Company recorded stock-based compensation expense related to options granted to employees and non-employees as follows (in thousands):

	Year Ended December 31,
	2023	2022
Cost of revenue	$187	$165
Research and development expense	4,124	4,400
Selling, general and administrative expense	4,261	3,678
Total stock-based compensation expense	$8,572	$8,243

The Company capitalized $0.2 million of stock-based compensation expense into inventory for the years ended December 31, 2023 and 2022. There were no modifications during the year ended December 31, 2023. For the year ended December 31 2022, the Company recognized additional stock-based compensation expense of $0.4 million as a result of modification related to a cancelled option and accelerated RSUs.

Annex E-91

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 13. Earnout Liability

In addition to the shares issued upon closing of the Business Combination (see Note 2), additional contingent shares (“Earnout Shares”) are payable to each holder of common stock and/or options receiving consideration in the Business Combination, in the amounts set forth below:

(a)     If the closing share price of the Company’s common stock equals or exceeds $150.00 per share for any 20 trading days within any consecutive 30-trading day period that occurs after February 10, 2022 and on or prior to February 10, 2025, then, the Company will issue to each holder of common stock that is entitled to Earnout Shares a number of shares of common stock equal to such holder’s pro rata portion of 700,000 shares.

(b)    If the closing share price of the Company’s common stock equals or exceeds $175.00 per share for any 20 trading days within any consecutive 30-trading day period that occurs after February 10, 2022 and on or prior to February 10, 2025, the Company will issue to each holder of common stock that is entitled to Earnout Shares a number of shares of common stock equal to such holder’s pro rata portion of 600,000 shares.

The Company concluded the Earnout Shares meet the criteria for liability classification due to the existence of contingent settlement provisions that could result in holders receiving differing amounts of shares depending on the Company’s stock price or the price paid in a change of control. Because the settlement is not solely determined by the share price of the Company (that is, the share price observed in or implied by a qualifying change-in-control event), but also by the occurrence of a qualifying change-in-control event, this causes the Earnout Shares to not be indexed to the Company’s own shares, resulting in liability classification. Upon the closing of the Business Combination, the Company recorded these instruments as liabilities on the consolidated balance sheet at fair value and will recognize subsequent changes in fair value in earnings at each reporting date. The fair value of the earnout liability was determined using a Monte Carlo valuation model that utilizes significant assumptions, including expected volatility, expected term, and risk-free rate, to determine the probability of achieving the common share price milestones.

The following table summarizes the assumptions used in estimating the fair value of the earnout liability at each of the relevant dates:

	December 31, 2023	December 31, 2022
Stock price	$3.14	$12.70
Expected volatility	117.0%	79.0%
Risk-free interest rate	5.32%	4.42%
Expected term	1.2 years	2.1 years
Expected dividend yield	0%	0%

Stock price:    the stock price was based on the closing price as of the valuation date, as adjusted to reflect the Reverse Stock Split.

Expected volatility:    the volatility rate was determined using a mix of historical and implied volatilities of selected industry peers deemed to be comparable to the Company’s business, corresponding to the expected term of the awards.

Risk-free interest rate:    The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of issuance for zero-coupon U.S. Treasury notes with maturities corresponding to the expected 3-year term of the earnout period.

Expected term:    The expected term is the remaining term of the three-year earnout period.

Expected dividend yield:    The expected dividend rate is zero as the Company currently has no history or expectation of declaring dividends in the foreseeable future.

Annex E-92

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 13. Earnout Liability (cont.)

For the year ended December 31, 2023, the Company recorded a gain of $0.8 million in the consolidated statement of operations and comprehensive income (loss) for the change in fair value of the earnout liability. As of December 31, 2023, the balance of the earnout liability was approximately $0.1 million. For the year ended December 31, 2022, the Company recorded a gain of $74.1 million in the consolidated statement of operations and comprehensive income (loss) for the change in fair value of the earnout liability. As of December 31, 2022, the balance of the earnout liability was approximately $0.9 million.

Note 14. Warrants

Common Stock Warrants Assumed in Business Combination

As part of GCAC’s initial public offering, 8,625,000 Public Warrants were sold. The terms of outstanding warrants and equity-based awards (including exercise price and number of shares issuable thereunder) were proportionately adjusted to reflect the Reverse Stock Split. The as-adjusted terms of the Public Warrants provide that every ten shares of common stock that could have been purchased pursuant to the exercise of warrants prior to the Effective Date represent one share of common stock that may be purchased pursuant to such warrants following the Effective Date. The exercise price for each warrant following the Effective Date equals the product of 10 multiplied by the exercise price prior to the Effective Date; accordingly, the exercise price for the Company’s warrants is $115.00 per share following the Effective Date. The Public Warrants may be exercised only for a whole number of shares of common stock. The Public Warrants will expire five years after the completion of the Business Combination, or earlier upon redemption or liquidation. The Public Warrants are listed on Nasdaq under the symbol “CPTNW”.

The Company may redeem the Public Warrants when exercisable, in whole and not in part, at a price of $0.01 per warrant, so long as the Company provides not less than 30 days’ prior written notice of redemption to each warrant holder, and only if the reported last sale of common stock equals or exceeds $180.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date the Company sends the notice of redemption to the warrant holders.

Simultaneously with GCAC’s initial public offering, GCAC consummated a private placement of 5,175,000 Private Placement Warrants with the Sponsor. The Private Placement Warrants are identical to the Public Warrants, including with respect to the Reverse Stock Split adjustments described above, except that the Private Placement Warrants are non-redeemable so long as they are held by the initial purchasers or such purchaser’s permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Company concluded the Private Placement Warrants meet the criteria for liability classification due to the existence of a settlement provision that adjusts the settlement amount based on who the holder of the warrant is (i.e., permitted vs. non-permitted transferees). This provision causes the Private Placement Warrants to not be indexed to the Company’s own shares, resulting in liability classification. Upon consummation of the Business Combination, the fair value of the Private Placement Warrants was recorded at a value of approximately $2.6 million. The fair value of the Private Placement Warrants was immaterial on December 31, 2023. For the year ended December 31, 2023 , the Company recorded a gain of $0.4 million and in the consolidated statement of operations and comprehensive income (loss) for the change in fair value of the liability. For the year ended December 31, 2022, the Company recorded a gain of $2.1 million in the consolidated statement of operations and comprehensive income (loss) for the change in fair value of the liability.

Annex E-93

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 14. Warrants (cont.)

Common Stock Warrants Issued with Borrowings

In August 2019, Legacy Cepton entered into a loan and security agreement (“2019 Loan Agreement”) with Silicon Valley Bank (“SVB”) that allowed for borrowings of up to $5.0 million under a term loan through July 31, 2020 (which was repaid in February 2020). In connection with the 2019 Loan Agreement, Legacy Cepton issued detachable warrants (“SVB warrants”) to purchase an aggregate of 60,000 shares of Legacy Cepton’s common stock. Immediately prior to the consummation of the Business Combination, the SVB warrants were net exercised and subsequently converted into shares of common stock of the Company.

On January 4, 2022, in connection with the Trinity Loan Agreement, Legacy Cepton issued a warrant to purchase 96,998 shares of Legacy Cepton’s common stock with an exercise price of $16.89 per share. The warrant was immediately exercisable and expires on January 4, 2032. The Company concluded the warrant meets the criteria for liability classification due to the existence of contingent settlement provisions that could result in holders receiving differing amounts of shares depending on the Company’s stock price or the price paid in a change of control. Because the settlement is not solely determined by the share price of the Company (that is, the share price observed in or implied by a qualifying change-in-control event), but also by the occurrence of a qualifying change-in-control event, this causes the warrant to not be indexed to the Company’s own shares, resulting in liability classification. The fair value of the warrant was initially estimated to be $1.3 million using the Black-Scholes valuation model. Immediately prior to the consummation of the Business Combination, the Trinity warrants were net exercised and subsequently converted into shares of common stock. For the year ended December 31, 2022, the Company recorded a gain of $0.7 million in the consolidated statement of operations and comprehensive income (loss).

Note 15. Income Taxes

(Loss) income before income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2023	2022
Domestic	$(48,606)	$9,620
Foreign	76	(224)
(Loss) income before income taxes	$(48,530)	$9,396

Provision for income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2023	2022
Current:
Federal	$—	$—
State	—	—
Foreign	16	16
Total Current	16	16

Deferred:
Federal	—	—
State	—	—
Foreign	—	—
Total Deferred	—	—
Provision for income taxes	$16	$16

Annex E-94

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 15. Income Taxes (cont.)

The effective tax rate of the Company’s provision for income taxes differs from the federal statutory rate as follows:

	Year Ended December 31,
	2023	2022
U.S. federal provision (benefit) at statutory rate	21.0%	21.0%
State taxes, net of federal benefit	1.6	(19.4)
Other permanent items	(0.6)	(0.8)
Stock-based compensation	(2.7)	4.4
Research and development credits	1.1	(8.3)
Transaction costs	—	(8.2)
Change in valuation allowance	(21.1)	183.5
Remeasurement of earnout liability	0.5	(172.1)
Effective tax rate	(0.1)%	0.2%

For the year ended December 31, 2023, the difference in the Company’s effective tax rate and the U.S. federal statutory tax rate was primarily due to the Company’s full valuation allowance on its U.S. deferred tax assets. For the year ended December 31, 2022, the difference in the Company’s effective tax rate and the U.S. federal statutory tax rate was primarily due to remeasurement of earnout liability, transaction costs, and the Company’s full valuation allowance on its U.S. deferred tax assets.

The Company’s deferred income tax assets and liabilities as of December 31, 2023 and 2022 were as follows (in thousands):

	December 31,
	2023	2022
Deferred tax assets:
Net operating loss carryforward	$33,441	$28,199
Section 174 capitalized research and development expenses	8,851	5,489
Research and development credits	6,765	5,319
Operating lease liabilities	2,263	107
Stock-based compensation	1,592	1,373
Other	616	769
Total deferred tax assets	53,528	41,256
Valuation allowance	(51,384)	(41,159)
Total deferred tax assets after valuation allowance	2,144	97
Deferred tax liabilities:
Operating lease right-of use assets	(2,144)	(97)
Total deferred tax liabilities	(2,144)	(97)
Net deferred tax assets (liabilities)	$—	$—

ASC 740 requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that the Company assesses that realization is “more likely than not”. Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a full valuation allowance as of December 31, 2023 and 2022. The Company’s valuation allowance balance increased by $10.2 million and $17.3 million for the years ended December 31, 2023 and 2022, respectively.

Annex E-95

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 15. Income Taxes (cont.)

As of December 31, 2023 and 2022, the Company had total net operating loss carryforwards for federal income tax purposes of approximately $144.9 million and $119.8 million, respectively, out of which $7.6 million net federal operating loss carryforwards will begin to expire in 2037 if not utilized. For tax years beginning January 1, 2018 onward, any federal net operating losses generated can be carried forward indefinitely, as opposed to the original expiration of 20 years. The Company also had a state net operating loss carryforward of approximately $44.7 million and $46.4 million as of December 31, 2023 and 2022, respectively, which will expire beginning in the year 2037.

As of December 31, 2023 and 2022, the Company had federal research and development credit carryforwards of approximately $5.8 million and $4.3 million, respectively, which begin to expire in 2038, and California research and development credit carryforward of approximately $6.9 million and $5.8 million, respectively, which do not expire.

Utilization of the net operating loss carryforwards and the research and development credit carryforwards may be subject to an annual limitation due to the ownership percentage change limitations provided by the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of the net operating loss carryforwards and the research and development credits before utilization. The amount of such elimination, if any, has not been determined.

As of December 31, 2023 and 2022, the total amount of unrecognized tax benefits was $5.1 million and $4.0 million, respectively, none of which would affect income tax expense, if recognized, after consideration of any valuation allowance. The Company does not expect the unrecognized tax benefits to change significantly over the next 12 months. The following table summarizes the aggregate changes in the total gross amount of unrecognized tax benefits (in thousands):

	Year Ended December 31,
	2023	2022
Unrecognized tax benefits as of the beginning of the year	$4,029	$2,569
Increases related to prior year tax provisions	—	244
Increase related to current year tax provisions	1,059	1,216
Unrecognized tax benefits as of the end of the year	$5,088	$4,029

The Company is subject to income taxes in the U.S. federal, state, and various foreign jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. All of the Company’s tax years will remain open for examination by the federal and state tax authorities for three and four years, respectively, from the date of utilization of the net operating loss or research and development credits. The Company does not have any federal or state tax audits pending.

Note 16. Leases

The Company leases office and manufacturing facilities under non-cancellable operating leases expiring at various dates through April 2028. The Company’s lease agreements do not contain any material terms and conditions of residual value guarantees or material restrictive covenants. The Company adopted ASU 2016-02, Leases (Topic 842) using the modified retrospective method on January 1, 2022.

The Company determines if an arrangement is or contains a lease at inception. Operating leases are included in operating lease right-of use assets and operating lease liabilities in the Company’s consolidated balance sheets.

Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease right-of-use assets and liabilities are recognized at the commencement date based on an amount equal to the present value of lease payments over the lease term. The Company’s leases do not provide an implicit rate; therefore, the Company uses an incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. The Company uses the implicit rate when it is readily determinable. The Company elected the package of practical expedients permitted under the transition guidance within the new standard, which among other things, allowed it to carry forward existing lease classification and to exclude leases with original terms of one year or less. Further, the Company elected to combine lease and non-lease components for all asset classes. Variable lease payments are defined as payments made for the right to use an asset that vary because of changes in

Annex E-96

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 16. Leases (cont.)

facts or circumstances occurring after the commencement date, other than the passage of time. Any variable lease components are expensed as incurred. The operating lease right-of-use assets also include adjustments related to prepaid or deferred lease payments and lease incentives. The Company’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Operating lease expense for lease payments is recognized on a straight-line basis over the lease term.

The components of lease expense for the years ended December 31, 2023 and 2022 were as follows (in thousands):

	Year Ended December 31,
	2023	2022
Operating lease cost	$3,074	$1,516
Variable lease cost	813	845
Total operating lease cost	$3,887	$2,361

Supplemental cash flow information for the years ended December 31, 2023 and 2022 related to leases was as follows (in thousands):

	Year Ended December 31,
	2023	2022
Cash paid for amounts included in the measurement of lease liabilities:
Cash paid for operating leases included in operating activities	$2,564	$1,838
Right of use assets obtained in exchange for lease obligations:
Operating leases	$11,190	$1,827

Supplemental balance sheet information related to leases was as follows (in thousands):

	December 31, 2023	December 31, 2022
Operating lease right-of-use assets	$10,038	$445
Operating lease liabilities:
Operating lease liabilities, current	$1,875	$211
Operating lease liabilities, non-current	8,720	281
Total operating lease liabilities	$10,595	$492

The operating lease right-of-use assets were recorded in other assets in the consolidated balance sheets.

Weighted average remaining term and discount rates were as follows (term in years):

	December 31, 2023	December 31, 2022
Weighted average remaining lease term	4.27	3.06
Weighted average discount rate	14.48%	13.78%

Maturities of lease liabilities were as follows (in thousands):

Year Ending December 31,
2024	$3,250
2025	3,328
2026	3,324
2027	3,368
Thereafter	847
Total undiscounted lease payments	$14,117

Less: Present value adjustment for minimum lease commitments	(3,522)
Net Lease Liabilities	$10,595

Annex E-97

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 17. Commitments and Contingencies

Legal Proceedings

From time to time, the Company may be involved in various legal claims, litigation and other matters that arise in the normal course of its operations. Although there can be no assurances and the outcome of these matters is currently not determinable, the Company currently believes that none of these claims, actions or proceedings are likely to have a material adverse effect on the Company’s financial position. In addition, the Company’s accounting policy is to recognize legal fees as they are incurred.

The Company records accruals for its outstanding legal proceedings, investigations or claims when it is probable that a liability will be incurred, and the amount of loss can be reasonably estimated. The Company evaluated developments in legal proceedings, investigations or claims that could affect the amount of any accrual, as well as any developments that would result in a loss contingency to become both probable and reasonably estimable. There were no loss contingencies associated with legal claims, actions or litigation as of December 31, 2023 or December 31, 2022.

Contract Manufacturer Loss Contingencies

As a result of the cancellation of the series production award in December 2023, the Company cancelled production contracts with certain contract manufacturers. This led to the Company’s receipt of project loss claims from contract manufacturers prior to December 31, 2023. The loss claims include item costs for which the Company believes it is not liable based on contractual rights and obligations created by legal agreements with the contract manufacturers. The Company believes that a loss from these specific item costs is reasonably possible but not probable, and as a result no accrual has been made as of December 31, 2023. As of December 31, 2023, the Company estimates the reasonably possible range of loss to be from zero to approximately $1.3 million. The Company will continue to assess the situation with its contract manufacturers and will update its position as needed.

Other Contingencies

As a result of the series production award cancellation, the Company sent a claim to Koito seeking recovery of a significant amount in project losses. The claim covers costs associated with materials, tooling, engineering, and other related project costs. The Company is seeking recovery during the first quarter of 2024, however a formal recovery timeline has not been agreed to and is unknown at this time. As of December 31, 2023, the Company determined recovery was uncertain and the claim amount was neither estimable, realized nor realizable. Therefore, a gain contingency was not recognized in the Company’s financial statements.

Note 18. Related Party Transactions

Investment Agreement and Investor Rights Agreement with Koito

On October 27, 2022, the Company entered into the Investment Agreement with Koito pursuant to which, among other things, at the closing of the transactions, and based on the terms and subject to the conditions set forth therein, the Company issued and sold to Koito 100,000 shares of Preferred Stock, for a purchase price of $100.0 million. The issuance and sale of the Preferred Stock and related matters were approved by the Company’s stockholders on January 11, 2023, and the Preferred Stock was issued to Koito on January 19, 2023. See Note 10 to the consolidated financial statements for further information. At the closing of the issuance of the Preferred Stock, the Company and Koito entered into the Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which, among other things, the Company ensured that two designees of Koito sat on the Company’s board of directors immediately following the issuance of the Preferred Stock. The Investor Rights Agreement also provides for certain investor consent, preemptive, registration, and termination rights, which contain certain provisions that limit the Company’s ability to access additional sources of funding without Koito’s consent.

Annex E-98

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 18. Related Party Transactions (cont.)

Secured Term Loan Agreement with Koito

Concurrently with the execution of the Investment Agreement, the Company entered into the Secured Term Loan Agreement to borrow Japanese Yen ¥5.8 billion (approximately $39.4 million). The borrowings under the Secured Term Loan Agreement (the “Loan”) accrued interest at a rate equal to 1.0% per annum, which was payable at maturity. The Loan was set to mature on the earlier of three business days after the closing of the transactions contemplated by the Investment Agreement and the date on which the Investment Agreement was terminated in accordance with its terms. The Secured Term Loan Agreement entered into with Koito is a related party transaction issued at below market interest rates. On November 7, 2022, the Company borrowed ¥5.8 billion under the agreement. To reflect what a similar debt instrument would be issued at with a market interest rate, the Company recorded a $2.0 million debt discount accounted for as a capital contribution within additional paid-in capital in the consolidated balance sheet. Amortization of debt discounts, in accordance with the effective interest method, are recorded as interest expense in the accompanying consolidated statement of operations and comprehensive income (loss). Obligations under the Secured Term Loan Agreement were secured by interest in substantially all of the Company’s assets, including all patents. The agreement contained customary affirmative and negative covenants. On January 24, 2023, the Company used the proceeds from the sale of the Preferred Stock to repay all outstanding principal and accrued interest under the Secured Term Loan Agreement with Koito.

For the year ended December 31, 2023, the Company recognized $0.3 million in interest expense in connection with the borrowings under the Secured Term Loan Agreement with Koito. Additionally, the Company recognized a $0.8 million foreign currency transaction loss on remeasurement using the applicable exchange rate on December 31, 2023. For the year ended December 31, 2022, the Company recognized $0.8 million in interest expense in connection with the borrowings under the Secured Term Loan Agreement. Additionally, the Company recognized a $4.3 million foreign currency transaction loss on remeasurement using the applicable exchange rate on December 31, 2022.

Koito Letter of Intention

On December 21, 2023, the Company received a non-binding indication of interest from Koito to acquire (the “Proposed Transaction”) 100% of the outstanding shares of the Company not already owned by Koito or certain other potential rollover participants including Dr. Jun Pei, Cepton’s President and Chief Executive Officer (collectively, the “Rollover Participants”). Koito has stated in the indication of interest that the terms of any potential agreement between Cepton and Koito would be contingent on certain conditions, including, in particular, satisfactory completion of due diligence review, rollover by the Rollover Participants, retention of key employees, negotiation and agreement of transaction structure and transaction documents, approval of the Proposed Transaction by the board of directors of Koito, and approval by a simple majority vote of the outstanding shares of Cepton.

The Company’s Board of Directors, through a special committee thereof, is currently evaluating Koito’s indication of interest within the context of the ongoing review of various alternatives and in consultation with any financial and legal advisors it may retain.

Transactions with Koito

Koito is an automotive tier 1 partner of the Company and sales to Koito accounted for 52% and 43% of our total revenues for the years ended December 31, 2023 and 2022, respectively. Revenue generated from Koito was $6.7 million and $3.2 million for the years ended December 31, 2023 and 2022, respectively. Accounts receivable from Koito was $2.1 million as of December 31, 2023 and was $1.0 million as of December 31, 2022.

In December 2023, Koito informed the Company that GM, which awarded Koito the series production award, had decided to re-scope its ADAS product offerings and, as a result, Koito cancelled all outstanding purchase orders to the Company that relate to the GM series production award. As is customary when an automotive program changes, the Company submitted project investment cost recovery related to the cancellation. See Note 17 to our consolidated financial statements in this Report for further information.

Annex E-99

CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 19. Basic and Diluted Net Income (Loss) Per Share

The Company follows the two-class method when computing net income (loss) per common share when shares are issued that meet the definition of participating securities. The Company was in a net loss position for the year ended December 31, 2023 and a net income position for the year ended December 31, 2022. The Company considers its convertible preferred stock to be participating as the holders have non-forfeitable dividend rights in the event of the declaration of a dividend for shares of common stock. When the Company is in a net loss position, the net loss attributable to common stockholders is not allocated to the convertible preferred stock under the two-class method as these securities do not have a contractual obligation to share in losses. Basic net income (loss) per share is computed by dividing net income (loss) attributable to common stockholders by the weighted-average number of shares of the Company’s common stock outstanding. During the periods when there is a net loss attributable to common stockholders, potentially dilutive common stock equivalents have been excluded from the calculation of diluted net loss per share attributable to common stockholders as their effect is anti-dilutive.

The following tables present reconciliations of the denominators of basic and diluted net (loss) income per share:

	Year Ended December 31,
	2023	2022
Denominator:
Weighted-average common shares outstanding – Basic	15,776,387	14,691,793
Stock options to purchase common stock and RSUs(1)	—	881,052
Weighted-average common shares outstanding – Diluted	15,776,387	15,572,845

____________

(1)      Includes the weighted-average unvested shares subject to repurchase of 9,083 for the year ended December 31, 2022.

The following common stock equivalents were excluded from the computation of diluted net income (loss) per share for the periods presented because including them would have been antidilutive:

	Year Ended December 31,
	2023	2022
Stock options to purchase common stock and RSUs	1,850,720	5,002,191
Preferred Stock on an as-converted basis	4,026,564	—
Total	5,877,284	5,002,191

As of December 31, 2023 and 2022, 1,300,000 Earnout Shares were excluded from the table above because the shares are considered contingently issuable and the required common share price milestones were not achieved as of December 31, 2023 and 2022. As of December 31, 2023 and 2022, 13,800,000 common stock warrants (which are exercisable for an aggregate of 1,380,000 shares of common stock) were excluded from the table above as no shares were issuable under the treasury stock method of computing diluted earnings per share.

Note 20. Segments

The Company conducts its business in one operating segment that develops and produces lidar sensors for use in Automotive and Smart Infrastructure industries. The Company’s Chief Executive Officer is the chief operating decision maker (“CODM”). The CODM allocates resources and makes operating decisions based on financial information presented on a consolidated basis, accompanied by disaggregated information about sales and gross margin by product group. The profitability of the Company’s product group is not a determining factor in allocating resources and the CODM does not evaluate profitability below the level of the consolidated company. Long-lived assets of the Company located in its country of domicile, the United States, are approximately 100%.

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CEPTON, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements

Note 21. Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through March 29, 2024, the issuance date of the consolidated financial statements.

New Series Production

In March 2024, Cepton, alongside its tier 1 partner, Koito, were notified of a new series production; however, the details have not yet been finalized.

Annex E-101

Item 9.       Changes in and Disagreements With Accountants on Accounting and Financial Disclosures

None.

Item 9A.    Controls and Procedures

Evaluation of Disclosure Controls and Procedures

We have established disclosure controls and procedures that are designed to ensure that the information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms and that such information is accumulated and communicated to management, including our principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

Under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, we have evaluated the effectiveness of our disclosure controls and procedures as required under Rules 13a-15(e) and 15d-15(e) under the Exchange Act as of December 31, 2023. Based on this review, our principal executive officer and principal financial officer have concluded that these disclosure controls and procedures were not effective as of December 31, 2023 due to the material weakness in our internal control over financial reporting described below.

Management’s Report on Internal Control Over Financial Reporting

As discussed elsewhere in this Report, we completed the Business Combination on February 10, 2022. Prior to the consummation of the Business Combination, we were a private company with limited accounting personnel and other resources with which to address our internal control over financial reporting. In connection with the preparation of our consolidated financial statements as of December 31, 2021, we identified a material weakness in our internal control over financial reporting, which continued to exist with respect to our internal control over financial reporting as of December 31, 2023:

•        we did not maintain a sufficient complement of resources with an appropriate level of accounting knowledge and experience commensurate with the financial reporting requirements for a public company, in particular with respect to technical accounting knowledge regarding the accounting for certain non-standard transactions.

We cannot assure you that additional significant deficiencies or material weaknesses in our internal control over financial reporting will not be identified in the future. Any failure to maintain or implement required new or improved controls, or to implement our remediation plans or any difficulties we encounter in our implementation thereof, could result in additional significant deficiencies or material weaknesses or result in material misstatements in our financial statements. If we are unable to assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion as to the effectiveness of our internal control over financial reporting when required, lenders and investors may lose confidence in the accuracy and completeness of our financial reports.

This material weakness, if not remediated, could result in misstatements of accounts or disclosures that would result in a material misstatement to the annual or interim consolidated financial statements that would not be prevented or detected.

Our management anticipates that our internal control over financial reporting will not be effective until the above material weakness is remediated. If our remediation of this material weakness is not effective, or we experience additional material weaknesses in the future or otherwise fail to maintain an effective system of internal control over financial reporting in the future, the accuracy and timing of our financial reporting may be adversely affected, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to the Nasdaq listing requirements, investors may lose confidence in our financial reporting, and the price of our common stock may decline as a result. In addition, we may be unable to sell shares of common stock to Lincoln Park pursuant to the Purchase Agreement at prices we consider to be reasonable or at all, we may be unable to borrow funds from banking institutions on acceptable terms or at all, and we may face restricted access to various sources of financing in the future.

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We will continue to evaluate our accounting and financial needs in light of the material weakness described above. While we have made progress to enhance our internal control over financial reporting and will continue to devote effort in control remediation, additional time is required to complete implementation and to assess and ensure the sustainability of these procedures. Accordingly, the material weakness cannot be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

As a non-accelerated filer, we are not required to provide an attestation report on our internal control over financial reporting issued by the Company’s independent registered accounting firm.

Changes in Internal Control Over Financial Reporting

Other than in connection with executing upon the implementation of remediation measures as noted above, there was no change in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that occurred during the quarter ended December 31, 2023 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Item 9B.    Other Information

Insider Trading Arrangements

None.

Item 9C.    Disclosure Regarding Foreign Jurisdictions that Prevent Inspections

Not applicable.

Annex E-103

Part III

Item 10.     Directors, Executive Officers and Corporate Governance

The following table sets forth the name, age and position of certain of our directors and executive officers as of the date of this Annual Report on Form 10-K:

Name	Age	Position
Executive Officers
Jun Pei	55	President, Chief Executive Officer & Chairman of the Board
Dong (Dennis) Chang	55	Interim Chief Financial Officer
Dongyi Liao	48	Chief Technology Officer
Liqun Han	54	Chief Operating Officer
Mitchell Hourtienne	44	Chief Commercial Officer
Non-Employee Directors
Jun Ye	57	Director
Takayuki Katsuda	61	Director
Hideharu (Harry) Konagaya	60	Director
George Syllantavos	59	Director
Mei (May) Wang	54	Director
Xiaogang (Jason) Zhang	58	Director

Executive Officers

Dr. Jun Pei.    Dr. Pei has served as our President, Chief Executive Officer and Chairman of the Board since February 2022. Prior to the Business Combination, Dr. Pei served as the CEO of Legacy Cepton since co-founding the company in 2016 until February 2022. Before that, Dr. Pei served as the CEO and founder of AEP Technology, Inc., an optical instrumentation company, from November 2010 to July 2017 and as a general manager of acoustic and lidar engineering at Velodyne Lidar, Inc., a lidar technology company, from May 2007 to November 2010. Dr. Pei received his Ph.D. in Electrical Engineering from Stanford University

Dong (Dennis) Chang.    Mr. Chang has served as our Interim Chief Financial Officer since January 2024. Mr. Chang has served as the Company’s Sr. Vice President of Manufacturing since December 2023, and previously served as Vice President of Manufacturing for the Company since February 2022. Prior to that, he served as Vice President of Manufacturing for Legacy Cepton since May 2019. Prior to joining Cepton Technologies, Inc., Mr. Chang served as an Engineering Manager at Bromic Group Pty Ltd from October 2017 to April 2019. Mr. Chang has an M.B.A. from Macquarie University and a Bachelor of Engineering in Automobile Engineering from Tsinghua University.

Dr. Dongyi Liao.    Dr. Liao was promoted to Chief Technology Officer in March 2023, and previously served as our Senior Vice President of Applications since February 2022. Dr. Liao was the Vice President of Applications of Legacy Cepton from February 2017 to June 2019 and has previously served as the Senior Vice President of Applications of Legacy Cepton since June 2019 until the closing of the Business Combination. Dr. Liao previously co-founded YourMechanic.com and served as its Chief Technology Officer from January 2012 until December 2016. He also served in various engineering and managerial roles at NVIDIA from 2001 to 2010. Dr. Liao has a Ph.D. in Nuclear Engineering from Massachusetts Institute of Technology.

Dr. Liqun Han.    Dr. Han has served as our Chief Operating Officer since August 2022. Dr. Han previously served as the Senior Vice President of Operations of the Company from February 2022 to July 2022, Senior Vice President of Operations of Legacy Cepton from September 2020 to February 2022 and as the Vice President of Operations of Legacy Cepton from October 2016 to September 2020. Previously, Dr. Han was Director of Engineering & Technology at KLA-Tencor, responsible for core technology innovation and new product introduction. Dr. Han received a Ph.D. in Applied Physics and a M.S. in Electrical Engineering from Stanford University, with a specialty in solid-state electronics and optics.

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Mitchell Hourtienne.    Mr. Hourtienne has served as our Chief Commercial Officer since September 2023. Mr. Hourtienne previously served as the Senior Vice President of Business Development of the Company from February 2022 to August 2023, as the Vice President of Business Development of Legacy Cepton from February 2021 to January 2022, and Senior Director of Business Development from December 2019 to January 2021, and Director of Business Development from March 2018 to November 2019. Prior to Cepton, Mr. Hourtienne had worked at Sensata, Freescale Semiconductor, Infineon Technologies and Siemens VOD Automotive, leading efforts in product marketing and sales. Mr. Hourtienne has an MBA from the College of William and Mary and a B.S. in Electrical Engineering from Kettering University.

Non-Employee Directors

Dr. Jun Ye.    Dr. Ye has served as a member of our Board since February 2022. Dr. Ye has also served as the President and CEO of Sentieon, Inc., a bioinformatics software development company, since co-founding it in July 2014. Dr. Ye previously served as the Co-founder, President and CEO of Founton Technologies, Inc., a company that specialized in data mining, which is now part of Alibaba Group, from May 2011 to June 2014. Prior to Founton, Dr. Ye was the Co-founder, President, and CTO of Brion Technologies, Inc., a company specializing in computational lithography for semiconductor manufacturing (acquired by ASML in December 2006), from September 2002 to April 2011. Dr. Ye was a consulting professor of electrical engineering at Stanford University from October 2001 to August 2015. Dr. Ye has a Ph.D. in Electrical Engineering from Stanford University, a M.S. in Physics from Iowa State University and a B.S. in Electrical Engineering from Fudan University.

Takayuki Katsuda.    Mr. Katsuda has served as a member of our Board since February 2022, and previously served as a member of the Legacy Cepton board from June 2019 to January 2022. Mr. Katsuda has served as the Senior Managing Corporate Officer and Head of Engineering Headquarters of Koito since June 2023. Mr. Katsuda previously served as the Managing Corporate Officer from June 2022 to May 2023, Director and Managing Corporate Officer from June 2019 to May 2022, and full-time Advisor from April 2016 to May 2019. Prior to Koito, Mr. Katsuda served as the Chief Engineer, Product Planning at Lexus International from January 2007 to March 2016. Mr. Katsuda holds a degree in Aeronautical Engineering from Kyushu University.

Hideharu (Harry) Konagaya.    Mr. Konagaya has served as a member of our Board since January 2023. Since 2023, Mr. Konagaya also serves as the Executive Vice President and Head of the Procurement Department of Koito. Mr. Konagaya previously served as the Senior Managing Director, Head of the Finance & Accounting Department, and Head of the Procurement Department of Koito since 2017, and had held various positions within Koito prior to that. Mr. Konagaya has a degree in Industrial Management from the Faculty of Science and Engineering, Waseda University, in Japan.

George Syllantavos.    Mr. Syllantavos has served as a member of our Board since February 2022. Prior to the Business Combination, Mr. Syllantavos served as a member of the board of directors of GCAC since December 2019. As a director of GCAC, Mr. Syllantavos was designated to serve as the co-CEO and CFO of GCAC from December 2019 until the closing of the Business Combination in order to facilitate an acquisition. Previously, Mr. Syllantavos served as a board member and the Chair of the audit committee of ITHAX Acquisition Corp. N/K/A Mondee, Inc. (Nasdaq:MOND) from January 2021 to July 2022, as a board member of Phunware Inc. (Nasdaq:PHUN) from December 2018 to December 2021 and as co-CEO and CFO of Stellar Acquisition III Corp. N/K/A Phunware Inc. from December 2015 to December 2018. Mr. Syllantavos also co-founded Nautilus Energy Management Corp. and has served as a managing director since May 2011, and has served as partner of SevenSeas Investment Fund since 2018. Mr. Syllantavos holds a degree in Industrial Engineering from Roosevelt University and a M.B.A. from Northwestern University, Kellogg School of Management.

Dr. Mei (May) Wang.    Dr. Wang has served as a member of our Board since February 2022. Dr. Wang has also served as the Chief Technology Officer, Internet of Things, of Palo Alto Networks, Inc. (Nasdaq:PANW) a multinational cybersecurity company, since September 2019, and as a Venture Partner at SAIF Partners, an Asian private equity firm, since November 2013. Previously, she served as the Chief Technology Officer and a board member of Zingbox Inc., an internet of things cybersecurity company (acquired by Palo Alto Networks in September 2019), until September 2019 after co-founding the company in November 2014. Prior to that, she served as the President and Chairman of the Board of the North America Chinese Clean-tech & Semiconductor Association from June 2007 to May 2010. Dr. Wang received her Ph.D. in Electrical Engineering from Stanford University.

Annex E-105

Xiaogang (Jason) Zhang.    Mr. Zhang has served as a member of our Board since February 2022. Mr. Zhang has also served as the managing partner of CFT Capital, a leading high tech industry investment fund management firm in China, since January 2018. During 2017, Mr. Zhang served as a consultant, advisor and/or board member to certain companies. Mr. Zhang previously served as the Managing Director, Asia Pacific of Delphi Automotive Inc. from August 2015 to December 2016, senior executive positions at Freescale Semiconductor Inc, NXP Semiconductors Co. Ltd., Philips China Investment Co. Ltd. In China. He was the CFO at T3G Technologies Inc. from 2004 to 2005, as assigned by Philips. Mr. Zhang has an M.B.A. from Insead, an M.S. in Engineering from Stanford University and a B.S. in Engineering from Tsinghua University.

Family Relationships

There are no family relationships between or among any of our executive officers or directors.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines to assist the Board in the discharge of its duties and to set forth the Board’s current views with respect to selected corporate governance matters considered significant to our stockholders. Our Corporate Governance Guidelines direct our Board’s actions with respect to, among other things, our Board composition and director qualifications, responsibilities of directors, director compensation, director orientation and continuing education, succession planning and the Board’s annual performance evaluation. A current copy of our Corporate Governance Guidelines is available under “Corporate Governance” on our website at https://investors.cepton.com/.

Corporate Governance

Board Composition

Our Board is currently comprised of seven directors. Under our amended and restated certificate of incorporation (the “Certificate of Incorporation”), our Board is divided into three classes, each serving a staggered three-year term and with one class being elected at each year’s annual meeting of stockholders as follows:

•        Class A, which consists of Dr. Jun Ye, Dr. Mei (May) Wang, and Mr. Hideharu (Harry) Konagaya, whose terms will expire at the 2026 annual meeting of stockholders;

•        Class B, which consists of Mr. George Syllantavos and Mr. Xiaogang (Jason) Zhang, whose terms will expire at the 2024 annual meeting of stockholders; and

•        Class C, which consists of Dr. Jun Pei and Mr. Takayuki Katsuda, whose terms will expire at the 2025 annual meeting of stockholders.

At each annual meeting of stockholders to be held after the initial classification, directors for that class will be elected for a three-year term at the annual meeting of stockholders in the year in which the term expires. Each director’s term is subject to the election and qualification of his or her successor, or his or her earlier death, disqualification, resignation or removal. Subject to any rights applicable to any then outstanding preferred stock, any vacancies on our Board may be filled only by the affirmative vote of a majority of the directors then in office. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board may have the effect of delaying or preventing changes in our control or management. Our directors may be removed for cause by the affirmative vote of the holders of at least two-thirds of our voting securities. See “Certain Relationships and Related Party Transactions — Investor Rights Agreement” under Item 13. Certain Relationships and Related Transactions, and Director Independence below for more information regarding Koito’s rights to nominate directors for election to our Board.

Annex E-106

Audit Committee

Our Board determined that each of Mr. George Syllantavos, Dr. Mei (May) Wang and Mr. Xiaogang (Jason) Zhang, who comprise our Audit Committee, satisfy the independence standards for such committee established by applicable SEC rules and the listing standards of the Nasdaq. Additionally, our Board has determined that each of Mr. George Syllantavos and Mr. Xiaogang (Jason) Zhang is an “audit committee financial expert” as defined by applicable SEC rules.

The audit committee’s responsibilities include, among other things:

•        Appointing, compensating, retaining and overseeing the work of our independent auditors.

•        Evaluating the performance, independence and qualifications of our independent auditors.

•        Monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters.

•        Reviewing the integrity, adequacy and effectiveness of our internal control policies and procedures.

•        Preparing the audit committee report required by the SEC to be included in our annual proxy statement.

•        Discussing the scope and results of the audit with our independent auditors, and reviewing with management and our independent auditors our interim and year-end operating results.

•        Establishing and overseeing procedures for employees to submit concerns anonymously about questionable accounting or auditing matters.

•        Reviewing our guidelines and policies on risk assessment and risk management.

•        Reviewing and approving related party transactions.

•        Obtaining and reviewing a report by our independent auditors at least annually, that describes our independent auditors internal quality control procedures, any material issues raised by review under such procedures, and any steps taken to deal with such issues when required by applicable law.

•        Approving (or, as permitted, pre-approving) all audit and non-audit services to be performed by our independent auditors.

Compensation Committee

Our Board determined that each of Dr. Jun Ye, Mr. George Syllantavos and Dr. Mei (May) Wang, who comprise our Compensation Committee, satisfy the independence standards for such committee established by applicable SEC rules and the listing standards of the Nasdaq. In making its independence determination for each member of the Compensation Committee, our Board considered whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

The compensation committee’s responsibilities include, among other things:

•        Retaining compensation consultants and outside service providers and advisors.

•        Reviewing and approving, or recommending that our Board approve, the compensation of our executive officers, including annual base salary, long- and short-term incentive plans, retirement plans, deferred compensation plans, equity award plans and other benefits.

•        Reviewing and recommending to our Board the compensation of our non-employee directors.

•        Administering and determining any award grants under our equity and non-equity incentive plans.

•        Reviewing and evaluating succession plans for our executive officers.

Annex E-107

•        Preparing the compensation committee report required by the SEC to be included in our annual proxy statement.

•        Periodically reviewing our practices and policies of employee compensation as they relate to risk management and risk-taking incentives.

Nominating and Corporate Governance Committee

Our Board determined that each of Dr. Jun Ye, Mr. George Syllantavos, and Mr. Xiaogang (Jason) Zhang, who comprise our Nominating and Corporate Governance Committee, satisfy the independence standards for such committee established by applicable SEC rules and the listing standards of the Nasdaq. In making its independence determination for each member of the Compensation Committee, our Board considered whether the director has a relationship with the Company that is material to the director’s ability to be independent from management in connection with the duties of a Nominating and Corporate Governance Committee member.

The nominating and corporate governance committee’s responsibilities include, among other things:

•        Identifying, evaluating and recommending individuals qualified to become members of our Board and its committees.

•        Evaluating the performance of our Board and of individual directors.

•        Reviewing the Company’s environmental and social responsibility policies and practices.

•        Developing and recommending corporate governance guidelines to our Board.

•        Overseeing an annual evaluation of our Board and management

Code of Ethics

We have adopted a written code of conduct and ethics that applies to each of our employees, officers and directors. A current copy of the code is posted under “Corporate Governance” on our website at https://investors.cepton.com/. To the extent required by rules adopted by the SEC and Nasdaq, we intend to promptly disclose future amendments to certain provisions of the code, or waivers of such provisions granted to executive officers and directors, on our website at https://investors.cepton.com/.

The Board’s Role in Risk Oversight

Our Board, as a whole and through its committees, serves an active role in overseeing the management of risks related to our business. Our officers are responsible for day-to-day risk management activities. The full Board monitors risks through regular reports from each of the committee chairs and is apprised of particular risk management issues in connection with its general oversight and approval of corporate matters. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets with key management personnel and representatives of outside advisers as required.

Our Board has delegated oversight for specific areas of risk exposure to its committees as follows:

•        The Audit Committee oversees the management of a variety of the Company’s risks, including through review and discussion of the Company’s guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk, and reviews of any significant financial risk exposures facing the Company and management’s plans to monitor, control, or minimize such exposures. The Audit Committee is also responsible for primary risk oversight related to our financial reporting, accounting, and internal controls, oversees risks related to our compliance with legal and regulatory requirements, and meets regularly with our internal auditors and our independent registered public accounting firm.

•        The Compensation Committee oversees, among other things, the assessment and management of risks related to our compensation plans, policies and practices.

•        The Nominating and Corporate Governance Committee oversees, among other things, the impact of our Board’s leadership structure on the Board’s role in risk oversight.

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The Compensation Committee identifies and considers risks related to our executive compensation, including during its review and approval of our executive compensation program. Our compensation programs are designed to reward our named executive officers and other employees for the achievement of the Company’s corporate strategies, business objectives and the creation of long-term value for stockholders, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Annual incentive bonuses are balanced with long-term equity incentives that are subject to vesting schedules.

Our Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the Lead Independent Director and working through its independent committees, to participate actively in the oversight of management’s actions.

Item 11.     Executive Compensation

This section describes the material components of the executive compensation program for certain of our executive officers and our directors. All share numbers, and the per-share exercise price of stock options, reported in this section have been adjusted to reflect the Reverse Stock Split.

Executive Compensation

Our compensation program is designed to align executives’ compensation with our business objectives and the creation of stockholder value, while helping us to continue to attract, motivate and retain individuals who contribute to the long-term success of the company. Compensation for our executive officers has three primary components: base salary, an annual cash incentive bonus opportunity, and long-term equity-based incentive compensation granted under our 2022 Plan.

Our Compensation Committee reviews our executive officers’ overall compensation packages on an annual basis (or more frequently as it deems warranted) to help ensure we continue to attract and retain highly talented executives and provide appropriate incentives to create additional value for our stockholders.

As an emerging growth company and a smaller reporting company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” (as such term is defined under applicable securities laws), which require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. In certain circumstances, the compensation of former executive officers may also need to be disclosed. The table below sets forth the annual compensation for services rendered during 2023 (and 2022, if required under SEC rules) by these executive officers, also referred to as our “named executive officers” (or “NEOs”).

Summary Compensation Table — Fiscal Years 2023 and 2022

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Jun Pei	2023	320,000	—	238,273	—	—	—	—	558,273
Chief Executive Officer	2022	312,385	—	596,000	—	—	—	—	908,385
Mr. Mitchell Hourtienne(2)	2023	280,000	—	302,683	—	—	—	72,390	655,073
Chief Commercial Officer
Dr. Dongyi Liao(3)	2023	280,000	—	328,483	—	—	—	—	608,483
Chief Technology Officer

____________

(1)      Represents the aggregate grant date fair value of the stock awards and option awards granted to the named executive officer in 2023 and 2022 respectively. These values have been determined under the principles used to calculate the value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion of equity incentive awards contained in Note 12, Stock-Based Compensation within this Report. The amounts reported in these columns reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the named executive officer pursuant to the awards.

Annex E-109

(2)      Mr. Hourtienne has served as our Chief Commercial Officer since September 2023. He did not serve in an executive officer position during 2022.

(3)      Dr. Liao has served as our Chief Technology Officer since March 2023. He was not a named executive officer in 2022.

Outstanding Equity Awards as of December 31, 2023

The following table provides information regarding outstanding stock options and restricted stock units held by each of our NEOs as of December 31, 2023, including the vesting dates for the portions of these awards that had not vested (and the fair market value of unvested restricted stock units) as of that date. Our NEOs did not hold any other outstanding equity awards as of that date.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Dr. Jun Pei	—	—		—	—	10,000	(2)	$31,400	—		—
						19,692	(6)	$61,833	—		—
Mr. Mitchell Hourtinne	52	—		$6.80	12/20/2028	—		—	—		—
	920	—		$9.70	11/20/2029	—		—	—		—
	3,682	255	(3)	$10.20	2/26/2030	—		—	—		—
	4,725	1,397	(4)	$12.60	12/24/2030	—		—	—		—
	17,352	7,140	(5)	$12.60	2/12/2031	—		—	—		—
	—	—		—	—	—		—	6,700	(10)	$21,038
	—	—		—	—	10,000	(2)	$31,400	—		—
	—	—		—	—	17,230	(7)	$54,102	—		—
	—	—		—	—	20,000	(8)	$62,800	—		—
Dr. Dongyi Liao	97,969	—		$1.00	2/9/2027	—		—	—		—
	24,492	—		$1.00	5/30/2027	—		—	—		—
	61,230	—		$6.80	9/19/2028	—		—	—		—
	59,955	1,275	(3)	$10.20	2/26/2030	—		—	—		—
	—	—		—	—	10,000	(2)	$31,400	—		—
	—	—		—	—	17,230	(7)	$54,102	—		—
	—	—		—	—	20,000	(9)	$62,800	—		—

____________

(1)      The amounts in these columns have been determined by multiplying the number of shares or units, as applicable, by the closing price of a share of our common stock on December 29, 2023 (i.e., the last trading day of fiscal 2023).

(2)      The RSUs subject to this award vest in one installment on May 20, 2024.

(3)      The unvested portion of this option vests in one installment on January 31, 2024.

(4)      The unvested portion of this option vests in 11 monthly installments from January 23, 2024 through November 23, 2024.

(5)      The unvested portion of this option vests in 14 monthly installments from January 8, 2024 through February 8, 2025.

(6)      The RSUs subject to this award vest in three equal installments on February 20, 2024, February 20, 2025, and February 20, 2026.

(7)      The RSUs subject to this award vest in the following installments: 5,744 RSUs vest on February 20, 2024, 5,743 RSUs vest on May 20, 2025 and 5,743 RSUs vest on May 20, 2026.

(8)      The RSUs subject to this award vest in four equal installments on November 20, 2024, November 20, 2025, November 20, 2026, and November 20, 2027.

(9)      The RSUs subject to this award vest in four equal installments on May 20, 2024, May 20, 2025, May 20, 2026, and May 20, 2027.

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(10)    Represents performance-based stock units (“PSUs”), each of which represents a contingent right to receive one share of the Company’s common stock. The award will vest as to 3,600 of the PSUs if, at the close of regular trading for 20 trading days out of any period of 30 consecutive trading days, either (i) the Company’s closing stock price (in regular trading) exceeds $150.00 per share or (ii) the Company’s market capitalization exceeds $2.1 billion; and will vest as to the remaining 3,100 PSUs if, at the close of regular trading for 20 trading days out of any period of 30 consecutive trading days, either (i) the Company’s closing stock price (in regular trading) exceeds $175.00 per share or (ii) the Company’s market capitalization exceeds $2.5 billion, provided in each case that the applicable stock price or market capitalization goal must be achieved no later than February 10, 2025 for the applicable tranche to vest, and provided further that the vesting of each tranche is subject to continued employment with the Company through the day on which the applicable goal is achieved.

Equity Grants in 2023

On February 8, 2023, Dr. Jun Pei, Mr. Mitchell Hourtienne, and Dr. Dongyi Liao were each granted an award, consisting of 19,692, 17,230, and 17,230 RSUs, respectively, that will vest in three equal installments on February 20, 2024, February 20, 2025, and February 20, 2026. Dr. Dongyi Liao was granted an additional award of 20,000 RSUs on March 14, 2023 that will vest in four equal installments on May 20, 2024, May 20, 2025, May 20, 2026, and May 20, 2027. Mr. Mitchell Hourtienne was granted an additional award of 20,000 RSUs on September 18, 2023 that will vest in four equal installments on November 20, 2024, November 20, 2025, November 20, 2026, and November 20, 2027. Each of these awards was granted under, and is subject to the terms of, the 2022 Plan.

The 2022 Plan is administered by the Compensation Committee of the Board, which has authority to interpret the plan provisions and make all required determinations under the plan. This authority includes, subject to the provisions of the 2022 Plan, selecting participants and determining the type(s) of award(s) that they are to receive, determining the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award, accelerating or extending the vesting or exercisability or extending the term of any or all outstanding awards, making certain adjustments to an outstanding award and authorizing the conversion, succession or substitution of an award, determining the manner in which the purchase price of an award or the Company’s common stock may be paid, making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and making provisions to ensure that any tax withholding obligations incurred in respect of awards are satisfied. Awards granted under the plan are generally only transferable to a beneficiary of the participant upon his or her death or, in certain cases, to family members for tax or estate planning purposes.

Under the terms of the 2022 Plan, a change in control of the Company does not automatically trigger vesting of the awards then outstanding under the plan. If there is a change in control, each participant’s outstanding awards granted under the plan will generally be assumed by the successor company, unless the compensation committee provides that the award will not be assumed and will become fully vested and, in the case of options, exercisable, any options that become vested in connection with a change in control will generally terminate to the extent they are not exercised prior to the change in control.

Non-Equity Incentive Plan Compensation

While each of the NEOs was eligible to receive a discretionary cash bonus for 2023, the Compensation Committee determined not to award any cash bonuses to any of the NEOs for that year.

Executive Employment and Severance Agreements

We have entered into employment agreements with each of the NEOs. The employment agreements do not have a specified term and provide that the executive’s employment with the Company is at-will. Each employment agreement provides for the executive to receive a base salary and to participate in the Company’s benefit plans made available to employees generally. The letters do not provide for any severance or other benefit upon a termination of the executive’s employment.

Dr. Jun Pei’s employment agreement provides for an initial annual base salary of $320,000 and is eligible for an annual discretionary bonus as determined by the Compensation Committee and to participate in the Company’s benefit plans made available to employees generally. If Dr. Jun Pei’s employment with the Company is terminated by the Company without “cause” or by him for “good reason” (as defined in the agreement), he will receive

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severance of 18 months base salary (or $900,000 if such termination occurs prior to February 10, 2024), payable in installments over an 18-month period, payment of his COBRA premiums for 18 months, and 18 months’ accelerated vesting of his then-outstanding and unvested equity awards granted by the Company. However, if such a termination of his employment occurs in connection with or within 18 months following a change in control of the Company, his severance will equal the sum of 18 months of his base salary and one and one-half times his annual target bonus for the year of termination (or, if no target bonus has been established, the amount of his actual bonus for the prior year and provided that his severance will not be less than $900,000 if such termination occurs within two years after the closing) and will be paid in a lump sum; and his then-outstanding equity awards granted by the Company will be fully vested. Dr. Jun Pei’s right to receive these severance benefits is subject to his providing a release of claims to the Company and his continued compliance with his confidentiality, non-solicitation and other covenants in favor of the Company.

The agreements for Mr. Mitchell Hourtienne and Dr. Dongyi Liao each provide the executive will receive an initial annual base salary of $280,000 and is eligible for an annual discretionary bonus as determined by the Compensation Committee and to participate in the Company’s benefit plans made available to employees generally. If the executive’s employment with the Company is terminated by the Company without “cause” or by the executive for “good reason” (as defined in the agreement), the executive will receive severance of 12 months base salary, payable in installments over a 12-month period, payment of his COBRA premiums for 12 months, and 12 months’ accelerated vesting of his then-outstanding and unvested equity awards granted by the Company. However, if such a termination of the executive’s employment occurs in connection with or within 18 months following a change in control of the Company, the executive’s severance will equal the sum of 12 months of his base salary and his annual target bonus for the year of termination (or, if no target bonus has been established, the amount of his actual bonus for the prior year) and will be paid in a lump sum, and his then-outstanding equity awards granted by the Company will be fully vested. In each case, the executive’s right to receive these severance benefits is subject to his providing a release of claims to the Company and his continued compliance with his confidentiality, non-solicitation and other covenants in favor of the Company.

Defined Contribution Plans

As part of our overall compensation program, we provide all full-time employees, including each of our NEOs, with the opportunity to participate in a defined contribution 401(k) plan. Our 401(k) plan is intended to qualify under Section 401 of the Internal Revenue Code so that employee contributions and income earned on such contributions are not taxable to employees until withdrawn. Employees may elect to defer a percentage of their eligible compensation (not to exceed the statutorily prescribed annual limit) in the form of elective deferral contributions to the plan. Our 401(k) plan also has a “catch-up contribution” feature for employees aged 50 or older (including those who qualify as “highly compensated” employees) who can defer amounts over the statutory limit that applies to all other employees. The Company does not currently make any matching or other contributions to participants’ accounts under the 401(k) plan.

Non-Employee Director Compensation

Under our Director Compensation Policy, which was adopted on June 30, 2022, annual compensation for the members of our Board who are not employed by us or any of our subsidiaries (referred to in this section as “non-employee directors”) consists of an annual cash retainer, an additional cash retainer for non-employee directors serving in certain positions as described below, and equity awards as described below. Members of the Board are also reimbursed for their reasonable out-of-pocket expenses, including travel and lodging, incurred in attending meetings of the Board and Board committees or in connection with Board-related business, in each case consistent with our expense reimbursement policy. Our Board reserves the right to modify the Director Compensation Policy from time to time. Non-employee directors that the Board determines are not independent under applicable listing rules are not eligible for compensation under our Director Compensation Policy.

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Annual Cash Retainers

Our Director Compensation Policy provides annual cash retainers for our non-employee directors as follows:

Annual Retainer	$40,000
Additional Committee Chair Retainers:
Audit Committee Chair	$15,000
Compensation Committee Chair	$10,000
Nominating and Corporate Governance Committee Chair	$8,000
Additional Committee Retainers:
Audit Committee	$10,000
Compensation Committee	$8,000
Nominating and Corporate Governance Committee	$5,000

These retainers are paid on a quarterly basis, in arrears, and are pro-rated if the director serves for a portion of a quarter in the applicable position.

Equity Compensation

Our Director Compensation Policy provides that on the date of our annual meeting of stockholders, each non-employee director continuing in office after that date will be granted an award of restricted stock units (“RSUs”) under our equity incentive plan, with the number of RSUs covered by the award to be determined by dividing $120,000 by the closing price of our stock on the grant date (or the preceding trading day if the grant date is not a trading day), rounded to the nearest whole share. The award will be scheduled to vest on the day immediately preceding our next annual meeting of shareholders (or, if earlier, the first anniversary of the grant date), subject to the non-employee director’s continued service on the Board.

In addition, if a new non-employee director is appointed or elected to the Board (other than at an annual meeting in connection with which the non-employee director receives an annual equity award as described above), the non-employee director will receive a pro-rated RSU award under our equity incentive plan upon joining the Board, with the number of RSUs covered by the award to be determined by dividing (i) the product of $120,000 multiplied by a fraction (not greater than one and not less than zero), the numerator of which is 365 minus the number of calendar days that had elapsed as of the date the director’s appointment or election to the Board since the date of the last annual meeting and the denominator of which is 365 by (ii) the closing price of our stock on the grant date (or the preceding trading day if the grant date is not a trading day), rounded to the nearest whole share. This initial RSU award will be scheduled to vest on the same vesting date as the equity awards granted to non-employee directors in connection with our last annual meeting of shareholders.

RSU awards granted to our non-employee directors that are then outstanding will generally vest in full upon a change in control of the Company. The Board may approve other grants of equity-based awards to non-employee directors from time to time on such terms as it determines appropriate.

On May 18, 2023, we granted each of Dr. Mei (May) Wang, Mr. Xiaogang (Jason) Zhang and Mr. George Syllantavos an award of 10,000 RSUs, with each such award to vest on the date of our 2024 annual meeting of stockholders (or, if earlier, on May 18, 2024).

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Director Compensation Table — Fiscal 2023

The following table sets forth the total compensation paid to our non-employee directors for their service on our Board during fiscal 2023. Dr. Jun Pei, who is employed by us, does not receive any compensation for his service on the Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
George Syllantavos	68,000	38,700	—	—	106,700
Dr. Mei (May) Wang	58,000	38,700	—	—	96,700
Dr. Jun Ye(3)	—	—	—	—	—
Xiaogang (Jason) Zhang	59,583	38,700	—	—	98,283
Takayuki Katsuda(4)	—	—	—	—	—
Hideharu (Harry) Konagaya(4)	—	—	—	—	—

____________

(1)      Represents the aggregate grant date fair value of the stock awards and option awards granted to the non-employee director in 2023. These values have been determined under the principles used to calculate the value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to calculate the amounts referred to above, please see the discussion of equity incentive awards contained in Note 12, Stock-Based Compensation within this Report. The amounts reported in these columns reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the non-employee director pursuant to the awards.

(2)      The aggregate number of outstanding and unvested RSUs and outstanding and unexercised stock options held by each non-employee director as of December 31, 2023 are set forth below. No non-employee director held any other outstanding equity awards as of that date.

Name	Number of Outstanding Stock Awards as of 12/31/23	Number of Outstanding Stock Options as of 12/31/23
George Syllantavos	10,000	—
Dr. Mei (May) Wang	10,000	—
Dr. Jun Ye	—	—
Xiaogang (Jason) Zhang	10,000	—
Takayuki Katsuda	—	—
Hideharu (Harry) Konagaya	—	—

(3)      Dr. Jun Ye declined the compensation he would have otherwise been entitled to receive under our Director Compensation Policy for his service on the Board during 2023.

(4)      Mr. Takayuki Katsuda and Mr. Hideharu (Harry) Konagaya are not eligible for compensation under our Director Compensation Policy due to their association with Koito.

Item 12.     Security Ownership of Certain Beneficial Owner and Management and Related Stockholder Matters

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 8, 2024 for:

•        each of our named executive officers;

•        each of our directors;

•        all of our current directors and executive officers as a group; and

•        each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to
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all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

We have based our calculation of the percentage of beneficial ownership on 15,920,917 shares of our common stock outstanding as of March 8, 2024. In accordance with SEC rules, we have deemed shares of our common stock subject to stock options or warrants that are currently exercisable or exercisable within sixty (60) days of the date of March 8, 2024 and shares of our common stock underlying RSUs that are currently releasable or releasable within sixty (60) days of March 8, 2024 to be outstanding and to be beneficially owned by the person holding the common stock, options, warrants or RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Cepton, Inc., 399 West Trimble Road, San Jose, California, 95131. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Name and Address of Beneficial Owners	Number of Shares of common stock Beneficially Owned	%
5% Holders:
Koito Manufacturing Co., Ltd.(1)	5,946,705	29.9%
Mark McCord(2)	1,031,771	6.5%
Yupeng Cui(3)	963,098	6.0%

Executive Officers and Directors:
Dr. Jun Pei(4)	2,579,098	16.2%
Dr. Jun Ye(5)	2,591,695	16.3%
Dr. Dongyi Liao(6)	260,065	1.6%
Mitchell Hourtienne(7)	32,924	*
George Syllantavos(8)	95,342	*
Takayuki Katsuda(9)	—	—%
Hideharu (Harry) Konagaya(10)	—	—%
Dr. Mei (May) Wang(11)	7,692	*
Xiaogang (Jason) Zhang(11)	7,692	*
Directors and executive officers as a group (eleven individuals)	5,923,451	35.8%

____________

*        Less than one percent.

(1)      Beneficial ownership information is based on Amendment No. 6 to the Schedule 13D filed by Koito on December 21, 2023. Includes 3,984,231 shares of common stock into which the 100,000 shares of non-voting Series A Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Stock”) owned by Koito are convertible (taking into account dividends accrued but unpaid as of September 30, 2023), subject to adjustment, at any time. The business address of Koito is 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo, Japan.

(2)      Consists of 847 shares of common stock owned by Dr. McCord and 1,030,924 shares of common stock owned by the McCord Trust, dated January 7, 2020, of which Dr. McCord is a trustee.

(3)      Consists of 963,098 shares of common stock.

(4)      Consists of: (i) 132,273 shares of common stock owned by Dr. Pei, (ii) 1,399 shares of common stock held by Dr. Pei’s spouse and (iii) 2,445,426 shares of common stock held by the Pei 2000 Trust, of which Dr. Pei is a trustee.

(5)      Consists of (i) 2,081,849 shares of common stock owned by Dr. Ye, (ii) 244,923 shares of common stock owned by the Lynnelle Lin Ye Irrevocable Trust dated December 8, 2020 of which Dr. Ye is a trustee, (iii) 244,923 shares of common stock owned by the Brion Qi Ye Irrevocable Trust dated December 8, 2020 of which Dr. Ye is a trustee, and (iv) 20,000 shares of common stock owned by the Ye-Wang Family Trust, dated March 31, 2007, of which Dr. Ye is a trustee.

(6)      Includes 244,921 shares of common stock issuable pursuant to options exercisable within 60 days of March 8, 2024.

(7)      Includes 29,534 shares of common stock issuable pursuant to options exercisable within 60 days of March 8, 2024.

(8)      Consists of (i) 33,592 shares of common stock owned by Mr. Syllantavos; and (ii) 61,750 shares of common stock issuable to Magellan Investments Corp. pursuant to warrants that are exercisable within 60 days of March 8, 2024. Mr. Syllantavos is the president and the sole director of Magellan Investments Corp.

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(9)      Mr. Katsuda is the Senior Manging Corporate Officer and Head of Engineering Headquarters of Koito. The business address of Mr. Katsuda is c/o Koito Manufacturing Co., Ltd., 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo, Japan.

(10)    Mr. Konagaya is the Executive Vice President and Head of the Procurement Department of Koito. The business address of Mr. Konagaya is c/o Koito Manufacturing Co., Ltd., 5-1-18, Kitashinagawa, Shinagawa-ku, Tokyo, Japan.

(11)    Consists of 7,692 shares of common stock.

Equity Incentive Plan Information

We currently maintain three equity incentive plans — our 2022 Plan, our Employee Stock Purchase Plan (the “ESPP”), and our 2016 Plan. Each of these plans has been approved by our stockholders. The table below presents information regarding the number of outstanding awards and shares available for issuance under these plans as of December 31, 2023. The share numbers and the exercise price of stock options reported in this section have been adjusted to reflect the Reverse Stock Split.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	1,878,812	(1)	19.22	(2)	1,661,798	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	1,878,812		19.22		1,661,798

____________

(1)      Of these shares, 620,329 shares were subject to outstanding awards of RSUs (including stock units subject to performance-based vesting) granted under the 2022 Plan, 37,438 shares were subject to outstanding options granted under the 2022 Plan, and 1,221,045 shares were subject to outstanding awards granted under the 2016 Plan.

(2)      This figure does not take into account outstanding awards of RSUs.

(3)      Of these shares, 1,196,954 shares were available for issuance under the 2022 Plan, and 464,844 shares were available for issuance under the ESPP. The shares available for issuance under the 2022 Plan are generally available for any type of award authorized under that plan, including stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other awards. No new awards may be granted under the 2016 Plan. The Company has not yet implemented the ESPP, and no shares have been issued under that plan.

Item 13.     Certain Relationships and Related Transactions, and Director Independence

Policy Regarding Related Party Transactions

Our Board has adopted a written Related Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company (including any of its subsidiaries) was, is or will be a participant, (ii) the aggregate amount involved exceeds or may be expected to exceed $120,000 and (iii) a related person has or will have a direct or indirect material interest.

Subject to certain limitations, transactions involving compensation for services provided to the Company as an employee or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including the common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons. A related person is also someone who has a position or relationship with any firm, corporation or other entity that engages in the transaction if (i) such person is employed or is a general partner or principal or in a similar position with significant decision making influence, or (ii) the direct or indirect ownership by such person and all other foregoing persons, in the aggregate, is 10% or greater in another person which is party to the transaction.

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Under the policy, any related person, or any director, officer or employee of the Company who knows of the transaction, must report the information regarding the proposed related person transaction to our Chief Financial Officer and chairperson of the Audit Committee for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, the Audit Committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

•        the nature of the related person’s interest in the transaction;

•        the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the terms of the transaction;

•        the availability of other sources for comparable services or products; and

•        the terms available to or from, as the case may be, unrelated third parties.

All related party transactions may be consummated or continued only if approved or ratified by our Audit Committee. No director or member of our Audit Committee may participate in the review, approval or ratification of a transaction with respect to which he or she is a related party, except that such member may be counted for purposes of a quorum and shall provide such information with respect to the transaction as may be reasonably requested by other members of our Audit Committee.

Certain Relationships and Related Party Transactions

Investment Agreement

On October 27, 2022, the Company entered into the Investment Agreement with Koito pursuant to which, among other things, at the closing of the transactions, and based on the terms and subject to the conditions set forth therein, the Company issued and sold to Koito, 100,000 shares of Preferred Stock, for a purchase price of $100.0 million (the “Koito Investment”). The Preferred Stock is convertible, beginning on January 19, 2024, into shares of the Company’s common stock at an approximate initial conversion price of $25.85 per share (subject to adjustment). The issuance and sale of the Preferred Stock and related matters were approved by the Company’s stockholders on January 11, 2023, and the Preferred Stock was issued to Koito on January 19, 2023.

Investor Rights Agreement

Board and Committee Rights

At the closing of the issuance of the Preferred Stock, the Company and Koito entered into the Investor Rights Agreement, pursuant to which, among other things, the Company ensured that two designees of Koito (Mr. Takayuki Katsuda and Mr. Hideharu (Harry) Konagaya) sat on the Board immediately following the closing. Koito is entitled to have its designees appointed to the Nominating and Corporate Governance Committee and Compensation Committee of the Company’s Board, subject to satisfaction of applicable committee membership requirements. Furthermore, under the Investor Rights Agreement, the Company is obligated to take all necessary action (to the extent not prohibited by law) to cause the Board to nominate for election that number of individuals designated by Koito that is proportional to Koito’s beneficial ownership interest in the Company, provided, however, that Koito will not be entitled to nominate for election a number of individuals that would constitute a majority of the Board. In addition, Koito’s designation rights will be reduced to one director at such time as Koito ceases to beneficially own at least 10% of the outstanding shares of common stock (on an as-converted basis) and Koito will no longer have any rights to designate a nominee to serve on the Board at such time as Koito ceases to beneficially own at least 5% of the outstanding shares of common stock (on an as-converted basis).

Investor Consent Rights

Pursuant to the terms of the Investor Rights Agreement, the prior written consent of Koito (the “Investor Consent Rights”) is required for the Company to effect or validate certain enumerated actions in the Investor Rights Agreement for so long as Koito beneficially owns a number of shares of common stock representing at least 75%

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of the number of shares of common stock held by Koito as of the closing date after giving effect to the Koito Investment and including the shares of common stock issuable upon conversion of the Preferred Stock, including, but not limited to: (i) issuing securities that are senior or pari passu to the Series A Preferred Stock, (ii) declaring or paying dividends, (iii) acquiring, redeeming or repurchasing capital stock, (iv) incurring debt or liens for borrowed money in excess of specified amounts, (v) entering into related party transactions, (vi) amending the Company’s charter or bylaws, (vii) changing the size of the Board, (viii) adopting a poison pill (unless it grandfathers in Koito), (ix) making acquisitions in excess of specified amounts, (x) selling, leasing or transferring assets or properties, or incurring liens (other than certain permitted liens) in excess of specified amounts, (xi) increasing the number of shares reserved for issuance under the Company’s existing equity incentive plans beyond automatic annual increases currently provided for under such plans, (xii) transfers or abandonment of, or incurrence of liens on, the Company’s material intellectual property and (xiii) capital expenditures in excess of specified amounts.

Preemptive Rights

Pursuant to the terms of the Investor Rights Agreement, and subject to certain exceptions, when the Company authorizes the issuance or sale of any common stock or equity-linked securities (as defined in the Investor Rights Agreement), the Company is required to first offer to sell to Koito a proportion of such common stock or equity-linked securities sufficient for Koito to maintain its pro rata share in the common stock (on an as-converted, exchanged or exercised basis, as applicable) prior to the issuance or sale of such common stock or Equity-Linked Securities to such other person, with the consummation of the sale or issuance to such other person and to Koito to occur on the same date, subject to certain exceptions.

Registration Rights

Pursuant to the Investor Rights Agreement, among other things, and subject to certain limitations set forth therein, the Company is obligated to prepare and file within 300 days after January 19, 2023 a registration statement registering shares of common stock held by any holder of Preferred Stock, including any shares of common stock acquired by any holder pursuant to the conversion of, or as a dividend on, the Preferred Stock (the “Registrable Securities”). Koito subsequently agreed to defer this filing obligation to a future date to be specified by Koito.

In addition, pursuant to the Investor Rights Agreement, holders of Registrable Securities have the right to require the Company, subject to certain limitations set forth therein, to effect a sale of any or all of their Registrable Securities by means of an underwritten offering. The Company is not obligated to effect an underwritten offering (a) more than twice in any 365-day period, (b) if the anticipated gross proceeds are less than $25 million (unless Koito is proposing to sell all of its remaining Registrable Securities), or (c) during a Quarterly Blackout Period (as defined in the Investor Rights Agreement).

The Investor Rights Agreement also provides holders of Registrable Securities with certain customary piggyback registration rights and indemnification rights.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration or offering and the Company’s right to delay or withdraw a registration statement under certain circumstances.

Termination

The Investor Rights Agreement will terminate with respect to Koito upon the mutual agreement in writing among the Company and Koito, other than termination provisions applicable to particular sections of the Investor Rights Agreement that are specifically provided in the Investor Rights Agreement. The Investor Rights Agreement will terminate automatically with respect to any other party thereto at such time as such party ceases to own any Registrable Securities.

The foregoing summary of the Investor Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Investor Rights Agreement, which is included as an exhibit to this Report.

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Secured Term Loan Agreement with Koito

Concurrently with the execution of the Investment Agreement, the Company entered into the Secured Term Loan Agreement to borrow Japanese Yen ¥5.8 billion (approximately $39.4 million). The borrowings under the Secured Term Loan Agreement (the “Loan”) accrued interest at a rate equal to 1.0% per annum, which was payable at maturity. The Loan was set to mature on the earlier of three business days after the closing of the transactions contemplated by the Investment Agreement and the date on which the Investment Agreement was terminated in accordance with its terms. The Secured Term Loan Agreement entered into with Koito is a related party transaction issued at below market interest rates. On November 7, 2022, the Company borrowed ¥5.8 billion under the agreement. To reflect what a similar debt instrument would be issued at with a market interest rate, the Company recorded a $2.0 million debt discount accounted for as a capital contribution within additional paid-in capital in the consolidated balance sheet. Amortization of debt discounts, in accordance with the effective interest method, are recorded as interest expense in the accompanying consolidated statement of operations and comprehensive income (loss). Obligations under the Secured Term Loan Agreement were secured by interest in substantially all of the Company’s assets, including all patents. The agreement contained customary affirmative and negative covenants. On January 24, 2023, the Company used the proceeds from the sale of the Preferred Stock to repay all outstanding principal and accrued interest under the Secured Term Loan Agreement with Koito.

For the year ended December 31, 2023, the Company recognized $0.3 million in interest expense in connection with the borrowings under the Secured Term Loan Agreement with Koito. Additionally, the Company recognized a $0.8 million foreign currency transaction loss on remeasurement using the applicable exchange rate on December 31, 2023.

Transactions with Koito

Koito is an automotive tier 1 partner of the Company and sales to Koito accounted for 52% and 43% of our total revenues for the years ended December 31, 2023 and 2022, respectively. In December 2023, Koito informed the Company that GM, which had awarded Koito the series production award, had decided to re-scope its ADAS product offerings and, as a result, Koito cancelled all outstanding purchase orders to the Company that relate to the GM series production award. As is customary when an automotive program changes, the Company submitted project investment cost recovery related to the cancellation. Please see Note 17 of this Report for details on the claim the Company has submitted.

Revenue generated from Koito was $6.7 million and $3.2 million for the years ended December 31, 2023 and 2022, respectively. Accounts receivable from Koito was $2.1 million as of December 31, 2023 and was $1.0 million as of December 31, 2022.

Koito Letter of Intention

On December 21, 2023, the Company received a non-binding indication of interest from Koito to acquire (the “Proposed Transaction”) 100% of the outstanding shares of the Company not already owned by Koito or certain other potential rollover participants including Dr. Jun Pei, Cepton’s President and Chief Executive Officer (collectively, the “Rollover Participants”). Koito has stated in the indication of interest that the terms of any potential agreement between Cepton and Koito would be contingent on certain conditions, including, in particular, satisfactory completion of due diligence review, rollover by the Rollover Participants, retention of key employees, negotiation and agreement of transaction structure and transaction documents, approval of the Proposed Transaction by the board of directors of Koito, and approval by a simple majority vote of the outstanding shares of Cepton.

The Company’s Board of Directors, through a special committee thereof, is currently evaluating Koito’s indication of interest within the context of the ongoing review of various alternatives and in consultation with any financial and legal advisors it may retain.

Other

Dr. Jun Pei’s spouse, Yiyan Liu, is employed by the Company in a non-executive position and her overall compensation, including salary, bonus and other benefits, for 2023 did not exceed $210,000.

Annex E-119

Director Independence

Under the rules of Nasdaq and our Corporate Governance Guidelines, independent directors must comprise a majority of our Board. Under the Nasdaq rules, a director will only qualify as an “independent director” if our Board affirmatively determines that the director, in the opinion of our Board, does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board reviewed its composition and the independence of our directors and considered whether any director has a relationship with us that could interfere with his or her ability to exercise independent judgment in carrying out his or her responsibilities. In addition, the Nominating and Corporate Governance Committee of our Board annually evaluates and recommends to the Board a determination with respect to the independence of each our non-employee directors under the Nasdaq listing standards. As a part of the Nominating and Corporate Governance Committee’s evaluation process, and as part of the independence determinations by the Nominating and Corporate Governance Committee and the Board, the Nominating and Corporate Governance Committee and the Board, as applicable, each consider, in addition to such other factors as they may deem appropriate, each director’s occupation, personal and affiliate transactions with the Company, and other relevant direct and indirect relationships with the Company that may affect independence. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our Board has determined that each of Dr. Jun Ye, Mr. Xiaogang (Jason) Zhang, Mr. George Syllantavos and Dr. Mei (May) Wang qualify as independent directors, as defined under the listing rules of Nasdaq, and our Board consists of a majority of “independent directors,” as defined under the rules of the SEC and Nasdaq. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining independence. Dr. Jun Pei is not an independent director as a result of his position as our President and Chief Executive Officer, and Mr. Takayuki Katsuda and Mr. Hideharu (Harry) Konagaya are not independent directors as a result of their affiliation with Koito.

Item 14.     Principal Accounting Fees and Services

The aggregate fees billed to us for the fiscal years ended December 31, 2023 and 2022 by our independent registered public accounting firm, KPMG LLP (PCAOB ID Number 185), are as follows:

	2023	2022
Audit Fees(1)	$670,000	$680,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$670,000	$680,000

____________

(1)      Audit Fees represent the aggregate fees billed to us by KPMG LLP for professional services rendered for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2023 and 2022, for the reviews of our consolidated financial statements included in our Form 10-Q filings for each fiscal quarter since the Business Combination in February 2022, and for procedures performed with respect to our registration statements in 2022.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee at least annually reviews and provides general pre-approval for the services that may be provided by the independent registered public accounting firm.

All services performed and related fees billed by KPMG LLP during fiscal 2023 and fiscal 2022 were pre-approved by the Audit Committee pursuant to the foregoing pre-approval policy of the Audit Committee.

Annex E-120

Part IV

Item 15.     Exhibits and Financial Statement Schedules

The following documents are filed as part of this report:

1.      Financial Statements. The financial statements included in “Index to the Consolidated Financial Statements” in Part II, Item 8 are filed as part of this Annual Report on Form 10-K.

2.      Financial Statement Schedules. None.

3.      Exhibits. Exhibits listed in the accompanying index to exhibits are filed or incorporated by reference as part of this Annual Report on Form 10-K.

Exhibit No.	Description
2.1

Business Combination Agreement, dated as of August 4, 2021, by and among GCAC, Merger Sub and Cepton (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-1 filed by the Company on February 11, 2022).

2.2

Amendment to Business Combination Agreement, dated as of January 21, 2022, by and among GCAC, Merger Sub and Cepton (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form S-1 filed by the Company on February 11, 2022).

3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 filed by the Company on February 11, 2022).
3.2

Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by the Company on September 18, 2023).

3.3	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the to the Current Report on Form 8-K filed by the Company on February 10, 2022).
3.4

Certificate of Designations of Series A Convertible Preferred Stock, par value $0.00001, of Cepton, Inc., dated January 18, 2023 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by the Company on January 24, 2023).

4.1	Form of Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on September 22, 2023).
4.2	Form of Warrant Certificate of the Company (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1 filed by the Company on February 11, 2022).
4.3

Warrant Agreement, dated January 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 filed by the Company on February 11, 2022).

4.4*	Description of Securities.
10.1++

Employment Agreement, dated as of December 7, 2021, by and between Legacy Cepton and Jun Pei (incorporated by reference to Exhibit 10.26 to the Registration Statement on Form S-4/A filed by GCAC on December 17, 2021).

10.2++

Employment Agreement, dated as of December 7, 2021, by and between Legacy Cepton and Liqun Han (incorporated by reference to Exhibit 10.29 to the Registration Statement on Form S-4/A filed by GCAC on December 17, 2021).

10.3++

Employment Agreement, dated as of December 7, 2021, by and between Legacy Cepton and Dongyi Liao (incorporated by reference to Exhibit 10.30 to the Registration Statement on Form S-4/A filed by GCAC on December 17, 2021).

10.4++

Employment Agreement, dated as of September 18, 2023, by and between Cepton, Inc. and Mitch Hourtienne (incorporated by reference to Exhibit 10.1 to the Current Report on Form 10-Q filed by the Company on November 13, 2023).

10.5	Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-1 filed by the Company on February 11, 2022).
10.6	Form of PIPE Subscription Agreement Amendment (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-1 filed by the Company on February 11, 2022).
10.7++	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by the Company on February 10, 2022).

Annex E-121

Exhibit No.	Description
10.8++	Cepton, Inc. 2022 Equity Incentive Plan and Forms of Award Agreements (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-1/A filed by the Company on April 12, 2022).
10.9++	Cepton, Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed by the Company on February 10, 2022).
10.10++	Legacy Cepton Stock Incentive Plan (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed by the Company on February 10, 2022).
10.11++

Director Compensation Policy and form of Director RSU Grant, dated as of June 30, 2022 (incorporated by reference to Exhibit 10.6 to the Quarterly Report on Form 10-Q filed by the Company on August 11, 2022).

10.12

Investment Agreement, dated October 27, 2022, by and between Cepton, Inc. and Koito Manufacturing Co., Ltd. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on October 27, 2022).

10.13	Form of Voting Support Agreement (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on October 27, 2022).
10.14

Investor Rights Agreement, dated January 19, 2023, by and between Cepton, Inc. and Koito Manufacturing Co., Ltd. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on January 24, 2023).

21.1	Subsidiaries of the Registrant. (incorporated by reference to Exhibit 21.1 to the Current Report on Form 8-K filed on February 11, 2022).
23.1*	Consent of KPMG LLP, Independent Registered Public Accounting Firm
31.1*

Certification of the Principal Executive Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2*

Certification of the Principal Financial Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1*	Certification of the Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2*	Certification of the Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
97.1*	Clawback policy
101.INS	Inline XBRL Instance Document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

____________

++      Indicates a management or compensatory plan.

*        Filed herewith.

Item 16.     Form 10-K Summary

None.

Annex E-122

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Annual Report on Form 10-K to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on the 29th day of March 2024.

CEPTON, INC.
By:	/s/ Jun Pei
Jun Pei
President, Chairman, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Exchange Act of 1934, this Annual Report on Form 10-K has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

Name	Position	Date
/s/ Jun Pei	President, Chairman, Chief Executive Officer	March 29, 2024
Jun Pei	and Director (Principal Executive Officer)
/s/ Dong (Dennis) Chang	Interim Chief Financial Officer	March 29, 2024
Dong (Dennis) Chang	(Principal Financial and Accounting Officer)
/s/ Jun Ye	Director	March 29, 2024
Jun Ye
/s/ Xiaogang (Jason) Zhang	Director	March 29, 2024
Xiaogang (Jason) Zhang
/s/ Takayuki Katsuda	Director	March 29, 2024
Takayuki Katsuda
/s/ George Syllantavos	Director	March 29, 2024
George Syllantavos
/s/ Mei (May) Wang	Director	March 29, 2024
Mei (May) Wang
/s/ Hideharu (Harry) Konagaya	Director	March 29, 2024
Hideharu (Harry) Konagaya

Annex E-123

Annex F

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

FORM 10-Q

________________________________

(Mark One)
☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2024

OR

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from            to

________________________________

Cepton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
399 West Trimble Road San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 408-459-7579

________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	CPTN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $115.00 per share, subject to adjustment	CPTNW	The Nasdaq Stock Market LLC

________________________________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

As of November 1, 2024, 16,051,981 shares of common stock, par value $0.00001, of the registrant were issued and outstanding.

Cautionary Note Regarding Forward-Looking Statements

This Quarterly Report on Form 10-Q (the “Report”) includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical or current fact included in this Report are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “designed to” or other similar expressions that predict or imply future events or trends or that are not statements of historical matters. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The Company cautions readers of this Report that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, that could cause the actual results to differ materially from the expected results. These factors include the information set forth in Part II, Item 1A, of this Report under the heading “Risk Factors”, which we encourage you to carefully read. Forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations regarding our pending transaction with Koito Manufacturing Co., LTD (“Koito”), including our ability to close such transaction in a timely manner or at all, anticipated recoveries related to our cancelled General Motors (“GM”) series production award with Koito, potential benefits and the commercial attractiveness to its customers of the Company’s products and services, expectations regarding our new series production award, including potential payments relating to the new series production award, the potential success of the Company’s marketing and expansion strategies, and the potential for the Company to achieve design awards. These statements are based on various assumptions, whether or not identified in this Report, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. You are therefore cautioned not to place undue reliance on such statements. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law.

Annex F-i

Cepton, Inc.
Quarterly Report on Form 10-Q

Annex F-ii

PART I — FINANCIAL INFORMATION

Item 1. Financial Statements (Unaudited)

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except share data)
(unaudited)

	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$47,651	$50,406
Short-term investments	—	5,969
Accounts receivable, net of allowance for credit losses of $0 and $0 (including $248 and $2,121 from a related party)	556	3,625
Inventories	1,048	2,396
Prepaid expenses and other current assets	3,060	1,253
Total current assets	52,315	63,649
Property and equipment, net	1,150	1,450
Restricted cash	1,283	1,283
Other assets	8,703	10,067
Total assets	$63,451	$76,449
LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$2,416	$1,128
Operating lease liabilities, current	2,141	1,875
Accrued expenses and other current liabilities (including $2,308 and $385 with a related party)	4,914	4,066
Total current liabilities	9,471	7,069
Warrant liability	66	43
Earnout liability	34	93
Operating lease liabilities, non-current	7,063	8,720
Total liabilities	16,634	15,925
Commitments and contingencies (Note 17)
Convertible preferred stock with a related party:
Convertible preferred stock – Par value $0.00001 per share – 5,000,000 shares authorized; 100,000 shares issued and outstanding (aggregate liquidation preference of $107.4 million and $104.1 million)	98,891	98,891
Stockholders’ equity (deficit):
Common stock – Par value $0.00001 per share – 35,000,000 shares authorized; 16,051,981 and 15,861,494 shares issued and outstanding	—	—
Additional paid-in capital	100,177	96,583
Accumulated other comprehensive loss	(352)	(345)
Accumulated deficit	(151,899)	(134,605)
Total stockholders’ equity (deficit)	(52,074)	(38,367)
Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$63,451	$76,449

See accompanying notes to the condensed consolidated financial statements

Annex F-1

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except share and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Lidar sensor and prototype revenue (including revenue of $236, $2,101, $931 and $3,915 from a related party)	$466	$3,802	$1,981	$7,813
Development revenue (including revenue of $32, $23, $10,781 and $293 from a related party)	81	31	10,940	292
Total revenue	547	3,833	12,921	8,105

Lidar sensor and prototype cost of revenue	600	3,339	2,788	7,135
Development cost of revenue	29	—	3,438	116
Total cost of revenue	629	3,339	6,226	7,251
Gross (loss) profit	(82)	494	6,695	854

Operating expenses:
Research and development	5,524	6,706	14,412	23,309
Selling, general and administrative	5,332	6,136	15,305	19,052
Total operating expenses	10,856	12,842	29,717	42,361
Operating loss	(10,938)	(12,348)	(23,022)	(41,507)

Other income (expense):
Gain on change in fair value of earnout liability	—	91	59	827
(Loss) gain on change in fair value of warrant liability	(5)	169	(23)	299
Other (expense) income, net	(321)	2	3,789	23
Loss on extinguishment of debt	—	—	—	(1,123)
Foreign currency transaction loss, net	—	(7)	—	(757)
Interest income, net	622	799	1,889	2,015
Loss before income taxes	(10,642)	(11,294)	(17,308)	(40,223)
Benefit (provision) for income taxes	—	—	14	(3)
Net loss	$(10,642)	$(11,294)	$(17,294)	$(40,226)
Less: cumulative preferred stock dividends	(1,130)	(1,083)	(3,353)	(2,992)
Net loss attributable to common stockholders	$(11,772)	$(12,377)	$(20,647)	$(43,218)

Net loss per share attributable to common stockholders, basic	$(0.73)	$(0.78)	$(1.29)	$(2.74)
Net loss per share attributable to common stockholders, diluted	$(0.73)	$(0.78)	$(1.29)	$(2.74)
Weighted-average common shares, basic	16,047,213	15,834,152	15,971,448	15,750,586
Weighted-average common shares, diluted	16,047,213	15,834,152	15,971,448	15,750,586

Net loss	$(10,642)	$(11,294)	$(17,294)	$(40,226)
Other comprehensive (loss) income, net of tax:
Changes in unrealized gain on available-for-sale securities	—	—	6	6
Foreign currency translation adjustments	(1)	5	(13)	21
Total other comprehensive (loss) income, net of tax	(1)	5	(7)	27
Comprehensive loss	$(10,643)	$(11,289)	$(17,301)	$(40,199)

See accompanying notes to the condensed consolidated financial statements

Annex F-2

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Convertible Preferred Stock and Stockholders’ Equity (Deficit)
(In thousands, except share and per share data)
(unaudited)

	Convertible Preferred Stock		Common Stock		Additional Paid-in Capital	Accumulated Other Comprehensive Loss	Accumulated Deficit	Total Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount
Balance – December 31, 2023	100,000	$98,891	15,861,494	$—	$96,583	$(345)	$(134,605)	$(38,367)
Exercise of stock options and release of RSUs	—	—	82,951	—	—	—	—	—
Stock-based compensation expense	—	—	—	—	926	—	—	926
Payments of employee taxes related to vested restricted stock units	—	—	(23,528)	—	(63)	—	—	(63)
Unrealized gain on available-for-sale investments	—	—	—	—	—	6	—	6
Cumulative translation adjustment	—	—	—	—	—	(10)	—	(10)
Net loss	—	—	—	—	—	—	(6,833)	(6,833)
Balance – March 31, 2024	100,000	$98,891	15,920,917	$—	$97,446	$(349)	$(141,438)	$(44,341)
Exercise of stock options and release of RSUs	—	—	134,162	—	4	—	—	4
Stock-based compensation expense	—	—	—	—	1,498	—	—	1,498
Payments of employee taxes related to vested restricted stock units	—	—	(11,872)	—	(35)	—	—	(35)
Cumulative translation adjustment	—	—	—	—	—	(2)	—	(2)
Net income	—	—	—	—	—	—	181	181
Balance – June 30, 2024	100,000	$98,891	16,043,207	$—	$98,913	$(351)	$(141,257)	$(42,695)
Exercise of stock options and release of RSUs	—	—	10,559	—	—	—	—	—
Stock-based compensation expense	—	—	—	—	1,269	—	—	1,269
Payments of employee taxes related to vested restricted stock units	—	—	(1,785)	—	(5)	—	—	(5)
Cumulative translation adjustment	—	—	—	—	—	(1)	—	(1)
Net loss	—	—	—	—	—	—	(10,642)	(10,642)
Balance – September 30, 2024	100,000	$98,891	16,051,981	$—	$100,177	$(352)	$(151,899)	$(52,074)
	Convertible Preferred Stock		Common Stock		Additional Paid-in Capital	Accumulated Other Comprehensive Loss	Accumulated Deficit	Total Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount
Balance – December 31, 2022	—	$—	15,674,781	$—	$88,058	$(366)	$(86,059)	$1,633
Issuance of convertible preferred stock, net of transaction costs	100,000	98,891	—	—	—	—	—	—
Exercise of stock options and release of RSUs	—	—	9,638	—	8	—	—	8
Stock-based compensation expense	—	—	—	—	2,280	—	—	2,280
Unrealized gain on available-for-sale investments	—	—	—	—	—	17	—	17
Cumulative translation adjustment	—	—	—	—	—	20	—	20
Net loss	—	—	—	—	—	—	(14,742)	(14,742)
Balance – March 31, 2023	100,000	$98,891	15,684,419	$—	$90,346	$(329)	$(100,801)	$(10,784)
Exercise of stock options and release of RSUs	—	—	157,049	—	5	—	—	5
Stock-based compensation expense	—	—	—	—	2,362	—	—	2,362
Payments of employee taxes related to vested restricted stock units	—	—	(17,049)	—	(63)	—	—	(63)
Unrealized loss on available-for-sale investments	—	—	—	—	—	(11)	—	(11)
Cumulative translation adjustment	—	—	—	—	—	(4)	—	(4)
Net loss	—	—	—	—	—	—	(14,190)	(14,190)
Balance – June 30, 2023	100,000	$98,891	15,824,419	$—	$92,650	$(344)	$(114,991)	$(22,685)
Exercise of stock options and release of RSUs	—	—	22,516	—	9	—	—	9
Stock-based compensation expense	—	—	—	—	2,332	—	—	2,332
Cumulative translation adjustment	—	—	—	—	—	5	—	5
Net loss	—	—	—	—	—	—	(11,294)	(11,294)
Balance – September 30, 2023	100,000	$98,891	15,846,935	$—	$94,991	$(339)	$(126,285)	$(31,633)

See accompanying notes to the condensed consolidated financial statements
Annex F-3

CEPTON, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Nine Months Ended September 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(17,294)	$(40,226)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	302	370
Stock-based compensation	3,693	6,989
Amortization of right-of-use asset	1,253	1,177
Gain on sales of property and equipment	(59)	—
Accretion, other	(25)	(682)
Gain on change in fair value of earnout liability	(59)	(827)
Loss (gain) on change in fair value of warrant liability	23	(299)
Foreign currency transaction loss, net	—	757
Loss from extinguishment of debt	—	1,123
Changes in operating assets and liabilities:
Accounts receivable, net (including $1,873 and $166 from a related party)	3,068	(802)
Inventories	1,348	(941)
Prepaid expenses and other current assets	(1,806)	2,974
Other long-term assets	111	202
Accounts payable	1,288	(805)
Accrued expenses and other current liabilities (including $1,923 and $215 from a related party)	848	1,144
Operating lease liabilities	(1,391)	(680)
Net cash used in operating activities	(8,700)	(30,526)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(3)	(1,292)
Purchases of short-term investments	—	(37,806)
Proceeds from sales of property and equipment	60	—
Proceeds from maturities of short-term investments	6,000	25,200
Net cash provided by (used in) investing activities	6,057	(13,898)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from convertible preferred stock with a related party, net of transaction costs	—	99,884
Repayment of secured term loan from a related party	—	(45,220)
Proceeds from issuance of common stock options	4	22
Payments of employee taxes related to vested restricted stock units	(103)	(63)
Net cash (used in) provided by financing activities	(99)	54,623
Effect of exchange rate changes on cash	(13)	426
Net (decrease) increase in cash, cash equivalents and restricted cash	(2,755)	10,625
Cash, cash equivalents and restricted cash, beginning of period	51,689	34,518
Cash, cash equivalents and restricted cash, end of period	$48,934	$45,143

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$—	$63
Cash paid for income taxes	$14	$—

SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING INFORMATION
Right-of-use assets obtained in exchange for new operating lease liabilities	$—	$11,190

See accompanying notes to the condensed consolidated financial statements

Annex F-4

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 1. Description of Business and Summary of Significant Accounting Policies

Description of Business

Cepton, Inc., and its wholly owned subsidiaries, (collectively, the “Company”) formerly known as Growth Capital Acquisition Corp. (“GCAC”), was originally incorporated in Delaware on January 4, 2010, under the name PinstripesNYS, Inc. GCAC changed its name to Growth Capital Acquisition Corp. on February 14, 2020. GCAC was a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more target businesses. On February 2, 2021, the Company consummated its initial public offering (the “IPO”), following which its shares began trading on the Nasdaq Stock Market (“Nasdaq”). On August 4, 2021, GCAC entered into a Business Combination Agreement (as amended, the “Merger Agreement”) with Cepton Technologies, Inc. (“Legacy Cepton”) and GCAC Merger Sub Inc., a wholly owned subsidiary of GCAC. On February 10, 2022, the transactions contemplated by the Merger Agreement (the “Business Combination”) were consummated. In connection with the closing of the Business Combination, GCAC changed its name to Cepton, Inc. and its shares and public warrants began trading on Nasdaq under the symbols “CPTN” and “CPTNW”, respectively. As a result of the Business Combination, Cepton, Inc. became the owner, directly or indirectly, of all of the equity interests of Legacy Cepton and its subsidiaries. Contemporaneously with the execution of the Merger Agreement, GCAC entered into subscription agreements with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase an aggregate of 5,950,000 shares of common stock at a purchase price of $10.00 per share, or an aggregate purchase price of $59.5 million (the “PIPE Investment”).

The Company provides state-of-the-art, intelligent, lidar-based solutions for a range of markets such as automotive, smart cities, smart spaces, and smart industrial applications. The Company’s patented lidar technology enables reliable, scalable, and cost-effective solutions that deliver near- or long-range, high resolution 3D perception for smart applications. The Company is headquartered in San Jose, California, United States.

On July 29, 2024, the Company entered into an Agreement and Plan of Merger (the “Koito Merger Agreement” and, together with the transactions contemplated thereby, the “Transaction”) with Koito and Project Camaro Merger Sub, Inc., an indirectly wholly-owned subsidiary of Koito (“Merger Sub”), pursuant to which, among other things and on the terms and subject to the conditions set forth in the Koito Merger Agreement, Merger Sub shall be merged with and into Cepton, with Cepton continuing as the surviving corporation and an indirect subsidiary of Koito. See Note 18 for further information.

Basis of Presentation and Principles of Consolidation

The condensed consolidated financial statements are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The condensed consolidated financial statements include the accounts of the Company’s wholly owned subsidiaries in Canada, Germany and other locations. All intercompany balances and transactions have been eliminated in consolidation. The condensed consolidated financial statements include all adjustments considered necessary by management to fairly state the results of operations, financial position and cash flows. The accompanying interim unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes thereto for the year ended December 31, 2023 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The accompanying condensed consolidated financial statements have been prepared assuming the Company will continue as a going concern. As of September 30, 2024, the Company had cash and cash equivalents of $47.7 million and an accumulated deficit of $151.9 million. During the nine months ended September 30, 2024, the Company incurred an operating loss of $23.0 million and had negative cash flows from operating activities of $8.7 million.

The Company is subject to risks and uncertainties frequently encountered by early-stage companies including, but not limited to, the uncertainty of successfully developing its products, securing certain contracts, building its customer base, successfully executing its business and marketing strategy and hiring appropriate personnel.

Annex F-5

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 1. Description of Business and Summary of Significant Accounting Policies (cont.)

To date, the Company has been funded primarily by equity financings (including the Preferred Stock, as defined in Note 10), convertible promissory notes, and the net proceeds received through the Business Combination, PIPE Investment, and private placements of the Legacy Cepton convertible preferred stock. Failure to generate sufficient revenues, achieve planned gross margins and operating profitability, control operating costs, or secure additional funding may require the Company to modify, delay, or abandon some of its planned future expansion or development, or to otherwise enact operating cost reductions available to management, which could have a material adverse effect on the Company’s business, operating results, financial condition, and ability to achieve its intended business objectives.

On September 7, 2023, the Company’s stockholders approved a one-for-ten reverse stock split of the Company’s issued common stock (the “Reverse Stock Split”) and a corresponding reduction in the total number of shares of common stock the Company is authorized to issue (the “Authorized Shares Reduction”). On September 18, 2023, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and Authorized Shares Reduction. The Reverse Stock Split and Authorized Shares Reduction became effective on September 21, 2023 (the “Effective Date”). The par value of the Company’s common stock was not adjusted as a result of the Reverse Stock Split. All of the Company’s share numbers, per share amounts, and related stockholders’ equity (deficit) balances presented herein have been retroactively adjusted to reflect the Reverse Stock Split. In addition, the exercise prices, conversion rates and other terms of the Company’s securities that adjusted pursuant to their terms as a result of the Reverse Stock Split have been presented after giving effect to such adjustments.

Concentration of Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments, and accounts receivable. The Company maintains a substantial portion of its cash and cash equivalents in money market funds. The Company believes that the financial institutions that hold its cash and cash equivalents are financially sound and, accordingly, represent minimal credit risk. Deposits held with banks may exceed the amount of federal insurance limits provided on such deposits.

As of September 30, 2024 and December 31, 2023, two and three customers, respectively, each accounted for more than 10% of accounts receivable.

Customers with revenue equal to or greater than 10% of total revenue for the periods indicated were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Customer A	49%	55%	91%	52%
Customer B	18%	—%	—%	—%
Customer C	10%	—%	—%	—%
Customer D	—%	31%	—%	35%

Use of Estimates

The preparation of the condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include, but are not limited to, inventory valuation and reserves, warranty reserves, valuation allowance for deferred tax assets, valuation of earnout and warrant liabilities, stock-based compensation, useful lives of property, plant and equipment, income tax uncertainties, and other loss contingencies. The Company evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors and adjusts those estimates and assumptions when facts and circumstances dictate. Actual results could differ from those estimates, and such differences could be material to the Company’s condensed consolidated financial condition and results of operations.

Annex F-6

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 1. Description of Business and Summary of Significant Accounting Policies (cont.)

Product Warranties

The Company typically provides a one-year warranty on its products. Estimated future warranty costs are accrued and charged to cost of goods sold in the period that the related revenue is recognized. These estimates are derived from historical data and trends of product reliability and costs of repairing and replacing defective products. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary. Through September 30, 2024, there were immaterial changes to the accrued warranty liability which was recorded in accrued expenses and other current liabilities on the condensed consolidated balance sheet.

Reclassification

During the course of preparing the financial statements for the second quarter of 2024, the Company identified an immaterial error in its presentation of basic and diluted net loss, which impacted each of the periods since the first quarter of 2023. The Company should have calculated the numerator of the basic and diluted net (loss) income per share using the net loss attributable to common stockholders, which is the net loss adjusted for the dividends on cumulative preferred stock earned during the period. The Company believes the correction of the error is immaterial to the previously issued condensed consolidated financial statements for prior periods.

The corrections to the Company’s condensed consolidated statement of operations for the three and nine months ended September 30, 2023 were as follows (in thousands, except for per share data):

	Three Months Ended September 30, 2023
	(As Previously Reported)	Correction	(As Corrected)
Less: cumulative preferred stock dividends	$—	$(1,083)	$(1,083)
Net loss attributable to common stockholders	$(11,294)	$(1,083)	$(12,377)
Net loss per share attributable to common stockholders, basic	$(0.71)	$(0.07)	$(0.78)
Net loss per share attributable to common stockholders, diluted	$(0.71)	$(0.07)	$(0.78)
	Nine Months Ended September 30, 2023
	(As Previously Reported)	Correction	(As Corrected)
Less: cumulative preferred stock dividends	$—	$(2,992)	$(2,992)
Net loss attributable to common stockholders	$(40,226)	$(2,992)	$(43,218)
Net loss per share attributable to common stockholders, basic	$(2.55)	$(0.19)	$(2.74)
Net loss per share attributable to common stockholders, diluted	$(2.55)	$(0.19)	$(2.74)

Recently Issued Accounting Pronouncements

In November 2023, the Financial Accounting Standards Board issued ASU No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which requires an enhanced disclosure of significant segment expenses on an annual and interim basis. This guidance will be effective for the annual periods beginning the year ended December 31, 2024, and for interim periods beginning January 1, 2025. Early adoption is permitted. Upon adoption, the guidance should be applied retrospectively to all prior periods presented in the financial statements. The Company is currently evaluating the impact of adopting this new pronouncement on its condensed consolidated financial statements disclosures

Annex F-7

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 2. Basic and Diluted Net Income (Loss) Per Share

The Company follows the two-class method when computing net income (loss) per common share when shares are issued that meet the definition of participating securities. The Company considers its convertible preferred stock outstanding as of September 30, 2024 to be participating as holders of such securities have non-forfeitable dividend rights in the event of the declaration of a dividend for shares of common stock. When the Company is in a net loss position, the net loss attributable to common stockholders is not allocated to the convertible preferred stock under the two-class method as these securities do not have a contractual obligation to share in losses. Basic net income (loss) per share is computed by dividing net income (loss) attributable to common stockholders by the weighted-average number of shares of the Company’s common stock outstanding. When there is a net loss attributable to common stockholders, potentially dilutive common stock equivalents have been excluded from the calculation of diluted net loss per share attributable to common stockholders as their effect is anti-dilutive.

The following table presents the reconciliation of the numerators and denominators of basic and diluted net (loss) income per share:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Numerator
Net loss	$(10,642)	$(11,294)	$(17,294)	$(40,226)
Less: cumulative preferred stock dividends	(1,130)	(1,083)	(3,353)	(2,992)
Net loss attributable to common stockholders	$(11,772)	$(12,377)	$(20,647)	$(43,218)

Denominator
Weighted-average common shares outstanding – Basic	16,047,213	15,834,152	15,971,448	15,750,586
Stock options to purchase common stock and RSUs	—	—	—	—
Weighted-average common shares outstanding – Diluted	16,047,213	15,834,152	15,971,448	15,750,586

The following common stock equivalents were excluded from the computation of diluted net (loss) income per share for the periods presented because including them would have been antidilutive:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Stock options to purchase common stock and RSUs	2,387,136	1,672,055	2,387,136	1,850,720
Preferred shares on an as-converted basis	4,156,279	3,984,232	4,156,279	3,984,232
Total	6,543,415	5,656,287	6,543,415	5,834,952

As of September 30, 2024 and 2023, 1,300,000 Earnout Shares (as defined in Note 13) were excluded from the table above because the shares are considered contingently issuable and the required common share price milestones were not achieved as of September 30, 2024 and 2023. As of September 30, 2024 and 2023, 13,800,000 common stock warrants (which are exercisable for an aggregate of 1,380,000 shares of common stock) were excluded from the table above as no shares were issuable under the treasury stock method of computing diluted earnings per share.

Annex F-8

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 3. Revenue

The Company disaggregates its revenue from contracts with customers by country of domicile based on the shipping location of the customer. Total revenue disaggregated by country of domicile was as follows (dollars in thousands):

	Three Months Ended September 30,
	2024		2023
	Revenue	% of Revenue	Revenue	% of Revenue
Revenue by country of domicile:
Japan	$368	67%	$2,151	56%
United States	170	31%	1,583	41%
Other	9	2%	99	3%
Total	$547	100%	$3,833	100%
	Nine Months Ended September 30,
	2024		2023
	Revenue	% of Revenue	Revenue	% of Revenue
Revenue by country of domicile:
Japan	$11,834	92%	$4,454	55%
United States	1,031	8%	3,153	39%
Other	56	—%	498	6%
Total	$12,921	100%	$8,105	100%

As of September 30, 2024 and December 31, 2023, the Company had $2.6 million and $0.4 million of deferred revenue included in accrued expenses and other current liabilities, respectively, and no contract assets.

Note 4. Fair Value Measurement

The following tables summarize the Company’s assets and liabilities measured at fair value on a recurring basis, by level, within the fair value hierarchy (in thousands):

	September 30, 2024
	Level 1	Level 2	Level 3	Total
Assets:
Cash equivalents:
Money market fund	$34,972	$—	$—	$34,972
Total cash equivalents	$34,972	$—	$—	$34,972

Short-term investments:
Total short-term investments	$—	$—	$—	$—
Total assets measured at fair value	$34,972	$—	$—	$34,972

Liabilities:
Warrant liability	$—	$66	$—	$66
Earnout liability	—	—	34	34
Total liabilities measured at fair value	$—	$66	$34	$100

Annex F-9

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 4. Fair Value Measurement (cont.)

	December 31, 2023
	Level 1	Level 2	Level 3	Total
Assets:
Cash equivalents:
Money market fund	$33,562	$—	$—	$33,562
Total cash equivalents	$33,562	$—	$—	$33,562

Short-term investments:
U.S. government agency securities	$—	$5,969	$—	$5,969
Total short-term investments	$—	$5,969	$—	$5,969
Total assets measured at fair value	$33,562	$5,969	$—	$39,531

Liabilities:
Warrant liability	$—	$43	$—	$43
Earnout liability	—	—	93	93
Total liabilities measured at fair value	$—	$43	$93	$136

Cash equivalents consist primarily of money market funds with original maturities of three months or less at the time of purchase, and the carrying amount is a reasonable estimate of fair value. Short-term investments consist of investment securities with original maturities greater than three months but less than twelve months and are included as current assets in the condensed consolidated balance sheets. For short-term investments, the fair value as of September 30, 2024 and December 31, 2023 approximates amortized cost basis.

Because the transfer of Private Placement Warrants to non-permitted transferees would result in the Private Placement Warrants having substantially the same terms as the Public Warrants, the Company determined that the fair value of each Private Placement Warrant is consistent with that of a Public Warrant. Accordingly, the Private Placement Warrants are classified as Level 2 financial instruments under warrant liability.

The value of the earnout liability is classified as Level 3 under the fair value hierarchy because it has been valued based on significant inputs not observable in the market. There was an immaterial gain in Level 3 liabilities related to changes in earnout liability measured at fair value for the nine months ended September 30, 2024, which is shown in the condensed consolidated statement of operations and comprehensive income (loss).

Note 5. Inventories

Inventories consisted of the following as of September 30, 2024 and December 31, 2023 (in thousands):

	September 30, 2024	December 31, 2023
Raw materials	$379	$1,182
Work-in-process	541	876
Finished goods	128	338
Total inventories	$1,048	$2,396

Inventories are carried and depicted above at the lower of cost or net realizable value. Write-downs were $0.1 million and $0.9 million for the three and nine months ended September 30, 2024. Write-downs were $0.4 million and $0.6 million for the three and nine months ended September 30, 2023.

Annex F-10

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 6. Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following as of September 30, 2024 and December 31, 2023 (in thousands):

	September 30, 2024	December 31, 2023
Prepaid insurance	$560	$365
Other prepaid expenses	2,421	737
Other current assets	79	151
Total prepaid expenses and other current assets	$3,060	$1,253

Note 7. Property and Equipment, Net

Property and equipment, net, consisted of the following as of September 30, 2024 and December 31, 2023 (in thousands):

	September 30, 2024	December 31, 2023
Machinery and equipment	$2,213	$2,326
Automobiles	45	45
Leasehold improvements	235	235
Computer and equipment	96	116
Total property and equipment	2,589	2,722
Less: accumulated depreciation and amortization	(1,439)	(1,272)
Total property and equipment, net	$1,150	$1,450

Depreciation and amortization related to property and equipment was $0.1 million and $0.3 million for the three and nine months ended September 30, 2024, respectively. Depreciation and amortization related to property and equipment was $0.1 million and $0.4 million for the three and nine months ended September 30, 2023, respectively.

Note 8. Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consisted of the following as of September 30, 2024 and December 31, 2023 (in thousands):

	September 30, 2024	December 31, 2023
Accrued payroll	$1,542	$878
Accrued expenses and taxes	789	2,798
Deferred revenue	2,566	367
Warranty reserve	17	23
Total accrued expenses and other current liabilities	$4,914	$4,066

Note 9. Debt

Secured Term Loan Agreement with Koito

On October 27, 2022, the Company entered into an Investment Agreement (the “Investment Agreement”) with Koito (See Note 10). Concurrently with the execution of the Investment Agreement, the Company entered into a Secured Term Loan Agreement with Koito to borrow Japanese Yen ¥5.8 billion (approximately $39.4 million) (the “Secured Term Loan Agreement”). The loan accrued interest at a rate equal to 1.0% per annum and was payable at maturity. The Secured Term Loan Agreement entered into with Koito was a related party transaction issued at a below market interest rate. Amortization of the debt discount, in accordance with the effective interest method, was recorded

Annex F-11

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 9. Debt (cont.)

as interest expense in the accompanying condensed consolidated statement of operations and comprehensive income (loss). The loan was set to mature on the earlier of three business days after the closing of the transactions contemplated by the Investment Agreement and the date on which the Investment Agreement is terminated in accordance with its terms. On November 7, 2022, the Company borrowed Japanese Yen ¥5.8 billion (approximately $39.4 million) under the Secured Term Loan Agreement. Obligations under the Secured Term Loan Agreement were secured by interests in substantially all of the Company’s assets, including all patents. The agreement contained customary affirmative and negative covenants. On January 24, 2023, the Company repaid all outstanding principal and accrued interest under the Secured Term Loan Agreement.

For the nine months ended September 30, 2023, the Company recognized $0.3 million in interest expense in connection with the borrowings under the Secured Term Loan Agreement. Additionally, the Company recognized a $0.8 million foreign currency transaction loss on repayment using the applicable exchange rate on January 24, 2023 and a $1.1 million loss on extinguishment of debt.

Note 10. Convertible Preferred Stock

Convertible Preferred Stock with Koito

On October 27, 2022, the Company entered into the Investment Agreement with Koito pursuant to which, among other things, at the closing of the transactions, and based on the terms and subject to the conditions set forth therein, the Company issued and sold to Koito, 100,000 shares of Series A Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Stock”), for a purchase price of $100.0 million (the “Initial Liquidation Preference”). The issuance and sale of the Preferred Stock and related matters were approved by the Company’s stockholders on January 11, 2023, and the Preferred Stock issued to Koito on January 19, 2023. In connection with the issuance of the Preferred Stock, the Company incurred direct and incremental expenses of $1.1 million, comprised of transaction fees, and financial advisory and legal expenses, which reduced the carrying value of the Preferred Stock.

As of September 30, 2024, the Company had authorized 5,000,000 shares of preferred stock, each with a par value of $0.00001. As of September 30, 2024, there were 100,000 shares of preferred stock issued and outstanding.

Dividend Provisions

The Preferred Stock ranks senior to the Company’s common stock with respect to payment of dividends and rights on the distribution of assets on any liquidation, dissolution or winding up of the affairs of the Company and ranks junior to all secured and unsecured indebtedness. The Preferred Stock has an Initial Liquidation Preference of $100.0 million, representing an aggregate Liquidation Preference (as defined below) of $100.0 million upon issuance. At the Company’s election, the Preferred Stock carries a 4.25% per annum dividend if paid in kind or a 3.25% per annum dividend if paid in cash, in each case payable quarterly in arrears. Holders of the Preferred Stock are entitled to these dividends regardless of whether the dividends are declared by the Company’s board of directors. Such dividends shall accrue and compound quarterly in arrears from the date of issuance of the shares. The Preferred Stock is also entitled to fully participate in any dividends paid to the holders of common stock in cash, in stock or otherwise, on an as-converted basis. As of September 30, 2024, the cumulative dividends accrued were $7.4 million, or $74.40 per share of Preferred Stock.

Liquidation Rights

In the event of any Liquidation, holders of the Preferred Stock are entitled to receive an amount per share equal to the greater of (1) the Initial Liquidation Preference per share plus any accrued or declared but unpaid dividends on such shares (the “Liquidation Preference”) or (2) the amount payable if the Preferred Stock were converted into common stock. The Preferred Stock will have distribution and liquidation rights senior to all other equity interests of the Company. As of September 30, 2024, the Liquidation Preference of the Preferred Stock was $107.4 million.

Annex F-12

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 10. Convertible Preferred Stock (cont.)

Conversion Feature

The Preferred Stock may be converted, at any time in whole or in part at the option of the holder, beginning on January 19, 2024, into shares of the Company’s common stock equal to the quotient obtained by dividing the sum of the Liquidation Preference by the conversion price of $25.85 (the “Conversion Price”).

Anti-Dilution Provisions

The Conversion Price of the Preferred Stock has customary anti-dilution provisions for stock splits, stock dividends, sales of shares through a tender or exchange offer, including under the Purchase Agreement with Lincoln Park (each as defined in Notes 10 and 11), subject to customary exceptions for issuances pursuant to current or future equity-based incentive plans or arrangements (including upon the exercise of employee stock options).

Optional Redemption

The Company has the option, upon 30 days’ advance notice, to (A) repurchase all (but not less than all) of the outstanding Preferred Stock held by Koito or a Permitted Transferee (as defined in the Investment Agreement) on or after the second anniversary of the closing occurring after the end of the applicable fiscal year for which the Company has recorded positive net income, if the Company has recorded positive net income pursuant to U.S. GAAP in its audited financial statements for any fiscal year the end date of which falls after the fifth anniversary of the closing and (B) all or any portion of the outstanding Preferred Stock not held by Koito or a Permitted transferee any time after the seventh anniversary of the closing.

Fundamental Change Put Right

Upon occurrence of a fundamental change event, each holder of outstanding shares of the Preferred Stock has the right to require the Company to repurchase any or all of their Preferred Stock at a purchase price per share equal to the Liquidation Preference or in lieu of a repurchase, elect to convert the Preferred Stock into the Company’s common stock equal to the quotient obtained by dividing 110% of the Liquidation Preference by the Conversion Price.

A fundamental change is defined as either the direct or indirect sale, or other disposition of all or substantially all assets of the Company and its subsidiaries to any third party or the consummation of any transaction, the result of which is that any third party or group of third parties become the beneficial owner of more than 50% of the voting power of the Company. Solely with respect to shares held by Koito, the definition of a fundamental change is expanded to include agreements entered by the Company to issue equity exceeding 10% of the Company’s common stock, or any strategic alliance partnership, or joint venture agreement to a third party deemed to be a competitor with Koito (subject to certain exceptions).

Note 11. Stockholders’ Equity (Deficit)

Common Stock

Holders of common stock were entitled to one vote per share, and to receive dividends when, as and if declared by the board of directors, and, upon liquidation or dissolution, were entitled to receive all assets available for distribution to stockholders. The holders had no preemptive or other subscription rights and there were no redemption or sinking fund provisions with respect to such shares.

As of September 30, 2024, the Company had authorized 35,000,000 shares of common stock, each with a par value of $0.00001. As of September 30, 2024, there were 16,051,981 shares of common stock issued and outstanding.

Annex F-13

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 11. Stockholders’ Equity (Deficit) (cont.)

Lincoln Park Transaction

On November 24, 2021, Legacy Cepton entered into a Purchase Agreement with Lincoln Park Capital LLC (“Lincoln Park”), pursuant to which Lincoln Park has agreed to purchase up to $100.0 million of common stock (subject to certain limitations contained in the Purchase Agreement) from time to time over a 36-month period (the “Purchase Agreement”) from February 10, 2022 to February 10, 2025, and certain other conditions set forth in the Purchase Agreement. The Company may, from time to time and at its sole discretion, direct Lincoln Park to purchase common stock in accordance with daily dollar thresholds as determined within the Purchase Agreement. The purchase price per share for common stock will be the lower of: (i) the lowest trading price for shares of common stock on the market in which it is listed, on the applicable purchase date and (ii) the average of the three (3) lowest closing sale price for common stock during the ten (10) consecutive business days ending on the business day immediately preceding such purchase date. In consideration for entering into the Purchase Agreement, the Company issued, as a commitment fee, 5,000 shares of common stock to Lincoln Park on the date of the closing of the Business Combination and subsequently an additional 15,000 shares of common stock 180 days after the date of the closing of the Business Combination.

No shares were sold under the Purchase Agreement in 2024 or 2023.

Note 12. Stock-Based Compensation

Equity Incentive Plans

On July 5, 2016, Legacy Cepton adopted the 2016 Stock Plan (the “2016 Plan”) under which 4,800,000 shares of Legacy Cepton’s common stock were reserved for issuance to employees, nonemployee directors, consultants, and advisors. As a result of the Business Combination, the Company no longer grants new incentive awards under the 2016 Plan and there were no shares reserved or available for future issuance under the 2016 Plan. Incentive awards existing under the 2016 Plan immediately prior to the Business Combination were converted into options to receive shares of common stock through application of the Exchange Ratio (“Post Conversion Awards”).

On February 10, 2022, the Company adopted the 2022 Stock Plan (the “2022 Plan”) under which 1,512,314 shares of the Company’s common stock were reserved for issuance to employees, nonemployee directors, consultants, and advisors. Per the terms of the 2022 Plan, in the event any Post Conversion Awards issued and outstanding under the 2016 Plan are cancelled, terminated, or expire, said number of shares will be made available for issuance under the 2022 Plan. The share limit shall automatically increase on the first trading day in January of every calendar year during the term of the 2022 Plan, by an amount equal to the lesser of (i) two percent (2%) of the total number of shares of common stock issued and outstanding on December 31 of the immediately preceding calendar year or (ii) such number of shares of common stock as may be established by the board of directors. As of September 30, 2024, there were 2,143,038 shares of common stock reserved for issuance under the 2022 Plan.

Incentive Stock Options and Nonqualified Stock Options

Stock options generally vest over four years, subject to a service condition, with 25% of the awarded stock options vesting on the first anniversary of the grant date and the remaining 75% vesting monthly over the remaining 36 months. The options expire ten years from grant date.

Annex F-14

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 12. Stock-Based Compensation (cont.)

A summary of the Company’s employee and nonemployee stock option activity for the nine months ended September 30, 2024 is presented below:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contract Term (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2023	1,258,483	$19.22	4.5	$767
Granted	—	$—
Exercised	(3,896)	$1.00
Expired/Forfeited	(199,421)	$31.17
Outstanding as of September 30, 2024	1,055,166	$17.03	4.5	$751
Exercisable as of September 30, 2024	1,015,754	$15.67	4.5	$751
Vested and expected to vest as of September 30, 2024	1,055,166	$17.03	4.5	$751

As of September 30, 2024, there was $1.0 million of unrecognized stock-based compensation expense related to unvested stock options expected to be recognized over a weighted-average period of 0.8 years. The total intrinsic value of options exercised during the nine months ended September 30, 2024 was immaterial. The Company recognizes forfeitures as they occur.

Restricted Stock Units (“RSUs”)

Each RSU represents a right to receive one share of the Company’s common stock when the RSU vests. RSUs generally vest over a period of one to four years, subject to a service condition. The fair value of RSU is equal to the fair value of the Company’s common stock on the date of grant.

A summary of the Company’s RSU activities for the nine months ended September 30, 2024 is presented below:

	Shares	Weighted Grant Date Fair Value
Outstanding as of December 31, 2023	608,029	$16.36
Granted	1,086,328	$3.00
Released	(223,776)	$17.57
Forfeited	(145,311)	$15.82
Outstanding as of September 30, 2024	1,325,270	$5.27

As of September 30, 2024, there was $5.4 million of unrecognized stock-based compensation expense related to unvested RSUs expected to be recognized over a weighted-average period of 2.4 years. The total intrinsic value of RSUs outstanding at September 30, 2024 was $4.1 million. The Company recognizes forfeitures as they occur.

Performance-based Stock units

Each performance-based stock unit (“PSU”) granted under the 2022 Plan represents a right to receive one share of the Company’s common stock upon satisfaction of the performance-based conditions applicable to the PSU. There were no PSUs issued during the nine months ended September 30, 2024. During the nine months ended September 30, 2023, the Company granted 12,300 PSUs under the 2022 Plan, with 6,600 PSUs in the first tranche and 5,700 PSUs in the second tranche. Each grant consisted of two market-based vesting tranches, with the first tranche to vest if, at the close of regular trading for 20 trading days out of any period of 30 consecutive trading days,

Annex F-15

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 12. Stock-Based Compensation (cont.)

either (i) the closing price of the Company’s common stock exceeds $150.00 per share or (ii) the Company’s market capitalization exceeds $2.1 billion; and the second tranche to vest if, at the close of regular trading for 20 trading days out of any period of 30 consecutive trading days, either (i) the closing price of the Company’s common stock exceeds $175.00 per share or (ii) the Company’s market capitalization exceeds $2.5 billion, provided in each case that the applicable stock price or market capitalization goal must be achieved no later than February 10, 2025 for the applicable tranche to vest, and provided further that the vesting of each tranche is subject to the grantee’s continued employment with the Company through the day on which the applicable goal is achieved.

The fair value of the PSUs at valuation date was determined using a Monte Carlo valuation model that utilizes significant assumptions, including expected volatility, dividend yield, stock price as of the valuation date, market capitalization targets and the corresponding share price targets necessary for each tranche of PSUs to vest, expected life, and risk-free rate.

The fair value of the PSUs at valuation date was $0.1 million with weighted-average grant date fair value of $9.77, amortizing over a derived service period of 21 and 22 months for each tranche, respectively. During the nine months ended September 30, 2024, 5,600 PSUs were cancelled.

Stock-Based Compensation

For the three and nine months ended September 30, 2024 and 2023, the Company recorded stock-based compensation expense as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue	$9	$45	$629	$149
Research and development expense	905	1,148	2,109	3,518
Selling, general and administrative expense	355	1,142	955	3,322
Total stock-based compensation expense	$1,269	$2,335	$3,693	$6,989

For the three months ended September 30, 2024 and 2023, the Company capitalized $9 thousand and $42 thousand, respectively, of stock-based compensation expense into inventory. For the nine months ended September 30, 2024 and 2023, the Company capitalized $30 thousand and $134 thousand, respectively, of stock-based compensation expense into inventory.

Note 13. Earnout Liability

In addition to the shares issued upon closing of the Business Combination (see Note 1), additional contingent shares (“Earnout Shares”) are payable to each holder of common stock and/or options receiving consideration in the Business Combination, in the amounts set forth below:

(a)     If the closing price of the Company’s common stock equals or exceeds $150.00 per share for any 20 trading days within any consecutive 30-trading day period that occurs after February 10, 2022 and on or prior to February 10, 2025, the Company will issue to each holder of common stock that is entitled to Earnout Shares a number of shares of common stock equal to such holder’s pro rata portion of 700,000 shares.

(b)    If the closing price of the Company’s common stock equals or exceeds $175.00 per share for any 20 trading days within any consecutive 30-trading day period that occurs after February 10, 2022 and on or prior to February 10, 2025, the Company will issue to each holder of common stock that is entitled to Earnout Shares a number of shares of common stock equal to such holder’s pro rata portion of 600,000 shares.

Annex F-16

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 13. Earnout Liability (cont.)

The Company concluded the Earnout Shares meet the criteria for liability classification due to the existence of contingent settlement provisions that could result in holders receiving differing amounts of shares depending on the Company’s stock price or the price paid in a change of control. Because the settlement is not solely determined by the share price of the Company (that is, the share price observed in or implied by a qualifying change-in-control event), but also by the occurrence of a qualifying change-in-control event, this causes the Earnout Shares to not be indexed to the Company’s own shares, resulting in liability classification. Upon the closing of the Business Combination, the Company recorded these instruments as liabilities on the condensed consolidated balance sheet at fair value and recognizes subsequent changes in fair value in earnings at each reporting date. The fair value of the earnout liability was determined using a Monte Carlo valuation model that utilizes significant assumptions, including expected volatility, expected term, and risk-free rate, to determine the probability of achieving the common share price milestones.

The following table summarizes the assumptions used in estimating the fair value of the earnout liability at each of the relevant dates:

	September 30, 2024	December 31, 2023
Stock price	$3.08	$3.14
Expected volatility	117.0%	117.0%
Risk-free interest rate	5.32%	5.32%
Expected term (in years)	0.6	1.2
Expected dividend yield	0%	0%

Stock price:    the stock price was based on the closing price as of the valuation date.

Expected volatility:    the volatility rate was determined using the historical volatility of the Company’s stock price, corresponding to the expected term of the awards.

Risk-free interest rate:    The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of issuance for zero-coupon U.S. Treasury notes with maturities corresponding to the expected three-year term of the earnout period.

Expected term:    The expected term is the remaining term of the three-year earnout period.

Expected dividend yield:    The expected dividend rate is zero as the Company currently has no history or expectation of declaring dividends in the foreseeable future.

As of September 30, 2024, the balance of the earnout liability was immaterial. For the three months ended September 30, 2024, there was no gain or loss in the condensed consolidated statement of operations and comprehensive income (loss) for the change in fair value of the earnout liability. There was an immaterial gain in the condensed consolidated statement of operations and comprehensive income (loss) for the change in fair value of the earnout liability for the nine months ended September 30, 2024. For the three and nine months ended September 30, 2023, the Company recorded an immaterial gain and a gain of $0.8 million, respectively, in the condensed consolidated statement of operations and comprehensive income (loss) for the change in fair value of the earnout liability.

Annex F-17

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 14. Warrants

Common Stock Warrants Assumed in Business Combination

As part of GCAC’s IPO, 8,625,000 Public Warrants were sold. The terms of outstanding warrants and equity-based awards (including exercise price and number of shares issuable thereunder) were proportionately adjusted to reflect the Reverse Stock Split. The as-adjusted terms of the Public Warrants provide that every ten shares of common stock that could have been purchased pursuant to the exercise of warrants prior to the Effective Date represent one share of common stock that may be purchased pursuant to such warrants following the Effective Date. The exercise price for each warrant following the Effective Date equals the product of 10 multiplied by the exercise price prior to the Effective Date; accordingly, the exercise price for the Company’s warrants is $115.00 per share, subject to adjustments. The Public Warrants may be exercised only for a whole number of shares of common stock. The Public Warrants will expire five years after the completion of the Business Combination, or earlier upon redemption or liquidation. The Public Warrants are listed on Nasdaq under the symbol “CPTNW”.

The Company may redeem the Public Warrants when exercisable, in whole and not in part, at a price of $0.01 per warrant, so long as the Company provides not less than 30 days’ prior written notice of redemption to each warrant holder, and only if the reported last sale of common stock equals or exceeds $180.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date the Company sends the notice of redemption to the warrant holders.

Simultaneously with GCAC’s IPO, GCAC consummated a private placement of 5,175,000 Private Placement Warrants with the Sponsor. The Private Placement Warrants are identical to the Public Warrants, including with respect to the Reverse Stock Split adjustments described above, except that the Private Placement Warrants are non-redeemable so long as they are held by the initial purchasers or such purchaser’s permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Company concluded the Private Placement Warrants meet the criteria for liability classification due to the existence of a settlement provision that adjusts the settlement amount based on who the holder of the warrant is (i.e., permitted vs. non-permitted transferees). This provision causes the Private Placement Warrants to not be indexed to the Company’s own shares, resulting in liability classification. Upon consummation of the Business Combination, the fair value of the Private Placement Warrants was recorded at a value of approximately $2.6 million. The fair value of the Private Placement Warrants was immaterial on September 30, 2024. For each of the three and nine months ended September 30, 2024, the Company recorded immaterial losses in the condensed consolidated statement of operations and comprehensive income (loss) for the change in fair value of the liability. For the three and nine months ended September 30, 2023, the Company recorded a gain of $0.2 million and $0.3 million, respectively, in the condensed consolidated statement of operations and comprehensive income (loss) for the change in fair value of the liability.

Note 15. Income Taxes

The Company’s provision for income taxes was immaterial for each of the three and nine months ended September 30, 2024 and 2023. The difference between the Company’s effective income tax rate and the U.S. federal statutory rate is primarily attributable to unrecognized U.S. federal and state tax benefits because of a full valuation allowance that the Company has established against its federal and state deferred tax assets and foreign tax rate differential from U.S. federal statutory rate.

The Company conducts its business globally and its operating income is subject to varying rates of tax in the United States, Canada, Germany, and other locations. Consequently, the Company’s effective tax rate is dependent upon the geographic distribution of its earnings or losses and the tax laws and regulations in each geographical region.

Annex F-18

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 15. Income Taxes (cont.)

Due to historical losses in the United States, the Company continues to maintain a full valuation allowance against the U.S. federal and state deferred tax assets. If management’s assessment of the deferred tax assets or the corresponding valuation allowance were to change, the Company would record the related adjustment to income during the period in which management makes the determination.

The Company is subject to income taxes in the U.S. federal, state, and various foreign jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. All of the Company’s tax years remain open for examination by the federal and state tax authorities for three and four years, respectively, from the date of utilization of the net operating loss or research and development tax credits. The Company does not have any tax audits or other issues pending.

Note 16. Leases

The Company leases office and manufacturing facilities under non-cancelable operating leases expiring at various dates through April 2028. The Company’s lease agreements do not contain any material terms and conditions of residual value guarantees or material restrictive covenants.

The Company determines if an arrangement is or contains a lease at inception. Operating leases are included in other assets and operating lease liabilities in the Company’s condensed consolidated balance sheets.

Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease right-of-use assets and liabilities are recognized at the commencement date based on an amount equal to the present value of lease payments over the lease term. The Company’s leases do not provide an implicit rate; therefore, the Company uses an incremental borrowing rate based on the information available at the commencement date in determining the present value of lease payments. The Company uses the implicit rate when it is readily determinable. The Company elected the package of practical expedients permitted under the transition guidance within the new standard, which among other things, allowed it to carry forward existing lease classification and to exclude leases with original terms of one year or less. Further, the Company elected to combine lease and non-lease components for all asset classes. Variable lease payments are defined as payments made for the right to use an asset that vary because of changes in facts or circumstances occurring after the commencement date, other than the passage of time. Any variable lease components are expensed as incurred. The operating lease right-of-use assets also include adjustments related to prepaid or deferred lease payments and lease incentives. The Company’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Operating lease expense for lease payments is recognized on a straight-line basis over the lease term.

The components of lease expense for the three and nine months ended September 30, 2024 and 2023 were as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating lease cost	$799	$803	$2,398	$2,271
Variable lease cost	215	202	652	610
Total operating lease cost	$1,014	$1,005	$3,050	$2,881

Annex F-19

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 16. Leases (cont.)

Supplemental cash flow information for the nine months ended September 30, 2024 and 2023 related to leases was as follows (in thousands):

	Nine Months Ended September 30,
	2024	2023
Cash paid for amounts included in the measurement of lease liabilities:
Cash paid for operating leases included in operating activities	$2,438	$1,774

Right of use assets obtained in exchange for lease obligations:
Operating leases	$—	$11,190

Supplemental balance sheet information related to leases was as follows (in thousands):

	September 30, 2024	December 31, 2023
Operating lease right-of-use assets	$8,674	$10,038

Operating lease liabilities:
Operating lease liabilities, current	$2,141	$1,875
Operating lease liabilities, non-current	7,063	8,720
Total operating lease liabilities	$9,204	$10,595

The operating lease right-of-use assets were recorded in other assets in the condensed consolidated balance sheets.

Weighted-average remaining term and discount rates were as follows (term in years):

	September 30, 2024	December 31, 2023
Weighted-average remaining lease term	3.53	4.27
Weighted-average discount rate	14.48%	14.48%

Maturities of lease liabilities were as follows (in thousands):

Year Ending December 31,
2024	$811
2025	3,318
2026	3,324
2027	3,368
Thereafter	847
Total undiscounted lease payments	$11,668

Present value adjustment for minimum lease commitments	(2,464)
Net lease liabilities	$9,204

Note 17. Commitments and Contingencies

Legal Proceedings

From time to time, the Company may be involved in various legal claims, litigation and other matters that arise in the normal course of its operations. Although there can be no assurances and the outcome of these matters is currently not determinable, the Company currently believes that none of these claims, actions or proceedings are likely to have a material adverse effect on the Company’s financial position.

Annex F-20

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 17. Commitments and Contingencies (cont.)

Between October 3 and 9, 2024, the Company received four demand letters (“Demand Letters”) from purported shareholders alleging that the Company’s disclosures in its preliminary proxy statement filed by the Company with the SEC on September 25, 2024 (the “Preliminary Proxy statement”), containing important information regarding the proposed transaction with Koito, were deficient. The Demand Letters demand that the Company make certain additional disclosures, and state that the shareholders reserve their rights to take action if the Company does not make the requested supplemental disclosures. One of the Demand Letters also attached a draft proposed complaint, stating that the shareholder would be prepared to file if the Company does not make the requested supplemental disclosures.

In addition, on November 1, 2024, an alleged shareholder of the Company filed a complaint in the United States District Court for the Northern District of California against the Company and the members of its Board of Directors. The complaint, which is captioned Bailey v. Cepton et al., Case No.: 5:24-cv-7581 (the “Complaint”), alleges that the Preliminary Proxy Statement contains misleading disclosures and omissions, purportedly in violation of Section 14(a) of the Exchange Act. The Complaint also asserts a claim for control person liability under Section 20(a) of the Exchange Act. The Complaint seeks, among other things, an injunction enjoining the consummation of the Merger (defined in Note 18) and rescissory damages if the Merger is consummated without the Company having made the supplemental disclosures. The Company believes that the disclosures included in our Preliminary Proxy Statement, as amended from time to time and subject to the filing of a definitive proxy statement, complied fully with applicable law and that the Demand Letters and the Complaint are without merit.

The Company records accruals for its outstanding legal proceedings, investigations or claims when it is probable that a liability will be incurred, and the amount of loss can be reasonably estimated. The Company evaluated developments in legal proceedings, investigations or claims that could affect the amount of any accrual, as well as any developments that would result in a loss contingency to become both probable and reasonably estimable. There were no material accruals for loss contingencies associated with such legal claims, actions or litigation as of September 30, 2024 and December 31, 2023.

Contract Manufacturer Loss Contingencies

As a result of the GM series production award cancellation in December 2023, the Company cancelled production contracts with certain contract manufacturers. This led to the Company’s receipt of project loss claims from contract manufacturers. The project loss claims include item costs for which the Company believes it is not liable based on contractual rights and obligations created by legal agreements with the contract manufacturers. As of September 30, 2024, $0.3 million contingent liability was accrued and included in accrued expenses and other current liabilities in the condensed consolidated balance sheets.

Other Contingencies

As a result of the GM series production award cancellation, the Company sent a claim to Koito seeking recovery of a significant amount in project losses. The claim covers costs associated with materials, tooling, engineering, and other related project costs. The Company is seeking recovery during 2024; however, a formal recovery timeline and total amount have not been agreed to and are unknown at this time. For the nine months ended September 30, 2024, the Company recognized a $4.0 million gain related to cost recovery in other income, net in the condensed consolidated statement of operations and comprehensive income (loss), and received a cash payment in April 2024. The remaining portion of the cost recovery claim was uncertain and the amount was neither estimable, realized nor realizable.

Annex F-21

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 18. Related Party Transactions

Investment Agreement and Investor Rights Agreement with Koito

On October 27, 2022, the Company entered into the Investment Agreement with Koito pursuant to which, among other things, at the closing of the transactions, and based on the terms and subject to the conditions set forth therein, the Company issued and sold to Koito, 100,000 shares of Preferred Stock for a purchase price of $100.0 million. The issuance and sale of the Preferred Stock and related matters were approved by the Company’s stockholders on January 11, 2023, and the Preferred Stock issued to Koito on January 19, 2023. See Note 10 for further information. On January 19, 2023, the Company and Koito entered into the Investor Rights Agreement (the “Investor Rights Agreement”), pursuant to which, among other things, the Company ensured that two designees of Koito sat on the Company’s board of directors immediately following the issuance of the Preferred Stock. The Investor Rights Agreement also provides for certain investor consent, preemptive, registration, and termination rights, which contain certain provisions that limit the Company’s ability to access additional sources of funding without Koito’s consent.

Secured Term Loan Agreement with Koito

Concurrently with the execution of the Investment Agreement, the Company entered into a Secured Term Loan Agreement with Koito to borrow Japanese Yen ¥5.8 billion (approximately $39.4 million). On January 24, 2023, the Company repaid all outstanding principal and accrued interest under the Secured Term Loan Agreement. See Note 9 for further information.

Koito Letter of Intention and Koito Merger Agreement

On December 21, 2023, the Company received a non-binding indication of interest from Koito to acquire 100% of the outstanding shares of the Company not already owned by Koito, subject to certain executives of the Company, including Dr. Jun Pei, Cepton’s President and Chief Executive Officer (collectively, the “Rollover Participants”) agreeing to rollover all or a portion of their outstanding shares of common stock of the Company.

On July 29, 2024, the Company entered into the Koito Merger Agreement with Koito and Merger Sub. The Koito Merger Agreement provides that, among other things and on the terms and subject to the conditions set forth in the Koito Merger Agreement, (i) Merger Sub shall be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”) and an indirectly controlled subsidiary of Koito; (ii) at the effective time of the Merger (the “Effective Time”) each share of common stock of the Company, par value $0.00001 per share (the “Company Common Stock”) issued and outstanding immediately before the Effective Time (other than (a) shares of Company Common Stock held by any subsidiary of the Company immediately prior to the Effective Time; (b) shares of Company Common Stock held by Koito or any of its subsidiaries or owned by the Company as treasury stock, in each case, immediately prior to the Effective Time; and (c) shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and for which the holder thereof is entitled to demand and properly demands the appraisal of such shares in accordance with, and complied in all respects with, Section 262 of the General Corporation Law of the State of Delaware) shall be converted automatically into the right to receive $3.17 per share without interest (the “Merger Consideration”); and (iii) each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) fully paid and non-assessable share of common stock, par value $0.00001 per share, of the Surviving Corporation.

Each share of Preferred Stock issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall not be cancelled. The Company’s warrants to acquire up to 862,500 shares of Company Common Stock issued and outstanding on the date of the Koito Merger Agreement originally issued as a component of the units sold in Growth Capital Acquisition Corp.’s initial public offering (the “Public Warrants”) and warrants to acquire up to 517,000 shares of Company Common Stock issued at the time of Growth Capital Acquisition Corp.’s initial public offering (the “Private Warrants” and, together with the Public Warrants, the “Warrants”) that are outstanding and unexercised as of immediately prior to the Effective Time shall be treated in accordance with the terms and conditions of the Warrant Agreement, dated as of January 29, 2021 by and between the Company and Continental Stock Transfer & Trust Company. The Company’s Earnout Shares shall be treated in accordance

Annex F-22

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 18. Related Party Transactions (cont.)

with the terms and conditions of the Business Combination Agreement, dated as of August 4, 2021, by and among the Company, GCAC Merger Sub Inc. and Cepton Technologies, as amended, pursuant to which, at the Effective Time, the Earnout Shares shall (i) be deemed unearned as the Merger Consideration does not exceed the share price milestone thresholds applicable to the Earnout Shares and (ii) be cancelled. If the Merger is consummated, shares of Company Common Stock and Public Warrants will be delisted from the Nasdaq Stock Market and deregistered under the Securities Exchange Act of 1934.

The consummation of the Transaction, expected to close by the first quarter of 2025, is subject to the fulfillment or waiver of certain conditions, including the receipt of the requisite stockholder approval at a meeting of the Company’s stockholders and the receipt of required regulatory approvals, consents or clearances with respect to the Transaction, including from the Committee on Foreign Investment in the United States. The Company has made customary representations, warranties and covenants in the Koito Merger Agreement, including, among others, covenants to use reasonable best efforts to conduct its business in the ordinary course during the period between the date of the Koito Merger Agreement and the consummation of the Merger. The parties have agreed to use reasonable best efforts to take all actions necessary to consummate the Merger, including cooperating to obtain the regulatory approvals necessary to consummate the Merger.

Voting Support Agreements

Concurrent with the execution of the Koito Merger Agreement, Koito and each of Dr. Jun Pei, Dr. Jun Ye and Dr. Mark McCord (the “Supporting Stockholders”) entered into voting support agreements (the “Voting Support Agreements”), pursuant to which, among other things, each of the Supporting Stockholders agreed, subject to the terms thereof, to vote or cause to be voted, all of the shares of Company Common Stock beneficially owned by such Supporting Stockholders in favor of the adoption of the Koito Merger Agreement. The aggregate number of shares of Company Common Stock beneficially owned by the Supporting Stockholders and required to be voted or cause to be voted in favor of the adoption of the Koito Merger Agreement pursuant to the Voting Support Agreements represents approximately 38.7% of the outstanding shares of Company Common Stock, and along with the shares of Company Common Stock beneficially owned by Koito (excluding the Company Common Stock to which the shares of Series A Preferred Stock held by Koito are convertible), approximately 50.9% of the outstanding shares of Company Common Stock. In the event that the Board effects a Recommendation Change, then the aggregate number of shares of Company Common Stock beneficially owned by the Supporting Stockholders and required to be voted or caused to be voted in favor of the adoption of the Koito Merger Agreement pursuant to the Voting Support Agreements, along with the shares of Company Common Stock beneficially owned by Koito (including the Company Common Stock to which the shares of Series A Preferred Stock held by Koito are convertible), would be reduced to represent 35% of the outstanding shares of Company Common Stock.

Rollover Agreement

Concurrent with the execution of the Koito Merger Agreement, Koito, Project Camaro Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Koito (“Holdco”), and the Rollover Participants entered into a rollover agreement (the “Rollover Agreement”), pursuant to which, immediately prior to the Effective Time, Dr. Jun Pei, Dr. Mark McCord and Mr. Yupeng Cui will contribute 1,291,810, 515,886 and 476,549 shares of Company Common Stock (the “Rollover Shares”), respectively, and Koito will separately contribute its 1,962,474 shares of Company Common Stock and 100,000 shares of Series A Preferred Stock as contemplated therein, to Holdco in exchange for certain equity interests in Holdco. Pursuant to the Rollover Agreement, the Rollover Participants agreed to certain restrictive covenants, including restrictions on competition and solicitation. The Rollover Agreement also contemplates that at the closing, the Rollover Participants, Parent and Holdco will enter into an Amended and Restated Limited Liability Company Agreement of Holdco, which provides for scheduled repurchases of the equity interests issued to the Rollover Participants at a purchase price determined by multiplying the number of Rollover Shares by the Merger Consideration, plus an applicable rate of interest, subject to acceleration or reduction in certain circumstances.

Annex F-23

CEPTON, INC. AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements (Unaudited)

Note 18. Related Party Transactions (cont.)

Transaction costs

During the three and nine months ended September 30, 2024, the Company incurred $1.6 million and $3.2 million of transaction costs, which were recorded in selling, general and administrative expenses in the condensed consolidated statement of operations and comprehensive income (loss).

Other Transactions with Koito

Koito is an automotive tier 1 partner and investor of the Company. Sales to Koito were $0.3 million and $2.1 million (or 49% and 55% of our total revenue) for the three months ended September 30, 2024 and 2023, respectively. Sales to Koito were $11.7 million and $4.2 million (or 91% and 52% of our total revenue) for the nine months ended September 30, 2024 and 2023, respectively. Accounts receivable from Koito were $0.2 million as of September 30, 2024 and $2.1 million as of December 31, 2023.

In December 2023, Koito informed the Company that GM, which had awarded Koito the series production award, had decided to re-scope its advanced driver assistance systems (“ADAS”) product offerings and, as a result, Koito cancelled all outstanding purchase orders to the Company that relate to the GM series production award. As is customary when an automotive program changes, the Company submitted a project investment cost recovery claim related to the cancellation. See Note 17 for further information.

Note 19. Segments

The Company conducts its business in one operating segment that develops and produces lidar sensors for use in automotive and smart infrastructure industries. The Company’s Chief Executive Officer is the chief operating decision maker (“CODM”). The CODM allocates resources and makes operating decisions based on financial information presented on a consolidated basis, accompanied by disaggregated information about sales and gross margin by product group. The profitability of the Company’s product group is not a determining factor in allocating resources and the CODM does not evaluate profitability below the level of the consolidated company. Long-lived assets of the Company located in its country of domicile, the United States, are approximately 100%.

Note 20. Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through November 8, 2024, the issuance date of the condensed consolidated financial statements, and determined there are no other transactions that require additional accounting or disclosure.
Annex F-24

Item 2.       Management’s Discussion and Analysis of Financial Condition and Results of Operations

Unless otherwise indicated, references in this section to “we,” “our,” “us,” and “Cepton” generally refer to Cepton Technologies, Inc. and its consolidated subsidiaries prior to the Business Combination (as defined in Note 1 to the condensed consolidated financial statements in this Report) and to Cepton, Inc. and its consolidated subsidiaries after giving effect to the Business Combination. The following discussion and analysis of our results of operations and financial condition should be read in conjunction with the condensed consolidated financial statements included in this Report. This discussion contains forward-looking statements based upon our current expectations, estimates and projections that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements due to, among other considerations, the matters discussed under “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” herein.

Certain amounts that appear in this Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) may not sum due to rounding. Percentage amounts included in this MD&A have not in all cases been calculated on the basis of such rounded figures, but on the basis of such amounts prior to rounding. For this reason, percentage amounts in this MD&A may vary from those obtained by performing the same calculations using the figures in our condensed consolidated financial statements included elsewhere in this Report. Terms used but not defined in this MD&A shall have the meanings ascribed to such terms in this Report.

On September 18, 2023, we filed with the Secretary of State of the State of Delaware a Certificate of Amendment to our Certificate of Incorporation to effect the Reverse Stock Split (as described in Note 1 to the condensed consolidated financial statements in this Report). The historical share and per share information included herein have been adjusted to reflect the Reverse Stock Split.

Business Overview

Cepton is focused on the deployment of high performance, mass-market lidar solutions to deliver safety and autonomy across the automotive and smart infrastructure markets. By adopting our solutions, our customers can enable safety and autonomy applications across a broad range of end-markets including our primary market, advanced driver assistance systems (“ADAS”) in consumer and commercial vehicles, which we believe represents not just the largest market opportunity for lidar applications over the next decade, but also the market with the best potential for near term mass-market commercialization.

Since the inception of our company in 2016, building lidars for broad market adoption has been our guiding principle. Mass-market deployment guided not just our end-market focus, but also our product design choices, our areas of technological innovation, and our approach to manufacturing, and our go-to-market strategy and partnerships. To pursue mass-market adoption, our value proposition has focused on developing a lidar that achieves high performance with automotive grade reliability at competitive prices. Our thesis was that lidar would gain broad based adoption only when solutions strike the right balance across three key facets of performance, cost and reliability.

As a Silicon Valley-based company led by recognized technical experts in the optical field, technology innovation is at the core of our company. We developed a comprehensive lidar platform consisting of proprietary components including our breakthrough scanning and imaging technology and our system-on-a-chip lidar engine application-specific integrated circuit, a portfolio of automotive-grade and industrial-grade long-range and near-range lidars, a software layer enabling the integration of automotive functions, and feature rich perception software capabilities.

Market Conditions

The global economy, including the financial and credit markets, continues to experience significant volatility and disruptions and has been impacted by inflation, the ongoing conflicts in Ukraine and the Middle East, rising fuel prices, trade tensions, declines in consumer confidence, declines in economic growth, and uncertainty about economic stability and political landscapes in the United States during an election year. The severity and duration of the impact of broader macroeconomic conditions on our business is dynamic and cannot be predicted.

For more information on our operations and risks related to our macroeconomic environment, please see the section titled “Risk Factors”.

Annex F-25

GM Series Production Award Cancellation

On December 11, 2023, Koito informed us that GM has decided to re-scope its ADAS product offerings and, as a result, all outstanding purchase orders from Koito to us that relate to the GM series production award have been cancelled. As is customary when an automotive program changes, we submitted a project investment cost recovery claim related to the cancellation. See Note 17 to our condensed consolidated financial statements included elsewhere in this Report for further information.

Koito Letter of Intention and Koito Merger Agreement

On December 21, 2023, we received a non-binding indication of interest from Koito to acquire 100% of the outstanding shares of the Company not already owned by Koito or certain other potential rollover participants including Dr. Jun Pei, Cepton’s President and Chief Executive Officer (collectively, the “Rollover Participants”).

On July 29, 2024, we entered into an Agreement and Plan of Merger (the “Koito Merger Agreement” and, together with the transactions contemplated thereby, the “Transaction”) with Koito Manufacturing Co., LTD (“Koito”) and Project Camaro Merger Sub, Inc., an indirectly wholly-owned subsidiary of Koito (“Merger Sub”), pursuant to which, among other things and on the terms and subject to the conditions set forth in the Koito Merger Agreement, Merger Sub shall be merged with and into Cepton, with Cepton continuing as the surviving corporation and an indirect subsidiary of Koito. Our Board of Directors has approved the Transaction and has recommended that our stockholders approve the Transaction at an upcoming meeting of our stockholders. If approved by our stockholders representing at least a majority of our outstanding shares, the Transaction is expected to close in the first quarter of 2025, subject to regulatory approvals and other customary closing conditions. No assurance can be given that the potential transaction will be consummated in a timely manner or at all. See Note 18 to our condensed consolidated financial statements included elsewhere in this Report for further information.

During the three and nine months ended September 30, 2024, we incurred $1.6 million and $3.2 million of transaction costs related to the Transaction, respectively. The Transaction expenses include fees paid to attorneys, investment bankers, and accountants as well as other related costs.

New Series Production

In March 2024, we, alongside our tier 1 partner, Koito, were notified of a new series production by a global OEM, which will utilize our near-range lidar. On May 9, 2024, we entered into an engineering services contract with Koito for approximately $10.0 million in fees to support customer-specific product development and program execution efforts for this new OEM.

Key Factors Affecting Our Operating Results

We believe that our future performance and success depends, to a substantial extent, on our ability to capitalize on the following opportunities, which in turn is subject to significant risks and challenges, including those discussed below and in Part II, Item 1A of this Report under the heading “Risk Factors”.

Series Production Awards in the Automotive Market

An important part of our mission is to deploy high performance, mass-market lidar in the automotive market. Within the automotive market, we believe that passenger car ADAS applications represent the largest opportunity but also have the most stringent requirements for reliability, cost, and performance. Major automotive OEMs typically undergo several years of planning, technology selection, and vehicle integration work before introducing new and important technologies in their vehicle offerings. We anticipate that lidar, as a new sensor that improves safety and enhances autonomy, will undergo the same technology introduction and validation process as similar technologies in the past, such as anti-lock braking systems or stability control systems. The number of vehicle platforms and vehicle models that will be equipped with lidar will depend on OEM product planning, vehicle integration, and marketing schedules. Once a lidar supplier is chosen, the number of awarded vehicle platforms and vehicle models is likely to increase over time. This is because the development efforts of integrating lidar into the OEM’s product offerings is leveraged across multiple vehicle classes and platforms to maximize the OEM’s return on investment.

Annex F-26

Adoption of Lidar Solutions in Automotive and Smart Infrastructure Markets

In an endless pursuit of safety and product differentiation, many leading automotive OEMs have decided to include lidar in their next generation of vehicles for increased safety and higher levels of autonomy. The speed of lidar adoption depends on many factors, including sensor performance, reliability, and cost, as well as the time it takes to win large series production awards. Large automotive series production awards usually take a number of years to secure but once awarded, the production award typically covers the entire duration of a typical vehicle model period of five to seven years for consumer vehicles. In the case of trucking applications, the production period of a typical model may exceed seven years in many cases. We are currently engaged in discussions with all of the top 10 global automotive OEMs based on vehicle production volume rankings from 2019 according to IHS Markit, a leading independent third-party industry analytics and information provider.

While lidar adoption in the automotive market may take multiple years to materialize, the smart infrastructure market could adopt lidar solutions at a more rapid pace. Applications within smart infrastructure vary widely from tolling to security, to delivery and logistics. These applications are typically project based and require certain levels of customization to deliver an end-to-end solution. To address opportunities in this market, we partner with system integrators who leverage our lidar hardware as well as our Helius® perception software to provide solutions unique to each opportunity. We expect to grow our system integrator partnership network to further drive the adoption of lidar in smart infrastructure applications.

We expect our revenue to increase as lidar adoption increases in the automotive and smart infrastructure markets; however, the rate of adoption may vary due to many factors, including but not limited to competing technologies, time to market, changes in macroeconomic conditions, including rising inflation, geopolitical conflicts and tensions, any of which may impact the pace and magnitude of lidar adoption and our revenues.

Product Cost and Margins

To drive mass-market adoption of lidar in automotive applications, product cost must be controlled. As such, cost is one of the primary design criteria that we focused on from the very beginning. Design choices were carefully evaluated to create products with the best overall balance between performance, reliability, and cost. Working with our partners, we expect to continue driving costs down as volumes increase and we achieve higher margin unit economics in the future.

In the smart infrastructure space, the average selling price of a lidar solution may be higher than that in the automotive space due to a number of reasons, such as unit volume, level of customization, and additional software content. At the same time, the cost of production is also higher due to lower production volumes and higher levels of system integration requirements.

If we cannot generate our expected revenues, margins or income from operations, we may be required to raise additional debt or equity capital, which may not be available or may only be available on terms that are onerous to our stockholders.

End Market Concentration

We believe that the automotive market represents a large portion of the total addressable market and large global automotive OEMs represent the majority of unit volume demand as well as leaders in active safety and autonomy. To drive mass-market commercialization of our lidar solutions, we have focused on top automotive OEMs and are currently engaged with all of the top 10 global automotive OEMs. Series production awards from top OEMs tend to be large and long-term in nature. While we continue to expand our system integrator partnership network to address opportunities in the smart infrastructure markets, program awards tend to be smaller and short-term in nature as compared to those in the automotive end-markets. As such, we expect a large portion of our future revenue to come from the automotive end-market.

Annex F-27

Components of Results of Operations

Revenue

Revenue is primarily derived from the sale of components and licensing of our technologies to tier 1 suppliers for mass market ADAS applications in the automotive market, the sale of lidar sensors directly to end-user customers in the smart infrastructure market, and engineering development arrangements of our lidar products for customers. Our lidar sensors are used in applications such as advanced driver assistance systems, autonomous vehicles, and intelligent transportation systems. Our customers include leading OEMs and suppliers within the automotive and smart infrastructure industries.

We categorize our revenue as (1) lidar sensor and prototype revenue and (2) development revenue.

Lidar sensor and prototype revenue is primarily derived from the sale of components and license of technologies to tier 1 suppliers for mass market ADAS applications in the automotive market and the sale of lidar sensors directly to end-user customers in the smart infrastructure markets. We expect lidar sensor and prototype revenue will be significantly lower in 2024 as compared to 2023 due to the cancellation of the GM series production award. Over time, we anticipate lidar sensor and prototype revenue growth as we continue to form strategic partnerships and as the primary source of revenue shifts from prototype sales to sales of commercialized production-ready lidar sensors in the foreseeable future thereafter.

Development revenue represents arrangements with tier 1 suppliers focused on the specific customization of our proprietary lidar capabilities to the customers’ applications, typically involving development of customized software for producing or operating lidar sensor prototypes for those customers. The timing of revenue recognition for development contracts is determined for each performance obligation based on the unique facts and circumstances within each development arrangement, which generally results in recognition at a point in time. This assessment is made at the outset of the arrangement for each performance obligation. Development revenue in 2024 is expected to be significantly higher as compared to 2023 due to the engineering services contract with Koito to support a major global OEM series production award. Over time, we anticipate development revenue to grow in the foreseeable future as we engage with customers in OEM development projects.

Cost of Revenue

Cost of revenue includes the manufacturing cost of our lidar sensors and components, which primarily consists of personnel-related costs directly associated with our manufacturing organization, and amounts paid to our third-party contract manufacturers and vendors. Our cost of revenue also includes cost of component inventory, product testing costs, an allocated portion of overhead costs, warranty expense, excess and obsolete inventory, and shipping costs. Development cost of revenue includes personnel-related costs incurred in the completion of the development projects. Excess and obsolete inventory, driven in part by the reduction of lidar sensor and prototype orders, have negatively impacted, and may continue to negatively impact, our cost of revenue. We anticipate lidar sensor and prototype cost of revenue to decrease in 2024 as compared to 2023 due to the cancellation of the GM series production award. We anticipate development cost of revenue to be higher in 2024 as compared to 2023 due to the completion of the engineering services contract with Koito to support a major global OEM series production award during the second quarter of 2024. Over time, we anticipate cost of revenue to increase in absolute dollars as we grow our sales in the foreseeable future.

Gross Margin

Our gross margin in future periods will depend on a variety of factors including market conditions that may impact our pricing and sales volume; product mix changes between established products and new products; excess and obsolete inventories; our cost structure for manufacturing operations, including third-party manufacturers, relative to volume; and margin on development revenue projects. Our gross margin varies by product and by development revenue projects. We expect our gross margins to fluctuate over time, depending on the factors described above.

Annex F-28

Operating Expenses

Research and Development Expenses

Research and development expenses consist primarily of personnel-related costs, material expenses, permits, licenses, and professional services costs directly associated with our research and development activities. The remainder primarily relates to the allocated portion of overhead costs. Our research and development efforts are focused on enhancing and developing additional functionality for our existing products and on new product development, including new releases and upgrades to our lidar sensors. We expense research and development costs as incurred. We expect our research and development expenses for 2024 to be lower compared to 2023. Over time, we anticipate research and development costs to increase in absolute dollars as we increase our investment in ASIC and software development to broaden the capabilities of our solutions and introduce new products and features.

Selling, General and Administrative Expenses

Our selling, general and administrative expenses consist primarily of personnel-related costs, professional services costs, and advertising expenses directly associated with our sales and general and administrative activities. The remainder primarily relates to the allocated portion of overhead costs. We expect our selling, general and administrative expenses for 2024 to be lower compared to 2023. Over time, we anticipate selling, general and administrative expenses to increase in absolute dollars over time in the future to support our expected growth as we increase our sales and marketing activities, build brand awareness, grow our domestic and international operations, and increase the size of our general and administrative function.

Gain (Loss) on Change in Fair Value of Earnout and Warrant Liabilities

The change in fair value of earnout and warrant liabilities consists of the change in fair value of earnout and warrant liabilities assumed in connection with the Business Combination as well as the change in fair value of other warrant liability.

Foreign Currency Transaction Loss, Net

We incur transaction gains and losses resulting from transactions denominated in currencies other than the functional currency of the Company. In 2023, we incurred foreign currency transaction losses resulting from the repayment of the Secured Term Loan with Koito (the “Secured Term Loan”), which was denominated in Japanese Yen.

Loss on Extinguishment of Debt

Loss on extinguishment of debt represents the loss associated with the repayment of the Secured Term Loan in 2023.

Other (Expense) Income, Net

Other (expense) income, net consists primarily of a realizable gain from recoveries in 2024 related to the GM series production award cancellation, partially offset by a contingent loss resulting from project loss claims from our contract manufacturers affected by the GM series production award cancellation. In 2023, this amount was immaterial.

Interest Income, Net

Interest income, net consists primarily of interest earned on our cash equivalents and short-term investments. In 2023 only, it also included interest expense from our debt financing. These amounts will vary based on our cash, cash equivalents and short-term investment balances, and also with market interest rates.

Provision (Benefit) for Income Taxes

Our provision for income taxes consists of federal, state, and foreign current and deferred income taxes. Any changes in the United States and foreign taxation of our business activities may increase our overall provision for income taxes in the future.

Annex F-29

We have a full valuation allowance for net deferred tax assets, including federal and state net operating loss carryforwards and research and development credit carryforwards. We expect to maintain this valuation allowance until it becomes more likely than not that the benefit of our federal and state deferred tax assets are realizable by way of expected future taxable income.

We believe that we have adequately reserved for our uncertain tax positions, although we can provide no assurance that the final outcome of these matters will not be materially different. To the extent that the final outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made and could have a material impact on our financial condition and results of operations.

Results of Operations for the Three and Nine Months Ended September 30, 2024 and 2023

The results of operations presented below should be reviewed in conjunction with the condensed consolidated financial statements and notes included elsewhere in this Report. The following table sets forth our condensed consolidated results of operations data for the periods presented:

	Three Months Ended September 30,		Change $	Change %	Nine Months Ended September 30,		Change $	Change %
	2024	2023			2024	2023
	(dollars in thousands)				(dollars in thousands)
Lidar sensor and prototype revenue	$466	$3,802	$(3,336)	(88)%	$1,981	$7,813	$(5,832)	(75)%
Development revenue	81	31	50	NM	10,940	292	10,648	NM
Total revenue	$547	$3,833	$(3,286)	(86)%	$12,921	$8,105	$4,816	59%

Lidar sensor and prototype cost of revenue	600	3,339	(2,739)	(82)%	2,788	7,135	(4,347)	(61)%
Development cost of revenue	29	—	29	NA	3,438	116	3,322	NM
Total cost of revenue	629	3,339	(2,710)	(81)%	6,226	7,251	(1,025)	(14)%
Gross (loss) profit	(82)	494	(576)	NM	6,695	854	5,841	NM

Operating expenses:
Research and development	5,524	6,706	(1,182)	(18)%	14,412	23,309	(8,897)	(38)%
Selling, general, and administrative	5,332	6,136	(804)	(13)%	15,305	19,052	(3,747)	(20)%
Total operating expenses	10,856	12,842	(1,986)	(15)%	29,717	42,361	(12,644)	(30)%
Operating loss	(10,938)	(12,348)	1,410	(11)%	(23,022)	(41,507)	18,485	(45)%
Other income (expenses):
Gain on change in fair value of earnout liability	—	91	(91)	(100)%	59	827	(768)	(93)%
(Loss) gain on change in fair value of warrant liability	(5)	169	(174)	NM	(23)	299	(322)	NM
Other (expense) income, net	(321)	2	(323)	NM	3,789	23	3,766	NM
Loss on extinguishment of debt	—	—	—	NA	—	(1,123)	1,123	(100)%
Foreign currency translation loss, net	—	(7)	7	(100)%	—	(757)	757	(100)%
Interest income, net	622	799	(177)	(22)%	1,889	2,015	(126)	(6)%
Loss before income taxes	(10,642)	(11,294)	652	(6)%	(17,308)	(40,223)	22,915	(57)%

Benefit (provision) for income taxes	—	—	—	NA	14	(3)	17	NM
Net loss	$(10,642)	$(11,294)	$652	(6)%	$(17,294)	$(40,226)	$22,932	(57)%

____________

NA: Not applicable

NM: Not meaningful (greater than 100% change or otherwise)

Annex F-30

Comparison of the Three and Nine Months Ended September 30, 2024 and 2023

Revenue

Lidar sensor and prototype revenue decreased by $3.3 million, or 88%, to $0.5 million for the three months ended September 30, 2024, from $3.8 million for the three months ended September 30, 2023. Approximately $2.9 million of the decrease was driven by a decrease in lidar sales volume, $1.8 million was driven by a decrease in sales of custom lidar products due to the GM series production award cancellation, partially offset by a $1.3 million increase in the average sales price for lidar sensors.

Development revenue remained fairly consistent with immaterial amounts earned for each of the three months ended September 30, 2024 and 2023.

Lidar sensor and prototype revenue decreased by $5.8 million, or 75%, to $2.0 million for the nine months ended September 30, 2024, from $7.8 million for the nine months ended September 30, 2023. Approximately $3.2 million of the decrease was driven by a decrease in sales of custom lidar products due to the GM series production award cancellation, $3.0 million was driven by a decrease in lidar sales volume, partially offset by a $0.4 million increase in the average sales price for lidar sensors.

Development revenue increased by $10.6 million to $10.9 million for the nine months ended September 30, 2024, from $0.3 million for the nine months ended September 30, 2023. The increase was driven by the completion of new development work order entered into with Koito during the second quarter of 2024.

Cost of Revenue

Lidar sensor and prototype cost of revenue decreased by $2.7 million, or 82%, to $0.6 million for the three months ended September 30, 2024, from $3.3 million for the three months ended September 30, 2023. The decrease was driven by lower sales volume resulting in a $2.5 million cost reduction and a $0.3 million decrease in scrap and excess and obsolete expense.

Development cost of revenue remained fairly consistent with immaterial amounts recorded for each of the three months ended September 30, 2024 and 2023.

Lidar sensor and prototype cost of revenue decreased by $4.3 million, or 61%, to $2.8 million for the nine months ended September 30, 2024, from $7.1 million for the nine months ended September 30, 2023. The decrease was driven by lower sales volume resulting in a $4.5 million cost reduction, which was partially offset by a $0.2 million increase in scrap and excess and obsolete inventory expense.

Development cost of revenue increased by $3.3 million to $3.4 million for the nine months ended September 30, 2024, from $0.1 million for the nine months ended September 30, 2023. The increase in development cost of revenue resulted from the increase in development revenue described above.

Operating Expenses

Research and development expense decreased by $1.2 million, or 18%, to $5.5 million for the three months ended September 30, 2024, from $6.7 million for the three months ended September 30, 2023, resulting primarily from a $1.2 million decrease in personnel related costs.

Selling, general and administrative expense decreased by $0.8 million, or 13%, to $5.3 million for the three months ended September 30, 2024, from $6.1 million for the three months ended September 30, 2023, resulting primarily from a $1.6 million decrease in personnel related costs, a $0.2 million decrease in other general and administrative costs such as advertisement and trade shows, partially offset by a $1.0 million increase in legal, accounting and other professional services expenses mainly related to the Transaction.

Research and development expense decreased by $8.9 million, or 38%, to $14.4 million for the nine months ended September 30, 2024, from $23.3 million for the nine months ended September 30, 2023, resulting primarily from a $5.9 million decrease in personnel costs, a $2.0 million decrease in material costs, a $0.9 million decrease in engineering services, and a $1.0 million decrease in travel and meals expenses.

Annex F-31

Selling, general and administrative expense decreased by $3.7 million, or 20%, to $15.3 million for the nine months ended September 30, 2024, from $19.1 million for the nine months ended September 30, 2023, resulting primarily from a $5.2 million decrease in personnel related costs, $0.5 million decrease in advertisement and trade shows expenses, $0.2 million decrease in travel and meals expenses, partially offset by a $2.3 million increase in legal, accounting and other professional services expenses mainly related to the Transaction.

Gain (loss) on Change in Fair Value of Earnout and Warrant Liabilities

There was no gain or loss on change in fair value of the earnout liability for the three months ended September 30, 2024, compared to a gain of $0.1 million for the three months ended September 30, 2023, a decrease of $0.1 million. The change in fair value of the warrant liability was an immaterial loss for the three months ended September 30, 2024, compared to a gain of $0.2 million for the three months ended September 30, 2023, a decrease of $0.2 million.

The gain on change in fair value of the earnout liability decreased by $0.8 million to an immaterial amount for the nine months ended September 30, 2024, compared to a gain of $0.8 million for the nine months ended September 30, 2023. The change in fair value of the warrant liability was an immaterial loss for the nine months ended September 30, 2024, compared to a gain of $0.3 million for the nine months ended September 30, 2023, a decrease of $0.3 million.

The decreases were primarily due to a larger decrease in the Company’s common share price in 2024 as compared to 2023.

Foreign Currency Transaction Loss, Net

There was no foreign currency transaction loss, net during the three and nine months ended September 30, 2024 or the three months ended September 30, 2023. During the nine months ended September 30, 2023, the Foreign currency transaction loss, net of $0.8 million resulted from the repayment of the Secured Term Loan with Koito, which was denominated in Japanese Yen.

Loss on Extinguishment of Debt

There were no losses on extinguishment of debt during the three and nine months ended September 30, 2024 or the three months ended September 30, 2023. Loss on extinguishment of debt of $1.1 million for the nine months ended September 30, 2023 resulted from repayment of the Secured Term Loan with Koito.

Other (Expense) Income, Net

Other (expense) income, net was a $0.3 million expense for the three months ended September 30, 2024. This was due to a contingent loss incurred from project loss claims from our contract manufacturers affected by the GM series production award cancellation. Other (expense) income, net increased by $3.8 million for the nine months ended September 30, 2024 mainly due to a gain related to recoveries from the GM series production award cancellation that became realizable during the first quarter of 2024. Other (expense) income, net was immaterial for each of the three and nine months ended September 30, 2023.

Interest Income, Net

Interest income, net decreased by $0.2 million for the three months ended September 30, 2024. Interest income, net decreased by $0.1 million for the nine months ended September 30, 2024. The decreases in interest income earned were primarily due to decreasing cash and short-term investment balances in 2024 as compared to 2023.

Benefits (Provision) for Income Taxes

Our benefit (provision) for income taxes were immaterial for each of the three and nine months ended September 30, 2024 and 2023. We provided a full valuation allowance on our net U.S. federal and state deferred tax assets for the three and nine months ended September 30, 2024 and 2023. For all reporting periods, we had U.S. federal and state tax-effected net operating loss carryforwards available to reduce future taxable income, of which post-2017 federal net operating loss will be carried forward indefinitely and pre-2017 federal net operating loss carryover and state net operating loss carryover and state net operating loss carryover will expire on varying dates.

Annex F-32

Liquidity and Capital Resources

Sources of Liquidity

As of September 30, 2024, we had cash and cash equivalents totaling $47.7 million. We believe that our current cash position will be sufficient to satisfy our foreseeable liquidity needs and capital expenditure requirements, including for at least the next twelve months.

On October 27, 2022, we entered into an Investment Agreement with Koito, pursuant to which, among other things, at the closing of the transactions, and based on the terms and subject to the conditions set forth therein, we issued and sold to Koito, 100,000 shares of Preferred Stock for a purchase price of $100.0 million. The issuance and sale of the Preferred Stock and related matters were approved by our stockholders on January 11, 2023, and the Preferred Stock was issued to Koito on January 19, 2023. The Preferred Stock is convertible, beginning on January 19, 2024, into shares of our common stock at an approximate initial conversion price of $25.85 per share (subject to adjustment).

On July 29, 2024, we entered into the Koito Merger Agreement, pursuant to which Koito is expected to acquire all of the Company’s capital stock that is not already owned by Koito. The Transaction is expected to close in the first quarter of 2025, subject to regulatory approvals and other customary closing conditions. If the Transaction is consummated, we will become a privately-held subsidiary with increased liquidity and capital resources from Koito.

In December 2023, Koito informed us that GM had decided to re-scope its ADAS product offerings and, as a result, all outstanding purchase orders placed with us related to the GM series production award have been cancelled. As is customary when an automotive program changes, we submitted a project investment cost recovery claim related to the cancellation to Koito and realized $4.0 million of cost recovery during the nine months ended September 30, 2024. The timing and amount of recovery, if any, of the remaining portion of our cost recovery claim is uncertain and unknown at this time. See Note 17 to the condensed consolidated financial statements included elsewhere in this Report.

We have incurred negative cash flows from operating activities and significant operating losses in the past as reflected in our accumulated deficit of $151.9 million as of September 30, 2024. During the nine months ended September 30, 2024, we had negative cash flow from operating activities of $8.7 million. We expect to continue to invest in research and development and generate operating losses in the near future. In addition, our future capital requirements will depend on many factors, including our lidar sales volume (including if we have major customer wins or series production award wins), development project revenue, the timing and extent of spending in materials, equipment, and personnel to support our research and development efforts in lidar technology, the expansion of sales and marketing activities, market adoption of new and enhanced products and features, and increased spending due to inflation and supply chain shortages. If we are required to raise additional funds by issuing equity securities, dilution to stockholders would result. Any equity securities issued may also provide for rights, preferences, or privileges senior to those of common stockholders. For example, the Preferred Stock issued to Koito is ranked more senior to our common stock in the event of liquidation and includes other rights and preferences senior to those of our common stock. In addition, the Preferred Stock is convertible into shares of our common stock and, upon conversion, will result in dilution to our stockholders. If we raise funds by issuing debt securities, these debt securities would have rights, preferences, and privileges senior to those of common stockholders. Our ability to raise additional funds through the issuance of debt or equity securities may be subject to Koito’s consent pursuant to the Investor Rights Agreement and, until the closing of the Transaction or the termination thereof, the Koito Merger Agreement. For information regarding our cash requirements from lease obligations, see Note 16 to the condensed consolidated financial statements included elsewhere in this Report.

We are subject to risks and uncertainties frequently encountered by early-stage companies including, but not limited to, the uncertainty of successfully developing products, securing certain contracts, building a customer base, successfully executing business and marketing strategies, and hiring appropriate personnel.

To date, we have been funded primarily by equity financings (including the Preferred Stock), convertible promissory notes, and the net proceeds we received through the Business Combination, PIPE Investment, and private placements of the Legacy Cepton convertible preferred stock. Failure to generate sufficient revenues, achieve planned gross margins and operating profitability, control operating costs, or secure additional funding may require us to modify,

Annex F-33

delay, or abandon some of our planned future expansion or development, or to otherwise enact operating cost reductions available to management, which could have a material adverse effect on our business, operating results, financial condition, and ability to achieve our intended business objectives.

Cash Flow Summary — Nine Months Ended September 30, 2024 and 2023

	Nine Months Ended September 30,
	2024	2023
	(dollars in thousands)
Net cash provided by (used in):
Operating activities	$(8,700)	$(30,526)
Investing activities	6,057	(13,898)
Financing activities	(99)	54,623

Operating Activities

During the nine months ended September 30, 2024, our operating activities used $8.7 million in cash. We recorded a net loss of $17.3 million; however, this was offset by a $5.1 million of non-cash net expenses consisting primarily of stock-based compensation expense of $3.7 million and amortization of right-of-use assets of $1.3 million. During the nine months ended September 30, 2024, changes in our operating assets and liabilities increased net cash by $3.5 million, resulting primarily from a $3.1 million decrease in accounts receivable balance with more cash collection, a $1.3 million decrease in inventory balance, a $1.3 million increase in accounts payable balance due to timing of payments, and a $0.8 million increase in accrued expenses and other current liabilities. The changes in operating assets and liabilities were partially offset by a $1.8 million increase in prepaid expenses and other current assets and a $1.4 million decrease in operating lease liabilities.

During the nine months ended September 30, 2023, our operating activities used $30.5 million in cash. We recorded a net loss of $40.2 million; however, this was offset by a $8.6 million of non-cash income and expenses consisting primarily of stock-based compensation expense of $7.0 million, amortization of right-of-use assets of $1.2 million, loss on extinguishment of debt of $1.1 million, foreign currency transaction loss of $0.8 million, and depreciation and amortization of $0.4 million. These non-cash income items were partially offset by gains from the change in fair value of earnout and warrant liabilities of $1.1 million and other accretion of $0.7 million. During the nine months ended September 30, 2023, we generated net cash of $1.1 million from changes in our operating assets and liabilities resulting primarily from a $3.0 million decrease in prepaid expenses and other current assets due to amortization of our director and officers insurance policy, and a $1.1 million increase in accrued expenses and other current liabilities. These were offset by a $0.9 million increase in inventory as the Company made preparations for the start of the series production prior to production being delayed, and a $0.8 million increase in accounts receivable driven by the increase in revenue, and a $0.8 million decrease in accounts payable due to the timing of payments.

Investing Activities

During the nine months ended September 30, 2024, our investing activities generated $6.1 million of cash, resulting primarily from proceeds from maturities of short-term investments of $6.0 million.

During the nine months ended September 30, 2023, our investing activities used $13.9 million of cash, resulting primarily from purchases of short-term investments of $37.8 million and purchases of property and equipment of $1.3 million, partially offset by proceeds from maturities of short-term investments of $25.2 million.

Financing Activities

During the nine months ended September 30, 2024, our financing activities used $0.1 million of cash from payment of employee taxes on RSU vesting.

During the nine months ended September 30, 2023, our financing activities provided $54.6 million of cash consisting primarily of $99.9 million of net proceeds from the issuance of Preferred Stock to Koito, partially offset by the repayment of $45.2 million of short-term debt to Koito.

Annex F-34

Critical Accounting Policies and Estimates

We prepare our condensed consolidated financial statements in accordance with U.S. GAAP. The preparation of these condensed consolidated financial statements requires us to make estimates, assumptions and judgments that can significantly impact the amounts we report as assets, liabilities, revenue, costs and expenses and the related disclosures. We base our estimates on historical experience and other assumptions that we believe are reasonable under the circumstances. Our actual results could differ significantly from these estimates under different assumptions and conditions. A discussion of the accounting policies that management considers critical in that they involve significant management judgments and assumptions, require estimates about matters that are inherently uncertain and because they are important for understanding and evaluating our reported financial results is included in Part II, Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2023. There have been no material changes to our critical accounting policies.

Emerging Growth Company Status

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can choose not to take advantage of the extended transition period and comply with the requirements that apply to non-emerging growth companies, and any such election to not take advantage of the extended transition period is irrevocable.

We are an “emerging growth company” as defined in Section 2(a) of the Securities Act of 1933, as amended, and have elected to take advantage of the benefits of the extended transition period for new or revised financial accounting standards, although we may decide to early adopt such new or revised accounting standards to the extent permitted by such standards. This may make it difficult or impossible to compare our financial results with the financial results of another public company that is either not an emerging growth company or is an emerging growth company that has chosen not to take advantage of the extended transition period exemptions because of the potential differences in accounting standards used.

Subject to certain conditions set forth in the JOBS Act, if, as an emerging growth company, we intend to rely on such exemptions, we are not required to, among other things: (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act; (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act; (iii) comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis); and (iv) disclose certain executive compensation-related items such as the correlation between executive compensation and performance and comparisons of the Chief Executive Officer’s compensation to median employee compensation.

We will remain an emerging growth company until the earlier of: (1) the last day of the fiscal year (a) ending December 31, 2026, (b) in which we have total annual gross revenue of at least $1.235 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the prior fiscal year’s second fiscal quarter; and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. References herein to “emerging growth company” shall have the meaning associated with it in the JOBS Act.

Recent Accounting Pronouncements

See Note 1 to our condensed consolidated financial statements included elsewhere in this Report for recently adopted accounting pronouncements and recently issued accounting pronouncements not yet adopted as of the date of this Report.

Annex F-35

Item 3.       Quantitative and Qualitative Disclosures About Market Risk

There have been no material changes to our market risk exposures or management of market risk from those disclosed in Quantitative and Qualitative Disclosures About Market Risk included under Part II, Item 7A in our Annual Report on Form 10-K for the year ended December 31, 2023.

Item 4.       Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Our management, with the participation of our Chief Executive Officer and Chief Financial Officer, has evaluated the effectiveness of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) as of the end of the period covered by this Report.

Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applies its judgment in evaluating the cost benefit relationship of possible controls and procedures.

As discussed elsewhere in this Report, we completed the Business Combination on February 10, 2022. Prior to the consummation of the Business Combination, we were a private company with limited accounting personnel and other resources with which to address our internal control over financial reporting. Based on the evaluation of our disclosure controls and procedures as of the end of the period covered by this Report, our management concluded that our disclosure controls and procedures were not effective as of such date because of the material weaknesses in our internal control over financial reporting identified as of December 31, 2021 that continued to exist with respect to our internal control over financial reporting as of September 30, 2024:

•        We did not maintain a sufficient complement of resources with an appropriate level of accounting knowledge and experience commensurate with the financial reporting requirements for a public company, in particular with respect to technical accounting knowledge regarding the accounting for certain non-standard transactions.

We cannot assure you that additional significant deficiencies or material weaknesses in our internal control over financial reporting will not be identified in the future. Any failure to maintain or implement required new or improved controls, or to implement our remediation plans or any difficulties we encounter in our implementation thereof, could result in additional significant deficiencies or material weaknesses or result in material misstatements in our financial statements. If we are unable to assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion as to the effectiveness of our internal control over financial reporting when required, lenders and investors may lose confidence in the accuracy and completeness of our financial reports.

This material weakness has resulted in certain immaterial errors in our previous financial statements and, if not remediated, could result in misstatements of accounts or disclosures that would result in a material misstatement to the annual consolidated financial statements or the interim condensed consolidated financial statements that would not be prevented or detected.

Our management anticipates that our internal control over financial reporting will not be effective until the above material weakness is remediated. If our remediation of this material weakness is not effective, or we experience additional material weaknesses in the future or otherwise fail to maintain an effective system of internal control over financial reporting in the future, the accuracy and timing of our financial reporting may be adversely affected, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to the Nasdaq listing requirements, investors may lose confidence in our financial reporting, and the price of our common stock may decline as a result. In addition, we may be unable to sell shares of common stock to Lincoln Park pursuant to the Purchase Agreement at prices we consider to be reasonable or at all, we may be unable to borrow funds from banking institutions on acceptable terms or at all, and we may face restricted access to various sources of financing in the future.

Annex F-36

We will continue to evaluate our accounting and financial staffing needs in light of the material weakness described above. While we have made progress to enhance our internal control over financial reporting and will continue to devote effort in control remediation, additional time is required to complete implementation and to assess and ensure the sustainability of these procedures. Accordingly, the material weakness cannot be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

Changes in Internal Control Over Financial Reporting

Other than the remediation steps taken above, there were no changes in our internal control over financial reporting identified in connection with the evaluation required by Rule 13a-15(d) or 15d-15(d) of the Exchange Act during the quarter ended September 30, 2024 that materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Annex F-37

PART II — OTHER INFORMATION

Item 1.       Legal Proceedings

From time to time, the Company may be involved in various legal claims, litigation and other matters that arise in the normal course of its operations. Although there can be no assurances and the outcome of these matters is not determinable, the Company currently believes that none of these claims, actions or proceedings are likely to have a material adverse effect on the Company’s financial position.

Item 1A.    Risk Factors

In addition to the other information set forth in this Report, you should carefully consider the risk factors described in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which could materially affect our business, financial condition and/or operating results. The risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are not the only risks facing us. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially and adversely affect our business, financial condition and/or operating results. Other than risks disclosed herein, there have not been any material changes in the Risk Factors as previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2023.

We were recently awarded a series production award, alongside Koito; however, our business prospects, results of operations and financial condition could be materially and adversely affected if the development or the launch plans in which our products are expected to be deployed are significantly scaled back, delayed or terminated.

Our growth plans are substantially dependent on series production awards through Koito. Sales to Koito have historically accounted for a significant portion of our total revenue. In March 2024, we were notified of a series production award, alongside Koito, for our near-range lidar. The terms of this series production award are not final, and may change over time. If this customer terminates, significantly alters or delays this series production award, and/or alters its relationship with us or with Koito in a manner that is adverse to us, our business would be materially adversely affected.

We entered into an engineering services contract in May 2024 with Koito to support customer-specific product development and program execution efforts for this new OEM, and achieved the applicable milestones and received the related payments. While we expect to enter into future arrangements related to the development and volume production of our products, there can be no assurance that we will be able to achieve the applicable milestones or volume production or achieve them in time under any future arrangements relating to this new series production award. If we fail to achieve the applicable milestones, volume production, or for any other reason realize fewer fees than we expect, our results of operations and financial condition could be materially and adversely affected.

We, alongside Koito, were previously awarded a series production award for which the OEM delayed and then decided to re-scope its ADAS product offerings. As a result, Koito cancelled all outstanding purchase orders it had issued to us. If we are unable to maintain our relationship with Koito or the terms of our arrangements with Koito with respect to this new series production award differ from our expectations, including with respect to volume, pricing and timing, or Koito were to cancel all or a portion of the engineering services contract referred to above, then our business and prospects would be materially adversely affected.

There can be no assurance that we will be able to maintain our relationship with Koito, secure orders from this customer for our near-range lidar or recognize the benefits of any future arrangements, and the occurrence of one or more of these risks could materially adversely affect our business prospects, results of operations and financial condition and could cause our stock price to decline.

The Transaction is subject to the satisfaction of certain closing conditions, including government consents and approvals, some or all of which may not be satisfied or consummated within the expected timeframe, if at all, and the failure to complete the Transaction within the intended timeframe, or at all, would likely adversely affect our business, results of operations, financial condition, and the trading price of our common stock.

The Koito Merger Agreement contains a number of conditions that must be satisfied or waived prior to its completion, including the approval of the Koito Merger Agreement and the Transaction by the holders of a majority of the outstanding shares of our common stock entitled to vote thereon, and the receipt of required

Annex F-38

regulatory approvals, consents or clearances with respect to the Transaction, including from the Committee on Foreign Investment in the United States. We can provide no assurance that all required consents and approvals will be obtained or that all closing conditions will otherwise be satisfied (or waived, if applicable), and, even if all required consents and approvals can be obtained and all closing conditions are satisfied (or waived, if applicable), we can provide no assurance as to the terms, conditions and timing of such consents and approvals or the timing of the completion of the Transaction. Many of the conditions to completion of the Transaction are not within our control, and we cannot predict when or if these conditions will be satisfied (or waived, if applicable). Any adverse consequence of the Transaction could be exacerbated by any delays in completion of the Transaction or termination of the Koito Merger Agreement.

If the Transaction is not consummated within the intended timeframe or at all, we may be subject to a number of material risks, including potential declines in the trading price of our common stock a negative reactions from our investors, merchants, users, business partners, vendors and employees.

Each party’s obligation to consummate the Transaction is also subject to the accuracy of the representations and warranties of the other party (subject to customary materiality qualifications) and compliance in all material respects with the covenants and agreements contained in the Koito Merger Agreement as of the closing of the Transaction, including, with respect to us, covenants to conduct our business in the ordinary course of business and to refrain from taking certain types of actions without Koito’s consent and to not engage in certain kinds of material transactions prior to closing without Koito’s consent. In addition, the Koito Merger Agreement may be terminated under certain specified circumstances. Upon termination of the Koito Merger Agreement under specified circumstances, including, among others, if our Board of Directors changes its recommendation in favor of the Transaction or approves or recommends a competing alternative proposal, or we fail to obtain the required stockholder approval of the Transaction, we would be required to pay a termination fee to Koito of $1,250,000. As a result, we cannot assure you that the Transaction will be consummated, even if our stockholders have approved the Transaction, or that, if consummated, it will be exactly on the terms set forth in the Koito Merger Agreement or within the expected timeframe.

If the Transaction is consummated, our stockholders will forgo the opportunity to benefit from potential future appreciation in the value of the Company.

The Koito Merger Agreement provides that at the Effective Time, each share of Company Common Stock issued and outstanding immediately before the Effective Time (subject to certain exceptions) shall be converted automatically into the right to receive the Merger Consideration. If the transaction is consummated, our stockholders will no longer hold interests in the Company and, therefore, will not be entitled to benefit from any potential future appreciation in the value of the Company. In the absence of the transactions contemplated by the Koito Merger Agreement, we could have various opportunities to enhance the Company’s value, including, but not limited to, entering into a transaction that values the shares of our common stock higher than the value provided for in the Koito Merger Agreement. Therefore, if the Transaction is consummated, stockholders will forgo future appreciation, if any, in the value of the Company and the opportunity to participate in any other potential transactions that may have resulted in a higher price per share than the price to be paid in the transaction contemplated by the Koito Merger Agreement.

We will be subject to business uncertainties while the Transaction is pending, which could adversely affect our business.

The Koito Merger Agreement generally requires us to operate our business in the ordinary course in substantially the same manner as previously conducted pending consummation of the Transaction and restricts us, without Koito’s consent, from taking certain specified actions until the Transaction is consummated, including incurring indebtedness and making capital expenditures subject to certain specified exceptions. These restrictions may affect our ability to execute our business and goals, and prevent us from pursuing attractive business opportunities.

The Transaction could also disrupt our business or business relationships. Parties with which we have business relationships may delay or defer certain business decisions, seek alternative relationships with third parties or seek to alter their present business relationships with us. Parties with which we otherwise may have sought to establish business relationships may seek alternative relationships with third parties.

Annex F-39

In addition, customers who would otherwise order our products may choose not to order from us during the pendency of the Transaction.

The pursuit of the Transaction has placed, and will continue to place, a significant burden on our management and other internal resources. It may also divert management’s time and attention from the day-to-day operation of our business and the execution of our other strategic initiatives. In addition, during the pendency of the Transaction, we may be unable to attract and retain key personnel.

In addition, we have incurred and will continue to incur significant costs for professional services and other transaction costs in connection with the Transaction, and many of these costs are payable regardless of whether or not the Transaction is consummated.

Any of the foregoing could adversely affect our business, results of operations, cash flows and financial condition, and the trading price of our common stock.

The Koito Merger Agreement limits our ability to pursue alternatives to the Transaction.

The Koito Merger Agreement contains non-solicitation provisions that make it substantially more difficult for us to sell our assets or engage in another type of acquisition transaction with a party other than Koito. Specifically, we agreed, subject to certain exceptions with respect to unsolicited bids and the exercise of fiduciary duties by our Board of Directors, not to directly or indirectly solicit competing proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited competing proposals. We also agreed to cease all existing discussions with third parties regarding any competing proposals.

These non-solicitation provisions, among others contained in the Koito Merger Agreement, could discourage a third party that might have an interest in acquiring all of or substantially all of our assets or our common stock from considering or proposing such an acquisition, even if that party were prepared to pay consideration with a higher value than the consideration to be paid by Koito.

Stockholder litigation could prevent or delay the closing of the Transaction or otherwise negatively impact our business, operating results and financial condition.

We may incur additional costs in connection with the defense or settlement of any stockholder litigation relating to the Transaction. Such litigation may adversely affect our ability to complete the Transaction. We could incur significant costs in connection with any such litigation, including costs associated with our indemnification obligations to our directors.

Item 2.       Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.       Defaults Upon Senior Securities

None.

Item 4.       Mine Safety Disclosures

Not applicable.

Item 5.       Other Information

Insider Trading Arrangements

During the quarter ended September 30, 2024, none of our officers or directors adopted or terminated any contract, instruction or written plan for the purchase or sale of our securities that was intended to satisfy the affirmative defense conditions of Rule 10b5-1(c) or constituted a “non-Rule 10b5-1 trading arrangement.”

Annex F-40

Item 6.       Exhibits

Exhibit No.	Description
2.1

Business Combination Agreement, dated as of August 4, 2021, by and among GCAC, Merger Sub and Cepton (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-1 filed by the Company on February 11, 2022).

2.2

Amendment to Business Combination Agreement, dated as of January 21, 2022, by and among GCAC, Merger Sub and Cepton (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form S-1 filed by the Company on February 11, 2022).

2.3

Agreement and Plan of Merger, by and among Cepton, Inc., Koito Manufacturing Co., Ltd.. and Project Camaro Merger Sub, Inc. dated as of July 29, 2024 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on July 29, 2024).

3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 filed by the Company on February 11, 2022).
3.2

Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by the Company on September 18, 2023).

3.3	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the to the Current Report on Form 8-K filed by the Company on February 10, 2022).
3.4

Certificate of Designations of Series A Convertible Preferred Stock, par value $0.00001, of Cepton, Inc., dated January 18, 2023 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by the Company on January 24, 2023).

10.1	Form of Voting Support Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 29, 2024).
10.2++

Employment Agreement by and between Cepton Technologies, Inc. and Jun Pei, dated September 9, 2024 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on September 9, 2024)

10.3++

Employment Agreement by and between Cepton Technologies, Inc. and Dongyi Liao, dated September 9, 2024 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on September 9, 2024)

31.1*

Certification of the Principal Executive Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2*

Certification of the Principal Financial Officer Pursuant to Rules 13a-14(a) and 15d-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1*	Certification of the Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2*	Certification of the Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.INS*	Inline XBRL Instance Document.
101.SCH*	Inline XBRL Taxonomy Extension Schema Document.
101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

____________

*        Filed herewith.

++      Indicates a management or compensatory plan.

Annex F-41

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CEPTON, INC.
Date: November 8, 2024		/s/ Jun Pei
	Name:	Jun Pei
	Title:	President and Chief Executive Officer (Principal Executive Officer)
Date: November 8, 2024		/s/ Dong (Dennis) Chang
	Name:	Dong (Dennis) Chang
	Title:	Interim Chief Financial Officer (Principal Financial and Accounting Officer)

Annex F-42

CEPTON, INC. 399 WEST TRIMBLE ROAD SAN JOSE, CALIFORNIA 95131 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CPTN2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V58236-S99540 CEPTON, INC. The Board of Directors recommends you vote FOR the following proposals: 2. Adjourn the Special Meeting to a later date or time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Transaction Proposal (the “Adjournment Proposal”). 1. Adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated July 29, 2024 (the “Merger Agreement”), by and among the Company, KOITO MANUFACTURING CO., LTD., a corporation organized under the laws of Japan (“Parent” or “Koito”), and Project Camaro Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and an indirectly wholly owned subsidiary of Parent (the “Transaction Proposal”). NOTE: Such other business as may properly come before the meeting, or any adjournment or postponement thereof. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. V58237-S99540 CEPTON, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jun Pei and Dennis Chang, or either of them (each a “Proxy”), as proxy of the undersigned with full power of substitution and authorizes them to vote the shares of common stock of Cepton, Inc. that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of stockholders (the “Special Meeting”) of Cepton, Inc., to be held on December 20, 2024 at 9:00 a.m. Pacific time via live web cast at www.virtualshareholdermeeting.com/CPTN2024SM, or any postponement or adjournment thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting. Continued and to be signed on the reverse side